UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03015

Ohio National Fund, Inc.

(Exact name of registrant as specified in charter)

One Financial Way, Cincinnati, Ohio	45242

(Address of principal executive offices)	(Zip code)

CT Corporation 300 E. Lombard St. Suite 1400 Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 513-794-6971

Date of fiscal year end: December 31

Date of reporting period: June 30, 2021

Item 1. Reports To Stockholders.

(a)

Ohio National Fund, Inc.
SEMIANNUAL REPORT  June 30, 2021

Ohio National Fund, Inc.

President's Message
Tara York, CFA
President, Ohio National Fund, Inc.

Dear Investor:
The path to recovery dictated the direction of global economies and market trends in the first half of 2021 as equity markets continued to advance amid a favorable outlook for global economic growth. The confluence of vaccine rollouts, reopening hopes across global economies, and a continued accommodative stance by central banks fueled faster growth. Despite an optimistic outlook for global economies, the vaccine rollout was disparate across various countries and it became evident that the return to a pre-pandemic world would not be synchronized for either developed or developing economies.
Domestically, growth was spurred by a combination of accommodative monetary policy and stimulative fiscal policy, including a $1.9 trillion coronavirus relief bill and the U.S. Federal Reserve’s continued focus on the balance between full employment and price stability. Consumer balance sheets remained strong, with the consumer savings rate at historically high levels and corporate earnings continuing to surge past expectations. U.S. gross domestic product increased at an annual rate of 6.3% during the first quarter of 2021 and 6.5% during the second quarter, with most forecasts indicating that 2021 GDP growth rates could outpace pre-pandemic forecasts. Equity markets and bond yields continued to rise due to the improving growth outlook. The reflation narrative extended broad-based gains in equities, while rising bond yields caused fixed income returns to struggle.
Equity Markets
Equity markets continued to soar to record highs in the first half of 2021 following a surprisingly strong recovery in 2020. All sizes and styles of U.S. equities finished higher over the six-month period ended June 30, 2021, as vaccine progress drove optimism about the reopening of the global economy and U.S. stimulus measures boosted sentiment. The market rotation observed during the last quarter of 2020 continued into 2021 as evidenced by investors maintaining their preference for value stocks over growth stocks as well as mid and small cap stock indices continuing to outperform large cap indices. Within the domestic equity market, the S&P 500 (large cap) Index posted a return of 15.3%, while the S&P Midcap 400 Index and Russell 2000 Index posted returns of 17.6% and 17.5%, respectively, for the period ended June 30, 2021. The Russell 1000 Value Index provided a return of 17.1%, while the Russell 1000 Growth Index provided a return of 13.0%. Foreign equities also provided positive returns in the first half of 2021, albeit not as robust as those produced by domestic markets. Globally, markets struggled somewhat as lagging vaccination rates in countries outside the U.S. and new lockdown measures hindered a synchronized return to growth. The MSCI All Country World Ex-USA Index posted a return of 9.2%, while the MSCI Emerging of 7.5%.
A summary of returns for key equity benchmarks for the period ended June 30, 2021 is presented below:
Index	06/30/21 YTD U.S. Dollar Total Return (price and dividend)
S&P 500®	+15.3%
Russell 1000® Growth	+13.0%
Russell 1000® Value	+17.1%
S&P MidCap 400®	+17.6%
Russell 2000®	+17.5%
MSCI All Country World Ex-USA (Net)	+9.2%
MSCI Emerging Market (Net)	+7.5%
Fixed Income Markets
Bond returns were generally negative during the first half of 2021 as the bond market repriced for rebounding economic growth and potentially higher levels of inflation. Short-term interest rates remained anchored near zero, while longer-term rates rose significantly, with the 10-year U.S. Treasury rate increasing from 0.91% to 1.47%. Credit spreads tightened over the period, doing very little to offset the rise in interest rates and remained at historically tight levels. For the six months ended June 30, 2021, more economically sensitive high yield bonds generated strong relative performance when compared to investment grade markets, as this segment benefited from expectations that economic growth would rebound in 2021. In this environment, low quality, shorter duration bonds outperformed higher quality, longer duration bonds.
The Bloomberg Barclays U.S. Aggregate Bond Index posted a total return of -1.6% for the first half of 2021. The Bloomberg Barclays Corporate Index provided a return of -1.3%, while the Bloomberg Barclays U.S. Corporate High Yield Index provided a return of 3.6%. The higher quality Bloomberg Barclays U.S. Treasury Index posted a return of -2.6%, while the shorter duration Bloomberg Barclays U.S. Securitized Index provided a total return of -0.8%. The table below illustrates the returns of the various indices for the six-month period ended June 30, 2021.
Index	06/30/21 YTD U.S. Dollar Total Return (price and interest)
Bloomberg Barclays U.S. Aggregate	-1.6%
Bloomberg Barclays U.S. Treasury	-2.6%
Bloomberg Barclays Securitized	-0.8%
Bloomberg Barclays Corporate	-1.3%
Bloomberg Barclays U.S. Corporate High Yield	+3.6%
The Ohio National Fund, Inc.
The Ohio National Fund, Inc. Portfolios turned in strong relative performance in first half of 2021, with 9 of the 17 actively managed Portfolios that were in operation for the entire period beating their respective benchmarks. Additionally, the three index Portfolios performed in line with their respective indices, before expenses.
Two new Portfolios were added to the fund family near the end of the period (the ON iShares Managed Risk Balanced Portfolio and the ON Janus Henderson U.S. Low Volatility
Portfolio), further expanding upon the wide array of investment options that can be utilized to build a diversified investment portfolio.
Looking Ahead
After nearly eighteen months since the onset of the pandemic, economies around the world have begun to refocus their efforts from primarily fighting the COVID-19 virus to recovery efforts while the world adapts to a post pandemic landscape. Despite economic recovery programs and a broadening rollout of vaccines, the rapid spread of the COVID-19 Delta variant has brought new concern for the global economic outlook, as cases surge and restrictive social measures are reintroduced in various regions around the globe.
In terms of the financial markets, U.S. equity valuations remain elevated relative to their historical averages. Elevated valuations and emerging inflation risks will continue to present a challenge to asset markets in the coming months. The 10-year Treasury will certainly be in focus this year, and investors will be listening closely for any signs that Federal Reserve Chairman Jerome Powell is laying the groundwork for a taper announcement at the August meeting in Jackson Hole. Additionally, investors will await more details on the Biden administration’s infrastructure proposal and notable changes in tax policy to weigh potential market impacts and economic implications.
As global equity markets continue to hit all-time highs, managing investor expectations will become increasingly important as volatility in both equity and fixed income markets remains. Additionally, we continue to see a disconnect between stock prices and company fundamentals, with momentum and speculation being the predominant forces driving returns. The first half of 2021 is a reminder that a disciplined investment approach and portfolio diversification serve as critical components in the portfolio construction process.
Thank you for entrusting your assets to Ohio National Fund, Inc. We look forward to continuing to serve your financial needs in 2021 and beyond. Stay safe.

Ohio National Fund, Inc.	ON Bond Portfolio (Unaudited)
Objective/Strategy
The ON Bond Portfolio seeks a high level of income and opportunity for capital appreciation consistent with preservation of capital by investing, under normal circumstances, at least 80% of its net assets in corporate debt securities.
Performance as of June 30, 2021
Average Annual returns
One year	4.13%
Five years	4.80%
Ten years	4.47%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.60% per the Fund’s prospectus dated May 1, 2021. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2021 can be found in the Portfolio’s Financial Highlights.
Comments from Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the six-month period ended June 30, 2021, the Portfolio returned -1.25% versus -1.06% for its benchmark, the ICE BofAML U.S. Corporate Master Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  Bond returns were generally negative during the period. The Federal Reserve maintained an accommodative monetary policy, and kept the Federal Funds rate near 0% throughout the period. Meanwhile, longer term interest rates increased, with the 10-year U.S. Treasury rate ending the period at 1.47%, up 55 basis points from year end 2020. In this environment, shorter duration bonds generally outperformed longer duration bonds. Corporate credit spreads tightened during the period, offsetting some of the effects of the interest rate increase. In addition, lower rated bonds generally outperformed higher rated bonds during the period.
Q.  How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?
A.  Sector allocation was the largest driver of the Portfolio’s performance. The overweight to Consumer Discretionary and underweight to Information Technology were the largest positive drivers of relative return. The largest sector detractor was an underweight to Financials. Thematically, the drivers of relative performance tended to follow sector overweights and underweights to sectors that benefited from the anticipated economic recovery from the pandemic. In terms of security selection, the largest positive drivers to relative return were selection within the Materials and Consumer Discretionary sectors. The largest detractors due to security selection were within the Communication Services and Utilities sectors. Security selection, in aggregate, did not meaningfully affect the performance of the Portfolio relative to the benchmark. (1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  The top three contributors to the Portfolio’s performance relative to the benchmark were American Airlines 2015-1 Class B Pass Through Trust, 3.700% due 05/01/2023, Syngenta Finance N.V., 5.182% due 4/24/2028, and Kraft Heinz Foods Co., 4.625% due 10/01/2039. Each of these bonds experienced credit spread tightening during the period, which contributed to their positive performance. The top three detractors to the Portfolio’s performance relative to the benchmark were Rogers Communications, Inc., 3.700% due 11/15/2049, The Coca-Cola Co., 2.500% due 3/15/2051, and Duke Energy Corp., 3.750% due 9/01/2046. Each of these bonds are longer duration bonds, which performed poorly due to rising long term interest rates. In addition, Rogers Communications, Inc. announced a large debt finance acquisition during the period, which drove its credit spread wider. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2021.
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The ICE BofAML U.S. Corporate Master Index tracks the performance of all U.S. dollar-denominated, investment grade corporate public debt issued in the U.S. domestic bond market. Qualifying bonds must have an investment grade rating (based on an average of Moody’s, S&P, and Fitch). In addition, qualifying securities must have at least one year remaining term to maturity, a fixed coupon schedule, and a minimum amount outstanding of $250 million.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

(continued)

Ohio National Fund, Inc.	ON Bond Portfolio (Unaudited) (Continued)
Portfolio Composition as of June 30, 2021 (1)
% of Net Assets
Corporate Bonds (4)	94.2
Asset-Backed Securities (4)	2.6
U.S. Treasury Obligations	1.1
Money Market Funds and Other Net Assets	2.1
100.0
Top 10 Portfolio Holdings as of June 30, 2021 (1) (2) (3)
		% of Net Assets
1.	Campbell Soup Co. 4.150%, 03/15/2028	1.6
2.	Lear Corp. 4.250%, 05/15/2029	1.6
3.	AbbVie, Inc. 4.250%, 11/21/2049	1.3
4.	Kinross Gold Corp. 4.500%, 07/15/2027	1.2
5.	Mosaic Co. / The 4.050%, 11/15/2027	1.2
6.	Hasbro, Inc. 3.900%, 11/19/2029	1.2
7.	Keurig Dr Pepper, Inc. 3.430%, 06/15/2027	1.1
8.	RPM International, Inc. 4.250%, 01/15/2048	1.1
9.	Comcast Corp. 3.250%, 11/01/2039	1.1
10.	Boeing Co. / The 3.200%, 03/01/2029	1.1

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Corporate Bonds, Asset-Backed Securities):

% of Net Assets
Financials	25.9
Industrials	11.7
Consumer Staples	10.6
Energy	10.0
Materials	8.2
Utilities	7.9
Consumer Discretionary	7.4
Communication Services	6.6
Health Care	3.8
Real Estate	3.3
Information Technology	1.4
96.8

Ohio National Fund, Inc.	ON Bond Portfolio
Schedule of Investments	June 30, 2021 (Unaudited)
Corporate Bonds–94.2%		Rate	Maturity	Face Amount	Value
Communication Services–6.6%
AT&T, Inc. (Diversified Telecom. Svs.)		4.900%	08/15/2037	$1,000,000	$ 1,232,185
Charter Communications Operating LLC / Charter Communications Operating Capital (Media)		3.700%	04/01/2051	2,800,000	2,769,387
Comcast Corp. (Media)		3.250%	11/01/2039	3,000,000	3,190,910
Lamar Media Corp. (Media)		4.875%	01/15/2029	1,200,000	1,266,000
Rogers Communications, Inc. (Wireless Telecom. Svs.)		3.700%	11/15/2049	2,100,000	2,235,537
Time Warner Cable LLC (Media)		6.550%	05/01/2037	850,000	1,157,896
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		3.875%	04/15/2030	1,800,000	2,012,076
Verizon Communications, Inc. (Diversified Telecom. Svs.)		4.500%	08/10/2033	1,000,000	1,194,968
Verizon Communications, Inc. (Diversified Telecom. Svs.)		4.400%	11/01/2034	1,500,000	1,786,811
Verizon Communications, Inc. (Diversified Telecom. Svs.)		2.875%	11/20/2050	1,000,000	949,917
Walt Disney Co. / The (Entertainment)		3.600%	01/13/2051	1,000,000	1,133,507
					18,929,194
Consumer Discretionary–7.4%
Amazon.com, Inc. (Internet & Direct Marketing Retail)		3.875%	08/22/2037	1,000,000	1,192,451
Aptiv PLC (Auto Components)		4.350%	03/15/2029	1,000,000	1,151,654
Best Buy Co., Inc. (Specialty Retail)		1.950%	10/01/2030	3,000,000	2,909,830
Expedia Group, Inc. (Hotels, Restaurants & Leisure)		4.625%	08/01/2027	1,000,000	1,130,145
Hasbro, Inc. (Leisure Products)		3.900%	11/19/2029	3,000,000	3,335,641
Home Depot, Inc. / The (Specialty Retail)		2.375%	03/15/2051	2,000,000	1,849,832
Lear Corp. (Auto Components)		4.250%	05/15/2029	4,000,000	4,502,480
Lowe's Cos., Inc. (Specialty Retail)		3.000%	10/15/2050	2,000,000	1,971,855
M.D.C. Holdings, Inc. (Household Durables)		3.850%	01/15/2030	2,000,000	2,141,000
Magna International, Inc. (Auto Components)		3.625%	06/15/2024	1,000,000	1,077,967
					21,262,855
Consumer Staples–10.6%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. (Beverages)		4.700%	02/01/2036	2,000,000	2,454,687
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. (Beverages)		4.900%	02/01/2046	1,000,000	1,265,750
Anheuser-Busch InBev Worldwide, Inc. (Beverages)		4.600%	04/15/2048	2,000,000	2,441,687
B.A.T. Capital Corp. (Tobacco)		3.215%	09/06/2026	1,000,000	1,060,915
B.A.T. Capital Corp. (Tobacco)		4.700%	04/02/2027	2,000,000	2,260,006
Campbell Soup Co. (Food Products)		4.150%	03/15/2028	4,000,000	4,558,270
Coca-Cola Co. / The (Beverages)		3.000%	03/05/2051	1,000,000	1,040,865
Coca-Cola Co. / The (Beverages)		2.500%	03/15/2051	1,000,000	941,659
Costco Wholesale Corp. (Food & Staples Retailing)		1.750%	04/20/2032	1,200,000	1,181,777
Hershey Co. / The (Food Products)		1.700%	06/01/2030	1,800,000	1,787,946
Keurig Dr Pepper, Inc. (Beverages)		3.430%	06/15/2027	3,000,000	3,307,074
Kimberly-Clark Corp. (Household Products)		1.050%	09/15/2027	2,000,000	1,955,833
Kraft Heinz Foods Co. (Food Products)		4.625%	10/01/2039	1,200,000	1,397,599
Philip Morris International, Inc. (Tobacco)		3.375%	08/15/2029	2,500,000	2,764,148
Smithfield Foods, Inc. (Food Products)	(a)	3.000%	10/15/2030	2,000,000	2,016,453
					30,434,669
Energy–10.0%
Baker Hughes, a GE Co. LLC / Baker Hughes Co-Obligor, Inc. (Energy Equip. & Svs.)		4.080%	12/15/2047	2,000,000	2,284,622
BP Capital Markets America, Inc. (Oil, Gas & Consumable Fuels)		3.017%	01/16/2027	1,000,000	1,079,098
BP Capital Markets America, Inc. (Oil, Gas & Consumable Fuels)		1.749%	08/10/2030	1,400,000	1,366,020
Chevron Corp. (Oil, Gas & Consumable Fuels)		2.895%	03/03/2024	900,000	952,697
Chevron Corp. (Oil, Gas & Consumable Fuels)		2.236%	05/11/2030	1,800,000	1,854,870
ConocoPhillips (Oil, Gas & Consumable Fuels)	(a)	3.750%	10/01/2027	2,000,000	2,247,300
ConocoPhillips (Oil, Gas & Consumable Fuels)	(a)	2.400%	02/15/2031	1,800,000	1,842,371
Energy Transfer LP (Oil, Gas & Consumable Fuels)		4.950%	06/15/2028	2,000,000	2,310,757
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		4.114%	03/01/2046	900,000	1,061,694
Halliburton Co. (Energy Equip. & Svs.)		4.850%	11/15/2035	900,000	1,059,317
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)		5.300%	12/01/2034	1,000,000	1,235,168
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)		3.850%	06/01/2025	850,000	925,718
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)		4.750%	09/15/2044	1,000,000	1,181,536
ONEOK, Inc. (Oil, Gas & Consumable Fuels)		5.850%	01/15/2026	1,200,000	1,418,714
ONEOK, Inc. (Oil, Gas & Consumable Fuels)		6.000%	06/15/2035	1,000,000	1,256,822
Sabine Pass Liquefaction LLC (Oil, Gas & Consumable Fuels)		4.500%	05/15/2030	600,000	692,431
Shell International Finance B.V. (Oil, Gas & Consumable Fuels)		4.000%	05/10/2046	1,000,000	1,169,320
Tennessee Gas Pipeline Co. LLC (Oil, Gas & Consumable Fuels)	(a)	2.900%	03/01/2030	1,000,000	1,037,471
Texas Eastern Transmission LP (Oil, Gas & Consumable Fuels)	(a)	4.150%	01/15/2048	1,000,000	1,115,387
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		3.750%	06/15/2027	1,000,000	1,110,962
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		5.400%	03/04/2044	1,000,000	1,263,723
					28,465,998

(continued)

Ohio National Fund, Inc.	ON Bond Portfolio (Continued)
Schedule of Investments	June 30, 2021 (Unaudited)
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Financials–25.9%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Diversified Financial Svs.)		3.300%	01/23/2023	$2,000,000	$ 2,074,307
American Express Co. (Consumer Finance)		QL + 75	08/03/2023	1,000,000	1,012,843
American International Group, Inc. (Insurance)		3.875%	01/15/2035	2,500,000	2,827,265
Bank of America Corp. (Banks)		3.875%	08/01/2025	1,000,000	1,111,055
Bank of America Corp. (Rate is fixed until 01/23/2025, at which point, the rate becomes QL + 81) (Banks)	(b)	3.366%	01/23/2026	2,000,000	2,156,390
Bank of America Corp. (Rate is fixed until 04/24/2037, at which point, the rate becomes QL + 181) (Banks)	(b)	4.244%	04/24/2038	1,000,000	1,188,201
Bank of Montreal (Rate is fixed until 12/15/2027, at which point, the rate becomes USSW5 + 143) (Banks)	(b)	3.803%	12/15/2032	2,800,000	3,086,970
Berkshire Hathaway, Inc. (Diversified Financial Svs.)		3.125%	03/15/2026	900,000	983,823
BlackRock, Inc. (Capital Markets)		2.400%	04/30/2030	1,000,000	1,046,849
Capital One Bank U.S.A. N.A. (Rate is fixed until 01/28/2025, at which point, the rate becomes SOFR + 91) (Consumer Finance)	(b)	2.280%	01/28/2026	1,500,000	1,555,475
Citigroup, Inc. (Banks)		4.400%	06/10/2025	2,000,000	2,233,639
Citigroup, Inc. (Banks)		3.700%	01/12/2026	1,000,000	1,105,863
Citigroup, Inc. (Banks)		4.450%	09/29/2027	2,000,000	2,284,992
Discover Bank (Rate is fixed until 08/09/2023, at which point, the rate becomes USSW5 + 173) (Banks)	(b)	4.682%	08/09/2028	2,000,000	2,124,300
E*TRADE Financial Corp. (Capital Markets)		2.950%	08/24/2022	1,800,000	1,848,742
Ford Motor Credit Co. LLC (Consumer Finance)		QL + 88	10/12/2021	2,000,000	1,997,447
General Motors Financial Co., Inc. (Consumer Finance)		QL + 99	01/05/2023	2,000,000	2,018,292
Goldman Sachs Group, Inc. / The (Capital Markets)		3.750%	05/22/2025	2,000,000	2,187,891
Goldman Sachs Group, Inc. / The (Rate is fixed until 04/23/2028, at which point, the rate becomes QL + 116) (Capital Markets)	(b)	3.814%	04/23/2029	2,000,000	2,236,769
Intercontinental Exchange, Inc. (Capital Markets)		3.750%	12/01/2025	1,000,000	1,108,876
Jefferies Group LLC / Jefferies Group Capital Finance, Inc. (Diversified Financial Svs.)		4.850%	01/15/2027	1,800,000	2,093,718
JPMorgan Chase & Co. (Banks)		3.625%	12/01/2027	2,000,000	2,197,690
JPMorgan Chase & Co. (Rate is fixed until 05/13/2030, at which point, the rate becomes SOFR + 252) (Banks)	(b)	2.956%	05/13/2031	2,000,000	2,101,013
Marsh & McLennan Cos., Inc. (Insurance)		3.500%	06/03/2024	1,400,000	1,504,439
Morgan Stanley (Capital Markets)		QL + 140	10/24/2023	1,260,000	1,280,481
Morgan Stanley (Capital Markets)		3.950%	04/23/2027	1,000,000	1,117,368
Morgan Stanley (Rate is fixed until 01/23/2029, at which point, the rate becomes QL + 163) (Capital Markets)	(b)	4.431%	01/23/2030	2,000,000	2,341,781
Nasdaq, Inc. (Capital Markets)		3.850%	06/30/2026	2,000,000	2,225,338
PNC Bank N.A. (Banks)		2.700%	10/22/2029	2,500,000	2,647,169
S&P Global, Inc. (Capital Markets)		1.250%	08/15/2030	600,000	567,908
State Street Corp. (Capital Markets)		2.200%	03/03/2031	2,000,000	2,016,067
Synchrony Financial (Consumer Finance)		4.250%	08/15/2024	1,000,000	1,092,729
Synchrony Financial (Consumer Finance)		5.150%	03/19/2029	2,000,000	2,367,292
TD Ameritrade Holding Corp. (Capital Markets)		3.300%	04/01/2027	2,000,000	2,193,749
Truist Bank (Banks)		3.625%	09/16/2025	1,000,000	1,100,245
U.S. Bancorp (Banks)		1.375%	07/22/2030	2,000,000	1,927,535
Wells Fargo & Co. (Banks)		3.000%	04/22/2026	1,000,000	1,075,258
Wells Fargo & Co. (Rate is fixed until 10/30/2029, at which point, the rate becomes SOFR + 143) (Banks)	(b)	2.879%	10/30/2030	2,000,000	2,117,935
Wells Fargo & Co. (Rate is fixed until 04/30/2040, at which point, the rate becomes SOFR + 253) (Banks)	(b)	3.068%	04/30/2041	1,200,000	1,230,820
Wells Fargo & Co. (Banks)		4.650%	11/04/2044	1,000,000	1,232,042
Westpac Banking Corp. (Rate is fixed until 02/04/2025, at which point, the rate becomes H15T5Y + 135) (Banks)	(b)	2.894%	02/04/2030	1,500,000	1,555,755
Westpac Banking Corp. (Rate is fixed until 11/23/2026, at which point, the rate becomes USISDA05 + 224) (Banks)	(b)	4.322%	11/23/2031	1,800,000	1,997,486
					74,173,807
Health Care–3.8%
AbbVie, Inc. (Biotechnology)		3.200%	11/21/2029	1,000,000	1,086,044
AbbVie, Inc. (Biotechnology)		4.250%	11/21/2049	3,000,000	3,595,543
HCA, Inc. (Health Care Providers & Svs.)		5.250%	06/15/2026	1,000,000	1,157,560
Quest Diagnostics, Inc. (Health Care Providers & Svs.)		2.950%	06/30/2030	2,000,000	2,122,092
Quest Diagnostics, Inc. (Health Care Providers & Svs.)		2.800%	06/30/2031	1,200,000	1,252,597
Regeneron Pharmaceuticals, Inc. (Biotechnology)		1.750%	09/15/2030	1,800,000	1,705,524
					10,919,360
Industrials–9.1%
Air Lease Corp. (Trading Companies & Distributors)		2.250%	01/15/2023	2,000,000	2,053,158
Air Lease Corp. (Trading Companies & Distributors)		2.300%	02/01/2025	2,000,000	2,067,564
BAE Systems PLC (Aerospace & Defense)	(a)	1.900%	02/15/2031	2,000,000	1,927,470
Boeing Co. / The (Aerospace & Defense)		3.200%	03/01/2029	3,000,000	3,148,495

(continued)

Ohio National Fund, Inc.	ON Bond Portfolio (Continued)
Schedule of Investments	June 30, 2021 (Unaudited)
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Industrials (continued)
Burlington Northern Santa Fe LLC (Road & Rail)		4.550%	09/01/2044	$ 900,000	$ 1,149,883
Canadian Pacific Railway Co. (Road & Rail)		2.050%	03/05/2030	1,300,000	1,293,873
FedEx Corp. (Air Freight & Logistics)		4.900%	01/15/2034	2,000,000	2,495,944
Lockheed Martin Corp. (Aerospace & Defense)		1.850%	06/15/2030	1,200,000	1,203,902
Lockheed Martin Corp. (Aerospace & Defense)		3.600%	03/01/2035	1,000,000	1,144,599
Northrop Grumman Corp. (Aerospace & Defense)		2.930%	01/15/2025	2,500,000	2,665,212
Parker-Hannifin Corp. (Machinery)		4.200%	11/21/2034	1,400,000	1,645,947
Union Pacific Corp. (Road & Rail)		3.250%	08/15/2025	1,000,000	1,083,145
United Rentals North America, Inc. (Trading Companies & Distributors)		5.250%	01/15/2030	2,000,000	2,190,780
Waste Connections, Inc. (Commercial Svs. & Supplies)		4.250%	12/01/2028	1,800,000	2,081,345
					26,151,317
Information Technology–1.4%
Broadcom, Inc. (Semiconductors & Equip.)	(a)	2.600%	02/15/2033	2,000,000	1,955,737
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)		4.900%	10/15/2025	850,000	967,648
Seagate HDD Cayman (Tech. Hardware, Storage & Periph.)		4.875%	03/01/2024	900,000	969,714
					3,893,099
Materials–8.2%
Anglo American Capital PLC (Metals & Mining)	(a)	4.750%	04/10/2027	1,000,000	1,149,434
Anglo American Capital PLC (Metals & Mining)	(a)	4.000%	09/11/2027	900,000	997,807
Dow Chemical Co. / The (Chemicals)		4.250%	10/01/2034	2,000,000	2,311,849
Glencore Funding LLC (Metals & Mining)	(a)	2.850%	04/27/2031	2,000,000	2,033,870
Kinross Gold Corp. (Metals & Mining)		4.500%	07/15/2027	3,000,000	3,426,366
Mosaic Co. / The (Chemicals)		4.050%	11/15/2027	3,000,000	3,363,516
Nutrien Ltd. (Chemicals)		4.200%	04/01/2029	1,900,000	2,185,257
RPM International, Inc. (Chemicals)		4.250%	01/15/2048	3,000,000	3,273,113
Steel Dynamics, Inc. (Metals & Mining)		3.250%	01/15/2031	1,200,000	1,287,553
Syngenta Finance N.V. (Chemicals)	(a)	5.182%	04/24/2028	1,000,000	1,142,798
Yamana Gold, Inc. (Metals & Mining)		4.625%	12/15/2027	2,000,000	2,201,958
					23,373,521
Real Estate–3.3%
Alexandria Real Estate Equities, Inc. (Equity REIT)		3.950%	01/15/2028	1,000,000	1,129,300
Federal Realty Investment Trust (Equity REIT)		3.250%	07/15/2027	2,000,000	2,154,149
Healthcare Realty Trust, Inc. (Equity REIT)		3.875%	05/01/2025	1,400,000	1,516,215
Healthcare Realty Trust, Inc. (Equity REIT)		3.625%	01/15/2028	1,000,000	1,095,732
VICI Properties LP / VICI Note Co., Inc. (Equity REIT)	(a)	4.625%	12/01/2029	1,300,000	1,381,250
Welltower, Inc. (Equity REIT)		4.250%	04/01/2026	1,000,000	1,127,820
Welltower, Inc. (Equity REIT)		2.700%	02/15/2027	1,000,000	1,061,179
					9,465,645
Utilities–7.9%
AEP Transmission Co. LLC (Electric Utilities)		4.000%	12/01/2046	1,000,000	1,177,107
AEP Transmission Co. LLC (Electric Utilities)		3.750%	12/01/2047	1,351,000	1,533,911
Ameren Corp. (Multi-Utilities)		3.500%	01/15/2031	2,000,000	2,189,861
American Water Capital Corp. (Water Utilities)		4.300%	12/01/2042	1,400,000	1,724,077
Berkshire Hathaway Energy Co. (Multi-Utilities)		3.250%	04/15/2028	1,900,000	2,088,431
Commonwealth Edison Co. (Electric Utilities)		4.350%	11/15/2045	2,000,000	2,487,586
Connecticut Light & Power Co. / The (Electric Utilities)		4.000%	04/01/2048	1,000,000	1,209,740
Duke Energy Corp. (Electric Utilities)		3.750%	09/01/2046	1,000,000	1,068,077
Eversource Energy (Electric Utilities)		3.300%	01/15/2028	1,000,000	1,095,275
FirstEnergy Transmission LLC (Electric Utilities)	(a)	4.550%	04/01/2049	1,800,000	2,111,153
Florida Power & Light Co. (Electric Utilities)		3.150%	10/01/2049	2,000,000	2,173,341
Jersey Central Power & Light Co. (Electric Utilities)	(a)	4.300%	01/15/2026	900,000	996,089
Public Service Electric & Gas Co. (Multi-Utilities)		3.600%	12/01/2047	1,500,000	1,704,301
Southwest Gas Corp. (Gas Utilities)		3.875%	04/01/2022	1,000,000	1,017,104
					22,576,053
Total Corporate Bonds (Cost $247,490,603)					$269,645,518

Asset-Backed Securities–2.6%		Rate	Maturity	Face Amount	Value
Industrials–2.6%
Air Canada 2017-1 Class B Pass Through Trust	(a)	3.700%	01/15/2026	$1,888,227	$ 1,840,784
American Airlines 2015-1 Class B Pass Through Trust		3.700%	05/01/2023	473,433	463,800
FedEx Corp. 2020-1 Class AA Pass Through Trust		1.875%	02/20/2034	2,919,791	2,897,148
United Airlines 2016-1 Class B Pass Through Trust		3.650%	01/07/2026	1,337,500	1,328,035
United Airlines 2019-2 Class AA Pass Through Trust		2.700%	05/01/2032	961,105	963,248
Total Asset-Backed Securities (Cost $7,580,180)					$ 7,493,015

(continued)

Ohio National Fund, Inc.	ON Bond Portfolio (Continued)
Schedule of Investments	June 30, 2021 (Unaudited)
U.S. Treasury Obligations–1.1%	Rate	Maturity	Face Amount	Value
U.S. Treasury Note	1.625%	05/15/2031	$3,000,000	$ 3,045,938
Total U.S. Treasury Obligations (Cost $3,002,443)				$ 3,045,938

Money Market Funds–1.4%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 0.055%	(c)	4,025,002	$ 4,026,209
Total Money Market Funds (Cost $4,026,209)			$ 4,026,209
Total Investments – 99.3% (Cost $262,099,435)	(d)		$284,210,680
Other Assets in Excess of Liabilities – 0.7%			1,920,924
Net Assets – 100.0%			$286,131,604

Percentages are stated as a percent of net assets.

Abbreviations:
H15T5Y:	U.S. Treasury Yield Curve Rate T-Note Constant Maturity 5 Year, 0.870% at 06/30/2021
QL:	Quarterly U.S. LIBOR Rate, 0.146% at 06/30/2021
SOFR:	Secured Overnight Financing Rate, 0.050% at 06/30/2021
USISDA05:	USD ICE Swap Rate 11:00am NY 5 Year, 0.947% at 06/30/2021
USSW5:	USD Swap Semi 30/360 5 Year, 0.965% at 06/30/2021

Footnotes:
(a)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At June 30, 2021, the value of these securities totaled $23,795,374, or 8.3% of the Portfolio’s net assets.
(b)	Security is a fixed-then-variable rate instrument in which the coupon or dividend rate is fixed until a later specified date, then is adjusted periodically. Rates stated, including interest rate caps and floors, if any, are those in effect at June 30, 2021.
(c)	Rate represents the seven-day yield at June 30, 2021.
(d)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio (Unaudited)
Objective/Strategy
The ON BlackRock Balanced Allocation Portfolio seeks a high level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.
Performance as of June 30, 2021
Average Annual returns
One year	27.72%
Five years	12.97%
Ten years	11.18%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.55% per the Fund’s prospectus dated May 1, 2021. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2021 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser/Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the six-month period ended June 30, 2021, the Portfolio returned 10.28% versus 15.25% for its benchmark, the S&P 500® Index. The Portfolio’s secondary benchmark, which is comprised of 70% S&P 500® Index and 30% ICE BofAML U.S. Corporate Master Index, returned 10.18% for the six-month period ended June 30, 2021.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  The Portfolio’s equity sleeve performed in line with the primary benchmark, while the Portfolio’s fixed income sleeve lagged the primary benchmark, as well as the fixed income portion of the secondary benchmark. Both the fixed income portion of the Portfolio and the fixed income portion of the secondary benchmark had negative returns for the period, in contrast to the equity portion of the Portfolio and primary benchmark’s market’s positive performance. As such, the Portfolio’s allocation to fixed income drove its underperformance relative to the primary benchmark.
The Portfolio’s equities performed well amidst the market backdrop in which investor preference shifted. Performance was strong in the second quarter, as sentiment-based measures correctly positioned the Portfolio around the broader reflationary and reopening themes. In the first quarter, fundamental value measures fared well amidst the style preference shift in the marketplace.
Sentiment-based measures drove the Portfolio’s performance. Specifically, measures that capture sentiment across market participants, such as bond investors, delivered gains, given the rise in rates. These insights performed well, given interest rate volatility, by capturing the discrepancies between corporate bond valuations and their equity counterparts. Elsewhere, insights that capture sentiment through text-based analyses of sell side commentaries performed well through an overweight to Information Technology.
Within fundamental value measures, capturing the reflationary theme became a further driver of performance during the period. This was highlighted by fundamental value insights which performed well amid the shift in market preference to style. Traditional valuation measures that evaluate balance sheet information and prioritize companies with high earnings yield aided gains.
Nontraditional fundamental measures, such as Environmental, Social, and Corporate Governance (“ESG”) related insights, were also top contributors. Specifically, an insight that looks to capture investor flows into ESG-related positions was one of the best performing insights, as it was able to follow the broader sustainability market trend. Other transition related ESG measures that evaluate “green” patent filings also aided performance.
Partially offsetting the gains, a machine-learned signal that attempts to dynamically combine weights of systematic active equity insights was a top detractor for the period. This insight motivated an underweight to oil, gas and consumable fuels, which detracted from performance amidst the boost in commodity prices witnessed during the period. (1)
As it relates to fixed income, returns were generally negative during the period. The Federal Reserve maintained an accommodative monetary policy, and kept the Federal Funds rate near 0% throughout the period. However, longer term interest rates increased, with the 10-year U.S. Treasury rate ending the period at 1.47%, up 55 basis points from year end 2020. In this environment, shorter duration bonds generally outperformed longer duration bonds. Corporate credit spreads tightened during the period, offsetting some of the effects of the interest rate increase. From an investment strategy perspective, the Portfolio was managed in a duration neutral fashion, so the increase in interest rates did not have a material impact on relative performance. (1)
Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?
A.  The equity portfolio management team targets a relatively sector-neutral approach and seeks to derive the majority of any excess return from security selection. Security selection aided relative performance while sector allocation detracted during the period. Selection within Communication Services and Information Technology were relative contributors, whereas an overweight to Energy and selection within Utilities were relative detractors. (1)
For the fixed income portion of the Portfolio, the Materials and Consumer Staples sectors provided positive contributions to relative performance, while the Utilities, Energy, and Communication Services sectors detracted from performance. The Portfolio benefited from an overweight to the Materials sector, while security selection was the primary driver of returns within the Consumer Staples sector. Security selection was the primary detractor within the Utilities, Energy, and Communication Services sectors.  (1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  The Portfolio’s overweight position in Discovery Inc. Class A was a top contributor to relative performance, as the stock performed well with the success of its new streaming service. An overweight to oilfield services company Schlumberger N.V. was also a top contributor, as the stock benefitted from the broader commodity rally witnessed during the

(continued)

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio (Unaudited) (Continued)
period. Top contributors for the fixed income portion of the Portfolio were United Airlines 2019-2 Class AA Pass Through Trust, 2.700% due 05/01/2032, The Williams Cos., Inc., 5.400% due 03/04/2044, and ConocoPhillips, 2.400% due 05/15/2031. (1)
In contrast, an overweight to Information Technology company NVIDIA Corp. was a key detractor from relative performance, due to price volatility amidst a potential acquisition of a British semiconductor and software design company. Further hindering relative results was an overweight stance in MetLife, Inc., as the company underperformed the broader marketplace. For the fixed income portion of the Portfolio, the largest detractors were Rogers Communications, Inc., 3.700% due 11/15/2049, Oracle Corp., 4.300% due 07/08/2034, and Duke Energy Corp., 3.750% due 09/01/2046. (1)
Q.  How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?
A.  Pursuant to the Portfolio’s investment strategy, futures contracts were used to prevent a cash drag on performance. The futures did not meaningfully impact relative performance, however, due to their index characteristics and size in relation to the Portfolio’s net assets.
The Portfolio participated in two IPOs, Qualtrics International, Inc. and UiPath, Inc., during the period, which contributed 3 basis points to absolute return in aggregate. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2021.
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The S&P 500® Index is a capitalization-weighted index designed to measure performance of the broad domestic market through changes in the aggregate market value of 500 stocks representing all major industries. The index presented includes the effects of reinvested dividends.
The ICE BofAML U.S. Corporate Master Index tracks the performance of all U.S. dollar-denominated, investment grade corporate public debt issued in the U.S. domestic bond market. Qualifying bonds must have an investment grade rating (based on an average of Moody’s, S&P, and Fitch). In addition, qualifying securities must have at least one year remaining term to maturity, a fixed coupon schedule, and a minimum amount outstanding of $250 million.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

(continued)

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio (Unaudited) (Continued)
Portfolio Composition as of June 30, 2021 (1)
% of Net Assets
Common Stocks (4)	69.5
Corporate Bonds (4)	27.4
U.S. Treasury Obligations	0.9
Asset-Backed Securities (4)	0.6
Money Market Funds and Other Net Assets	1.6
100.0
Top 10 Portfolio Holdings as of June 30, 2021 (1) (2) (3)
		% of Net Assets
1.	Apple, Inc.	4.2
2.	Microsoft Corp.	3.1
3.	Alphabet, Inc. Class A	2.2
4.	Amazon.com, Inc.	2.1
5.	Johnson & Johnson	1.6
6.	Alphabet, Inc. Class C	1.4
7.	Adobe, Inc.	1.3
8.	Facebook, Inc. Class A	1.2
9.	Visa, Inc.	1.1
10.	Costco Wholesale Corp.	1.1

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks, Corporate Bonds, Asset-Backed Securities):

% of Net Assets
Information Technology	20.6
Financials	15.2
Health Care	10.5
Consumer Discretionary	10.2
Communication Services	9.8
Industrials	8.9
Consumer Staples	6.9
Energy	5.0
Utilities	4.7
Materials	3.3
Real Estate	2.4
97.5

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio
Schedule of Investments	June 30, 2021 (Unaudited)
Common Stocks–69.5%		Shares	Value
Communication Services–7.5%
Alphabet, Inc. Class A (Interactive Media & Svs.)	(a)	4,880	$ 11,915,935
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a)	2,985	7,481,365
AT&T, Inc. (Diversified Telecom. Svs.)		80,110	2,305,566
Comcast Corp. Class A (Media)		53,240	3,035,745
Discovery, Inc. Class A (Media)	(a)	24,440	749,819
Discovery, Inc. Class C (Media)	(a)	3,400	98,532
Facebook, Inc. Class A (Interactive Media & Svs.)	(a)	18,880	6,564,765
Live Nation Entertainment, Inc. (Entertainment)	(a)	11,598	1,015,869
Roku, Inc. (Entertainment)	(a)	311	142,827
Sirius XM Holdings, Inc. (Media)		180,162	1,178,259
Spotify Technology SA (Entertainment)	(a)	2,583	711,849
Twitter, Inc. (Interactive Media & Svs.)	(a)	12,620	868,382
United States Cellular Corp. (Wireless Telecom. Svs.)	(a)	5,319	193,133
Vimeo, Inc. (Interactive Media & Svs.)	(a)	2,384	116,816
Walt Disney Co. / The (Entertainment)	(a)	22,122	3,888,384
Zynga, Inc. Class A (Entertainment)	(a)	75,032	797,590
			41,064,836
Consumer Discretionary–8.2%
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a)	3,320	11,421,331
Aramark (Hotels, Restaurants & Leisure)		9,028	336,293
Booking Holdings, Inc. (Internet & Direct Marketing Retail)	(a)	94	205,681
BorgWarner, Inc. (Auto Components)		88,689	4,304,964
Bright Horizons Family Solutions, Inc. (Diversified Consumer Svs.)	(a)	522	76,791
Genuine Parts Co. (Distributors)		19,541	2,471,350
Home Depot, Inc. / The (Specialty Retail)		10,751	3,428,386
International Game Technology PLC (Hotels, Restaurants & Leisure)	(a)	20,842	499,374
iRobot Corp. (Household Durables)	(a)	995	92,923
Levi Strauss & Co. Class A (Textiles, Apparel & Luxury Goods)		4,923	136,466
Lowe's Cos., Inc. (Specialty Retail)		9,274	1,798,878
Marriott Vacations Worldwide Corp. (Hotels, Restaurants & Leisure)	(a)	699	111,351
McDonald's Corp. (Hotels, Restaurants & Leisure)		13,904	3,211,685
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		8,226	1,270,835
Shake Shack, Inc. Class A (Hotels, Restaurants & Leisure)	(a)	5,455	583,794
Six Flags Entertainment Corp. (Hotels, Restaurants & Leisure)	(a)	33,005	1,428,456
Target Corp. (Multiline Retail)		17,463	4,221,506
Terminix Global Holdings, Inc. (Diversified Consumer Svs.)	(a)	24,131	1,151,290
Tesla, Inc. (Automobiles)	(a)	6,994	4,753,822
Wyndham Hotels & Resorts, Inc. (Hotels, Restaurants & Leisure)		13,794	997,168
Wynn Resorts Ltd. (Hotels, Restaurants & Leisure)	(a)	18,836	2,303,643
			44,805,987
Consumer Staples–3.9%
Bunge Ltd. (Food Products)		3,344	261,334
Coca-Cola Co. / The (Beverages)		5,029	272,119
Colgate-Palmolive Co. (Household Products)		25,570	2,080,120
Conagra Brands, Inc. (Food Products)		1,875	68,213
Costco Wholesale Corp. (Food & Staples Retailing)		15,196	6,012,601
Estee Lauder Cos., Inc. / The Class A (Personal Products)		7,100	2,258,368
Hershey Co. / The (Food Products)		13,602	2,369,196
Kellogg Co. (Food Products)		14,458	930,083
PepsiCo, Inc. (Beverages)		27,014	4,002,664
Procter & Gamble Co. / The (Household Products)		20,951	2,826,918
			21,081,616
Energy–2.3%
Antero Midstream Corp. (Oil, Gas & Consumable Fuels)		13,410	139,330
ChampionX Corp. (Energy Equip. & Svs.)	(a)	5,098	130,764
Chevron Corp. (Oil, Gas & Consumable Fuels)		27,598	2,890,615
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		6,229	181,824
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		14,827	1,237,165
Hess Corp. (Oil, Gas & Consumable Fuels)		25,142	2,195,399
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)		104,891	1,912,163
Phillips 66 (Oil, Gas & Consumable Fuels)		25,886	2,221,537
Schlumberger N.V. (Energy Equip. & Svs.)		58,131	1,860,773
			12,769,570
Financials–8.2%
Ally Financial, Inc. (Consumer Finance)		76,954	3,835,387

(continued)

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio (Continued)
Schedule of Investments	June 30, 2021 (Unaudited)
Common Stocks (Continued)		Shares	Value
Financials (continued)
American Express Co. (Consumer Finance)		27,477	$ 4,540,025
Bank of Hawaii Corp. (Banks)		1,150	96,853
Berkshire Hathaway, Inc. Class B (Diversified Financial Svs.)	(a)	7,566	2,102,743
Charles Schwab Corp. / The (Capital Markets)		24,261	1,766,443
Citigroup, Inc. (Banks)		31,157	2,204,358
CME Group, Inc. (Capital Markets)		8,419	1,790,553
First Republic Bank (Banks)		1,697	317,628
JPMorgan Chase & Co. (Banks)		19,452	3,025,564
Marsh & McLennan Cos., Inc. (Insurance)		27,005	3,799,063
MetLife, Inc. (Insurance)		77,675	4,648,849
Morgan Stanley (Capital Markets)		63,579	5,829,559
New York Community Bancorp, Inc. (Thrifts & Mortgage Finance)		94,263	1,038,778
Progressive Corp. / The (Insurance)		18,606	1,827,295
Signature Bank (Banks)		1,702	418,096
Stifel Financial Corp. (Capital Markets)		3,314	214,946
Travelers Cos., Inc. / The (Insurance)		12,288	1,839,637
Truist Financial Corp. (Banks)		32,067	1,779,719
Voya Financial, Inc. (Diversified Financial Svs.)		38,472	2,366,028
Wells Fargo & Co. (Banks)		27,743	1,256,480
Willis Towers Watson PLC (Insurance)		1,355	311,677
			45,009,681
Health Care–8.7%
AbbVie, Inc. (Biotechnology)		992	111,739
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)		5,169	764,030
Align Technology, Inc. (Health Care Equip. & Supplies)	(a)	3,258	1,990,638
AmerisourceBergen Corp. (Health Care Providers & Svs.)		2,608	298,590
Anthem, Inc. (Health Care Providers & Svs.)		1,816	693,349
BioMarin Pharmaceutical, Inc. (Biotechnology)	(a)	10,408	868,443
Bio-Rad Laboratories, Inc. Class A (Life Sciences Tools & Svs.)	(a)	103	66,362
Bristol-Myers Squibb Co. (Pharmaceuticals)		58,251	3,892,332
Bruker Corp. (Life Sciences Tools & Svs.)		6,291	477,990
Cerner Corp. (Health Care Technology)		21,392	1,671,999
Cigna Corp. (Health Care Providers & Svs.)		1,378	326,682
Danaher Corp. (Health Care Equip. & Supplies)		17,055	4,576,880
Dexcom, Inc. (Health Care Equip. & Supplies)	(a)	9,529	4,068,883
Envista Holdings Corp. (Health Care Equip. & Supplies)	(a)	3,417	147,648
Gilead Sciences, Inc. (Biotechnology)		75,575	5,204,094
Hill-Rom Holdings, Inc. (Health Care Equip. & Supplies)		3,045	345,881
Hologic, Inc. (Health Care Equip. & Supplies)	(a)	2,712	180,945
IDEXX Laboratories, Inc. (Health Care Equip. & Supplies)	(a)	7,502	4,737,888
Johnson & Johnson (Pharmaceuticals)		53,028	8,735,833
McKesson Corp. (Health Care Providers & Svs.)		11,492	2,197,730
Pfizer, Inc. (Pharmaceuticals)		29,489	1,154,789
PPD, Inc. (Life Sciences Tools & Svs.)	(a)	8,664	399,324
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		278	140,243
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		6,520	2,610,869
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	9,152	1,845,318
			47,508,479
Industrials–6.3%
Allegion PLC (Building Products)		5,264	733,275
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)		6,756	632,835
Carrier Global Corp. (Building Products)		14,779	718,259
Caterpillar, Inc. (Machinery)		10,583	2,303,178
Copart, Inc. (Commercial Svs. & Supplies)	(a)	12,812	1,689,006
Deere & Co. (Machinery)		4,010	1,414,367
Delta Air Lines, Inc. (Airlines)	(a)	14,669	634,581
EMCOR Group, Inc. (Construction & Engineering)		1,655	203,879
Expeditors International of Washington, Inc. (Air Freight & Logistics)		35,336	4,473,538
Honeywell International, Inc. (Industrial Conglomerates)		21,539	4,724,580
IAA, Inc. (Commercial Svs. & Supplies)	(a)	22,201	1,210,843
IHS Markit Ltd. (Professional Svs.)		3,914	440,951
Landstar System, Inc. (Road & Rail)		2,881	455,256
Lockheed Martin Corp. (Aerospace & Defense)		9,058	3,427,094
Oshkosh Corp. (Machinery)		49	6,107
Otis Worldwide Corp. (Machinery)		39,785	3,253,219
Owens Corning (Building Products)		1,573	153,997
Roper Technologies, Inc. (Industrial Conglomerates)		3,032	1,425,646
Ryder System, Inc. (Road & Rail)		18,342	1,363,361

(continued)

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio (Continued)
Schedule of Investments	June 30, 2021 (Unaudited)
Common Stocks (Continued)		Shares	Value
Industrials (continued)
Schneider National, Inc. Class B (Road & Rail)		12,915	$ 281,160
SiteOne Landscape Supply, Inc. (Trading Companies & Distributors)	(a)	996	168,583
Southwest Airlines Co. (Airlines)	(a)	6,782	360,056
Trane Technologies PLC (Building Products)		23,135	4,260,079
			34,333,850
Information Technology–19.4%
Accenture PLC Class A (IT Svs.)		13,312	3,924,245
Adobe, Inc. (Software)	(a)	11,961	7,004,840
Advanced Micro Devices, Inc. (Semiconductors & Equip.)	(a)	20,619	1,936,743
Apple, Inc. (Tech. Hardware, Storage & Periph.)		170,417	23,340,312
Automatic Data Processing, Inc. (IT Svs.)		13,334	2,648,399
Dell Technologies, Inc. Class C (Tech. Hardware, Storage & Periph.)	(a)	22,287	2,221,345
Fidelity National Information Services, Inc. (IT Svs.)		8,868	1,256,330
Fiserv, Inc. (IT Svs.)	(a)	1,836	196,250
Flex Ltd. (Electronic Equip., Instr. & Comp.)	(a)	92,097	1,645,773
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)		211,601	3,085,143
HP, Inc. (Tech. Hardware, Storage & Periph.)		25,599	772,834
HubSpot, Inc. (Software)	(a)	1,743	1,015,681
Intel Corp. (Semiconductors & Equip.)		88,505	4,968,671
Intuit, Inc. (Software)		11,570	5,671,267
Lam Research Corp. (Semiconductors & Equip.)		1,505	979,304
Mastercard, Inc. Class A (IT Svs.)		8,377	3,058,359
Microsoft Corp. (Software)		63,397	17,174,247
NVIDIA Corp. (Semiconductors & Equip.)		4,149	3,319,615
PayPal Holdings, Inc. (IT Svs.)	(a)	13,942	4,063,814
PTC, Inc. (Software)	(a)	4,817	680,449
QUALCOMM, Inc. (Semiconductors & Equip.)		39,851	5,695,903
salesforce.com, Inc. (Software)	(a)	360	87,937
ServiceNow, Inc. (Software)	(a)	949	521,523
Silicon Laboratories, Inc. (Semiconductors & Equip.)	(a)	1,075	164,744
Splunk, Inc. (Software)	(a)	2,949	426,366
UiPath, Inc. Class A (Software)	(a)	4,647	315,671
Visa, Inc. (IT Svs.)		26,634	6,227,562
VMware, Inc. Class A (Software)	(a)	9,237	1,477,643
Workday, Inc. Class A (Software)	(a)	7,899	1,885,807
Xilinx, Inc. (Semiconductors & Equip.)		2,575	372,448
			106,139,225
Materials–1.5%
Crown Holdings, Inc. (Containers & Packaging)		11,767	1,202,705
Ecolab, Inc. (Chemicals)		6,308	1,299,259
Linde PLC (Chemicals)		1,941	561,143
PPG Industries, Inc. (Chemicals)		21,496	3,649,376
Reliance Steel & Aluminum Co. (Metals & Mining)		9,958	1,502,662
Vulcan Materials Co. (Construction Materials)		243	42,299
			8,257,444
Real Estate–1.5%
CBRE Group, Inc. Class A (Real Estate Mgmt. & Development)	(a)	17,341	1,486,644
Equinix, Inc. (Equity REIT)		3,081	2,472,811
Prologis, Inc. (Equity REIT)		36,815	4,400,497
			8,359,952
Utilities–2.0%
Atmos Energy Corp. (Gas Utilities)		2,475	237,872
Brookfield Renewable Corp. Class A (Ind. Power & Renewable Elec.)		7,418	311,111
CMS Energy Corp. (Multi-Utilities)		4,268	252,153
Consolidated Edison, Inc. (Multi-Utilities)		52,583	3,771,253
DTE Energy Co. (Multi-Utilities)		10,361	1,342,786
Eversource Energy (Electric Utilities)		37,218	2,986,372
NextEra Energy, Inc. (Electric Utilities)		12,957	949,489
OGE Energy Corp. (Electric Utilities)		24,960	839,904
UGI Corp. (Gas Utilities)		10,438	483,384
			11,174,324
Total Common Stocks (Cost $317,008,969)			$380,504,964

(continued)

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio (Continued)
Schedule of Investments	June 30, 2021 (Unaudited)
Corporate Bonds–27.4%		Rate	Maturity	Face Amount	Value
Communication Services–2.3%
AT&T, Inc. (Diversified Telecom. Svs.)		4.900%	08/15/2037	$1,000,000	$ 1,232,185
Charter Communications Operating LLC / Charter Communications Operating Capital (Media)		3.700%	04/01/2051	1,200,000	1,186,880
Comcast Corp. (Media)		3.250%	11/01/2039	2,000,000	2,127,273
Lamar Media Corp. (Media)		4.875%	01/15/2029	800,000	844,000
Rogers Communications, Inc. (Wireless Telecom. Svs.)		3.700%	11/15/2049	1,400,000	1,490,358
Time Warner Cable LLC (Media)		6.550%	05/01/2037	150,000	204,335
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		3.875%	04/15/2030	1,200,000	1,341,384
Verizon Communications, Inc. (Diversified Telecom. Svs.)		4.500%	08/10/2033	1,000,000	1,194,968
Verizon Communications, Inc. (Diversified Telecom. Svs.)		4.400%	11/01/2034	1,000,000	1,191,207
Verizon Communications, Inc. (Diversified Telecom. Svs.)		2.875%	11/20/2050	1,000,000	949,917
Walt Disney Co. / The (Entertainment)		3.600%	01/13/2051	750,000	850,131
					12,612,638
Consumer Discretionary–2.0%
Amazon.com, Inc. (Internet & Direct Marketing Retail)		3.875%	08/22/2037	1,000,000	1,192,451
Aptiv PLC (Auto Components)		4.350%	03/15/2029	150,000	172,748
Best Buy Co., Inc. (Specialty Retail)		1.950%	10/01/2030	2,000,000	1,939,886
Expedia Group, Inc. (Hotels, Restaurants & Leisure)		4.625%	08/01/2027	1,000,000	1,130,145
Hasbro, Inc. (Leisure Products)		3.900%	11/19/2029	2,000,000	2,223,761
Lear Corp. (Auto Components)		3.500%	05/30/2030	1,000,000	1,074,337
Lowe's Cos., Inc. (Specialty Retail)		3.000%	10/15/2050	1,000,000	985,927
Target Corp. (Multiline Retail)		2.350%	02/15/2030	2,000,000	2,088,969
					10,808,224
Consumer Staples–3.0%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. (Beverages)		4.700%	02/01/2036	2,000,000	2,454,687
B.A.T. Capital Corp. (Tobacco)		3.215%	09/06/2026	1,000,000	1,060,915
B.A.T. Capital Corp. (Tobacco)		4.700%	04/02/2027	1,000,000	1,130,003
Campbell Soup Co. (Food Products)		4.150%	03/15/2028	2,000,000	2,279,135
Coca-Cola Co. / The (Beverages)		3.000%	03/05/2051	2,000,000	2,081,731
Costco Wholesale Corp. (Food & Staples Retailing)		1.750%	04/20/2032	800,000	787,851
Diageo Capital PLC (Beverages)		2.375%	10/24/2029	2,000,000	2,070,302
Hershey Co. / The (Food Products)		1.700%	06/01/2030	1,200,000	1,191,964
Keurig Dr Pepper, Inc. (Beverages)		3.430%	06/15/2027	1,000,000	1,102,358
Kraft Heinz Foods Co. (Food Products)		4.625%	10/01/2039	800,000	931,733
Philip Morris International, Inc. (Tobacco)		3.375%	08/15/2029	1,000,000	1,105,659
					16,196,338
Energy–2.7%
Baker Hughes, a GE Co. LLC / Baker Hughes Co-Obligor, Inc. (Energy Equip. & Svs.)		3.337%	12/15/2027	1,000,000	1,092,684
BP Capital Markets America, Inc. (Oil, Gas & Consumable Fuels)		3.017%	01/16/2027	1,000,000	1,079,098
BP Capital Markets America, Inc. (Oil, Gas & Consumable Fuels)		1.749%	08/10/2030	600,000	585,437
Chevron Corp. (Oil, Gas & Consumable Fuels)		2.895%	03/03/2024	100,000	105,855
Chevron Corp. (Oil, Gas & Consumable Fuels)		2.236%	05/11/2030	1,200,000	1,236,580
ConocoPhillips (Oil, Gas & Consumable Fuels)	(b)	3.750%	10/01/2027	1,000,000	1,123,650
ConocoPhillips (Oil, Gas & Consumable Fuels)	(b)	2.400%	02/15/2031	1,200,000	1,228,247
Energy Transfer LP (Oil, Gas & Consumable Fuels)		4.950%	06/15/2028	1,000,000	1,155,379
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		4.114%	03/01/2046	100,000	117,966
Halliburton Co. (Energy Equip. & Svs.)		4.850%	11/15/2035	100,000	117,702
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)		5.300%	12/01/2034	1,000,000	1,235,168
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)		3.850%	06/01/2025	150,000	163,362
ONEOK, Inc. (Oil, Gas & Consumable Fuels)		5.850%	01/15/2026	800,000	945,809
Sabine Pass Liquefaction LLC (Oil, Gas & Consumable Fuels)		4.500%	05/15/2030	400,000	461,621
Shell International Finance B.V. (Oil, Gas & Consumable Fuels)		4.000%	05/10/2046	1,500,000	1,753,979
Tennessee Gas Pipeline Co. LLC (Oil, Gas & Consumable Fuels)	(b)	2.900%	03/01/2030	1,000,000	1,037,471
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		3.750%	06/15/2027	1,000,000	1,110,962
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		5.400%	03/04/2044	100,000	126,372
					14,677,342
Financials–7.0%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Diversified Financial Svs.)		3.300%	01/23/2023	1,000,000	1,037,154
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Diversified Financial Svs.)		4.875%	01/16/2024	1,000,000	1,088,640
American International Group, Inc. (Insurance)		3.875%	01/15/2035	150,000	169,636
Bank of America Corp. (Banks)		3.875%	08/01/2025	1,000,000	1,111,055
Bank of Montreal (Rate is fixed until 12/15/2027, at which point, the rate becomes USSW5 + 143) (Banks)	(c)	3.803%	12/15/2032	200,000	220,498
Berkshire Hathaway, Inc. (Diversified Financial Svs.)		3.125%	03/15/2026	100,000	109,314
BlackRock, Inc. (Capital Markets)		2.400%	04/30/2030	500,000	523,424
Capital One Bank U.S.A. N.A. (Rate is fixed until 01/28/2025, at which point, the rate becomes SOFR + 91) (Consumer Finance)	(c)	2.280%	01/28/2026	1,000,000	1,036,983

(continued)

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio (Continued)
Schedule of Investments	June 30, 2021 (Unaudited)
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Financials (continued)
Citigroup, Inc. (Banks)		4.125%	07/25/2028	$1,000,000	$ 1,126,542
Citigroup, Inc. (Rate is fixed until 11/05/2029, at which point, the rate becomes SOFR + 142) (Banks)	(c)	2.976%	11/05/2030	1,000,000	1,059,182
Citigroup, Inc. (Rate is fixed until 05/01/2031, at which point, the rate becomes SOFR + 117) (Banks)	(c)	2.561%	05/01/2032	2,000,000	2,035,904
Discover Bank (Banks)		2.450%	09/12/2024	1,000,000	1,046,277
Discover Bank (Rate is fixed until 08/09/2023, at which point, the rate becomes USSW5 + 173) (Banks)	(c)	4.682%	08/09/2028	250,000	265,537
E*TRADE Financial Corp. (Capital Markets)		2.950%	08/24/2022	200,000	205,416
Ford Motor Credit Co. LLC (Consumer Finance)		3.087%	01/09/2023	2,000,000	2,040,000
General Motors Financial Co., Inc. (Consumer Finance)		2.700%	06/10/2031	3,000,000	3,010,785
Goldman Sachs Group, Inc. / The (Capital Markets)		3.750%	05/22/2025	1,000,000	1,093,945
Goldman Sachs Group, Inc. / The (Rate is fixed until 06/05/2027, at which point, the rate becomes QL + 151) (Capital Markets)	(c)	3.691%	06/05/2028	1,000,000	1,104,108
Jefferies Group LLC / Jefferies Group Capital Finance, Inc. (Diversified Financial Svs.)		4.850%	01/15/2027	200,000	232,635
JPMorgan Chase & Co. (Banks)		3.625%	12/01/2027	1,000,000	1,098,845
JPMorgan Chase & Co. (Rate is fixed until 05/13/2030, at which point, the rate becomes SOFR + 252) (Banks)	(c)	2.956%	05/13/2031	1,000,000	1,050,507
Marsh & McLennan Cos., Inc. (Insurance)		3.500%	06/03/2024	100,000	107,460
Morgan Stanley (Capital Markets)		3.950%	04/23/2027	1,000,000	1,117,368
Morgan Stanley (Rate is fixed until 01/22/2030, at which point, the rate becomes SOFR + 114) (Capital Markets)	(c)	2.699%	01/22/2031	1,500,000	1,570,204
Nasdaq, Inc. (Capital Markets)		3.850%	06/30/2026	1,000,000	1,112,669
PNC Bank N.A. (Banks)		4.050%	07/26/2028	1,950,000	2,255,288
S&P Global, Inc. (Capital Markets)		1.250%	08/15/2030	400,000	378,605
State Street Corp. (Capital Markets)		2.200%	03/03/2031	1,000,000	1,008,033
Synchrony Financial (Consumer Finance)		4.250%	08/15/2024	1,000,000	1,092,729
TD Ameritrade Holding Corp. (Capital Markets)		3.300%	04/01/2027	1,000,000	1,096,874
Truist Bank (Rate is fixed until 09/17/2024, at which point, the rate becomes H15T5Y + 115) (Banks)	(c)	2.636%	09/17/2029	2,500,000	2,617,725
U.S. Bancorp (Banks)		1.375%	07/22/2030	1,000,000	963,768
Wells Fargo & Co. (Banks)		3.000%	04/22/2026	1,500,000	1,612,886
Wells Fargo & Co. (Rate is fixed until 04/30/2040, at which point, the rate becomes SOFR + 253) (Banks)	(c)	3.068%	04/30/2041	800,000	820,547
Westpac Banking Corp. (Rate is fixed until 02/04/2025, at which point, the rate becomes H15T5Y + 135) (Banks)	(c)	2.894%	02/04/2030	1,500,000	1,555,755
Westpac Banking Corp. (Rate is fixed until 11/23/2026, at which point, the rate becomes USISDA05 + 224) (Banks)	(c)	4.322%	11/23/2031	200,000	221,943
					38,198,241
Health Care–1.8%
AbbVie, Inc. (Biotechnology)		3.200%	11/21/2029	1,000,000	1,086,044
AbbVie, Inc. (Biotechnology)		4.250%	11/21/2049	2,000,000	2,397,029
HCA, Inc. (Health Care Providers & Svs.)		5.250%	06/15/2026	2,000,000	2,315,119
Quest Diagnostics, Inc. (Health Care Providers & Svs.)		2.800%	06/30/2031	800,000	835,065
Regeneron Pharmaceuticals, Inc. (Biotechnology)		1.750%	09/15/2030	1,200,000	1,137,016
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		3.875%	12/15/2028	2,000,000	2,300,075
					10,070,348
Industrials–2.0%
Air Lease Corp. (Trading Companies & Distributors)		2.250%	01/15/2023	1,000,000	1,026,579
Air Lease Corp. (Trading Companies & Distributors)		2.300%	02/01/2025	2,000,000	2,067,564
Boeing Co. / The (Aerospace & Defense)		3.200%	03/01/2029	1,500,000	1,574,247
Burlington Northern Santa Fe LLC (Road & Rail)		4.550%	09/01/2044	100,000	127,765
FedEx Corp. (Air Freight & Logistics)		4.900%	01/15/2034	1,000,000	1,247,972
Lockheed Martin Corp. (Aerospace & Defense)		1.850%	06/15/2030	800,000	802,602
Lockheed Martin Corp. (Aerospace & Defense)		3.600%	03/01/2035	100,000	114,460
Northrop Grumman Corp. (Aerospace & Defense)		2.930%	01/15/2025	100,000	106,608
Parker-Hannifin Corp. (Machinery)		4.200%	11/21/2034	100,000	117,568
Union Pacific Corp. (Road & Rail)		3.250%	08/15/2025	100,000	108,314
United Rentals North America, Inc. (Trading Companies & Distributors)		4.875%	01/15/2028	1,000,000	1,060,500
United Rentals North America, Inc. (Trading Companies & Distributors)		5.250%	01/15/2030	100,000	109,539
Waste Connections, Inc. (Commercial Svs. & Supplies)		4.250%	12/01/2028	200,000	231,261
Waste Connections, Inc. (Commercial Svs. & Supplies)		2.600%	02/01/2030	2,000,000	2,066,458
					10,761,437
Information Technology–1.2%
Broadcom, Inc. (Semiconductors & Equip.)	(b)	2.600%	02/15/2033	1,000,000	977,869
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)		4.900%	10/15/2025	150,000	170,761
HP, Inc. (Tech. Hardware, Storage & Periph.)	(b)	2.650%	06/17/2031	3,000,000	2,994,680
Oracle Corp. (Software)		4.300%	07/08/2034	2,100,000	2,434,481
Seagate HDD Cayman (Tech. Hardware, Storage & Periph.)		4.875%	03/01/2024	100,000	107,746
					6,685,537

(continued)

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio (Continued)
Schedule of Investments	June 30, 2021 (Unaudited)
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Materials–1.8%
Anglo American Capital PLC (Metals & Mining)	(b)	4.000%	09/11/2027	$ 100,000	$ 110,867
Dow Chemical Co. / The (Chemicals)		4.250%	10/01/2034	2,000,000	2,311,849
Glencore Funding LLC (Metals & Mining)	(b)	2.850%	04/27/2031	3,000,000	3,050,805
Kinross Gold Corp. (Metals & Mining)		4.500%	07/15/2027	1,000,000	1,142,122
Mosaic Co. / The (Chemicals)		4.050%	11/15/2027	1,000,000	1,121,172
Nutrien Ltd. (Chemicals)		4.200%	04/01/2029	100,000	115,014
Steel Dynamics, Inc. (Metals & Mining)		3.250%	01/15/2031	800,000	858,369
Yamana Gold, Inc. (Metals & Mining)		4.625%	12/15/2027	1,000,000	1,100,979
					9,811,177
Real Estate–0.9%
Alexandria Real Estate Equities, Inc. (Equity REIT)		3.950%	01/15/2028	1,000,000	1,129,300
American Tower Corp. (Equity REIT)		2.750%	01/15/2027	2,000,000	2,115,774
Healthcare Realty Trust, Inc. (Equity REIT)		3.875%	05/01/2025	100,000	108,301
VICI Properties LP / VICI Note Co., Inc. (Equity REIT)	(b)	4.625%	12/01/2029	700,000	743,750
Welltower, Inc. (Equity REIT)		2.700%	02/15/2027	1,000,000	1,061,178
					5,158,303
Utilities–2.7%
AEP Transmission Co. LLC (Electric Utilities)		4.000%	12/01/2046	1,000,000	1,177,107
AEP Transmission Co. LLC (Electric Utilities)		3.750%	12/01/2047	1,000,000	1,135,389
Ameren Corp. (Multi-Utilities)		2.500%	09/15/2024	1,000,000	1,051,558
Ameren Corp. (Multi-Utilities)		3.500%	01/15/2031	1,000,000	1,094,931
American Water Capital Corp. (Water Utilities)		4.300%	12/01/2042	100,000	123,148
Berkshire Hathaway Energy Co. (Multi-Utilities)		3.250%	04/15/2028	100,000	109,917
Black Hills Corp. (Multi-Utilities)		3.050%	10/15/2029	2,500,000	2,660,572
Commonwealth Edison Co. (Electric Utilities)		4.350%	11/15/2045	1,000,000	1,243,793
Connecticut Light & Power Co. / The (Electric Utilities)		4.000%	04/01/2048	1,000,000	1,209,740
Duke Energy Corp. (Electric Utilities)		3.750%	09/01/2046	1,500,000	1,602,116
Duke Energy Indiana LLC (Electric Utilities)		3.250%	10/01/2049	1,000,000	1,056,303
FirstEnergy Transmission LLC (Electric Utilities)	(b)	4.550%	04/01/2049	200,000	234,572
Florida Power & Light Co. (Electric Utilities)		3.150%	10/01/2049	1,000,000	1,086,670
Jersey Central Power & Light Co. (Electric Utilities)	(b)	4.300%	01/15/2026	100,000	110,677
Public Service Electric & Gas Co. (Multi-Utilities)		3.600%	12/01/2047	1,000,000	1,136,201
					15,032,694
Total Corporate Bonds (Cost $142,458,476)					$150,012,279

U.S. Treasury Obligations–0.9%	Rate	Maturity	Face Amount	Value
U.S. Treasury Note	1.625%	05/15/2026	$5,000,000	$ 5,182,617
Total U.S. Treasury Obligations (Cost $5,180,925)				$ 5,182,617

Asset-Backed Securities–0.6%	Rate	Maturity	Face Amount	Value
Industrials–0.6%
FedEx Corp. 2020-1 Class AA Pass Through Trust	1.875%	02/20/2034	$1,946,527	$ 1,931,432
United Airlines 2016-1 Class B Pass Through Trust	3.650%	01/07/2026	148,611	147,559
United Airlines 2019-2 Class AA Pass Through Trust	2.700%	05/01/2032	961,105	963,248
Total Asset-Backed Securities (Cost $3,056,244)				$ 3,042,239

Money Market Funds–1.5%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 0.055%	(d)	8,284,089	$ 8,286,574
Total Money Market Funds (Cost $8,286,574)			$ 8,286,574
Total Investments – 99.9% (Cost $475,991,188)	(e)		$547,028,673
Other Assets in Excess of Liabilities – 0.1%	(f)		554,297
Net Assets – 100.0%			$547,582,970

Percentages are stated as a percent of net assets.

Abbreviations:
H15T5Y:	U.S. Treasury Yield Curve Rate T-Note Constant Maturity 5 Year, 0.870% at 06/30/2021
QL:	Quarterly U.S. LIBOR Rate, 0.146% at 06/30/2021
SOFR:	Secured Overnight Financing Rate, 0.050% at 06/30/2021
USISDA05:	USD ICE Swap Rate 11:00am NY 5 Year, 0.947% at 06/30/2021
USSW5:	USD Swap Semi 30/360 5 Year, 0.965% at 06/30/2021

(continued)

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio (Continued)
Schedule of Investments	June 30, 2021 (Unaudited)
Footnotes:
(a)	Non-income producing security.
(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At June 30, 2021, the value of these securities totaled $11,612,588, or 2.1% of the Portfolio’s net assets.
(c)	Security is a fixed-then-variable rate instrument in which the coupon or dividend rate is fixed until a later specified date, then is adjusted periodically. Rates stated, including interest rate caps and floors, if any, are those in effect at June 30, 2021.
(d)	Rate represents the seven-day yield at June 30, 2021.
(e)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
(f)	Includes $275,000 of cash pledged as collateral for the futures contracts outstanding at June 30, 2021. See also the following Schedule of Open Futures Contracts.
The accompanying notes are an integral part of these financial statements.
Schedule of Open Futures Contracts	June 30, 2021 (Unaudited)

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini S&P 500 Index - Long	25	September 17, 2021	$5,298,156	$5,360,750	$62,594	$6,410
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON BlackRock Advantage International Equity Portfolio (Unaudited)
Objective/Strategy
The ON Blackrock Advantage International Equity Portfolio seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in non-U.S. equity securities and equity-like instruments of companies that are components of, or have characteristics similar to, the companies included in the MSCI EAFE Index (Net - USD).
Performance as of June 30, 2021
Average Annual returns
One year	33.52%
Five years	9.94%
Ten years	3.73%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.91% per the Fund’s prospectus dated May 1, 2021. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2021 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the six-month period ended June 30, 2021, the Portfolio returned 10.26% versus 8.83% for its benchmark, the MSCI EAFE Index (Net - USD).
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  The Portfolio performed well navigating in an environment in which investor preference shifted, with broad-based outperformance across sentiment and fundamental-based insights.
Capturing reflationary themes became a dominant driver of outperformance in the Portfolio. This was highlighted through the Portfolio’s fundamental value insights, which performed well amidst the market style preference in the first quarter. Traditional fundamental value measures, such as evaluating book to price and cash use efficiency, aided performance.
Faster moving and alternative data-based sentiment insights were effective in successfully navigating the re-opening theme. Insights designed to capture online sales, mobile app downloads and usage, and online search trends all proved additive. These insights helped to motivate an overweight to luxury goods, which performed well amidst the broader reopening theme
Within macro thematic positioning, industry selection boosted gains. Specifically, an overweight to banks benefitted amidst the reflationary theme.
Conversely, select measures struggled amid the shift in investor preference. Specifically, a dynamic style timing insight motivated an underweight to automobiles, which struggled to keep up amidst the reflationary regime. (1)
Q.  How did country selection impact the Portfolio’s performance relative to its benchmark?
A.  The portfolio management team targets a relatively country-neutral approach and seeks to derive the majority of any excess return from security selection. A moderate overweight to Hong Kong aided relative performance, while a slight underweight position in South Africa detracted. Security selection in Japan and Australia were key drivers to relative performance. (1)
Q.  How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For stock selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?
A.  The portfolio management team targets a relatively sector-neutral approach and seeks to derive the majority of any excess return from security selection. The majority of the Portfolio’s outperformance was driven by security selection within Financials, Consumer Discretionary, and Industrials. A small underweight stance in Utilities and an overweight stance to Consumer Discretionary contributed to relative performance, while a modest overweight position in Consumer Staples and a small underweight in Energy slightly detracted. (1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  The Portfolio’s overweight position in Sumitomo Rubber Industries Ltd., a Japanese tire and rubber company, was the largest relative contributor, as the company benefitted from the broader reopening theme. A modest overweight in Switzerland-based luxury goods company Cie Financiere Richemont SA also contributed significantly, as its stock price rose over the period amidst the reflationary and reopening themes.
On the negative side, an overweight position in Credit Suisse Group AG was the largest detractor, given the company’s sensitivity to the Archegos hedge fund liquidity event in March. A moderate overweight exposure to Japanese company Nippon Paint Holdings Co. Ltd. was another key detractor from relative performance. (1)
Q.  How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?
A.  Pursuant to the Portfolio’s investment strategy, futures contracts were used to prevent a cash drag on performance. The futures did not meaningfully impact relative performance, however, due to their index characteristics and size in relation to the Portfolio’s net assets. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2021.

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage International Equity Portfolio (Unaudited) (Continued)
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The MSCI EAFE Index (Net-USD) is a free-float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada. The returns for this index include the effects of reinvested dividends, net of taxes, and adjustment to U.S. Dollar denomination.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.
Portfolio Composition as of June 30, 2021 (1)
% of Net Assets
Common Stocks (4) (5)	95.9
Preferred Securities (4) (5)	0.5
Money Market Funds and Other Net Assets	3.6
100.0

Top 10 Portfolio Holdings as of June 30, 2021 (1) (2) (3)
		% of Net Assets
1.	LVMH Moet Hennessy Louis Vuitton SE	1.6
2.	Novo Nordisk A/S Class B	1.6
3.	AIA Group Ltd.	1.5
4.	Nestle SA	1.5
5.	Keyence Corp.	1.4
6.	AstraZeneca PLC	1.3
7.	British American Tobacco PLC	1.3
8.	Schneider Electric SE	1.2
9.	Kering SA	1.2
10.	Deutsche Post AG	1.2

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Top 10 Country Weightings (Common Stocks, Preferred Securities):

% of Net Assets
Japan	21.0
United Kingdom	12.2
France	11.2
Germany	8.9
Switzerland	8.3
Australia	8.3
Netherlands	5.5
Sweden	3.9
Denmark	3.8
Hong Kong	3.5
(5)	Sectors (Common Stocks, Preferred Securities):

% of Net Assets
Industrials	16.6
Financials	16.3
Consumer Discretionary	14.6
Health Care	10.3
Information Technology	10.1
Consumer Staples	8.2
Materials	7.3
Communication Services	4.5
Energy	3.4
Real Estate	3.1
Utilities	2.0
96.4

Ohio National Fund, Inc.	ON BlackRock Advantage International Equity Portfolio
Schedule of Investments	June 30, 2021 (Unaudited)
Common Stocks–95.9%		Shares	Value
Japan–21.0%
Alps Alpine Co. Ltd. (Information Technology)	(a)	63,200	$ 668,853
Amada Co. Ltd. (Industrials)	(a)	47,100	477,735
Asahi Kasei Corp. (Materials)	(a)	115,800	1,272,779
Astellas Pharma, Inc. (Health Care)	(a)	54,600	951,496
Benesse Holdings, Inc. (Consumer Discretionary)	(a)	16,000	397,358
Bridgestone Corp. (Consumer Discretionary)	(a)	42,700	1,940,816
Calbee, Inc. (Consumer Staples)	(a)	39,000	900,096
Canon Marketing Japan, Inc. (Information Technology)	(a)	2,800	65,017
Canon, Inc. (Information Technology)	(a)	137,100	3,098,728
Capcom Co. Ltd. (Communication Services)	(a)	800	23,383
Daikin Industries Ltd. (Industrials)	(a)	6,900	1,285,813
Daiwa House Industry Co. Ltd. (Real Estate)	(a)	28,319	851,510
Denso Corp. (Consumer Discretionary)	(a)	25,500	1,738,883
Dip Corp. (Communication Services)	(a)	9,100	280,538
Disco Corp. (Information Technology)	(a)	2,800	851,337
Electric Power Development Co. Ltd. (Utilities)	(a)	12,600	180,269
FANUC Corp. (Industrials)	(a)	11,700	2,805,635
Fast Retailing Co. Ltd. (Consumer Discretionary)	(a)	3,100	2,330,232
Hikari Tsushin, Inc. (Consumer Discretionary)	(a)	900	158,171
Hoya Corp. (Health Care)	(a)	2,100	277,768
Inpex Corp. (Energy)	(a)	49,200	368,232
Isuzu Motors Ltd. (Consumer Discretionary)	(a)	4,900	65,021
Japan Post Holdings Co. Ltd. (Financials)	(a)	159,100	1,306,804
Japan Tobacco, Inc. (Consumer Staples)	(a)	210,500	3,978,093
KDDI Corp. (Communication Services)	(a)	70,600	2,199,591
Keyence Corp. (Information Technology)	(a)	13,900	7,000,361
Kirin Holdings Co. Ltd. (Consumer Staples)	(a)	107,600	2,099,902
Konica Minolta, Inc. (Information Technology)	(a)	22,800	126,316
Kose Corp. (Consumer Staples)	(a)	4,600	722,646
Kubota Corp. (Industrials)	(a)	20,500	414,709
Kyocera Corp. (Information Technology)	(a)	1,100	67,958
Maeda Corp. (Industrials)	(a)	9,800	85,015
Marubeni Corp. (Industrials)	(a)	5,900	51,380
Mitsubishi Chemical Holdings Corp. (Materials)	(a)	62,600	526,716
Mitsubishi HC Capital, Inc. (Financials)	(a)	219,300	1,175,995
Mitsubishi Heavy Industries Ltd. (Industrials)	(a)	7,000	206,655
Mitsubishi Materials Corp. (Materials)	(a)	31,800	635,761
Morinaga & Co. Ltd. (Consumer Staples)	(a)	9,700	310,222
MS&AD Insurance Group Holdings, Inc. (Financials)	(a)	79,100	2,286,955
Murata Manufacturing Co. Ltd. (Information Technology)	(a)	20,700	1,576,819
Nexon Co. Ltd. (Communication Services)	(a)	23,600	525,207
NGK Spark Plug Co. Ltd. (Consumer Discretionary)	(a)	17,100	254,218
Nichirei Corp. (Consumer Staples)	(a)	1,400	36,811
Nidec Corp. (Industrials)	(a)	22,500	2,587,279
Nihon M&A Center, Inc. (Industrials)	(a)	1,300	33,670
Nikon Corp. (Consumer Discretionary)	(a)	79,500	848,065
Nintendo Co. Ltd. (Communication Services)	(a)	3,900	2,256,824
Nippon Paint Holdings Co. Ltd. (Materials)	(a)	23,400	316,558
Nippon Telegraph & Telephone Corp. (Communication Services)	(a)	102,700	2,685,110
Nippon Television Holdings, Inc. (Communication Services)	(a)	2,900	33,827
Nippon Yusen KK (Industrials)	(a)	7,400	375,536
Nitto Denko Corp. (Materials)	(a)	1,900	141,494
Nomura Holdings, Inc. (Financials)	(a)	334,200	1,700,906
Nomura Research Institute Ltd. (Information Technology)	(a)	9,200	303,845
Obayashi Corp. (Industrials)	(a)	42,100	335,653
Obic Co. Ltd. (Information Technology)	(a)	1,900	353,360
Olympus Corp. (Health Care)	(a)	2,900	57,684
Omron Corp. (Information Technology)	(a)	10,500	831,357
Oracle Corp. (Information Technology)	(a)	1,900	145,177
Common Stocks (Continued)		Shares	Value
Japan (continued)
Otsuka Corp. (Information Technology)	(a)	4,400	$ 230,649
Pigeon Corp. (Consumer Staples)	(a)	14,300	403,316
Rakus Co. Ltd. (Information Technology)	(a)	9,900	269,100
Recruit Holdings Co. Ltd. (Industrials)	(a)	98,100	4,810,703
Ricoh Co. Ltd. (Information Technology)	(a)	26,100	293,782
Sanwa Holdings Corp. (Industrials)	(a)	3,200	39,356
Shimano, Inc. (Consumer Discretionary)	(a)	3,200	761,357
Shin-Etsu Chemical Co. Ltd. (Materials)	(a)	1,100	183,987
Shiseido Co. Ltd. (Consumer Staples)	(a)	8,200	604,822
SMC Corp. (Industrials)	(a)	4,500	2,662,176
SoftBank Corp. (Communication Services)	(a)	83,200	1,087,839
SoftBank Group Corp. (Communication Services)	(a)	36,400	2,538,602
Sony Group Corp. (Consumer Discretionary)	(a)	5,300	513,926
Subaru Corp. (Consumer Discretionary)	(a)	53,700	1,064,306
Sumitomo Chemical Co. Ltd. (Materials)	(a)	787,100	4,183,330
Sumitomo Corp. (Industrials)	(a)	109,600	1,469,564
Sumitomo Electric Industries Ltd. (Consumer Discretionary)	(a)	7,000	103,389
Sumitomo Mitsui Financial Group, Inc. (Financials)	(a)	151,800	5,232,844
Sumitomo Rubber Industries Ltd. (Consumer Discretionary)	(a)	170,500	2,357,162
Suntory Beverage & Food Ltd. (Consumer Staples)	(a)	15,000	565,385
Sysmex Corp. (Health Care)	(a)	700	83,044
Taiheiyo Cement Corp. (Materials)	(a)	3,100	68,143
Takeda Pharmaceutical Co. Ltd. (Health Care)	(a)	163,902	5,500,641
Tokio Marine Holdings, Inc. (Financials)	(a)	64,600	2,975,491
Tokyo Electron Ltd. (Information Technology)	(a)	8,300	3,588,788
Tokyu Fudosan Holdings Corp. (Real Estate)	(a)	15,500	93,208
Toshiba Corp. (Industrials)	(a)	12,000	518,412
Toyoda Gosei Co. Ltd. (Consumer Discretionary)	(a)	2,900	71,527
Toyota Motor Corp. (Consumer Discretionary)	(a)	27,800	2,430,110
Trend Micro, Inc. (Information Technology)	(a)	5,000	261,817
Unicharm Corp. (Consumer Staples)	(a)	45,300	1,824,695
Welcia Holdings Co. Ltd. (Consumer Staples)	(a)	13,200	431,621
Yamazaki Baking Co. Ltd. (Consumer Staples)	(a)	1,500	21,173
Z Holdings Corp. (Communication Services)	(a)	87,700	438,891
			107,267,305
United Kingdom–12.2%
3i Group PLC (Financials)	(a)	10,447	169,543
Anglo American PLC (Materials)	(a)	24,680	982,119
Associated British Foods PLC (Consumer Staples)	(a)	35,866	1,100,973
AstraZeneca PLC (Health Care)	(a)	54,907	6,596,754
Barratt Developments PLC (Consumer Discretionary)	(a)	8,537	82,200
Bellway PLC (Consumer Discretionary)	(a)	7,746	347,030
BP PLC (Energy)	(a)	538,598	2,361,962
British American Tobacco PLC (Consumer Staples)	(a)	169,871	6,595,335
British Land Co. PLC / The (Real Estate)	(a)	17,015	116,393
Burberry Group PLC (Consumer Discretionary)	(a)	13,448	384,602
Compass Group PLC (Consumer Discretionary)	(a)(b)	18,296	385,458
Diageo PLC (Consumer Staples)	(a)	99,358	4,762,078
Dunelm Group PLC (Consumer Discretionary)	(a)	40,917	804,871
easyJet PLC (Industrials)	(a)(b)	13,679	169,656
GlaxoSmithKline PLC (Health Care)	(a)	81,182	1,595,964
Greggs PLC (Consumer Discretionary)	(a)(b)	12,209	439,462
HomeServe PLC (Industrials)	(a)	42,938	567,875
Howden Joinery Group PLC (Industrials)	(a)	106,689	1,206,542
HSBC Holdings PLC (Financials)	(a)	645,357	3,724,681
IG Group Holdings PLC (Financials)	(a)	30,871	361,756
Imperial Brands PLC (Consumer Staples)	(a)	53,638	1,156,582
ITV PLC (Communication Services)	(a)(b)	173,872	302,189
J Sainsbury PLC (Consumer Staples)	(a)	60,527	227,816

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage International Equity Portfolio (Continued)
Schedule of Investments	June 30, 2021 (Unaudited)
Common Stocks (Continued)		Shares	Value
United Kingdom (continued)
JD Sports Fashion PLC (Consumer Discretionary)	(a)	73,073	$ 929,901
JET2 PLC (Industrials)	(a)(b)	35,765	585,613
John Wood Group PLC (Energy)	(a)(b)	19,314	58,841
Johnson Matthey PLC (Materials)	(a)	18,364	781,870
Kingfisher PLC (Consumer Discretionary)	(a)	405,324	2,045,709
Lloyds Banking Group PLC (Financials)	(a)	3,638,727	2,353,732
Meggitt PLC (Industrials)	(a)(b)	12,818	81,881
Micro Focus International PLC (Information Technology)	(a)	263,793	1,997,355
Next PLC (Consumer Discretionary)	(a)(b)	4,650	506,077
Prudential PLC (Financials)	(a)	87,934	1,673,012
Redrow PLC (Consumer Discretionary)	(a)	38,081	323,032
RELX PLC (Industrials)	(a)	72,467	1,921,586
Rightmove PLC (Communication Services)	(a)	225,540	2,027,198
Rio Tinto PLC (Materials)	(a)	16,271	1,343,780
Royal Mail PLC (Industrials)	(a)(b)	158,249	1,265,334
Smith & Nephew PLC (Health Care)	(a)	42,215	915,526
Smiths Group PLC (Industrials)	(a)	26,462	582,795
SSE PLC (Utilities)	(a)	41,399	859,806
Standard Chartered PLC (Financials)	(a)	162,511	1,037,113
Tesco PLC (Consumer Staples)	(a)	635,103	1,961,947
Unilever PLC (Consumer Staples)	(a)	60,112	3,512,557
Whitbread PLC (Consumer Discretionary)	(a)(b)	9,965	430,766
Wm Morrison Supermarkets PLC (Consumer Staples)	(c)	187,435	639,641
			62,276,913
France–11.2%
Amundi SA (Financials)	(a)	19,573	1,726,316
Atos SE (Information Technology)	(a)	28,809	1,754,252
AXA SA (Financials)	(a)	83,730	2,126,100
BNP Paribas SA (Financials)	(a)	86,942	5,456,448
Casino Guichard Perrachon SA (Consumer Staples)	(a)(b)	55,427	1,760,208
CNP Assurances (Financials)	(a)	62,649	1,067,753
Credit Agricole SA (Financials)	(a)	44,257	620,465
Dassault Systemes SE (Information Technology)	(a)(b)	19,977	4,848,341
Engie SA (Utilities)	(a)	178,648	2,449,723
Hermes International (Consumer Discretionary)	(a)	3,621	5,284,168
Kering SA (Consumer Discretionary)	(a)	6,981	6,116,872
Klepierre SA (Real Estate)	(a)	17,978	463,181
Legrand SA (Industrials)	(a)	8,336	883,476
L'Oreal SA (Consumer Staples)	(a)	809	361,294
LVMH Moet Hennessy Louis Vuitton SE (Consumer Discretionary)	(a)	10,697	8,414,867
Orange SA (Communication Services)	(a)	22,406	255,715
Rubis SCA (Utilities)	(a)	24,615	1,095,259
Safran SA (Industrials)	(a)	1,083	150,302
Sanofi (Health Care)	(a)	3,145	330,422
Schneider Electric SE (Industrials)	(a)	40,446	6,376,091
SCOR SE (Financials)	(a)	568	18,082
Sodexo SA (Consumer Discretionary)	(a)(b)	5,069	473,747
Teleperformance (Industrials)	(a)	393	159,593
TotalEnergies SE (Energy)	(a)	89,237	4,042,596
Unibail-Rodamco-Westfield (Real Estate)	(a)(b)	5,467	473,967
Valeo SA (Consumer Discretionary)	(a)	19,246	580,527
			57,289,765
Germany–8.4%
adidas AG (Consumer Discretionary)	(a)	6,806	2,539,710
Allianz SE (Financials)	(a)	6,867	1,713,706
BASF SE (Materials)	(a)	27,070	2,136,899
Bayer AG (Health Care)	(a)	12,233	743,708
Bayerische Motoren Werke AG (Consumer Discretionary)	(a)	28,971	3,071,376
Deutsche Boerse AG (Financials)	(a)	4,524	789,647
Deutsche Post AG (Industrials)	(a)	87,858	5,983,541
Common Stocks (Continued)		Shares	Value
Germany (continued)
E.ON SE (Utilities)	(a)	90,681	$ 1,049,149
Evonik Industries AG (Materials)	(a)	31,408	1,054,473
Fresenius Medical Care AG & Co. KGaA (Health Care)	(a)	39,910	3,316,369
Hannover Rueck SE (Financials)	(a)	1,301	217,798
Hella GmbH & Co. KGaA (Consumer Discretionary)	(a)(b)	2	137
HelloFresh SE (Consumer Discretionary)	(a)(b)	26,156	2,542,600
Nemetschek SE (Information Technology)	(a)	206	15,769
Rheinmetall AG (Industrials)	(a)	5,905	583,492
SAP SE (Information Technology)	(a)	35,092	4,929,011
Scout24 AG (Communication Services)	(a)	12,222	1,031,216
Siemens AG (Industrials)	(a)	34,433	5,467,226
Volkswagen AG (Consumer Discretionary)	(a)	211	69,348
Zalando SE (Consumer Discretionary)	(a)(b)	37,300	4,511,059
Zalando SE (Consumer Discretionary)	(b)	7,912	956,460
			42,722,694
Switzerland–8.3%
Adecco Group AG (Industrials)	(a)	32,747	2,228,163
Cie Financiere Richemont SA (Consumer Discretionary)	(a)	47,458	5,753,265
Givaudan SA (Materials)	(a)	1,123	5,227,802
Glencore PLC (Materials)	(a)	221,776	951,882
Kuehne + Nagel International AG (Industrials)	(a)	6,573	2,249,670
Nestle SA (Consumer Staples)	(a)	60,543	7,546,507
Novartis AG (Health Care)	(a)	61,633	5,622,565
Roche Holding AG Bearer Shares (Health Care)	(a)	597	242,800
Roche Holding AG Non Voting Shares (Health Care)	(a)	12,303	4,636,236
Sika AG (Materials)	(a)	17,090	5,599,328
Straumann Holding AG (Health Care)	(a)	388	618,877
Swiss Re AG (Financials)	(a)	19,018	1,717,755
			42,394,850
Australia–8.3%
AGL Energy Ltd. (Utilities)	(a)	98,228	603,495
Alumina Ltd. (Materials)	(a)	392,468	483,152
APA Group (Utilities)	(a)	6,254	41,731
Appen Ltd. (Information Technology)	(a)	7,755	79,222
Aristocrat Leisure Ltd. (Consumer Discretionary)	(a)	81,226	2,622,180
ASX Ltd. (Financials)	(a)	18,536	1,080,569
Aurizon Holdings Ltd. (Industrials)	(a)	306,577	853,924
BHP Group Ltd. (Materials)	(a)	132,051	4,804,056
BHP Group PLC (Materials)	(a)	36,796	1,088,829
Brambles Ltd. (Industrials)	(a)	59,409	509,845
carsales.com Ltd. (Communication Services)	(a)	22,775	337,276
Challenger Ltd. (Financials)	(a)	35,430	143,546
Commonwealth Bank of Australia (Financials)	(a)	51,426	3,850,913
CSL Ltd. (Health Care)	(a)	12,631	2,701,372
Domain Holdings Australia Ltd. (Communication Services)	(a)(b)	17,051	66,086
Goodman Group (Real Estate)	(a)	124,799	1,975,028
GPT Group / The (Real Estate)	(a)	130,020	475,632
Harvey Norman Holdings Ltd. (Consumer Discretionary)	(a)	7,139	29,363
Iluka Resources Ltd. (Materials)	(a)	144,458	989,116
IOOF Holdings Ltd. (Financials)	(a)	242,738	776,285
Lendlease Corp. Ltd. (Real Estate)	(a)	19,876	170,789
Magellan Financial Group Ltd. (Financials)	(a)	4,631	187,035
Medibank Pvt Ltd. (Financials)	(a)	1,297,197	3,075,425
Mineral Resources Ltd. (Materials)	(a)	6,316	253,688
Mirvac Group (Real Estate)	(a)	66,172	144,278
Origin Energy Ltd. (Utilities)	(a)	48,434	163,572
Qantas Airways Ltd. (Industrials)	(a)(b)	244,108	852,178
REA Group Ltd. (Communication Services)	(a)	33,385	4,230,190
Rio Tinto Ltd. (Materials)	(a)	9,302	881,881
Scentre Group (Real Estate)	(a)	1,489,378	3,047,745

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage International Equity Portfolio (Continued)
Schedule of Investments	June 30, 2021 (Unaudited)
Common Stocks (Continued)		Shares	Value
Australia (continued)
SEEK Ltd. (Communication Services)	(a)	13,405	$ 333,235
South32 Ltd. (Materials)	(a)	197,890	433,970
Stockland (Real Estate)	(a)	107,297	373,635
Tabcorp Holdings Ltd. (Consumer Discretionary)	(a)	30,477	118,249
Telstra Corp. Ltd. (Communication Services)	(a)	138,209	389,803
Transurban Group (Industrials)	(a)	46,181	492,524
Treasury Wine Estates Ltd. (Consumer Staples)	(a)	33,226	290,937
Westpac Banking Corp. (Financials)	(a)	130,955	2,534,215
WiseTech Global Ltd. (Information Technology)	(a)	27,081	647,145
Worley Ltd. (Energy)	(a)	2,175	19,461
			42,151,575
Netherlands–5.5%
Adyen N.V. (Information Technology)	(a)(b)	940	2,305,190
Aegon N.V. (Financials)	(a)	321,601	1,337,575
Akzo Nobel N.V. (Materials)	(a)	5,781	715,808
Argenx SE (Health Care)	(a)(b)	521	157,194
ASML Holding N.V. (Information Technology)	(a)	7,818	5,396,916
Flow Traders (Financials)	(c)	15,408	662,837
JDE Peet's N.V. (Consumer Staples)	(a)(b)	544	19,745
Koninklijke KPN N.V. (Communication Services)	(a)	6,329	19,795
Koninklijke Philips N.V. (Health Care)	(a)	21,288	1,056,612
NN Group N.V. (Financials)	(a)	29,449	1,391,151
PostNL N.V. (Industrials)	(a)	256,037	1,391,145
Prosus N.V. (Consumer Discretionary)	(a)	15,003	1,469,807
Randstad N.V. (Industrials)	(a)	43,956	3,369,677
Royal Dutch Shell PLC Class A (Energy)	(a)	188,563	3,780,286
Royal Dutch Shell PLC Class B (Energy)	(a)	150,982	2,930,981
Signify N.V. (Industrials)	(a)	29,089	1,846,508
			27,851,227
Sweden–3.9%
Assa Abloy AB Class B (Industrials)	(a)	157,413	4,745,673
Atlas Copco AB Class A (Industrials)	(a)	54,901	3,371,381
Atlas Copco AB Class B (Industrials)	(a)	10,364	545,835
Elekta AB Class B (Health Care)	(a)	15,282	221,556
Evolution AB (Consumer Discretionary)	(a)	6,623	1,047,640
Hexagon AB Class B (Information Technology)	(c)	20,214	299,498
Intrum AB (Industrials)	(a)	555	18,181
Investor AB Class B (Financials)	(a)	60,743	1,400,150
Kinnevik AB Class B (Financials)	(a)	37,068	1,484,347
L E Lundbergforetagen AB Class B (Financials)	(a)	6,741	435,068
Saab AB Class B (Industrials)	(a)	68,336	1,814,220
SKF AB (Industrials)	(a)	15,817	403,146
Swedish Match AB (Consumer Staples)	(a)	20,126	171,637
Tele2 AB Class B (Communication Services)	(a)	19,928	271,697
Telefonaktiebolaget LM Ericsson Class B (Information Technology)	(a)	258,340	3,248,342
Telia Co. AB (Communication Services)	(a)	35,420	157,317
			19,635,688
Denmark–3.8%
AP Moller - Maersk A/S Class B (Industrials)	(a)	906	2,608,292
AP Moller - Maersk A/S Class A (Industrials)	(a)	568	1,579,949
Chr Hansen Holding A/S (Materials)	(a)	15,936	1,437,972
Coloplast A/S Class B (Health Care)	(a)	16,357	2,685,545
Genmab A/S (Health Care)	(a)(b)	1,293	529,797
GN Store Nord A/S (Health Care)	(a)	15,499	1,355,386
Netcompany Group A/S (Information Technology)	(a)	4,118	468,214
Novo Nordisk A/S Class B (Health Care)	(a)	98,287	8,227,468
SimCorp A/S (Information Technology)	(a)	4,251	533,936
			19,426,559
Hong Kong–3.5%
AIA Group Ltd. (Financials)	(a)	610,800	7,577,325
Common Stocks (Continued)		Shares	Value
Hong Kong (continued)
BOC Hong Kong Holdings Ltd. (Financials)	(a)	445,500	$ 1,509,937
Budweiser Brewing Co. APAC Ltd. (Consumer Staples)	(a)	20,900	65,809
Cathay Pacific Airways Ltd. (Industrials)	(a)(b)	256,000	216,318
CK Asset Holdings Ltd. (Real Estate)	(a)	63,600	437,760
CK Infrastructure Holdings Ltd. (Utilities)	(a)	3,000	17,871
Hysan Development Co. Ltd. (Real Estate)	(c)	18,000	71,752
Kerry Properties Ltd. (Real Estate)	(a)	327,500	1,079,930
Link REIT (Real Estate)	(a)	98,900	956,891
MTR Corp. Ltd. (Industrials)	(a)	131,000	729,407
New World Development Co. Ltd. (Real Estate)	(a)	145,000	751,963
NWS Holdings Ltd. (Industrials)	(a)	340,000	361,685
PCCW Ltd. (Communication Services)	(a)	161,000	84,321
Sun Hung Kai Properties Ltd. (Real Estate)	(a)	67,500	1,003,181
Swire Properties Ltd. (Real Estate)	(a)	429,600	1,279,639
Techtronic Industries Co. Ltd. (Industrials)	(a)	81,000	1,411,584
Wharf Real Estate Investment Co. Ltd. (Real Estate)	(a)	81,000	470,856
			18,026,229
Finland–2.1%
Kone Oyj Class B (Industrials)	(a)	59,440	4,851,148
Neste Oyj (Energy)	(a)	5,920	363,145
Nordea Bank Abp (Financials)	(a)	474,208	5,280,736
TietoEVRY Oyj (Information Technology)	(a)	395	12,480
UPM-Kymmene Oyj (Materials)	(a)	3,766	142,573
			10,650,082
Israel–1.9%
Bank Hapoalim BM (Financials)	(a)(b)	403,455	3,239,185
Israel Discount Bank Ltd. Class A (Financials)	(a)(b)	131,173	624,886
Nice Ltd. (Information Technology)	(a)(b)	17,525	4,325,755
Teva Pharmaceutical Industries Ltd. (Health Care)	(a)(b)	141,434	1,404,414
			9,594,240
Italy–1.1%
Amplifon SpA (Health Care)	(a)	10,736	530,828
Assicurazioni Generali SpA (Financials)	(a)	47,659	956,835
Azimut Holding SpA (Financials)	(a)	1,298	31,565
Banca Generali SpA (Financials)	(a)(b)	3,773	161,185
Banca Mediolanum SpA (Financials)	(a)	9,395	91,500
DiaSorin SpA (Health Care)	(a)	227	42,952
Enel SpA (Utilities)	(a)	21,420	199,053
Hera SpA (Utilities)	(a)	5,696	23,548
Italgas SpA (Utilities)	(a)	32,023	209,469
Leonardo SpA (Industrials)	(a)(b)	38,606	312,375
Mediobanca Banca di Credito Finanziario SpA (Financials)	(a)(b)	67,893	794,358
Pirelli & C SpA (Consumer Discretionary)	(a)	200,250	1,164,466
PRADA SpA (Consumer Discretionary)	(a)	5,900	44,766
Telecom Italia SpA (Communication Services)	(a)	352,794	175,539
Unipol Gruppo SpA (Financials)	(a)	164,900	899,235
			5,637,674
Ireland–1.1%
AIB Group PLC (Financials)	(a)(b)	13,753	35,491
Bank of Ireland Group PLC (Financials)	(a)(b)	39,321	211,002
Experian PLC (Industrials)	(a)	67,540	2,607,662
Flutter Entertainment PLC (Consumer Discretionary)	(a)(b)	6,930	1,256,591
James Hardie Industries PLC (Materials)	(a)	17,726	601,480
Kerry Group PLC Class A (Consumer Staples)	(a)	366	51,170
Kingspan Group PLC (Industrials)	(a)	7,768	734,179
			5,497,575
Spain–1.1%
Acciona SA (Utilities)	(a)	2,736	413,213
Amadeus IT Group SA (Information Technology)	(a)(b)	6,680	470,917

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage International Equity Portfolio (Continued)
Schedule of Investments	June 30, 2021 (Unaudited)
Common Stocks (Continued)		Shares	Value
Spain (continued)
Banco Bilbao Vizcaya Argentaria SA (Financials)	(a)	172,606	$ 1,070,672
Banco de Sabadell SA (Financials)	(a)(b)	98,568	67,294
CaixaBank SA (Financials)	(a)	91,245	280,916
Endesa SA (Utilities)	(a)	20,063	487,045
Iberdrola SA (Utilities)	(a)	177,141	2,160,173
Naturgy Energy Group SA (Utilities)	(a)	4,336	111,593
Repsol SA (Energy)	(a)	29,474	370,270
Telefonica SA (Communication Services)	(a)	997	4,653
			5,436,746
Norway–0.9%
DNB ASA (Financials)	(a)	56,920	1,240,526
Equinor ASA (Energy)	(a)	150,677	3,189,607
			4,430,133
Singapore–0.6%
Jardine Cycle & Carriage Ltd. (Consumer Discretionary)	(a)	154,300	2,456,151
Oversea-Chinese Banking Corp. Ltd. (Financials)	(a)	17,800	158,629
Singapore Airlines Ltd. (Industrials)	(a)(b)	36,300	130,902
Singapore Telecommunications Ltd. (Communication Services)	(a)	8,700	14,843
United Overseas Bank Ltd. (Financials)	(a)	10,300	198,351
Venture Corp. Ltd. (Information Technology)	(a)	13,800	197,422
			3,156,298
New Zealand–0.4%
Air New Zealand Ltd. (Industrials)	(a)(b)	275,942	298,957
Fisher & Paykel Healthcare Corp. Ltd. (Health Care)	(a)	65,848	1,432,484
Spark New Zealand Ltd. (Communication Services)	(a)	77,045	258,616
Xero Ltd. (Information Technology)	(a)(b)	1,091	112,220
			2,102,277
Luxembourg–0.4%
Aroundtown SA (Real Estate)	(a)	181,515	1,416,221
RTL Group SA (Communication Services)	(a)	11,397	678,711
			2,094,932
Common Stocks (Continued)		Shares	Value
Austria–0.2%
ANDRITZ AG (Industrials)	(a)	694	$ 39,032
Raiffeisen Bank International AG (Financials)	(a)	45,339	1,029,127
			1,068,159
Belgium–0.0%
Telenet Group Holding N.V. (Communication Services)	(a)	5,571	209,865
Total Common Stocks (Cost $456,084,192)			$488,920,786

Preferred Securities–0.5%		Rate	Quantity	Value
Germany–0.5%
Bayerische Motoren Werke AG (Consumer Discretionary)	(a)	2.533% (d)	1,712	$ 154,010
Sartorius AG (Health Care)	(a)	0.161% (d)	964	501,770
Schaeffler AG (Consumer Discretionary)	(a)	3.224% (d)	92,973	858,090
Volkswagen AG (Consumer Discretionary)	(a)	2.302% (d)	4,453	1,116,507
				2,630,377
Total Preferred Securities (Cost $2,624,761)				$ 2,630,377

Money Market Funds–1.9%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 0.055%	(e)	9,702,086	$ 9,704,997
State Street Institutional U.S. Government Money Market Fund, 0.025%		3,185	3,185
Total Money Market Funds (Cost $9,708,182)			$ 9,708,182
Total Investments – 98.3% (Cost $468,417,135)	(f)		$501,259,345
Other Assets in Excess of Liabilities – 1.7%	(g)		8,660,398
Net Assets – 100.0%			$509,919,743

Percentages are stated as a percent of net assets.

Footnotes:
(a)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $488,920,975 or 95.9% of the Portfolio’s net assets.
(b)	Non-income producing security.
(c)	As discussed in Note 2 of the Notes to Financial Statements, not all investments that are traded on a foreign exchange are valued at an estimate that is different from the local close price. In some instances, the independent fair valuation service uses a stock’s local close price because the service’s measure of predictability related to their valuation model of a stock is below a chosen threshold. These securities represent $1,673,728 or 0.3% of the Portfolio’s net assets.
Other Portfolio securities are not subjected to fair valuation procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(d)	Represents twelve-month dividend yield. Rates are determined by actual distributions, which are impacted by factors unique to each preference share such as board authorization, distributable earnings, and preferred payout features compared to other classes of equity.
(e)	Rate represents the seven-day yield at June 30, 2021.
(f)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
(g)	Includes $689,990 of cash pledged as collateral for the futures contracts outstanding at June 30, 2021. See also the following Schedule of Open Futures Contracts.
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON BlackRock Advantage International Equity Portfolio (Continued)
Schedule of Open Futures Contracts	June 30, 2021 (Unaudited)

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
MSCI EAFE Index - Long	88	September 17, 2021	$10,402,585	$10,138,040	$(264,545)	$(75,650)
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Janus Henderson Forty Portfolio (Unaudited)
Objective/Strategy
The ON Janus Henderson Forty Portfolio seeks long-term capital growth by investing primarily in domestic and foreign equity securities selected for growth potential.
Performance as of June 30, 2021
Average Annual returns
One year	41.92%
Five years	24.20%
Ten years	17.86%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.79% per the Fund’s prospectus dated May 1, 2021. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2021 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the six-month period ended June 30, 2021, the Portfolio returned 13.01% versus 12.99% for its benchmark, the Russell 1000® Growth Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  Due to the concentrated nature of the Portfolio, the slight outperformance was due largely to the individual stocks in the Portfolio, rather than a market condition or investment strategy that worked for or against us. (1)
Q.  How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?
A.  Strong stock selection in the Information Technology sector was the largest contributor to relative outperformance. Stock selection in Industrials and Communication Services detracted from relative results.
Again, due to the concentrated nature of the Portfolio, sector holdings were significantly different than those in the benchmark. Overall, sector allocation contributed to relative performance during the period. An underweight allocation to the Consumer Staples sector and overweight allocation to the Communication Services sector contributed to relative outperformance, while an overweight to Materials and an allocation to cash throughout the period detracted from relative results. (1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  The top two contributors to relative return were securities held in the Portfolio, but not the benchmark. Semiconductor equipment manufacturer ASML Holding N.V. (“ASML”) was the top relative contributor. As long-term secular demand continues to increase in the semiconductor market, leading chipmakers have recently announced massive capital investment plans. ASML stands to benefit as the primary provider of extreme ultraviolet lithography equipment that is essential in the pursuit of leading-edge semiconductor technology. Social media operator Snap, Inc. Class A (“Snap”) was the other top relative contributor. We see substantial opportunity as the company expands into areas such as augmented reality, advertising, and e-commerce and enhances its app with new features such as Spotlight. We believe that the company is still early in its development and, as Snap matures, its business model will continue to evolve into a core digital advertising platform.
Uber Technologies, Inc. (“Uber”) was among the top relative detractors for the period. There have been ongoing concerns that Uber will be required to classify its workers as employees rather than independent contractors, which would raise its costs. While Uber’s competitive positioning against rival DoorDash, the pace of travel recovery, and the company’s ability to attract drivers have also weighed on sentiment, we continue to have a favorable view on the industry structure and Uber’s opportunity set. Mastercard, Inc. Class A (“Mastercard”) also underperformed the broader market during the second quarter, but still had positive results. The stock pulled back in April, as the company announced costs would go up as it continued to reinvest in data and cybersecurity products, as well as spend more on advertising and marketing. Investors focused more on the rising costs rather than the strong revenue growth the company had in the first quarter. (1)
Q.  How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?
A.  No derivative instruments were used in the Portfolio during the period. The Portfolio participated in the IPOs of Dlocal Ltd. (“Dlocal”) and Oscar Health, Inc (“Oscar Health”), although neither stock was held by the benchmark. Dlocal contributed 25 basis points to absolute return and Oscar Health detracted 23 basis points from absolute return.  (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2021.

(continued)

Ohio National Fund, Inc.	ON Janus Henderson Forty Portfolio (Unaudited) (Continued)
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The Russell 1000® Growth Index is a market-capitalization weighted index of those firms in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. The index presented includes the effects of reinvested dividends.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.
Portfolio Composition as of June 30, 2021 (1)
% of Net Assets
Common Stocks (4)	100.4
Warrants (4)	0.0
Money Market Funds Less Net Liabilities	(0.4)
100.0

Top 10 Portfolio Holdings as of June 30, 2021 (1) (2) (3)
		% of Net Assets
1.	Microsoft Corp.	9.0
2.	Amazon.com, Inc.	8.6
3.	Facebook, Inc. Class A	6.0
4.	Mastercard, Inc. Class A	5.9
5.	Alphabet, Inc. Class C	3.9
6.	Apple, Inc.	3.8
7.	NVIDIA Corp.	3.6
8.	Adobe, Inc.	3.5
9.	Danaher Corp.	3.3
10.	Snap, Inc. Class A	3.2

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks, Warrants):

% of Net Assets
Information Technology	37.4
Communication Services	19.9
Consumer Discretionary	15.6
Health Care	14.0
Industrials	6.0
Materials	4.4
Real Estate	2.0
Financials	1.1
100.4

Ohio National Fund, Inc.	ON Janus Henderson Forty Portfolio
Schedule of Investments	June 30, 2021 (Unaudited)
Common Stocks–100.4%		Shares	Value
Communication Services–19.9%
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a)	3,193	$ 8,002,680
Facebook, Inc. Class A (Interactive Media & Svs.)	(a)	36,117	12,558,242
Match Group, Inc. (Interactive Media & Svs.)	(a)	19,641	3,167,111
Netflix, Inc. (Entertainment)	(a)	8,712	4,601,766
Snap, Inc. Class A (Interactive Media & Svs.)	(a)	97,742	6,660,140
T-Mobile U.S., Inc. (Wireless Telecom. Svs.)	(a)	29,016	4,202,387
Walt Disney Co. / The (Entertainment)	(a)	11,669	2,051,060
			41,243,386
Consumer Discretionary–15.6%
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a)	5,194	17,868,191
Booking Holdings, Inc. (Internet & Direct Marketing Retail)	(a)	2,386	5,220,783
Caesars Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	21,099	2,189,021
LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	(b)	6,102	4,800,180
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		14,495	2,239,332
			32,317,507
Financials–1.1%
Altimeter Growth Corp. Class A (Capital Markets)	(a)	54,970	643,149
OneMain Holdings, Inc. (Consumer Finance)		28,819	1,726,546
			2,369,695
Health Care–14.0%
Accolade, Inc. (Health Care Providers & Svs.)	(a)	22,299	1,211,058
Align Technology, Inc. (Health Care Equip. & Supplies)	(a)	8,391	5,126,901
Ascendis Pharma A/S – ADR (Biotechnology)	(a)	8,349	1,098,311
Boston Scientific Corp. (Health Care Equip. & Supplies)	(a)	115,505	4,938,994
Cooper Cos., Inc. / The (Health Care Equip. & Supplies)		8,634	3,421,395
Danaher Corp. (Health Care Equip. & Supplies)		25,239	6,773,138
Dexcom, Inc. (Health Care Equip. & Supplies)	(a)	10,366	4,426,282
Neurocrine Biosciences, Inc. (Biotechnology)	(a)	20,246	1,970,341
			28,966,420
Industrials–6.0%
CoStar Group, Inc. (Professional Svs.)	(a)	47,060	3,897,509
Howmet Aerospace, Inc. (Aerospace & Defense)	(a)	118,039	4,068,804
L3Harris Technologies, Inc. (Aerospace & Defense)		15,733	3,400,688
Uber Technologies, Inc. (Road & Rail)	(a)	21,637	1,084,447
			12,451,448
Common Stocks (Continued)		Shares	Value
Information Technology–37.4%
Adobe, Inc. (Software)	(a)	12,365	$ 7,241,439
Apple, Inc. (Tech. Hardware, Storage & Periph.)		56,926	7,796,585
ASML Holding N.V. (Semiconductors & Equip.)		9,319	6,437,938
Atlassian Corp. PLC Class A (Software)	(a)	8,937	2,295,558
Dlocal Ltd. (IT Svs.)	(a)	22,956	1,205,879
Mastercard, Inc. Class A (IT Svs.)		33,568	12,255,341
Microsoft Corp. (Software)		69,292	18,771,203
NVIDIA Corp. (Semiconductors & Equip.)		9,280	7,424,928
Texas Instruments, Inc. (Semiconductors & Equip.)		31,974	6,148,600
Twilio, Inc. Class A (IT Svs.)	(a)	8,296	3,269,951
Wix.com Ltd. (IT Svs.)	(a)	8,696	2,524,275
Workday, Inc. Class A (Software)	(a)	9,637	2,300,737
			77,672,434
Materials–4.4%
Crown Holdings, Inc. (Containers & Packaging)		41,522	4,243,964
Sherwin-Williams Co. / The (Chemicals)		18,016	4,908,459
			9,152,423
Real Estate–2.0%
American Tower Corp. (Equity REIT)		15,376	4,153,673
Total Common Stocks (Cost $119,861,310)			$208,326,986

Warrants –0.0%	Expiration	Strike Price	Quantity	Value
Financials–0.0%
Altimeter Growth Corp. (Capital Markets)	09/30/2025	$32.76	10,994	$ 35,071
Total Warrants (Cost $31,447)				$ 35,071

Money Market Funds–1.3%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 0.055%	(c)	2,685,987	$ 2,686,793
Total Money Market Funds (Cost $2,686,793)			$ 2,686,793
Total Investments – 101.7% (Cost $122,579,550)	(d)		$211,048,850
Liabilities in Excess of Other Assets – (1.7)%			(3,513,896)
Net Assets – 100.0%			$207,534,954

Percentages are stated as a percent of net assets.

Abbreviations:
ADR:	American Depositary Receipts

Footnotes:
(a)	Non-income producing security.
(b)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $4,800,180 or 2.3% of the Portfolio’s net assets.
(c)	Rate represents the seven-day yield at June 30, 2021.
(d)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON AB Small Cap Portfolio (Unaudited)
Objective/Strategy
The ON AB Small Cap Portfolio (formerly the ON Janus Henderson Venture Portfolio) seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in equity securities of small capitalization companies with market capitalizations at the time of investment that fall within the lowest 20% of the total U.S. equity market capitalization (excluding companies with market capitalizations of less than $10 million).
Performance as of June 30, 2021
Average Annual returns
One year	47.24%
Five years	17.59%
Ten years	14.58%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.82% per the Fund’s prospectus dated May 1, 2021. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2021 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the six-month period ended June 30, 2021, the Portfolio returned 5.64% versus 17.54% for its benchmark, the Russell 2000® Index.
Effective May 1, 2021, AllianceBernstein L.P. (“AB”) replaced the Portfolio’s previous sub-adviser, Janus Capital Management, LLC (“Janus”). In conjunction with the change in sub-adviser and investment strategy, the Portfolio’s benchmark was changed from the Russell 2000® Growth Index to the Russell 2000® Index. The change in benchmark was made because the Russell 2000® Index better aligns with the Portfolio’s new investment strategy.
For the period from January 1, 2021 to April 30, 2021 (the “first performance period”), the Portfolio was subadvised by Janus and utilized the Russell 2000® Growth Index as its benchmark. During this period, the Portfolio returned 5.03% versus 7.16% for the Russell 2000® Growth Index.
For the period from May 1, 2021 to June 30, 2021, (the “latter performance period”), the Portfolio was subadvised by AB. During this period, the Portfolio returned 0.58% versus 2.15% for the Russell 2000® Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  Janus:   In the early weeks of 2021, we saw a continuation of many of the aggressive growth themes that led to a strong equity market in 2020. We started to see this growth preference shift in the second half of the first quarter, which reflected several developments. First, rising bond yields undermined support for higher-valuation, more speculative growth stocks. Hopes for a reopening of the economy also led investors to take profits on more virtual growth models that benefited from the pandemic. This shift away from growth stocks dampened the Portfolio’s relative performance during the first performance period.
AB:  Small cap stocks benefited from rising investor confidence driven by economic reopening, strong company earnings growth, and supportive fiscal and monetary policy in the U.S. and other key global economies. While headline returns were positive in both months of the reporting period, under the surface markets exhibited historic style volatility. Value stocks outperformed their growth counterparts by a wide margin in May. This reversed in June, however, as concerns about rising inflation and the spread of the COVID-19 delta variant around the world caused uncertainty to increase. For the latter performance period, growth stocks underperformed value stocks, which was a headwind to the Portfolio’s relative performance, given its growth-tilted positioning. The Portfolio’s risk-balanced approach, which aims to mitigate active risk, helped to soften the impact of style volatility on relative returns. (1)
Q.  How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?
A.  Janus:   For the first performance period, stock selection and an underweight to the Consumer Discretionary sector detracted significantly from relative performance. Stock selection and an overweight to Information Technology also hindered relative performance. Stock selection and an underweight to Health Care contributed positively to relative performance, as well as selection within Industrials.
AB:  During the latter performance period, both sector and security selection detracted from the Portfolio’s relative returns. The Portfolio’s underweight to Materials and Utilities contributed positively, while underweights to Communication Services, Energy, and an overweight to Health Care detracted. Strong stock selection in Information Technology, Financials, and Energy contributed, but this was more than offset by underperformance among Industrials, Communication Services, and Consumer Discretionary holdings. (1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  Janus:   QuantumScape Corp. was the top detractor for the first performance period. This recently-formed public company is developing a next-generation, solid-state battery that will potentially allow electric vehicles to charge faster and travel farther. The stock rose strongly in late 2020 as the company was making steps to be registered as a public company, but gave back some of its gains in the first quarter of 2021 as initial investors took profits. For the first performance period, NICE Ltd - ADR (“NICE”) was a notable detractor from relative performance, as the stock was negatively impacted by the rotation away from higher valuation growth stocks. NICE provides technology solutions for call centers and data security functions critical to virtual business interactions during the pandemic. Longer term, the company has been migrating more of its clients to a Software as a Service (“SaaS”) model that provides recurring revenues. While these SaaS revenues have continued to grow at a rapid clip, the company’s fourth quarter results fell short of investors’ high expectations. As a result, the stock gave back some of its 2020 outperformance, and was a detractor for the first performance period. A lack of exposure to benchmark constituent RH, a leading luxury retailer in the home furnishings market, which was up over 50% within the benchmark for the first performance period, was the third largest relative detractor.

(continued)

Ohio National Fund, Inc.	ON AB Small Cap Portfolio (Unaudited) (Continued)
An overweight allocation to non-benchmark name LPL Financial Holdings, Inc. was the top relative contributor for the first performance period. This investment advisory company provides a full-service, technology-enabled platform that helps independent financial professionals serve their clients. It is also exploring new lending solutions that may benefit from higher long-term interest rates. The stock rose as the company exceeded its revenue and earnings growth targets, aided by strong asset growth. An overweight to The Lovesac Co., an omnichannel retailer that sells modular furniture, both online and through high-volume, mall-based showrooms and pop-up stores, was another top contributor. The company reported strong revenue and earnings performance, fueled by consumers’ willingness to spend money during the pandemic to make their at-home experiences more enjoyable. Optimism around the vaccines supported the stock, raising hopes for improved customer traffic at its showrooms and pop-up stores. An overweight to non-benchmark name GW Pharmaceuticals PLC - ADR, a developer of cannabinoid-based prescription medications that include epilepsy treatment Epidiolex, was another top contributor. The stock soared higher on news that the company will be acquired for a premium by Jazz Pharmaceuticals PLC.
AB:  For the latter performance period, Trupanion, Inc., a leading provider of pet insurance was the top relative contributor. Shares responded favorably to the company’s annual letter, which described how the company intends to achieve its goal of at least 25% growth in revenues and intrinsic value over the next five years. These goals are well ahead of current Wall Street expectations. Intellia Therapeutics, Inc., a biotech company using its proprietary gene editing platform to develop treatments for patients with genetic-based diseases, contributed after its lead asset reported strong phase one results. FIGS, Inc. Class A (“FIGS”), a leading maker of apparel for medical professionals, was the third largest contributor. With only 2% market share, the company has significant runway for growth as it disrupts a category with limited product innovation and a dysfunctional distribution system. FIGS shares traded well following the pricing of its IPO and received a second boost after analysts initiated coverage with target prices well above where shares were trading at the time.
AMC Entertainment Holdings, Inc., a benchmark constituent not held in the Portfolio, detracted significantly from relative performance after retail investors continued to drive shares higher, despite challenged company and industry fundamentals. Saia Inc., a trucking transportation company, detracted from relative performance as investors grew concerned about the potentially slowing pace of economic recovery, weighing on shares. SelectQuote Inc., an insurance company, detracted from relative performance after the company reported results that beat revenue expectations, but missed on earnings. The company's management also lowered full-year guidance for net-income and adjusted earnings before income, taxes, depreciation and amortization (“EBITDA”). (1)
Q.  How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?
A.  Janus:   The Portfolio did not hold any derivatives during the first performance period. It participated in ten IPOs during the first performance period that, in aggregate, contributed 27 basis points to absolute return. Treace Medical Concepts, Inc. led the way with 21 basis points of contribution.
AB:  During the latter performance period, there was no performance impact from derivatives. Two IPOs contributed 22 basis points to relative return, driven mostly by FIGS, which contributed 20 basis points. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2021.
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The Portfolio's benchmark was changed from Russell 2000® Growth Index to Russell 2000® Index, effective May 1, 2021. The change in benchmark was made because the Russell 2000® Index better reflects the style of the strategy utilized by the current sub-adviser.
The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index includes the 2,000 firms from the Russell 3000® Index with the smallest market capitalizations. The Russell 3000® Index represents 98% of the investable U.S. equity market.
The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes the Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. The index presented includes the effects of reinvested dividends.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

(continued)

Ohio National Fund, Inc.	ON AB Small Cap Portfolio (Unaudited) (Continued)
Portfolio Composition as of June 30, 2021 (1)
% of Net Assets
Common Stocks (4)	98.5
Exchange Traded Funds	0.5
Money Market Funds Less Net Liabilities	1.0
100.0
Top 10 Portfolio Holdings as of June 30, 2021 (1) (2) (3)
		% of Net Assets
1.	Trupanion, Inc.	1.0
2.	Saia, Inc.	1.0
3.	John Bean Technologies Corp.	0.9
4.	Matador Resources Co.	0.9
5.	Chart Industries, Inc.	0.8
6.	Lattice Semiconductor Corp.	0.8
7.	Texas Roadhouse, Inc.	0.8
8.	Synaptics, Inc.	0.8
9.	LHC Group, Inc.	0.8
10.	SiteOne Landscape Supply, Inc.	0.8

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	19.5
Health Care	18.3
Industrials	16.7
Consumer Discretionary	15.7
Financials	12.4
Real Estate	4.5
Materials	3.5
Consumer Staples	3.4
Energy	3.0
Utilities	0.8
Communication Services	0.7
98.5

Ohio National Fund, Inc.	ON AB Small Cap Portfolio
Schedule of Investments	June 30, 2021 (Unaudited)
Common Stocks–98.5%		Shares	Value
Communication Services–0.7%
AMC Networks, Inc. Class A (Media)	(a)	3,530	$ 235,804
Cogent Communications Holdings, Inc. (Diversified Telecom. Svs.)		3,530	271,422
EW Scripps Co. / The Class A (Media)		8,220	167,606
Meredith Corp. (Media)	(a)	5,710	248,042
Shenandoah Telecommunications Co. (Wireless Telecom. Svs.)		4,140	200,831
TechTarget, Inc. (Media)	(a)	2,320	179,777
			1,303,482
Consumer Discretionary–15.7%
Abercrombie & Fitch Co. Class A (Specialty Retail)	(a)	5,210	241,900
American Axle & Manufacturing Holdings, Inc. (Auto Components)	(a)	19,150	198,203
Asbury Automotive Group, Inc. (Specialty Retail)	(a)	1,700	291,329
Bed Bath & Beyond, Inc. (Specialty Retail)	(a)	8,785	292,453
Big Lots, Inc. (Multiline Retail)		2,840	187,468
Bloomin' Brands, Inc. (Hotels, Restaurants & Leisure)	(a)	6,750	183,195
Boot Barn Holdings, Inc. (Specialty Retail)	(a)	2,520	211,806
Brinker International, Inc. (Hotels, Restaurants & Leisure)	(a)	3,970	245,544
Buckle, Inc. / The (Specialty Retail)		4,240	210,940
Cavco Industries, Inc. (Household Durables)	(a)	850	188,862
Century Communities, Inc. (Household Durables)		2,400	159,696
Cheesecake Factory, Inc. / The (Hotels, Restaurants & Leisure)	(a)	3,690	199,924
Children's Place, Inc. / The (Specialty Retail)	(a)	2,270	211,246
Core-Mark Holding Co., Inc. (Distributors)		4,180	188,142
Dave & Buster's Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	3,890	157,934
Designer Brands, Inc. Class A (Specialty Retail)	(a)	10,040	166,162
Dine Brands Global, Inc. (Hotels, Restaurants & Leisure)	(a)	1,840	164,220
Dorman Products, Inc. (Auto Components)	(a)	2,510	260,212
Fisker, Inc. (Automobiles)	(a)	24,150	465,612
Five Below, Inc. (Specialty Retail)	(a)	4,490	867,782
Floor & Decor Holdings, Inc. Class A (Specialty Retail)	(a)	10,600	1,120,420
Fox Factory Holding Corp. (Auto Components)	(a)	8,170	1,271,742
GameStop Corp. Class A (Specialty Retail)	(a)	4,710	1,008,599
Gentherm, Inc. (Auto Components)	(a)	2,750	195,388
G-III Apparel Group Ltd. (Textiles, Apparel & Luxury Goods)	(a)	5,470	179,744
Group 1 Automotive, Inc. (Specialty Retail)		1,410	217,746
Guess?, Inc. (Specialty Retail)		6,570	173,448
Haverty Furniture Cos., Inc. (Specialty Retail)		3,820	163,343
Hayward Holdings, Inc. (Leisure Products)	(a)	40,880	1,063,698
Hibbett, Inc. (Specialty Retail)		2,240	200,771
Hilton Grand Vacations, Inc. (Hotels, Restaurants & Leisure)	(a)	19,360	801,310
Installed Building Products, Inc. (Household Durables)		10,300	1,260,308
iRobot Corp. (Household Durables)	(a)	2,450	228,806
Kontoor Brands, Inc. (Textiles, Apparel & Luxury Goods)		3,960	223,384
LCI Industries (Auto Components)		2,180	286,496
LGI Homes, Inc. (Household Durables)	(a)	1,930	312,544
Lithia Motors, Inc. Class A (Specialty Retail)		3,360	1,154,630
Lovesac Co. / The (Household Durables)	(a)	11,093	885,110
M.D.C. Holdings, Inc. (Household Durables)		4,850	245,410
M/I Homes, Inc. (Household Durables)	(a)	2,550	149,609
Macy's, Inc. (Multiline Retail)	(a)	26,800	508,128
Common Stocks (Continued)		Shares	Value
Consumer Discretionary (continued)
MarineMax, Inc. (Specialty Retail)	(a)	3,640	$ 177,414
Meritage Homes Corp. (Household Durables)	(a)	3,170	298,234
Monarch Casino & Resort, Inc. (Hotels, Restaurants & Leisure)	(a)	2,358	156,029
Monro, Inc. (Specialty Retail)		2,770	175,923
National Vision Holdings, Inc. (Specialty Retail)	(a)	10,380	530,729
ODP Corp. / The (Specialty Retail)	(a)	4,400	211,244
Patrick Industries, Inc. (Auto Components)		1,980	144,540
Planet Fitness, Inc. Class A (Hotels, Restaurants & Leisure)	(a)	9,200	692,300
RealReal, Inc. / The (Internet & Direct Marketing Retail)	(a)	33,320	658,403
Rent-A-Center, Inc. (Specialty Retail)		4,917	260,945
Sally Beauty Holdings, Inc. (Specialty Retail)	(a)	9,740	214,962
Shake Shack, Inc. Class A (Hotels, Restaurants & Leisure)	(a)	3,100	331,762
Shutterstock, Inc. (Internet & Direct Marketing Retail)		2,040	200,267
Signet Jewelers Ltd. (Specialty Retail)	(a)	4,460	360,323
Skyline Champion Corp. (Household Durables)	(a)	19,660	1,047,878
Sleep Number Corp. (Specialty Retail)	(a)	12,030	1,322,698
Sonic Automotive, Inc. Class A (Specialty Retail)		3,600	161,064
Stamps.com, Inc. (Internet & Direct Marketing Retail)	(a)	1,560	312,452
Steven Madden Ltd. (Textiles, Apparel & Luxury Goods)		6,550	286,628
Sturm Ruger & Co., Inc. (Leisure Products)		2,740	246,545
Texas Roadhouse, Inc. (Hotels, Restaurants & Leisure)		15,060	1,448,772
Tupperware Brands Corp. (Household Durables)	(a)	7,290	173,138
Vista Outdoor, Inc. (Leisure Products)	(a)	5,450	252,226
Wingstop, Inc. (Hotels, Restaurants & Leisure)		6,560	1,034,053
Winnebago Industries, Inc. (Automobiles)		2,890	196,404
Wolverine World Wide, Inc. (Textiles, Apparel & Luxury Goods)		7,240	243,554
			27,881,751
Consumer Staples–3.4%
B&G Foods, Inc. (Food Products)		6,090	199,752
Calavo Growers, Inc. (Food Products)		2,270	143,963
Cal-Maine Foods, Inc. (Food Products)		4,760	172,360
Celsius Holdings, Inc. (Beverages)	(a)	3,100	235,879
Central Garden & Pet Co. Class A (Household Products)	(a)	3,610	174,363
Chefs' Warehouse, Inc. / The (Food & Staples Retailing)	(a)	20,110	640,101
Coca-Cola Consolidated, Inc. (Beverages)		610	245,299
Edgewell Personal Care Co. (Personal Products)		4,650	204,135
Fresh Del Monte Produce, Inc. (Food Products)		6,300	207,144
Freshpet, Inc. (Food Products)	(a)	6,900	1,124,424
Honest Co., Inc. / The (Personal Products)	(a)	7,090	114,787
Inter Parfums, Inc. (Personal Products)		2,410	173,520
J & J Snack Foods Corp. (Food Products)		1,300	226,733
Medifast, Inc. (Personal Products)		1,020	288,640
National Beverage Corp. (Beverages)		3,660	172,862
PriceSmart, Inc. (Food & Staples Retailing)		1,960	178,380
Simply Good Foods Co. / The (Food Products)	(a)	7,200	262,872
United Natural Foods, Inc. (Food & Staples Retailing)	(a)	4,820	178,244
USANA Health Sciences, Inc. (Personal Products)	(a)	1,970	201,787
Vector Group Ltd. (Tobacco)		13,620	192,587

(continued)

Ohio National Fund, Inc.	ON AB Small Cap Portfolio (Continued)
Schedule of Investments	June 30, 2021 (Unaudited)
Common Stocks (Continued)		Shares	Value
Consumer Staples (continued)
Vital Farms, Inc. (Food Products)	(a)	20,500	$ 409,180
WD-40 Co. (Household Products)		1,140	292,170
			6,039,182
Energy–3.0%
Archrock, Inc. (Energy Equip. & Svs.)		19,030	169,557
Callon Petroleum Co. (Oil, Gas & Consumable Fuels)	(a)	4,750	274,028
Core Laboratories N.V. (Energy Equip. & Svs.)		6,310	245,775
Dril-Quip, Inc. (Energy Equip. & Svs.)	(a)	5,800	196,214
Green Plains, Inc. (Oil, Gas & Consumable Fuels)	(a)	5,960	200,375
Helmerich & Payne, Inc. (Energy Equip. & Svs.)		9,010	293,996
Matador Resources Co. (Oil, Gas & Consumable Fuels)		41,780	1,504,498
Oceaneering International, Inc. (Energy Equip. & Svs.)	(a)	11,190	174,228
Patterson-UTI Energy, Inc. (Energy Equip. & Svs.)		26,290	261,323
PBF Energy, Inc. Class A (Oil, Gas & Consumable Fuels)	(a)	12,530	191,709
PDC Energy, Inc. (Oil, Gas & Consumable Fuels)		8,760	401,120
Range Resources Corp. (Oil, Gas & Consumable Fuels)	(a)	21,720	364,027
Renewable Energy Group, Inc. (Oil, Gas & Consumable Fuels)	(a)	3,840	239,386
RPC, Inc. (Energy Equip. & Svs.)	(a)	36,570	181,022
SM Energy Co. (Oil, Gas & Consumable Fuels)		11,250	277,087
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)	(a)	54,100	306,747
			5,281,092
Financials–12.4%
American Equity Investment Life Holding Co. (Insurance)		7,460	241,107
Ameris Bancorp (Banks)		5,910	299,223
Apollo Commercial Real Estate Finance, Inc. (Mortgage REIT)		11,680	186,296
Assured Guaranty Ltd. (Insurance)		6,640	315,267
Axos Financial, Inc. (Thrifts & Mortgage Finance)	(a)	4,330	200,869
B Riley Financial, Inc. (Capital Markets)		2,490	187,995
BancFirst Corp. (Banks)		2,560	159,821
Bancorp, Inc. / The (Banks)	(a)	7,170	164,982
BankUnited, Inc. (Banks)		8,010	341,947
Banner Corp. (Banks)		3,130	169,677
Berkshire Hills Bancorp, Inc. (Banks)		8,010	219,554
Brightsphere Investment Group, Inc. (Capital Markets)		7,890	184,863
Brookline Bancorp, Inc. (Banks)		11,040	165,048
Cadence BanCorp (Banks)		10,380	216,734
Capitol Federal Financial, Inc. (Thrifts & Mortgage Finance)		13,750	161,975
Columbia Banking System, Inc. (Banks)		6,120	235,987
Community Bank System, Inc. (Banks)		4,580	346,477
Customers Bancorp, Inc. (Banks)	(a)	5,150	200,799
CVB Financial Corp. (Banks)		10,890	224,225
Dime Community Bancshares, Inc. (Banks)		5,370	180,539
Eagle Bancorp, Inc. (Banks)		3,330	186,746
eHealth, Inc. (Insurance)	(a)	2,510	146,584
Employers Holdings, Inc. (Insurance)		4,390	187,892
Encore Capital Group, Inc. (Consumer Finance)	(a)	4,520	214,203
Enova International, Inc. (Consumer Finance)	(a)	5,190	177,550
FB Financial Corp. (Banks)		4,240	158,237
First BanCorp (Banks)		18,380	219,090
First Commonwealth Financial Corp. (Banks)		12,260	172,498
First Financial Bancorp (Banks)		7,980	188,567
First Financial Bankshares, Inc. (Banks)		26,280	1,291,136
Common Stocks (Continued)		Shares	Value
Financials (continued)
First Hawaiian, Inc. (Banks)		11,000	$ 311,740
First Midwest Bancorp, Inc. (Banks)		10,170	201,671
Flagstar Bancorp, Inc. (Thrifts & Mortgage Finance)		4,200	177,534
Genworth Financial, Inc. Class A (Insurance)	(a)	41,820	163,098
Great Western Bancorp, Inc. (Banks)		5,380	176,410
Green Dot Corp. Class A (Consumer Finance)	(a)	4,660	218,321
Hilltop Holdings, Inc. (Banks)		5,550	202,020
Hope Bancorp, Inc. (Banks)		11,840	167,891
Houlihan Lokey, Inc. (Capital Markets)		12,710	1,039,551
Independent Bank Corp. (Banks)		2,820	212,910
Independent Bank Group, Inc. (Banks)		3,060	226,379
Investors Bancorp, Inc. (Banks)		19,420	276,929
KKR Real Estate Finance Trust, Inc. (Mortgage REIT)		8,420	182,125
Live Oak Bancshares, Inc. (Banks)		13,740	810,660
Meta Financial Group, Inc. (Thrifts & Mortgage Finance)		3,610	182,774
Mr. Cooper Group, Inc. (Thrifts & Mortgage Finance)	(a)	6,180	204,311
National Bank Holdings Corp. Class A (Banks)		4,450	167,943
NBT Bancorp, Inc. (Banks)		4,690	168,699
New York Mortgage Trust, Inc. (Mortgage REIT)		38,720	173,078
NMI Holdings, Inc. Class A (Thrifts & Mortgage Finance)	(a)	7,570	170,174
Northwest Bancshares, Inc. (Thrifts & Mortgage Finance)		12,660	172,682
Old National Bancorp (Banks)		14,100	248,301
Pacific Premier Bancorp, Inc. (Banks)		8,070	341,280
Palomar Holdings, Inc. (Insurance)	(a)	2,530	190,914
Park National Corp. (Banks)		1,420	166,736
PennyMac Mortgage Investment Trust (Mortgage REIT)		8,860	186,592
Piper Sandler Cos. (Capital Markets)		1,530	198,227
PRA Group, Inc. (Consumer Finance)	(a)	4,720	181,578
ProAssurance Corp. (Insurance)		7,110	161,753
Provident Financial Services, Inc. (Thrifts & Mortgage Finance)		7,540	172,591
Redwood Trust, Inc. (Mortgage REIT)		16,000	193,120
Renasant Corp. (Banks)		4,640	185,600
S&T Bancorp, Inc. (Banks)		5,390	168,707
Safety Insurance Group, Inc. (Insurance)		2,170	169,868
Seacoast Banking Corp. of Florida (Banks)		4,890	166,994
SelectQuote, Inc. (Insurance)	(a)	25,968	500,144
ServisFirst Bancshares, Inc. (Banks)		3,930	267,161
Simmons First National Corp. Class A (Banks)		9,350	274,329
SiriusPoint Ltd. (Insurance)	(a)	16,800	169,176
Southside Bancshares, Inc. (Banks)		4,430	169,359
Stewart Information Services Corp. (Insurance)		3,030	171,771
Stifel Financial Corp. (Capital Markets)		16,840	1,092,242
StoneX Group, Inc. (Capital Markets)	(a)	2,800	169,876
Trean Insurance Group, Inc. (Insurance)	(a)	16,830	253,796
Triumph Bancorp, Inc. (Banks)	(a)	2,360	175,244
Trupanion, Inc. (Insurance)	(a)	15,460	1,779,446
Two Harbors Investment Corp. (Mortgage REIT)		22,520	170,251
United Community Banks, Inc. (Banks)		7,600	243,276
Veritex Holdings, Inc. (Banks)		5,260	186,257
Virtus Investment Partners, Inc. (Capital Markets)		650	180,551
Walker & Dunlop, Inc. (Thrifts & Mortgage Finance)		2,560	267,213
WSFS Financial Corp. (Thrifts & Mortgage Finance)		4,170	194,280
			21,949,421

(continued)

Ohio National Fund, Inc.	ON AB Small Cap Portfolio (Continued)
Schedule of Investments	June 30, 2021 (Unaudited)
Common Stocks (Continued)		Shares	Value
Health Care–18.3%
ADC Therapeutics SA (Biotechnology)	(a)	16,580	$ 403,723
Addus HomeCare Corp. (Health Care Providers & Svs.)	(a)	1,680	146,563
Allakos, Inc. (Biotechnology)	(a)	5,130	437,948
Allogene Therapeutics, Inc. (Biotechnology)	(a)	16,819	438,640
Allovir, Inc. (Biotechnology)	(a)	12,660	249,908
Allscripts Healthcare Solutions, Inc. (Health Care Technology)	(a)	11,420	211,384
AMN Healthcare Services, Inc. (Health Care Providers & Svs.)	(a)	4,030	390,829
Annexon, Inc. (Biotechnology)	(a)	15,120	340,351
Apollo Medical Holdings, Inc. (Health Care Providers & Svs.)	(a)	3,898	244,833
Ascendis Pharma A/S – ADR (Biotechnology)	(a)	3,117	410,041
AtriCure, Inc. (Health Care Equip. & Supplies)	(a)	14,360	1,139,179
Avanos Medical, Inc. (Health Care Equip. & Supplies)	(a)	4,106	149,335
Beyondspring, Inc. (Biotechnology)	(a)	29,600	309,024
Biohaven Pharmaceutical Holding Co. Ltd. (Biotechnology)	(a)	7,400	718,392
Bioxcel Therapeutics, Inc. (Biotechnology)	(a)	8,950	260,087
Blueprint Medicines Corp. (Biotechnology)	(a)	7,510	660,580
Cardiovascular Systems, Inc. (Health Care Equip. & Supplies)	(a)	4,410	188,087
Certara, Inc. (Health Care Technology)	(a)	22,730	643,941
Coherus Biosciences, Inc. (Biotechnology)	(a)	23,670	327,356
Community Health Systems, Inc. (Health Care Providers & Svs.)	(a)	15,940	246,114
CONMED Corp. (Health Care Equip. & Supplies)		2,520	346,324
Corcept Therapeutics, Inc. (Pharmaceuticals)	(a)	9,360	205,920
CorVel Corp. (Health Care Providers & Svs.)	(a)	1,520	204,136
Covetrus, Inc. (Health Care Providers & Svs.)	(a)	8,680	234,360
Eagle Pharmaceuticals, Inc. (Biotechnology)	(a)	4,357	186,480
Eargo, Inc. (Health Care Equip. & Supplies)	(a)	13,744	548,523
Endo International PLC (Pharmaceuticals)	(a)	31,010	145,127
Ensign Group, Inc. / The (Health Care Providers & Svs.)		4,350	377,014
FIGS, Inc. Class A (Health Care Equip. & Supplies)	(a)	16,031	803,153
Fulgent Genetics, Inc. (Health Care Providers & Svs.)	(a)	2,310	213,051
Glaukos Corp. (Health Care Equip. & Supplies)	(a)	3,959	335,842
Health Catalyst, Inc. (Health Care Technology)	(a)	19,670	1,091,882
Heska Corp. (Health Care Equip. & Supplies)	(a)	969	222,608
Inari Medical, Inc. (Health Care Equip. & Supplies)	(a)	11,650	1,086,712
Inogen, Inc. (Health Care Equip. & Supplies)	(a)	2,720	177,262
Insmed, Inc. (Biotechnology)	(a)	18,259	519,651
Instil Bio, Inc. (Biotechnology)	(a)	20,610	398,185
Integer Holdings Corp. (Health Care Equip. & Supplies)	(a)	2,840	267,528
Intellia Therapeutics, Inc. (Biotechnology)	(a)	6,570	1,063,749
iTeos Therapeutics, Inc. (Biotechnology)	(a)	13,230	339,349
Lantheus Holdings, Inc. (Health Care Equip. & Supplies)	(a)	7,500	207,300
Legend Biotech Corp. – ADR (Biotechnology)	(a)	10,060	412,963
LHC Group, Inc. (Health Care Providers & Svs.)	(a)	6,790	1,359,765
Luminex Corp. (Life Sciences Tools & Svs.)		4,840	178,112
Magellan Health, Inc. (Health Care Providers & Svs.)	(a)	1,890	178,038
MEDNAX, Inc. (Health Care Providers & Svs.)	(a)	7,430	224,015
Merit Medical Systems, Inc. (Health Care Equip. & Supplies)	(a)	4,190	270,925
Mesa Laboratories, Inc. (Health Care Equip. & Supplies)		710	192,531
ModivCare, Inc. (Health Care Providers & Svs.)	(a)	1,273	216,499
Myriad Genetics, Inc. (Biotechnology)	(a)	6,470	197,853
Common Stocks (Continued)		Shares	Value
Health Care (continued)
NeoGenomics, Inc. (Life Sciences Tools & Svs.)	(a)	10,157	$ 458,792
NextGen Healthcare, Inc. (Health Care Technology)	(a)	9,710	161,089
Omnicell, Inc. (Health Care Technology)	(a)	3,680	557,336
Organogenesis Holdings, Inc. (Biotechnology)	(a)	14,662	243,682
Outset Medical, Inc. (Health Care Equip. & Supplies)	(a)	14,370	718,213
Owens & Minor, Inc. (Health Care Providers & Svs.)		6,400	270,912
Pacira BioSciences, Inc. (Pharmaceuticals)	(a)	3,660	222,089
Praxis Precision Medicines, Inc. (Biotechnology)	(a)	14,460	264,329
Prestige Consumer Healthcare, Inc. (Pharmaceuticals)	(a)	4,080	212,568
RadNet, Inc. (Health Care Providers & Svs.)	(a)	7,950	267,835
Recursion Pharmaceuticals, Inc. Class A (Biotechnology)	(a)	12,690	463,185
REGENXBIO, Inc. (Biotechnology)	(a)	5,120	198,912
Relay Therapeutics, Inc. (Biotechnology)	(a)	11,610	424,810
Repligen Corp. (Life Sciences Tools & Svs.)	(a)	4,710	940,210
Revance Therapeutics, Inc. (Pharmaceuticals)	(a)	16,130	478,093
Select Medical Holdings Corp. (Health Care Providers & Svs.)		9,420	398,089
Silk Road Medical, Inc. (Health Care Equip. & Supplies)	(a)	12,060	577,192
Simulations Plus, Inc. (Health Care Technology)		2,810	154,297
Supernus Pharmaceuticals, Inc. (Pharmaceuticals)	(a)	5,840	179,814
Surmodics, Inc. (Health Care Equip. & Supplies)	(a)	3,320	180,110
Tivity Health, Inc. (Health Care Providers & Svs.)	(a)	7,350	193,379
Treace Medical Concepts, Inc. (Health Care Equip. & Supplies)	(a)	17,453	545,581
Turning Point Therapeutics, Inc. (Biotechnology)	(a)	7,210	562,524
Twist Bioscience Corp. (Biotechnology)	(a)	7,870	1,048,677
U.S. Physical Therapy, Inc. (Health Care Providers & Svs.)		1,580	183,075
Ultragenyx Pharmaceutical, Inc. (Biotechnology)	(a)	6,420	612,147
Vericel Corp. (Biotechnology)	(a)	3,990	209,475
Vir Biotechnology, Inc. (Biotechnology)	(a)	11,260	532,373
Xencor, Inc. (Biotechnology)	(a)	5,010	172,795
Y-mAbs Therapeutics, Inc. (Biotechnology)	(a)	12,540	423,852
Zentalis Pharmaceuticals, Inc. (Biotechnology)	(a)	8,560	455,392
			32,431,999
Industrials–16.7%
AAON, Inc. (Building Products)		3,530	220,943
AAR Corp. (Aerospace & Defense)	(a)	4,420	171,275
ABM Industries, Inc. (Commercial Svs. & Supplies)		5,880	260,778
ACV Auctions, Inc. Class A (Commercial Svs. & Supplies)	(a)	19,610	502,604
Aerojet Rocketdyne Holdings, Inc. (Aerospace & Defense)		6,090	294,086
AeroVironment, Inc. (Aerospace & Defense)	(a)	1,930	193,289
Alamo Group, Inc. (Machinery)		1,130	172,528
Albany International Corp. Class A (Machinery)		2,590	231,183
Allegiant Travel Co. (Airlines)	(a)	1,130	219,220
American Woodmark Corp. (Building Products)	(a)	2,120	173,196
Applied Industrial Technologies, Inc. (Trading Companies & Distributors)		3,340	304,140

(continued)

Ohio National Fund, Inc.	ON AB Small Cap Portfolio (Continued)
Schedule of Investments	June 30, 2021 (Unaudited)
Common Stocks (Continued)		Shares	Value
Industrials (continued)
ArcBest Corp. (Road & Rail)		2,440	$ 141,984
Arcosa, Inc. (Construction & Engineering)		4,130	242,596
Atlas Air Worldwide Holdings, Inc. (Air Freight & Logistics)	(a)	2,620	178,448
Axon Enterprise, Inc. (Aerospace & Defense)	(a)	5,390	952,952
AZEK Co., Inc. / The (Building Products)	(a)	22,150	940,489
AZZ, Inc. (Electrical Equip.)		3,380	175,016
Barnes Group, Inc. (Machinery)		3,920	200,900
Boise Cascade Co. (Trading Companies & Distributors)		3,460	201,891
Brady Corp. Class A (Commercial Svs. & Supplies)		4,230	237,049
Chart Industries, Inc. (Machinery)	(a)	10,050	1,470,516
Comfort Systems, U.S.A., Inc. (Construction & Engineering)		3,020	237,946
CoreCivic, Inc. (Commercial Svs. & Supplies)	(a)	16,450	172,231
Deluxe Corp. (Commercial Svs. & Supplies)		4,040	192,991
Driven Brands Holdings, Inc. (Commercial Svs. & Supplies)	(a)	35,960	1,111,883
Encore Wire Corp. (Electrical Equip.)		2,380	180,380
Enerpac Tool Group Corp. (Machinery)		6,680	177,822
EnPro Industries, Inc. (Machinery)		2,070	201,100
ESCO Technologies, Inc. (Machinery)		2,290	214,825
Exponent, Inc. (Professional Svs.)		4,430	395,200
Federal Signal Corp. (Machinery)		5,150	207,184
Forward Air Corp. (Air Freight & Logistics)		2,420	217,195
Franklin Electric Co., Inc. (Machinery)		3,280	264,434
Gibraltar Industries, Inc. (Building Products)	(a)	2,710	206,800
GMS, Inc. (Trading Companies & Distributors)	(a)	4,070	195,930
Granite Construction, Inc. (Construction & Engineering)		4,660	193,530
Greenbrier Cos., Inc. / The (Machinery)		3,760	163,861
Griffon Corp. (Building Products)		6,550	167,877
Harsco Corp. (Commercial Svs. & Supplies)	(a)	9,910	202,362
Heartland Express, Inc. (Road & Rail)		9,560	163,763
Hillenbrand, Inc. (Machinery)		6,520	287,402
HNI Corp. (Commercial Svs. & Supplies)		4,200	184,674
Hub Group, Inc. Class A (Air Freight & Logistics)	(a)	2,970	195,961
Hydrofarm Holdings Group, Inc. (Machinery)	(a)	14,214	840,190
ITT, Inc. (Machinery)		11,028	1,010,055
John Bean Technologies Corp. (Machinery)		11,680	1,665,802
Kaman Corp. (Aerospace & Defense)		3,330	167,832
Korn Ferry (Professional Svs.)		4,710	341,710
Lindsay Corp. (Machinery)		1,070	176,850
Lydall, Inc. (Machinery)	(a)	2,880	174,298
ManTech International Corp. Class A (Professional Svs.)		2,290	198,177
Matson, Inc. (Marine)		3,810	243,840
Matthews International Corp. Class A (Commercial Svs. & Supplies)		4,290	154,268
Meritor, Inc. (Machinery)	(a)	6,570	153,869
Middleby Corp. / The (Machinery)	(a)	6,260	1,084,608
Moog, Inc. Class A (Aerospace & Defense)		2,460	206,788
Mueller Industries, Inc. (Machinery)		4,750	205,722
MYR Group, Inc. (Construction & Engineering)	(a)	2,280	207,298
Pitney Bowes, Inc. (Commercial Svs. & Supplies)		23,790	208,638
Proto Labs, Inc. (Machinery)	(a)	2,380	218,484
Raven Industries, Inc. (Industrial Conglomerates)		4,370	252,804
Resideo Technologies, Inc. (Building Products)	(a)	12,440	373,200
Saia, Inc. (Road & Rail)	(a)	8,210	1,719,913
Shoals Technologies Group, Inc. Class A (Electrical Equip.)	(a)	21,880	776,740
Simpson Manufacturing Co., Inc. (Building Products)		11,410	1,260,120
SiteOne Landscape Supply, Inc. (Trading Companies & Distributors)	(a)	7,970	1,349,002
SkyWest, Inc. (Airlines)	(a)	4,290	184,770
Common Stocks (Continued)		Shares	Value
Industrials (continued)
SPX Corp. (Machinery)	(a)	3,807	$ 232,532
SPX FLOW, Inc. (Machinery)		3,740	243,998
Standex International Corp. (Machinery)		1,870	177,482
Tennant Co. (Machinery)		2,250	179,662
Tetra Tech, Inc. (Commercial Svs. & Supplies)		10,260	1,252,130
U.S. Ecology, Inc. (Commercial Svs. & Supplies)	(a)	4,190	157,209
UFP Industries, Inc. (Building Products)		5,290	393,259
UniFirst Corp. (Commercial Svs. & Supplies)		1,270	297,993
Vicor Corp. (Electrical Equip.)	(a)	1,930	204,078
Watts Water Technologies, Inc. Class A (Machinery)		2,280	332,675
			29,666,430
Information Technology–19.5%
3D Systems Corp. (Tech. Hardware, Storage & Periph.)	(a)	10,730	428,878
8x8, Inc. (Software)	(a)	9,319	258,695
ADTRAN, Inc. (Communications Equip.)		10,400	214,760
Advanced Energy Industries, Inc. (Electronic Equip., Instr. & Comp.)		3,220	362,926
Agilysys, Inc. (Software)	(a)	3,530	200,751
Alarm.com Holdings, Inc. (Software)	(a)	3,760	318,472
Allegro MicroSystems, Inc. (Semiconductors & Equip.)	(a)	33,060	915,762
Ambarella, Inc. (Semiconductors & Equip.)	(a)	7,122	759,419
Anaplan, Inc. (Software)	(a)	1,680	89,544
Axcelis Technologies, Inc. (Semiconductors & Equip.)	(a)	4,280	172,998
Badger Meter, Inc. (Electronic Equip., Instr. & Comp.)		2,470	242,356
BigCommerce Holdings, Inc. (IT Svs.)	(a)	14,980	972,502
Blackline, Inc. (Software)	(a)	8,800	979,176
Bottomline Technologies DE, Inc. (Software)	(a)	4,680	173,534
Cohu, Inc. (Semiconductors & Equip.)	(a)	4,440	163,348
CSG Systems International, Inc. (IT Svs.)		3,860	182,115
DigitalOcean Holdings, Inc. (IT Svs.)	(a)	13,460	748,241
Diodes, Inc. (Semiconductors & Equip.)	(a)	3,700	295,149
Duck Creek Technologies, Inc. (Software)	(a)	17,560	764,036
Ebix, Inc. (Software)		5,090	172,551
Everbridge, Inc. (Software)	(a)	6,327	860,978
EVERTEC, Inc. (IT Svs.)		5,340	233,091
ExlService Holdings, Inc. (IT Svs.)	(a)	2,890	307,091
Extreme Networks, Inc. (Communications Equip.)	(a)	15,620	174,319
Fabrinet (Electronic Equip., Instr. & Comp.)	(a)	3,110	298,156
FARO Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a)	2,340	181,982
FormFactor, Inc. (Semiconductors & Equip.)	(a)	6,810	248,293
Ichor Holdings Ltd. (Semiconductors & Equip.)	(a)	3,190	171,622
II-VI, Inc. (Electronic Equip., Instr. & Comp.)	(a)	14,870	1,079,413
Insight Enterprises, Inc. (Electronic Equip., Instr. & Comp.)	(a)	3,010	301,030
InterDigital, Inc. (Software)		2,560	186,957
Itron, Inc. (Electronic Equip., Instr. & Comp.)	(a)	3,750	374,925
Knowles Corp. (Electronic Equip., Instr. & Comp.)	(a)	8,500	167,790
Kulicke & Soffa Industries, Inc. (Semiconductors & Equip.)		5,310	324,972
Lattice Semiconductor Corp. (Semiconductors & Equip.)	(a)	25,980	1,459,556
Littelfuse, Inc. (Electronic Equip., Instr. & Comp.)		3,920	998,777
LivePerson, Inc. (Software)	(a)	5,529	349,654
MACOM Technology Solutions Holdings, Inc. (Semiconductors & Equip.)	(a)	14,880	953,510
Manhattan Associates, Inc. (Software)	(a)	8,420	1,219,553
MaxLinear, Inc. (Semiconductors & Equip.)	(a)	5,930	251,966
Methode Electronics, Inc. (Electronic Equip., Instr. & Comp.)		3,960	194,872

(continued)

Ohio National Fund, Inc.	ON AB Small Cap Portfolio (Continued)
Schedule of Investments	June 30, 2021 (Unaudited)
Common Stocks (Continued)		Shares	Value
Information Technology (continued)
MicroStrategy, Inc. Class A (Software)	(a)	650	$ 431,925
MKS Instruments, Inc. (Semiconductors & Equip.)		5,010	891,529
NETGEAR, Inc. (Communications Equip.)	(a)	4,780	183,170
Novanta, Inc. (Electronic Equip., Instr. & Comp.)	(a)	8,505	1,146,134
OneSpan, Inc. (Software)	(a)	6,630	169,330
Onto Innovation, Inc. (Semiconductors & Equip.)	(a)	4,150	303,116
OSI Systems, Inc. (Electronic Equip., Instr. & Comp.)	(a)	1,837	186,713
PC Connection, Inc. (Electronic Equip., Instr. & Comp.)		3,920	181,378
Perficient, Inc. (IT Svs.)	(a)	2,710	217,938
Plantronics, Inc. (Communications Equip.)	(a)	4,170	174,014
Plexus Corp. (Electronic Equip., Instr. & Comp.)	(a)	2,500	228,525
Power Integrations, Inc. (Semiconductors & Equip.)		5,150	422,609
Progress Software Corp. (Software)		4,070	188,237
Rambus, Inc. (Semiconductors & Equip.)	(a)	9,360	221,926
Rapid7, Inc. (Software)	(a)	10,470	990,776
Rogers Corp. (Electronic Equip., Instr. & Comp.)	(a)	1,630	327,304
Sanmina Corp. (Electronic Equip., Instr. & Comp.)	(a)	5,660	220,514
Semtech Corp. (Semiconductors & Equip.)	(a)	17,450	1,200,560
Shift4 Payments, Inc. Class A (IT Svs.)	(a)	12,782	1,197,929
Silicon Laboratories, Inc. (Semiconductors & Equip.)	(a)	7,040	1,078,880
SMART Global Holdings, Inc. (Semiconductors & Equip.)	(a)	3,850	183,568
Smartsheet, Inc. Class A (Software)	(a)	13,160	951,731
SPS Commerce, Inc. (Software)	(a)	3,120	311,532
Sykes Enterprises, Inc. (IT Svs.)	(a)	4,050	217,485
Synaptics, Inc. (Semiconductors & Equip.)	(a)	9,200	1,431,336
TTEC Holdings, Inc. (IT Svs.)		1,750	180,408
TTM Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a)	11,850	169,455
Ultra Clean Holdings, Inc. (Semiconductors & Equip.)	(a)	3,830	205,748
Unisys Corp. (IT Svs.)	(a)	7,400	187,294
Varonis Systems, Inc. (Software)	(a)	21,210	1,222,120
Viavi Solutions, Inc. (Communications Equip.)	(a)	19,550	345,253
Vonage Holdings Corp. (Diversified Telecom. Svs.)	(a)	19,669	283,430
Xperi Holding Corp. (Software)		8,650	192,376
			34,597,963
Materials–3.5%
Allegheny Technologies, Inc. (Metals & Mining)	(a)	10,700	223,095
Arconic Corp. (Metals & Mining)	(a)	8,080	287,810
Balchem Corp. (Chemicals)		2,790	366,215
Carpenter Technology Corp. (Metals & Mining)		4,690	188,632
Domtar Corp. (Paper & Forest Products)	(a)	4,510	247,870
Element Solutions, Inc. (Chemicals)		47,630	1,113,590
Ferro Corp. (Chemicals)	(a)	10,670	230,152
GCP Applied Technologies, Inc. (Chemicals)	(a)	6,920	160,959
HB Fuller Co. (Chemicals)		4,520	287,517
Innospec, Inc. (Chemicals)		2,190	198,436
Kaiser Aluminum Corp. (Metals & Mining)		1,470	181,530
Kraton Corp. (Chemicals)	(a)	4,970	160,481
Livent Corp. (Chemicals)	(a)	12,820	248,195
Materion Corp. (Metals & Mining)		2,510	189,129
Mercer International, Inc. (Paper & Forest Products)		10,780	137,445
O-I Glass, Inc. (Containers & Packaging)	(a)	14,010	228,783
Quaker Chemical Corp. (Chemicals)		1,100	260,909
Common Stocks (Continued)		Shares	Value
Materials (continued)
Ranpak Holdings Corp. (Containers & Packaging)	(a)	39,490	$ 988,435
Schweitzer-Mauduit International, Inc. (Paper & Forest Products)		3,890	157,078
Stepan Co. (Chemicals)		1,770	212,878
Trinseo SA (Chemicals)		3,160	189,094
			6,258,233
Real Estate–4.5%
Acadia Realty Trust (Equity REIT)		8,510	186,880
Agree Realty Corp. (Equity REIT)		5,300	373,597
Alexander & Baldwin, Inc. (Equity REIT)		9,700	177,704
American Assets Trust, Inc. (Equity REIT)		5,070	189,060
Brandywine Realty Trust (Equity REIT)		14,450	198,109
CareTrust REIT, Inc. (Equity REIT)		8,080	187,698
Community Healthcare Trust, Inc. (Equity REIT)		3,490	165,635
DiamondRock Hospitality Co. (Equity REIT)	(a)	18,760	181,972
Easterly Government Properties, Inc. (Equity REIT)		8,296	174,880
Essential Properties Realty Trust, Inc. (Equity REIT)		9,500	256,880
Four Corners Property Trust, Inc. (Equity REIT)		6,770	186,920
Getty Realty Corp. (Equity REIT)		5,630	175,375
Independence Realty Trust, Inc. (Equity REIT)		10,550	192,326
Industrial Logistics Properties Trust (Equity REIT)		7,170	187,424
Innovative Industrial Properties, Inc. (Equity REIT)		2,040	389,681
iStar, Inc. (Equity REIT)		8,500	176,205
Kite Realty Group Trust (Equity REIT)		8,540	187,965
Lexington Realty Trust (Equity REIT)		23,230	277,598
LTC Properties, Inc. (Equity REIT)		4,180	160,470
Mack-Cali Realty Corp. (Equity REIT)		10,860	186,249
Marcus & Millichap, Inc. (Real Estate Mgmt. & Development)	(a)	5,030	195,516
NexPoint Residential Trust, Inc. (Equity REIT)		3,540	194,629
Office Properties Income Trust (Equity REIT)		6,400	187,584
QTS Realty Trust, Inc. Class A (Equity REIT)		14,170	1,095,341
Realogy Holdings Corp. (Real Estate Mgmt. & Development)	(a)	10,280	187,302
Retail Opportunity Investments Corp. (Equity REIT)		10,100	178,366
Retail Properties of America, Inc. Class A (Equity REIT)		18,180	208,161
Safehold, Inc. (Equity REIT)		2,510	197,035
Service Properties Trust (Equity REIT)		13,641	171,877
SITE Centers Corp. (Equity REIT)		14,460	217,768
St. Joe Co. / The (Real Estate Mgmt. & Development)		3,880	173,087
Tanger Factory Outlet Centers, Inc. (Equity REIT)		10,180	191,893
Uniti Group, Inc. (Equity REIT)		20,270	214,659
Washington Real Estate Investment Trust (Equity REIT)		7,650	175,950
Xenia Hotels & Resorts, Inc. (Equity REIT)	(a)	10,060	188,424
			7,990,220
Utilities–0.8%
American States Water Co. (Water Utilities)		3,140	249,818
Avista Corp. (Multi-Utilities)		5,790	247,059
California Water Service Group (Water Utilities)		4,230	234,934
Chesapeake Utilities Corp. (Gas Utilities)		1,500	180,495
Northwest Natural Holding Co. (Gas Utilities)		3,300	173,316
South Jersey Industries, Inc. (Gas Utilities)		8,620	223,517
			1,309,139
Total Common Stocks (Cost $165,833,305)			$174,708,912

(continued)

Ohio National Fund, Inc.	ON AB Small Cap Portfolio (Continued)
Schedule of Investments	June 30, 2021 (Unaudited)
Exchange Traded Funds–0.5%	Shares	Value
iShares Core S&P Small-Cap ETF	7,174	$ 810,519
Total Exchange Traded Funds (Cost $819,729)		$ 810,519

Money Market Funds–1.5%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 0.055%	(b)	2,697,782	$ 2,698,591
Total Money Market Funds (Cost $2,698,591)			$ 2,698,591
Total Investments – 100.5% (Cost $169,351,625)	(c)		$178,218,022
Liabilities in Excess of Other Assets – (0.5)%			(853,376)
Net Assets – 100.0%			$177,364,646
Percentages are stated as a percent of net assets.

Abbreviations:
ADR:	American Depositary Receipts

Footnotes:
(a)	Non-income producing security.
(b)	Rate represents the seven-day yield at June 30, 2021.
(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON AB Mid Cap Core Portfolio (Unaudited)
Objective/Strategy
The ON AB Mid Cap Core Portfolio (formerly the ON Janus Henderson Enterprise Portfolio) seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in equity securities of mid-capitalization companies with market capitalization at the time of investment that are within the range of market capitalizations of the companies constituting the Russell Midcap® Index.
Performance as of June 30, 2021
Average Annual returns
One year	43.77%
Five years	17.09%
Ten years	13.28%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.85% per the Fund’s prospectus dated May 1, 2021. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2021 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the six-month period ended June 30, 2021, the Portfolio returned 10.67% versus 16.25% for its benchmark, the Russell Midcap® Index.
Effective May 1, 2021, AllianceBernstein L.P. (“AB”) replaced the Portfolio’s previous sub-adviser, Janus Capital Management, LLC (“Janus”). In conjunction with the change in sub-adviser and investment strategy, the Portfolio’s primary benchmark was changed from the Russell Midcap® Growth Index to the Russell Midcap® Index. The change in benchmark was made because the Russell Midcap® Index better aligns with the Portfolio’s new investment strategy.
For the period from January 1, 2021 to April 30, 2021 (the “first performance period”), the Portfolio was subadvised by Janus and utilized the Russell Midcap® Growth Index as its benchmark. During the first four-month period, the Portfolio returned 9.79% versus 5.02% for the Russell Midcap® Growth Index.
For the period from May 1, 2021 to June 30, 2021, (the “latter performance period”), the Portfolio was subadvised by AB. During this period, the Portfolio returned 0.80% versus 2.29% for the Russell Midcap® Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  Janus:   One of the most notable trends of 2020 was the outperformance of a narrow group of high-valuation growth stocks, many of which were viewed as beneficiaries of the shift to virtual interactions during the pandemic. In many cases, we believed valuations on these stocks weren't supported by long-term fundamentals, and our more selective approach assisted our relative performance for the first performance period, as investors rotated away from high-valuation stocks. While progress on vaccine distribution contributed to this shift, we believe the major catalyst was the Georgia Senate run-off elections. These election results ended divided government and paved the way for $1.9 trillion in additional fiscal support measures. Expectations for more expansionary fiscal policy and higher nominal economic growth drove bond yields higher, reducing support for longer-duration assets and the most-expensive stocks. It also fueled increased demand for investments that may benefit from a more broad-based economic expansion. With this broadening of market performance, we saw increased investor appreciation for the type of disciplined, reasonably valued growth companies owned by the Portfolio. As a result, the Portfolio outperformed its benchmark for the first performance period.
AB:  Mid cap stocks benefited from rising investor confidence driven by economic reopening, strong company earnings growth, and supportive fiscal and monetary policy in the U.S. and other key global economies. While headline returns were positive in both months of the reporting period, under the surface markets exhibited historic style volatility. Value stocks outperformed their growth counterparts by a wide margin in May. This reversed in June, however, as concerns about rising inflation and the spread of the COVID-19 delta variant around the world caused uncertainty to increase. The sharp style reversal acted as a headwind to returns for the active component of the Portfolio. (1)
Q.  How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For stock selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?
A.  Janus:   For the first performance period, stock selection in Financials and Information Technology contributed the most to relative outperformance, aided by an underweight to Communication Services. Stock selection and an underweight to Health Care slightly detracted from relative performance, as did underweights to the Consumer Discretionary and Energy sectors.
AB:  During the period, security selection contributed to relative returns, while sector allocation detracted. From a security selection perspective, strong selection in Information Technology, Real Estate, and Health Care contributed to relative returns, while selection within Consumer Discretionary, Materials, and Industrials detracted. The Portfolio’s underweight to Utilities and Materials, and overweight to Information Technology contributed to relative returns, but was more than offset by the Portfolio’s underweight to Communication Services, Energy, and overweight to Consumer Discretionary, which detracted.(1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  Janus:   An overweight allocation to LPL Financial Holdings, Inc. was the top relative contributor for the first performance period. This investment advisory company provides a full-service, technology-enabled platform that helps independent financial professionals serve their clients. It is also exploring new lending solutions that may benefit from higher long-term interest rates. The stock rose as the company exceeded its revenue and earnings growth targets, aided by strong asset growth. Expectations for stronger nominal growth rates fueled gains for CarMax, Inc., a leading used car retailer in U.S and the second best relative performer. CarMax, Inc. has established a track record of margin share gains over the past few years, but its growth was limited by how quickly it could open stores. As consumers have become more comfortable buying and selling vehicles online, the company has been able to ramp up its growth trajectory. We believe it is well positioned to benefit from both stronger economic trends, increased consumer incomes and a return to normal levels of travel and economic

(continued)

Ohio National Fund, Inc.	ON AB Mid Cap Core Portfolio (Unaudited) (Continued)
activity. Lam Research Corp., held by the Portfolio but not the benchmark, supplies specialty equipment used to produce memory chips, one of the fastest-growing areas of the semiconductor market and was the third largest relative contributor. Semiconductor demand has accelerated, aided by rebounding global economic growth and powerful long-term trends around cloud computing, automation and the “Internet of Things”. Lam Research Corp. is also benefiting as technology companies invest in additional manufacturing capacity to safeguard their supply chains.
A lack of exposure to biopharmaceutical company Moderna, Inc. was the largest relative detractor for the first performance period, as the stock was a strong performer for the benchmark. Moderna, Inc.’s stock performance benefited as distribution of the company’s COVID-19 vaccine accelerated in early 2021, driving revenue growth. NICE Ltd - ADR (“NICE”) was a second notable detractor from relative performance, as the stock was negatively impacted by the rotation away from higher valuation growth stocks. NICE provides technology solutions for call centers and data security functions critical to virtual business interactions during the pandemic. Longer term, the company has been migrating more of its clients to a Software as a Service (“SaaS”) model that provides recurring revenues. While these SaaS revenues have continued to grow at a rapid clip, the company’s fourth quarter results fell short of investors’ high expectations. As a result, the stock gave back some of its 2020 outperformance, and was a detractor for the first performance period. The rotation away from growth stocks also affected the third largest detractor, Ritchie Bros. Auctioneers, Inc., a leading auctioneer of heavy construction and farm equipment. The company’s shift to online auctions supported revenue growth during the pandemic. The stock gave back some its 2020 gains in early 2021, however, as the company faced short-term headwinds from higher expenses and equipment shortages. Both NICE and Ritchie Bros. Auctioneers, Inc. were positions held by the Portfolio, but not the benchmark during the first performance period.
AB:  Intellia Therapeutics, Inc., a biotech company using its proprietary gene editing platform to develop treatments for patients with genetic-based diseases, contributed significantly to relative performance after its lead asset reported strong phase one results. Scientific Games Corp., a gaming company, contributed to relative returns after announcing a strategic review of its businesses and, ultimately, a divestiture of its lottery and sports betting businesses. The company plans to use the proceeds of the divestitures to pay down debt and reinvest in growth opportunities. Ares Management Corp. Class A, an asset management firm, contributed to relative returns after the company announced the acquisition of real estate company, Black Creek Group’s U.S.-focused property fund business. Investors believe that recent acquisition will help to spur an acceleration of growth.
Guardant Health, Inc., a biotechnology company, detracted significantly from relative returns as the shares declined after the company reported results that were largely in line with expectations, but reaffirmed fiscal year revenue guidance, disappointing some investors who had expected the company to raise guidance. SiteOne Landscape Supply, Inc., a distributor of landscape supplies, detracted from relative performance despite announcing very strong quarterly results, as investors took profits following a period of outperformance. TopBuild Corp., a residential insulation installation company, detracted from relative performance on concerns that labor and materials bottlenecks could impact the company’s growth prospects. (1)
Q.  How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?
A.  Janus:   The Portfolio did not hold any derivatives during the first performance period. It participated in four IPOs that, in aggregate, detracted 3 basis points from absolute return during the first performance period. Oscar Health, Inc. Class A detracted 11 basis points, while the other three IPOs modestly contributed.
AB:  During the latter performance period, there was one derivative position used to equitize cash, which had a de minimis impact on the Portfolio’s performance. The Portfolio participated in four IPOs, which contributed 26 basis points to relative return in aggregate, led by the Portfolio’s participation in Mister Car Wash, Inc. and LifeStance Health Group, Inc., which contributed 8 and 7 basis points to relative return, respectively. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2021.
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The Portfolio's benchmark was changed from Russell Midcap® Growth Index to Russell Midcap® Index, effective May 1, 2021. The change in benchmark was made because the Russell Midcap® Index better reflects the style of the strategy utilized by the current sub-adviser.
The Russell Midcap® Index measures the performance of the mid-cap segment of the US equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.
The Russell Midcap® Growth Index is a subset of the Russell Midcap® Index, which measures the performance of the 800 smallest companies in the Russell 1000® Index. The Russell Midcap® Growth Index measures the performance of those stocks of the Russell Midcap® Index with higher price-to-book ratios and higher relative forecasted growth rates. The index presented includes the effects of reinvested dividends.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

(continued)

Ohio National Fund, Inc.	ON AB Mid Cap Core Portfolio (Unaudited) (Continued)
Portfolio Composition as of June 30, 2021 (1)
% of Net Assets
Common Stocks (4)	99.2
Money Market Funds Less Net Liabilities	0.8
100.0
Top 10 Portfolio Holdings as of June 30, 2021 (1) (2) (3)
		% of Net Assets
1.	Cognex Corp.	0.7
2.	Entegris, Inc.	0.7
3.	Monolithic Power Systems, Inc.	0.7
4.	Pool Corp.	0.6
5.	Zendesk, Inc.	0.6
6.	Trex Co., Inc.	0.6
7.	Repligen Corp.	0.6
8.	Manhattan Associates, Inc.	0.6
9.	Fair Isaac Corp.	0.6
10.	10X Genomics, Inc. Class A	0.6

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	20.9
Industrials	16.8
Consumer Discretionary	16.5
Financials	12.3
Health Care	12.2
Real Estate	5.8
Materials	4.4
Consumer Staples	3.0
Energy	2.7
Utilities	2.3
Communication Services	2.3
99.2

Ohio National Fund, Inc.	ON AB Mid Cap Core Portfolio
Schedule of Investments	June 30, 2021 (Unaudited)
Common Stocks–99.2%		Shares	Value
Communication Services–2.3%
Altice U.S.A., Inc. Class A (Media)	(a)	2,100	$ 71,694
Criteo SA – ADR (Media)	(a)	6,640	300,327
Discovery, Inc. Class A (Media)	(a)	2,020	61,974
Discovery, Inc. Class C (Media)	(a)	2,360	68,393
Fox Corp. Class A (Media)		2,040	75,745
Interpublic Group of Cos., Inc. / The (Media)		2,400	77,976
Liberty Broadband Corp. Class A (Media)	(a)	480	80,722
Liberty Broadband Corp. Class C (Media)	(a)	660	114,616
Liberty Media Corp. - Liberty Formula One Class C (Entertainment)	(a)	1,625	78,341
Liberty Media Corp. - Liberty SiriusXM (Media)	(a)	1,690	78,720
Live Nation Entertainment, Inc. (Entertainment)	(a)	930	81,459
Match Group, Inc. (Interactive Media & Svs.)	(a)	920	148,350
Omnicom Group, Inc. (Media)		930	74,391
Pinterest, Inc. Class A (Interactive Media & Svs.)	(a)	1,640	129,478
Playtika Holding Corp. (Entertainment)	(a)	2,740	65,322
Roku, Inc. (Entertainment)	(a)	450	206,662
Sirius XM Holdings, Inc. (Media)		12,500	81,750
Spotify Technology SA (Entertainment)	(a)	550	151,574
Take-Two Interactive Software, Inc. (Entertainment)	(a)	470	83,199
Twitter, Inc. (Interactive Media & Svs.)	(a)	3,190	219,504
ViacomCBS, Inc. Class B (Media)		2,310	104,412
Vimeo, Inc. (Interactive Media & Svs.)	(a)	503	24,647
Zynga, Inc. Class A (Entertainment)	(a)	7,050	74,941
			2,454,197
Consumer Discretionary–16.5%
Advance Auto Parts, Inc. (Specialty Retail)		380	77,953
Aptiv PLC (Auto Components)	(a)	1,100	173,063
Aramark (Hotels, Restaurants & Leisure)		1,962	73,085
AutoZone, Inc. (Specialty Retail)	(a)	90	134,300
Best Buy Co., Inc. (Specialty Retail)		940	108,081
BorgWarner, Inc. (Auto Components)		1,570	76,208
Brunswick Corp. (Leisure Products)		2,480	247,058
Burlington Stores, Inc. (Specialty Retail)	(a)	264	85,005
Caesars Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	770	79,888
CarMax, Inc. (Specialty Retail)	(a)	671	86,660
Carnival Corp. (Hotels, Restaurants & Leisure)	(a)	2,730	71,963
Carter's, Inc. (Textiles, Apparel & Luxury Goods)		3,120	321,890
Carvana Co. (Specialty Retail)	(a)	270	81,491
Chegg, Inc. (Diversified Consumer Svs.)	(a)	5,610	466,247
Chipotle Mexican Grill, Inc. (Hotels, Restaurants & Leisure)	(a)	110	170,537
D.R. Horton, Inc. (Household Durables)		1,350	122,000
Dana, Inc. (Auto Components)		7,730	183,665
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)		530	77,375
Dine Brands Global, Inc. (Hotels, Restaurants & Leisure)	(a)	3,110	277,568
Dollar Tree, Inc. (Multiline Retail)	(a)	970	96,515
Domino's Pizza, Inc. (Hotels, Restaurants & Leisure)		180	83,968
DoorDash, Inc. Class A (Internet & Direct Marketing Retail)	(a)	430	76,682
DraftKings, Inc. Class A (Hotels, Restaurants & Leisure)	(a)	1,490	77,733
Etsy, Inc. (Internet & Direct Marketing Retail)	(a)	2,360	485,782
Expedia Group, Inc. (Hotels, Restaurants & Leisure)	(a)	570	93,315
Fisker, Inc. (Automobiles)	(a)	8,340	160,795
Five Below, Inc. (Specialty Retail)	(a)	3,110	601,070
Floor & Decor Holdings, Inc. Class A (Specialty Retail)	(a)	5,937	627,541
Foot Locker, Inc. (Specialty Retail)		4,130	254,532
frontdoor, Inc. (Diversified Consumer Svs.)	(a)	1,428	71,143
Gap, Inc. / The (Specialty Retail)		2,327	78,304
Garmin Ltd. (Household Durables)		610	88,230
Gentex Corp. (Auto Components)		2,170	71,805
Genuine Parts Co. (Distributors)		610	77,147
Goodyear Tire & Rubber Co. / The (Auto Components)	(a)	20,810	356,891
Hasbro, Inc. (Leisure Products)		770	72,780
Common Stocks (Continued)		Shares	Value
Consumer Discretionary (continued)
Hilton Grand Vacations, Inc. (Hotels, Restaurants & Leisure)	(a)	5,198	$ 215,145
Hilton Worldwide Holdings, Inc. (Hotels, Restaurants & Leisure)	(a)	1,120	135,094
Houghton Mifflin Harcourt Co. (Diversified Consumer Svs.)	(a)	15,470	170,789
Hyatt Hotels Corp. Class A (Hotels, Restaurants & Leisure)	(a)	930	72,205
KB Home (Household Durables)		7,170	291,962
Kontoor Brands, Inc. (Textiles, Apparel & Luxury Goods)		4,770	269,076
L Brands, Inc. (Specialty Retail)		1,160	83,590
Latham Group, Inc. (Leisure Products)	(a)	10,430	333,343
Lear Corp. (Auto Components)		1,800	315,504
Lennar Corp. Class A (Household Durables)		1,100	109,285
Lithia Motors, Inc. Class A (Specialty Retail)		1,510	518,896
LKQ Corp. (Distributors)	(a)	1,630	80,229
Lululemon Athletica, Inc. (Textiles, Apparel & Luxury Goods)	(a)	460	167,886
MGM Resorts International (Hotels, Restaurants & Leisure)		1,930	82,315
Mister Car Wash, Inc. (Diversified Consumer Svs.)	(a)	16,272	350,336
Mohawk Industries, Inc. (Household Durables)	(a)	370	71,110
National Vision Holdings, Inc. (Specialty Retail)	(a)	10,250	524,082
Norwegian Cruise Line Holdings Ltd. (Hotels, Restaurants & Leisure)	(a)	2,460	72,349
NVR, Inc. (Household Durables)	(a)	102	507,277
O'Reilly Automotive, Inc. (Specialty Retail)	(a)	290	164,201
Papa John's International, Inc. (Hotels, Restaurants & Leisure)		2,840	296,610
Peloton Interactive, Inc. Class A (Leisure Products)	(a)	1,040	128,981
Penn National Gaming, Inc. (Hotels, Restaurants & Leisure)	(a)	980	74,960
Planet Fitness, Inc. Class A (Hotels, Restaurants & Leisure)	(a)	4,620	347,655
Pool Corp. (Distributors)		1,523	698,539
PulteGroup, Inc. (Household Durables)		9,780	533,695
Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)		3,620	426,472
RH (Specialty Retail)	(a)	110	74,690
Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)	(a)	880	75,046
Sally Beauty Holdings, Inc. (Specialty Retail)	(a)	14,970	330,388
Scientific Games Corp. (Hotels, Restaurants & Leisure)	(a)	4,960	384,102
Steven Madden Ltd. (Textiles, Apparel & Luxury Goods)		4,780	209,173
Tapestry, Inc. (Textiles, Apparel & Luxury Goods)	(a)	8,630	375,232
Taylor Morrison Home Corp. (Household Durables)	(a)	7,540	199,207
Tempur Sealy International, Inc. (Household Durables)		11,280	442,063
Terminix Global Holdings, Inc. (Diversified Consumer Svs.)	(a)	1,499	71,517
TopBuild Corp. (Household Durables)	(a)	2,310	456,872
Tractor Supply Co. (Specialty Retail)		470	87,448
Ulta Beauty, Inc. (Specialty Retail)	(a)	230	79,527
Under Armour, Inc. Class A (Textiles, Apparel & Luxury Goods)	(a)	3,140	66,411
V.F. Corp. (Textiles, Apparel & Luxury Goods)		1,330	109,113
Vail Resorts, Inc. (Hotels, Restaurants & Leisure)	(a)	1,810	572,901
Vroom, Inc. (Specialty Retail)	(a)	1,652	69,153
Wayfair, Inc. Class A (Internet & Direct Marketing Retail)	(a)	288	90,924
Whirlpool Corp. (Household Durables)		320	69,766
Williams-Sonoma, Inc. (Specialty Retail)		2,110	336,862
Wynn Resorts Ltd. (Hotels, Restaurants & Leisure)	(a)	590	72,157

(continued)

Ohio National Fund, Inc.	ON AB Mid Cap Core Portfolio (Continued)
Schedule of Investments	June 30, 2021 (Unaudited)
Common Stocks (Continued)		Shares	Value
Consumer Discretionary (continued)
Yum China Holdings, Inc. (Hotels, Restaurants & Leisure)		1,640	$ 108,650
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		1,150	132,285
			17,743,343
Consumer Staples–3.0%
Archer-Daniels-Midland Co. (Food Products)		2,280	138,168
Boston Beer Co., Inc. / The Class A (Beverages)	(a)	60	61,248
Brown-Forman Corp. Class B (Beverages)		1,000	74,940
Bunge Ltd. (Food Products)		900	70,335
Campbell Soup Co. (Food Products)		1,600	72,944
Casey's General Stores, Inc. (Food & Staples Retailing)		1,580	307,531
Church & Dwight Co., Inc. (Household Products)		1,020	86,924
Clorox Co. / The (Household Products)		510	91,754
Conagra Brands, Inc. (Food Products)		2,060	74,943
Freshpet, Inc. (Food Products)	(a)	2,840	462,806
Hain Celestial Group, Inc. / The (Food Products)	(a)	9,790	392,775
Hershey Co. / The (Food Products)		600	104,508
Honest Co., Inc. / The (Personal Products)	(a)	2,890	46,789
Hormel Foods Corp. (Food Products)		1,650	78,788
J.M. Smucker Co. / The (Food Products)		580	75,151
Kellogg Co. (Food Products)		1,220	78,483
Kroger Co. / The (Food & Staples Retailing)		3,100	118,761
Lamb Weston Holdings, Inc. (Food Products)		950	76,627
McCormick & Co., Inc. (Food Products)		1,010	89,203
Nomad Foods Ltd. (Food Products)	(a)	12,820	362,421
Oatly Group AB – ADR (Food Products)	(a)	10,514	257,172
Tyson Foods, Inc. Class A (Food Products)		1,180	87,037
			3,209,308
Energy–2.7%
Baker Hughes Co. (Energy Equip. & Svs.)		3,800	86,906
Cheniere Energy, Inc. (Oil, Gas & Consumable Fuels)	(a)	980	85,005
Cimarex Energy Co. (Oil, Gas & Consumable Fuels)		4,370	316,606
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		3,260	95,159
Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels)		930	87,318
Dril-Quip, Inc. (Energy Equip. & Svs.)	(a)	5,430	183,697
Halliburton Co. (Energy Equip. & Svs.)		3,900	90,168
Hess Corp. (Oil, Gas & Consumable Fuels)		1,130	98,672
HollyFrontier Corp. (Oil, Gas & Consumable Fuels)		8,900	292,810
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)		6,770	92,207
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)		2,660	160,717
Matador Resources Co. (Oil, Gas & Consumable Fuels)		11,480	413,395
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		3,440	107,569
ONEOK, Inc. (Oil, Gas & Consumable Fuels)		1,810	100,708
Phillips 66 (Oil, Gas & Consumable Fuels)		1,700	145,894
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)		830	134,892
Targa Resources Corp. (Oil, Gas & Consumable Fuels)		2,200	97,790
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		1,580	123,366
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		5,010	133,016
			2,845,895
Financials–12.3%
Aflac, Inc. (Insurance)		2,600	139,516
AGNC Investment Corp. (Mortgage REIT)		4,250	71,782
Ally Financial, Inc. (Consumer Finance)		1,520	75,757
American Financial Group, Inc. (Insurance)		3,290	410,329
Ameriprise Financial, Inc. (Capital Markets)		480	119,462
Common Stocks (Continued)		Shares	Value
Financials (continued)
Annaly Capital Management, Inc. (Mortgage REIT)		8,400	$ 74,592
Apollo Global Management, Inc. (Capital Markets)		1,380	85,836
Arch Capital Group Ltd. (Insurance)	(a)	1,920	74,765
Ares Management Corp. Class A (Capital Markets)		9,730	618,731
Arthur J. Gallagher & Co. (Insurance)		780	109,262
Athene Holding Ltd. Class A (Insurance)	(a)	1,280	86,400
BankUnited, Inc. (Banks)		7,960	339,812
Brown & Brown, Inc. (Insurance)		1,430	75,990
Carlyle Group, Inc. / The (Capital Markets)		1,790	83,199
CBOE Global Markets, Inc. (Capital Markets)		734	87,383
Cincinnati Financial Corp. (Insurance)		680	79,302
Citizens Financial Group, Inc. (Banks)		1,740	79,814
CNA Financial Corp. (Insurance)		1,620	73,694
Comerica, Inc. (Banks)		6,940	495,100
Commerce Bancshares, Inc. (Banks)		980	73,069
Discover Financial Services (Consumer Finance)		1,250	147,862
East West Bancorp, Inc. (Banks)		1,000	71,690
Everest Re Group Ltd. (Insurance)		1,172	295,356
FactSet Research Systems, Inc. (Capital Markets)		230	77,190
Fidelity National Financial, Inc. (Insurance)		1,670	72,578
Fifth Third Bancorp (Banks)		2,900	110,867
First Citizens BancShares, Inc. Class A (Banks)		590	491,317
First Hawaiian, Inc. (Banks)		4,058	115,004
First Horizon Corp. (Banks)		4,170	72,058
First Republic Bank (Banks)		710	132,891
Franklin Resources, Inc. (Capital Markets)		2,540	81,255
Globe Life, Inc. (Insurance)		740	70,485
Goosehead Insurance, Inc. Class A (Insurance)		2,030	258,419
Hanover Insurance Group, Inc. / The (Insurance)		1,960	265,854
Hartford Financial Services Group, Inc. / The (Insurance)		1,470	91,096
Huntington Bancshares, Inc. (Banks)		4,980	71,065
Invesco Ltd. (Capital Markets)		2,820	75,379
KeyCorp (Banks)		4,000	82,600
Kinsale Capital Group, Inc. (Insurance)		1,870	308,120
KKR & Co., Inc. (Capital Markets)		2,230	132,105
Lincoln National Corp. (Insurance)		1,190	74,780
Loews Corp. (Insurance)		1,370	74,870
LPL Financial Holdings, Inc. (Capital Markets)		490	66,140
M&T Bank Corp. (Banks)		520	75,561
Markel Corp. (Insurance)	(a)	60	71,203
MarketAxess Holdings, Inc. (Capital Markets)		160	74,174
Moelis & Co. Class A (Capital Markets)		4,140	235,525
Morningstar, Inc. (Capital Markets)		290	74,562
MSCI, Inc. (Capital Markets)		329	175,383
Nasdaq, Inc. (Capital Markets)		470	82,626
Northern Trust Corp. (Capital Markets)		780	90,184
OneMain Holdings, Inc. (Consumer Finance)		3,550	212,680
Pinnacle Financial Partners, Inc. (Banks)		4,130	364,638
Principal Financial Group, Inc. (Insurance)		1,190	75,196
Prudential Financial, Inc. (Insurance)		1,630	167,026
Raymond James Financial, Inc. (Capital Markets)		580	75,342
Regions Financial Corp. (Banks)		3,950	79,711
Rocket Cos., Inc. Class A (Thrifts & Mortgage Finance)		3,750	72,562
Santander Consumer U.S.A. Holdings, Inc. (Consumer Finance)		2,250	81,720
Selective Insurance Group, Inc. (Insurance)		2,650	215,047
Signature Bank (Banks)		300	73,695
State Street Corp. (Capital Markets)		1,440	118,483
Sterling Bancorp (Banks)		14,490	359,207
Stifel Financial Corp. (Capital Markets)		5,960	386,566
SVB Financial Group (Banks)	(a)	997	554,761
Synchrony Financial (Consumer Finance)		2,390	115,963
Synovus Financial Corp. (Banks)		9,050	397,114
T. Rowe Price Group, Inc. (Capital Markets)		920	182,132
Texas Capital Bancshares, Inc. (Banks)	(a)	5,790	367,607
Tradeweb Markets, Inc. Class A (Capital Markets)		940	79,486

(continued)

Ohio National Fund, Inc.	ON AB Mid Cap Core Portfolio (Continued)
Schedule of Investments	June 30, 2021 (Unaudited)
Common Stocks (Continued)		Shares	Value
Financials (continued)
Umpqua Holdings Corp. (Banks)		12,790	$ 235,975
Voya Financial, Inc. (Diversified Financial Svs.)		4,140	254,610
W.R. Berkley Corp. (Insurance)		955	71,081
Webster Financial Corp. (Banks)		6,550	349,377
Western Alliance Bancorp (Banks)		730	67,780
Willis Towers Watson PLC (Insurance)		530	121,911
Wintrust Financial Corp. (Banks)		4,830	365,293
Zions Bancorp N.A. (Banks)		6,850	362,091
			13,179,048
Health Care–12.2%
10X Genomics, Inc. Class A (Life Sciences Tools & Svs.)	(a)	3,210	628,582
ABIOMED, Inc. (Health Care Equip. & Supplies)	(a)	240	74,906
ADC Therapeutics SA (Biotechnology)	(a)	6,640	161,684
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)		1,260	186,241
Alexion Pharmaceuticals, Inc. (Biotechnology)	(a)	870	159,828
Alignment Healthcare, Inc. (Health Care Providers & Svs.)	(a)	6,970	162,889
Allogene Therapeutics, Inc. (Biotechnology)	(a)	6,326	164,982
Alnylam Pharmaceuticals, Inc. (Biotechnology)	(a)	540	91,541
Amedisys, Inc. (Health Care Providers & Svs.)	(a)	2,020	494,759
AmerisourceBergen Corp. (Health Care Providers & Svs.)		630	72,129
Arrowhead Pharmaceuticals, Inc. (Biotechnology)	(a)	3,770	312,231
Ascendis Pharma A/S – ADR (Biotechnology)	(a)	1,249	164,306
AtriCure, Inc. (Health Care Equip. & Supplies)	(a)	6,110	484,706
Avantor, Inc. (Life Sciences Tools & Svs.)	(a)	2,380	84,514
Biohaven Pharmaceutical Holding Co. Ltd. (Biotechnology)	(a)	2,570	249,496
BioMarin Pharmaceutical, Inc. (Biotechnology)	(a)	975	81,354
Bio-Rad Laboratories, Inc. Class A (Life Sciences Tools & Svs.)	(a)	120	77,315
Bio-Techne Corp. (Life Sciences Tools & Svs.)		180	81,047
Blueprint Medicines Corp. (Biotechnology)	(a)	2,480	218,141
Bruker Corp. (Life Sciences Tools & Svs.)		1,110	84,338
Cardinal Health, Inc. (Health Care Providers & Svs.)		1,260	71,933
Catalent, Inc. (Pharmaceuticals)	(a)	679	73,413
Cerner Corp. (Health Care Technology)		1,250	97,700
Charles River Laboratories International, Inc. (Life Sciences Tools & Svs.)	(a)	230	85,082
Coherus Biosciences, Inc. (Biotechnology)	(a)	8,940	123,640
Cooper Cos., Inc. / The (Health Care Equip. & Supplies)		201	79,650
DaVita, Inc. (Health Care Providers & Svs.)	(a)	650	78,280
DENTSPLY SIRONA, Inc. (Health Care Equip. & Supplies)		1,134	71,737
Dexcom, Inc. (Health Care Equip. & Supplies)	(a)	370	157,990
Elanco Animal Health, Inc. (Pharmaceuticals)	(a)	2,404	83,395
Exact Sciences Corp. (Biotechnology)	(a)	610	75,829
Guardant Health, Inc. (Health Care Providers & Svs.)	(a)	3,536	439,136
Hologic, Inc. (Health Care Equip. & Supplies)	(a)	1,160	77,395
Horizon Therapeutics PLC (Biotechnology)	(a)	810	75,848
ICON PLC (Life Sciences Tools & Svs.)	(a)	1,700	351,407
ICU Medical, Inc. (Health Care Equip. & Supplies)	(a)	364	74,911
IDEXX Laboratories, Inc. (Health Care Equip. & Supplies)	(a)	350	221,042
Inari Medical, Inc. (Health Care Equip. & Supplies)	(a)	4,950	461,736
Incyte Corp. (Biotechnology)	(a)	890	74,876
Instil Bio, Inc. (Biotechnology)	(a)	8,580	165,766
Insulet Corp. (Health Care Equip. & Supplies)	(a)	1,650	452,941
Intellia Therapeutics, Inc. (Biotechnology)	(a)	2,040	330,296
IQVIA Holdings, Inc. (Life Sciences Tools & Svs.)	(a)	780	189,010
Laboratory Corp. of America Holdings (Health Care Providers & Svs.)	(a)	400	110,340
Legend Biotech Corp. – ADR (Biotechnology)	(a)	4,090	167,894
Common Stocks (Continued)		Shares	Value
Health Care (continued)
LifeStance Health Group, Inc. (Health Care Providers & Svs.)	(a)	7,685	$ 214,104
Maravai LifeSciences Holdings, Inc. Class A (Life Sciences Tools & Svs.)	(a)	1,960	81,791
Masimo Corp. (Health Care Equip. & Supplies)	(a)	330	80,008
McKesson Corp. (Health Care Providers & Svs.)		650	124,306
MEDNAX, Inc. (Health Care Providers & Svs.)	(a)	14,720	443,808
Mettler-Toledo International, Inc. (Life Sciences Tools & Svs.)	(a)	90	124,681
Molina Healthcare, Inc. (Health Care Providers & Svs.)	(a)	300	75,918
Neurocrine Biosciences, Inc. (Biotechnology)	(a)	802	78,051
Novocure Ltd. (Health Care Equip. & Supplies)	(a)	420	93,164
Oak Street Health, Inc. (Health Care Providers & Svs.)	(a)	1,240	72,627
Penumbra, Inc. (Health Care Equip. & Supplies)	(a)	250	68,515
PerkinElmer, Inc. (Life Sciences Tools & Svs.)		584	90,175
PPD, Inc. (Life Sciences Tools & Svs.)	(a)	1,650	76,049
PRA Health Sciences, Inc. (Life Sciences Tools & Svs.)	(a)	455	75,171
QIAGEN N.V. (Life Sciences Tools & Svs.)	(a)	1,580	76,440
Quest Diagnostics, Inc. (Health Care Providers & Svs.)		580	76,543
Repligen Corp. (Life Sciences Tools & Svs.)	(a)	3,260	650,761
ResMed, Inc. (Health Care Equip. & Supplies)		590	145,447
Revance Therapeutics, Inc. (Pharmaceuticals)	(a)	6,080	180,211
Royalty Pharma PLC Class A (Pharmaceuticals)		1,730	70,913
Sarepta Therapeutics, Inc. (Biotechnology)	(a)	1,153	89,634
Seagen, Inc. (Biotechnology)	(a)	530	83,676
Silk Road Medical, Inc. (Health Care Equip. & Supplies)	(a)	5,270	252,222
STERIS PLC (Health Care Equip. & Supplies)		360	74,268
Teladoc Health, Inc. (Health Care Technology)	(a)	440	73,168
Teleflex, Inc. (Health Care Equip. & Supplies)		195	78,349
Turning Point Therapeutics, Inc. (Biotechnology)	(a)	2,590	202,072
Ultragenyx Pharmaceutical, Inc. (Biotechnology)	(a)	2,190	208,816
Universal Health Services, Inc. Class B (Health Care Providers & Svs.)		510	74,679
Veeva Systems, Inc. Class A (Health Care Technology)	(a)	560	174,132
Viatris, Inc. (Pharmaceuticals)		5,730	81,882
Vir Biotechnology, Inc. (Biotechnology)	(a)	3,970	187,702
Waters Corp. (Life Sciences Tools & Svs.)	(a)	253	87,439
West Pharmaceutical Services, Inc. (Health Care Equip. & Supplies)		300	107,730
Zimmer Biomet Holdings, Inc. (Health Care Equip. & Supplies)		850	136,697
			13,037,385
Industrials–16.8%
A.O. Smith Corp. (Building Products)		1,130	81,428
ADT, Inc. (Commercial Svs. & Supplies)		26,720	288,309
AECOM (Construction & Engineering)	(a)	6,260	396,383
AGCO Corp. (Machinery)		520	67,798
Alaska Air Group, Inc. (Airlines)	(a)	4,375	263,856
Allegion PLC (Building Products)		570	79,401
AMERCO (Road & Rail)		130	76,622
AMETEK, Inc. (Electrical Equip.)		4,240	566,040
Armstrong World Industries, Inc. (Building Products)		2,750	294,965
Axon Enterprise, Inc. (Aerospace & Defense)	(a)	3,065	541,892
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)		790	73,999
Carrier Global Corp. (Building Products)		3,550	172,530
Cintas Corp. (Commercial Svs. & Supplies)		360	137,520
Clarivate PLC (Professional Svs.)	(a)	2,930	80,663
Copart, Inc. (Commercial Svs. & Supplies)	(a)	4,200	553,686
CoStar Group, Inc. (Professional Svs.)	(a)	1,620	134,168
Crane Co. (Machinery)		3,000	277,110
Cummins, Inc. (Machinery)		610	148,724
Delta Air Lines, Inc. (Airlines)	(a)	2,620	113,341

(continued)

Ohio National Fund, Inc.	ON AB Mid Cap Core Portfolio (Continued)
Schedule of Investments	June 30, 2021 (Unaudited)
Common Stocks (Continued)		Shares	Value
Industrials (continued)
Dover Corp. (Machinery)		590	$ 88,854
Equifax, Inc. (Professional Svs.)		490	117,360
Expeditors International of Washington, Inc. (Air Freight & Logistics)		690	87,354
Fastenal Co. (Trading Companies & Distributors)		2,350	122,200
Fortive Corp. (Machinery)		1,210	84,385
Fortune Brands Home & Security, Inc. (Building Products)		730	72,715
GATX Corp. (Trading Companies & Distributors)		2,490	220,290
Generac Holdings, Inc. (Electrical Equip.)	(a)	250	103,788
Graco, Inc. (Machinery)		990	74,943
HEICO Corp. Class A (Aerospace & Defense)		600	74,508
Herc Holdings, Inc. (Trading Companies & Distributors)	(a)	2,390	267,847
Herman Miller, Inc. (Commercial Svs. & Supplies)		8,160	384,662
Hillenbrand, Inc. (Machinery)		4,630	204,090
Howmet Aerospace, Inc. (Aerospace & Defense)	(a)	11,280	388,822
Hubbell, Inc. (Electrical Equip.)		400	74,736
IDEX Corp. (Machinery)		350	77,018
IHS Markit Ltd. (Professional Svs.)		1,630	183,636
Ingersoll Rand, Inc. (Machinery)	(a)	10,471	511,090
J.B. Hunt Transport Services, Inc. (Road & Rail)		450	73,328
Jacobs Engineering Group, Inc. (Construction & Engineering)		3,730	497,657
Kansas City Southern (Road & Rail)		370	104,847
Knight-Swift Transportation Holdings, Inc. (Road & Rail)		8,560	389,138
Korn Ferry (Professional Svs.)		5,460	396,123
Lennox International, Inc. (Building Products)		230	80,684
Lyft, Inc. Class A (Road & Rail)	(a)	1,370	82,858
Masco Corp. (Building Products)		1,190	70,103
Masonite International Corp. (Building Products)	(a)	2,820	315,248
Middleby Corp. / The (Machinery)	(a)	2,716	470,574
Nordson Corp. (Machinery)		360	79,024
Old Dominion Freight Line, Inc. (Road & Rail)		400	101,520
Oshkosh Corp. (Machinery)		3,500	436,240
Otis Worldwide Corp. (Machinery)		1,680	137,374
Owens Corning (Building Products)		790	77,341
PACCAR, Inc. (Machinery)		1,390	124,057
Parker-Hannifin Corp. (Machinery)		520	159,697
Pentair PLC (Machinery)		1,180	79,638
Quanta Services, Inc. (Construction & Engineering)		790	71,550
Regal Beloit Corp. (Electrical Equip.)		2,950	393,854
Republic Services, Inc. (Commercial Svs. & Supplies)		860	94,609
Robert Half International, Inc. (Professional Svs.)		5,480	487,556
Rockwell Automation, Inc. (Electrical Equip.)		470	134,429
Rollins, Inc. (Commercial Svs. & Supplies)		2,040	69,768
Sensata Technologies Holding PLC (Electrical Equip.)	(a)	1,321	76,578
Shoals Technologies Group, Inc. Class A (Electrical Equip.)	(a)	9,070	321,985
SiteOne Landscape Supply, Inc. (Trading Companies & Distributors)	(a)	3,310	560,251
SkyWest, Inc. (Airlines)	(a)	6,350	273,494
Snap-on, Inc. (Machinery)		320	71,498
Southwest Airlines Co. (Airlines)	(a)	2,410	127,947
Spirit AeroSystems Holdings, Inc. Class A (Aerospace & Defense)		7,460	352,037
Stanley Black & Decker, Inc. (Machinery)		630	129,144
Sunrun, Inc. (Electrical Equip.)	(a)	1,340	74,745
Teledyne Technologies, Inc. (Aerospace & Defense)	(a)	175	73,295
TFI International, Inc. (Road & Rail)		4,450	405,795
Timken Co. / The (Machinery)		3,660	294,959
Toro Co. / The (Machinery)		670	73,620
Trane Technologies PLC (Building Products)		980	180,457
Common Stocks (Continued)		Shares	Value
Industrials (continued)
TransDigm Group, Inc. (Aerospace & Defense)	(a)	220	$ 142,404
TransUnion (Professional Svs.)		780	85,652
Trex Co., Inc. (Building Products)	(a)	6,590	673,564
United Airlines Holdings, Inc. (Airlines)	(a)	1,400	73,206
United Rentals, Inc. (Trading Companies & Distributors)	(a)	1,654	527,643
Verisk Analytics, Inc. (Professional Svs.)		649	113,393
Vertiv Holdings Co. (Electrical Equip.)		9,890	269,997
W.W. Grainger, Inc. (Trading Companies & Distributors)		180	78,840
Watsco, Inc. (Trading Companies & Distributors)		260	74,526
Westinghouse Air Brake Technologies Corp. (Machinery)		930	76,539
XPO Logistics, Inc. (Air Freight & Logistics)	(a)	2,590	362,315
Xylem, Inc. (Machinery)		730	87,571
			17,995,405
Information Technology–20.9%
Akamai Technologies, Inc. (IT Svs.)	(a)	700	81,620
Amdocs Ltd. (IT Svs.)		3,448	266,737
Amphenol Corp. Class A (Electronic Equip., Instr. & Comp.)		2,390	163,500
ANSYS, Inc. (Software)	(a)	350	121,471
Arista Networks, Inc. (Communications Equip.)	(a)	240	86,954
Avalara, Inc. (Software)	(a)	3,590	580,862
Avnet, Inc. (Electronic Equip., Instr. & Comp.)		8,800	352,704
Belden, Inc. (Electronic Equip., Instr. & Comp.)		5,810	293,812
Bill.com Holdings, Inc. (Software)	(a)	490	89,758
Black Knight, Inc. (Software)	(a)	1,050	81,879
Booz Allen Hamilton Holding Corp. (IT Svs.)		920	78,366
Broadridge Financial Solutions, Inc. (IT Svs.)		477	77,050
Cadence Design Systems, Inc. (Software)	(a)	1,130	154,607
CDW Corp. (Electronic Equip., Instr. & Comp.)		590	103,044
Ceridian HCM Holding, Inc. (Software)	(a)	809	77,599
Citrix Systems, Inc. (Software)		620	72,707
Cloudflare, Inc. Class A (Software)	(a)	900	95,256
Cognex Corp. (Electronic Equip., Instr. & Comp.)		8,530	716,946
CommVault Systems, Inc. (Software)	(a)	2,800	218,876
Corning, Inc. (Electronic Equip., Instr. & Comp.)		3,080	125,972
Coupa Software, Inc. (Software)	(a)	816	213,882
Cree, Inc. (Semiconductors & Equip.)	(a)	4,120	403,472
Crowdstrike Holdings, Inc. Class A (Software)	(a)	630	158,325
Datadog, Inc. Class A (Electronic Equip., Instr. & Comp.)	(a)	890	92,631
DigitalOcean Holdings, Inc. (IT Svs.)	(a)	5,660	314,639
DocuSign, Inc. (Software)	(a)	740	206,882
Dolby Laboratories, Inc. Class A (Software)		755	74,209
Dropbox, Inc. Class A (Software)	(a)	2,970	90,021
Dynatrace, Inc. (Software)	(a)	1,460	85,293
Elastic N.V. (Software)	(a)	630	91,829
Enphase Energy, Inc. (Semiconductors & Equip.)	(a)	550	100,997
Entegris, Inc. (Semiconductors & Equip.)		5,710	702,159
EPAM Systems, Inc. (IT Svs.)	(a)	220	112,411
Euronet Worldwide, Inc. (IT Svs.)	(a)	696	94,204
Fair Isaac Corp. (Software)	(a)	1,280	643,430
Five9, Inc. (Software)	(a)	410	75,190
FleetCor Technologies, Inc. (IT Svs.)	(a)	340	87,060
Fortinet, Inc. (Software)	(a)	540	128,623
Gartner, Inc. (IT Svs.)	(a)	390	94,458
Genpact Ltd. (IT Svs.)		4,280	194,440
GoDaddy, Inc. Class A (IT Svs.)	(a)	877	76,264
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)		5,300	77,274
HP, Inc. (Tech. Hardware, Storage & Periph.)		5,300	160,007
HubSpot, Inc. (Software)	(a)	1,017	592,626
IPG Photonics Corp. (Electronic Equip., Instr. & Comp.)	(a)	1,130	238,170
Jack Henry & Associates, Inc. (IT Svs.)		470	76,850
Juniper Networks, Inc. (Communications Equip.)		3,000	82,050
Keysight Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a)	760	117,352

(continued)

Ohio National Fund, Inc.	ON AB Mid Cap Core Portfolio (Continued)
Schedule of Investments	June 30, 2021 (Unaudited)
Common Stocks (Continued)		Shares	Value
Information Technology (continued)
Kulicke & Soffa Industries, Inc. (Semiconductors & Equip.)		4,370	$ 267,444
Lattice Semiconductor Corp. (Semiconductors & Equip.)	(a)	9,980	560,676
Leidos Holdings, Inc. (IT Svs.)		750	75,825
Littelfuse, Inc. (Electronic Equip., Instr. & Comp.)		1,610	410,212
Lumentum Holdings, Inc. (Communications Equip.)	(a)	2,760	226,403
MACOM Technology Solutions Holdings, Inc. (Semiconductors & Equip.)	(a)	5,980	383,198
Manhattan Associates, Inc. (Software)	(a)	4,480	648,883
Marvell Technology, Inc. (Semiconductors & Equip.)		3,180	185,489
Maxim Integrated Products, Inc. (Semiconductors & Equip.)		1,090	114,842
MaxLinear, Inc. (Semiconductors & Equip.)	(a)	4,450	189,080
McAfee Corp. Class A (Software)		3,140	87,983
Microchip Technology, Inc. (Semiconductors & Equip.)		1,023	153,184
MKS Instruments, Inc. (Semiconductors & Equip.)		3,140	558,763
Monday.com Ltd. (Software)	(a)	1,118	249,974
MongoDB, Inc. (IT Svs.)	(a)	1,660	600,123
Monolithic Power Systems, Inc. (Semiconductors & Equip.)		1,880	702,086
Motorola Solutions, Inc. (Communications Equip.)		700	151,795
National Instruments Corp. (Electronic Equip., Instr. & Comp.)		1,839	77,753
NCR Corp. (Tech. Hardware, Storage & Periph.)	(a)	4,350	198,403
NetApp, Inc. (Tech. Hardware, Storage & Periph.)		1,020	83,456
NortonLifeLock, Inc. (Software)		3,530	96,087
Novanta, Inc. (Electronic Equip., Instr. & Comp.)	(a)	3,130	421,799
Nuance Communications, Inc. (Software)	(a)	1,430	77,849
Okta, Inc. (IT Svs.)	(a)	480	117,446
ON Semiconductor Corp. (Semiconductors & Equip.)	(a)	12,144	464,872
Palantir Technologies, Inc. Class A (Software)	(a)	6,290	165,804
Palo Alto Networks, Inc. (Software)	(a)	390	144,709
Paychex, Inc. (IT Svs.)		1,320	141,636
Paycom Software, Inc. (Software)	(a)	200	72,694
PTC, Inc. (Software)	(a)	580	81,931
Qorvo, Inc. (Semiconductors & Equip.)	(a)	470	91,956
RingCentral, Inc. Class A (Software)	(a)	1,080	313,826
Shift4 Payments, Inc. Class A (IT Svs.)	(a)	5,350	501,402
Skyworks Solutions, Inc. (Semiconductors & Equip.)		680	130,390
Slack Technologies, Inc. Class A (Software)	(a)	2,030	89,929
Smartsheet, Inc. Class A (Software)	(a)	7,660	553,971
Splunk, Inc. (Software)	(a)	660	95,423
SS&C Technologies Holdings, Inc. (Software)		1,030	74,222
StoneCo Ltd. Class A (IT Svs.)	(a)	1,180	79,131
Synaptics, Inc. (Semiconductors & Equip.)	(a)	3,400	528,972
Synopsys, Inc. (Software)	(a)	620	170,990
Teradyne, Inc. (Semiconductors & Equip.)		680	91,093
Trade Desk, Inc. / The Class A (Software)	(a)	1,700	131,512
Trimble, Inc. (Electronic Equip., Instr. & Comp.)	(a)	1,020	83,467
Tyler Technologies, Inc. (Software)	(a)	180	81,427
Ubiquiti, Inc. (Communications Equip.)		270	84,291
Unity Software, Inc. (Software)	(a)	750	82,373
Universal Display Corp. (Semiconductors & Equip.)		1,900	422,427
Varonis Systems, Inc. (Software)	(a)	8,290	477,670
VeriSign, Inc. (IT Svs.)	(a)	410	93,353
Western Digital Corp. (Tech. Hardware, Storage & Periph.)	(a)	1,250	88,963
WEX, Inc. (IT Svs.)	(a)	369	71,549
Wix.com Ltd. (IT Svs.)	(a)	250	72,570
Xilinx, Inc. (Semiconductors & Equip.)		1,000	144,640
Zebra Technologies Corp. Class A (Electronic Equip., Instr. & Comp.)	(a)	220	116,488
Common Stocks (Continued)		Shares	Value
Information Technology (continued)
Zendesk, Inc. (Software)	(a)	4,830	$ 697,162
Zscaler, Inc. (Software)	(a)	410	88,585
			22,392,649
Materials–4.4%
Albemarle Corp. (Chemicals)		470	79,176
Amcor PLC (Containers & Packaging)		6,490	74,375
Avery Dennison Corp. (Containers & Packaging)		360	75,686
Ball Corp. (Containers & Packaging)		1,300	105,326
Carpenter Technology Corp. (Metals & Mining)		8,630	347,099
Celanese Corp. (Chemicals)		490	74,284
Commercial Metals Co. (Metals & Mining)		10,150	311,808
Corteva, Inc. (Chemicals)		3,080	136,598
Crown Holdings, Inc. (Containers & Packaging)		690	70,525
Eastman Chemical Co. (Chemicals)		660	77,055
FMC Corp. (Chemicals)		3,480	376,536
GCP Applied Technologies, Inc. (Chemicals)	(a)	9,080	211,201
Innospec, Inc. (Chemicals)		1,810	164,004
International Flavors & Fragrances, Inc. (Chemicals)		1,020	152,388
International Paper Co. (Containers & Packaging)		1,610	98,709
LyondellBasell Industries N.V. Class A (Chemicals)		1,050	108,014
Martin Marietta Materials, Inc. (Construction Materials)		250	87,953
Mosaic Co. / The (Chemicals)		2,170	69,245
Nucor Corp. (Metals & Mining)		1,230	117,994
Orion Engineered Carbons SA (Chemicals)	(a)	10,960	208,130
Packaging Corp. of America (Containers & Packaging)		520	70,418
PPG Industries, Inc. (Chemicals)		970	164,677
Reliance Steel & Aluminum Co. (Metals & Mining)		2,600	392,340
RPM International, Inc. (Chemicals)		800	70,944
Scotts Miracle-Gro Co. / The (Chemicals)		330	63,334
Sealed Air Corp. (Containers & Packaging)		8,990	532,657
Steel Dynamics, Inc. (Metals & Mining)		1,260	75,096
Trinseo SA (Chemicals)		4,290	256,714
Vulcan Materials Co. (Construction Materials)		540	93,998
Westrock Co. (Containers & Packaging)		1,370	72,911
			4,739,195
Real Estate–5.8%
Alexandria Real Estate Equities, Inc. (Equity REIT)		550	100,067
American Campus Communities, Inc. (Equity REIT)		5,070	236,870
American Homes 4 Rent Class A (Equity REIT)		2,060	80,031
Americold Realty Trust (Equity REIT)		1,890	71,537
AvalonBay Communities, Inc. (Equity REIT)		570	118,953
Boston Properties, Inc. (Equity REIT)		700	80,213
Camden Property Trust (Equity REIT)		3,240	429,851
CBRE Group, Inc. Class A (Real Estate Mgmt. & Development)	(a)	1,370	117,450
Cousins Properties, Inc. (Equity REIT)		6,850	251,943
CubeSmart (Equity REIT)		7,280	337,210
Duke Realty Corp. (Equity REIT)		1,640	77,654
Equity LifeStyle Properties, Inc. (Equity REIT)		1,100	81,741
Equity Residential (Equity REIT)		1,510	116,270
Essex Property Trust, Inc. (Equity REIT)		270	81,003
Extra Space Storage, Inc. (Equity REIT)		530	86,825
Gaming and Leisure Properties, Inc. (Equity REIT)		1,640	75,981
Healthpeak Properties, Inc. (Equity REIT)		2,220	73,904
Host Hotels & Resorts, Inc. (Equity REIT)	(a)	4,200	71,778
Invitation Homes, Inc. (Equity REIT)		2,300	85,767
Iron Mountain, Inc. (Equity REIT)		1,900	80,408
Jones Lang LaSalle, Inc. (Real Estate Mgmt. & Development)	(a)	410	80,139
Kimco Realty Corp. (Equity REIT)		3,630	75,685
Lamar Advertising Co. Class A (Equity REIT)		767	80,090
Medical Properties Trust, Inc. (Equity REIT)		3,460	69,546

(continued)

Ohio National Fund, Inc.	ON AB Mid Cap Core Portfolio (Continued)
Schedule of Investments	June 30, 2021 (Unaudited)
Common Stocks (Continued)	Shares	Value
Real Estate (continued)
MGM Growth Properties LLC Class A (Equity REIT)	9,520	$ 348,622
Mid-America Apartment Communities, Inc. (Equity REIT)	480	80,842
Omega Healthcare Investors, Inc. (Equity REIT)	2,010	72,943
Physicians Realty Trust (Equity REIT)	20,080	370,878
Realty Income Corp. (Equity REIT)	1,530	102,112
Regency Centers Corp. (Equity REIT)	1,200	76,884
RLJ Lodging Trust (Equity REIT)	19,270	293,482
Safehold, Inc. (Equity REIT)	4,000	314,000
SBA Communications Corp. (Equity REIT)	420	133,854
Simon Property Group, Inc. (Equity REIT)	1,340	174,843
STAG Industrial, Inc. (Equity REIT)	10,650	398,629
STORE Capital Corp. (Equity REIT)	2,130	73,506
Sun Communities, Inc. (Equity REIT)	460	78,844
UDR, Inc. (Equity REIT)	1,640	80,327
Ventas, Inc. (Equity REIT)	1,530	87,363
VEREIT, Inc. (Equity REIT)	1,590	73,029
VICI Properties, Inc. (Equity REIT)	2,400	74,448
Vornado Realty Trust (Equity REIT)	1,670	77,939
W.P. Carey, Inc. (Equity REIT)	1,020	76,112
Welltower, Inc. (Equity REIT)	1,710	142,101
Weyerhaeuser Co. (Equity REIT)	3,060	105,325
		6,196,999
Utilities–2.3%
AES Corp. / The (Ind. Power & Renewable Elec.)	2,740	71,432
Alliant Energy Corp. (Electric Utilities)	1,358	75,722
Ameren Corp. (Multi-Utilities)	1,010	80,840
American Water Works Co., Inc. (Water Utilities)	750	115,598
Atmos Energy Corp. (Gas Utilities)	740	71,121
Common Stocks (Continued)	Shares	Value
Utilities (continued)
Avangrid, Inc. (Electric Utilities)	1,500	$ 77,145
CenterPoint Energy, Inc. (Multi-Utilities)	3,110	76,257
CMS Energy Corp. (Multi-Utilities)	1,180	69,714
Consolidated Edison, Inc. (Multi-Utilities)	1,410	101,125
DTE Energy Co. (Multi-Utilities)	790	102,384
Edison International (Electric Utilities)	1,470	84,995
Entergy Corp. (Electric Utilities)	830	82,751
Essential Utilities, Inc. (Water Utilities)	1,620	74,034
Evergy, Inc. (Electric Utilities)	1,190	71,912
Eversource Energy (Electric Utilities)	1,400	112,336
FirstEnergy Corp. (Electric Utilities)	2,210	82,234
IDACORP, Inc. (Electric Utilities)	4,080	397,800
NiSource, Inc. (Multi-Utilities)	2,930	71,785
PPL Corp. (Electric Utilities)	3,140	87,826
Public Service Enterprise Group, Inc. (Multi-Utilities)	2,070	123,662
Southwest Gas Holdings, Inc. (Gas Utilities)	2,860	189,304
WEC Energy Group, Inc. (Multi-Utilities)	1,290	114,746
Xcel Energy, Inc. (Electric Utilities)	2,150	141,642
		2,476,365
Total Common Stocks (Cost $103,280,524)		$106,269,789

Money Market Funds–1.0%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 0.055%	(b)	1,111,667	$ 1,112,000
Total Money Market Funds (Cost $1,112,000)			$ 1,112,000
Total Investments – 100.2% (Cost $104,392,524)	(c)		$107,381,789
Liabilities in Excess of Other Assets – (0.2)%			(198,619)
Net Assets – 100.0%			$107,183,170

Percentages are stated as a percent of net assets.

Abbreviations:
ADR:	American Depositary Receipts

Footnotes:
(a)	Non-income producing security.
(b)	Rate represents the seven-day yield at June 30, 2021.
(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio (Unaudited)
Objective/Strategy
The ON S&P 500® Index Portfolio seeks total return approximating that of the Standard & Poor’s 500® Index (S&P 500® Index), at a risk level consistent with that of the S&P 500® Index by investing, under normal circumstances, more than 80% of its net assets in the securities included in the S& P 500® Index.
Performance as of June 30, 2021
Average Annual returns
One year	40.31%
Five years	17.20%
Ten years	14.35%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.39% per the Fund’s prospectus dated May 1, 2021. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2021 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the six-month period ended June 30, 2021, the Portfolio returned 15.06% versus 15.25% for its benchmark, the S&P 500® Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  The Portfolio intends to track the underlying return of the S&P 500® Index. There were no material market events or changes in strategy during the year that materially impacted the Portfolio’s relative return. Sources of return variance were related to the cumulative impact of investing the day-to-day cash flows in the Portfolio.
Q.  How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?
A.  There was no impact from either sector allocation or stock selection that caused any significant performance variance between the Portfolio and its benchmark. Information Technology, Financials, and Communication Services contributed most to returns for both the Portfolio and its benchmark. (1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  Because the Portfolio weights its holdings to be similar to those utilized by the benchmark, there were no holdings that significantly contributed to, or detracted from, the Portfolio’s benchmark-relative performance. Stocks contributing the most to benchmark return included Microsoft Corp., Alphabet, Inc. Class C and Alphabet, Inc. Class A. Stocks that lagged for the period included Tesla, Inc., The Walt Disney Co., and Vertex Pharmaceuticals, Inc. (1)
Q.  How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?
A.  The Portfolio uses long CME E-mini S&P 500 Index futures contracts primarily to equitize open dividend receivables, as well as to manage day-to-day cash flows, to ensure the Portfolio is fully invested. The futures did not meaningfully impact performance, however, due to their index characteristics and size in relation to the Portfolio’s net assets. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2021.
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting. Investors cannot invest directly in an index, although they can invest in its underlying securities or funds.
The S&P 500® Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented includes the effects of reinvested dividends.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.
The S&P 500® Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Ohio National Investments, Inc. (“ONI”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by ONI. The S&P 500® Index Portfolio of Ohio National Fund, Inc. is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500® Index.

(continued)

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio (Unaudited) (Continued)
Portfolio Composition as of June 30, 2021 (1)
% of Net Assets
Common Stocks (4)	99.7
Money Market Funds and Other Net Assets	0.3
100.0
Top 10 Portfolio Holdings as of June 30, 2021 (1) (2) (3)
		% of Net Assets
1.	Apple, Inc.	5.9
2.	Microsoft Corp.	5.6
3.	Amazon.com, Inc.	4.1
4.	Facebook, Inc. Class A	2.3
5.	Alphabet, Inc. Class A	2.0
6.	Alphabet, Inc. Class C	2.0
7.	Berkshire Hathaway, Inc. Class B	1.4
8.	Tesla, Inc.	1.4
9.	NVIDIA Corp.	1.4
10.	JPMorgan Chase & Co.	1.3

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	27.4
Health Care	13.0
Consumer Discretionary	12.2
Financials	11.3
Communication Services	11.1
Industrials	8.5
Consumer Staples	5.8
Energy	2.8
Materials	2.6
Real Estate	2.6
Utilities	2.4
99.7

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio
Schedule of Investments	June 30, 2021 (Unaudited)
Common Stocks–99.7%		Shares	Value
Communication Services–11.1%
Activision Blizzard, Inc. (Entertainment)		27,260	$ 2,601,694
Alphabet, Inc. Class A (Interactive Media & Svs.)	(a)	10,472	25,570,425
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a)	10,061	25,216,086
AT&T, Inc. (Diversified Telecom. Svs.)		250,548	7,210,771
Charter Communications, Inc. Class A (Media)	(a)	4,831	3,485,325
Comcast Corp. Class A (Media)		160,799	9,168,759
Discovery, Inc. Class A (Media)	(a)	5,049	154,903
Discovery, Inc. Class C (Media)	(a)	11,638	337,269
DISH Network Corp. Class A (Media)	(a)	8,721	364,538
Electronic Arts, Inc. (Entertainment)		10,045	1,444,772
Facebook, Inc. Class A (Interactive Media & Svs.)	(a)	84,045	29,223,287
Fox Corp. Class A (Media)		12,211	453,394
Fox Corp. Class B (Media)		4,526	159,315
Interpublic Group of Cos., Inc. / The (Media)		13,907	451,838
Live Nation Entertainment, Inc. (Entertainment)	(a)	5,140	450,213
Lumen Technologies, Inc. (Diversified Telecom. Svs.)		34,854	473,666
Netflix, Inc. (Entertainment)	(a)	15,554	8,215,778
News Corp. Class A (Media)		15,661	403,584
News Corp. Class B (Media)		2,172	52,888
Omnicom Group, Inc. (Media)		7,549	603,845
Take-Two Interactive Software, Inc. (Entertainment)	(a)	4,080	722,242
T-Mobile U.S., Inc. (Wireless Telecom. Svs.)	(a)	20,538	2,974,519
Twitter, Inc. (Interactive Media & Svs.)	(a)	28,101	1,933,630
Verizon Communications, Inc. (Diversified Telecom. Svs.)		145,200	8,135,556
ViacomCBS, Inc. Class B (Media)		21,110	954,172
Walt Disney Co. / The (Entertainment)	(a)	63,724	11,200,768
			141,963,237
Consumer Discretionary–12.2%
Advance Auto Parts, Inc. (Specialty Retail)		2,282	468,129
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a)	15,037	51,729,686
Aptiv PLC (Auto Components)	(a)	9,527	1,498,883
AutoZone, Inc. (Specialty Retail)	(a)	757	1,129,611
Best Buy Co., Inc. (Specialty Retail)		7,768	893,165
Booking Holdings, Inc. (Internet & Direct Marketing Retail)	(a)	1,441	3,153,038
BorgWarner, Inc. (Auto Components)		8,402	407,833
Caesars Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	7,280	755,300
CarMax, Inc. (Specialty Retail)	(a)	5,704	736,672
Carnival Corp. (Hotels, Restaurants & Leisure)	(a)	27,763	731,833
Chipotle Mexican Grill, Inc. (Hotels, Restaurants & Leisure)	(a)	986	1,528,635
D.R. Horton, Inc. (Household Durables)		11,562	1,044,858
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)		4,539	662,649
Dollar General Corp. (Multiline Retail)		8,297	1,795,388
Dollar Tree, Inc. (Multiline Retail)	(a)	8,151	811,025
Domino's Pizza, Inc. (Hotels, Restaurants & Leisure)		1,354	631,627
eBay, Inc. (Internet & Direct Marketing Retail)		22,608	1,587,308
Etsy, Inc. (Internet & Direct Marketing Retail)	(a)	4,457	917,429
Expedia Group, Inc. (Hotels, Restaurants & Leisure)	(a)	5,001	818,714
Ford Motor Co. (Automobiles)	(a)	137,581	2,044,454
Gap, Inc. / The (Specialty Retail)		7,453	250,793
Garmin Ltd. (Household Durables)		5,222	755,310
General Motors Co. (Automobiles)	(a)(b)	44,780	2,649,633
Genuine Parts Co. (Distributors)		5,085	643,100
Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)		11,873	221,669
Hasbro, Inc. (Leisure Products)		4,525	427,703
Common Stocks (Continued)		Shares	Value
Consumer Discretionary (continued)
Hilton Worldwide Holdings, Inc. (Hotels, Restaurants & Leisure)	(a)	9,820	$ 1,184,488
Home Depot, Inc. / The (Specialty Retail)		37,304	11,895,873
L Brands, Inc. (Specialty Retail)		8,191	590,243
Las Vegas Sands Corp. (Hotels, Restaurants & Leisure)	(a)	11,487	605,250
Leggett & Platt, Inc. (Household Durables)		4,742	245,683
Lennar Corp. Class A (Household Durables)		9,713	964,987
LKQ Corp. (Distributors)	(a)	9,754	480,092
Lowe's Cos., Inc. (Specialty Retail)		24,807	4,811,814
Marriott International, Inc. Class A (Hotels, Restaurants & Leisure)	(a)	9,365	1,278,510
McDonald's Corp. (Hotels, Restaurants & Leisure)		26,181	6,047,549
MGM Resorts International (Hotels, Restaurants & Leisure)		14,092	601,024
Mohawk Industries, Inc. (Household Durables)	(a)	2,070	397,833
Newell Brands, Inc. (Household Durables)		13,205	362,741
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		44,746	6,912,810
Norwegian Cruise Line Holdings Ltd. (Hotels, Restaurants & Leisure)	(a)	13,098	385,212
NVR, Inc. (Household Durables)	(a)	119	591,823
O'Reilly Automotive, Inc. (Specialty Retail)	(a)	2,439	1,380,986
Penn National Gaming, Inc. (Hotels, Restaurants & Leisure)	(a)	5,227	399,813
Pool Corp. (Distributors)		1,407	645,335
PulteGroup, Inc. (Household Durables)		9,226	503,463
PVH Corp. (Textiles, Apparel & Luxury Goods)	(a)	2,460	264,671
Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)		1,729	203,693
Ross Stores, Inc. (Specialty Retail)		12,491	1,548,884
Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)	(a)	7,703	656,912
Starbucks Corp. (Hotels, Restaurants & Leisure)		41,345	4,622,784
Tapestry, Inc. (Textiles, Apparel & Luxury Goods)	(a)	9,619	418,234
Target Corp. (Multiline Retail)		17,360	4,196,606
Tesla, Inc. (Automobiles)	(a)	27,033	18,374,330
TJX Cos., Inc. / The (Specialty Retail)		42,345	2,854,900
Tractor Supply Co. (Specialty Retail)		4,023	748,519
Ulta Beauty, Inc. (Specialty Retail)	(a)	1,937	669,756
Under Armour, Inc. Class A (Textiles, Apparel & Luxury Goods)	(a)	6,316	133,583
Under Armour, Inc. Class C (Textiles, Apparel & Luxury Goods)	(a)	6,976	129,544
V.F. Corp. (Textiles, Apparel & Luxury Goods)		11,370	932,795
Whirlpool Corp. (Household Durables)		2,223	484,658
Wynn Resorts Ltd. (Hotels, Restaurants & Leisure)	(a)	3,697	452,143
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		10,411	1,197,577
			156,469,563
Consumer Staples–5.8%
Altria Group, Inc. (Tobacco)		64,956	3,097,102
Archer-Daniels-Midland Co. (Food Products)		19,586	1,186,912
Brown-Forman Corp. Class B (Beverages)		6,434	482,164
Campbell Soup Co. (Food Products)		7,160	326,424
Church & Dwight Co., Inc. (Household Products)		8,599	732,807
Clorox Co. / The (Household Products)		4,371	786,387
Coca-Cola Co. / The (Beverages)		136,150	7,367,077
Colgate-Palmolive Co. (Household Products)		29,676	2,414,143
Conagra Brands, Inc. (Food Products)		16,813	611,657
Constellation Brands, Inc. Class A (Beverages)		5,934	1,387,903

(continued)

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio (Continued)
Schedule of Investments	June 30, 2021 (Unaudited)
Common Stocks (Continued)		Shares	Value
Consumer Staples (continued)
Costco Wholesale Corp. (Food & Staples Retailing)		15,511	$ 6,137,237
Estee Lauder Cos., Inc. / The Class A (Personal Products)		8,131	2,586,308
General Mills, Inc. (Food Products)		21,527	1,311,640
Hershey Co. / The (Food Products)		5,096	887,621
Hormel Foods Corp. (Food Products)		10,047	479,744
J.M. Smucker Co. / The (Food Products)		3,862	500,399
Kellogg Co. (Food Products)		8,766	563,917
Kimberly-Clark Corp. (Household Products)		11,873	1,588,370
Kraft Heinz Co. / The (Food Products)		22,881	933,087
Kroger Co. / The (Food & Staples Retailing)		26,571	1,017,935
Lamb Weston Holdings, Inc. (Food Products)		5,051	407,414
McCormick & Co., Inc. (Food Products)		8,705	768,826
Molson Coors Beverage Co. Class B (Beverages)	(a)	6,613	355,052
Mondelez International, Inc. Class A (Food Products)		49,239	3,074,483
Monster Beverage Corp. (Beverages)	(a)	12,942	1,182,252
PepsiCo, Inc. (Beverages)		48,484	7,183,874
Philip Morris International, Inc. (Tobacco)		54,656	5,416,956
Procter & Gamble Co. / The (Household Products)		85,860	11,585,090
Sysco Corp. (Food & Staples Retailing)		18,008	1,400,122
Tyson Foods, Inc. Class A (Food Products)		10,406	767,547
Walgreens Boots Alliance, Inc. (Food & Staples Retailing)		25,030	1,316,828
Walmart, Inc. (Food & Staples Retailing)		48,164	6,792,087
			74,649,365
Energy–2.8%
APA Corp. (Oil, Gas & Consumable Fuels)		13,119	283,764
Baker Hughes Co. (Energy Equip. & Svs.)		25,745	588,788
Cabot Oil & Gas Corp. (Oil, Gas & Consumable Fuels)		13,642	238,189
Chevron Corp. (Oil, Gas & Consumable Fuels)		67,801	7,101,477
ConocoPhillips (Oil, Gas & Consumable Fuels)		47,400	2,886,660
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		20,735	605,255
Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels)		6,338	595,075
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		20,472	1,708,184
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		148,506	9,367,758
Halliburton Co. (Energy Equip. & Svs.)		31,529	728,950
Hess Corp. (Oil, Gas & Consumable Fuels)		9,571	835,740
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)		68,294	1,245,000
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)		27,528	374,931
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)		22,274	1,345,795
NOV, Inc. (Energy Equip. & Svs.)	(a)	13,200	202,224
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		29,689	928,375
ONEOK, Inc. (Oil, Gas & Consumable Fuels)		15,743	875,940
Phillips 66 (Oil, Gas & Consumable Fuels)		15,335	1,316,050
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)		8,136	1,322,263
Schlumberger N.V. (Energy Equip. & Svs.)		48,969	1,567,498
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		14,345	1,120,057
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		42,855	1,137,800
			36,375,773
Financials–11.3%
Aflac, Inc. (Insurance)		22,274	1,195,223
Allstate Corp. / The (Insurance)		10,433	1,360,880
Common Stocks (Continued)		Shares	Value
Financials (continued)
American Express Co. (Consumer Finance)		22,822	$ 3,770,879
American International Group, Inc. (Insurance)		30,204	1,437,710
Ameriprise Financial, Inc. (Capital Markets)		4,097	1,019,661
Aon PLC Class A (Insurance)		7,911	1,888,830
Arthur J. Gallagher & Co. (Insurance)		7,178	1,005,494
Assurant, Inc. (Insurance)		2,149	335,631
Bank of America Corp. (Banks)		264,500	10,905,335
Bank of New York Mellon Corp. / The (Capital Markets)		28,324	1,451,038
Berkshire Hathaway, Inc. Class B (Diversified Financial Svs.)	(a)	66,466	18,472,231
BlackRock, Inc. (Capital Markets)		4,972	4,350,351
Capital One Financial Corp. (Consumer Finance)		15,842	2,450,599
CBOE Global Markets, Inc. (Capital Markets)		3,734	444,533
Charles Schwab Corp. / The (Capital Markets)		52,595	3,829,442
Chubb Ltd. (Insurance)		15,789	2,509,504
Cincinnati Financial Corp. (Insurance)		5,293	617,270
Citigroup, Inc. (Banks)		72,528	5,131,356
Citizens Financial Group, Inc. (Banks)		14,787	678,280
CME Group, Inc. (Capital Markets)		12,595	2,678,705
Comerica, Inc. (Banks)		4,861	346,784
Discover Financial Services (Consumer Finance)		10,680	1,263,337
Everest Re Group Ltd. (Insurance)		1,416	356,846
Fifth Third Bancorp (Banks)		24,794	947,875
First Republic Bank (Banks)		6,197	1,159,892
Franklin Resources, Inc. (Capital Markets)		9,333	298,563
Globe Life, Inc. (Insurance)		3,365	320,516
Goldman Sachs Group, Inc. / The (Capital Markets)		11,933	4,528,931
Hartford Financial Services Group, Inc. / The (Insurance)		12,407	768,862
Huntington Bancshares, Inc. (Banks)		51,995	741,969
Intercontinental Exchange, Inc. (Capital Markets)		19,737	2,342,782
Invesco Ltd. (Capital Markets)		13,255	354,306
JPMorgan Chase & Co. (Banks)		106,175	16,514,459
KeyCorp (Banks)		33,688	695,657
Lincoln National Corp. (Insurance)		6,237	391,933
Loews Corp. (Insurance)		7,752	423,647
M&T Bank Corp. (Banks)		4,503	654,331
MarketAxess Holdings, Inc. (Capital Markets)		1,340	621,211
Marsh & McLennan Cos., Inc. (Insurance)		17,841	2,509,872
MetLife, Inc. (Insurance)		26,210	1,568,668
Moody's Corp. (Capital Markets)		5,633	2,041,230
Morgan Stanley (Capital Markets)		52,196	4,785,851
MSCI, Inc. (Capital Markets)		2,904	1,548,064
Nasdaq, Inc. (Capital Markets)		3,990	701,442
Northern Trust Corp. (Capital Markets)		7,366	851,657
People's United Financial, Inc. (Banks)		15,347	263,048
PNC Financial Services Group, Inc. / The (Banks)		14,901	2,842,515
Principal Financial Group, Inc. (Insurance)		8,796	555,819
Progressive Corp. / The (Insurance)		20,505	2,013,796
Prudential Financial, Inc. (Insurance)		13,840	1,418,185
Raymond James Financial, Inc. (Capital Markets)		4,263	553,764
Regions Financial Corp. (Banks)		33,939	684,889
S&P Global, Inc. (Capital Markets)		8,451	3,468,713
State Street Corp. (Capital Markets)		12,174	1,001,677
SVB Financial Group (Banks)	(a)	1,918	1,067,233
Synchrony Financial (Consumer Finance)		19,002	921,977
T. Rowe Price Group, Inc. (Capital Markets)		7,950	1,573,861
Travelers Cos., Inc. / The (Insurance)		8,782	1,314,753
Truist Financial Corp. (Banks)		47,190	2,619,045
U.S. Bancorp (Banks)		47,568	2,709,949
Unum Group (Insurance)		7,305	207,462
W.R. Berkley Corp. (Insurance)		4,983	370,885

(continued)

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio (Continued)
Schedule of Investments	June 30, 2021 (Unaudited)
Common Stocks (Continued)		Shares	Value
Financials (continued)
Wells Fargo & Co. (Banks)		145,004	$ 6,567,231
Willis Towers Watson PLC (Insurance)		4,493	1,033,480
Zions Bancorp N.A. (Banks)		5,756	304,262
			143,764,181
Health Care–13.0%
Abbott Laboratories (Health Care Equip. & Supplies)		62,335	7,226,497
AbbVie, Inc. (Biotechnology)		61,948	6,977,823
ABIOMED, Inc. (Health Care Equip. & Supplies)	(a)	1,569	489,701
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)		10,620	1,569,742
Alexion Pharmaceuticals, Inc. (Biotechnology)	(a)	7,790	1,431,101
Align Technology, Inc. (Health Care Equip. & Supplies)	(a)	2,524	1,542,164
AmerisourceBergen Corp. (Health Care Providers & Svs.)		5,188	593,974
Amgen, Inc. (Biotechnology)		20,153	4,912,294
Anthem, Inc. (Health Care Providers & Svs.)		8,593	3,280,807
Baxter International, Inc. (Health Care Equip. & Supplies)		17,690	1,424,045
Becton Dickinson and Co. (Health Care Equip. & Supplies)		10,194	2,479,079
Biogen, Inc. (Biotechnology)	(a)	5,276	1,826,920
Bio-Rad Laboratories, Inc. Class A (Life Sciences Tools & Svs.)	(a)	764	492,238
Boston Scientific Corp. (Health Care Equip. & Supplies)	(a)	49,861	2,132,056
Bristol-Myers Squibb Co. (Pharmaceuticals)		78,379	5,237,285
Cardinal Health, Inc. (Health Care Providers & Svs.)		10,158	579,920
Catalent, Inc. (Pharmaceuticals)	(a)	5,932	641,368
Centene Corp. (Health Care Providers & Svs.)	(a)	20,440	1,490,689
Cerner Corp. (Health Care Technology)		10,568	825,995
Charles River Laboratories International, Inc. (Life Sciences Tools & Svs.)	(a)	1,769	654,388
Cigna Corp. (Health Care Providers & Svs.)		12,043	2,855,034
Cooper Cos., Inc. / The (Health Care Equip. & Supplies)		1,735	687,528
CVS Health Corp. (Health Care Providers & Svs.)		46,212	3,855,929
Danaher Corp. (Health Care Equip. & Supplies)		22,271	5,976,646
DaVita, Inc. (Health Care Providers & Svs.)	(a)	2,469	297,342
DENTSPLY SIRONA, Inc. (Health Care Equip. & Supplies)		7,569	478,815
Dexcom, Inc. (Health Care Equip. & Supplies)	(a)	3,382	1,444,114
Edwards Lifesciences Corp. (Health Care Equip. & Supplies)	(a)	21,810	2,258,862
Eli Lilly & Co. (Pharmaceuticals)		27,923	6,408,887
Gilead Sciences, Inc. (Biotechnology)		44,008	3,030,391
HCA Healthcare, Inc. (Health Care Providers & Svs.)		9,206	1,903,248
Henry Schein, Inc. (Health Care Providers & Svs.)	(a)	4,845	359,451
Hologic, Inc. (Health Care Equip. & Supplies)	(a)	9,053	604,016
Humana, Inc. (Health Care Providers & Svs.)		4,514	1,998,438
IDEXX Laboratories, Inc. (Health Care Equip. & Supplies)	(a)	2,993	1,890,229
Illumina, Inc. (Life Sciences Tools & Svs.)	(a)	5,117	2,421,416
Incyte Corp. (Biotechnology)	(a)	6,542	550,378
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a)	4,155	3,821,104
IQVIA Holdings, Inc. (Life Sciences Tools & Svs.)	(a)	6,711	1,626,210
Johnson & Johnson (Pharmaceuticals)		92,372	15,217,363
Laboratory Corp. of America Holdings (Health Care Providers & Svs.)	(a)	3,409	940,373
Common Stocks (Continued)		Shares	Value
Health Care (continued)
McKesson Corp. (Health Care Providers & Svs.)		5,580	$ 1,067,119
Medtronic PLC (Health Care Equip. & Supplies)		47,198	5,858,688
Merck & Co., Inc. (Pharmaceuticals)		88,854	6,910,176
Mettler-Toledo International, Inc. (Life Sciences Tools & Svs.)	(a)	821	1,137,364
Organon & Co. (Pharmaceuticals)	(a)	8,930	270,222
PerkinElmer, Inc. (Life Sciences Tools & Svs.)		3,948	609,611
Perrigo Co. PLC (Pharmaceuticals)		4,544	208,342
Pfizer, Inc. (Pharmaceuticals)		196,388	7,690,554
Quest Diagnostics, Inc. (Health Care Providers & Svs.)		4,543	599,540
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	3,674	2,052,076
ResMed, Inc. (Health Care Equip. & Supplies)		5,089	1,254,540
STERIS PLC (Health Care Equip. & Supplies)		3,445	710,703
Stryker Corp. (Health Care Equip. & Supplies)		11,496	2,985,856
Teleflex, Inc. (Health Care Equip. & Supplies)		1,648	662,150
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		13,783	6,953,110
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		33,107	13,257,367
Universal Health Services, Inc. Class B (Health Care Providers & Svs.)		2,775	406,343
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	9,083	1,831,405
Viatris, Inc. (Pharmaceuticals)		42,094	601,523
Waters Corp. (Life Sciences Tools & Svs.)	(a)	2,170	749,974
West Pharmaceutical Services, Inc. (Health Care Equip. & Supplies)		2,607	936,174
Zimmer Biomet Holdings, Inc. (Health Care Equip. & Supplies)		7,273	1,169,644
Zoetis, Inc. (Pharmaceuticals)		16,657	3,104,198
			165,460,539
Industrials–8.5%
3M Co. (Industrial Conglomerates)		20,341	4,040,333
A.O. Smith Corp. (Building Products)		4,702	338,826
Alaska Air Group, Inc. (Airlines)	(a)	4,327	260,961
Allegion PLC (Building Products)		3,192	444,646
American Airlines Group, Inc. (Airlines)	(a)	22,533	477,925
AMETEK, Inc. (Electrical Equip.)		8,080	1,078,680
Boeing Co. / The (Aerospace & Defense)	(a)	19,291	4,621,352
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)		4,593	430,226
Carrier Global Corp. (Building Products)		28,519	1,386,023
Caterpillar, Inc. (Machinery)		19,213	4,181,325
Cintas Corp. (Commercial Svs. & Supplies)		3,091	1,180,762
Copart, Inc. (Commercial Svs. & Supplies)	(a)	7,322	965,259
CSX Corp. (Road & Rail)		79,717	2,557,321
Cummins, Inc. (Machinery)		5,100	1,243,431
Deere & Co. (Machinery)		10,940	3,858,647
Delta Air Lines, Inc. (Airlines)	(a)	22,588	977,157
Dover Corp. (Machinery)		5,003	753,452
Eaton Corp. PLC (Electrical Equip.)		14,037	2,080,003
Emerson Electric Co. (Electrical Equip.)		20,998	2,020,848
Equifax, Inc. (Professional Svs.)		4,274	1,023,666
Expeditors International of Washington, Inc. (Air Freight & Logistics)		5,887	745,294
Fastenal Co. (Trading Companies & Distributors)		20,075	1,043,900
FedEx Corp. (Air Freight & Logistics)		8,576	2,558,478
Fortive Corp. (Machinery)		11,975	835,137
Fortune Brands Home & Security, Inc. (Building Products)		4,896	487,691
Generac Holdings, Inc. (Electrical Equip.)	(a)	2,203	914,575
General Dynamics Corp. (Aerospace & Defense)		7,989	1,504,009
General Electric Co. (Industrial Conglomerates)		307,958	4,145,115

(continued)

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio (Continued)
Schedule of Investments	June 30, 2021 (Unaudited)
Common Stocks (Continued)		Shares	Value
Industrials (continued)
Honeywell International, Inc. (Industrial Conglomerates)		24,358	$ 5,342,927
Howmet Aerospace, Inc. (Aerospace & Defense)	(a)	13,843	477,168
Huntington Ingalls Industries, Inc. (Aerospace & Defense)		1,408	296,736
IDEX Corp. (Machinery)		2,674	588,414
IHS Markit Ltd. (Professional Svs.)		13,140	1,480,352
Illinois Tool Works, Inc. (Machinery)		10,069	2,251,026
Ingersoll Rand, Inc. (Machinery)	(a)	13,163	642,486
J.B. Hunt Transport Services, Inc. (Road & Rail)		2,947	480,214
Jacobs Engineering Group, Inc. (Construction & Engineering)		4,603	614,132
Johnson Controls International PLC (Building Products)		25,075	1,720,897
Kansas City Southern (Road & Rail)		3,163	896,299
L3Harris Technologies, Inc. (Aerospace & Defense)		7,215	1,559,522
Lockheed Martin Corp. (Aerospace & Defense)		8,584	3,247,756
Masco Corp. (Building Products)		9,024	531,604
Nielsen Holdings PLC (Professional Svs.)		12,544	309,461
Norfolk Southern Corp. (Road & Rail)		8,775	2,328,973
Northrop Grumman Corp. (Aerospace & Defense)		5,254	1,909,461
Old Dominion Freight Line, Inc. (Road & Rail)		3,359	852,514
Otis Worldwide Corp. (Machinery)		14,242	1,164,568
PACCAR, Inc. (Machinery)		12,243	1,092,688
Parker-Hannifin Corp. (Machinery)		4,505	1,383,531
Pentair PLC (Machinery)		5,857	395,289
Quanta Services, Inc. (Construction & Engineering)		4,970	450,133
Raytheon Technologies Corp. (Aerospace & Defense)		53,137	4,533,118
Republic Services, Inc. (Commercial Svs. & Supplies)		7,440	818,474
Robert Half International, Inc. (Professional Svs.)		3,978	353,923
Rockwell Automation, Inc. (Electrical Equip.)		4,066	1,162,957
Rollins, Inc. (Commercial Svs. & Supplies)		7,580	259,236
Roper Technologies, Inc. (Industrial Conglomerates)		3,686	1,733,157
Snap-on, Inc. (Machinery)		1,887	421,612
Southwest Airlines Co. (Airlines)	(a)	20,840	1,106,396
Stanley Black & Decker, Inc. (Machinery)		5,688	1,165,983
Teledyne Technologies, Inc. (Aerospace & Defense)	(a)	1,617	677,248
Textron, Inc. (Aerospace & Defense)		8,004	550,435
Trane Technologies PLC (Building Products)		8,381	1,543,277
TransDigm Group, Inc. (Aerospace & Defense)	(a)	1,919	1,242,150
Union Pacific Corp. (Road & Rail)		23,306	5,125,689
United Airlines Holdings, Inc. (Airlines)	(a)	11,281	589,884
United Parcel Service, Inc. Class B (Air Freight & Logistics)		25,382	5,278,695
United Rentals, Inc. (Trading Companies & Distributors)	(a)	2,531	807,414
Verisk Analytics, Inc. (Professional Svs.)		5,688	993,807
W.W. Grainger, Inc. (Trading Companies & Distributors)		1,527	668,826
Waste Management, Inc. (Commercial Svs. & Supplies)		13,609	1,906,757
Westinghouse Air Brake Technologies Corp. (Machinery)		6,313	519,560
Xylem, Inc. (Machinery)		6,300	755,748
			108,385,539
Information Technology–27.4%
Accenture PLC Class A (IT Svs.)		22,290	6,570,869
Adobe, Inc. (Software)	(a)	16,764	9,817,669
Common Stocks (Continued)		Shares	Value
Information Technology (continued)
Advanced Micro Devices, Inc. (Semiconductors & Equip.)	(a)	42,625	$ 4,003,766
Akamai Technologies, Inc. (IT Svs.)	(a)	5,680	662,288
Amphenol Corp. Class A (Electronic Equip., Instr. & Comp.)		20,846	1,426,075
Analog Devices, Inc. (Semiconductors & Equip.)		12,919	2,224,135
ANSYS, Inc. (Software)	(a)	3,065	1,063,739
Apple, Inc. (Tech. Hardware, Storage & Periph.)		550,219	75,357,994
Applied Materials, Inc. (Semiconductors & Equip.)		32,180	4,582,432
Arista Networks, Inc. (Communications Equip.)	(a)	1,912	692,737
Autodesk, Inc. (Software)	(a)	7,712	2,251,133
Automatic Data Processing, Inc. (IT Svs.)		14,926	2,964,602
Broadcom, Inc. (Semiconductors & Equip.)		14,316	6,826,442
Broadridge Financial Solutions, Inc. (IT Svs.)		4,114	664,534
Cadence Design Systems, Inc. (Software)	(a)	9,733	1,331,669
CDW Corp. (Electronic Equip., Instr. & Comp.)		4,879	852,117
Cisco Systems, Inc. (Communications Equip.)		147,859	7,836,527
Citrix Systems, Inc. (Software)		4,419	518,216
Cognizant Technology Solutions Corp. Class A (IT Svs.)		18,568	1,286,020
Corning, Inc. (Electronic Equip., Instr. & Comp.)		27,215	1,113,094
DXC Technology Co. (IT Svs.)	(a)	9,093	354,081
Enphase Energy, Inc. (Semiconductors & Equip.)	(a)	4,796	880,690
F5 Networks, Inc. (Communications Equip.)	(a)	2,055	383,586
Fidelity National Information Services, Inc. (IT Svs.)		21,756	3,082,173
Fiserv, Inc. (IT Svs.)	(a)	20,877	2,231,543
FleetCor Technologies, Inc. (IT Svs.)	(a)	2,934	751,280
Fortinet, Inc. (Software)	(a)	4,753	1,132,117
Gartner, Inc. (IT Svs.)	(a)	3,040	736,288
Global Payments, Inc. (IT Svs.)		10,334	1,938,038
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)		46,188	673,421
HP, Inc. (Tech. Hardware, Storage & Periph.)		42,094	1,270,818
Intel Corp. (Semiconductors & Equip.)		141,639	7,951,614
International Business Machines Corp. (IT Svs.)		31,349	4,595,450
Intuit, Inc. (Software)		9,583	4,697,299
IPG Photonics Corp. (Electronic Equip., Instr. & Comp.)	(a)	1,286	271,050
Jack Henry & Associates, Inc. (IT Svs.)		2,602	425,453
Juniper Networks, Inc. (Communications Equip.)		11,425	312,474
Keysight Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a)	6,477	1,000,114
KLA Corp. (Semiconductors & Equip.)		5,375	1,742,629
Lam Research Corp. (Semiconductors & Equip.)		5,002	3,254,801
Leidos Holdings, Inc. (IT Svs.)		4,653	470,418
Mastercard, Inc. Class A (IT Svs.)		30,682	11,201,691
Maxim Integrated Products, Inc. (Semiconductors & Equip.)		9,442	994,809
Microchip Technology, Inc. (Semiconductors & Equip.)		9,560	1,431,514
Micron Technology, Inc. (Semiconductors & Equip.)	(a)	39,343	3,343,368
Microsoft Corp. (Software)		264,176	71,565,278
Monolithic Power Systems, Inc. (Semiconductors & Equip.)		1,520	567,644
Motorola Solutions, Inc. (Communications Equip.)		5,987	1,298,281
NetApp, Inc. (Tech. Hardware, Storage & Periph.)		7,823	640,078
NortonLifeLock, Inc. (Software)		20,441	556,404
NVIDIA Corp. (Semiconductors & Equip.)		21,852	17,483,785

(continued)

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio (Continued)
Schedule of Investments	June 30, 2021 (Unaudited)
Common Stocks (Continued)		Shares	Value
Information Technology (continued)
NXP Semiconductors N.V. (Semiconductors & Equip.)		9,670	$ 1,989,312
Oracle Corp. (Software)		63,715	4,959,576
Paychex, Inc. (IT Svs.)		11,211	1,202,940
Paycom Software, Inc. (Software)	(a)	1,707	620,443
PayPal Holdings, Inc. (IT Svs.)	(a)	41,206	12,010,725
PTC, Inc. (Software)	(a)	3,686	520,684
Qorvo, Inc. (Semiconductors & Equip.)	(a)	3,945	771,839
QUALCOMM, Inc. (Semiconductors & Equip.)		39,561	5,654,454
salesforce.com, Inc. (Software)	(a)	32,480	7,933,890
Seagate Technology Holdings PLC (Tech. Hardware, Storage & Periph.)		6,961	612,081
ServiceNow, Inc. (Software)	(a)	6,927	3,806,733
Skyworks Solutions, Inc. (Semiconductors & Equip.)		5,769	1,106,206
Synopsys, Inc. (Software)	(a)	5,349	1,475,201
TE Connectivity Ltd. (Electronic Equip., Instr. & Comp.)		11,576	1,565,191
Teradyne, Inc. (Semiconductors & Equip.)		5,869	786,211
Texas Instruments, Inc. (Semiconductors & Equip.)		32,372	6,225,136
Trimble, Inc. (Electronic Equip., Instr. & Comp.)	(a)	8,845	723,786
Tyler Technologies, Inc. (Software)	(a)	1,428	645,984
VeriSign, Inc. (IT Svs.)	(a)	3,456	786,897
Visa, Inc. (IT Svs.)		59,336	13,873,944
Western Digital Corp. (Tech. Hardware, Storage & Periph.)	(a)	10,784	767,497
Western Union Co. / The (IT Svs.)		14,557	334,374
Xilinx, Inc. (Semiconductors & Equip.)		8,669	1,253,884
Zebra Technologies Corp. Class A (Electronic Equip., Instr. & Comp.)	(a)	1,874	992,264
			349,903,499
Materials–2.6%
Air Products & Chemicals, Inc. (Chemicals)		7,755	2,230,958
Albemarle Corp. (Chemicals)		4,051	682,432
Amcor PLC (Containers & Packaging)		54,546	625,097
Avery Dennison Corp. (Containers & Packaging)		2,934	616,844
Ball Corp. (Containers & Packaging)		11,444	927,193
Celanese Corp. (Chemicals)		3,947	598,365
CF Industries Holdings, Inc. (Chemicals)		7,531	387,470
Corteva, Inc. (Chemicals)		25,801	1,144,274
Dow, Inc. (Chemicals)		26,249	1,661,037
DuPont de Nemours, Inc. (Chemicals)		18,622	1,441,529
Eastman Chemical Co. (Chemicals)		4,809	561,451
Ecolab, Inc. (Chemicals)		8,697	1,791,321
FMC Corp. (Chemicals)		4,511	488,090
Freeport-McMoRan, Inc. (Metals & Mining)		51,421	1,908,233
International Flavors & Fragrances, Inc. (Chemicals)		8,712	1,301,573
International Paper Co. (Containers & Packaging)		13,640	836,268
Linde PLC (Chemicals)		18,254	5,277,232
LyondellBasell Industries N.V. Class A (Chemicals)		9,106	936,734
Martin Marietta Materials, Inc. (Construction Materials)		2,190	770,464
Mosaic Co. / The (Chemicals)		12,190	388,983
Newmont Corp. (Metals & Mining)		28,144	1,783,767
Nucor Corp. (Metals & Mining)		10,434	1,000,934
Packaging Corp. of America (Containers & Packaging)		3,319	449,459
PPG Industries, Inc. (Chemicals)		8,326	1,413,505
Sealed Air Corp. (Containers & Packaging)		5,305	314,321
Sherwin-Williams Co. / The (Chemicals)		8,402	2,289,125
Vulcan Materials Co. (Construction Materials)		4,614	803,159
Westrock Co. (Containers & Packaging)		9,241	491,806
			33,121,624
Common Stocks (Continued)		Shares	Value
Real Estate–2.6%
Alexandria Real Estate Equities, Inc. (Equity REIT)		4,822	$ 877,315
American Tower Corp. (Equity REIT)		15,969	4,313,866
AvalonBay Communities, Inc. (Equity REIT)		4,928	1,028,424
Boston Properties, Inc. (Equity REIT)		4,953	567,564
CBRE Group, Inc. Class A (Real Estate Mgmt. & Development)	(a)	11,820	1,013,329
Crown Castle International Corp. (Equity REIT)		15,190	2,963,569
Digital Realty Trust, Inc. (Equity REIT)		9,849	1,481,880
Duke Realty Corp. (Equity REIT)		13,248	627,293
Equinix, Inc. (Equity REIT)		3,148	2,526,585
Equity Residential (Equity REIT)		12,093	931,161
Essex Property Trust, Inc. (Equity REIT)		2,272	681,623
Extra Space Storage, Inc. (Equity REIT)		4,648	761,435
Federal Realty Investment Trust (Equity REIT)		2,494	292,222
Healthpeak Properties, Inc. (Equity REIT)		18,689	622,157
Host Hotels & Resorts, Inc. (Equity REIT)	(a)	24,385	416,740
Iron Mountain, Inc. (Equity REIT)		9,970	421,930
Kimco Realty Corp. (Equity REIT)		15,131	315,481
Mid-America Apartment Communities, Inc. (Equity REIT)		3,970	668,627
Prologis, Inc. (Equity REIT)		26,000	3,107,780
Public Storage (Equity REIT)		5,358	1,611,097
Realty Income Corp. (Equity REIT)		13,153	877,831
Regency Centers Corp. (Equity REIT)		5,495	352,065
SBA Communications Corp. (Equity REIT)		3,817	1,216,478
Simon Property Group, Inc. (Equity REIT)		11,537	1,505,348
UDR, Inc. (Equity REIT)		10,347	506,796
Ventas, Inc. (Equity REIT)		13,227	755,262
Vornado Realty Trust (Equity REIT)		5,376	250,898
Welltower, Inc. (Equity REIT)		14,632	1,215,919
Weyerhaeuser Co. (Equity REIT)		26,419	909,342
			32,820,017
Utilities–2.4%
AES Corp. / The (Ind. Power & Renewable Elec.)		23,615	615,643
Alliant Energy Corp. (Electric Utilities)		8,654	482,547
Ameren Corp. (Multi-Utilities)		8,949	716,278
American Electric Power Co., Inc. (Electric Utilities)		17,613	1,489,884
American Water Works Co., Inc. (Water Utilities)		6,330	975,643
Atmos Energy Corp. (Gas Utilities)		4,522	434,609
CenterPoint Energy, Inc. (Multi-Utilities)		20,376	499,620
CMS Energy Corp. (Multi-Utilities)		10,049	593,695
Consolidated Edison, Inc. (Multi-Utilities)		12,022	862,218
Dominion Energy, Inc. (Multi-Utilities)		28,249	2,078,279
DTE Energy Co. (Multi-Utilities)		6,850	887,760
Duke Energy Corp. (Electric Utilities)		26,995	2,664,946
Edison International (Electric Utilities)		13,281	767,908
Entergy Corp. (Electric Utilities)		6,971	695,009
Evergy, Inc. (Electric Utilities)		7,941	479,875
Eversource Energy (Electric Utilities)		11,992	962,238
Exelon Corp. (Electric Utilities)		34,259	1,518,016
FirstEnergy Corp. (Electric Utilities)		18,997	706,878
NextEra Energy, Inc. (Electric Utilities)		68,905	5,049,358
NiSource, Inc. (Multi-Utilities)		13,444	329,378
NRG Energy, Inc. (Ind. Power & Renewable Elec.)		8,523	343,477
Pinnacle West Capital Corp. (Electric Utilities)		3,947	323,536
PPL Corp. (Electric Utilities)		26,890	752,113
Public Service Enterprise Group, Inc. (Multi-Utilities)		17,791	1,062,834
Sempra Energy (Multi-Utilities)		11,086	1,468,673
Southern Co. / The (Electric Utilities)		37,295	2,256,721

(continued)

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio (Continued)
Schedule of Investments	June 30, 2021 (Unaudited)
Common Stocks (Continued)	Shares	Value
Utilities (continued)
WEC Energy Group, Inc. (Multi-Utilities)	11,135	$ 990,458
Xcel Energy, Inc. (Electric Utilities)	18,847	1,241,640
		31,249,234
Total Common Stocks (Cost $762,138,135)		$1,274,162,571

Money Market Funds–0.1%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 0.055%	(c)	1,299,554	$ 1,299,944
Total Money Market Funds (Cost $1,299,944)			$ 1,299,944
Total Investments – 99.8% (Cost $763,438,079)	(d)		$1,275,462,515
Other Assets in Excess of Liabilities – 0.2%	(e)		2,351,920
Net Assets – 100.0%			$1,277,814,435
Percentages are stated as a percent of net assets.

Footnotes:
(a)	Non-income producing security.
(b)	Issuer of the security has the option to make coupon payments in cash or in additional par value of this bond (Payment-in-Kind).
(c)	Rate represents the seven-day yield at June 30, 2021.
(d)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
(e)	Includes $649,000 of cash pledged as collateral for the futures contracts outstanding at June 30, 2021. See also the following Schedule of Open Futures Contracts.
The accompanying notes are an integral part of these financial statements.
Schedule of Open Futures Contracts	June 30, 2021 (Unaudited)

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini S&P 500 Index - Long	59	September 17, 2021	$12,609,225	$12,651,370	$42,145	$17,203
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Value Portfolio (Unaudited)
Objective/Strategy
The ON BlackRock Advantage Large Cap Value Portfolio seeks growth of capital by investing under normal circumstances, at least 80% of its net assets in stocks of large capitalization companies with market capitalizations at the time of investment that are within the range of market capitalizations of the companies in the Russell 1000® Value Index for the previous twelve months.
Performance as of June 30, 2021
Average Annual returns
One year	42.10%
Five years	7.74%
Ten years	10.37%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.74% per the Fund’s prospectus dated May 1, 2021. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2021 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the six-month period ended June 30, 2021, the Portfolio returned 16.83% versus 17.05% for its benchmark, the Russell 1000® Value Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  Performance from macro thematic insights was mixed, slightly offsetting gains for the period. An insight that restricts the Portfolio from holding similar positions to predominantly factor-focused competitor quant funds also detracted. The signal unsurprisingly struggled in the first quarter, as the performance of many traditional value funds rebounded. Additionally, stability related measures with a preference for lower risk and lower levered stocks underperformed amidst the risk-on market tone.
Capturing reflationary themes became a dominant driver of performance in the Portfolio. This was highlighted through the Portfolio’s fundamental insights, which performed well amidst the market style shift. Traditional value measures that evaluate balance sheet information and prioritize companies with high earnings yield aided gains.
In the first quarter, fundamental value measures fared well amidst the style preference shift in the marketplace. Throughout the period, nontraditional fundamental value measures, such as Environmental, Social, and Corporate Governance (“ESG”) related insights, were also top contributors. Specifically, an insight that looks to capture investor flows into ESG-related positions was one of the best performing insights, as it was able to follow the broader sustainability market trend. Other transition related ESG measures that evaluate “green” patent filings further aided performance.
Elsewhere, sentiment measures provided gains, led by insights that capture views across market participants. Notably, an insight that looks to fixed income markets delivered gains given interest rate volatility. These insights evaluate discrepancies between corporate bond valuations and their equity valuation counterparts, and the rising rates highlighted certain mispricings, leading to an opportunity for excess returns relative to the benchmark holdings. (1)
Q.  How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For stock selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?
A.  The portfolio management team targets a relatively sector-neutral approach and seeks to derive the majority of any excess return from security selection. That being said, an overweight to Financials aided relative performance. Security selection within Communication Services and Real Estate was additive, while selection within Consumer Discretionary and Financials detracted.  (1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  The Portfolio’s overweight position in Discovery, Inc. Class A was a top contributor to relative performance, as the stock performed well with the success of its new streaming service. An overweight to oilfield services company Schlumberger N.V. was also a top contributor, as the stock benefitted from the broader commodity rally witnessed during the period.
In contrast, an underweight to Exxon Mobil Corp. was a key detractor from relative performance, as the company benefitted from the commodities rally witnessed during the period. Further hindering results was an overweight stance in consumer products company Colgate-Palmolive Co., as the stock underperformed the broader market. (1)
Q.  How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?
A.  Pursuant to the Portfolio’s investment strategy, futures contracts were used to prevent a cash drag on performance. The futures did not meaningfully impact relative performance, however, due to their index characteristics and size in relation to the Portfolio’s net assets.
The Portfolio participated in two IPOs, Qualtrics International, Inc. and UiPath, Inc., which in aggregate contributed three basis points to absolute return during the period. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2021.

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Value Portfolio (Unaudited) (Continued)
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected and historical growth rates.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.
Portfolio Composition as of June 30, 2021 (1)
% of Net Assets
Common Stocks (4)	97.1
Money Market Funds and Other Net Assets	2.9
100.0

Top 10 Portfolio Holdings as of June 30, 2021 (1) (2) (3)
		% of Net Assets
1.	Johnson & Johnson	3.2
2.	JPMorgan Chase & Co.	1.8
3.	Intel Corp.	1.8
4.	Morgan Stanley	1.8
5.	Honeywell International, Inc.	1.6
6.	Chevron Corp.	1.6
7.	Gilead Sciences, Inc.	1.6
8.	Alphabet, Inc. Class A	1.5
9.	Prologis, Inc.	1.5
10.	Berkshire Hathaway, Inc. Class B	1.5

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):

% of Net Assets
Financials	19.9
Health Care	15.8
Industrials	12.6
Information Technology	10.9
Communication Services	7.4
Consumer Discretionary	6.4
Consumer Staples	6.0
Energy	6.0
Utilities	5.6
Real Estate	3.4
Materials	3.1
97.1

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Value Portfolio
Schedule of Investments	June 30, 2021 (Unaudited)
Common Stocks–97.1%		Shares	Value
Communication Services–7.4%
Alphabet, Inc. Class A (Interactive Media & Svs.)	(a)	2,026	$ 4,947,067
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a)	605	1,516,324
AT&T, Inc. (Diversified Telecom. Svs.)		159,317	4,585,143
Comcast Corp. Class A (Media)		64,648	3,686,229
Discovery, Inc. Class A (Media)	(a)	27,190	834,189
Discovery, Inc. Class C (Media)	(a)	4,982	144,378
Fox Corp. Class A (Media)		3,673	136,378
Live Nation Entertainment, Inc. (Entertainment)	(a)	3,118	273,106
Sirius XM Holdings, Inc. (Media)		181,625	1,187,828
Spotify Technology SA (Entertainment)	(a)	1,517	418,070
Twitter, Inc. (Interactive Media & Svs.)	(a)	11,795	811,614
United States Cellular Corp. (Wireless Telecom. Svs.)	(a)	24,778	899,689
Verizon Communications, Inc. (Diversified Telecom. Svs.)		3,071	172,068
Walt Disney Co. / The (Entertainment)	(a)	21,326	3,748,471
Zynga, Inc. Class A (Entertainment)	(a)	17,049	181,231
			23,541,785
Consumer Discretionary–6.4%
Aramark (Hotels, Restaurants & Leisure)		11,719	436,533
BorgWarner, Inc. (Auto Components)		74,601	3,621,132
Bright Horizons Family Solutions, Inc. (Diversified Consumer Svs.)	(a)	401	58,991
Genuine Parts Co. (Distributors)		17,408	2,201,590
International Game Technology PLC (Hotels, Restaurants & Leisure)	(a)	21,775	521,729
iRobot Corp. (Household Durables)	(a)	1,346	125,703
Levi Strauss & Co. Class A (Textiles, Apparel & Luxury Goods)		3,554	98,517
Lithia Motors, Inc. Class A (Specialty Retail)		128	43,986
Marriott Vacations Worldwide Corp. (Hotels, Restaurants & Leisure)	(a)	860	136,998
McDonald's Corp. (Hotels, Restaurants & Leisure)		13,205	3,050,223
Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)		5,495	647,366
Shake Shack, Inc. Class A (Hotels, Restaurants & Leisure)	(a)	7,362	787,881
Six Flags Entertainment Corp. (Hotels, Restaurants & Leisure)	(a)	30,211	1,307,532
Target Corp. (Multiline Retail)		14,578	3,524,086
Terminix Global Holdings, Inc. (Diversified Consumer Svs.)	(a)	25,921	1,236,691
Under Armour, Inc. Class C (Textiles, Apparel & Luxury Goods)	(a)	3,056	56,750
Wyndham Hotels & Resorts, Inc. (Hotels, Restaurants & Leisure)		10,598	766,129
Wynn Resorts Ltd. (Hotels, Restaurants & Leisure)	(a)	14,387	1,759,530
			20,381,367
Consumer Staples–6.0%
Bunge Ltd. (Food Products)		5,317	415,524
Colgate-Palmolive Co. (Household Products)		38,578	3,138,320
Conagra Brands, Inc. (Food Products)		42,899	1,560,666
Costco Wholesale Corp. (Food & Staples Retailing)		9,096	3,599,014
Estee Lauder Cos., Inc. / The Class A (Personal Products)		1,415	450,083
Herbalife Nutrition Ltd. (Personal Products)	(a)	6,784	357,720
Hershey Co. / The (Food Products)		18,494	3,221,285
Kellogg Co. (Food Products)		17,238	1,108,920
McCormick & Co., Inc. (Food Products)		6,001	530,008
Molson Coors Beverage Co. Class B (Beverages)	(a)	14,320	768,841
PepsiCo, Inc. (Beverages)		13,280	1,967,698
Common Stocks (Continued)		Shares	Value
Consumer Staples (continued)
Performance Food Group Co. (Food & Staples Retailing)	(a)	3,395	$ 164,624
Procter & Gamble Co. / The (Household Products)		13,391	1,806,848
			19,089,551
Energy–6.0%
Antero Midstream Corp. (Oil, Gas & Consumable Fuels)		15,733	163,466
ChampionX Corp. (Energy Equip. & Svs.)	(a)	11,114	285,074
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)		4,718	244,959
Chevron Corp. (Oil, Gas & Consumable Fuels)		47,681	4,994,108
Continental Resources, Inc. (Oil, Gas & Consumable Fuels)		2,113	80,357
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		9,082	265,104
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		23,802	1,986,039
EQT Corp. (Oil, Gas & Consumable Fuels)	(a)	3,113	69,295
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		11,438	721,509
Hess Corp. (Oil, Gas & Consumable Fuels)		18,168	1,586,430
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)		126,619	2,308,264
NOV, Inc. (Energy Equip. & Svs.)	(a)	16,055	245,963
Phillips 66 (Oil, Gas & Consumable Fuels)		37,153	3,188,470
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)		801	130,178
Schlumberger N.V. (Energy Equip. & Svs.)		58,585	1,875,306
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		10,884	849,823
			18,994,345
Financials–19.9%
Ally Financial, Inc. (Consumer Finance)		72,900	3,633,336
American Express Co. (Consumer Finance)		25,412	4,198,825
American International Group, Inc. (Insurance)		2,718	129,377
Athene Holding Ltd. Class A (Insurance)	(a)	1,771	119,543
Bank of America Corp. (Banks)		35,603	1,467,912
Bank of Hawaii Corp. (Banks)		4,870	410,151
Bank of New York Mellon Corp. / The (Capital Markets)		23,079	1,182,337
Berkshire Hathaway, Inc. Class B (Diversified Financial Svs.)	(a)	16,972	4,716,858
Charles Schwab Corp. / The (Capital Markets)		31,681	2,306,694
Citigroup, Inc. (Banks)		58,798	4,159,958
CME Group, Inc. (Capital Markets)		10,695	2,274,613
First American Financial Corp. (Insurance)		1,371	85,482
Hanover Insurance Group, Inc. / The (Insurance)		2,071	280,910
Interactive Brokers Group, Inc. Class A (Capital Markets)		3,173	208,561
Invesco Ltd. (Capital Markets)		9,619	257,116
JPMorgan Chase & Co. (Banks)		37,419	5,820,151
Marsh & McLennan Cos., Inc. (Insurance)		17,811	2,505,651
MetLife, Inc. (Insurance)		68,751	4,114,747
Morgan Stanley (Capital Markets)		61,142	5,606,110
New York Community Bancorp, Inc. (Thrifts & Mortgage Finance)		168,952	1,861,851
Pinnacle Financial Partners, Inc. (Banks)		7,578	669,062
Progressive Corp. / The (Insurance)		26,264	2,579,387
Regions Financial Corp. (Banks)		57,981	1,170,057
Santander Consumer U.S.A. Holdings, Inc. (Consumer Finance)		1,957	71,078
Signature Bank (Banks)		3,867	949,929
Stifel Financial Corp. (Capital Markets)		4,872	315,998
Travelers Cos., Inc. / The (Insurance)		24,488	3,666,098
Truist Financial Corp. (Banks)		40,156	2,228,658

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Value Portfolio (Continued)
Schedule of Investments	June 30, 2021 (Unaudited)
Common Stocks (Continued)		Shares	Value
Financials (continued)
Voya Financial, Inc. (Diversified Financial Svs.)		52,919	$ 3,254,519
Wells Fargo & Co. (Banks)		42,822	1,939,408
Willis Towers Watson PLC (Insurance)		2,001	460,270
Wintrust Financial Corp. (Banks)		8,768	663,124
			63,307,771
Health Care–15.8%
Alexion Pharmaceuticals, Inc. (Biotechnology)	(a)	1,102	202,448
Align Technology, Inc. (Health Care Equip. & Supplies)	(a)	2,192	1,339,312
AmerisourceBergen Corp. (Health Care Providers & Svs.)		6,823	781,165
Anthem, Inc. (Health Care Providers & Svs.)		3,756	1,434,041
BioMarin Pharmaceutical, Inc. (Biotechnology)	(a)	7,009	584,831
Bio-Rad Laboratories, Inc. Class A (Life Sciences Tools & Svs.)	(a)	514	331,165
Bristol-Myers Squibb Co. (Pharmaceuticals)		49,422	3,302,378
Bruker Corp. (Life Sciences Tools & Svs.)		6,188	470,164
Centene Corp. (Health Care Providers & Svs.)	(a)	5,366	391,342
Cerner Corp. (Health Care Technology)		17,730	1,385,777
Cigna Corp. (Health Care Providers & Svs.)		6,493	1,539,296
Danaher Corp. (Health Care Equip. & Supplies)		16,371	4,393,322
Dexcom, Inc. (Health Care Equip. & Supplies)	(a)	5,290	2,258,830
Envista Holdings Corp. (Health Care Equip. & Supplies)	(a)	17,667	763,391
Gilead Sciences, Inc. (Biotechnology)		72,459	4,989,527
Hill-Rom Holdings, Inc. (Health Care Equip. & Supplies)		9,259	1,051,730
Hologic, Inc. (Health Care Equip. & Supplies)	(a)	8,879	592,407
Humana, Inc. (Health Care Providers & Svs.)		2,589	1,146,202
IDEXX Laboratories, Inc. (Health Care Equip. & Supplies)	(a)	5,519	3,485,524
Johnson & Johnson (Pharmaceuticals)		61,184	10,079,452
McKesson Corp. (Health Care Providers & Svs.)		10,255	1,961,166
Perrigo Co. PLC (Pharmaceuticals)		11,001	504,396
Pfizer, Inc. (Pharmaceuticals)		62,434	2,444,915
PPD, Inc. (Life Sciences Tools & Svs.)	(a)	11,960	551,236
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	522	291,558
Tandem Diabetes Care, Inc. (Health Care Equip. & Supplies)	(a)	1,514	147,464
Teladoc Health, Inc. (Health Care Technology)	(a)	3,267	543,269
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		4,924	1,971,767
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	7,738	1,560,213
			50,498,288
Industrials–12.6%
Allegion PLC (Building Products)		7,015	977,189
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)		10,377	972,014
Carrier Global Corp. (Building Products)		17,781	864,157
Caterpillar, Inc. (Machinery)		13,175	2,867,275
Copa Holdings SA Class A (Airlines)	(a)	587	44,219
Copart, Inc. (Commercial Svs. & Supplies)	(a)	901	118,779
CSX Corp. (Road & Rail)		2,622	84,114
Curtiss-Wright Corp. (Aerospace & Defense)		1,556	184,791
Deere & Co. (Machinery)		1,819	641,579
Delta Air Lines, Inc. (Airlines)	(a)	27,078	1,171,394
EMCOR Group, Inc. (Construction & Engineering)		5,526	680,748
Emerson Electric Co. (Electrical Equip.)		1,764	169,767
Expeditors International of Washington, Inc. (Air Freight & Logistics)		24,904	3,152,846
Flowserve Corp. (Machinery)		1,898	76,527
Honeywell International, Inc. (Industrial Conglomerates)		23,945	5,252,336
Common Stocks (Continued)		Shares	Value
Industrials (continued)
IAA, Inc. (Commercial Svs. & Supplies)	(a)	38,792	$ 2,115,716
IHS Markit Ltd. (Professional Svs.)		2,811	316,687
Landstar System, Inc. (Road & Rail)		4,131	652,781
Lockheed Martin Corp. (Aerospace & Defense)		8,808	3,332,507
Mercury Systems, Inc. (Aerospace & Defense)	(a)	5,747	380,911
Oshkosh Corp. (Machinery)		7,896	984,157
Otis Worldwide Corp. (Machinery)		45,149	3,691,834
Owens Corning (Building Products)		2,775	271,673
Rockwell Automation, Inc. (Electrical Equip.)		1,119	320,056
Roper Technologies, Inc. (Industrial Conglomerates)		2,316	1,088,983
Ryder System, Inc. (Road & Rail)		31,348	2,330,097
Schneider National, Inc. Class B (Road & Rail)		41,721	908,266
SiteOne Landscape Supply, Inc. (Trading Companies & Distributors)	(a)	3,342	565,667
Trane Technologies PLC (Building Products)		20,088	3,699,004
Valmont Industries, Inc. (Construction & Engineering)		413	97,489
W.W. Grainger, Inc. (Trading Companies & Distributors)		1,230	538,740
Xylem, Inc. (Machinery)		13,737	1,647,891
			40,200,194
Information Technology–10.9%
Accenture PLC Class A (IT Svs.)		6,673	1,967,134
Adobe, Inc. (Software)	(a)	2,731	1,599,383
Alteryx, Inc. Class A (Software)	(a)	2,677	230,276
Automatic Data Processing, Inc. (IT Svs.)		10,732	2,131,590
Cisco Systems, Inc. (Communications Equip.)		811	42,983
Dell Technologies, Inc. Class C (Tech. Hardware, Storage & Periph.)	(a)	18,780	1,871,803
F5 Networks, Inc. (Communications Equip.)	(a)	3,414	637,257
Fidelity National Information Services, Inc. (IT Svs.)		28,916	4,096,530
Fiserv, Inc. (IT Svs.)	(a)	6,179	660,473
Flex Ltd. (Electronic Equip., Instr. & Comp.)	(a)	87,563	1,564,751
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)		243,049	3,543,654
HP, Inc. (Tech. Hardware, Storage & Periph.)		27,203	821,259
HubSpot, Inc. (Software)	(a)	256	149,176
Intel Corp. (Semiconductors & Equip.)		100,511	5,642,687
Intuit, Inc. (Software)		7,324	3,590,005
Mastercard, Inc. Class A (IT Svs.)		392	143,115
QUALCOMM, Inc. (Semiconductors & Equip.)		15,213	2,174,394
salesforce.com, Inc. (Software)	(a)	1,831	447,258
Silicon Laboratories, Inc. (Semiconductors & Equip.)	(a)	475	72,794
Twilio, Inc. Class A (IT Svs.)	(a)	341	134,409
UiPath, Inc. Class A (Software)	(a)	3,914	265,878
Visa, Inc. (IT Svs.)		3,280	766,930
VMware, Inc. Class A (Software)	(a)	4,025	643,879
Workday, Inc. Class A (Software)	(a)	6,007	1,434,111
			34,631,729
Materials–3.1%
Amcor PLC (Containers & Packaging)		19,183	219,837
AptarGroup, Inc. (Containers & Packaging)		449	63,237
Crown Holdings, Inc. (Containers & Packaging)		7,985	816,147
Ecolab, Inc. (Chemicals)		7,253	1,493,900
FMC Corp. (Chemicals)		2,705	292,681
Linde PLC (Chemicals)		3,140	907,774
Martin Marietta Materials, Inc. (Construction Materials)		680	239,231
PPG Industries, Inc. (Chemicals)		16,963	2,879,809

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Value Portfolio (Continued)
Schedule of Investments	June 30, 2021 (Unaudited)
Common Stocks (Continued)		Shares	Value
Materials (continued)
Reliance Steel & Aluminum Co. (Metals & Mining)		14,302	$ 2,158,172
Vulcan Materials Co. (Construction Materials)		4,076	709,509
			9,780,297
Real Estate–3.4%
Brixmor Property Group, Inc. (Equity REIT)		29,304	670,769
CBRE Group, Inc. Class A (Real Estate Mgmt. & Development)	(a)	31,617	2,710,525
Equinix, Inc. (Equity REIT)		2,227	1,787,390
Equity Residential (Equity REIT)		11,035	849,695
Prologis, Inc. (Equity REIT)		40,636	4,857,221
			10,875,600
Utilities–5.6%
AES Corp. / The (Ind. Power & Renewable Elec.)		4,800	125,136
Atmos Energy Corp. (Gas Utilities)		14,706	1,413,393
Brookfield Renewable Corp. Class A (Ind. Power & Renewable Elec.)		7,401	310,398
CMS Energy Corp. (Multi-Utilities)		17,284	1,021,139
Consolidated Edison, Inc. (Multi-Utilities)		50,637	3,631,685
Common Stocks (Continued)	Shares	Value
Utilities (continued)
DTE Energy Co. (Multi-Utilities)	17,028	$ 2,206,829
Eversource Energy (Electric Utilities)	28,933	2,321,584
NextEra Energy, Inc. (Electric Utilities)	23,996	1,758,427
OGE Energy Corp. (Electric Utilities)	62,934	2,117,729
Pinnacle West Capital Corp. (Electric Utilities)	17,774	1,456,935
Portland General Electric Co. (Electric Utilities)	960	44,237
Southern Co. / The (Electric Utilities)	4,600	278,346
UGI Corp. (Gas Utilities)	23,596	1,092,731
Xcel Energy, Inc. (Electric Utilities)	584	38,474
		17,817,043
Total Common Stocks (Cost $276,194,281)		$309,117,970

Money Market Funds–1.5%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 0.055%	(b)	4,764,535	$ 4,765,964
Total Money Market Funds (Cost $4,765,964)			$ 4,765,964
Total Investments – 98.6% (Cost $280,960,245)	(c)		$313,883,934
Other Assets in Excess of Liabilities – 1.4%	(d)		4,588,656
Net Assets – 100.0%			$318,472,590

Percentages are stated as a percent of net assets.

Footnotes:
(a)	Non-income producing security.
(b)	Rate represents the seven-day yield at June 30, 2021.
(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
(d)	Includes $278,300 of cash pledged as collateral for the futures contracts outstanding at June 30, 2021. See also the following Schedule of Open Futures Contracts.
The accompanying notes are an integral part of these financial statements.
Schedule of Open Futures Contracts	June 30, 2021 (Unaudited)

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini S&P 500 Index - Long	23	September 17, 2021	$4,880,028	$4,931,890	$51,862	$7,590
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Unaudited)
Objective/Strategy
The ON Federated High Income Bond Portfolio seeks high current income by investing, under normal circumstances, at least 80% of its net assets in lower rated corporate debt obligations commonly referred to as “junk bonds”. The Portfolio’s investments are generally rated BB or lower by Standard & Poor’s or Fitch, or Ba or lower by Moody’s.
Performance as of June 30, 2021
Average Annual returns
One year	14.66%
Five years	6.90%
Ten years	6.38%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.83% per the Fund’s prospectus dated May 1, 2021. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2021 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the six-month period ended June 30, 2021, the Portfolio returned 3.83% versus 3.70% for its benchmark, the ICE BofAML U.S. High Yield Constrained Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  Two major areas impacted the high yield market for the first half of 2021. The first was that the high yield bond market started 2021 fueled by optimism. Expectations around accommodative monetary policy, fiscal stimulus, and COVID-19 vaccination availability created optimism around economic expansion. The re-opening of various sectors impacted by COVID such as airlines, theaters, and cruise lines also led securities in these sectors to perform much better than the broader market. The Portfolio’s underweight to these COVID-sensitive areas of the market were a drag on performance in the first half of 2021. Secondly, commodity prices, particularly for oil and natural gas moved higher, benefitting a large, volatile sector in the high yield market. The largest contributors to performance in the Energy sector were two equities received as part of restructurings in 2020: Oasis Petroleum, Inc. and Whiting Petroleum Corp. (1)
Q.  How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?
A.  The Portfolio was positively impacted by both security selection and sector allocation during the period. The Portfolio benefited from strong security selection in the energy and healthcare sectors. The Portfolio was negatively impacted by poor security selection in capital goods and leisure. From a sector allocation standpoint, the Portfolio benefited from its overweight to the outperforming energy sector and underweight to the poor performing telecommunications sector. The Portfolio was negatively impacted by its overweight to the lagging media sector. (1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  From an issuer standpoint, Mallinckrodt International Finance SA / Mallinckrodt CB LLC, a pharmaceutical company focused particularly on the manufacturing of pain management solutions, was the top contributor during the period. The company filed Chapter 11 bankruptcy in late 2020, and the case continues to make its way through the courts. Markets reacted positively to the plan that was outlined in the bankruptcy proceedings. Oasis Petroleum, Inc., an equity holding from an oil and gas exploration company with operations in the Bakken Formation, was the second largest contributor, as the company benefitted from higher oil prices during the period. Callon Petroleum Co., the third largest contributor, is an oil and gas exploration company that also benefitted from higher oil prices during the period.
Not holding benchmark name Transocean Ltd., an offshore drilling provider was the largest relative detractor, as the company benefitted from higher oil prices during the period. Not owning benchmark holding AMC Networks, Inc., an operator of movie theaters, was the second largest detractor. That company’s bonds moved higher in response to the better trading levels of its “meme stock”, as well as the ability of theaters to reopen. Intelsat Jackson Holdings SA was the third largest detractor. The company is a global provider of fixed satellite services. The company’s recent high capital expenditure program to build a new fleet of satellites, along with high interest payments, led to several years of no free cash flow and the company filed for Chapter 11 reorganization in May 2020. The case continues to make its way through the courts. An early plan filed with the court caused bond prices to underperform during the reporting period. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2021.
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The ICE BofAML U.S. High Yield Constrained Index tracks the performance of below investment grade, but not in default, U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market, and includes issues with a credit rating of BBB or below, as rated by Moody’s and S&P.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Unaudited) (Continued)
Portfolio Composition as of June 30, 2021 (1)
% of Net Assets
Corporate Bonds (4)	96.9
Common Stocks (4)	0.7
Warrants (4)	0.0
Money Market Funds and Other Net Assets	2.4
100.0
Top 10 Portfolio Holdings as of June 30, 2021 (1) (2) (3)
		% of Net Assets
1.	CCO Holdings LLC / CCO Holdings Capital Corp. 4.750%, 03/01/2030	1.3
2.	HUB International Ltd. 7.000%, 05/01/2026	1.2
3.	1011778 B.C. ULC / New Red Finance, Inc. 4.000%, 10/15/2030	1.0
4.	Tempo Acquisition LLC / Tempo Acquisition Finance Corp. 6.750%, 06/01/2025	0.8
5.	Allied Universal Holdco LLC / Allied Universal Finance Corp. 9.750%, 07/15/2027	0.8
6.	Clarios Global LP / Clarios U.S. Finance Co. 8.500%, 05/15/2027	0.7
7.	NFP Corp. 6.875%, 08/15/2028	0.7
8.	ARD Finance SA 6.500%,7.250% PIK, 06/30/2027	0.7
9.	Standard Industries, Inc. 5.000%, 02/15/2027	0.7
10.	Garda World Security Corp. 9.500%, 11/01/2027	0.7

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks, Corporate Bonds, Warrants):

% of Net Assets
Communication Services	16.8
Energy	15.2
Health Care	12.0
Industrials	11.5
Consumer Discretionary	10.9
Materials	10.0
Financials	8.9
Information Technology	5.7
Utilities	3.3
Consumer Staples	2.9
Real Estate	0.4
97.6

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio
Schedule of Investments	June 30, 2021 (Unaudited)
Corporate Bonds–96.9%		Rate	Maturity	Face Amount	Value
Communication Services–16.7%
Altice France SA (Diversified Telecom. Svs.)	(a)	7.375%	05/01/2026	$ 363,000	$ 377,495
AMC Networks, Inc. (Media)		5.000%	04/01/2024	240,000	243,053
AMC Networks, Inc. (Media)		4.750%	08/01/2025	175,000	179,673
AMC Networks, Inc. (Media)		4.250%	02/15/2029	350,000	353,062
Cars.com, Inc. (Interactive Media & Svs.)	(a)	6.375%	11/01/2028	400,000	426,616
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(a)	5.750%	02/15/2026	37,000	38,242
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(a)	5.125%	05/01/2027	125,000	131,113
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(a)	5.000%	02/01/2028	650,000	681,687
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(a)	5.375%	06/01/2029	175,000	191,293
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(a)	4.750%	03/01/2030	2,175,000	2,300,062
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(a)	4.500%	08/15/2030	250,000	260,303
CSC Holdings LLC (Media)		5.250%	06/01/2024	375,000	406,389
CSC Holdings LLC (Media)	(a)	5.500%	04/15/2027	1,100,000	1,155,055
CSC Holdings LLC (Media)	(a)	7.500%	04/01/2028	550,000	603,625
CSC Holdings LLC (Media)	(a)	5.750%	01/15/2030	300,000	311,625
CSC Holdings LLC (Media)	(a)	4.125%	12/01/2030	200,000	198,750
CSC Holdings LLC (Media)	(a)	4.625%	12/01/2030	675,000	662,249
CSC Holdings LLC (Media)	(a)	3.375%	02/15/2031	200,000	188,982
Cumulus Media New Holdings, Inc. (Media)	(a)	6.750%	07/01/2026	356,000	372,465
Diamond Sports Group LLC / Diamond Sports Finance Co. (Media)	(a)	5.375%	08/15/2026	400,000	259,000
Diamond Sports Group LLC / Diamond Sports Finance Co. (Media)	(a)	6.625%	08/15/2027	400,000	196,454
DISH DBS Corp. (Media)		5.875%	11/15/2024	125,000	134,219
DISH DBS Corp. (Media)		7.750%	07/01/2026	400,000	453,000
DISH DBS Corp. (Media)		7.375%	07/01/2028	100,000	107,613
DISH DBS Corp. (Media)	(a)	5.125%	06/01/2029	625,000	617,144
Entercom Media Corp. (Media)	(a)	6.500%	05/01/2027	450,000	468,000
Entercom Media Corp. (Media)	(a)	6.750%	03/31/2029	325,000	337,225
Gray Television, Inc. (Media)	(a)	5.875%	07/15/2026	750,000	774,375
Gray Television, Inc. (Media)	(a)	4.750%	10/15/2030	75,000	74,740
iHeartCommunications, Inc. (Media)		6.375%	05/01/2026	41,769	44,432
iHeartCommunications, Inc. (Media)		8.375%	05/01/2027	1,025,707	1,098,789
iHeartCommunications, Inc. (Media)	(a)	5.250%	08/15/2027	250,000	261,350
iHeartCommunications, Inc. (Media)	(a)	4.750%	01/15/2028	100,000	102,875
Intelsat Jackson Holdings SA (Acquired 05/15/2018, Cost $259,500) (Diversified Telecom. Svs.)	(b)	5.500%	08/01/2023	300,000	171,750
Intelsat Jackson Holdings SA (Acquired 10/02/2018, Cost $50,375) (Diversified Telecom. Svs.)	(a)(b)	8.500%	10/15/2024	50,000	29,500
Intelsat Jackson Holdings SA (Acquired 06/19/2017, Cost $250,000) (Diversified Telecom. Svs.)	(a)(b)	9.750%	07/15/2025	250,000	145,625
Lamar Media Corp. (Media)		4.875%	01/15/2029	150,000	158,250
Lamar Media Corp. (Media)	(a)	3.625%	01/15/2031	100,000	97,750
Match Group Holdings II LLC (Interactive Media & Svs.)	(a)	5.000%	12/15/2027	450,000	473,062
Match Group Holdings II LLC (Interactive Media & Svs.)	(a)	4.625%	06/01/2028	75,000	77,990
Match Group Holdings II LLC (Interactive Media & Svs.)	(a)	4.125%	08/01/2030	425,000	432,437
Nexstar Broadcasting, Inc. (Media)	(a)	5.625%	07/15/2027	300,000	318,000
Nexstar Broadcasting, Inc. (Media)	(a)	4.750%	11/01/2028	750,000	770,625
Outfront Media Capital LLC / Outfront Media Capital Corp. (Media)	(a)	4.250%	01/15/2029	100,000	100,625
Outfront Media Capital LLC / Outfront Media Capital Corp. (Media)	(a)	4.625%	03/15/2030	225,000	228,375
Rackspace Technology Global, Inc. (Interactive Media & Svs.)	(a)	3.500%	02/15/2028	350,000	338,625
Rackspace Technology Global, Inc. (Interactive Media & Svs.)	(a)	5.375%	12/01/2028	275,000	281,875
Scripps Escrow II, Inc. (Media)	(a)	3.875%	01/15/2029	100,000	99,203
Scripps Escrow II, Inc. (Media)	(a)	5.375%	01/15/2031	300,000	299,052
Scripps Escrow, Inc. (Media)	(a)	5.875%	07/15/2027	350,000	362,372
Sinclair Television Group, Inc. (Media)	(a)	5.875%	03/15/2026	650,000	670,904
Sinclair Television Group, Inc. (Media)	(a)	5.125%	02/15/2027	125,000	125,469
Sinclair Television Group, Inc. (Media)	(a)	5.500%	03/01/2030	275,000	280,387
Sirius XM Radio, Inc. (Media)	(a)	5.375%	07/15/2026	725,000	748,562
Sirius XM Radio, Inc. (Media)	(a)	5.000%	08/01/2027	75,000	78,581
Sirius XM Radio, Inc. (Media)	(a)	4.000%	07/15/2028	175,000	180,250
Sirius XM Radio, Inc. (Media)	(a)	4.125%	07/01/2030	475,000	479,218
Sprint Corp. (Wireless Telecom. Svs.)		7.625%	02/15/2025	300,000	356,439
TEGNA, Inc. (Media)		4.625%	03/15/2028	300,000	311,250
TEGNA, Inc. (Media)		5.000%	09/15/2029	750,000	784,860
Telenet Finance Luxembourg Notes SARL (Media)	(a)	5.500%	03/01/2028	800,000	841,600
Terrier Media Buyer, Inc. (Media)	(a)	8.875%	12/15/2027	1,000,000	1,081,250
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		4.500%	02/01/2026	25,000	25,478
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)	(a)	2.250%	02/15/2026	200,000	201,500
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)	(a)	3.375%	04/15/2029	500,000	515,997
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		2.875%	02/15/2031	150,000	148,875
Townsquare Media, Inc. (Media)	(a)	6.875%	02/01/2026	125,000	133,750
Univision Communications, Inc. (Media)	(a)	4.500%	05/01/2029	250,000	251,875
UPC Broadband Finco B.V. (Media)	(a)	4.875%	07/15/2031	725,000	726,667
Urban One, Inc. (Media)	(a)	7.375%	02/01/2028	375,000	405,000

(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Continued)
Schedule of Investments	June 30, 2021 (Unaudited)
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Communication Services (continued)
Virgin Media Finance PLC (Media)	(a)	5.000%	07/15/2030	$ 325,000	$ 328,344
Virgin Media Secured Finance PLC (Media)	(a)	4.500%	08/15/2030	200,000	201,500
Virgin Media Vendor Financing Notes IV DAC (Media)	(a)	5.000%	07/15/2028	575,000	586,500
Vmed O2 U.K. Financing I PLC (Wireless Telecom. Svs.)	(a)	4.250%	01/31/2031	200,000	196,493
Vmed O2 U.K. Financing I PLC (Wireless Telecom. Svs.)	(a)	4.750%	07/15/2031	200,000	203,000
WMG Acquisition Corp. (Entertainment)	(a)	3.875%	07/15/2030	75,000	75,743
Ziggo B.V. (Diversified Telecom. Svs.)	(a)	5.500%	01/15/2027	477,000	495,603
Ziggo Bond Co. B.V. (Diversified Telecom. Svs.)	(a)	6.000%	01/15/2027	625,000	653,125
					29,484,291
Consumer Discretionary–10.9%
1011778 B.C. ULC / New Red Finance, Inc. (Hotels, Restaurants & Leisure)	(a)	4.000%	10/15/2030	1,800,000	1,741,500
Academy Ltd. (Specialty Retail)	(a)	6.000%	11/15/2027	175,000	187,031
Adient Global Holdings Ltd. (Auto Components)	(a)	4.875%	08/15/2026	700,000	720,461
Affinity Gaming (Hotels, Restaurants & Leisure)	(a)	6.875%	12/15/2027	400,000	424,500
American Axle & Manufacturing, Inc. (Auto Components)		6.500%	04/01/2027	225,000	238,500
Aramark Services, Inc. (Hotels, Restaurants & Leisure)	(a)	6.375%	05/01/2025	275,000	292,187
Aramark Services, Inc. (Hotels, Restaurants & Leisure)	(a)	5.000%	02/01/2028	100,000	104,720
Bally's Corp. (Hotels, Restaurants & Leisure)	(a)	6.750%	06/01/2027	175,000	186,485
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)	(a)	8.625%	06/01/2025	50,000	55,119
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)		4.750%	12/01/2027	175,000	181,125
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)	(a)	4.750%	06/15/2031	200,000	207,500
Caesars Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	6.250%	07/01/2025	325,000	344,500
Caesars Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	8.125%	07/01/2027	450,000	500,490
Caesars Resort Collection LLC / CRC Finco, Inc. (Hotels, Restaurants & Leisure)	(a)	5.750%	07/01/2025	50,000	52,688
Caesars Resort Collection LLC / CRC Finco, Inc. (Hotels, Restaurants & Leisure)	(a)	5.250%	10/15/2025	400,000	405,000
CCM Merger, Inc. (Hotels, Restaurants & Leisure)	(a)	6.375%	05/01/2026	50,000	52,500
Clarios Global LP / Clarios U.S. Finance Co. (Auto Components)	(a)	6.250%	05/15/2026	112,000	119,315
Clarios Global LP / Clarios U.S. Finance Co. (Auto Components)	(a)	8.500%	05/15/2027	1,175,000	1,280,985
Garda World Security Corp. (Diversified Consumer Svs.)	(a)	9.500%	11/01/2027	1,103,000	1,221,572
Gates Global LLC / Gates Corp. (Auto Components)	(a)	6.250%	01/15/2026	950,000	995,139
Hilton Domestic Operating Co., Inc. (Hotels, Restaurants & Leisure)	(a)	5.375%	05/01/2025	25,000	26,313
Hilton Domestic Operating Co., Inc. (Hotels, Restaurants & Leisure)	(a)	5.750%	05/01/2028	75,000	81,155
Hilton Domestic Operating Co., Inc. (Hotels, Restaurants & Leisure)		4.875%	01/15/2030	150,000	160,125
Hilton Domestic Operating Co., Inc. (Hotels, Restaurants & Leisure)	(a)	3.625%	02/15/2032	300,000	296,250
IHO Verwaltungs GmbH (Auto Components)	(a)(c)	4.750%, 5.500% PIK	09/15/2026	400,000	408,916
IHO Verwaltungs GmbH (Auto Components)	(a)(c)	6.000%, 6.750% PIK	05/15/2027	400,000	419,000
J.B. Poindexter & Co., Inc. (Auto Components)	(a)	7.125%	04/15/2026	550,000	580,937
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC (Hotels, Restaurants & Leisure)	(a)	4.750%	06/01/2027	525,000	549,281
Levi Strauss & Co. (Textiles, Apparel & Luxury Goods)	(a)	3.500%	03/01/2031	50,000	49,710
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc. (Hotels, Restaurants & Leisure)	(a)	4.625%	06/15/2025	100,000	106,837
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc. (Hotels, Restaurants & Leisure)	(a)	3.875%	02/15/2029	50,000	50,779
MGM Resorts International (Hotels, Restaurants & Leisure)		6.750%	05/01/2025	400,000	428,464
MGM Resorts International (Hotels, Restaurants & Leisure)		4.625%	09/01/2026	498,000	526,012
MGM Resorts International (Hotels, Restaurants & Leisure)		4.750%	10/15/2028	225,000	239,062
Midwest Gaming Borrower LLC / Midwest Gaming Finance Corp. (Hotels, Restaurants & Leisure)	(a)	4.875%	05/01/2029	200,000	200,250
Mohegan Gaming & Entertainment (Hotels, Restaurants & Leisure)	(a)	7.875%	10/15/2024	125,000	130,938
Mohegan Gaming & Entertainment (Hotels, Restaurants & Leisure)	(a)	8.000%	02/01/2026	800,000	835,920
NMG Holding Co., Inc. / Neiman Marcus Group LLC (Specialty Retail)	(a)	7.125%	04/01/2026	250,000	266,875
Penn National Gaming, Inc. (Hotels, Restaurants & Leisure)	(a)	5.625%	01/15/2027	50,000	51,938
Penn National Gaming, Inc. (Hotels, Restaurants & Leisure)	(a)	4.125%	07/01/2029	125,000	124,844
Raptor Acquisition Corp. / Raptor Co-Issuer LLC (Hotels, Restaurants & Leisure)	(a)	4.875%	11/01/2026	50,000	50,699
Real Hero Merger Sub 2, Inc. (Auto Components)	(a)	6.250%	02/01/2029	750,000	777,900
Scientific Games International, Inc. (Hotels, Restaurants & Leisure)	(a)	8.625%	07/01/2025	150,000	164,250
Scientific Games International, Inc. (Hotels, Restaurants & Leisure)	(a)	8.250%	03/15/2026	150,000	160,872
Scientific Games International, Inc. (Hotels, Restaurants & Leisure)	(a)	7.250%	11/15/2029	250,000	282,000
Signal Parent, Inc. (Diversified Consumer Svs.)	(a)	6.125%	04/01/2029	425,000	408,000
Six Flags Entertainment Corp. (Hotels, Restaurants & Leisure)	(a)	5.500%	04/15/2027	500,000	515,665
Six Flags Theme Parks, Inc. (Hotels, Restaurants & Leisure)	(a)	7.000%	07/01/2025	50,000	53,885
Stars Group Holdings B.V. / Stars Group U.S. Co-Borrower LLC (Hotels, Restaurants & Leisure)	(a)	7.000%	07/15/2026	925,000	957,412
Station Casinos LLC (Hotels, Restaurants & Leisure)	(a)	5.000%	10/01/2025	410,000	416,150
Station Casinos LLC (Hotels, Restaurants & Leisure)	(a)	4.500%	02/15/2028	200,000	203,409
William Carter Co. / The (Textiles, Apparel & Luxury Goods)	(a)	5.500%	05/15/2025	75,000	79,351
William Carter Co. / The (Textiles, Apparel & Luxury Goods)	(a)	5.625%	03/15/2027	75,000	78,915
Wyndham Hotels & Resorts, Inc. (Hotels, Restaurants & Leisure)	(a)	4.375%	08/15/2028	75,000	77,866

(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Continued)
Schedule of Investments	June 30, 2021 (Unaudited)
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Consumer Discretionary (continued)
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)	(a)	4.750%	01/15/2030	$ 75,000	$ 81,188
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		4.625%	01/31/2032	100,000	105,000
					19,257,485
Consumer Staples–2.9%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC (Food & Staples Retailing)		5.750%	03/15/2025	116,000	118,610
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC (Food & Staples Retailing)	(a)	3.250%	03/15/2026	175,000	177,494
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC (Food & Staples Retailing)	(a)	5.875%	02/15/2028	100,000	107,740
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC (Food & Staples Retailing)	(a)	3.500%	03/15/2029	425,000	420,219
Edgewell Personal Care Co. (Personal Products)	(a)	5.500%	06/01/2028	175,000	185,500
Edgewell Personal Care Co. (Personal Products)	(a)	4.125%	04/01/2029	200,000	202,000
Energizer Holdings, Inc. (Household Products)	(a)	4.750%	06/15/2028	150,000	153,713
Energizer Holdings, Inc. (Household Products)	(a)	4.375%	03/31/2029	425,000	425,438
Kraft Heinz Foods Co. (Food Products)		4.250%	03/01/2031	500,000	567,994
Kraft Heinz Foods Co. (Food Products)		5.200%	07/15/2045	275,000	341,396
Kraft Heinz Foods Co. (Food Products)		4.375%	06/01/2046	500,000	566,599
Post Holdings, Inc. (Food Products)	(a)	5.750%	03/01/2027	550,000	575,437
Post Holdings, Inc. (Food Products)	(a)	5.625%	01/15/2028	500,000	530,000
Post Holdings, Inc. (Food Products)	(a)	4.625%	04/15/2030	125,000	127,104
Post Holdings, Inc. (Food Products)	(a)	4.500%	09/15/2031	350,000	349,422
U.S. Foods, Inc. (Food & Staples Retailing)	(a)	4.750%	02/15/2029	250,000	255,000
					5,103,666
Energy–14.7%
Antero Midstream Partners LP / Antero Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	7.875%	05/15/2026	125,000	139,701
Antero Midstream Partners LP / Antero Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.750%	03/01/2027	225,000	234,000
Antero Midstream Partners LP / Antero Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.750%	01/15/2028	625,000	657,669
Antero Midstream Partners LP / Antero Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.375%	06/15/2029	625,000	651,562
Antero Resources Corp. (Oil, Gas & Consumable Fuels)	(a)	8.375%	07/15/2026	25,000	28,438
Antero Resources Corp. (Oil, Gas & Consumable Fuels)	(a)	7.625%	02/01/2029	50,000	55,500
Antero Resources Corp. (Oil, Gas & Consumable Fuels)	(a)	5.375%	03/01/2030	225,000	229,642
Apache Corp. (Oil, Gas & Consumable Fuels)		4.625%	11/15/2025	75,000	81,000
Apache Corp. (Oil, Gas & Consumable Fuels)		4.875%	11/15/2027	125,000	135,374
Archrock Partners LP / Archrock Partners Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	6.875%	04/01/2027	625,000	663,281
Archrock Partners LP / Archrock Partners Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	6.250%	04/01/2028	450,000	469,759
Ascent Resources Utica Holdings LLC / ARU Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	7.000%	11/01/2026	425,000	444,639
Ascent Resources Utica Holdings LLC / ARU Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	8.250%	12/31/2028	100,000	110,000
Ascent Resources Utica Holdings LLC / ARU Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.875%	06/30/2029	75,000	75,000
Berry Petroleum Co. LLC (Oil, Gas & Consumable Fuels)	(a)	7.000%	02/15/2026	325,000	329,875
Callon Petroleum Co. (Oil, Gas & Consumable Fuels)		8.250%	07/15/2025	450,000	447,750
Callon Petroleum Co. (Oil, Gas & Consumable Fuels)		6.375%	07/01/2026	125,000	119,688
Centennial Resource Production LLC (Oil, Gas & Consumable Fuels)	(a)	6.875%	04/01/2027	350,000	357,913
Cheniere Energy Partners LP (Oil, Gas & Consumable Fuels)		4.500%	10/01/2029	125,000	134,375
Cheniere Energy Partners LP (Oil, Gas & Consumable Fuels)	(a)	4.000%	03/01/2031	725,000	757,625
Cheniere Energy, Inc. (Oil, Gas & Consumable Fuels)	(a)	4.625%	10/15/2028	175,000	184,625
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)	(a)	5.500%	02/01/2026	50,000	52,750
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)	(a)	5.875%	02/01/2029	50,000	54,123
CNX Midstream Partners LP / CNX Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	6.500%	03/15/2026	725,000	760,525
Comstock Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	6.750%	03/01/2029	500,000	532,615
Comstock Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	5.875%	01/15/2030	100,000	102,000
Continental Resources, Inc. (Oil, Gas & Consumable Fuels)		4.375%	01/15/2028	225,000	248,906
Continental Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	5.750%	01/15/2031	350,000	419,125
CrownRock LP / CrownRock Finance, Inc. (Oil, Gas & Consumable Fuels)	(a)	5.625%	10/15/2025	600,000	621,000
CrownRock LP / CrownRock Finance, Inc. (Oil, Gas & Consumable Fuels)	(a)	5.000%	05/01/2029	50,000	52,513
DT Midstream, Inc. (Oil, Gas & Consumable Fuels)	(a)	4.375%	06/15/2031	200,000	204,358
Endeavor Energy Resources LP / EER Finance, Inc. (Oil, Gas & Consumable Fuels)	(a)	6.625%	07/15/2025	200,000	214,000
Endeavor Energy Resources LP / EER Finance, Inc. (Oil, Gas & Consumable Fuels)	(a)	5.500%	01/30/2026	50,000	51,938
Endeavor Energy Resources LP / EER Finance, Inc. (Oil, Gas & Consumable Fuels)	(a)	5.750%	01/30/2028	100,000	106,625
Enviva Partners LP / Enviva Partners Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	6.500%	01/15/2026	900,000	940,500
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)		4.750%	07/15/2023	59,000	61,581
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)	(a)	6.000%	07/01/2025	225,000	244,687
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)	(a)	6.500%	07/01/2027	325,000	362,375
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)		5.500%	07/15/2028	350,000	378,203

(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Continued)
Schedule of Investments	June 30, 2021 (Unaudited)
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Energy (continued)
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)	(a)	4.500%	01/15/2029	$ 225,000	$ 228,910
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)	(a)	4.750%	01/15/2031	525,000	540,981
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)		6.500%	07/15/2048	75,000	80,250
EQT Corp. (Oil, Gas & Consumable Fuels)		7.625%	02/01/2025	100,000	116,649
EQT Corp. (Oil, Gas & Consumable Fuels)	(a)	3.125%	05/15/2026	250,000	256,177
EQT Corp. (Oil, Gas & Consumable Fuels)		3.900%	10/01/2027	25,000	26,781
EQT Corp. (Oil, Gas & Consumable Fuels)		5.000%	01/15/2029	75,000	83,623
EQT Corp. (Oil, Gas & Consumable Fuels)	(a)	3.625%	05/15/2031	125,000	130,313
Hess Midstream Operations LP (Oil, Gas & Consumable Fuels)	(a)	5.125%	06/15/2028	300,000	314,625
Holly Energy Partners LP / Holly Energy Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.000%	02/01/2028	300,000	306,750
Nabors Industries Ltd. (Energy Equip. & Svs.)	(a)	7.250%	01/15/2026	225,000	220,500
Nabors Industries Ltd. (Energy Equip. & Svs.)	(a)	7.500%	01/15/2028	200,000	192,000
NuStar Logistics LP (Oil, Gas & Consumable Fuels)		5.625%	04/28/2027	750,000	803,160
Oasis Midstream Partners LP / OMP Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	8.000%	04/01/2029	250,000	265,762
Oasis Petroleum, Inc. (Oil, Gas & Consumable Fuels)	(a)	6.375%	06/01/2026	75,000	78,205
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		2.900%	08/15/2024	300,000	306,750
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		3.500%	06/15/2025	275,000	281,187
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		8.000%	07/15/2025	100,000	119,750
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		5.875%	09/01/2025	225,000	250,312
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		3.200%	08/15/2026	200,000	201,500
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		8.875%	07/15/2030	375,000	501,521
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		6.625%	09/01/2030	275,000	330,000
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		6.450%	09/15/2036	325,000	388,570
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		4.300%	08/15/2039	325,000	310,375
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		4.100%	02/15/2047	150,000	139,668
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		4.400%	08/15/2049	250,000	240,000
PDC Energy, Inc. (Oil, Gas & Consumable Fuels)		6.125%	09/15/2024	150,000	153,405
PDC Energy, Inc. (Oil, Gas & Consumable Fuels)		5.750%	05/15/2026	250,000	261,170
Precision Drilling Corp. (Energy Equip. & Svs.)	(a)	7.125%	01/15/2026	100,000	103,000
Precision Drilling Corp. (Energy Equip. & Svs.)	(a)	6.875%	01/15/2029	175,000	180,250
Range Resources Corp. (Oil, Gas & Consumable Fuels)		4.875%	05/15/2025	75,000	77,625
Range Resources Corp. (Oil, Gas & Consumable Fuels)		9.250%	02/01/2026	150,000	165,375
Range Resources Corp. (Oil, Gas & Consumable Fuels)	(a)	8.250%	01/15/2029	200,000	225,500
Rattler Midstream LP (Oil, Gas & Consumable Fuels)	(a)	5.625%	07/15/2025	200,000	210,250
Shelf Drilling Holdings Ltd. (Oil, Gas & Consumable Fuels)	(a)	8.250%	02/15/2025	225,000	178,763
SM Energy Co. (Oil, Gas & Consumable Fuels)		6.750%	09/15/2026	275,000	279,812
SM Energy Co. (Oil, Gas & Consumable Fuels)		6.625%	01/15/2027	25,000	25,688
SM Energy Co. (Oil, Gas & Consumable Fuels)		6.500%	07/15/2028	50,000	51,375
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)		8.375%	09/15/2028	225,000	254,250
Summit Midstream Holdings LLC / Summit Midstream Finance Corp. (Oil, Gas & Consumable Fuels)		5.500%	08/15/2022	325,000	320,937
Summit Midstream Holdings LLC / Summit Midstream Finance Corp. (Oil, Gas & Consumable Fuels)		5.750%	04/15/2025	250,000	229,375
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)		5.875%	04/15/2026	150,000	157,547
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)		5.375%	02/01/2027	700,000	728,875
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)		6.500%	07/15/2027	25,000	27,093
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)		5.000%	01/15/2028	475,000	501,125
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)		5.500%	03/01/2030	475,000	522,338
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	4.875%	02/01/2031	75,000	81,188
TransMontaigne Partners LP / TLP Finance Corp. (Oil, Gas & Consumable Fuels)		6.125%	02/15/2026	225,000	230,063
U.S.A. Compression Partners LP / U.S.A. Compression Finance Corp. (Energy Equip. & Svs.)		6.875%	04/01/2026	925,000	968,937
U.S.A. Compression Partners LP / U.S.A. Compression Finance Corp. (Energy Equip. & Svs.)		6.875%	09/01/2027	100,000	106,828
Western Midstream Operating LP (Oil, Gas & Consumable Fuels)		4.000%	07/01/2022	100,000	101,625
Western Midstream Operating LP (Oil, Gas & Consumable Fuels)		4.650%	07/01/2026	50,000	53,359
Western Midstream Operating LP (Oil, Gas & Consumable Fuels)		4.500%	03/01/2028	175,000	186,813
Western Midstream Operating LP (Oil, Gas & Consumable Fuels)		4.750%	08/15/2028	75,000	81,000
Western Midstream Operating LP (Oil, Gas & Consumable Fuels)		5.450%	04/01/2044	175,000	188,563
Western Midstream Operating LP (Oil, Gas & Consumable Fuels)		5.300%	03/01/2048	800,000	852,000
Western Midstream Operating LP (Oil, Gas & Consumable Fuels)		5.500%	08/15/2048	100,000	108,839
					26,042,527
Financials–8.9%
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer (Insurance)	(a)	6.750%	10/15/2027	825,000	867,042
AmWINS Group, Inc. (Insurance)	(a)	7.750%	07/01/2026	950,000	1,007,617
Ardonagh Midco 2 PLC (Insurance)	(a)(c)	11.500%, 12.700% PIK	01/15/2027	399,039	436,948

(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Continued)
Schedule of Investments	June 30, 2021 (Unaudited)
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Financials (continued)
AssuredPartners, Inc. (Insurance)	(a)	7.000%	08/15/2025	$ 675,000	$ 689,344
AssuredPartners, Inc. (Insurance)	(a)	5.625%	01/15/2029	75,000	75,000
BroadStreet Partners, Inc. (Insurance)	(a)	5.875%	04/15/2029	450,000	459,000
Ford Motor Credit Co. LLC (Consumer Finance)		3.813%	10/12/2021	300,000	302,250
Ford Motor Credit Co. LLC (Consumer Finance)		3.096%	05/04/2023	400,000	408,000
Ford Motor Credit Co. LLC (Consumer Finance)		4.063%	11/01/2024	375,000	398,869
Ford Motor Credit Co. LLC (Consumer Finance)		5.125%	06/16/2025	400,000	440,500
Ford Motor Credit Co. LLC (Consumer Finance)		3.375%	11/13/2025	575,000	596,246
Ford Motor Credit Co. LLC (Consumer Finance)		4.389%	01/08/2026	225,000	243,000
Ford Motor Credit Co. LLC (Consumer Finance)		4.271%	01/09/2027	450,000	482,130
Ford Motor Credit Co. LLC (Consumer Finance)		4.125%	08/17/2027	300,000	318,233
Ford Motor Credit Co. LLC (Consumer Finance)		5.113%	05/03/2029	525,000	587,727
Ford Motor Credit Co. LLC (Consumer Finance)		4.000%	11/13/2030	275,000	288,063
GTCR AP Finance, Inc. (Insurance)	(a)	8.000%	05/15/2027	275,000	292,875
HUB International Ltd. (Insurance)	(a)	7.000%	05/01/2026	2,000,000	2,074,180
LD Holdings Group LLC (Thrifts & Mortgage Finance)	(a)	6.125%	04/01/2028	350,000	349,563
Navient Corp. (Consumer Finance)		5.875%	10/25/2024	775,000	836,031
Navient Corp. (Consumer Finance)		6.750%	06/25/2025	175,000	193,762
Navient Corp. (Consumer Finance)		6.750%	06/15/2026	125,000	139,531
Navient Corp. (Consumer Finance)		5.000%	03/15/2027	50,000	51,738
NFP Corp. (Insurance)	(a)	6.875%	08/15/2028	1,200,000	1,263,252
Quicken Loans LLC (Thrifts & Mortgage Finance)	(a)	5.250%	01/15/2028	425,000	446,250
Quicken Loans LLC / Quicken Loans Co-Issuer, Inc. (Thrifts & Mortgage Finance)	(a)	3.625%	03/01/2029	200,000	197,500
Quicken Loans LLC / Quicken Loans Co-Issuer, Inc. (Thrifts & Mortgage Finance)	(a)	3.875%	03/01/2031	300,000	302,247
United Wholesale Mortgage LLC (Thrifts & Mortgage Finance)	(a)	5.500%	11/15/2025	700,000	724,871
United Wholesale Mortgage LLC (Thrifts & Mortgage Finance)	(a)	5.500%	04/15/2029	225,000	224,948
USI, Inc. (Insurance)	(a)	6.875%	05/01/2025	1,050,000	1,063,156
					15,759,873
Health Care–12.0%
Acadia Healthcare Co., Inc. (Health Care Providers & Svs.)	(a)	5.500%	07/01/2028	25,000	26,688
Acadia Healthcare Co., Inc. (Health Care Providers & Svs.)	(a)	5.000%	04/15/2029	25,000	26,073
AdaptHealth LLC (Health Care Providers & Svs.)	(a)	4.625%	08/01/2029	225,000	227,812
AHP Health Partners, Inc. (Health Care Providers & Svs.)	(a)	5.750%	07/15/2029	100,000	101,375
Avantor Funding, Inc. (Health Care Equip. & Supplies)	(a)	4.625%	07/15/2028	600,000	633,462
Bausch Health Americas, Inc. (Pharmaceuticals)	(a)	8.500%	01/31/2027	525,000	570,622
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	6.125%	04/15/2025	1,018,000	1,043,450
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	5.500%	11/01/2025	200,000	205,200
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	9.000%	12/15/2025	425,000	455,727
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	5.750%	08/15/2027	175,000	185,742
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	5.000%	01/30/2028	200,000	189,750
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	4.875%	06/01/2028	150,000	153,525
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	5.000%	02/15/2029	75,000	69,938
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	6.250%	02/15/2029	175,000	173,084
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	7.250%	05/30/2029	575,000	587,598
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	5.250%	01/30/2030	375,000	348,750
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	5.250%	02/15/2031	75,000	70,009
Centene Corp. (Health Care Providers & Svs.)	(a)	5.375%	06/01/2026	625,000	653,125
Centene Corp. (Health Care Providers & Svs.)	(a)	5.375%	08/15/2026	225,000	235,125
Centene Corp. (Health Care Providers & Svs.)		4.250%	12/15/2027	800,000	843,000
Centene Corp. (Health Care Providers & Svs.)		4.625%	12/15/2029	425,000	467,402
Centene Corp. (Health Care Providers & Svs.)		3.375%	02/15/2030	50,000	52,266
Charles River Laboratories International, Inc. (Life Sciences Tools & Svs.)	(a)	3.750%	03/15/2029	100,000	101,375
Charles River Laboratories International, Inc. (Life Sciences Tools & Svs.)	(a)	4.000%	03/15/2031	125,000	130,041
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)	(a)	6.625%	02/15/2025	100,000	105,749
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)	(a)	8.000%	03/15/2026	350,000	377,125
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)	(a)	5.625%	03/15/2027	150,000	160,125
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)	(a)	6.000%	01/15/2029	50,000	53,500
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)	(a)	6.875%	04/15/2029	500,000	523,235
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)	(a)	6.125%	04/01/2030	100,000	101,500
DaVita, Inc. (Health Care Providers & Svs.)	(a)	4.625%	06/01/2030	350,000	359,877
Endo DAC / Endo Finance LLC / Endo Finco, Inc. (Pharmaceuticals)	(a)	9.500%	07/31/2027	175,000	178,500
Endo DAC / Endo Finance LLC / Endo Finco, Inc. (Pharmaceuticals)	(a)	6.000%	06/30/2028	552,000	372,244
Endo Luxembourg Finance Co. I SARL / Endo U.S., Inc. (Pharmaceuticals)	(a)	6.125%	04/01/2029	150,000	147,000
Global Medical Response, Inc. (Health Care Providers & Svs.)	(a)	6.500%	10/01/2025	825,000	848,719
HCA, Inc. (Health Care Providers & Svs.)		5.375%	02/01/2025	900,000	1,015,200
HCA, Inc. (Health Care Providers & Svs.)		5.875%	02/15/2026	200,000	231,130
HCA, Inc. (Health Care Providers & Svs.)		5.625%	09/01/2028	200,000	237,000
HCA, Inc. (Health Care Providers & Svs.)		3.500%	09/01/2030	675,000	719,125
IQVIA, Inc. (Life Sciences Tools & Svs.)	(a)	5.000%	10/15/2026	300,000	310,500
IQVIA, Inc. (Life Sciences Tools & Svs.)	(a)	5.000%	05/15/2027	200,000	209,500

(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Continued)
Schedule of Investments	June 30, 2021 (Unaudited)
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Health Care (continued)
Jaguar Holding Co. II / PPD Development LP (Health Care Providers & Svs.)	(a)	4.625%	06/15/2025	$ 275,000	$ 288,750
Jaguar Holding Co. II / PPD Development LP (Health Care Providers & Svs.)	(a)	5.000%	06/15/2028	200,000	216,784
Jazz Securities DAC (Pharmaceuticals)	(a)	4.375%	01/15/2029	350,000	362,880
Legacy LifePoint Health LLC (Health Care Providers & Svs.)	(a)	6.750%	04/15/2025	250,000	266,412
Legacy LifePoint Health LLC (Health Care Providers & Svs.)	(a)	4.375%	02/15/2027	125,000	126,500
LifePoint Health, Inc. (Health Care Providers & Svs.)	(a)	5.375%	01/15/2029	25,000	24,375
Mallinckrodt International Finance SA / Mallinckrodt CB LLC (Acquired 10/04/2016 through 07/09/2018, Cost $1,210,062) (Pharmaceuticals)	(a)(b)	5.625%	10/15/2023	1,275,000	892,500
Mallinckrodt International Finance SA / Mallinckrodt CB LLC (Acquired 05/05/2016 through 09/24/2018, Cost $354,937) (Pharmaceuticals)	(a)(b)	5.500%	04/15/2025	400,000	278,000
MEDNAX, Inc. (Health Care Providers & Svs.)	(a)	6.250%	01/15/2027	325,000	344,094
MPH Acquisition Holdings LLC (Health Care Providers & Svs.)	(a)	5.750%	11/01/2028	925,000	929,542
Organon & Co / Organon Foreign Debt Co-Issuer B.V. (Pharmaceuticals)	(a)	5.125%	04/30/2031	250,000	257,550
Prestige Brands, Inc. (Pharmaceuticals)	(a)	3.750%	04/01/2031	175,000	168,722
RegionalCare Hospital Partners Holdings, Inc. / LifePoint Health, Inc. (Health Care Providers & Svs.)	(a)	9.750%	12/01/2026	650,000	699,562
Syneos Health, Inc. (Life Sciences Tools & Svs.)	(a)	3.625%	01/15/2029	125,000	123,750
Team Health Holdings, Inc. (Health Care Providers & Svs.)	(a)	6.375%	02/01/2025	475,000	451,753
Teleflex, Inc. (Health Care Equip. & Supplies)		4.625%	11/15/2027	175,000	186,408
Tenet Healthcare Corp. (Health Care Providers & Svs.)		6.750%	06/15/2023	450,000	491,062
Tenet Healthcare Corp. (Health Care Providers & Svs.)		4.625%	07/15/2024	125,000	126,838
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(a)	4.875%	01/01/2026	300,000	311,160
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(a)	6.250%	02/01/2027	125,000	130,469
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(a)	5.125%	11/01/2027	425,000	445,719
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(a)	6.125%	10/01/2028	300,000	319,692
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(a)	4.250%	06/01/2029	150,000	151,875
Vizient, Inc. (Health Care Providers & Svs.)	(a)	6.250%	05/15/2027	150,000	158,625
					21,254,190
Industrials–11.5%
Allied Universal Holdco LLC / Allied Universal Finance Corp. (Commercial Svs. & Supplies)	(a)	6.625%	07/15/2026	200,000	212,046
Allied Universal Holdco LLC / Allied Universal Finance Corp. (Commercial Svs. & Supplies)	(a)	9.750%	07/15/2027	1,300,000	1,431,625
Allied Universal Holdco LLC / Allied Universal Finance Corp. (Commercial Svs. & Supplies)	(a)	6.000%	06/01/2029	200,000	202,758
American Airlines, Inc. / AAdvantage Loyalty IP Ltd. (Airlines)	(a)	5.500%	04/20/2026	450,000	476,437
American Airlines, Inc. / AAdvantage Loyalty IP Ltd. (Airlines)	(a)	5.750%	04/20/2029	350,000	378,437
American Builders & Contractors Supply Co., Inc. (Trading Companies & Distributors)	(a)	4.000%	01/15/2028	50,000	51,236
BCPE Empire Holdings, Inc. (Commercial Svs. & Supplies)	(a)	7.625%	05/01/2027	700,000	716,870
Brink's Co. / The (Commercial Svs. & Supplies)	(a)	5.500%	07/15/2025	75,000	79,641
Clarivate Science Holdings Corp. (Professional Svs.)	(a)	3.875%	06/30/2028	75,000	75,683
Clarivate Science Holdings Corp. (Professional Svs.)	(a)	4.875%	06/30/2029	200,000	205,250
Core & Main LP (Commercial Svs. & Supplies)	(a)	6.125%	08/15/2025	850,000	867,000
Cornerstone Building Brands, Inc. (Building Products)	(a)	6.125%	01/15/2029	175,000	187,688
CP Atlas Buyer, Inc. (Building Products)	(a)	7.000%	12/01/2028	600,000	621,750
Dun & Bradstreet Corp. / The (Professional Svs.)	(a)	6.875%	08/15/2026	135,000	143,100
Dun & Bradstreet Corp. / The (Professional Svs.)	(a)	10.250%	02/15/2027	615,000	679,101
Foundation Building Materials, Inc. (Trading Companies & Distributors)	(a)	6.000%	03/01/2029	425,000	420,750
Garda World Security Corp. (Commercial Svs. & Supplies)	(a)	4.625%	02/15/2027	175,000	175,875
Garda World Security Corp. (Commercial Svs. & Supplies)	(a)	6.000%	06/01/2029	225,000	223,313
GYP Holdings III Corp. (Building Products)	(a)	4.625%	05/01/2029	50,000	50,188
H&E Equipment Services, Inc. (Trading Companies & Distributors)	(a)	3.875%	12/15/2028	600,000	590,400
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd. (Airlines)	(a)	5.750%	01/20/2026	50,000	53,681
Interface, Inc. (Commercial Svs. & Supplies)	(a)	5.500%	12/01/2028	125,000	130,750
KAR Auction Services, Inc. (Commercial Svs. & Supplies)	(a)	5.125%	06/01/2025	500,000	513,100
Madison IAQ LLC (Commercial Svs. & Supplies)	(a)	4.125%	06/30/2028	50,000	50,500
Madison IAQ LLC (Commercial Svs. & Supplies)	(a)	5.875%	06/30/2029	500,000	508,750
Nielsen Co. Luxembourg SARL / The (Professional Svs.)	(a)	5.000%	02/01/2025	150,000	154,313
Nielsen Finance LLC / Nielsen Finance Co. (Professional Svs.)	(a)	5.625%	10/01/2028	100,000	105,609
Nielsen Finance LLC / Nielsen Finance Co. (Professional Svs.)	(a)	4.500%	07/15/2029	100,000	100,280
Nielsen Finance LLC / Nielsen Finance Co. (Professional Svs.)	(a)	5.875%	10/01/2030	350,000	380,948
Nielsen Finance LLC / Nielsen Finance Co. (Professional Svs.)	(a)	4.750%	07/15/2031	100,000	100,250
Sensata Technologies, Inc. (Electrical Equip.)	(a)	4.375%	02/15/2030	225,000	237,114
Sensata Technologies, Inc. (Electrical Equip.)	(a)	3.750%	02/15/2031	25,000	24,721
Solaris Midstream Holdings LLC (Commercial Svs. & Supplies)	(a)	7.625%	04/01/2026	100,000	106,000
Standard Industries, Inc. (Building Products)	(a)	5.000%	02/15/2027	1,200,000	1,242,750
Stena International SA (Transportation Infrastructure)	(a)	6.125%	02/01/2025	300,000	312,000
Tempo Acquisition LLC / Tempo Acquisition Finance Corp. (Professional Svs.)	(a)	6.750%	06/01/2025	1,425,000	1,449,054
Terex Corp. (Machinery)	(a)	5.000%	05/15/2029	175,000	182,438
TransDigm U.K. Holdings PLC (Aerospace & Defense)		6.875%	05/15/2026	275,000	290,125
TransDigm, Inc. (Aerospace & Defense)	(a)	6.250%	03/15/2026	575,000	606,625
TransDigm, Inc. (Aerospace & Defense)		6.375%	06/15/2026	850,000	880,574
TransDigm, Inc. (Aerospace & Defense)		5.500%	11/15/2027	150,000	156,375

(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Continued)
Schedule of Investments	June 30, 2021 (Unaudited)
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Industrials (continued)
TransDigm, Inc. (Aerospace & Defense)	(a)	4.625%	01/15/2029	$ 125,000	$ 125,044
TransDigm, Inc. (Aerospace & Defense)	(a)	4.875%	05/01/2029	425,000	429,037
Trident TPI Holdings, Inc. (Machinery)	(a)	9.250%	08/01/2024	175,000	182,875
Trident TPI Holdings, Inc. (Machinery)	(a)	6.625%	11/01/2025	700,000	717,500
United Rentals North America, Inc. (Trading Companies & Distributors)		5.875%	09/15/2026	100,000	103,479
United Rentals North America, Inc. (Trading Companies & Distributors)		5.500%	05/15/2027	50,000	53,000
United Rentals North America, Inc. (Trading Companies & Distributors)		4.875%	01/15/2028	325,000	344,662
United Rentals North America, Inc. (Trading Companies & Distributors)		5.250%	01/15/2030	100,000	109,539
United Rentals North America, Inc. (Trading Companies & Distributors)		3.875%	02/15/2031	50,000	50,875
Vertical Holdco GmbH (Building Products)	(a)	7.625%	07/15/2028	300,000	325,557
Vertical U.S. Newco, Inc. (Building Products)	(a)	5.250%	07/15/2027	325,000	342,469
Watco Cos. LLC / Watco Finance Corp. (Road & Rail)	(a)	6.500%	06/15/2027	400,000	428,000
WESCO Distribution, Inc. (Trading Companies & Distributors)		5.375%	06/15/2024	550,000	557,425
WESCO Distribution, Inc. (Trading Companies & Distributors)	(a)	7.125%	06/15/2025	100,000	108,070
WESCO Distribution, Inc. (Trading Companies & Distributors)	(a)	7.250%	06/15/2028	225,000	250,616
White Cap Buyer LLC (Building Products)	(a)	6.875%	10/15/2028	425,000	454,856
White Cap Parent LLC (Building Products)	(a)(c)	8.250%, 9.000% PIK	03/15/2026	250,000	258,665
					20,216,774
Information Technology–5.7%
ams AG (Semiconductors & Equip.)	(a)	7.000%	07/31/2025	275,000	296,312
Banff Merger Sub, Inc. (IT Svs.)	(a)	9.750%	09/01/2026	500,000	526,250
Black Knight InfoServ LLC (IT Svs.)	(a)	3.625%	09/01/2028	225,000	223,866
Booz Allen Hamilton, Inc. (IT Svs.)	(a)	3.875%	09/01/2028	75,000	76,500
Booz Allen Hamilton, Inc. (IT Svs.)	(a)	4.000%	07/01/2029	50,000	51,125
Boxer Parent Co., Inc. (Software)	(a)	9.125%	03/01/2026	75,000	79,164
BY Crown Parent LLC (Software)	(a)	7.375%	10/15/2024	1,025,000	1,043,450
BY Crown Parent LLC / BY Bond Finance, Inc. (Software)	(a)	4.250%	01/31/2026	25,000	26,188
CDW LLC / CDW Finance Corp. (Electronic Equip., Instr. & Comp.)		3.250%	02/15/2029	225,000	227,970
Dell International LLC / EMC Corp. (Computers & Peripherals)	(a)	7.125%	06/15/2024	950,000	974,415
Diebold Nixdorf, Inc. (Tech. Hardware, Storage & Periph.)	(a)	9.375%	07/15/2025	50,000	55,438
Elastic N.V. (Software)	(a)	4.125%	07/15/2029	125,000	125,000
Entegris, Inc. (Semiconductors & Equip.)	(a)	3.625%	05/01/2029	200,000	202,500
Gartner, Inc. (IT Svs.)	(a)	4.500%	07/01/2028	50,000	52,806
Gartner, Inc. (IT Svs.)	(a)	3.750%	10/01/2030	125,000	127,889
Go Daddy Operating Co. LLC / GD Finance Co., Inc. (IT Svs.)	(a)	5.250%	12/01/2027	350,000	367,500
Helios Software Holdings Inc / ION Corporate Solutions Finance SARL (Software)	(a)	4.625%	05/01/2028	250,000	244,705
INEOS Quattro Finance 2 PLC (Software)	(a)	3.375%	01/15/2026	200,000	202,646
LogMeIn, Inc. (Software)	(a)	5.500%	09/01/2027	400,000	414,020
NCR Corp. (Tech. Hardware, Storage & Periph.)	(a)	8.125%	04/15/2025	25,000	27,338
NCR Corp. (Tech. Hardware, Storage & Periph.)	(a)	5.750%	09/01/2027	275,000	290,984
NCR Corp. (Tech. Hardware, Storage & Periph.)	(a)	5.000%	10/01/2028	225,000	232,666
NCR Corp. (Tech. Hardware, Storage & Periph.)	(a)	5.125%	04/15/2029	250,000	257,812
NCR Corp. (Tech. Hardware, Storage & Periph.)	(a)	6.125%	09/01/2029	50,000	54,500
NCR Corp. (Tech. Hardware, Storage & Periph.)	(a)	5.250%	10/01/2030	350,000	363,125
ON Semiconductor Corp. (Semiconductors & Equip.)	(a)	3.875%	09/01/2028	150,000	154,521
PTC, Inc. (Software)	(a)	3.625%	02/15/2025	25,000	25,750
PTC, Inc. (Software)	(a)	4.000%	02/15/2028	125,000	129,125
Qorvo, Inc. (Semiconductors & Equip.)		4.375%	10/15/2029	250,000	272,430
Qorvo, Inc. (Semiconductors & Equip.)	(a)	3.375%	04/01/2031	100,000	104,222
Rocket Software, Inc. (Software)	(a)	6.500%	02/15/2029	525,000	520,947
Science Applications International Corp. (IT Svs.)	(a)	4.875%	04/01/2028	75,000	78,656
Seagate HDD Cayman (Tech. Hardware, Storage & Periph.)	(a)	3.125%	07/15/2029	300,000	290,674
Seagate HDD Cayman (Tech. Hardware, Storage & Periph.)	(a)	3.375%	07/15/2031	250,000	241,575
SS&C Technologies, Inc. (Software)	(a)	5.500%	09/30/2027	775,000	821,267
Synaptics, Inc. (Semiconductors & Equip.)	(a)	4.000%	06/15/2029	125,000	125,625
TTM Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a)	4.000%	03/01/2029	150,000	150,909
Veritas U.S., Inc. / Veritas Bermuda Ltd. (Software)	(a)	7.500%	09/01/2025	575,000	598,719
					10,058,589
Materials–9.9%
ARD Finance SA (Containers & Packaging)	(a)(c)	6.500%, 7.250% PIK	06/30/2027	1,200,000	1,260,000
Ardagh Packaging Finance PLC / Ardagh Holdings U.S.A., Inc. (Containers & Packaging)	(a)	6.000%	02/15/2025	200,000	206,300
Ardagh Packaging Finance PLC / Ardagh Holdings U.S.A., Inc. (Containers & Packaging)	(a)	5.250%	08/15/2027	275,000	280,500
Ardagh Packaging Finance PLC / Ardagh Holdings U.S.A., Inc. (Containers & Packaging)	(a)	5.250%	08/15/2027	200,000	204,000
Ardagh Packaging Finance PLC / Ardagh Holdings U.S.A., Inc. (Containers & Packaging)	(a)	4.000%	09/01/2029	225,000	223,104
Axalta Coating Systems LLC (Chemicals)	(a)	3.375%	02/15/2029	150,000	146,625
Axalta Coating Systems LLC / Axalta Coating Systems Dutch Holding B B.V. (Chemicals)	(a)	4.750%	06/15/2027	150,000	157,125
Ball Corp. (Containers & Packaging)		2.875%	08/15/2030	325,000	319,027
Berry Global, Inc. (Containers & Packaging)	(a)	4.875%	07/15/2026	375,000	396,810
Berry Global, Inc. (Containers & Packaging)	(a)	5.625%	07/15/2027	275,000	290,837

(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Continued)
Schedule of Investments	June 30, 2021 (Unaudited)
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Materials (continued)
Clearwater Paper Corp. (Paper & Forest Products)	(a)	5.375%	02/01/2025	$ 675,000	$ 718,875
Cleveland-Cliffs, Inc. (Metals & Mining)	(a)	4.625%	03/01/2029	400,000	420,908
Cleveland-Cliffs, Inc. (Metals & Mining)	(a)	4.875%	03/01/2031	475,000	498,750
Coeur Mining, Inc. (Metals & Mining)	(a)	5.125%	02/15/2029	325,000	321,750
Compass Minerals International, Inc. (Metals & Mining)	(a)	4.875%	07/15/2024	750,000	774,375
Compass Minerals International, Inc. (Metals & Mining)	(a)	6.750%	12/01/2027	50,000	53,750
Crown Americas LLC / Crown Americas Capital Corp. VI (Containers & Packaging)		4.750%	02/01/2026	275,000	285,368
Element Solutions, Inc. (Chemicals)	(a)	3.875%	09/01/2028	300,000	306,090
Flex Acquisition Co., Inc. (Containers & Packaging)	(a)	6.875%	01/15/2025	1,075,000	1,091,125
Flex Acquisition Co., Inc. (Containers & Packaging)	(a)	7.875%	07/15/2026	675,000	702,000
Freeport-McMoRan, Inc. (Metals & Mining)		5.000%	09/01/2027	175,000	184,844
Freeport-McMoRan, Inc. (Metals & Mining)		4.125%	03/01/2028	175,000	182,656
Freeport-McMoRan, Inc. (Metals & Mining)		4.375%	08/01/2028	225,000	237,656
Freeport-McMoRan, Inc. (Metals & Mining)		5.250%	09/01/2029	200,000	220,750
Freeport-McMoRan, Inc. (Metals & Mining)		4.625%	08/01/2030	150,000	164,250
Freeport-McMoRan, Inc. (Metals & Mining)		5.400%	11/14/2034	150,000	181,171
Graphic Packaging International LLC (Containers & Packaging)	(a)	4.750%	07/15/2027	150,000	162,057
Graphic Packaging International LLC (Containers & Packaging)	(a)	3.500%	03/15/2028	100,000	100,750
Graphic Packaging International LLC (Containers & Packaging)	(a)	3.500%	03/01/2029	100,000	99,070
HB Fuller Co. (Chemicals)		4.250%	10/15/2028	125,000	129,191
Herens Holdco SARL (Chemicals)	(a)	4.750%	05/15/2028	325,000	323,375
Hexion, Inc. (Chemicals)	(a)	7.875%	07/15/2027	525,000	566,344
Illuminate Buyer LLC / Illuminate Holdings IV, Inc. (Chemicals)	(a)	9.000%	07/01/2028	150,000	167,253
Koppers, Inc. (Chemicals)	(a)	6.000%	02/15/2025	900,000	928,800
Mauser Packaging Solutions Holding Co. (Containers & Packaging)	(a)	5.500%	04/15/2024	300,000	303,000
Mauser Packaging Solutions Holding Co. (Containers & Packaging)	(a)	7.250%	04/15/2025	700,000	686,000
Nouryon Holding B.V. (Chemicals)	(a)	8.000%	10/01/2026	800,000	848,000
Owens-Brockway Glass Container, Inc. (Containers & Packaging)	(a)	5.875%	08/15/2023	225,000	242,633
Owens-Brockway Glass Container, Inc. (Containers & Packaging)	(a)	5.375%	01/15/2025	175,000	185,938
Owens-Brockway Glass Container, Inc. (Containers & Packaging)	(a)	6.375%	08/15/2025	600,000	665,250
Owens-Brockway Glass Container, Inc. (Containers & Packaging)	(a)	6.625%	05/13/2027	50,000	54,375
Polar U.S. Borrower LLC / Schenectady International Group, Inc. (Chemicals)	(a)	6.750%	05/15/2026	375,000	375,469
PQ Corp. (Chemicals)	(a)	5.750%	12/15/2025	125,000	128,281
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer SA (Containers & Packaging)	(a)	4.000%	10/15/2027	450,000	446,882
Sealed Air Corp. (Containers & Packaging)	(a)	4.000%	12/01/2027	175,000	186,156
SRS Distribution, Inc. (Construction Materials)	(a)	6.125%	07/01/2029	200,000	205,822
Trivium Packaging Finance B.V. (Containers & Packaging)	(a)	5.500%	08/15/2026	200,000	210,140
Trivium Packaging Finance B.V. (Containers & Packaging)	(a)	8.500%	08/15/2027	475,000	516,420
W.R. Grace & Co.-Conn (Chemicals)	(a)	4.875%	06/15/2027	175,000	185,553
					17,545,405
Real Estate–0.4%
VICI Properties LP / VICI Note Co., Inc. (Equity REIT)	(a)	3.500%	02/15/2025	25,000	25,494
VICI Properties LP / VICI Note Co., Inc. (Equity REIT)	(a)	4.250%	12/01/2026	225,000	234,050
VICI Properties LP / VICI Note Co., Inc. (Equity REIT)	(a)	4.625%	12/01/2029	275,000	292,187
VICI Properties LP / VICI Note Co., Inc. (Equity REIT)	(a)	4.125%	08/15/2030	100,000	102,682
					654,413
Utilities–3.3%
AmeriGas Partners LP / AmeriGas Finance Corp. (Gas Utilities)		5.875%	08/20/2026	725,000	811,746
AmeriGas Partners LP / AmeriGas Finance Corp. (Gas Utilities)		5.750%	05/20/2027	100,000	111,500
Calpine Corp. (Ind. Power & Renewable Elec.)	(a)	5.250%	06/01/2026	101,000	103,904
Calpine Corp. (Ind. Power & Renewable Elec.)	(a)	4.500%	02/15/2028	425,000	433,500
Calpine Corp. (Ind. Power & Renewable Elec.)	(a)	4.625%	02/01/2029	100,000	98,314
Calpine Corp. (Ind. Power & Renewable Elec.)	(a)	5.000%	02/01/2031	100,000	99,500
Calpine Corp. (Ind. Power & Renewable Elec.)	(a)	3.750%	03/01/2031	300,000	285,705
NRG Energy, Inc. (Electric Utilities)		7.250%	05/15/2026	750,000	777,454
NRG Energy, Inc. (Electric Utilities)		6.625%	01/15/2027	250,000	258,805
NRG Energy, Inc. (Electric Utilities)	(a)	3.375%	02/15/2029	25,000	24,469
NRG Energy, Inc. (Electric Utilities)	(a)	3.625%	02/15/2031	25,000	24,568
Pattern Energy Operations LP / Pattern Energy Operations, Inc. (Ind. Power & Renewable Elec.)	(a)	4.500%	08/15/2028	125,000	129,400
Suburban Propane Partners LP / Suburban Energy Finance Corp. (Gas Utilities)		5.875%	03/01/2027	600,000	629,943
Suburban Propane Partners LP / Suburban Energy Finance Corp. (Gas Utilities)	(a)	5.000%	06/01/2031	125,000	127,969
TerraForm Power Operating LLC (Ind. Power & Renewable Elec.)	(a)	5.000%	01/31/2028	750,000	794,062
Vistra Operations Co. LLC (Ind. Power & Renewable Elec.)	(a)	5.500%	09/01/2026	225,000	232,031
Vistra Operations Co. LLC (Ind. Power & Renewable Elec.)	(a)	5.625%	02/15/2027	400,000	415,000

(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Continued)
Schedule of Investments	June 30, 2021 (Unaudited)
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Utilities (continued)
Vistra Operations Co. LLC (Ind. Power & Renewable Elec.)	(a)	5.000%	07/31/2027	$ 375,000	$ 384,986
Vistra Operations Co. LLC (Ind. Power & Renewable Elec.)	(a)	4.375%	05/01/2029	75,000	75,375
					5,818,231
Total Corporate Bonds (Cost $164,804,838)					$171,195,444

Common Stocks–0.7%		Shares	Value
Communication Services–0.1%
iHeartMedia, Inc. Class A (Media)	(d)	7,387	$ 198,932
Energy–0.5%
Oasis Petroleum, Inc. (Oil, Gas & Consumable Fuels)		3,354	337,245
Superior Energy Services, Inc. (Acquired August 03, 2017 through July 25, 2018, Cost $939,833) (Energy Equip. & Svs.)	(d)(e)	14,115	557,542
			894,787
Materials–0.1%
Hexion Holdings Corp. Class B (Chemicals)	(d)	5,808	107,448
Total Common Stocks (Cost $1,593,755)			$ 1,201,167

Warrants –0.0%		Expiration	Strike Price	Quantity	Value
Energy–0.0%
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)	(d)	02/09/2026	$ 27.63	3,585	$ 96,365
Total Warrants (Cost $326,664)					$ 96,365

Money Market Funds–1.3%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 0.055%	(f)	2,268,232	$ 2,268,913
Total Money Market Funds (Cost $2,268,913)			$ 2,268,913
Total Investments – 98.9% (Cost $168,994,170)	(g)		$174,761,889
Other Assets in Excess of Liabilities – 1.1%			1,909,162
Net Assets – 100.0%			$176,671,051

Percentages are stated as a percent of net assets.

Abbreviations:
PIK:	Payment-in-Kind

Footnotes:
(a)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At June 30, 2021, the value of these securities totaled $133,128,109, or 75.4% of the Portfolio’s net assets.
(b)	Represents a security that is in default and deemed to be non-income producing.
(c)	Issuer of the security has the option to make coupon payments in cash or in additional par value of this bond (Payment-in-Kind).
(d)	Non-income producing security.
(e)	Represents a security deemed to be restricted. At June 30, 2021, the value of restricted securities in the Portfolio totaled $557,542, or 0.3% of the Portfolio’s net assets.
(f)	Rate represents the seven-day yield at June 30, 2021.
(g)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Nasdaq-100® Index Portfolio (Unaudited)
Objective/Strategy
The ON Nasdaq-100® Index Portfolio seeks long-term growth of capital by investing, under normal circumstances, more than 80% of its net assets in the common stocks of companies that are included in the Nasdaq-100® Index.
Performance as of June 30, 2021
Average Annual returns
One year	43.81%
Five years	27.70%
Ten years	20.93%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.42% per the Fund’s prospectus dated May 1, 2021. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2021 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the six-month period ended June 30, 2021, the Portfolio returned 13.14% versus 13.34% for its benchmark, the Nasdaq-100® Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  The Portfolio intends to track the underlying return of the Nasdaq-100® Index. There were no material market events or changes in strategy during the year that materially impacted the Portfolio’s relative return. Sources of return variance were related to the cumulative impact of investing the day-to-day cash flows in the Portfolio.
Q.  How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?
A.  There was no impact from either sector allocation or stock selection that caused any significant performance variance between the Portfolio and its benchmark. Information Technology, Communication Services, and Health Care were the best performing sectors for the Portfolio and its benchmark. (1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  Because the Portfolio weights are managed to mimic the constituent weightings utilized by the benchmark, there were no holdings that significantly contributed to, or detracted from, the Portfolio’s benchmark-relative performance. Stocks contributing the most to the benchmark return were Microsoft Corp., NVIDIA Corp., and Alphabet, Inc. Class C. Stocks that significantly lagged for the period included Tesla, Inc, Pinduoduo Inc. – ADR, and Vertex Pharmaceuticals, Inc. (1)
Q.  How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?
A.  The Portfolio uses long CME E-mini Nasdaq-100 Index futures contracts primarily to equitize open dividend receivables, as well as to manage day-to-day cash flows, to ensure the Portfolio is fully invested. The futures did not meaningfully impact performance, however, due to their index characteristics and size in relation to the Portfolio’s net assets.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2021.
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The Nasdaq-100® Index is a modified capitalization-weighted index of the 100 largest domestic and international non-financial companies listed on the NASDAQ® Stock Market. The index presented includes the effects of reinvested dividends.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.
The Nasdaq-100®, Nasdaq-100 Index®, and Nasdaq® are registered trademarks of The NASDAQ OMX Group, Inc. (which with its affiliates is referred to as “NASDAQ OMX”). Ohio National Investments, Inc. has licensed these marks for the Portfolio’s use. NASDAQ OMX has not passed on the Portfolio’s legality or suitability. NASDAQ OMX does not sponsor, endorse, sell or promote the Portfolio. NASDAQ OMX MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE PORTFOLIO.

(continued)

Ohio National Fund, Inc.	ON Nasdaq-100® Index Portfolio (Unaudited) (Continued)
Portfolio Composition as of June 30, 2021 (1)
% of Net Assets
Common Stocks (4)	100.3
Less Net Liabilities	(0.3)
100.0
Top 10 Portfolio Holdings as of June 30, 2021 (1) (2) (3)
		% of Net Assets
1.	Apple, Inc.	11.0
2.	Microsoft Corp.	9.9
3.	Amazon.com, Inc.	8.4
4.	Facebook, Inc. Class A	4.0
5.	Alphabet, Inc. Class C	3.9
6.	Tesla, Inc.	3.9
7.	NVIDIA Corp.	3.7
8.	Alphabet, Inc. Class A	3.5
9.	PayPal Holdings, Inc.	2.5
10.	Adobe, Inc.	2.1

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	49.0
Communication Services	19.6
Consumer Discretionary	17.5
Health Care	6.7
Consumer Staples	4.9
Industrials	1.7
Utilities	0.9
100.3

Ohio National Fund, Inc.	ON Nasdaq-100® Index Portfolio
Schedule of Investments	June 30, 2021 (Unaudited)
Common Stocks–100.3%		Shares	Value
Communication Services–19.6%
Activision Blizzard, Inc. (Entertainment)		22,504	$ 2,147,782
Alphabet, Inc. Class A (Interactive Media & Svs.)	(a)	5,724	13,976,806
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a)	6,158	15,433,918
Baidu, Inc. – ADR (Interactive Media & Svs.)	(a)	7,504	1,530,066
Charter Communications, Inc. Class A (Media)	(a)	5,464	3,942,003
Comcast Corp. Class A (Media)		132,782	7,571,230
Electronic Arts, Inc. (Entertainment)		8,289	1,192,207
Facebook, Inc. Class A (Interactive Media & Svs.)	(a)	45,601	15,855,924
Fox Corp. Class A (Media)		9,408	349,319
Fox Corp. Class B (Media)		7,401	260,515
Match Group, Inc. (Interactive Media & Svs.)	(a)	7,828	1,262,265
NetEase, Inc. – ADR (Entertainment)		8,726	1,005,671
Netflix, Inc. (Entertainment)	(a)	12,841	6,782,745
Sirius XM Holdings, Inc. (Media)		118,476	774,833
T-Mobile U.S., Inc. (Wireless Telecom. Svs.)	(a)	36,111	5,229,956
			77,315,240
Consumer Discretionary–17.5%
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a)	9,598	33,018,656
Booking Holdings, Inc. (Internet & Direct Marketing Retail)	(a)	1,189	2,601,639
Dollar Tree, Inc. (Multiline Retail)	(a)	6,718	668,441
eBay, Inc. (Internet & Direct Marketing Retail)		19,731	1,385,314
JD.com, Inc. – ADR (Internet & Direct Marketing Retail)	(a)	23,339	1,862,686
Lululemon Athletica, Inc. (Textiles, Apparel & Luxury Goods)	(a)	3,624	1,322,651
Marriott International, Inc. Class A (Hotels, Restaurants & Leisure)	(a)	9,431	1,287,520
MercadoLibre, Inc. (Internet & Direct Marketing Retail)	(a)	1,444	2,249,449
O'Reilly Automotive, Inc. (Specialty Retail)	(a)	2,021	1,144,310
Peloton Interactive, Inc. Class A (Leisure Products)	(a)	7,783	965,248
Pinduoduo, Inc. – ADR (Internet & Direct Marketing Retail)	(a)	10,957	1,391,758
Ross Stores, Inc. (Specialty Retail)		10,328	1,280,672
Starbucks Corp. (Hotels, Restaurants & Leisure)		34,125	3,815,516
Tesla, Inc. (Automobiles)	(a)	22,689	15,421,713
Trip.com Group Ltd. – ADR (Internet & Direct Marketing Retail)	(a)	15,242	540,481
			68,956,054
Consumer Staples–4.9%
Costco Wholesale Corp. (Food & Staples Retailing)		12,816	5,070,906
Keurig Dr Pepper, Inc. (Beverages)		41,050	1,446,602
Kraft Heinz Co. / The (Food Products)		35,424	1,444,591
Mondelez International, Inc. Class A (Food Products)		40,682	2,540,184
Monster Beverage Corp. (Beverages)	(a)	15,308	1,398,386
PepsiCo, Inc. (Beverages)		40,013	5,928,726
Walgreens Boots Alliance, Inc. (Food & Staples Retailing)		25,034	1,317,039
			19,146,434
Health Care–6.7%
Alexion Pharmaceuticals, Inc. (Biotechnology)	(a)	6,402	1,176,111
Align Technology, Inc. (Health Care Equip. & Supplies)	(a)	2,292	1,400,412
Amgen, Inc. (Biotechnology)		16,640	4,056,000
Biogen, Inc. (Biotechnology)	(a)	4,360	1,509,737
Cerner Corp. (Health Care Technology)		8,728	682,180
Dexcom, Inc. (Health Care Equip. & Supplies)	(a)	2,801	1,196,027
Common Stocks (Continued)		Shares	Value
Health Care (continued)
Gilead Sciences, Inc. (Biotechnology)		36,325	$ 2,501,340
IDEXX Laboratories, Inc. (Health Care Equip. & Supplies)	(a)	2,470	1,559,929
Illumina, Inc. (Life Sciences Tools & Svs.)	(a)	4,228	2,000,732
Incyte Corp. (Biotechnology)	(a)	6,354	534,562
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a)	3,429	3,153,446
Moderna, Inc. (Biotechnology)	(a)	11,629	2,732,582
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	3,032	1,693,493
Seagen, Inc. (Biotechnology)	(a)	5,256	829,817
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	7,498	1,511,822
			26,538,190
Industrials–1.7%
Cintas Corp. (Commercial Svs. & Supplies)		3,043	1,162,426
Copart, Inc. (Commercial Svs. & Supplies)	(a)	6,852	903,299
CSX Corp. (Road & Rail)		65,806	2,111,057
Fastenal Co. (Trading Companies & Distributors)		16,638	865,176
PACCAR, Inc. (Machinery)		10,054	897,320
Verisk Analytics, Inc. (Professional Svs.)		4,695	820,310
			6,759,588
Information Technology–49.0%
Adobe, Inc. (Software)	(a)	13,844	8,107,600
Advanced Micro Devices, Inc. (Semiconductors & Equip.)	(a)	35,188	3,305,209
Analog Devices, Inc. (Semiconductors & Equip.)		10,682	1,839,013
ANSYS, Inc. (Software)	(a)	2,524	875,979
Apple, Inc. (Tech. Hardware, Storage & Periph.)		317,596	43,497,948
Applied Materials, Inc. (Semiconductors & Equip.)		26,470	3,769,328
ASML Holding N.V. (Semiconductors & Equip.)		2,301	1,589,623
Atlassian Corp. PLC Class A (Software)	(a)	3,918	1,006,378
Autodesk, Inc. (Software)	(a)	6,374	1,860,571
Automatic Data Processing, Inc. (IT Svs.)		12,324	2,447,793
Broadcom, Inc. (Semiconductors & Equip.)		11,825	5,638,633
Cadence Design Systems, Inc. (Software)	(a)	8,059	1,102,632
CDW Corp. (Electronic Equip., Instr. & Comp.)		4,060	709,079
Check Point Software Technologies Ltd. (Software)	(a)	3,912	454,301
Cisco Systems, Inc. (Communications Equip.)		122,049	6,468,597
Cognizant Technology Solutions Corp. Class A (IT Svs.)		15,275	1,057,947
DocuSign, Inc. (Software)	(a)	5,635	1,575,377
Fiserv, Inc. (IT Svs.)	(a)	19,311	2,064,153
Intel Corp. (Semiconductors & Equip.)		116,945	6,565,292
Intuit, Inc. (Software)		7,914	3,879,205
KLA Corp. (Semiconductors & Equip.)		4,439	1,439,168
Lam Research Corp. (Semiconductors & Equip.)		4,130	2,687,391
Marvell Technology, Inc. (Semiconductors & Equip.)		23,727	1,383,996
Maxim Integrated Products, Inc. (Semiconductors & Equip.)		7,773	818,963
Microchip Technology, Inc. (Semiconductors & Equip.)		7,922	1,186,240
Micron Technology, Inc. (Semiconductors & Equip.)	(a)	32,477	2,759,896
Microsoft Corp. (Software)		143,340	38,830,806
NVIDIA Corp. (Semiconductors & Equip.)		18,043	14,436,204
NXP Semiconductors N.V. (Semiconductors & Equip.)		7,986	1,642,880
Okta, Inc. (IT Svs.)	(a)	3,622	886,231
Paychex, Inc. (IT Svs.)		10,437	1,119,890
PayPal Holdings, Inc. (IT Svs.)	(a)	34,021	9,916,441

(continued)

Ohio National Fund, Inc.	ON Nasdaq-100® Index Portfolio (Continued)
Schedule of Investments	June 30, 2021 (Unaudited)
Common Stocks (Continued)		Shares	Value
Information Technology (continued)
QUALCOMM, Inc. (Semiconductors & Equip.)		32,668	$ 4,669,237
Skyworks Solutions, Inc. (Semiconductors & Equip.)		4,781	916,757
Splunk, Inc. (Software)	(a)	4,747	686,321
Synopsys, Inc. (Software)	(a)	4,419	1,218,716
Texas Instruments, Inc. (Semiconductors & Equip.)		26,746	5,143,256
VeriSign, Inc. (IT Svs.)	(a)	3,258	741,814
Workday, Inc. Class A (Software)	(a)	5,474	1,306,863
Xilinx, Inc. (Semiconductors & Equip.)		7,120	1,029,837
Zoom Video Communications, Inc. Class A (Software)	(a)	6,843	2,648,446
			193,284,011
Common Stocks (Continued)		Shares	Value
Utilities–0.9%
American Electric Power Co., Inc. (Electric Utilities)		14,474	$ 1,224,356
Exelon Corp. (Electric Utilities)		28,301	1,254,017
Xcel Energy, Inc. (Electric Utilities)		15,588	1,026,937
			3,505,310
Total Common Stocks (Cost $205,867,814)			$395,504,827
Total Investments – 100.3% (Cost $205,867,814)	(b)		$395,504,827
Liabilities in Excess of Other Assets – (0.3)%	(c)		(1,169,652)
Net Assets – 100.0%			$394,335,175

Percentages are stated as a percent of net assets.

Abbreviations:
ADR:	American Depositary Receipts

Footnotes:
(a)	Non-income producing security.
(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
(c)	Includes $224,000 of cash pledged as collateral for the futures contracts outstanding at June 30, 2021. See also the following Schedule of Open Futures Contracts.
The accompanying notes are an integral part of these financial statements.
Schedule of Open Futures Contracts	June 30, 2021 (Unaudited)

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini Nasdaq-100 Index - Long	14	September 17, 2021	$4,047,929	$4,073,720	$25,791	$(12,843)
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Core Portfolio (Unaudited)
Objective/Strategy
The ON BlackRock Advantage Large Cap Core Portfolio seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.
Performance as of June 30, 2021
Average Annual returns
One year	39.40%
Five years	15.84%
Ten years	13.37%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.70% per the Fund’s prospectus dated May 1, 2021. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2021 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the six-month period ended June 30, 2021, the Portfolio returned 15.31% versus 15.25% for its benchmark, the S&P 500® Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  The Portfolio performed well amidst the market backdrop in which investor preference shifted. Performance was strong in the second quarter, as sentiment-based measures positioned the Portfolio around the broader reflationary and reopening themes. In the first quarter, fundamental value measures fared well amidst the style preference shift in the marketplace.
Sentiment-based measures drove the slight outperformance. Specifically, measures that capture sentiment across market participants, such as bond investors, delivered gains. These insights performed well, given interest rate volatility, by capturing the discrepancies between corporate bond valuations and their equity counterparts. Elsewhere, insights that capture sentiment through text-based analyses of sell side commentaries performed positively through an overweight to Information Technology.
Within fundamental value measures, capturing the reflationary theme became a further driver of performance during the period. This was highlighted by fundamental value insights, which performed well amid the shift in market preference to the style. Traditional valuation measures that evaluate balance sheet information and prioritize companies with high earnings yields also aided gains.
Nontraditional fundamental measures, such as Environmental, Social and Corporate Governance (“ESG“) related insights, were also top contributors. Specifically, an insight that looks to capture investor flows into ESG-related positions was one of the best performing insights, as it was able to follow the broader sustainability market trend. Other transition related ESG measures that evaluate “green” patent filings also aided performance.
Partially offsetting the gains, a machine-learned signal that attempts to dynamically combine weights of systematic active equity insights was a top detractor for the period. This insight motivated an underweight to oil, gas and consumable fuels, which detracted from performance amidst the boost in commodity prices witnessed during the period. (1)
Q.  How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?
A.  The portfolio management team targets a relatively sector-neutral approach and seeks to derive the majority of any excess return from security selection. Overall sector allocation detracted slightly, led by the Energy sector. Security selection drove the Portfolio’s outperformance, as selection within Communication Services and Information Technology performed especially well. (1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  The Portfolio’s overweight position in Discovery, Inc. Class A was a top contributor to relative performance, as the stock performed well with the success of its new streaming service. An overweight to oilfield services company Schlumberger N.V. was also a top contributor, as the stock benefitted from the broader commodity rally witnessed during the period.
In contrast, an overweight to technology company NVIDIA Corp. was a key detractor from relative performance, due to price volatility amidst a potential acquisition of a British semiconductor and software design company. Further hindering results was an overweight stance in Intel Corp., as the stock underperformed due to product delays. (1)
Q.  How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?
A.  Pursuant to the Portfolio’s investment strategy, futures contracts were used to prevent a cash drag on performance. The futures did not meaningfully impact relative performance, however, due to their index characteristics and size in relation to the Portfolio’s net assets.
The Portfolio participated in two IPOs, Qualtrics International, Inc. and UiPath, Inc., which in aggregate contributed three basis points to absolute return during the period. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2021.

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Core Portfolio (Unaudited) (Continued)
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The S&P 500® Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented includes the effects of reinvested dividends.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.
Portfolio Composition as of June 30, 2021 (1)
% of Net Assets
Common Stocks (4)	99.6
Money Market Funds Less Net Liabilities	0.4
100.0

Top 10 Portfolio Holdings as of June 30, 2021 (1) (2) (3)
		% of Net Assets
1.	Apple, Inc.	6.1
2.	Microsoft Corp.	4.5
3.	Alphabet, Inc. Class A	3.1
4.	Amazon.com, Inc.	3.0
5.	Johnson & Johnson	2.3
6.	Alphabet, Inc. Class C	2.0
7.	Adobe, Inc.	1.8
8.	Facebook, Inc. Class A	1.7
9.	Visa, Inc.	1.6
10.	Costco Wholesale Corp.	1.6

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	27.8
Health Care	12.4
Financials	11.8
Consumer Discretionary	11.7
Communication Services	10.8
Industrials	9.0
Consumer Staples	5.5
Energy	3.3
Utilities	2.9
Real Estate	2.2
Materials	2.2
99.6

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Core Portfolio
Schedule of Investments	June 30, 2021 (Unaudited)
Common Stocks–99.6%		Shares	Value
Communication Services–10.8%
Alphabet, Inc. Class A (Interactive Media & Svs.)	(a)	5,510	$ 13,454,263
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a)	3,373	8,453,817
AT&T, Inc. (Diversified Telecom. Svs.)		92,360	2,658,121
Comcast Corp. Class A (Media)		60,482	3,448,684
Discovery, Inc. Class A (Media)	(a)	27,253	836,122
Discovery, Inc. Class C (Media)	(a)	3,785	109,689
Facebook, Inc. Class A (Interactive Media & Svs.)	(a)	21,168	7,360,325
Live Nation Entertainment, Inc. (Entertainment)	(a)	13,088	1,146,378
Roku, Inc. (Entertainment)	(a)	306	140,530
Sirius XM Holdings, Inc. (Media)		207,853	1,359,359
Spotify Technology SA (Entertainment)	(a)	2,924	805,825
Twitter, Inc. (Interactive Media & Svs.)	(a)	14,461	995,061
United States Cellular Corp. (Wireless Telecom. Svs.)	(a)	6,118	222,145
Vimeo, Inc. (Interactive Media & Svs.)	(a)	2,378	116,522
Walt Disney Co. / The (Entertainment)	(a)	25,029	4,399,347
Zynga, Inc. Class A (Entertainment)	(a)	85,020	903,763
			46,409,951
Consumer Discretionary–11.7%
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a)	3,748	12,893,720
Aramark (Hotels, Restaurants & Leisure)		9,496	353,726
Booking Holdings, Inc. (Internet & Direct Marketing Retail)	(a)	97	212,245
BorgWarner, Inc. (Auto Components)		99,997	4,853,854
Bright Horizons Family Solutions, Inc. (Diversified Consumer Svs.)	(a)	510	75,026
Genuine Parts Co. (Distributors)		21,104	2,669,023
Home Depot, Inc. / The (Specialty Retail)		12,102	3,859,207
International Game Technology PLC (Hotels, Restaurants & Leisure)	(a)	22,740	544,850
iRobot Corp. (Household Durables)	(a)	1,196	111,694
Levi Strauss & Co. Class A (Textiles, Apparel & Luxury Goods)		5,523	153,098
Lowe's Cos., Inc. (Specialty Retail)		10,447	2,026,405
Marriott Vacations Worldwide Corp. (Hotels, Restaurants & Leisure)	(a)	1,044	166,309
McDonald's Corp. (Hotels, Restaurants & Leisure)		15,840	3,658,882
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		9,400	1,452,206
Shake Shack, Inc. Class A (Hotels, Restaurants & Leisure)	(a)	6,167	659,992
Six Flags Entertainment Corp. (Hotels, Restaurants & Leisure)	(a)	36,955	1,599,412
Target Corp. (Multiline Retail)		19,982	4,830,449
Terminix Global Holdings, Inc. (Diversified Consumer Svs.)	(a)	27,333	1,304,057
Tesla, Inc. (Automobiles)	(a)	8,006	5,441,678
Wyndham Hotels & Resorts, Inc. (Hotels, Restaurants & Leisure)		15,988	1,155,773
Wynn Resorts Ltd. (Hotels, Restaurants & Leisure)	(a)	21,298	2,604,745
			50,626,351
Consumer Staples–5.5%
Bunge Ltd. (Food Products)		3,728	291,343
Coca-Cola Co. / The (Beverages)		7,509	406,312
Colgate-Palmolive Co. (Household Products)		29,334	2,386,321
Conagra Brands, Inc. (Food Products)		3,362	122,310
Costco Wholesale Corp. (Food & Staples Retailing)		17,366	6,871,205
Estee Lauder Cos., Inc. / The Class A (Personal Products)		7,911	2,516,331
Hershey Co. / The (Food Products)		15,494	2,698,745
Common Stocks (Continued)		Shares	Value
Consumer Staples (continued)
Kellogg Co. (Food Products)		17,121	$ 1,101,394
PepsiCo, Inc. (Beverages)		29,779	4,412,354
Procter & Gamble Co. / The (Household Products)		22,910	3,091,246
			23,897,561
Energy–3.3%
Antero Midstream Corp. (Oil, Gas & Consumable Fuels)		14,846	154,250
ChampionX Corp. (Energy Equip. & Svs.)	(a)	5,037	129,199
Chevron Corp. (Oil, Gas & Consumable Fuels)		31,266	3,274,801
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		6,455	188,421
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		16,588	1,384,103
Hess Corp. (Oil, Gas & Consumable Fuels)		28,608	2,498,050
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)		116,718	2,127,769
Phillips 66 (Oil, Gas & Consumable Fuels)		29,800	2,557,436
Schlumberger N.V. (Energy Equip. & Svs.)		66,163	2,117,878
			14,431,907
Financials–11.8%
Ally Financial, Inc. (Consumer Finance)		86,535	4,312,904
American Express Co. (Consumer Finance)		31,452	5,196,814
Bank of Hawaii Corp. (Banks)		819	68,976
Berkshire Hathaway, Inc. Class B (Diversified Financial Svs.)	(a)	8,546	2,375,104
Charles Schwab Corp. / The (Capital Markets)		27,628	2,011,595
Citigroup, Inc. (Banks)		33,686	2,383,285
CME Group, Inc. (Capital Markets)		9,491	2,018,546
Essent Group Ltd. (Thrifts & Mortgage Finance)		923	41,489
First Republic Bank (Banks)		1,974	369,474
JPMorgan Chase & Co. (Banks)		21,922	3,409,748
Marsh & McLennan Cos., Inc. (Insurance)		30,559	4,299,040
MetLife, Inc. (Insurance)		87,799	5,254,770
Morgan Stanley (Capital Markets)		71,725	6,576,465
New York Community Bancorp, Inc. (Thrifts & Mortgage Finance)		108,304	1,193,510
Progressive Corp. / The (Insurance)		20,737	2,036,581
Signature Bank (Banks)		1,891	464,524
Stifel Financial Corp. (Capital Markets)		3,983	258,337
Travelers Cos., Inc. / The (Insurance)		13,833	2,070,938
Truist Financial Corp. (Banks)		36,500	2,025,750
Voya Financial, Inc. (Diversified Financial Svs.)		44,279	2,723,158
Wells Fargo & Co. (Banks)		32,375	1,466,264
Willis Towers Watson PLC (Insurance)		1,529	351,701
			50,908,973
Health Care–12.4%
AbbVie, Inc. (Biotechnology)		1,512	170,312
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)		6,225	920,117
Alexion Pharmaceuticals, Inc. (Biotechnology)	(a)	418	76,791
Align Technology, Inc. (Health Care Equip. & Supplies)	(a)	3,636	2,221,596
AmerisourceBergen Corp. (Health Care Providers & Svs.)		3,271	374,497
Anthem, Inc. (Health Care Providers & Svs.)		2,185	834,233
BioMarin Pharmaceutical, Inc. (Biotechnology)	(a)	11,706	976,749
Bio-Rad Laboratories, Inc. Class A (Life Sciences Tools & Svs.)	(a)	78	50,255
Bristol-Myers Squibb Co. (Pharmaceuticals)		66,271	4,428,228
Bruker Corp. (Life Sciences Tools & Svs.)		6,995	531,480
Cerner Corp. (Health Care Technology)		24,330	1,901,633
Cigna Corp. (Health Care Providers & Svs.)		1,428	338,536
Danaher Corp. (Health Care Equip. & Supplies)		19,126	5,132,653

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Core Portfolio (Continued)
Schedule of Investments	June 30, 2021 (Unaudited)
Common Stocks (Continued)		Shares	Value
Health Care (continued)
Dexcom, Inc. (Health Care Equip. & Supplies)	(a)	10,714	$ 4,574,878
Envista Holdings Corp. (Health Care Equip. & Supplies)	(a)	3,559	153,784
Gilead Sciences, Inc. (Biotechnology)		84,682	5,831,202
Hill-Rom Holdings, Inc. (Health Care Equip. & Supplies)		3,445	391,318
Hologic, Inc. (Health Care Equip. & Supplies)	(a)	3,184	212,436
IDEXX Laboratories, Inc. (Health Care Equip. & Supplies)	(a)	8,479	5,354,912
Johnson & Johnson (Pharmaceuticals)		59,935	9,873,692
McKesson Corp. (Health Care Providers & Svs.)		13,002	2,486,502
Pfizer, Inc. (Pharmaceuticals)		33,329	1,305,164
PPD, Inc. (Life Sciences Tools & Svs.)	(a)	9,729	448,410
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		300	151,341
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		7,261	2,907,595
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	10,285	2,073,765
			53,722,079
Industrials–9.0%
Allegion PLC (Building Products)		5,501	766,289
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)		7,013	656,908
Carrier Global Corp. (Building Products)		17,686	859,540
Caterpillar, Inc. (Machinery)		11,896	2,588,926
Copart, Inc. (Commercial Svs. & Supplies)	(a)	14,845	1,957,016
Deere & Co. (Machinery)		4,659	1,643,276
Delta Air Lines, Inc. (Airlines)	(a)	17,457	755,190
EMCOR Group, Inc. (Construction & Engineering)		2,346	289,004
Expeditors International of Washington, Inc. (Air Freight & Logistics)		39,239	4,967,657
Honeywell International, Inc. (Industrial Conglomerates)		24,131	5,293,135
IAA, Inc. (Commercial Svs. & Supplies)	(a)	25,246	1,376,917
IHS Markit Ltd. (Professional Svs.)		4,420	497,957
Landstar System, Inc. (Road & Rail)		3,100	489,862
Lockheed Martin Corp. (Aerospace & Defense)		10,629	4,021,482
Oshkosh Corp. (Machinery)		75	9,348
Otis Worldwide Corp. (Machinery)		44,996	3,679,323
Owens Corning (Building Products)		1,564	153,116
Roper Technologies, Inc. (Industrial Conglomerates)		3,205	1,506,991
Ryder System, Inc. (Road & Rail)		21,112	1,569,255
Schneider National, Inc. Class B (Road & Rail)		11,415	248,505
SiteOne Landscape Supply, Inc. (Trading Companies & Distributors)	(a)	1,374	232,563
Southwest Airlines Co. (Airlines)	(a)	7,499	398,122
Trane Technologies PLC (Building Products)		26,338	4,849,879
			38,810,261
Information Technology–27.8%
Accenture PLC Class A (IT Svs.)		15,569	4,589,586
Adobe, Inc. (Software)	(a)	13,505	7,909,068
Advanced Micro Devices, Inc. (Semiconductors & Equip.)	(a)	22,014	2,067,775
Apple, Inc. (Tech. Hardware, Storage & Periph.)		193,040	26,438,758
Automatic Data Processing, Inc. (IT Svs.)		14,589	2,897,667
Dell Technologies, Inc. Class C (Tech. Hardware, Storage & Periph.)	(a)	24,691	2,460,952
Fidelity National Information Services, Inc. (IT Svs.)		9,470	1,341,615
Fiserv, Inc. (IT Svs.)	(a)	1,968	210,360
Flex Ltd. (Electronic Equip., Instr. & Comp.)	(a)	102,692	1,835,106
Common Stocks (Continued)		Shares	Value
Information Technology (continued)
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)		243,736	$ 3,553,671
HP, Inc. (Tech. Hardware, Storage & Periph.)		28,451	858,936
HubSpot, Inc. (Software)	(a)	2,004	1,167,771
Intel Corp. (Semiconductors & Equip.)		100,031	5,615,740
Intuit, Inc. (Software)		13,068	6,405,542
Lam Research Corp. (Semiconductors & Equip.)		1,715	1,115,950
Mastercard, Inc. Class A (IT Svs.)		9,501	3,468,720
Microsoft Corp. (Software)		71,341	19,326,277
NVIDIA Corp. (Semiconductors & Equip.)		4,690	3,752,469
PayPal Holdings, Inc. (IT Svs.)	(a)	15,963	4,652,895
PTC, Inc. (Software)	(a)	5,251	741,756
QUALCOMM, Inc. (Semiconductors & Equip.)		45,117	6,448,573
salesforce.com, Inc. (Software)	(a)	513	125,311
ServiceNow, Inc. (Software)	(a)	1,155	634,730
Silicon Laboratories, Inc. (Semiconductors & Equip.)	(a)	1,596	244,587
Splunk, Inc. (Software)	(a)	3,401	491,717
UiPath, Inc. Class A (Software)	(a)	5,285	359,010
Visa, Inc. (IT Svs.)		29,919	6,995,661
VMware, Inc. Class A (Software)	(a)	10,450	1,671,686
Workday, Inc. Class A (Software)	(a)	8,807	2,102,583
Xilinx, Inc. (Semiconductors & Equip.)		2,910	420,902
			119,905,374
Materials–2.2%
Crown Holdings, Inc. (Containers & Packaging)		13,194	1,348,559
Ecolab, Inc. (Chemicals)		7,178	1,478,453
Linde PLC (Chemicals)		2,194	634,285
PPG Industries, Inc. (Chemicals)		24,513	4,161,572
Reliance Steel & Aluminum Co. (Metals & Mining)		11,183	1,687,515
			9,310,384
Real Estate–2.2%
CBRE Group, Inc. Class A (Real Estate Mgmt. & Development)	(a)	20,014	1,715,800
Equinix, Inc. (Equity REIT)		3,520	2,825,152
Prologis, Inc. (Equity REIT)		40,931	4,892,483
			9,433,435
Utilities–2.9%
Atmos Energy Corp. (Gas Utilities)		3,731	358,586
Brookfield Renewable Corp. Class A (Ind. Power & Renewable Elec.)		8,017	336,233
CMS Energy Corp. (Multi-Utilities)		5,263	310,938
Consolidated Edison, Inc. (Multi-Utilities)		59,425	4,261,961
DTE Energy Co. (Multi-Utilities)		11,537	1,495,195
Eversource Energy (Electric Utilities)		41,602	3,338,145
NextEra Energy, Inc. (Electric Utilities)		14,645	1,073,186
OGE Energy Corp. (Electric Utilities)		28,069	944,522
UGI Corp. (Gas Utilities)		10,316	477,734
			12,596,500
Total Common Stocks (Cost $358,201,244)			$430,052,776

Money Market Funds–1.2%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 0.055%	(b)	5,423,898	$ 5,425,525
Total Money Market Funds (Cost $5,425,525)			$ 5,425,525
Total Investments – 100.8% (Cost $363,626,769)	(c)		$435,478,301
Liabilities in Excess of Other Assets – (0.8)%	(d)		(3,631,650)
Net Assets – 100.0%			$431,846,651

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Core Portfolio (Continued)
Schedule of Investments	June 30, 2021 (Unaudited)
Percentages are stated as a percent of net assets.

Footnotes:
(a)	Non-income producing security.
(b)	Rate represents the seven-day yield at June 30, 2021.
(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
(d)	Includes $308,000 of cash pledged as collateral for the futures contracts outstanding at June 30, 2021. See also the following Schedule of Open Futures Contracts.
The accompanying notes are an integral part of these financial statements.
Schedule of Open Futures Contracts	June 30, 2021 (Unaudited)

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini S&P 500 Index - Long	28	September 17, 2021	$5,934,672	$6,004,040	$69,368	$5,560
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON BlackRock Advantage Small Cap Growth Portfolio (Unaudited)
Objective/Strategy
The ON BlackRock Advantage Small Cap Growth Portfolio seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in stocks of companies with a market capitalization at the time of investment that is no greater than the largest market capitalization of a company in the Russell 2000® Index for the previous twelve months.
Performance as of June 30, 2021
Average Annual returns
One year	51.85%
Five years	20.13%
Ten years	12.80%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.86% per the Fund’s prospectus dated May 1, 2021. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2021 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the six-month period ended June 30, 2021, the Portfolio returned 9.04% versus 8.98% for its benchmark, the Russell 2000® Growth Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  The Portfolio performed well navigating an environment in which investor preference shifted, with most of the outperformance witnessed in the second quarter.
Trend-based sentiment measures drove gains by capturing the broader economic reopening theme. Text-based sentiment insights that evaluate conference calls also performed well, as more forward guidance was provided amid recovery expectations. Another theme driving performance was the ability to identify the emerging inflationary environment. Higher frequency insights that look to capture supply chain linkages provided gains across semiconductors and equipment names.
Performance also benefitted from various fundamental insights. Nontraditional fundamental measures, such as Environmental, Social, and Corporate Governance (“ESG”) related insights, were other top contributors. These were some of the best performing insights, as they were able to follow the broader sustainability market trend. More traditional insights that identify attractively priced growth companies, such as comparing valuations across research and development expenditures, performed well amidst the style preference witnessed in the first quarter.
Conversely, stability-related insights that seek to identify lower risk and lower levered securities declined as the market continued its runup. Additionally, toward period-end, select measures associated with the reopening theme, specifically hiring trends, declined as the surprise hawkish Fed response reversed period to date market drivers. (1)
Q.  How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?
A.  The portfolio management team targets a relatively sector-neutral approach and seeks to derive the majority of any excess return from security selection. That being said, modest overweights to the Energy and Consumer Discretionary sectors throughout the period contributed to performance by capturing the reopening theme. On the other hand, an underweight stance across the Consumer Staples and Real Estate sectors detracted from relative performance. Overall security selection aided relative performance, led by picks in the Information Technology and Materials sectors. (1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  The Portfolio’s overweight position in Generac Holdings Inc., an Energy technology manufacturer, was a top contributor to relative performance, as the stock benefitted from increased demand for home generators. An overweight to shoe manufacturer Crocs Inc., also positively impacted relative performance, as the stock witnessed strong earnings momentum.
In contrast, an underweight to biotechnology company Intellia Therapeutics, Inc. was a key detractor from relative performance, as the company announced positive data from early clinical trials of an experimental treatment using “CRISPR” gene editing. Further hindering results was an underweight stance in furniture stores company RH, as the stock performed well amidst the continued home furnishing trend, as many people continue to work remotely. (1)
Q.  How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?
A.  Pursuant to the Portfolio’s investment strategy, futures contracts were used to prevent a cash drag on performance. The futures did not meaningfully impact relative performance, however, due to their index characteristics and size in relation to the Portfolio’s net assets.
The Portfolio participated in thirteen IPOs during the period, which contributed 34 basis points in aggregate. The largest contributors of the IPOs were Verve Therapeutics, Inc. (12 basis points), Privia Health Group, Inc. (6 basis points) and Bumble, Inc. Class A (6 basis points). (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2021.

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Small Cap Growth Portfolio (Unaudited) (Continued)
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes the Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000® Index includes the 2000 firms from the Russell 3000® Index with the smallest market capitalizations. The Russell 3000® Index represents 98% of the investable U.S. equity market. The index presented includes the effects of reinvested dividends.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.
Portfolio Composition as of June 30, 2021 (1)
% of Net Assets
Common Stocks (4)	99.0
Rights (4)	0.0
Money Market Funds and Other Net Assets	1.0
100.0

Top 10 Portfolio Holdings as of June 30, 2021 (1) (2) (3)
		% of Net Assets
1.	Silicon Laboratories, Inc.	1.7
2.	Crocs, Inc.	1.4
3.	EMCOR Group, Inc.	1.3
4.	Werner Enterprises, Inc.	1.2
5.	Varonis Systems, Inc.	1.1
6.	SiteOne Landscape Supply, Inc.	1.1
7.	Power Integrations, Inc.	1.1
8.	American Eagle Outfitters, Inc.	1.0
9.	Lattice Semiconductor Corp.	1.0
10.	Maximus, Inc.	0.9

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks, Rights):

% of Net Assets
Health Care	29.5
Information Technology	22.2
Consumer Discretionary	15.8
Industrials	14.1
Financials	4.4
Communication Services	3.3
Consumer Staples	2.4
Materials	2.4
Energy	2.2
Real Estate	2.0
Utilities	0.7
99.0

Ohio National Fund, Inc.	ON BlackRock Advantage Small Cap Growth Portfolio
Schedule of Investments	June 30, 2021 (Unaudited)
Common Stocks–99.0%		Shares	Value
Communication Services–3.3%
Bandwidth, Inc. Class A (Diversified Telecom. Svs.)	(a)	4,660	$ 642,707
Cardlytics, Inc. (Media)	(a)	10,005	1,269,935
Cargurus, Inc. (Interactive Media & Svs.)	(a)	3,519	92,303
Cinemark Holdings, Inc. (Entertainment)	(a)	62,135	1,363,863
Eventbrite, Inc. Class A (Interactive Media & Svs.)	(a)	9,898	188,062
EverQuote, Inc. Class A (Interactive Media & Svs.)	(a)	3,933	128,531
fuboTV, Inc. (Interactive Media & Svs.)	(a)	22,799	732,076
Globalstar, Inc. (Diversified Telecom. Svs.)	(a)	134,687	239,743
IDT Corp. Class B (Diversified Telecom. Svs.)	(a)	8,567	316,636
Magnite, Inc. (Media)	(a)	17,073	577,750
Ooma, Inc. (Diversified Telecom. Svs.)	(a)	7,140	134,661
Sinclair Broadcast Group, Inc. Class A (Media)		27,258	905,511
Yelp, Inc. (Interactive Media & Svs.)	(a)	3,270	130,669
			6,722,447
Consumer Discretionary–15.8%
1-800-Flowers.com, Inc. Class A (Internet & Direct Marketing Retail)	(a)	18,265	582,106
2U, Inc. (Diversified Consumer Svs.)	(a)	12,212	508,874
Accel Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	32,387	384,434
American Eagle Outfitters, Inc. (Specialty Retail)		54,634	2,050,414
America's Car-Mart, Inc. (Specialty Retail)	(a)	956	135,484
Asbury Automotive Group, Inc. (Specialty Retail)	(a)	300	51,411
Bloomin' Brands, Inc. (Hotels, Restaurants & Leisure)	(a)	1,138	30,885
Brinker International, Inc. (Hotels, Restaurants & Leisure)	(a)	2,675	165,449
Camping World Holdings, Inc. Class A (Specialty Retail)		11,927	488,888
Casper Sleep, Inc. (Household Durables)	(a)	12,943	106,650
Cheesecake Factory, Inc. / The (Hotels, Restaurants & Leisure)	(a)	6,321	342,472
Crocs, Inc. (Textiles, Apparel & Luxury Goods)	(a)	25,281	2,945,742
Dana, Inc. (Auto Components)		4,908	116,614
Dave & Buster's Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	2,675	108,605
Designer Brands, Inc. Class A (Specialty Retail)	(a)	7,040	116,512
Dine Brands Global, Inc. (Hotels, Restaurants & Leisure)	(a)	4,862	433,934
Fox Factory Holding Corp. (Auto Components)	(a)	5,638	877,611
Goodyear Tire & Rubber Co. / The (Auto Components)	(a)	34,328	588,725
GoPro, Inc. Class A (Household Durables)	(a)	27,537	320,806
Green Brick Partners, Inc. (Household Durables)	(a)	5,358	121,841
Group 1 Automotive, Inc. (Specialty Retail)		861	132,964
Hibbett, Inc. (Specialty Retail)		4,103	367,752
International Game Technology PLC (Hotels, Restaurants & Leisure)	(a)	71,182	1,705,521
iRobot Corp. (Household Durables)	(a)	15,572	1,454,269
KB Home (Household Durables)		4,391	178,802
Kontoor Brands, Inc. (Textiles, Apparel & Luxury Goods)		3,782	213,343
Latham Group, Inc. (Leisure Products)	(a)	12,074	385,885
LCI Industries (Auto Components)		9,825	1,291,202
LGI Homes, Inc. (Household Durables)	(a)	3,370	545,738
Lithia Motors, Inc. Class A (Specialty Retail)		1,334	458,416
Lovesac Co. / The (Household Durables)	(a)	3,755	299,612
M.D.C. Holdings, Inc. (Household Durables)		28,402	1,437,141
Malibu Boats, Inc. Class A (Leisure Products)	(a)	8,812	646,184
MarineMax, Inc. (Specialty Retail)	(a)	5,284	257,542
Common Stocks (Continued)		Shares	Value
Consumer Discretionary (continued)
McGrath RentCorp (Commercial Svs. & Supplies)		1,304	$ 106,367
National Vision Holdings, Inc. (Specialty Retail)	(a)	10,888	556,703
Overstock.com, Inc. (Internet & Direct Marketing Retail)	(a)	12,330	1,136,826
Patrick Industries, Inc. (Auto Components)		4,654	339,742
RealReal, Inc. / The (Internet & Direct Marketing Retail)	(a)	6,360	125,674
Rent-A-Center, Inc. (Specialty Retail)		11,836	628,137
Rush Street Interactive, Inc. (Hotels, Restaurants & Leisure)	(a)	23,690	290,439
Scientific Games Corp. (Hotels, Restaurants & Leisure)	(a)	4,782	370,318
SeaWorld Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	20,153	1,006,441
Shake Shack, Inc. Class A (Hotels, Restaurants & Leisure)	(a)	17,616	1,885,264
Shutterstock, Inc. (Internet & Direct Marketing Retail)		1,573	154,421
Signet Jewelers Ltd. (Specialty Retail)	(a)	3,213	259,578
Sleep Number Corp. (Specialty Retail)	(a)	2,639	290,158
Sonic Automotive, Inc. Class A (Specialty Retail)		4,780	213,857
Sonos, Inc. (Household Durables)	(a)	32,613	1,148,956
Stamps.com, Inc. (Internet & Direct Marketing Retail)	(a)	3,079	616,693
Steven Madden Ltd. (Textiles, Apparel & Luxury Goods)		7,155	313,103
Stitch Fix, Inc. Class A (Internet & Direct Marketing Retail)	(a)	9,194	554,398
Universal Electronics, Inc. (Household Durables)	(a)	2,066	100,201
Urban Outfitters, Inc. (Specialty Retail)	(a)	17,937	739,363
Visteon Corp. (Auto Components)	(a)	3,776	456,669
Wingstop, Inc. (Hotels, Restaurants & Leisure)		7,986	1,258,833
Winnebago Industries, Inc. (Automobiles)		3,065	208,297
			32,612,266
Consumer Staples–2.4%
Andersons, Inc. / The (Food & Staples Retailing)		12,669	386,785
BJ's Wholesale Club Holdings, Inc. (Food & Staples Retailing)	(a)	6,181	294,092
Central Garden & Pet Co. Class A (Household Products)	(a)	9,778	472,277
Freshpet, Inc. (Food Products)	(a)	3,597	586,167
Hostess Brands, Inc. (Food Products)	(a)	28,454	460,670
Medifast, Inc. (Personal Products)		1,743	493,234
Mission Produce, Inc. (Food Products)	(a)	5,482	113,532
Nu Skin Enterprises, Inc. Class A (Personal Products)		2,906	164,625
Performance Food Group Co. (Food & Staples Retailing)	(a)	23,167	1,123,368
PriceSmart, Inc. (Food & Staples Retailing)		3,416	310,890
Turning Point Brands, Inc. (Tobacco)		2,845	130,216
USANA Health Sciences, Inc. (Personal Products)	(a)	907	92,904
Vital Farms, Inc. (Food Products)	(a)	20,905	417,264
			5,046,024
Energy–2.2%
Antero Resources Corp. (Oil, Gas & Consumable Fuels)	(a)	33,758	507,383
Callon Petroleum Co. (Oil, Gas & Consumable Fuels)	(a)	5,129	295,892
Centennial Resource Development, Inc. Class A (Oil, Gas & Consumable Fuels)	(a)	23,038	156,198

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Small Cap Growth Portfolio (Continued)
Schedule of Investments	June 30, 2021 (Unaudited)
Common Stocks (Continued)		Shares	Value
Energy (continued)
ChampionX Corp. (Energy Equip. & Svs.)	(a)	25,756	$ 660,641
Clean Energy Fuels Corp. (Oil, Gas & Consumable Fuels)	(a)	18,647	189,267
Delek U.S. Holdings, Inc. (Oil, Gas & Consumable Fuels)		18,474	399,408
Evolution Petroleum Corp. (Oil, Gas & Consumable Fuels)		31,209	154,797
Extraction Oil & Gas, Inc. (Oil, Gas & Consumable Fuels)	(a)	3,420	187,792
Matador Resources Co. (Oil, Gas & Consumable Fuels)		11,549	415,880
Oasis Petroleum, Inc. (Oil, Gas & Consumable Fuels)		2,535	254,894
PBF Energy, Inc. Class A (Oil, Gas & Consumable Fuels)	(a)	11,573	177,067
ProPetro Holding Corp. (Energy Equip. & Svs.)	(a)	15,350	140,606
SM Energy Co. (Oil, Gas & Consumable Fuels)		3,363	82,831
Smart Sand, Inc. (Energy Equip. & Svs.)	(a)	47,289	157,472
Tellurian, Inc. (Oil, Gas & Consumable Fuels)	(a)	38,977	181,243
Vertex Energy, Inc. (Oil, Gas & Consumable Fuels)	(a)	13,558	179,372
W&T Offshore, Inc. (Oil, Gas & Consumable Fuels)	(a)	74,525	361,446
			4,502,189
Financials–4.4%
Artisan Partners Asset Management, Inc. Class A (Capital Markets)		11,808	600,082
AssetMark Financial Holdings, Inc. (Capital Markets)	(a)	7,916	198,375
BankFinancial Corp. (Banks)		5,622	64,316
Cohen & Steers, Inc. (Capital Markets)		11,240	922,692
eHealth, Inc. (Insurance)	(a)	4,615	269,516
Essent Group Ltd. (Thrifts & Mortgage Finance)		2,101	94,440
First Interstate BancSystem, Inc. Class A (Banks)		6,490	271,477
First Savings Financial Group, Inc. (Banks)		2,205	161,318
Hamilton Lane, Inc. Class A (Capital Markets)		16,609	1,513,412
Houlihan Lokey, Inc. (Capital Markets)		6,849	560,180
Live Oak Bancshares, Inc. (Banks)		1,877	110,743
Open Lending Corp. Class A (Capital Markets)	(a)	3,241	139,655
PROG Holdings, Inc. (Consumer Finance)		15,974	768,829
Republic First Bancorp, Inc. (Banks)	(a)	79,803	318,414
Silvergate Capital Corp. Class A (Banks)	(a)	1,744	197,630
Stifel Financial Corp. (Capital Markets)		15,089	978,672
Texas Capital Bancshares, Inc. (Banks)	(a)	3,630	230,469
Trupanion, Inc. (Insurance)	(a)	12,266	1,411,816
Virtus Investment Partners, Inc. (Capital Markets)		568	157,773
Walker & Dunlop, Inc. (Thrifts & Mortgage Finance)		1,132	118,158
			9,087,967
Health Care–29.5%
1Life Healthcare, Inc. (Health Care Providers & Svs.)	(a)	25,769	851,923
ACADIA Pharmaceuticals, Inc. (Biotechnology)	(a)	4,833	117,877
Accuray, Inc. (Health Care Equip. & Supplies)	(a)	41,890	189,343
Aclaris Therapeutics, Inc. (Pharmaceuticals)	(a)	7,879	138,355
Agenus, Inc. (Biotechnology)	(a)	65,236	358,146
Alector, Inc. (Biotechnology)	(a)	14,507	302,181
Alkermes PLC (Biotechnology)	(a)	9,301	228,061
Allakos, Inc. (Biotechnology)	(a)	1,859	158,703
Allogene Therapeutics, Inc. (Biotechnology)	(a)	18,877	492,312
Alphatec Holdings, Inc. (Health Care Equip. & Supplies)	(a)	7,532	115,390
ALX Oncology Holdings, Inc. (Biotechnology)	(a)	1,291	70,592
Amarin Corp. PLC – ADR (Biotechnology)	(a)	17,101	74,902
Common Stocks (Continued)		Shares	Value
Health Care (continued)
Amicus Therapeutics, Inc. (Biotechnology)	(a)	34,993	$ 337,333
AMN Healthcare Services, Inc. (Health Care Providers & Svs.)	(a)	10,066	976,201
Amphastar Pharmaceuticals, Inc. (Pharmaceuticals)	(a)	31,645	637,963
Apellis Pharmaceuticals, Inc. (Biotechnology)	(a)	4,777	301,906
Aptinyx, Inc. (Biotechnology)	(a)	28,141	79,639
Arcutis Biotherapeutics, Inc. (Biotechnology)	(a)	5,941	162,130
Arena Pharmaceuticals, Inc. (Biotechnology)	(a)	1,958	133,536
Arrowhead Pharmaceuticals, Inc. (Biotechnology)	(a)	10,032	830,850
Arvinas, Inc. (Pharmaceuticals)	(a)	3,865	297,605
Atara Biotherapeutics, Inc. (Biotechnology)	(a)	26,563	413,055
Athenex, Inc. (Biotechnology)	(a)	11,735	54,216
Athersys, Inc. (Biotechnology)	(a)	60,257	86,770
AtriCure, Inc. (Health Care Equip. & Supplies)	(a)	7,974	632,577
Atrion Corp. (Health Care Equip. & Supplies)		585	363,244
Avidity Biosciences, Inc. (Biotechnology)	(a)	5,306	131,111
Avrobio, Inc. (Biotechnology)	(a)	9,661	85,886
Axonics, Inc. (Health Care Equip. & Supplies)	(a)	4,579	290,354
Axsome Therapeutics, Inc. (Pharmaceuticals)	(a)	3,760	253,650
Beam Therapeutics, Inc. (Biotechnology)	(a)	3,253	418,694
Beyondspring, Inc. (Biotechnology)	(a)	8,867	92,571
BioCryst Pharmaceuticals, Inc. (Biotechnology)	(a)	20,774	328,437
BioDelivery Sciences International, Inc. (Pharmaceuticals)	(a)	18,702	66,953
Biohaven Pharmaceutical Holding Co. Ltd. (Biotechnology)	(a)	1,637	158,920
Bionano Genomics, Inc. (Life Sciences Tools & Svs.)	(a)	24,308	178,178
Blueprint Medicines Corp. (Biotechnology)	(a)	5,321	468,035
Bridgebio Pharma, Inc. (Biotechnology)	(a)	17,646	1,075,700
C4 Therapeutics, Inc. (Biotechnology)	(a)	6,485	245,392
Cardiovascular Systems, Inc. (Health Care Equip. & Supplies)	(a)	15,260	650,839
CareDx, Inc. (Biotechnology)	(a)	6,031	551,957
Cassava Sciences, Inc. (Pharmaceuticals)	(a)	2,539	216,932
Castlight Health, Inc. Class B (Health Care Technology)	(a)	30,696	80,730
Cerus Corp. (Health Care Equip. & Supplies)	(a)	42,400	250,584
ChemoCentryx, Inc. (Biotechnology)	(a)	6,226	83,366
Codexis, Inc. (Life Sciences Tools & Svs.)	(a)	21,818	494,396
Coherus Biosciences, Inc. (Biotechnology)	(a)	29,534	408,455
Collegium Pharmaceutical, Inc. (Pharmaceuticals)	(a)	15,250	360,510
Community Health Systems, Inc. (Health Care Providers & Svs.)	(a)	7,252	111,971
CONMED Corp. (Health Care Equip. & Supplies)		1,289	177,147
Crinetics Pharmaceuticals, Inc. (Biotechnology)	(a)	2,601	49,029
CryoPort, Inc. (Health Care Equip. & Supplies)	(a)	1,869	117,934
Cue Biopharma, Inc. (Biotechnology)	(a)	9,963	116,069
Deciphera Pharmaceuticals, Inc. (Biotechnology)	(a)	9,562	350,065
Denali Therapeutics, Inc. (Biotechnology)	(a)	11,900	933,436
Doximity, Inc. Class A (Health Care Technology)	(a)	2,730	158,886
Dynavax Technologies Corp. (Biotechnology)	(a)	19,408	191,169
Editas Medicine, Inc. (Biotechnology)	(a)	9,873	559,207
Enanta Pharmaceuticals, Inc. (Biotechnology)	(a)	8,707	383,195
Ensign Group, Inc. / The (Health Care Providers & Svs.)		3,366	291,731
Epizyme, Inc. (Biotechnology)	(a)	9,867	81,995
Fate Therapeutics, Inc. (Biotechnology)	(a)	8,612	747,435
FibroGen, Inc. (Biotechnology)	(a)	18,261	486,290
Flexion Therapeutics, Inc. (Biotechnology)	(a)	22,917	188,607
Foghorn Therapeutics, Inc. (Biotechnology)	(a)	8,256	88,092

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Small Cap Growth Portfolio (Continued)
Schedule of Investments	June 30, 2021 (Unaudited)
Common Stocks (Continued)		Shares	Value
Health Care (continued)
Frequency Therapeutics, Inc. (Biotechnology)	(a)	11,635	$ 115,885
Globus Medical, Inc. Class A (Health Care Equip. & Supplies)	(a)	6,646	515,264
Haemonetics Corp. (Health Care Equip. & Supplies)	(a)	6,686	445,555
Halozyme Therapeutics, Inc. (Biotechnology)	(a)	22,589	1,025,766
Hanger, Inc. (Health Care Providers & Svs.)	(a)	15,100	381,728
Harmony Biosciences Holdings, Inc. (Pharmaceuticals)	(a)	5,031	142,025
Harpoon Therapeutics, Inc. (Biotechnology)	(a)	9,978	138,395
Health Catalyst, Inc. (Health Care Technology)	(a)	2,143	118,958
Heron Therapeutics, Inc. (Biotechnology)	(a)	23,380	362,858
Heska Corp. (Health Care Equip. & Supplies)	(a)	3,015	692,636
Inogen, Inc. (Health Care Equip. & Supplies)	(a)	5,863	382,092
Inovalon Holdings, Inc. Class A (Health Care Technology)	(a)	25,127	856,328
Insmed, Inc. (Biotechnology)	(a)	25,597	728,491
Inspire Medical Systems, Inc. (Health Care Technology)	(a)	4,369	844,353
Intellia Therapeutics, Inc. (Biotechnology)	(a)	6,238	1,009,995
Intercept Pharmaceuticals, Inc. (Biotechnology)	(a)	6,783	135,457
Intersect ENT, Inc. (Health Care Equip. & Supplies)	(a)	19,785	338,126
Invitae Corp. (Biotechnology)	(a)	17,449	588,555
Karuna Therapeutics, Inc. (Biotechnology)	(a)	607	69,192
Karyopharm Therapeutics, Inc. (Biotechnology)	(a)	49,566	511,521
Kiniksa Pharmaceuticals Ltd. Class A (Biotechnology)	(a)	6,430	89,570
Kodiak Sciences, Inc. (Biotechnology)	(a)	2,609	242,637
Kymera Therapeutics, Inc. (Biotechnology)	(a)	2,848	138,128
LeMaitre Vascular, Inc. (Health Care Equip. & Supplies)		2,251	137,356
LHC Group, Inc. (Health Care Providers & Svs.)	(a)	2,431	486,832
LivaNova PLC (Health Care Equip. & Supplies)	(a)	1,212	101,941
Luminex Corp. (Life Sciences Tools & Svs.)		9,326	343,197
MacroGenics, Inc. (Biotechnology)	(a)	6,624	177,921
MannKind Corp. (Biotechnology)	(a)	55,270	301,221
Medpace Holdings, Inc. (Life Sciences Tools & Svs.)	(a)	6,099	1,077,266
Mesa Laboratories, Inc. (Health Care Equip. & Supplies)		1,911	518,206
Mirum Pharmaceuticals, Inc. (Biotechnology)	(a)	7,949	137,438
NanoString Technologies, Inc. (Life Sciences Tools & Svs.)	(a)	11,212	726,425
Natera, Inc. (Biotechnology)	(a)	3,430	389,408
Neogen Corp. (Health Care Equip. & Supplies)	(a)	19,800	911,592
NeoGenomics, Inc. (Life Sciences Tools & Svs.)	(a)	23,719	1,071,387
Neoleukin Therapeutics, Inc. (Biotechnology)	(a)	9,004	83,107
Nevro Corp. (Health Care Equip. & Supplies)	(a)	11,399	1,889,840
NextCure, Inc. (Biotechnology)	(a)	8,883	71,330
NuVasive, Inc. (Health Care Equip. & Supplies)	(a)	5,319	360,522
Ocugen, Inc. (Biotechnology)	(a)	25,833	207,439
Omeros Corp. (Pharmaceuticals)	(a)	10,024	148,756
Omnicell, Inc. (Health Care Technology)	(a)	12,497	1,892,671
OraSure Technologies, Inc. (Health Care Equip. & Supplies)	(a)	27,318	277,005
Organogenesis Holdings, Inc. (Biotechnology)	(a)	6,159	102,363
Oyster Point Pharma, Inc. (Biotechnology)	(a)	9,003	154,762
Pacific Biosciences of California, Inc. (Life Sciences Tools & Svs.)	(a)	20,565	719,158
Passage Bio, Inc. (Biotechnology)	(a)	8,622	114,155
Patterson Cos., Inc. (Health Care Providers & Svs.)		25,548	776,404
Personalis, Inc. (Life Sciences Tools & Svs.)	(a)	12,973	328,217
PetIQ, Inc. (Health Care Providers & Svs.)	(a)	15,371	593,321
Phreesia, Inc. (Health Care Technology)	(a)	11,187	685,763
Common Stocks (Continued)		Shares	Value
Health Care (continued)
Poseida Therapeutics, Inc. (Biotechnology)	(a)	3,813	$ 38,206
Precision BioSciences, Inc. (Biotechnology)	(a)	17,540	219,601
Privia Health Group, Inc. (Health Care Providers & Svs.)	(a)	5,586	247,851
Progyny, Inc. (Health Care Providers & Svs.)	(a)	13,118	773,962
PTC Therapeutics, Inc. (Biotechnology)	(a)	13,616	575,548
Puma Biotechnology, Inc. (Biotechnology)	(a)	19,032	174,714
R1 RCM, Inc. (Health Care Providers & Svs.)	(a)	15,862	352,771
Radius Health, Inc. (Biotechnology)	(a)	13,550	247,152
Reata Pharmaceuticals, Inc. Class A (Pharmaceuticals)	(a)	1,183	167,430
REGENXBIO, Inc. (Biotechnology)	(a)	7,468	290,132
Relay Therapeutics, Inc. (Biotechnology)	(a)	7,946	290,744
Relmada Therapeutics, Inc. (Pharmaceuticals)	(a)	5,208	166,708
Repligen Corp. (Life Sciences Tools & Svs.)	(a)	1,605	320,390
Revance Therapeutics, Inc. (Pharmaceuticals)	(a)	8,096	239,965
REVOLUTION Medicines, Inc. (Biotechnology)	(a)	7,851	249,191
Rigel Pharmaceuticals, Inc. (Biotechnology)	(a)	88,669	384,823
Rocket Pharmaceuticals, Inc. (Biotechnology)	(a)	2,755	122,019
Schrodinger, Inc. (Health Care Technology)	(a)	1,050	79,391
Seer, Inc. (Life Sciences Tools & Svs.)	(a)	2,905	95,226
Select Medical Holdings Corp. (Health Care Providers & Svs.)		19,186	810,800
Seres Therapeutics, Inc. (Biotechnology)	(a)	16,907	403,232
Shockwave Medical, Inc. (Health Care Equip. & Supplies)	(a)	8,350	1,584,245
Silk Road Medical, Inc. (Health Care Equip. & Supplies)	(a)	4,376	209,435
Sorrento Therapeutics, Inc. (Biotechnology)	(a)	45,196	437,949
Spectrum Pharmaceuticals, Inc. (Biotechnology)	(a)	48,413	181,549
STAAR Surgical Co. (Health Care Equip. & Supplies)	(a)	7,491	1,142,377
Sutro Biopharma, Inc. (Biotechnology)	(a)	13,219	245,741
Tabula Rasa HealthCare, Inc. (Health Care Technology)	(a)	2,724	136,200
Tactile Systems Technology, Inc. (Health Care Equip. & Supplies)	(a)	6,291	327,132
Teladoc Health, Inc. (Health Care Technology)	(a)	1,402	233,139
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(a)	3,040	203,650
TG Therapeutics, Inc. (Biotechnology)	(a)	10,704	415,208
Theravance Biopharma, Inc. (Pharmaceuticals)	(a)	18,256	265,077
Tivity Health, Inc. (Health Care Providers & Svs.)	(a)	4,013	105,582
Travere Therapeutics, Inc. (Biotechnology)	(a)	11,769	171,710
Twist Bioscience Corp. (Biotechnology)	(a)	6,873	915,827
U.S. Physical Therapy, Inc. (Health Care Providers & Svs.)		1,985	230,002
Ultragenyx Pharmaceutical, Inc. (Biotechnology)	(a)	3,051	290,913
Veracyte, Inc. (Biotechnology)	(a)	10,115	404,398
Vericel Corp. (Biotechnology)	(a)	5,321	279,352
Verve Therapeutics, Inc. (Biotechnology)	(a)	5,598	337,279
Viemed Healthcare, Inc. (Health Care Providers & Svs.)	(a)	11,958	85,500
Vir Biotechnology, Inc. (Biotechnology)	(a)	7,996	378,051
Vocera Communications, Inc. (Health Care Technology)	(a)	11,240	447,914
Xencor, Inc. (Biotechnology)	(a)	2,398	82,707
Y-mAbs Therapeutics, Inc. (Biotechnology)	(a)	4,746	160,415
Zogenix, Inc. (Pharmaceuticals)	(a)	30,976	535,265
Zynex, Inc. (Health Care Equip. & Supplies)	(a)	4,338	67,369
			61,111,078
Industrials–14.1%
ABM Industries, Inc. (Commercial Svs. & Supplies)		2,223	98,590

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Small Cap Growth Portfolio (Continued)
Schedule of Investments	June 30, 2021 (Unaudited)
Common Stocks (Continued)		Shares	Value
Industrials (continued)
Advanced Drainage Systems, Inc. (Building Products)		3,443	$ 401,350
Aerojet Rocketdyne Holdings, Inc. (Aerospace & Defense)		8,218	396,847
Altra Industrial Motion Corp. (Machinery)		4,205	273,409
Applied Industrial Technologies, Inc. (Trading Companies & Distributors)		12,847	1,169,848
ASGN, Inc. (Professional Svs.)	(a)	10,254	993,920
Atkore, Inc. (Electrical Equip.)	(a)	3,723	264,333
Bloom Energy Corp. Class A (Electrical Equip.)	(a)	19,546	525,201
Brink's Co. / The (Commercial Svs. & Supplies)		7,595	583,600
Builders FirstSource, Inc. (Building Products)	(a)	34,898	1,488,749
Chart Industries, Inc. (Machinery)	(a)	2,139	312,978
Cimpress PLC (Commercial Svs. & Supplies)	(a)	1,170	126,840
Cornerstone Building Brands, Inc. (Building Products)	(a)	16,265	295,698
Echo Global Logistics, Inc. (Air Freight & Logistics)	(a)	14,138	434,602
EMCOR Group, Inc. (Construction & Engineering)		21,715	2,675,071
Evoqua Water Technologies Corp. (Machinery)	(a)	2,311	78,066
Federal Signal Corp. (Machinery)		1,875	75,431
Forrester Research, Inc. (Professional Svs.)	(a)	4,676	214,161
Franklin Covey Co. (Professional Svs.)	(a)	19,876	642,989
Franklin Electric Co., Inc. (Machinery)		20,468	1,650,130
FuelCell Energy, Inc. (Electrical Equip.)	(a)	10,905	97,054
Herc Holdings, Inc. (Trading Companies & Distributors)	(a)	1,285	144,010
Hub Group, Inc. Class A (Air Freight & Logistics)	(a)	9,613	634,266
Insperity, Inc. (Professional Svs.)		14,129	1,276,838
JELD-WEN Holding, Inc. (Building Products)	(a)	9,891	259,738
John Bean Technologies Corp. (Machinery)		8,724	1,244,217
Kforce, Inc. (Professional Svs.)		20,358	1,281,129
Kimball International, Inc. Class B (Commercial Svs. & Supplies)		7,995	105,134
MasTec, Inc. (Construction & Engineering)	(a)	5,815	616,971
Nikola Corp. (Machinery)	(a)	16,192	292,428
PAE, Inc. (Aerospace & Defense)	(a)	19,445	173,060
Primoris Services Corp. (Construction & Engineering)		3,504	103,123
Proto Labs, Inc. (Machinery)	(a)	3,538	324,788
Radiant Logistics, Inc. (Air Freight & Logistics)	(a)	10,231	70,901
Resideo Technologies, Inc. (Building Products)	(a)	4,628	138,840
SiteOne Landscape Supply, Inc. (Trading Companies & Distributors)	(a)	13,026	2,204,781
Spirit Airlines, Inc. (Airlines)	(a)	10,883	331,278
Sunrun, Inc. (Electrical Equip.)	(a)	2,295	128,015
Tetra Tech, Inc. (Commercial Svs. & Supplies)		4,713	575,174
TPI Composites, Inc. (Electrical Equip.)	(a)	6,300	305,046
Trex Co., Inc. (Building Products)	(a)	4,110	420,083
TriNet Group, Inc. (Professional Svs.)	(a)	10,908	790,612
Upwork, Inc. (Professional Svs.)	(a)	15,830	922,731
Welbilt, Inc. (Machinery)	(a)	4,689	108,550
Werner Enterprises, Inc. (Road & Rail)		56,682	2,523,483
WESCO International, Inc. (Trading Companies & Distributors)	(a)	1,305	134,180
WillScot Mobile Mini Holdings Corp. (Construction & Engineering)	(a)	45,334	1,263,459
			29,171,702
Information Technology–22.2%
3D Systems Corp. (Tech. Hardware, Storage & Periph.)	(a)	18,633	744,761
8x8, Inc. (Software)	(a)	21,552	598,284
A10 Networks, Inc. (Software)	(a)	19,882	223,871
ACI Worldwide, Inc. (Software)	(a)	22,258	826,662
Alarm.com Holdings, Inc. (Software)	(a)	7,198	609,671
Alkami Technology, Inc. (Software)	(a)	965	34,422
Common Stocks (Continued)		Shares	Value
Information Technology (continued)
Altair Engineering, Inc. Class A (Software)	(a)	16,878	$ 1,164,076
Ambarella, Inc. (Semiconductors & Equip.)	(a)	4,999	533,043
Appian Corp. (Software)	(a)	8,731	1,202,695
Asana, Inc. Class A (Software)	(a)	2,098	130,139
Avaya Holdings Corp. (Software)	(a)	5,169	139,046
Badger Meter, Inc. (Electronic Equip., Instr. & Comp.)		2,230	218,808
Blackline, Inc. (Software)	(a)	8,337	927,658
Bottomline Technologies DE, Inc. (Software)	(a)	15,966	592,019
Box, Inc. Class A (Software)	(a)	61,426	1,569,434
Brooks Automation, Inc. (Semiconductors & Equip.)		2,532	241,249
Calix, Inc. (Communications Equip.)	(a)	14,246	676,685
Cerence, Inc. (Software)	(a)	4,338	462,908
CMC Materials, Inc. (Semiconductors & Equip.)		4,179	629,942
CommVault Systems, Inc. (Software)	(a)	12,478	975,405
Cornerstone OnDemand, Inc. (Software)	(a)	1,278	65,919
Corsair Gaming, Inc. (Tech. Hardware, Storage & Periph.)	(a)	3,318	110,456
CSG Systems International, Inc. (IT Svs.)		16,069	758,135
Digital Turbine, Inc. (Software)	(a)	5,770	438,693
DigitalOcean Holdings, Inc. (IT Svs.)	(a)	2,569	142,811
Domo, Inc. Class B (Software)	(a)	3,817	308,528
Envestnet, Inc. (Software)	(a)	4,458	338,184
ePlus, Inc. (Electronic Equip., Instr. & Comp.)	(a)	6,243	541,206
Extreme Networks, Inc. (Communications Equip.)	(a)	22,134	247,015
FARO Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a)	5,331	414,592
Grid Dynamics Holdings, Inc. (IT Svs.)	(a)	21,761	327,068
Ichor Holdings Ltd. (Semiconductors & Equip.)	(a)	12,609	678,364
II-VI, Inc. (Electronic Equip., Instr. & Comp.)	(a)	4,322	313,734
Insight Enterprises, Inc. (Electronic Equip., Instr. & Comp.)	(a)	2,888	288,829
International Money Express, Inc. (IT Svs.)	(a)	6,445	95,708
Itron, Inc. (Electronic Equip., Instr. & Comp.)	(a)	5,944	594,281
J2 Global, Inc. (Software)	(a)	1,458	200,548
Kulicke & Soffa Industries, Inc. (Semiconductors & Equip.)		4,675	286,110
Lattice Semiconductor Corp. (Semiconductors & Equip.)	(a)	36,479	2,049,390
Limelight Networks, Inc. (IT Svs.)	(a)	18,337	57,762
LivePerson, Inc. (Software)	(a)	23,222	1,468,559
Maximus, Inc. (IT Svs.)		21,947	1,930,678
MicroStrategy, Inc. Class A (Software)	(a)	984	653,868
MicroVision, Inc. (Electronic Equip., Instr. & Comp.)	(a)	7,816	130,918
Mimecast Ltd. (Software)	(a)	20,723	1,099,355
Momentive Global, Inc. (Software)	(a)	6,437	135,628
Monday.com Ltd. (Software)	(a)	242	54,109
Novanta, Inc. (Electronic Equip., Instr. & Comp.)	(a)	2,050	276,258
OSI Systems, Inc. (Electronic Equip., Instr. & Comp.)	(a)	12,663	1,287,067
PagerDuty, Inc. (Software)	(a)	19,628	835,760
PAR Technology Corp. (Electronic Equip., Instr. & Comp.)	(a)	4,248	297,105
Paymentus Holdings, Inc. Class A (IT Svs.)	(a)	6,649	236,039
PC Connection, Inc. (Electronic Equip., Instr. & Comp.)		12,511	578,884
Ping Identity Holding Corp. (Software)	(a)	4,375	100,188
Power Integrations, Inc. (Semiconductors & Equip.)		26,379	2,164,661
Procore Technologies, Inc. (Software)	(a)	1,456	138,247
Progress Software Corp. (Software)		12,453	575,951
PROS Holdings, Inc. (Software)	(a)	18,152	827,187
Rapid7, Inc. (Software)	(a)	8,889	841,166
Riot Blockchain, Inc. (Software)	(a)	9,365	352,780

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Small Cap Growth Portfolio (Continued)
Schedule of Investments	June 30, 2021 (Unaudited)
Common Stocks (Continued)		Shares	Value
Information Technology (continued)
Sailpoint Technologies Holdings, Inc. (Software)	(a)	11,284	$ 576,274
SentinelOne, Inc. Class A (Software)	(a)	5,691	241,867
Silicon Laboratories, Inc. (Semiconductors & Equip.)	(a)	22,910	3,510,957
Sprout Social, Inc. Class A (Software)	(a)	9,952	889,908
SPS Commerce, Inc. (Software)	(a)	2,794	278,981
Synaptics, Inc. (Semiconductors & Equip.)	(a)	4,413	686,575
Tenable Holdings, Inc. (Software)	(a)	21,452	887,040
Ultra Clean Holdings, Inc. (Semiconductors & Equip.)	(a)	8,162	438,463
Varonis Systems, Inc. (Software)	(a)	40,399	2,327,790
Verra Mobility Corp. (IT Svs.)	(a)	10,734	164,982
Yext, Inc. (Software)	(a)	70,778	1,011,418
Zuora, Inc. Class A (Software)	(a)	11,132	192,027
			45,948,801
Materials–2.4%
Avient Corp. (Chemicals)		14,598	717,638
Balchem Corp. (Chemicals)		3,317	435,389
Constellium SE (Metals & Mining)	(a)	23,239	440,379
Hawkins, Inc. (Chemicals)		2,602	85,216
HB Fuller Co. (Chemicals)		8,266	525,800
Louisiana-Pacific Corp. (Paper & Forest Products)		2,647	159,588
Materion Corp. (Metals & Mining)		1,825	137,514
MP Materials Corp. (Metals & Mining)	(a)	5,707	210,360
Novagold Resources, Inc. (Metals & Mining)	(a)	65,935	528,139
Schnitzer Steel Industries, Inc. Class A (Metals & Mining)		4,341	212,926
Trinseo SA (Chemicals)		9,367	560,521
United States Steel Corp. (Metals & Mining)		25,351	608,424
Venator Materials PLC (Chemicals)	(a)	55,792	264,454
			4,886,348
Real Estate–2.0%
Ashford Hospitality Trust, Inc. (Equity REIT)	(a)	25,167	114,762
Braemar Hotels & Resorts, Inc. (Equity REIT)	(a)	51,793	321,635
Broadstone Net Lease, Inc. (Equity REIT)		2	47
CorePoint Lodging, Inc. (Equity REIT)	(a)	17,898	191,509
eXp World Holdings, Inc. (Real Estate Mgmt. & Development)	(a)	4,062	157,484
Marcus & Millichap, Inc. (Real Estate Mgmt. & Development)	(a)	48,244	1,875,244
Common Stocks (Continued)		Shares	Value
Real Estate (continued)
Newmark Group, Inc. Class A (Real Estate Mgmt. & Development)		12,324	$ 148,011
Plymouth Industrial REIT, Inc. (Equity REIT)		2,952	59,099
RE Class A (Real Estate Mgmt. & Development)		8,159	271,939
Realogy Holdings Corp. (Real Estate Mgmt. & Development)	(a)	8,873	161,666
Redfin Corp. (Real Estate Mgmt. & Development)	(a)	7,467	473,482
RMR Group, Inc. / The Class A (Real Estate Mgmt. & Development)		1,594	61,592
Ryman Hospitality Properties, Inc. (Equity REIT)	(a)	4,494	354,846
			4,191,316
Utilities–0.7%
Brookfield Infrastructure Corp. Class A (Gas Utilities)		3,051	230,045
Southwest Gas Holdings, Inc. (Gas Utilities)		15,885	1,051,428
Sunnova Energy International, Inc. (Ind. Power & Renewable Elec.)	(a)	5,836	219,784
			1,501,257
Total Common Stocks (Cost $170,092,974)			$204,781,395

Rights –0.0%	Quantity	Value
Health Care–0.0%
Alder BioPharmaceuticals, Inc. CVR (Pharmaceuticals)	14,631	$ 12,875
Prevail Therapeutics, Inc. CVR (Biotechnology)	2,231	1,116
Total Rights (Cost $13,991)		$ 13,991

Money Market Funds–0.9%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 0.055%	(b)	1,803,042	$ 1,803,583
Total Money Market Funds (Cost $1,803,583)			$ 1,803,583
Total Investments – 99.9% (Cost $171,910,548)	(c)		$206,598,969
Other Assets in Excess of Liabilities – 0.1%	(d)		293,041
Net Assets – 100.0%			$206,892,010

Percentages are stated as a percent of net assets.

Abbreviations:
ADR:	American Depositary Receipts
CVR:	Contingent Value Right

Footnotes:
(a)	Non-income producing security.
(b)	Rate represents the seven-day yield at June 30, 2021.
(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
(d)	Includes $156,000 of cash pledged as collateral for the futures contracts outstanding at June 30, 2021. See also the following Schedule of Open Futures Contracts.
The accompanying notes are an integral part of these financial statements.
Schedule of Open Futures Contracts	June 30, 2021 (Unaudited)

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini Russell 2000 Index - Long	24	September 17, 2021	$2,767,813	$2,769,360	$1,547	$6,645
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON S&P MidCap 400® Index Portfolio (Unaudited)
Objective/Strategy
The ON S&P MidCap 400® Index Portfolio seeks total return approximating that of the Standard & Poor’s MidCap 400® Index (S&P MidCap 400® Index), including reinvestment of dividends, at a risk level consistent with that of the S&P MidCap 400® Index by investing, under normal circumstances, more than 80% of its net assets in the securities included in the S& P MidCap 400® Index.
Performance as of June 30, 2021
Average Annual returns
One year	52.63%
Five years	13.21%
Ten years	10.78%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.42% per the Fund’s prospectus dated May 1, 2021. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2021 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the six-month period ended June 30, 2021, the Portfolio returned 17.33% versus 17.59% for its benchmark, the S&P MidCap 400® Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  The Portfolio intends to track the underlying return of the S&P MidCap 400® Index. There were no material market events or changes in strategy during the period that materially impacted the Portfolio’s relative return. Sources of return variance were the Portfolio’s expenses and the cumulative impact of investing the day-to-day cash flows in the Portfolio.
Q.  How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?
A.  There was no impact from either sector allocation or stock selection that caused any significant performance variance between the Portfolio and its benchmark. Consumer Discretionary, Industrials, and Financials were the top three sectors contributing to benchmark and Portfolio returns. (1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  Because the Portfolio weights are managed to mimic the constituent weightings utilized by the benchmark, there were no holdings that significantly contributed to, or detracted from, the Portfolio’s benchmark-relative performance. Stocks contributing the most to benchmark returns included Generac Holdings, Inc., Signature Bank, and Bio-Techne Corp. Stocks that significantly lagged during the period included Haemonetics Corp., SolarEdge Technologies, Inc., and Sunrun, Inc. (1)
Q.  How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?
A.  The Portfolio uses long CME E-mini S&P MidCap 400 Index futures contracts primarily to equitize open dividend receivables, as well as to manage day-to-day cash flows, to ensure the Portfolio is fully invested. The futures did not meaningfully impact performance, however, due to their index characteristics and size in relation to the Portfolio’s net assets. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2021.
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The S&P MidCap 400® Index is a capitalization-weighted index of 400 common stocks representing all major industries in the mid-range of the U.S. stock market. The index presented includes the effects of reinvested dividends.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.
Prior to December 16, 2016, the Portfolio was known as the Target VIP Portfolio. The strategy of the Target VIP Portfolio was to seek above average total return by investing in common stocks of companies which were identified by a model that applied separate uniquely specialized strategies.
The S&P MidCap 400® Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Ohio National Investments, Inc. (“ONI”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by ONI. The S&P MidCap 400® Index Portfolio of Ohio National Fund, Inc. is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P MidCap 400® Index.

(continued)

Ohio National Fund, Inc.	ON S&P MidCap 400® Index Portfolio (Unaudited) (Continued)
Portfolio Composition as of June 30, 2021 (1)
% of Net Assets
Common Stocks (4)	98.0
Money Market Funds and Other Net Assets	2.0
100.0
Top 10 Portfolio Holdings as of June 30, 2021 (1) (2) (3)
		% of Net Assets
1.	Bio-Techne Corp.	0.7
2.	Cognex Corp.	0.6
3.	Molina Healthcare, Inc.	0.6
4.	Fair Isaac Corp.	0.6
5.	SolarEdge Technologies, Inc.	0.6
6.	XPO Logistics, Inc.	0.6
7.	Signature Bank	0.6
8.	Camden Property Trust	0.6
9.	Graco, Inc.	0.6
10.	FactSet Research Systems, Inc.	0.5

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):

% of Net Assets
Industrials	17.2
Financials	14.8
Information Technology	14.6
Consumer Discretionary	14.5
Health Care	10.8
Real Estate	9.5
Materials	6.2
Consumer Staples	3.4
Utilities	3.2
Energy	2.0
Communication Services	1.8
98.0

Ohio National Fund, Inc.	ON S&P MidCap 400® Index Portfolio
Schedule of Investments	June 30, 2021 (Unaudited)
Common Stocks–98.0%		Shares	Value
Communication Services–1.8%
Cable One, Inc. (Media)		994	$ 1,901,333
Cinemark Holdings, Inc. (Entertainment)	(a)	19,917	437,178
Iridium Communications, Inc. (Diversified Telecom. Svs.)	(a)	21,493	859,505
John Wiley & Sons, Inc. Class A (Media)		7,965	479,334
New York Times Co. / The Class A (Media)		26,608	1,158,778
TEGNA, Inc. (Media)		40,330	756,591
Telephone & Data Systems, Inc. (Wireless Telecom. Svs.)		18,176	411,868
TripAdvisor, Inc. (Interactive Media & Svs.)	(a)	17,949	723,345
World Wrestling Entertainment, Inc. Class A (Entertainment)		8,286	479,677
Yelp, Inc. (Interactive Media & Svs.)	(a)	12,794	511,248
			7,718,857
Consumer Discretionary–14.5%
Adient PLC (Auto Components)	(a)	17,252	779,790
Adtalem Global Education, Inc. (Diversified Consumer Svs.)	(a)	9,037	322,079
American Eagle Outfitters, Inc. (Specialty Retail)		27,646	1,037,554
AutoNation, Inc. (Specialty Retail)	(a)	9,879	936,628
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)	(a)	14,775	908,515
Brunswick Corp. (Leisure Products)		14,266	1,421,179
Callaway Golf Co. (Leisure Products)	(a)	21,313	718,887
Capri Holdings Ltd. (Textiles, Apparel & Luxury Goods)	(a)	27,705	1,584,449
Carter's, Inc. (Textiles, Apparel & Luxury Goods)		8,034	828,868
Choice Hotels International, Inc. (Hotels, Restaurants & Leisure)		5,296	629,483
Churchill Downs, Inc. (Hotels, Restaurants & Leisure)		6,352	1,259,347
Columbia Sportswear Co. (Textiles, Apparel & Luxury Goods)		5,600	550,816
Cracker Barrel Old Country Store, Inc. (Hotels, Restaurants & Leisure)		4,353	646,246
Crocs, Inc. (Textiles, Apparel & Luxury Goods)	(a)	11,948	1,392,181
Dana, Inc. (Auto Components)		26,544	630,685
Deckers Outdoor Corp. (Textiles, Apparel & Luxury Goods)	(a)	5,095	1,956,837
Dick's Sporting Goods, Inc. (Specialty Retail)		12,005	1,202,781
Five Below, Inc. (Specialty Retail)	(a)	10,249	1,980,824
Foot Locker, Inc. (Specialty Retail)		18,914	1,165,670
Fox Factory Holding Corp. (Auto Components)	(a)	7,703	1,199,049
Gentex Corp. (Auto Components)		44,210	1,462,909
Goodyear Tire & Rubber Co. / The (Auto Components)	(a)	51,102	876,399
Graham Holdings Co. Class B (Diversified Consumer Svs.)		739	468,452
Grand Canyon Education, Inc. (Diversified Consumer Svs.)	(a)	8,482	763,126
H&R Block, Inc. (Diversified Consumer Svs.)		33,220	780,006
Harley-Davidson, Inc. (Automobiles)		28,124	1,288,642
Helen of Troy Ltd. (Household Durables)	(a)	4,475	1,020,837
Jack in the Box, Inc. (Hotels, Restaurants & Leisure)		4,076	454,229
KB Home (Household Durables)		16,324	664,713
Kohl's Corp. (Multiline Retail)		28,614	1,576,918
Lear Corp. (Auto Components)		10,035	1,758,935
Lithia Motors, Inc. Class A (Specialty Retail)		5,455	1,874,556
Marriott Vacations Worldwide Corp. (Hotels, Restaurants & Leisure)	(a)	7,823	1,246,204
Mattel, Inc. (Leisure Products)	(a)	63,863	1,283,646
Murphy U.S.A., Inc. (Specialty Retail)		4,588	611,902
Common Stocks (Continued)		Shares	Value
Consumer Discretionary (continued)
Nordstrom, Inc. (Multiline Retail)	(a)	19,975	$ 730,486
Ollie's Bargain Outlet Holdings, Inc. (Multiline Retail)	(a)	10,384	873,606
Papa John's International, Inc. (Hotels, Restaurants & Leisure)		6,042	631,026
Polaris, Inc. (Leisure Products)		10,543	1,443,969
RH (Specialty Retail)	(a)	3,082	2,092,678
Scientific Games Corp. (Hotels, Restaurants & Leisure)	(a)	10,391	804,679
Service Corp. International (Diversified Consumer Svs.)		30,795	1,650,304
Six Flags Entertainment Corp. (Hotels, Restaurants & Leisure)	(a)	13,909	601,982
Skechers U.S.A., Inc. Class A (Textiles, Apparel & Luxury Goods)	(a)	24,577	1,224,672
Strategic Education, Inc. (Diversified Consumer Svs.)		4,543	345,541
Taylor Morrison Home Corp. (Household Durables)	(a)	23,636	624,463
Tempur Sealy International, Inc. (Household Durables)		33,564	1,315,373
Texas Roadhouse, Inc. (Hotels, Restaurants & Leisure)		12,005	1,154,881
Thor Industries, Inc. (Automobiles)		10,157	1,147,741
Toll Brothers, Inc. (Household Durables)		20,554	1,188,227
TopBuild Corp. (Household Durables)	(a)	6,057	1,197,953
Travel + Leisure Co. (Hotels, Restaurants & Leisure)		15,764	937,170
Tri Pointe Homes, Inc. (Household Durables)	(a)	21,622	463,359
Urban Outfitters, Inc. (Specialty Retail)	(a)	12,644	521,186
Visteon Corp. (Auto Components)	(a)	5,122	619,455
W.W. International, Inc. (Diversified Consumer Svs.)	(a)	8,813	318,502
Wendy's Co. / The (Hotels, Restaurants & Leisure)		32,453	760,049
Williams-Sonoma, Inc. (Specialty Retail)		13,955	2,227,916
Wingstop, Inc. (Hotels, Restaurants & Leisure)		5,447	858,611
Wyndham Hotels & Resorts, Inc. (Hotels, Restaurants & Leisure)		17,090	1,235,436
YETI Holdings, Inc. (Leisure Products)	(a)	13,753	1,262,800
			63,515,407
Consumer Staples–3.4%
BJ's Wholesale Club Holdings, Inc. (Food & Staples Retailing)	(a)	25,078	1,193,211
Boston Beer Co., Inc. / The Class A (Beverages)	(a)	1,703	1,738,422
Casey's General Stores, Inc. (Food & Staples Retailing)		6,777	1,319,075
Coty, Inc. Class A (Personal Products)	(a)	51,942	485,138
Darling Ingredients, Inc. (Food Products)	(a)	29,901	2,018,317
Energizer Holdings, Inc. (Household Products)		10,655	457,952
Flowers Foods, Inc. (Food Products)		36,110	873,862
Grocery Outlet Holding Corp. (Food & Staples Retailing)	(a)	15,902	551,163
Hain Celestial Group, Inc. / The (Food Products)	(a)	15,031	603,044
Ingredion, Inc. (Food Products)		12,248	1,108,444
Lancaster Colony Corp. (Food Products)		3,586	693,927
Nu Skin Enterprises, Inc. Class A (Personal Products)		9,157	518,744
Pilgrim's Pride Corp. (Food Products)	(a)	8,975	199,066
Post Holdings, Inc. (Food Products)	(a)	10,825	1,174,188
Sanderson Farms, Inc. (Food Products)		3,646	685,339
Sprouts Farmers Market, Inc. (Food & Staples Retailing)	(a)	21,647	537,928

(continued)

Ohio National Fund, Inc.	ON S&P MidCap 400® Index Portfolio (Continued)
Schedule of Investments	June 30, 2021 (Unaudited)
Common Stocks (Continued)		Shares	Value
Consumer Staples (continued)
Tootsie Roll Industries, Inc. (Food Products)		3,291	$ 111,598
TreeHouse Foods, Inc. (Food Products)	(a)	10,348	460,693
			14,730,111
Energy–2.0%
Antero Midstream Corp. (Oil, Gas & Consumable Fuels)		52,354	543,958
ChampionX Corp. (Energy Equip. & Svs.)	(a)	34,377	881,770
Cimarex Energy Co. (Oil, Gas & Consumable Fuels)		18,859	1,366,335
CNX Resources Corp. (Oil, Gas & Consumable Fuels)	(a)	40,312	550,662
EQT Corp. (Oil, Gas & Consumable Fuels)	(a)	51,155	1,138,710
Equitrans Midstream Corp. (Oil, Gas & Consumable Fuels)		74,212	631,544
HollyFrontier Corp. (Oil, Gas & Consumable Fuels)		27,407	901,690
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)		26,666	620,785
Targa Resources Corp. (Oil, Gas & Consumable Fuels)		41,836	1,859,610
World Fuel Services Corp. (Oil, Gas & Consumable Fuels)		11,617	368,607
			8,863,671
Financials–14.8%
Affiliated Managers Group, Inc. (Capital Markets)		7,623	1,175,543
Alleghany Corp. (Insurance)	(a)	2,552	1,702,363
American Financial Group, Inc. (Insurance)		12,625	1,574,590
Associated Banc-Corp. (Banks)		28,052	574,505
BancorpSouth Bank (Banks)		17,694	501,271
Bank of Hawaii Corp. (Banks)		7,420	624,912
Bank OZK (Banks)		22,175	934,898
Brighthouse Financial, Inc. (Insurance)	(a)	15,682	714,158
Brown & Brown, Inc. (Insurance)		42,845	2,276,783
Cathay General Bancorp (Banks)		13,713	539,744
CIT Group, Inc. (Banks)		18,106	934,089
CNO Financial Group, Inc. (Insurance)		24,093	569,077
Commerce Bancshares, Inc. (Banks)		19,322	1,440,648
Cullen (Banks)		10,353	1,159,536
East West Bancorp, Inc. (Banks)		25,966	1,861,503
Essent Group Ltd. (Thrifts & Mortgage Finance)		20,703	930,600
Evercore, Inc. Class A (Capital Markets)		7,498	1,055,493
FactSet Research Systems, Inc. (Capital Markets)		6,931	2,326,113
Federated Hermes, Inc. (Capital Markets)		17,118	580,471
First American Financial Corp. (Insurance)		20,072	1,251,489
First Financial Bankshares, Inc. (Banks)		26,087	1,281,654
First Horizon Corp. (Banks)		101,055	1,746,230
FirstCash, Inc. (Consumer Finance)		7,530	575,593
FNB Corp. (Banks)		58,170	717,236
Fulton Financial Corp. (Banks)		29,767	469,723
Glacier Bancorp, Inc. (Banks)		17,503	964,065
Hancock Whitney Corp. (Banks)		15,915	707,263
Hanover Insurance Group, Inc. / The (Insurance)		6,583	892,918
Home BancShares, Inc. (Banks)		27,866	687,733
Interactive Brokers Group, Inc. Class A (Capital Markets)		14,822	974,250
International Bancshares Corp. (Banks)		10,190	437,559
Janus Henderson Group PLC (Capital Markets)		31,299	1,214,714
Jefferies Financial Group, Inc. (Capital Markets)		36,627	1,252,643
Kemper Corp. (Insurance)		11,118	821,620
Kinsale Capital Group, Inc. (Insurance)		3,927	647,052
LendingTree, Inc. (Consumer Finance)	(a)	2,021	428,210
Common Stocks (Continued)		Shares	Value
Financials (continued)
Mercury General Corp. (Insurance)		4,858	$ 315,527
MGIC Investment Corp. (Thrifts & Mortgage Finance)		62,122	844,859
Navient Corp. (Consumer Finance)		32,896	635,880
New York Community Bancorp, Inc. (Thrifts & Mortgage Finance)		85,026	936,987
Old Republic International Corp. (Insurance)		51,889	1,292,555
PacWest Bancorp (Banks)		21,428	881,977
Pinnacle Financial Partners, Inc. (Banks)		13,938	1,230,586
Primerica, Inc. (Insurance)		7,216	1,105,058
PROG Holdings, Inc. (Consumer Finance)		12,328	593,347
Prosperity Bancshares, Inc. (Banks)		17,043	1,223,687
Reinsurance Group of America, Inc. (Insurance)		12,469	1,421,466
RenaissanceRe Holdings Ltd. (Insurance)		9,090	1,352,774
RLI Corp. (Insurance)		7,287	762,147
SEI Investments Co. (Capital Markets)		21,695	1,344,439
Selective Insurance Group, Inc. (Insurance)		10,985	891,433
Signature Bank (Banks)		10,551	2,591,853
SLM Corp. (Consumer Finance)		59,139	1,238,371
Sterling Bancorp (Banks)		35,193	872,435
Stifel Financial Corp. (Capital Markets)		19,256	1,248,944
Synovus Financial Corp. (Banks)		27,264	1,196,344
Texas Capital Bancshares, Inc. (Banks)	(a)	9,261	587,981
Trustmark Corp. (Banks)		11,662	359,190
UMB Financial Corp. (Banks)		7,954	740,199
Umpqua Holdings Corp. (Banks)		40,438	746,081
United Bankshares, Inc. (Banks)		24,509	894,579
Valley National Bancorp (Banks)		74,404	999,246
Washington Federal, Inc. (Thrifts & Mortgage Finance)		13,235	420,608
Webster Financial Corp. (Banks)		16,563	883,470
Wintrust Financial Corp. (Banks)		10,437	789,350
			64,947,622
Health Care–10.8%
Acadia Healthcare Co., Inc. (Health Care Providers & Svs.)	(a)	16,439	1,031,547
Amedisys, Inc. (Health Care Providers & Svs.)	(a)	5,964	1,460,763
Arrowhead Pharmaceuticals, Inc. (Biotechnology)	(a)	19,038	1,576,727
Bio-Techne Corp. (Life Sciences Tools & Svs.)		7,128	3,209,453
Chemed Corp. (Health Care Providers & Svs.)		2,921	1,386,014
Emergent BioSolutions, Inc. (Biotechnology)	(a)	8,307	523,258
Encompass Health Corp. (Health Care Providers & Svs.)		18,211	1,421,004
Envista Holdings Corp. (Health Care Equip. & Supplies)	(a)	29,479	1,273,788
Exelixis, Inc. (Biotechnology)	(a)	57,445	1,046,648
Globus Medical, Inc. Class A (Health Care Equip. & Supplies)	(a)	14,244	1,104,337
Haemonetics Corp. (Health Care Equip. & Supplies)	(a)	9,320	621,085
Halozyme Therapeutics, Inc. (Biotechnology)	(a)	24,516	1,113,272
HealthEquity, Inc. (Health Care Providers & Svs.)	(a)	15,275	1,229,332
Hill-Rom Holdings, Inc. (Health Care Equip. & Supplies)		12,172	1,382,617
ICU Medical, Inc. (Health Care Equip. & Supplies)	(a)	3,606	742,115
Integra LifeSciences Holdings Corp. (Health Care Equip. & Supplies)	(a)	12,999	887,052
Jazz Pharmaceuticals PLC (Pharmaceuticals)	(a)	10,995	1,953,152
LHC Group, Inc. (Health Care Providers & Svs.)	(a)	5,797	1,160,907
Ligand Pharmaceuticals, Inc. (Biotechnology)	(a)	3,067	402,360
LivaNova PLC (Health Care Equip. & Supplies)	(a)	8,927	750,850
Masimo Corp. (Health Care Equip. & Supplies)	(a)	9,268	2,247,027

(continued)

Ohio National Fund, Inc.	ON S&P MidCap 400® Index Portfolio (Continued)
Schedule of Investments	June 30, 2021 (Unaudited)
Common Stocks (Continued)		Shares	Value
Health Care (continued)
Medpace Holdings, Inc. (Life Sciences Tools & Svs.)	(a)	5,075	$ 896,397
Molina Healthcare, Inc. (Health Care Providers & Svs.)	(a)	10,698	2,707,236
Nektar Therapeutics (Pharmaceuticals)	(a)	33,424	573,556
Neogen Corp. (Health Care Equip. & Supplies)	(a)	19,661	905,192
Neurocrine Biosciences, Inc. (Biotechnology)	(a)	17,314	1,684,998
NuVasive, Inc. (Health Care Equip. & Supplies)	(a)	9,426	638,894
Patterson Cos., Inc. (Health Care Providers & Svs.)		15,950	484,721
Penumbra, Inc. (Health Care Equip. & Supplies)	(a)	6,218	1,704,105
PRA Health Sciences, Inc. (Life Sciences Tools & Svs.)	(a)	11,870	1,961,043
Progyny, Inc. (Health Care Providers & Svs.)	(a)	6,805	401,495
Quidel Corp. (Health Care Equip. & Supplies)	(a)	7,110	910,933
R1 RCM, Inc. (Health Care Providers & Svs.)	(a)	25,419	565,319
Repligen Corp. (Life Sciences Tools & Svs.)	(a)	9,344	1,865,249
STAAR Surgical Co. (Health Care Equip. & Supplies)	(a)	8,586	1,309,365
Syneos Health, Inc. (Life Sciences Tools & Svs.)	(a)	18,546	1,659,682
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(a)	19,561	1,310,391
United Therapeutics Corp. (Biotechnology)	(a)	8,202	1,471,521
			47,573,405
Industrials–17.2%
Acuity Brands, Inc. (Electrical Equip.)		6,537	1,222,615
AECOM (Construction & Engineering)	(a)	26,792	1,696,469
AGCO Corp. (Machinery)		11,314	1,475,119
ASGN, Inc. (Professional Svs.)	(a)	9,721	942,257
Avis Budget Group, Inc. (Road & Rail)	(a)	9,481	738,475
Axon Enterprise, Inc. (Aerospace & Defense)	(a)	11,843	2,093,842
Brink's Co. / The (Commercial Svs. & Supplies)		9,083	697,938
Builders FirstSource, Inc. (Building Products)	(a)	37,982	1,620,312
CACI International, Inc. Class A (Professional Svs.)	(a)	4,315	1,100,843
Carlisle Cos., Inc. (Industrial Conglomerates)		9,561	1,829,784
Clean Harbors, Inc. (Commercial Svs. & Supplies)	(a)	9,192	856,143
Colfax Corp. (Machinery)	(a)	21,598	989,404
Crane Co. (Machinery)		9,066	837,426
Curtiss-Wright Corp. (Aerospace & Defense)		7,509	891,769
Donaldson Co., Inc. (Machinery)		23,127	1,469,258
Dycom Industries, Inc. (Construction & Engineering)	(a)	5,668	422,436
EMCOR Group, Inc. (Construction & Engineering)		9,978	1,229,190
EnerSys (Electrical Equip.)		7,833	765,519
Flowserve Corp. (Machinery)		23,897	963,527
Fluor Corp. (Construction & Engineering)	(a)	22,937	405,985
FTI Consulting, Inc. (Professional Svs.)	(a)	6,282	858,184
GATX Corp. (Trading Companies & Distributors)		6,491	574,259
Graco, Inc. (Machinery)		31,039	2,349,652
Healthcare Services Group, Inc. (Commercial Svs. & Supplies)		13,759	434,372
Herman Miller, Inc. (Commercial Svs. & Supplies)		10,799	509,065
Hexcel Corp. (Aerospace & Defense)	(a)	15,337	957,029
Hubbell, Inc. (Electrical Equip.)		9,960	1,860,926
IAA, Inc. (Commercial Svs. & Supplies)	(a)	24,683	1,346,211
Insperity, Inc. (Professional Svs.)		6,586	595,177
ITT, Inc. (Machinery)		15,766	1,444,008
JetBlue Airways Corp. (Airlines)	(a)	57,975	972,821
KAR Auction Services, Inc. (Commercial Svs. & Supplies)	(a)	22,830	400,667
Kennametal, Inc. (Machinery)		15,326	550,510
Kirby Corp. (Marine)	(a)	11,022	668,374
Common Stocks (Continued)		Shares	Value
Industrials (continued)
Knight-Swift Transportation Holdings, Inc. (Road & Rail)		22,379	$ 1,017,349
Landstar System, Inc. (Road & Rail)		7,041	1,112,619
Lennox International, Inc. (Building Products)		6,298	2,209,338
Lincoln Electric Holdings, Inc. (Machinery)		10,899	1,435,507
ManpowerGroup, Inc. (Professional Svs.)		9,982	1,186,960
MasTec, Inc. (Construction & Engineering)	(a)	10,347	1,097,817
Mercury Systems, Inc. (Aerospace & Defense)	(a)	10,300	682,684
Middleby Corp. / The (Machinery)	(a)	10,175	1,762,920
MSA Safety, Inc. (Commercial Svs. & Supplies)		6,668	1,104,087
MSC Industrial Direct Co., Inc. Class A (Trading Companies & Distributors)		8,624	773,832
Nordson Corp. (Machinery)		9,888	2,170,515
nVent Electric PLC (Electrical Equip.)		30,685	958,599
Oshkosh Corp. (Machinery)		12,583	1,568,345
Owens Corning (Building Products)		19,133	1,873,121
Regal Beloit Corp. (Electrical Equip.)		7,452	994,917
Ryder System, Inc. (Road & Rail)		9,852	732,299
Simpson Manufacturing Co., Inc. (Building Products)		7,949	877,888
Stericycle, Inc. (Commercial Svs. & Supplies)	(a)	16,802	1,202,183
Sunrun, Inc. (Electrical Equip.)	(a)	29,499	1,645,454
Terex Corp. (Machinery)		12,732	606,298
Tetra Tech, Inc. (Commercial Svs. & Supplies)		9,907	1,209,050
Timken Co. / The (Machinery)		12,499	1,007,294
Toro Co. / The (Machinery)		19,612	2,154,967
Trex Co., Inc. (Building Products)	(a)	21,128	2,159,493
Trinity Industries, Inc. (Machinery)		14,792	397,757
Univar Solutions, Inc. (Trading Companies & Distributors)	(a)	31,072	757,535
Valmont Industries, Inc. (Construction & Engineering)		3,892	918,707
Watsco, Inc. (Trading Companies & Distributors)		6,028	1,727,866
Werner Enterprises, Inc. (Road & Rail)		10,464	465,857
Woodward, Inc. (Machinery)		10,752	1,321,206
XPO Logistics, Inc. (Air Freight & Logistics)	(a)	18,617	2,604,332
			75,506,362
Information Technology–14.6%
ACI Worldwide, Inc. (Software)	(a)	21,634	803,487
Alliance Data Systems Corp. (IT Svs.)		9,116	949,796
Amkor Technology, Inc. (Semiconductors & Equip.)		19,739	467,222
Arrow Electronics, Inc. (Electronic Equip., Instr. & Comp.)	(a)	13,579	1,545,698
Aspen Technology, Inc. (Software)	(a)	12,442	1,711,273
Avnet, Inc. (Electronic Equip., Instr. & Comp.)		18,244	731,220
Belden, Inc. (Electronic Equip., Instr. & Comp.)		8,193	414,320
Blackbaud, Inc. (Software)	(a)	8,940	684,536
Brooks Automation, Inc. (Semiconductors & Equip.)		13,616	1,297,332
CDK Global, Inc. (Software)		22,331	1,109,627
Ceridian HCM Holding, Inc. (Software)	(a)	24,078	2,309,562
Ciena Corp. (Communications Equip.)	(a)	28,369	1,613,912
Cirrus Logic, Inc. (Semiconductors & Equip.)	(a)	10,527	896,058
CMC Materials, Inc. (Semiconductors & Equip.)		5,351	806,610
Cognex Corp. (Electronic Equip., Instr. & Comp.)		32,350	2,719,018
Coherent, Inc. (Electronic Equip., Instr. & Comp.)	(a)	4,485	1,185,565
CommVault Systems, Inc. (Software)	(a)	8,419	658,113
Concentrix Corp. (IT Svs.)	(a)	7,627	1,226,422
Cree, Inc. (Semiconductors & Equip.)	(a)	21,139	2,070,142
Envestnet, Inc. (Software)	(a)	9,964	755,869
Fair Isaac Corp. (Software)	(a)	5,270	2,649,124
First Solar, Inc. (Semiconductors & Equip.)	(a)	15,553	1,407,702
Genpact Ltd. (IT Svs.)		31,915	1,449,898

(continued)

Ohio National Fund, Inc.	ON S&P MidCap 400® Index Portfolio (Continued)
Schedule of Investments	June 30, 2021 (Unaudited)
Common Stocks (Continued)		Shares	Value
Information Technology (continued)
II-VI, Inc. (Electronic Equip., Instr. & Comp.)	(a)	19,219	$ 1,395,107
J2 Global, Inc. (Software)	(a)	7,789	1,071,377
Jabil, Inc. (Electronic Equip., Instr. & Comp.)		24,517	1,424,928
KBR, Inc. (IT Svs.)		25,836	985,643
Lattice Semiconductor Corp. (Semiconductors & Equip.)	(a)	25,047	1,407,140
Littelfuse, Inc. (Electronic Equip., Instr. & Comp.)		4,500	1,146,555
LiveRamp Holdings, Inc. (IT Svs.)	(a)	12,520	586,562
Lumentum Holdings, Inc. (Communications Equip.)	(a)	13,886	1,139,069
Manhattan Associates, Inc. (Software)	(a)	11,647	1,686,951
Maximus, Inc. (IT Svs.)		11,271	991,510
MKS Instruments, Inc. (Semiconductors & Equip.)		10,130	1,802,634
National Instruments Corp. (Electronic Equip., Instr. & Comp.)		24,139	1,020,597
NCR Corp. (Tech. Hardware, Storage & Periph.)	(a)	23,973	1,093,409
NetScout Systems, Inc. (Communications Equip.)	(a)	13,504	385,404
Paylocity Holding Corp. (Software)	(a)	6,882	1,313,086
Qualys, Inc. (Software)	(a)	6,186	622,868
Sabre Corp. (IT Svs.)	(a)	58,579	731,066
Sailpoint Technologies Holdings, Inc. (Software)	(a)	16,892	862,674
Science Applications International Corp. (IT Svs.)		10,617	931,429
Semtech Corp. (Semiconductors & Equip.)	(a)	11,927	820,578
Silicon Laboratories, Inc. (Semiconductors & Equip.)	(a)	8,185	1,254,351
SolarEdge Technologies, Inc. (Semiconductors & Equip.)	(a)	9,518	2,630,490
Synaptics, Inc. (Semiconductors & Equip.)	(a)	6,443	1,002,402
SYNNEX Corp. (Electronic Equip., Instr. & Comp.)		7,611	926,715
Teradata Corp. (Software)	(a)	20,102	1,004,497
Universal Display Corp. (Semiconductors & Equip.)		7,864	1,748,403
Viasat, Inc. (Communications Equip.)	(a)	12,482	622,103
Vishay Intertechnology, Inc. (Electronic Equip., Instr. & Comp.)		24,337	548,799
Vontier Corp. (Electronic Equip., Instr. & Comp.)		30,917	1,007,276
WEX, Inc. (IT Svs.)	(a)	8,193	1,588,623
Xerox Holdings Corp. (Tech. Hardware, Storage & Periph.)		29,519	693,401
			63,908,153
Materials–6.2%
AptarGroup, Inc. (Containers & Packaging)		12,037	1,695,291
Ashland Global Holdings, Inc. (Chemicals)		10,016	876,400
Avient Corp. (Chemicals)		16,748	823,332
Cabot Corp. (Chemicals)		10,387	591,332
Chemours Co. / The (Chemicals)		30,300	1,054,440
Cleveland-Cliffs, Inc. (Metals & Mining)	(a)	84,184	1,815,007
Commercial Metals Co. (Metals & Mining)		22,010	676,147
Compass Minerals International, Inc. (Metals & Mining)		6,263	371,145
Eagle Materials, Inc. (Construction Materials)		7,761	1,102,916
Greif, Inc. Class A (Containers & Packaging)		4,833	292,638
Ingevity Corp. (Chemicals)	(a)	7,321	595,637
Louisiana-Pacific Corp. (Paper & Forest Products)		18,716	1,128,388
Minerals Technologies, Inc. (Chemicals)		6,203	487,990
NewMarket Corp. (Chemicals)		1,340	431,453
Olin Corp. (Chemicals)		26,193	1,211,688
Reliance Steel & Aluminum Co. (Metals & Mining)		11,659	1,759,343
Royal Gold, Inc. (Metals & Mining)		12,028	1,372,395
Common Stocks (Continued)		Shares	Value
Materials (continued)
RPM International, Inc. (Chemicals)		23,716	$ 2,103,135
Scotts Miracle-Gro Co. / The (Chemicals)		7,459	1,431,531
Sensient Technologies Corp. (Chemicals)		7,724	668,589
Silgan Holdings, Inc. (Containers & Packaging)		14,336	594,944
Sonoco Products Co. (Containers & Packaging)		18,428	1,232,833
Steel Dynamics, Inc. (Metals & Mining)		36,756	2,190,658
United States Steel Corp. (Metals & Mining)		49,356	1,184,544
Valvoline, Inc. (Chemicals)		33,127	1,075,302
Worthington Industries, Inc. (Metals & Mining)		6,432	393,510
			27,160,588
Real Estate–9.5%
American Campus Communities, Inc. (Equity REIT)		25,248	1,179,587
Apartment Income REIT Corp. (Equity REIT)		28,703	1,361,383
Brixmor Property Group, Inc. (Equity REIT)		54,438	1,246,086
Camden Property Trust (Equity REIT)		17,895	2,374,130
CoreSite Realty Corp. (Equity REIT)		7,884	1,061,186
Corporate Office Properties Trust (Equity REIT)		20,583	576,118
Cousins Properties, Inc. (Equity REIT)		27,252	1,002,329
CyrusOne, Inc. (Equity REIT)		22,430	1,604,194
Douglas Emmett, Inc. (Equity REIT)		30,257	1,017,240
EastGroup Properties, Inc. (Equity REIT)		7,323	1,204,267
EPR Properties (Equity REIT)	(a)	13,715	722,506
First Industrial Realty Trust, Inc. (Equity REIT)		23,684	1,237,015
Healthcare Realty Trust, Inc. (Equity REIT)		25,900	782,180
Highwoods Properties, Inc. (Equity REIT)		19,066	861,211
Hudson Pacific Properties, Inc. (Equity REIT)		27,696	770,503
JBG SMITH Properties (Equity REIT)		20,275	638,865
Jones Lang LaSalle, Inc. (Real Estate Mgmt. & Development)	(a)	9,399	1,837,129
Kilroy Realty Corp. (Equity REIT)		19,426	1,352,827
Lamar Advertising Co. Class A (Equity REIT)		15,864	1,656,519
Life Storage, Inc. (Equity REIT)		14,069	1,510,307
Macerich Co. / The (Equity REIT)		30,603	558,505
Medical Properties Trust, Inc. (Equity REIT)		107,706	2,164,891
National Retail Properties, Inc. (Equity REIT)		32,149	1,507,145
National Storage Affiliates Trust (Equity REIT)		12,614	637,764
Omega Healthcare Investors, Inc. (Equity REIT)		43,090	1,563,736
Park Hotels & Resorts, Inc. (Equity REIT)	(a)	43,365	893,753
Pebblebrook Hotel Trust (Equity REIT)		24,088	567,272
Physicians Realty Trust (Equity REIT)		39,399	727,699
PotlatchDeltic Corp. (Equity REIT)		12,277	652,523
PS Business Parks, Inc. (Equity REIT)		3,679	544,786
Rayonier, Inc. (Equity REIT)		25,438	913,987
Rexford Industrial Realty, Inc. (Equity REIT)		24,537	1,397,382
Sabra Health Care REIT, Inc. (Equity REIT)		39,485	718,627
SL Green Realty Corp. (Equity REIT)		12,723	1,017,840
Spirit Realty Capital, Inc. (Equity REIT)		21,070	1,007,989
STORE Capital Corp. (Equity REIT)		44,567	1,538,007
Urban Edge Properties (Equity REIT)		20,182	385,476
Weingarten Realty Investors (Equity REIT)		22,033	706,598
			41,499,562
Utilities–3.2%
ALLETE, Inc. (Electric Utilities)		9,536	667,329
Black Hills Corp. (Multi-Utilities)		11,518	755,926
Essential Utilities, Inc. (Water Utilities)		40,953	1,871,552
Hawaiian Electric Industries, Inc. (Electric Utilities)		20,030	846,868
IDACORP, Inc. (Electric Utilities)		9,258	902,655
MDU Resources Group, Inc. (Multi-Utilities)		36,775	1,152,529
National Fuel Gas Co. (Gas Utilities)		16,719	873,568
New Jersey Resources Corp. (Gas Utilities)		17,658	698,727
NorthWestern Corp. (Multi-Utilities)		9,285	559,143
OGE Energy Corp. (Electric Utilities)		36,692	1,234,686
ONE Gas, Inc. (Gas Utilities)		9,766	723,856
PNM Resources, Inc. (Electric Utilities)		15,739	767,591
Southwest Gas Holdings, Inc. (Gas Utilities)		10,576	700,025

(continued)

Ohio National Fund, Inc.	ON S&P MidCap 400® Index Portfolio (Continued)
Schedule of Investments	June 30, 2021 (Unaudited)
Common Stocks (Continued)	Shares	Value
Utilities (continued)
Spire, Inc. (Gas Utilities)	9,477	$ 684,903
UGI Corp. (Gas Utilities)	38,245	1,771,126
		14,210,484
Total Common Stocks (Cost $313,714,662)		$429,634,222

Money Market Funds–0.8%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 0.055%	(b)	3,644,606	$ 3,645,700
Total Money Market Funds (Cost $3,645,700)			$ 3,645,700
Total Investments – 98.8% (Cost $317,360,362)	(c)		$433,279,922
Other Assets in Excess of Liabilities – 1.2%	(d)		5,250,571
Net Assets – 100.0%			$438,530,493
Percentages are stated as a percent of net assets.

Footnotes:
(a)	Non-income producing security.
(b)	Rate represents the seven-day yield at June 30, 2021.
(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
(d)	Includes $202,500 of cash pledged as collateral for the futures contracts outstanding at June 30, 2021. See also the following Schedule of Open Futures Contracts.
The accompanying notes are an integral part of these financial statements.
Schedule of Open Futures Contracts	June 30, 2021 (Unaudited)

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini S&P MidCap 400 Index - Long	15	September 17, 2021	$4,082,747	$4,038,600	$(44,147)	$3,900
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Growth Portfolio (Unaudited)
Objective/Strategy
The ON BlackRock Advantage Large Cap Growth Portfolio seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in stocks of companies with market capitalizations at the time of investment that are within the range of market capitalizations of the companies in the Russell 1000® Growth Index for the previous twelve months.
Performance as of June 30, 2021
Average Annual returns
One year	40.28%
Five years	19.60%
Ten years	15.46%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.79% per the Fund’s prospectus dated May 1, 2021. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2021 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the six-month period ended June 30, 2021, the Portfolio returned 13.42% versus 12.99% for its benchmark, the Russell 1000® Growth Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  The Portfolio performed well amidst the market backdrop in which investor preference shifted. Performance was strong in the first quarter, as fundamental value measures were top contributors amidst the style preference shift in the marketplace. In the second quarter, sentiment-based measures were able to correctly position the Portfolio around the broader reflationary and reopening themes.
Capturing reflationary themes was a dominant driver of outperformance. This was highlighted through the Portfolio’s fundamental insights, specifically those that identify attractively priced growth stocks, which performed well amidst the market style shift. These included traditional fundamental value measures that evaluate balance sheet information and prioritize companies with high earnings yields.
Nontraditional fundamental measures, such as Environmental, Social, and Corporate Governance (“ESG“) related insights, were also top contributors. Specifically, an insight that looks to capture investor flows into ESG-related positions, was one of the best performing insights, as it was able to follow the broader sustainability market trend. Other transition related ESG measures that evaluate “green” patent filings also benefitted performance.
Sentiment-based measures were broadly additive, capturing the views of market participants. Notably, looking to fixed income markets, such as bond investors, delivered gains, given interest rate volatility during the period. These insights evaluate discrepancies between corporate bond valuations and their equity valuation counterparts, and the rising rates highlighted certain mispricings, leading to an excess return opportunity. Our machine-read broker text measure also performed well, motivating an overweight to Consumer Staples names and aiding gains.
Partially offsetting the gains, a machine-learned signal that attempts to dynamically combine weights of systematic active equity insights was a top detractor for the period. This insight motivated an underweight to retail names, which detracted from performance amidst the broader reopening theme. (1)
Q.  How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?
A.  The portfolio management team targets a relatively sector-neutral approach and seeks to derive the majority of any excess return from security selection. Security selection was the primary driver of outperformance, aided slightly by allocation. Selection within Information Technology led outperformance, followed by selection within Communication Services and Consumer Staples. An underweight to Materials aided relative performance, while selection within Utilities and Real Estate were slight detractors. (1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  The Portfolio’s overweight position in Applied Materials, Inc. was a top contributor to relative performance, as the stock benefited from the semiconductor shortage, being a major supplier of materials needed to make computer chips. An overweight to Teradata Corp., a software and data analytics company, was also a top contributor, as the stock performed well after its 2020 earnings beat analysts’ estimates.
In contrast, an overweight to biopharma company Vertex Pharmaceuticals, Inc. was a key detractor from relative performance on the back of poor first quarter results and its discontinuation of an experimental treatment for a rare genetic disorder. Further hindering results was an overweight stance in Cadence Design Systems, Inc., amidst a copyright infringement lawsuit. (1)
Q.  How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?
A.  Pursuant to the Portfolio’s investment strategy, futures contracts were used to prevent a cash drag on performance. The futures did not meaningfully impact relative performance, however, due to their index characteristics and size in relation to the Portfolio’s net assets.
The Portfolio participated in two IPOs, Qualtrics International, Inc. and UiPath, Inc., which in aggregate contributed three basis points to absolute return during the period. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2021.

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Growth Portfolio (Unaudited) (Continued)
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The Russell 1000® Growth Index is a market-capitalization weighted index of those firms in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. The index presented includes the effects of reinvested dividends.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.
Portfolio Composition as of June 30, 2021 (1)
% of Net Assets
Common Stocks (4)	101.7
Money Market Funds Less Net Liabilities	(1.7)
100.0

Top 10 Portfolio Holdings as of June 30, 2021 (1) (2) (3)
		% of Net Assets
1.	Apple, Inc.	10.2
2.	Microsoft Corp.	7.8
3.	Amazon.com, Inc.	6.5
4.	Facebook, Inc. Class A	4.1
5.	Visa, Inc.	3.0
6.	Alphabet, Inc. Class C	2.9
7.	Tesla, Inc.	2.5
8.	Adobe, Inc.	2.4
9.	PayPal Holdings, Inc.	2.4
10.	Alphabet, Inc. Class A	2.1

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	45.2
Consumer Discretionary	18.8
Communication Services	12.8
Health Care	8.7
Industrials	7.0
Consumer Staples	4.0
Financials	2.3
Real Estate	1.4
Energy	0.8
Materials	0.5
Utilities	0.2
101.7

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Growth Portfolio
Schedule of Investments	June 30, 2021 (Unaudited)
Common Stocks–101.7%		Shares	Value
Communication Services–12.8%
Alphabet, Inc. Class A (Interactive Media & Svs.)	(a)	999	$ 2,439,348
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a)	1,386	3,473,760
Cardlytics, Inc. (Media)	(a)	765	97,101
Discovery, Inc. Class A (Media)	(a)	1,934	59,335
Facebook, Inc. Class A (Interactive Media & Svs.)	(a)	13,823	4,806,395
Live Nation Entertainment, Inc. (Entertainment)	(a)	4,291	375,849
Netflix, Inc. (Entertainment)	(a)	1,060	559,903
Playtika Holding Corp. (Entertainment)	(a)	732	17,451
Roku, Inc. (Entertainment)	(a)	1,262	579,574
Sirius XM Holdings, Inc. (Media)		38,426	251,306
Snap, Inc. Class A (Interactive Media & Svs.)	(a)	2,127	144,934
Spotify Technology SA (Entertainment)	(a)	2,326	641,022
Twitter, Inc. (Interactive Media & Svs.)	(a)	9,765	671,930
United States Cellular Corp. (Wireless Telecom. Svs.)	(a)	469	17,029
Vimeo, Inc. (Interactive Media & Svs.)	(a)	5,826	285,474
Walt Disney Co. / The (Entertainment)	(a)	1,764	310,058
Zynga, Inc. Class A (Entertainment)	(a)	41,362	439,678
			15,170,147
Consumer Discretionary–18.8%
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a)	2,227	7,661,236
Aramark (Hotels, Restaurants & Leisure)		2,657	98,973
Booking Holdings, Inc. (Internet & Direct Marketing Retail)	(a)	197	431,054
BorgWarner, Inc. (Auto Components)		20,967	1,017,738
Chipotle Mexican Grill, Inc. (Hotels, Restaurants & Leisure)	(a)	814	1,261,977
Crocs, Inc. (Textiles, Apparel & Luxury Goods)	(a)	1,470	171,284
Etsy, Inc. (Internet & Direct Marketing Retail)	(a)	2,327	478,990
Genuine Parts Co. (Distributors)		4,370	552,674
Home Depot, Inc. / The (Specialty Retail)		2,709	863,873
International Game Technology PLC (Hotels, Restaurants & Leisure)	(a)	12,364	296,242
iRobot Corp. (Household Durables)	(a)	413	38,570
Levi Strauss & Co. Class A (Textiles, Apparel & Luxury Goods)		7,851	217,630
Lithia Motors, Inc. Class A (Specialty Retail)		817	280,754
Lowe's Cos., Inc. (Specialty Retail)		5,127	994,484
Lululemon Athletica, Inc. (Textiles, Apparel & Luxury Goods)	(a)	705	257,304
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		4,758	735,064
Nordstrom, Inc. (Multiline Retail)	(a)	2,474	90,474
Shake Shack, Inc. Class A (Hotels, Restaurants & Leisure)	(a)	921	98,565
Six Flags Entertainment Corp. (Hotels, Restaurants & Leisure)	(a)	13,829	598,519
Sonos, Inc. (Household Durables)	(a)	4,606	162,269
Starbucks Corp. (Hotels, Restaurants & Leisure)		884	98,840
Tapestry, Inc. (Textiles, Apparel & Luxury Goods)	(a)	773	33,610
Target Corp. (Multiline Retail)		4,411	1,066,315
Tesla, Inc. (Automobiles)	(a)	4,357	2,961,453
TJX Cos., Inc. / The (Specialty Retail)		1,371	92,433
Travel + Leisure Co. (Hotels, Restaurants & Leisure)		5,245	311,815
Vail Resorts, Inc. (Hotels, Restaurants & Leisure)	(a)	548	173,453
Common Stocks (Continued)		Shares	Value
Consumer Discretionary (continued)
Wendy's Co. / The (Hotels, Restaurants & Leisure)		14,146	$ 331,299
Wyndham Hotels & Resorts, Inc. (Hotels, Restaurants & Leisure)		4,312	311,715
Wynn Resorts Ltd. (Hotels, Restaurants & Leisure)	(a)	3,900	476,970
			22,165,577
Consumer Staples–4.0%
Boston Beer Co., Inc. / The Class A (Beverages)	(a)	187	190,890
Costco Wholesale Corp. (Food & Staples Retailing)		5,896	2,332,870
Estee Lauder Cos., Inc. / The Class A (Personal Products)		3,229	1,027,080
Herbalife Nutrition Ltd. (Personal Products)	(a)	3,652	192,570
Hershey Co. / The (Food Products)		297	51,732
Keurig Dr Pepper, Inc. (Beverages)		309	10,889
PepsiCo, Inc. (Beverages)		6,513	965,031
			4,771,062
Energy–0.8%
Antero Midstream Corp. (Oil, Gas & Consumable Fuels)		16,421	170,614
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		1,235	103,048
Hess Corp. (Oil, Gas & Consumable Fuels)		2,605	227,469
Schlumberger N.V. (Energy Equip. & Svs.)		14,997	480,054
			981,185
Financials–2.3%
American Express Co. (Consumer Finance)		2,525	417,206
Marsh & McLennan Cos., Inc. (Insurance)		1,434	201,735
MetLife, Inc. (Insurance)		7,028	420,626
Morgan Stanley (Capital Markets)		12,093	1,108,807
Progressive Corp. / The (Insurance)		1,148	112,745
Stifel Financial Corp. (Capital Markets)		3,968	257,365
Voya Financial, Inc. (Diversified Financial Svs.)		3,692	227,058
			2,745,542
Health Care–8.7%
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)		1,779	262,954
Align Technology, Inc. (Health Care Equip. & Supplies)	(a)	1,579	964,769
BioMarin Pharmaceutical, Inc. (Biotechnology)	(a)	12,900	1,076,376
Bio-Rad Laboratories, Inc. Class A (Life Sciences Tools & Svs.)	(a)	208	134,012
Bruker Corp. (Life Sciences Tools & Svs.)		8,332	633,065
Danaher Corp. (Health Care Equip. & Supplies)		554	148,672
Dexcom, Inc. (Health Care Equip. & Supplies)	(a)	3,110	1,327,970
Gilead Sciences, Inc. (Biotechnology)		10,540	725,784
IDEXX Laboratories, Inc. (Health Care Equip. & Supplies)	(a)	2,780	1,755,709
Insulet Corp. (Health Care Equip. & Supplies)	(a)	1,225	336,275
Johnson & Johnson (Pharmaceuticals)		3,228	531,781
McKesson Corp. (Health Care Providers & Svs.)		3,271	625,546
Mettler-Toledo International, Inc. (Life Sciences Tools & Svs.)	(a)	32	44,331
Perrigo Co. PLC (Pharmaceuticals)		732	33,562
PPD, Inc. (Life Sciences Tools & Svs.)	(a)	10,290	474,266

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Growth Portfolio (Continued)
Schedule of Investments	June 30, 2021 (Unaudited)
Common Stocks (Continued)		Shares	Value
Health Care (continued)
Repligen Corp. (Life Sciences Tools & Svs.)	(a)	419	$ 83,641
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	5,491	1,107,150
			10,265,863
Industrials–7.0%
Alaska Air Group, Inc. (Airlines)	(a)	216	13,027
Allegion PLC (Building Products)		1,673	233,049
Axon Enterprise, Inc. (Aerospace & Defense)	(a)	493	87,162
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)		756	70,814
Carrier Global Corp. (Building Products)		14,494	704,408
Caterpillar, Inc. (Machinery)		5,289	1,151,045
Copart, Inc. (Commercial Svs. & Supplies)	(a)	1,892	249,422
Deere & Co. (Machinery)		698	246,192
Delta Air Lines, Inc. (Airlines)	(a)	3,284	142,066
Expeditors International of Washington, Inc. (Air Freight & Logistics)		10,756	1,361,710
IAA, Inc. (Commercial Svs. & Supplies)	(a)	13,946	760,615
Landstar System, Inc. (Road & Rail)		2,512	396,946
Lockheed Martin Corp. (Aerospace & Defense)		1,096	414,672
Otis Worldwide Corp. (Machinery)		6,708	548,513
Owens Corning (Building Products)		149	14,587
Roper Technologies, Inc. (Industrial Conglomerates)		860	404,372
Ryder System, Inc. (Road & Rail)		4,645	345,263
SiteOne Landscape Supply, Inc. (Trading Companies & Distributors)	(a)	1,538	260,322
Trane Technologies PLC (Building Products)		4,620	850,727
			8,254,912
Information Technology–45.2%
Accenture PLC Class A (IT Svs.)		5,074	1,495,764
Adobe, Inc. (Software)	(a)	4,895	2,866,708
Advanced Micro Devices, Inc. (Semiconductors & Equip.)	(a)	11,131	1,045,535
Alteryx, Inc. Class A (Software)	(a)	194	16,688
Apple, Inc. (Tech. Hardware, Storage & Periph.)		88,437	12,112,331
Applied Materials, Inc. (Semiconductors & Equip.)		1,825	259,880
Autodesk, Inc. (Software)	(a)	1,909	557,237
Automatic Data Processing, Inc. (IT Svs.)		5,590	1,110,286
Cadence Design Systems, Inc. (Software)	(a)	161	22,028
Cloudflare, Inc. Class A (Software)	(a)	1,124	118,964
Dell Technologies, Inc. Class C (Tech. Hardware, Storage & Periph.)	(a)	4,904	488,782
Dropbox, Inc. Class A (Software)	(a)	1,079	32,704
Flex Ltd. (Electronic Equip., Instr. & Comp.)	(a)	24,637	440,263
GoDaddy, Inc. Class A (IT Svs.)	(a)	391	34,001
HP, Inc. (Tech. Hardware, Storage & Periph.)		21,458	647,817
HubSpot, Inc. (Software)	(a)	1,772	1,032,580
Intel Corp. (Semiconductors & Equip.)		14,829	832,500
Intuit, Inc. (Software)		4,512	2,211,647
Lam Research Corp. (Semiconductors & Equip.)		1,560	1,015,092
Common Stocks (Continued)		Shares	Value
Information Technology (continued)
Mastercard, Inc. Class A (IT Svs.)		5,417	$ 1,977,692
Microsoft Corp. (Software)		33,878	9,177,550
NVIDIA Corp. (Semiconductors & Equip.)		2,648	2,118,665
PagerDuty, Inc. (Software)	(a)	1,121	47,732
PayPal Holdings, Inc. (IT Svs.)	(a)	9,707	2,829,396
PTC, Inc. (Software)	(a)	7,237	1,022,299
QUALCOMM, Inc. (Semiconductors & Equip.)		14,506	2,073,343
salesforce.com, Inc. (Software)	(a)	103	25,160
ServiceNow, Inc. (Software)	(a)	2,492	1,369,479
Slack Technologies, Inc. Class A (Software)	(a)	1,322	58,565
Splunk, Inc. (Software)	(a)	1,333	192,725
Tenable Holdings, Inc. (Software)	(a)	1,391	57,518
UiPath, Inc. Class A (Software)	(a)	2,321	157,666
Visa, Inc. (IT Svs.)		15,436	3,609,245
VMware, Inc. Class A (Software)	(a)	3,949	631,722
Workday, Inc. Class A (Software)	(a)	4,397	1,049,740
Xilinx, Inc. (Semiconductors & Equip.)		1,382	199,892
Zebra Technologies Corp. Class A (Electronic Equip., Instr. & Comp.)	(a)	181	95,838
Zendesk, Inc. (Software)	(a)	3,142	453,516
			53,488,550
Materials–0.5%
Amyris, Inc. (Chemicals)	(a)	4,588	75,105
Crown Holdings, Inc. (Containers & Packaging)		4,256	435,006
Ecolab, Inc. (Chemicals)		413	85,066
Reliance Steel & Aluminum Co. (Metals & Mining)		258	38,932
			634,109
Real Estate–1.4%
Brixmor Property Group, Inc. (Equity REIT)		635	14,535
CBRE Group, Inc. Class A (Real Estate Mgmt. & Development)	(a)	613	52,552
Equinix, Inc. (Equity REIT)		1,541	1,236,807
Prologis, Inc. (Equity REIT)		2,564	306,475
			1,610,369
Utilities–0.2%
Eversource Energy (Electric Utilities)		1,917	153,820
OGE Energy Corp. (Electric Utilities)		1,495	50,307
			204,127
Total Common Stocks (Cost $95,031,116)			$120,291,443

Money Market Funds–1.3%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 0.055%	(b)	1,477,893	$ 1,478,337
Total Money Market Funds (Cost $1,478,337)			$ 1,478,337
Total Investments – 103.0% (Cost $96,509,453)	(c)		$121,769,780
Liabilities in Excess of Other Assets – (3.0)%	(d)		(3,528,346)
Net Assets – 100.0%			$118,241,434

Percentages are stated as a percent of net assets.

Footnotes:
(a)	Non-income producing security.
(b)	Rate represents the seven-day yield at June 30, 2021.
(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
(d)	Includes $64,000 of cash pledged as collateral for the futures contracts outstanding at June 30, 2021. See also the following Schedule of Open Futures Contracts.
The accompanying notes are an integral part of these financial statements.

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Growth Portfolio (Continued)
Schedule of Open Futures Contracts	June 30, 2021 (Unaudited)

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini Nasdaq-100 Index - Long	4	September 17, 2021	$1,139,202	$1,163,920	$24,718	$(1,120)
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Unaudited)
Objective/Strategy
The ON Risk Managed Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio invests in a balanced portfolio of equity and fixed-income securities (the “Balanced Component”) and a risk management portfolio intended to enhance the risk adjusted return of the Portfolio (the “Risk Management Component”).
Performance as of June 30, 2021
Average Annual returns
One year	22.18%
Five years	14.05%
Since inception (5/1/14)	10.99%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.98% per the Fund’s prospectus dated May 1, 2021. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2021 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Advisers
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the six-month period ended June 30, 2021, the Portfolio returned 6.64% versus 15.25% for its benchmark, the S&P 500® Index. The Portfolio’s secondary benchmark, which is comprised of 55% S&P 500® Index/ 45% ICE BofAML U.S. Broad Market Index, returned 7.41% for the period.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  The Portfolio’s underperformance was due mainly to its allocation to bonds in a period when equities posted strong positive returns. The Portfolio, not considering derivative holdings, ended with approximately 40% allocated to fixed income, 60% to equities, and a small portion to cash. The asset allocation may vary based on market conditions, and positioning reflects the portfolio managers’ belief that equities offered greater risk-adjusted opportunities versus fixed income over the period.
The equity sleeve of the Balanced Component underperformed the primary benchmark. Sector positioning was the main driver to underperformance, specifically underweights to Energy and Financials. Stock selection helped offset some of the underperformance from sector positioning, led by selection within the Communication Services and Information Technology sectors.
The fixed income sleeve of the Balanced Component outperformed the fixed income portion of the secondary benchmark, but underperformed the primary benchmark. The Portfolio was overweight risk, including allocations to investment grade and high-yield corporates, which were additive as credit sectors outperformed. Exposure to credit risk transfer securities and an underweight allocation to agency mortgage-backed-securities also helped.
Q.  How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?
A.  In the equity sleeve, sector allocation was the main detractor. Underweights to top performing sectors in the benchmark, Energy and Financials, were the largest detractors.
In the fixed income sleeve, an underweight to Treasuries, excluding derivatives, was additive, given the outperformance of credit sectors. An overweight position to commercial mortgage-backed-securities was also positive. Industry allocation, specifically overweight positions in capital goods, communications, consumer cyclicals, consumer non-cyclicals, energy, and finance, contributed. Security selection within finance and consumer cyclicals detracted, although this was offset to some extent by selection in banking and energy. (1)
Q.  How did the Risk Management Component impact the Portfolio’s performance during the period?
A.  The Portfolio’s Risk Management Component is a sleeve of derivatives and cash equivalents that seeks to enhance the risk-adjusted return of the Portfolio. The Portfolio’s performance is enhanced on a risk-adjusted basis when the aggregate Portfolio achieves lower volatility with similar returns, or higher returns at similar volatility compared to a benchmark. The Risk Management Component did not enhance the risk-adjusted return for the period, as the Portfolio’s return was 0.9% lower than the Balanced Component return alone, and the Portfolio’s annualized volatility was approximately 1.0% higher than the Balanced Component.
The Risk Management Component’s relative underperformance was largely attributable to the long Treasury futures positions, as interest rates rose during the first quarter of the year. The Risk Management Component options positions contributed a gain by increasing the Portfolio’s equity exposure (compared to the Balanced Component) when equity markets rose during the period, which was partially offset by the time decay of option premium. (1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  An overweight to Apple, Inc. and Alphabet, Inc. Class C, which performed well during the period were the leading contributors. Overweights to Vertex Pharmaceuticals, Inc. and Monster Beverage Corp., which performed poorly, were the main detractors from performance.
In the fixed income sleeve, selections in Corporate Bonds, including Devon Energy Corp., Sysco Corp., and Charter Communications Operating LLC / Charter Communications Operating Capital Corp. contributed. The Portfolio had exposure to collateralized mortgage obligations and emerging market corporates, as well as an underweight allocation to Municipal Bonds, which detracted slightly. (1)
Q.  How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact overall Portfolio performance?
A.  The Risk Management Component contributed a gain of 0.3% to the absolute return of the aggregate Portfolio during the period, primarily due to the use of derivative instruments. Performance was largely attributable to gains on option positions that provided additional equity

(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Unaudited) (Continued)
exposure, as the equity markets rose. These gains were offset by losses on long Treasury futures positions, as interest rates rose during the first quarter of the year, as well as a small loss on equity futures positions. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2021.
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The S&P 500® Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index includes the effects of reinvested dividends.
The ICE BofAML U.S. Broad Market Index measures the performance of U.S. dollar-denominated, investment grade debt securities, including U.S. Treasury notes and bonds, quasi-government securities, corporate securities, residential and commercial mortgage-backed securities and asset-backed securities. Securities are cap-weighted based on their amount outstanding times the market price plus accrued interest.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.
Portfolio Composition as of June 30, 2021 (1)
% of Net Assets
Common Stocks (4)	50.2
Corporate Bonds (4)	15.4
Purchased Options	10.6
U.S. Treasury Obligations	9.8
Asset-Backed / Mortgage-Backed Securities (4)	6.1
U.S. Government Agency Mortgage-Backed Securities	2.2
Exchange Traded Funds	1.9
Preferred Securities (4)	0.8
Sovereign Issues	0.7
Municipal Bonds	0.1
Money Market Funds and Other Net Assets	2.2
100.0

Top 10 Portfolio Holdings as of June 30, 2021 (1) (2) (3)
		% of Net Assets
1.	Microsoft Corp.	4.0
2.	Alphabet, Inc. Class C	3.4
3.	Amazon.com, Inc.	2.4
4.	Facebook, Inc. Class A	2.3
5.	SPDR S&P 500 ETF Trust	1.9
6.	Visa, Inc.	1.8
7.	U.S. Treasury Note 0.500%, 03/31/2025	1.7
8.	UnitedHealth Group, Inc.	1.7
9.	U.S. Treasury Note 0.375%, 03/31/2022	1.4
10.	Home Depot, Inc. / The	1.3

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks, Corporate Bonds, Preferred Securities, Asset-Backed / Mortgage Backed Securities):

% of Net Assets
Information Technology	17.8
Financials	12.0
Consumer Discretionary	9.3
Communication Services	9.1
Health Care	8.9
Consumer Staples	5.0
Industrials	4.5
Utilities	2.1
Materials	1.7
Energy	1.4
Real Estate	0.7
72.5

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio
Schedule of Investments	June 30, 2021 (Unaudited)
Common Stocks–50.2%		Shares	Value
Communication Services–7.3%
Activision Blizzard, Inc. (Entertainment)		15,640	$ 1,492,682
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a)	6,223	15,596,828
Comcast Corp. Class A (Media)		18,947	1,080,358
Electronic Arts, Inc. (Entertainment)		15,554	2,237,132
Facebook, Inc. Class A (Interactive Media & Svs.)	(a)	29,585	10,286,999
Take-Two Interactive Software, Inc. (Entertainment)	(a)	5,936	1,050,791
Verizon Communications, Inc. (Diversified Telecom. Svs.)		20,917	1,171,979
			32,916,769
Consumer Discretionary–7.3%
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a)	3,245	11,163,318
AutoZone, Inc. (Specialty Retail)	(a)	1,634	2,438,288
Burlington Stores, Inc. (Specialty Retail)	(a)	1,713	551,569
Carter's, Inc. (Textiles, Apparel & Luxury Goods)		4,960	511,723
Chegg, Inc. (Diversified Consumer Svs.)	(a)	8,855	735,939
Deckers Outdoor Corp. (Textiles, Apparel & Luxury Goods)	(a)	2,968	1,139,920
Dollar General Corp. (Multiline Retail)		1,436	310,736
Domino's Pizza, Inc. (Hotels, Restaurants & Leisure)		2,670	1,245,528
Etsy, Inc. (Internet & Direct Marketing Retail)	(a)	6,170	1,270,033
Garmin Ltd. (Household Durables)		5,960	862,054
Home Depot, Inc. / The (Specialty Retail)		18,300	5,835,687
McDonald's Corp. (Hotels, Restaurants & Leisure)		2,193	506,561
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		26,208	4,048,874
O'Reilly Automotive, Inc. (Specialty Retail)	(a)	2,964	1,678,247
Ross Stores, Inc. (Specialty Retail)		8,050	998,200
			33,296,677
Consumer Staples–3.2%
British American Tobacco PLC – ADR (Tobacco)		11,560	454,423
Coca-Cola Co. / The (Beverages)		23,098	1,249,833
Colgate-Palmolive Co. (Household Products)		5,390	438,476
Costco Wholesale Corp. (Food & Staples Retailing)		8,024	3,174,856
Koninklijke Ahold Delhaize N.V. – ADR (Food & Staples Retailing)		19,210	570,343
Monster Beverage Corp. (Beverages)	(a)	39,822	3,637,740
Philip Morris International, Inc. (Tobacco)		19,320	1,914,805
Procter & Gamble Co. / The (Household Products)		9,818	1,324,743
Walmart, Inc. (Food & Staples Retailing)		11,742	1,655,857
			14,421,076
Energy–0.2%
Royal Dutch Shell PLC Class B – ADR (Oil, Gas & Consumable Fuels)		23,527	913,553
Financials–2.5%
Bank of America Corp. (Banks)		16,730	689,778
CME Group, Inc. (Capital Markets)		7,217	1,534,912
Everest Re Group Ltd. (Insurance)		3,520	887,075
Intercontinental Exchange, Inc. (Capital Markets)		9,039	1,072,929
JPMorgan Chase & Co. (Banks)		12,155	1,890,589
MarketAxess Holdings, Inc. (Capital Markets)		661	306,433
Marsh & McLennan Cos., Inc. (Insurance)		3,740	526,143
Progressive Corp. / The (Insurance)		11,755	1,154,459
S&P Global, Inc. (Capital Markets)		3,621	1,486,239
T. Rowe Price Group, Inc. (Capital Markets)		5,836	1,155,353
U.S. Bancorp (Banks)		14,391	819,855
			11,523,765
Health Care–7.9%
ABIOMED, Inc. (Health Care Equip. & Supplies)	(a)	1,697	529,651
Align Technology, Inc. (Health Care Equip. & Supplies)	(a)	3,775	2,306,525
Anthem, Inc. (Health Care Providers & Svs.)		3,522	1,344,700
Bristol-Myers Squibb Co. (Pharmaceuticals)		7,679	513,111
Edwards Lifesciences Corp. (Health Care Equip. & Supplies)	(a)	23,899	2,475,219
Eli Lilly & Co. (Pharmaceuticals)		4,281	982,575
IDEXX Laboratories, Inc. (Health Care Equip. & Supplies)	(a)	2,430	1,534,666
Illumina, Inc. (Life Sciences Tools & Svs.)	(a)	1,570	742,940
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a)	4,230	3,890,077
Johnson & Johnson (Pharmaceuticals)		6,910	1,138,353
Medtronic PLC (Health Care Equip. & Supplies)		6,431	798,280
Merck & Co., Inc. (Pharmaceuticals)		17,094	1,329,400

(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)
Schedule of Investments	June 30, 2021 (Unaudited)
Common Stocks (Continued)		Shares	Value
Health Care (continued)
Mettler-Toledo International, Inc. (Life Sciences Tools & Svs.)	(a)	360	$ 498,722
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	872	487,047
Roche Holding AG – ADR (Pharmaceuticals)		29,110	1,367,879
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		1,440	726,437
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		19,214	7,694,054
Veeva Systems, Inc. Class A (Health Care Technology)	(a)	2,770	861,332
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	11,417	2,302,010
Zoetis, Inc. (Pharmaceuticals)		22,892	4,266,153
			35,789,131
Industrials–2.9%
Allegion PLC (Building Products)		6,210	865,053
AMETEK, Inc. (Electrical Equip.)		4,740	632,790
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)		3,230	302,554
Copart, Inc. (Commercial Svs. & Supplies)	(a)	15,612	2,058,130
Generac Holdings, Inc. (Electrical Equip.)	(a)	2,380	988,057
IDEX Corp. (Machinery)		3,130	688,756
L3Harris Technologies, Inc. (Aerospace & Defense)		5,537	1,196,823
Lennox International, Inc. (Building Products)		1,170	410,436
Lockheed Martin Corp. (Aerospace & Defense)		2,870	1,085,864
Masco Corp. (Building Products)		9,533	561,589
Regal Beloit Corp. (Electrical Equip.)		4,380	584,774
RELX PLC – ADR (Professional Svs.)		18,750	500,063
Robert Half International, Inc. (Professional Svs.)		6,800	604,996
Roper Technologies, Inc. (Industrial Conglomerates)		4,164	1,957,913
Trex Co., Inc. (Building Products)	(a)	4,873	498,069
			12,935,867
Information Technology–16.7%
Adobe, Inc. (Software)	(a)	8,717	5,105,024
Amdocs Ltd. (IT Svs.)		6,750	522,180
Amphenol Corp. Class A (Electronic Equip., Instr. & Comp.)		12,808	876,195
Apple, Inc. (Tech. Hardware, Storage & Periph.)		25,267	3,460,568
Arista Networks, Inc. (Communications Equip.)	(a)	3,029	1,097,437
ASML Holding N.V. (Semiconductors & Equip.)		2,860	1,975,802
Automatic Data Processing, Inc. (IT Svs.)		5,183	1,029,448
Booz Allen Hamilton Holding Corp. (IT Svs.)		6,780	577,520
Broadcom, Inc. (Semiconductors & Equip.)		2,170	1,034,743
CDW Corp. (Electronic Equip., Instr. & Comp.)		6,514	1,137,670
Check Point Software Technologies Ltd. (Software)	(a)	4,360	506,327
Citrix Systems, Inc. (Software)		8,848	1,037,605
Cognex Corp. (Electronic Equip., Instr. & Comp.)		7,580	637,099
EPAM Systems, Inc. (IT Svs.)	(a)	2,227	1,137,908
Fidelity National Information Services, Inc. (IT Svs.)		6,475	917,313
Fortinet, Inc. (Software)	(a)	8,294	1,975,548
Genpact Ltd. (IT Svs.)		21,640	983,105
IPG Photonics Corp. (Electronic Equip., Instr. & Comp.)	(a)	5,816	1,225,838
KLA Corp. (Semiconductors & Equip.)		2,818	913,624
Mastercard, Inc. Class A (IT Svs.)		2,928	1,068,984
Microsoft Corp. (Software)		67,029	18,158,155
Motorola Solutions, Inc. (Communications Equip.)		4,900	1,062,565
Nice Ltd. – ADR (Software)	(a)	1,650	408,309
NortonLifeLock, Inc. (Software)		44,110	1,200,674
NVIDIA Corp. (Semiconductors & Equip.)		3,626	2,901,163
Oracle Corp. (Software)		28,195	2,194,699
Paychex, Inc. (IT Svs.)		19,531	2,095,676
PayPal Holdings, Inc. (IT Svs.)	(a)	12,310	3,588,119
QUALCOMM, Inc. (Semiconductors & Equip.)		23,201	3,316,119
ServiceNow, Inc. (Software)	(a)	970	533,064
Texas Instruments, Inc. (Semiconductors & Equip.)		11,874	2,283,370
Tyler Technologies, Inc. (Software)	(a)	1,700	769,029
Visa, Inc. (IT Svs.)		34,436	8,051,826
Xilinx, Inc. (Semiconductors & Equip.)		14,713	2,128,088
			75,910,794
Materials–1.0%
Reliance Steel & Aluminum Co. (Metals & Mining)		7,282	1,098,854

(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)
Schedule of Investments	June 30, 2021 (Unaudited)
Common Stocks (Continued)	Shares	Value
Materials (continued)
Sealed Air Corp. (Containers & Packaging)	9,880	$ 585,390
Sherwin-Williams Co. / The (Chemicals)	10,760	2,931,562
		4,615,806
Real Estate–0.3%
American Campus Communities, Inc. (Equity REIT)	7,110	332,179
CubeSmart (Equity REIT)	10,440	483,581
Sun Communities, Inc. (Equity REIT)	2,780	476,492
		1,292,252
Utilities–0.9%
Alliant Energy Corp. (Electric Utilities)	12,322	687,075
Ameren Corp. (Multi-Utilities)	10,481	838,899
American Electric Power Co., Inc. (Electric Utilities)	3,530	298,603
Dominion Energy, Inc. (Multi-Utilities)	10,460	769,542
NextEra Energy, Inc. (Electric Utilities)	19,310	1,415,037
		4,009,156
Total Common Stocks (Cost $149,871,020)		$227,624,846

Corporate Bonds–15.4%		Rate	Maturity	Face Amount	Value
Communication Services–1.8%
AT&T, Inc. (Diversified Telecom. Svs.)	(b)	3.500%	09/15/2053	$ 293,000	$ 294,369
AT&T, Inc. (Diversified Telecom. Svs.)	(b)	3.550%	09/15/2055	123,000	123,413
AT&T, Inc. (Diversified Telecom. Svs.)	(b)	3.800%	12/01/2057	208,000	216,712
AT&T, Inc. (Diversified Telecom. Svs.)	(b)	3.650%	09/15/2059	33,000	33,465
Cable One, Inc. (Media)	(b)	4.000%	11/15/2030	129,000	129,484
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(b)	4.500%	08/15/2030	59,000	61,432
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(b)	4.500%	06/01/2033	209,000	213,861
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. (Media)		5.050%	03/30/2029	519,000	613,038
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. (Media)		2.800%	04/01/2031	502,000	513,200
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. (Media)		6.484%	10/23/2045	62,000	85,385
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. (Media)		5.375%	05/01/2047	49,000	60,045
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. (Media)		4.800%	03/01/2050	265,000	304,366
Comcast Corp. (Media)		3.100%	04/01/2025	80,000	86,434
Comcast Corp. (Media)		3.150%	03/01/2026	146,000	158,842
Comcast Corp. (Media)		3.300%	04/01/2027	218,000	240,262
Comcast Corp. (Media)		4.150%	10/15/2028	123,000	142,380
Comcast Corp. (Media)		2.650%	02/01/2030	113,000	118,952
Comcast Corp. (Media)		3.400%	04/01/2030	218,000	240,638
Comcast Corp. (Media)		4.250%	10/15/2030	205,000	241,108
Comcast Corp. (Media)		4.600%	10/15/2038	122,000	151,207
Comcast Corp. (Media)		3.750%	04/01/2040	87,000	98,073
Comcast Corp. (Media)		4.950%	10/15/2058	111,000	153,492
Discovery Communications LLC (Media)		5.200%	09/20/2047	75,000	93,209
Discovery Communications LLC (Media)		5.300%	05/15/2049	35,000	44,264
Discovery Communications LLC (Media)		4.650%	05/15/2050	27,000	31,596
Fox Corp. (Media)		5.576%	01/25/2049	178,000	240,280
Level 3 Financing, Inc. (Diversified Telecom. Svs.)	(b)	3.875%	11/15/2029	309,000	330,948
Lumen Technologies, Inc. (Diversified Telecom. Svs.)		5.800%	03/15/2022	102,000	104,967
Netflix, Inc. (Entertainment)		5.875%	11/15/2028	310,000	380,503
Sirius XM Radio, Inc. (Media)	(b)	4.000%	07/15/2028	223,000	229,690
Tencent Holdings Ltd. (Interactive Media & Svs.)	(b)	1.810%	01/26/2026	201,000	204,110
Tencent Holdings Ltd. (Interactive Media & Svs.)		2.390%	06/03/2030	200,000	199,255
Tencent Holdings Ltd. (Interactive Media & Svs.)	(b)	3.240%	06/03/2050	201,000	196,768
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		3.500%	04/15/2025	264,000	286,135
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		2.625%	04/15/2026	70,000	71,575
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		2.625%	02/15/2029	46,000	45,425
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		3.375%	04/15/2029	28,000	28,896
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		3.875%	04/15/2030	226,000	252,627
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		2.875%	02/15/2031	143,000	141,928
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		4.375%	04/15/2040	78,000	91,439
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		4.500%	04/15/2050	91,000	108,357
Verizon Communications, Inc. (Diversified Telecom. Svs.)		3.150%	03/22/2030	108,000	116,615

(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)
Schedule of Investments	June 30, 2021 (Unaudited)
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Communication Services (continued)
Verizon Communications, Inc. (Diversified Telecom. Svs.)		4.522%	09/15/2048	$ 69,000	$ 85,357
Verizon Communications, Inc. (Diversified Telecom. Svs.)		4.000%	03/22/2050	77,000	88,428
Weibo Corp. (Interactive Media & Svs.)		3.375%	07/08/2030	527,000	550,093
					8,202,623
Consumer Discretionary–1.9%
1011778 B.C. ULC / New Red Finance, Inc. (Hotels, Restaurants & Leisure)	(b)	3.500%	02/15/2029	270,000	266,625
Advance Auto Parts, Inc. (Specialty Retail)		3.900%	04/15/2030	344,000	383,383
Alibaba Group Holding Ltd. (Internet & Direct Marketing Retail)		2.125%	02/09/2031	459,000	451,206
AutoZone, Inc. (Specialty Retail)		3.750%	04/18/2029	303,000	337,691
Booking Holdings, Inc. (Hotels, Restaurants & Leisure)		4.625%	04/13/2030	404,000	482,083
Dollar General Corp. (Multiline Retail)		3.500%	04/03/2030	187,000	205,433
General Motors Co. (Automobiles)		6.125%	10/01/2025	79,000	93,520
General Motors Co. (Automobiles)		4.200%	10/01/2027	94,000	104,813
General Motors Co. (Automobiles)		6.800%	10/01/2027	107,000	134,774
General Motors Co. (Automobiles)		5.000%	10/01/2028	269,000	315,382
General Motors Co. (Automobiles)		5.400%	04/01/2048	90,000	114,636
Hasbro, Inc. (Leisure Products)		3.900%	11/19/2029	519,000	577,066
InRetail Consumer (Multiline Retail)	(b)	3.250%	03/22/2028	229,000	226,053
Las Vegas Sands Corp. (Hotels, Restaurants & Leisure)		3.900%	08/08/2029	354,000	376,873
Levi Strauss & Co. (Textiles, Apparel & Luxury Goods)	(b)	3.500%	03/01/2031	153,000	152,113
Marriott International, Inc. (Hotels, Restaurants & Leisure)		5.750%	05/01/2025	361,000	416,702
Mattel, Inc. (Leisure Products)	(b)	3.375%	04/01/2026	128,000	132,800
Mattel, Inc. (Leisure Products)	(b)	3.750%	04/01/2029	127,000	132,080
McDonald's Corp. (Hotels, Restaurants & Leisure)		3.500%	07/01/2027	272,000	301,412
McDonald's Corp. (Hotels, Restaurants & Leisure)		2.625%	09/01/2029	294,000	308,886
McDonald's Corp. (Hotels, Restaurants & Leisure)		3.625%	09/01/2049	90,000	99,732
MDC Holdings, Inc. (Household Durables)		6.000%	01/15/2043	150,000	193,305
Newell Brands, Inc. (Household Durables)		4.875%	06/01/2025	27,000	29,869
Newell Brands, Inc. (Household Durables)		4.700%	04/01/2026	113,000	126,009
NIKE, Inc. (Textiles, Apparel & Luxury Goods)		2.400%	03/27/2025	98,000	103,677
NIKE, Inc. (Textiles, Apparel & Luxury Goods)		2.750%	03/27/2027	152,000	163,827
Nissan Motor Co. Ltd. (Automobiles)	(b)	4.345%	09/17/2027	430,000	472,671
O'Reilly Automotive, Inc. (Specialty Retail)		3.600%	09/01/2027	6,000	6,716
O'Reilly Automotive, Inc. (Specialty Retail)		4.350%	06/01/2028	47,000	54,376
O'Reilly Automotive, Inc. (Specialty Retail)		3.900%	06/01/2029	232,000	261,960
Prosus N.V. (Internet & Direct Marketing Retail)	(b)	3.680%	01/21/2030	216,000	230,668
Ross Stores, Inc. (Specialty Retail)		4.700%	04/15/2027	280,000	323,639
Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)	(b)	10.875%	06/01/2023	136,000	154,870
Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)	(b)	11.500%	06/01/2025	240,000	276,600
Starbucks Corp. (Hotels, Restaurants & Leisure)		4.450%	08/15/2049	180,000	223,266
Wynn Macau Ltd. (Hotels, Restaurants & Leisure)	(b)	5.625%	08/26/2028	292,000	304,410
					8,539,126
Consumer Staples–1.8%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC (Food & Staples Retailing)	(b)	3.500%	03/15/2029	156,000	154,245
Alimentation Couche-Tard, Inc. (Food & Staples Retailing)	(b)	2.950%	01/25/2030	77,000	79,895
Altria Group, Inc. (Tobacco)		4.800%	02/14/2029	106,000	122,894
Altria Group, Inc. (Tobacco)		3.400%	05/06/2030	280,000	295,304
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. (Beverages)		4.900%	02/01/2046	268,000	339,221
Anheuser-Busch InBev Worldwide, Inc. (Beverages)		3.500%	06/01/2030	570,000	634,060
Anheuser-Busch InBev Worldwide, Inc. (Beverages)		4.350%	06/01/2040	190,000	226,146
Anheuser-Busch InBev Worldwide, Inc. (Beverages)		4.500%	06/01/2050	192,000	233,662
Anheuser-Busch InBev Worldwide, Inc. (Beverages)		4.750%	04/15/2058	162,000	203,121
B.A.T. Capital Corp. (Tobacco)		4.700%	04/02/2027	180,000	203,400
B.A.T. Capital Corp. (Tobacco)		2.259%	03/25/2028	435,000	431,737
Campbell Soup Co. (Food Products)		3.950%	03/15/2025	113,000	124,636
Cargill, Inc. (Food Products)	(b)	1.375%	07/23/2023	77,000	78,427
Cargill, Inc. (Food Products)	(b)	2.125%	04/23/2030	113,000	114,432
Cencosud SA (Food & Staples Retailing)		5.150%	02/12/2025	276,000	304,980
Coca-Cola Co. / The (Beverages)		3.375%	03/25/2027	263,000	292,949
Coca-Cola Co. / The (Beverages)		3.450%	03/25/2030	182,000	204,945
Coca-Cola Co. / The (Beverages)		4.200%	03/25/2050	197,000	247,786
Estee Lauder Cos., Inc. / The (Personal Products)		2.600%	04/15/2030	412,000	434,921
Fomento Economico Mexicano S.A.B de C.V. (Beverages)		3.500%	01/16/2050	182,000	191,420
J.M. Smucker Co. / The (Food Products)		2.375%	03/15/2030	165,000	168,083
JBS U.S.A. LUX SA / JBS U.S.A. Finance, Inc. (Food Products)	(b)	6.750%	02/15/2028	76,000	83,505
Kimberly-Clark de Mexico S.A.B de C.V. (Household Products)	(b)	2.431%	07/01/2031	274,000	271,285
Mars, Inc. (Food Products)	(b)	2.700%	04/01/2025	113,000	119,985

(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)
Schedule of Investments	June 30, 2021 (Unaudited)
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Consumer Staples (continued)
Mars, Inc. (Food Products)	(b)	3.200%	04/01/2030	$ 28,000	$ 30,641
Mondelez International Holdings Netherlands BV (Food Products)	(b)	2.250%	09/19/2024	249,000	260,052
Mondelez International, Inc. (Food Products)		2.750%	04/13/2030	41,000	43,187
Natura Cosmeticos SA (Personal Products)	(b)	4.125%	05/03/2028	230,000	235,750
PepsiCo, Inc. (Beverages)		2.250%	03/19/2025	187,000	196,519
PepsiCo, Inc. (Beverages)		2.625%	03/19/2027	58,000	62,283
PepsiCo, Inc. (Beverages)		3.625%	03/19/2050	155,000	181,471
PepsiCo, Inc. (Beverages)		3.875%	03/19/2060	47,000	57,848
Procter & Gamble Co. / The (Household Products)		2.800%	03/25/2027	119,000	128,989
Procter & Gamble Co. / The (Household Products)		3.000%	03/25/2030	68,000	75,026
Sysco Corp. (Food & Staples Retailing)		5.650%	04/01/2025	217,000	251,386
Sysco Corp. (Food & Staples Retailing)		2.400%	02/15/2030	72,000	73,109
Sysco Corp. (Food & Staples Retailing)		5.950%	04/01/2030	314,000	402,724
Sysco Corp. (Food & Staples Retailing)		6.600%	04/01/2050	302,000	469,116
					8,029,140
Energy–1.2%
BP Capital Markets America, Inc. (Oil, Gas & Consumable Fuels)		2.939%	06/04/2051	479,000	458,583
Cenovus Energy, Inc. (Oil, Gas & Consumable Fuels)		5.375%	07/15/2025	35,000	40,041
Cenovus Energy, Inc. (Oil, Gas & Consumable Fuels)		4.400%	04/15/2029	164,000	185,460
Cheniere Corpus Christi Holdings LLC (Oil, Gas & Consumable Fuels)		3.700%	11/15/2029	557,000	608,401
Chevron U.S.A., Inc. (Oil, Gas & Consumable Fuels)		5.250%	11/15/2043	227,000	308,568
Devon Energy Corp. (Oil, Gas & Consumable Fuels)	(b)	4.500%	01/15/2030	287,000	315,527
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		5.600%	07/15/2041	195,000	241,112
Enbridge Energy Partners LP (Oil, Gas & Consumable Fuels)		7.375%	10/15/2045	263,000	412,654
Energy Transfer LP (Oil, Gas & Consumable Fuels)		5.875%	01/15/2024	127,000	140,729
Energy Transfer LP (Oil, Gas & Consumable Fuels)		6.250%	04/15/2049	196,000	257,200
Hess Corp. (Oil, Gas & Consumable Fuels)		4.300%	04/01/2027	258,000	287,145
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)		4.300%	03/01/2028	69,000	78,760
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)		6.500%	03/01/2041	67,000	92,993
ONEOK, Inc. (Oil, Gas & Consumable Fuels)		6.350%	01/15/2031	127,000	164,232
ONEOK, Inc. (Oil, Gas & Consumable Fuels)		5.200%	07/15/2048	25,000	30,634
Plains All American Pipeline LP (Oil, Gas & Consumable Fuels)		4.650%	10/15/2025	241,000	269,627
Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)		6.800%	05/15/2038	223,000	320,132
Tengizchevroil Finance Co. International Ltd. (Oil, Gas & Consumable Fuels)	(b)	3.250%	08/15/2030	205,000	208,710
TransCanada PipeLines Ltd. (Oil, Gas & Consumable Fuels)		4.100%	04/15/2030	413,000	474,599
TransCanada PipeLines Ltd. (Oil, Gas & Consumable Fuels)		6.100%	06/01/2040	235,000	322,491
					5,217,598
Financials–2.8%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Diversified Financial Svs.)		6.500%	07/15/2025	271,000	317,859
Alleghany Corp. (Insurance)		3.625%	05/15/2030	291,000	321,030
Aviation Capital Group LLC (Diversified Financial Svs.)	(b)	2.875%	01/20/2022	25,000	25,254
Aviation Capital Group LLC (Diversified Financial Svs.)	(b)	3.875%	05/01/2023	122,000	127,821
Aviation Capital Group LLC (Diversified Financial Svs.)	(b)	4.375%	01/30/2024	50,000	53,626
Aviation Capital Group LLC (Diversified Financial Svs.)	(b)	5.500%	12/15/2024	148,000	167,289
Aviation Capital Group LLC (Diversified Financial Svs.)	(b)	4.125%	08/01/2025	3,000	3,240
Aviation Capital Group LLC (Diversified Financial Svs.)	(b)	4.875%	10/01/2025	57,000	63,291
Aviation Capital Group LLC (Diversified Financial Svs.)	(b)	1.950%	01/30/2026	167,000	167,045
Aviation Capital Group LLC (Diversified Financial Svs.)	(b)	3.500%	11/01/2027	50,000	52,534
Banco de Credito del Peru (Rate is fixed until 07/01/2025, at which point, the rate becomes H15T5Y + 300) (Banks)	(b)(c)	3.125%	07/01/2030	244,000	242,695
Bank of America Corp. (Rate is fixed until 04/24/2027, at which point, the rate becomes QL + 151) (Banks)	(c)	3.705%	04/24/2028	501,000	553,997
Bank of America Corp. (Rate is fixed until 03/05/2028, at which point, the rate becomes QL + 107) (Banks)	(c)	3.970%	03/05/2029	177,000	199,523
Bank of America Corp. (Rate is fixed until 04/29/2030, at which point, the rate becomes SOFR + 215) (Banks)	(c)	2.592%	04/29/2031	678,000	698,975
BNP Paribas SA (Rate is fixed until 11/19/2024, at which point, the rate becomes QL + 111) (Banks)	(b)(c)	2.819%	11/19/2025	306,000	321,955
BNP Paribas SA (Rate is fixed until 01/13/2030, at which point, the rate becomes SOFR + 151) (Banks)	(b)(c)	3.052%	01/13/2031	333,000	351,085
Charles Schwab Corp. / The (Capital Markets)		4.625%	03/22/2030	299,000	363,833
Citigroup, Inc. (Rate is fixed until 01/10/2027, at which point, the rate becomes QL + 156) (Banks)	(c)	3.887%	01/10/2028	570,000	634,379
Citigroup, Inc. (Rate is fixed until 04/23/2028, at which point, the rate becomes QL + 119) (Banks)	(c)	4.075%	04/23/2029	212,000	240,439
Citigroup, Inc. (Rate is fixed until 03/20/2029, at which point, the rate becomes QL + 134) (Banks)	(c)	3.980%	03/20/2030	145,000	164,234
Citigroup, Inc. (Rate is fixed until 03/31/2030, at which point, the rate becomes SOFR + 391) (Banks)	(c)	4.412%	03/31/2031	380,000	443,714
Citizens Financial Group, Inc. (Banks)		2.638%	09/30/2032	114,000	114,002
Credit Suisse Group AG (Rate is fixed until 05/14/2031, at which point, the rate becomes SOFR + 173) (Capital Markets)	(b)(c)	3.091%	05/14/2032	280,000	288,471
GE Capital Funding LLC (Diversified Financial Svs.)		4.400%	05/15/2030	401,000	467,298

(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)
Schedule of Investments	June 30, 2021 (Unaudited)
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Financials (continued)
General Motors Financial Co., Inc. (Consumer Finance)		4.350%	04/09/2025	$ 177,000	$ 195,584
General Motors Financial Co., Inc. (Consumer Finance)		4.300%	07/13/2025	54,000	59,677
General Motors Financial Co., Inc. (Consumer Finance)		4.350%	01/17/2027	99,000	111,305
Goldman Sachs Group, Inc. / The (Rate is fixed until 04/22/2031, at which point, the rate becomes SOFR + 128) (Capital Markets)	(c)	2.615%	04/22/2032	306,000	312,600
Harley-Davidson Financial Services, Inc. (Consumer Finance)	(b)	3.350%	06/08/2025	406,000	434,276
HSBC Holdings PLC (Rate is fixed until 03/30/2025, at which point, the rate becomes USISDA05 + 437) (Banks)	(c)	6.375%	Perpetual	212,000	236,338
ING Groep N.V. (Rate is fixed until 04/01/2031, at which point, the rate becomes SOFR + 132) (Banks)	(c)	2.727%	04/01/2032	456,000	468,960
JPMorgan Chase & Co. (Rate is fixed until 12/05/2028, at which point, the rate becomes QL + 133) (Banks)	(c)	4.452%	12/05/2029	460,000	537,904
JPMorgan Chase & Co. (Rate is fixed until 10/15/2029, at which point, the rate becomes SOFR + 151) (Banks)	(c)	2.739%	10/15/2030	218,000	228,160
JPMorgan Chase & Co. (Rate is fixed until 03/24/2030, at which point, the rate becomes SOFR + 379) (Banks)	(c)	4.493%	03/24/2031	171,000	202,511
JPMorgan Chase & Co. (Rate is fixed until 04/22/2031, at which point, the rate becomes SOFR + 125) (Banks)	(c)	2.580%	04/22/2032	458,000	470,064
Morgan Stanley (Capital Markets)		3.950%	04/23/2027	396,000	442,478
Morgan Stanley (Rate is fixed until 01/23/2029, at which point, the rate becomes QL + 163) (Capital Markets)	(c)	4.431%	01/23/2030	408,000	477,723
SLM Corp. (Consumer Finance)		4.200%	10/29/2025	233,000	250,475
Swiss ReFinance Luxembourg S.A. (Consumer Finance)		5.000%	04/02/2049	200,000	227,450
UniCredit SpA (Rate is fixed until 06/03/2031, at which point, the rate becomes H15T1Y + 155) (Banks)	(b)(c)	3.127%	06/03/2032	200,000	200,440
Wells Fargo & Co. (Rate is fixed until 02/11/2025, at which point, the rate becomes QL + 75) (Banks)	(c)	2.164%	02/11/2026	651,000	675,683
Wells Fargo & Co. (Rate is fixed until 10/30/2029, at which point, the rate becomes SOFR + 143) (Banks)	(c)	2.879%	10/30/2030	298,000	315,572
Wells Fargo & Co. (Rate is fixed until 04/04/2030, at which point, the rate becomes SOFR + 403) (Banks)	(c)	4.478%	04/04/2031	545,000	644,182
					12,874,971
Health Care–1.0%
AbbVie, Inc. (Biotechnology)		3.450%	03/15/2022	292,000	296,924
AbbVie, Inc. (Biotechnology)		3.250%	10/01/2022	175,000	179,927
AbbVie, Inc. (Biotechnology)		2.800%	03/15/2023	14,000	14,464
AbbVie, Inc. (Biotechnology)		2.600%	11/21/2024	165,000	173,984
AbbVie, Inc. (Biotechnology)		3.800%	03/15/2025	210,000	229,708
Baxter International, Inc. (Health Care Equip. & Supplies)		3.950%	04/01/2030	238,000	273,943
Boston Scientific Corp. (Health Care Equip. & Supplies)		3.750%	03/01/2026	137,000	151,903
Boston Scientific Corp. (Health Care Equip. & Supplies)		4.000%	03/01/2029	71,000	80,751
Bristol-Myers Squibb Co. (Pharmaceuticals)		3.400%	07/26/2029	125,000	140,086
Centene Corp. (Health Care Providers & Svs.)	(b)	5.375%	06/01/2026	371,000	387,695
Centene Corp. (Health Care Providers & Svs.)		4.250%	12/15/2027	326,000	343,523
Centene Corp. (Health Care Providers & Svs.)		4.625%	12/15/2029	376,000	413,514
Centene Corp. (Health Care Providers & Svs.)		3.375%	02/15/2030	212,000	221,608
Cigna Corp. (Health Care Providers & Svs.)		2.400%	03/15/2030	114,000	116,300
Cigna Corp. (Health Care Providers & Svs.)		3.200%	03/15/2040	52,000	53,973
Cigna Corp. (Health Care Providers & Svs.)		3.400%	03/15/2050	78,000	81,172
CVS Health Corp. (Health Care Providers & Svs.)		3.000%	08/15/2026	33,000	35,593
CVS Health Corp. (Health Care Providers & Svs.)		4.300%	03/25/2028	103,000	118,337
CVS Health Corp. (Health Care Providers & Svs.)		4.125%	04/01/2040	141,000	163,565
DH Europe Finance II SARL (Health Care Equip. & Supplies)		2.200%	11/15/2024	129,000	134,587
DH Europe Finance II SARL (Health Care Equip. & Supplies)		2.600%	11/15/2029	71,000	74,231
DH Europe Finance II SARL (Health Care Equip. & Supplies)		3.400%	11/15/2049	91,000	100,048
Jazz Securities DAC (Pharmaceuticals)	(b)	4.375%	01/15/2029	230,000	238,464
Pfizer, Inc. (Pharmaceuticals)		2.625%	04/01/2030	80,000	85,198
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		4.497%	03/25/2030	372,000	442,947
					4,552,445
Industrials–1.5%
Air Lease Corp. (Trading Companies & Distributors)		2.875%	01/15/2026	57,000	59,886
Air Lease Corp. (Trading Companies & Distributors)		3.625%	04/01/2027	15,000	16,104
Aircastle Ltd. (Trading Companies & Distributors)		5.000%	04/01/2023	13,000	13,906
Aircastle Ltd. (Trading Companies & Distributors)		4.400%	09/25/2023	145,000	155,220
Aircastle Ltd. (Trading Companies & Distributors)		4.125%	05/01/2024	58,000	61,842
Aircastle Ltd. (Trading Companies & Distributors)	(b)	5.250%	08/11/2025	149,000	167,363
Aircastle Ltd. (Trading Companies & Distributors)		4.250%	06/15/2026	21,000	22,804
Aircastle Ltd. (Trading Companies & Distributors)	(b)	2.850%	01/26/2028	332,000	333,641
Allison Transmission, Inc. (Machinery)	(b)	3.750%	01/30/2031	232,000	228,026

(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)
Schedule of Investments	June 30, 2021 (Unaudited)
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Industrials (continued)
BAE Systems PLC (Aerospace & Defense)	(b)	3.400%	04/15/2030	$ 200,000	$ 217,381
Carrier Global Corp. (Building Products)		2.242%	02/15/2025	145,000	150,767
Carrier Global Corp. (Building Products)		2.493%	02/15/2027	116,000	121,410
CITIC Ltd. (Industrial Conglomerates)		2.850%	02/25/2030	230,000	234,105
Delta Air Lines, Inc. / SkyMiles IP Ltd. (Airlines)	(b)	4.500%	10/20/2025	134,058	144,062
Delta Air Lines, Inc. / SkyMiles IP Ltd. (Airlines)	(b)	4.750%	10/20/2028	156,000	173,434
Embraer Netherlands Finance B.V. (Aerospace & Defense)	(b)	6.950%	01/17/2028	212,000	242,475
Equifax, Inc. (Professional Svs.)		2.600%	12/01/2024	423,000	445,138
Equifax, Inc. (Professional Svs.)		2.600%	12/15/2025	147,000	154,706
Equifax, Inc. (Professional Svs.)		3.100%	05/15/2030	240,000	257,731
General Dynamics Corp. (Aerospace & Defense)		3.625%	04/01/2030	241,000	272,245
General Dynamics Corp. (Aerospace & Defense)		4.250%	04/01/2040	167,000	204,359
General Electric Co. (Industrial Conglomerates)		3.450%	05/01/2027	105,000	115,423
General Electric Co. (Industrial Conglomerates)		6.750%	03/15/2032	129,000	178,812
GFL Environmental, Inc. (Commercial Svs. & Supplies)	(b)	3.500%	09/01/2028	234,000	233,415
Huntington Ingalls Industries, Inc. (Aerospace & Defense)		3.844%	05/01/2025	205,000	223,393
Huntington Ingalls Industries, Inc. (Aerospace & Defense)		4.200%	05/01/2030	366,000	418,013
IHS Markit Ltd. (Professional Svs.)		4.750%	08/01/2028	16,000	18,866
IHS Markit Ltd. (Professional Svs.)		4.250%	05/01/2029	66,000	76,375
Northrop Grumman Corp. (Aerospace & Defense)		4.400%	05/01/2030	205,000	242,444
Northrop Grumman Corp. (Aerospace & Defense)		5.150%	05/01/2040	90,000	118,102
Northrop Grumman Corp. (Aerospace & Defense)		5.250%	05/01/2050	115,000	161,514
United Parcel Service, Inc. (Air Freight & Logistics)		3.900%	04/01/2025	173,000	191,428
United Parcel Service, Inc. (Air Freight & Logistics)		4.450%	04/01/2030	151,000	182,756
Verisk Analytics, Inc. (Professional Svs.)		5.500%	06/15/2045	101,000	135,754
Westinghouse Air Brake Technologies Corp. (Machinery)		4.400%	03/15/2024	189,000	204,779
Westinghouse Air Brake Technologies Corp. (Machinery)		3.200%	06/15/2025	45,000	47,858
Westinghouse Air Brake Technologies Corp. (Machinery)		3.450%	11/15/2026	66,000	70,836
Westinghouse Air Brake Technologies Corp. (Machinery)		4.950%	09/15/2028	606,000	702,952
					6,999,325
Information Technology–1.1%
Broadcom Corp. / Broadcom Cayman Finance Ltd. (Semiconductors & Equip.)		3.500%	01/15/2028	47,000	51,562
Broadcom, Inc. (Semiconductors & Equip.)		4.110%	09/15/2028	44,000	49,497
Broadcom, Inc. (Semiconductors & Equip.)		5.000%	04/15/2030	80,000	94,382
Broadcom, Inc. (Semiconductors & Equip.)		4.150%	11/15/2030	539,000	604,443
Global Payments, Inc. (IT Svs.)		4.800%	04/01/2026	185,000	211,512
Global Payments, Inc. (IT Svs.)		3.200%	08/15/2029	75,000	80,277
Infor, Inc. (Software)	(b)	1.750%	07/15/2025	106,000	108,147
Lam Research Corp. (Semiconductors & Equip.)		4.000%	03/15/2029	51,000	59,176
Mastercard, Inc. (IT Svs.)		3.350%	03/26/2030	324,000	364,361
Micron Technology, Inc. (Semiconductors & Equip.)		2.497%	04/24/2023	366,000	378,305
Micron Technology, Inc. (Semiconductors & Equip.)		4.185%	02/15/2027	391,000	441,040
Oracle Corp. (Software)		2.875%	03/25/2031	225,000	234,018
Oracle Corp. (Software)		3.950%	03/25/2051	265,000	289,244
PayPal Holdings, Inc. (IT Svs.)		2.850%	10/01/2029	240,000	258,831
SK Hynix, Inc. (Semiconductors & Equip.)	(b)	2.375%	01/19/2031	304,000	296,014
VeriSign, Inc. (IT Svs.)		2.700%	06/15/2031	128,000	130,039
Visa, Inc. (IT Svs.)		1.900%	04/15/2027	452,000	466,717
Visa, Inc. (IT Svs.)		2.050%	04/15/2030	220,000	226,050
VMware, Inc. (Software)		4.500%	05/15/2025	261,000	291,486
VMware, Inc. (Software)		4.650%	05/15/2027	293,000	336,269
					4,971,370
Materials–0.7%
Alpek S.A.B de C.V. (Chemicals)	(b)	3.250%	02/25/2031	383,000	387,600
Ardagh Metal Packaging Finance U.S.A. LLC / Ardagh Metal Packaging Finance PLC (Containers & Packaging)	(b)	3.250%	09/01/2028	308,000	307,108
Avery Dennison Corp. (Containers & Packaging)		2.650%	04/30/2030	299,000	307,117
Axalta Coating Systems LLC (Chemicals)	(b)	3.375%	02/15/2029	220,000	215,050
Cemex S.A.B de C.V. (Construction Materials)	(b)	3.875%	07/11/2031	380,000	386,270
CSN Resources SA (Metals & Mining)	(b)	4.625%	06/10/2031	232,000	236,870
Ecolab, Inc. (Chemicals)		4.800%	03/24/2030	135,000	165,156
Georgia-Pacific LLC (Paper & Forest Products)	(b)	3.163%	11/15/2021	99,000	99,581
Indonesia Asahan Aluminium Persero PT (Metals & Mining)	(b)	4.750%	05/15/2025	240,000	264,583
Industrias Penoles S.A.B de C.V. (Metals & Mining)	(b)	4.750%	08/06/2050	280,000	301,350
Ingevity Corp. (Chemicals)	(b)	3.875%	11/01/2028	188,000	186,590

(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)
Schedule of Investments	June 30, 2021 (Unaudited)
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Materials (continued)
Suzano Austria GmbH (Paper & Forest Products)		3.750%	01/15/2031	$ 56,000	$ 58,730
Volcan Cia Minera S.A.A. (Metals & Mining)	(b)	4.375%	02/11/2026	65,000	64,350
					2,980,355
Real Estate–0.4%
Alexandria Real Estate Equities, Inc. (Equity REIT)		4.900%	12/15/2030	275,000	335,019
Camden Property Trust (Equity REIT)		2.800%	05/15/2030	342,000	362,406
Crown Castle International Corp. (Equity REIT)		3.650%	09/01/2027	133,000	146,645
Crown Castle International Corp. (Equity REIT)		4.300%	02/15/2029	154,000	177,114
Crown Castle International Corp. (Equity REIT)		3.100%	11/15/2029	279,000	296,008
Crown Castle International Corp. (Equity REIT)		3.300%	07/01/2030	67,000	71,777
Equinix, Inc. (Equity REIT)		2.625%	11/18/2024	123,000	129,418
Equinix, Inc. (Equity REIT)		2.900%	11/18/2026	104,000	111,247
Equinix, Inc. (Equity REIT)		3.200%	11/18/2029	233,000	249,917
Vornado Realty LP (Equity REIT)		3.400%	06/01/2031	154,000	159,226
					2,038,777
Utilities–1.2%
AEP Transmission Co. LLC (Electric Utilities)		3.650%	04/01/2050	162,000	183,221
AES Panama Generation Holdings SRL (Electric Utilities)	(b)	4.375%	05/31/2030	285,000	297,869
Ameren Corp. (Multi-Utilities)		3.500%	01/15/2031	669,000	732,509
American Water Capital Corp. (Water Utilities)		2.800%	05/01/2030	211,000	223,327
American Water Capital Corp. (Water Utilities)		3.450%	05/01/2050	252,000	272,294
Berkshire Hathaway Energy Co. (Multi-Utilities)		3.700%	07/15/2030	265,000	300,379
Berkshire Hathaway Energy Co. (Multi-Utilities)		4.250%	10/15/2050	278,000	338,402
Chile Electricity PEC SpA (Electric Utilities)	(b)		01/25/2028	460,000	374,325
Dominion Energy, Inc. (Multi-Utilities)		3.375%	04/01/2030	340,000	370,230
NRG Energy, Inc. (Electric Utilities)	(b)	3.750%	06/15/2024	308,000	328,089
NRG Energy, Inc. (Electric Utilities)		7.250%	05/15/2026	273,000	282,993
NRG Energy, Inc. (Electric Utilities)		6.625%	01/15/2027	274,000	283,650
Oncor Electric Delivery Co. LLC (Electric Utilities)		3.700%	11/15/2028	194,000	219,374
Oncor Electric Delivery Co. LLC (Electric Utilities)		3.800%	06/01/2049	257,000	305,401
Southern Co. / The (Electric Utilities)		3.700%	04/30/2030	508,000	560,195
Vistra Operations Co. LLC (Ind. Power & Renewable Elec.)	(b)	4.375%	05/01/2029	231,000	232,155
					5,304,413
Total Corporate Bonds (Cost $64,663,512)					$ 69,710,143

Purchased Options–10.6%	Notional Amount	Expiration	Exercise Price	Contracts (d)	Value
S&P 500 Index Call Option	$ 4,297,500	December 2022	$2,950	10	$ 1,371,900
S&P 500 Index Call Option	9,884,250	December 2022	3,000	23	3,044,441
S&P 500 Index Call Option	11,173,500	December 2022	3,050	26	3,340,220
S&P 500 Index Call Option	15,041,250	December 2022	3,100	35	4,345,250
S&P 500 Index Call Option	10,743,750	December 2022	3,200	25	2,890,750
S&P 500 Index Call Option	9,454,500	December 2022	3,250	22	2,451,020
S&P 500 Index Call Option	17,190,000	December 2022	3,300	40	4,289,600
S&P 500 Index Call Option	2,148,750	December 2022	3,350	5	513,805
S&P 500 Index Call Option	3,008,250	December 2022	3,400	7	693,140
S&P 500 Index Call Option	8,595,000	December 2022	3,450	20	1,899,200
S&P 500 Index Call Option	12,892,500	December 2022	3,500	30	2,720,670
S&P 500 Index Call Option	2,148,750	December 2022	3,600	5	415,300
S&P 500 Index Call Option	2,148,750	December 2022	3,650	5	395,850
S&P 500 Index Call Option	2,148,750	December 2022	4,000	5	265,800
S&P 500 Index Call Option	8,595,000	December 2023	3,700	20	1,621,200
S&P 500 Index Call Option	6,446,250	December 2023	3,800	15	1,113,000
S&P 500 Index Call Option	19,338,750	December 2023	4,000	45	2,751,300
S&P 500 Index Call Option	3,008,250	December 2023	4,100	7	384,790
S&P 500 Index Call Option	16,760,250	December 2023	4,200	39	1,985,997
S&P 500 Index Call Option	4,297,500	December 2023	4,250	10	462,000
S&P 500 Index Call Option	9,024,750	December 2023	4,300	21	911,820
S&P 500 Index Put Option	2,148,750	December 2022	2,800	5	34,550
S&P 500 Index Put Option	4,297,500	December 2022	2,950	10	84,800
S&P 500 Index Put Option	9,884,250	December 2022	3,000	23	212,405
S&P 500 Index Put Option	11,173,500	December 2022	3,050	26	252,460
S&P 500 Index Put Option	15,041,250	December 2022	3,100	35	368,795
S&P 500 Index Put Option	10,743,750	December 2022	3,200	25	294,500
S&P 500 Index Put Option	9,454,500	December 2022	3,250	22	275,440
S&P 500 Index Put Option	17,190,000	December 2022	3,300	40	532,400
S&P 500 Index Put Option	6,446,250	December 2022	3,350	15	216,750

(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)
Schedule of Investments	June 30, 2021 (Unaudited)
Purchased Options (Continued)	Notional Amount	Expiration	Exercise Price	Contracts (d)	Value
S&P 500 Index Put Option	$11,603,250	December 2022	$3,400	27	$ 405,270
S&P 500 Index Put Option	8,595,000	December 2022	3,450	20	322,000
S&P 500 Index Put Option	12,892,500	December 2022	3,500	30	513,000
S&P 500 Index Put Option	2,148,750	December 2022	3,600	5	94,450
S&P 500 Index Put Option	2,148,750	December 2022	3,650	5	99,800
S&P 500 Index Put Option	2,148,750	December 2022	4,000	5	146,425
S&P 500 Index Put Option	6,446,250	December 2023	3,700	15	475,800
S&P 500 Index Put Option	6,446,250	December 2023	3,800	15	491,100
S&P 500 Index Put Option	19,338,750	December 2023	4,000	45	1,756,350
S&P 500 Index Put Option	3,008,250	December 2023	4,100	7	297,290
S&P 500 Index Put Option	16,760,250	December 2023	4,200	39	1,801,800
S&P 500 Index Put Option	4,297,500	December 2023	4,250	10	482,000
S&P 500 Index Put Option	9,024,750	December 2023	4,300	21	1,056,930
Total Purchased Options (Cost $39,693,182)					$ 48,081,368

U.S. Treasury Obligations–9.8%		Rate	Maturity	Face Amount	Value
U.S. Treasury Bill		0.000%	08/03/2021	$ 960,500	$ 960,459
U.S. Treasury Bill		0.000%	09/07/2021	635,000	634,942
U.S. Treasury Bill		0.000%	09/14/2021	800,000	799,925
U.S. Treasury Bill		0.000%	09/21/2021	1,430,000	1,429,844
U.S. Treasury Bill		0.000%	09/30/2021	315,000	314,958
U.S. Treasury Bill		0.000%	10/21/2021	3,150,000	3,149,534
U.S. Treasury Bill		0.000%	10/28/2021	1,820,000	1,819,669
U.S. Treasury Bill		0.000%	11/26/2021	1,430,000	1,429,718
U.S. Treasury Note		0.375%	03/31/2022	6,284,600	6,298,348
U.S. Treasury Note		1.500%	09/15/2022	626,000	636,295
U.S. Treasury Note		0.125%	02/28/2023	836,200	835,155
U.S. Treasury Note	(e)	2.250%	11/15/2024	1,865,000	1,971,509
U.S. Treasury Note	(e)	0.500%	03/31/2025	7,834,500	7,795,634
U.S. Treasury Note		0.375%	01/31/2026	1,328,400	1,301,780
U.S. Treasury Note		1.625%	05/15/2026	5,256,600	5,448,589
U.S. Treasury Note		2.750%	08/15/2042	2,036,600	2,294,914
U.S. Treasury Note		2.250%	08/15/2049	1,246,800	1,291,607
U.S. Treasury Note		2.375%	11/15/2049	338,600	360,556
U.S. Treasury Note		1.250%	05/15/2050	755,000	616,475
U.S. Treasury Note		1.375%	08/15/2050	1,679,400	1,415,747
U.S. Treasury Note		1.625%	11/15/2050	240,000	215,550
U.S. Treasury Note		1.875%	02/15/2051	3,311,300	3,160,222
U.S. Treasury Note		2.375%	05/15/2051	338,200	361,081
Total U.S. Treasury Obligations (Cost $44,734,112)					$ 44,542,511

Asset-Backed / Mortgage-Backed Securities–6.1%		Rate	Maturity	Face Amount	Value
Consumer Discretionary–0.1%
Domino's Pizza Master Issuer LLC 2021-1A A2I	(b)	2.662%	04/25/2051	$ 176,000	$ 182,105
Great Wolf Trust 2019-WOLF A	(b)	ML + 103	12/15/2036	64,000	64,040
Great Wolf Trust 2019-WOLF C	(b)	ML + 163	12/15/2036	79,000	78,999
Hardee's Funding LLC 2018-1A A23	(b)	5.710%	06/20/2048	129,953	145,785
Hardee's Funding LLC 2020-1A A2	(b)	3.981%	12/20/2050	134,366	142,189
					613,118
Financials–6.0%
AB Issuer LLC 2021-1 A2	(b)	3.734%	07/30/2051	320,000	320,000
Affirm Asset Securitization Trust 2020-A A	(b)	2.100%	02/18/2025	120,000	121,072
Affirm Asset Securitization Trust 2021-A C	(b)	1.660%	08/15/2025	200,000	200,907
Affirm Asset Securitization Trust 2021-Z1 A	(b)	1.070%	08/15/2025	157,908	157,910
AGL CLO 2021-12A D	(b)	QL + 285	07/20/2034	250,000	248,983
Apidos CLO XXXIII 2020-33A B	(b)	QL + 220	07/24/2031	300,000	300,122
Avant Loans Funding Trust 2021-REV1 A	(b)	1.210%	07/15/2030	441,000	440,229
Balboa Bay Loan Funding 2021-1A D	(b)	QL + 305	07/20/2034	307,948	307,945
Ballyrock CLO 15 Ltd. 2021-1A C	(b)	QL + 310	04/15/2034	250,000	248,992
Ballyrock CLO 16 Ltd. 2021-16A C	(b)	QL + 290	07/20/2034	250,000	249,995
Ballyrock CLO 2020-1A B	(b)	QL + 290	07/20/2030	300,000	300,155
BBCMS 2020-BID A	(b)	ML + 214	10/15/2037	301,000	303,814
BCP Trust 2021-330N A	(b)	ML + 79.9	06/15/2038	62,744	62,280
Bellemeade Re 2020-4A M2A	(b)	ML + 260	06/25/2030	113,912	113,966

(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)
Schedule of Investments	June 30, 2021 (Unaudited)
Asset-Backed / Mortgage-Backed Securities (Continued)		Rate	Maturity	Face Amount	Value
Financials (continued)
Bellemeade Re Ltd. 2021-1A M1C	(b)	SOFR30A + 295	03/25/2031	$ 167,482	$ 175,014
BFLD Trust 2021-FPM A	(b)	ML + 160	06/15/2038	462,000	462,415
Brex Commercial Charge Card Master Trust 2021-1 A	(b)	2.090%	07/15/2024	167,000	168,065
Citigroup Commercial Mortgage Trust 2017-P8 AS		3.789%	09/15/2050	127,167	140,536
COMM 2015-LC23 C		4.771%	10/10/2048	100,000	108,066
Connecticut Avenue Securities Trust 2019-R02 1M2	(b)	ML + 230	08/25/2031	40,544	40,823
Connecticut Avenue Securities Trust 2019-R03 1M2	(b)	ML + 215	09/25/2031	104,676	105,422
Connecticut Avenue Securities Trust 2019-R04 2M2	(b)	ML + 210	06/25/2039	20,694	20,777
Connecticut Avenue Securities Trust 2019-R05 1M2	(b)	ML + 200	07/25/2039	88,567	88,923
Connecticut Avenue Securities Trust 2019-R07 1M2	(b)	ML + 210	10/25/2039	148,569	149,183
Connecticut Avenue Securities Trust 2020-R02 2M2	(b)	ML + 200	01/25/2040	314,141	315,526
Connecticut Avenue Securities Trust 2020-SBT1 1M2	(b)	ML + 365	02/25/2040	255,000	263,274
Connecticut Avenue Securities Trust 2020-SBT1 2M2	(b)	ML + 365	02/25/2040	270,000	279,725
CPS Auto Receivables Trust 2021-B C	(b)	1.230%	03/15/2027	234,000	233,783
Diamond Infrastructure Funding LLC 2021-1A B	(b)	2.355%	04/15/2049	145,030	144,711
Donlen Fleet Lease Funding 2021-2 C	(b)	1.200%	12/11/2034	460,000	458,961
DROP Mortgage Trust 2021-FILE A	(b)	ML + 115	04/15/2026	310,000	311,182
Eagle RE 2020-2 M1B	(b)	ML + 400	10/25/2030	621,026	624,877
Elmwood CLO IX Ltd. 2021-2A D	(b)	QL + 295	07/20/2034	250,000	250,375
Fannie Mae Connecticut Avenue Securities 2014-C04 1M2		ML + 490	11/25/2024	268,504	277,611
Fannie Mae Connecticut Avenue Securities 2015-C02 1M2		ML + 400	05/25/2025	31,746	32,404
Fannie Mae Connecticut Avenue Securities 2015-C03 1M2		ML + 500	07/25/2025	174,152	179,086
Fannie Mae Connecticut Avenue Securities 2015-C03 2M2		ML + 500	07/25/2025	25,048	25,378
Fannie Mae Connecticut Avenue Securities 2015-C04 1M2		ML + 570	04/25/2028	75,518	80,003
Fannie Mae Connecticut Avenue Securities 2016-C01 1M2		ML + 675	08/25/2028	117,145	125,342
Fannie Mae Connecticut Avenue Securities 2016-C03 2M2		ML + 590	10/25/2028	125,305	132,369
Fannie Mae Connecticut Avenue Securities 2016-C04 1M2		ML + 425	01/25/2029	242,656	253,280
Fannie Mae Connecticut Avenue Securities 2016-C07 2M2		ML + 435	05/25/2029	103,711	108,712
Fannie Mae Connecticut Avenue Securities 2017-C01 1M2		ML + 355	07/25/2029	274,655	285,138
Fannie Mae Connecticut Avenue Securities 2017-C02 2M2C		ML + 365	09/25/2029	241,691	250,307
Fannie Mae Connecticut Avenue Securities 2017-C07 1B1		ML + 400	05/25/2030	300,000	312,536
Fannie Mae Connecticut Avenue Securities 2018-C05 1M2		ML + 235	01/25/2031	81,205	82,178
Fannie Mae Connecticut Avenue Securities 2018-C06 1M2		ML + 200	03/25/2031	209,139	210,741
First Investors Auto Owner Trust 2018-1A E	(b)	5.350%	07/15/2024	350,000	363,151
Flatiron CLO 2021-1A D	(b)	QL + 290	07/19/2034	250,000	250,000
Ford Credit Auto Owner Trust 2021-1 D	(b)	2.310%	10/17/2033	230,000	230,697
Freddie Mac Multifamily Structured Credit Risk 2021-MN1 M1	(b)	SOFR30A + 200	01/25/2051	56,021	56,417
Freddie Mac REMICS FHR 4981 HS		ML + 610	06/25/2050	1,246,484	222,314
Freddie Mac REMICS FHR 5015 BI		4.000%	09/25/2050	732,371	127,771
Freddie Mac STACR REMIC Trust 2020-DNA1 M2	(b)	ML + 170	01/25/2050	170,953	171,771
Freddie Mac STACR REMIC Trust 2020-DNA5 M2	(b)	SOFR30A + 280	10/25/2050	240,000	243,590
Freddie Mac STACR REMIC Trust 2021-DNA3 B1	(b)	SOFR30A + 350	10/25/2033	278,276	288,773
Freddie Mac STACR Trust 2019-DNA4 M2	(b)	ML + 195	10/25/2049	59,854	60,170
Freddie Mac STACR Trust 2019-HQA2 M2	(b)	ML + 205	04/25/2049	70,527	71,083
Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA4 M3		ML + 380	03/25/2029	290,360	300,680
Freddie Mac Structured Agency Credit Risk Debt Notes 2016-HQA2 M3		ML + 515	11/25/2028	210,754	220,709
Freddie Mac Structured Agency Credit Risk Debt Notes 2016-HQA4 M3		ML + 390	04/25/2029	262,340	273,283
Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA2 M2		ML + 345	10/25/2029	300,000	313,416
Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA3 M2		ML + 250	03/25/2030	270,000	276,011
Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA1 M2		ML + 355	08/25/2029	250,936	259,601
Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA2 M2B		ML + 265	12/25/2029	458,126	466,872
Freddie Mac Structured Agency Credit Risk Debt Notes 2018-DNA1 M2		ML + 180	07/25/2030	98,247	98,859
FREED ABS Trust 2021-2 C	(b)	1.940%	06/19/2028	460,000	459,377
GCI Funding I LLC 2021-1 A	(b)	2.380%	06/18/2046	168,000	167,957
Goldentree Loan Management U.S. Clo 7 Ltd. 2020-7A AR	(b)	QL + 107	04/20/2034	250,000	250,315
GS Mortgage Securities Trust 2012-GC6 B	(b)	5.860%	01/10/2045	300,000	303,674
GS Mortgage Securities Trust 2012-GCJ9 AS		3.124%	11/10/2045	287,514	294,851
GS Mortgage Securities Trust 2016-GS3 A4		2.850%	10/10/2049	270,000	287,930
GS Mortgage Securities Trust 2017-GS7 A4		3.430%	08/10/2050	270,000	297,058
GS Mortgage Securities Trust 2018-GS9 A4		3.992%	03/10/2051	153,543	174,853
GS Mortgage Securities Trust 2019-GC38 A4		3.968%	02/10/2052	250,000	285,336
GSF Issuer LLC 2021-1 A1	(b)	1.433%	08/15/2026	36,998	36,998
GSF Issuer LLC 2021-1 A2	(b)	2.435%	08/15/2026	71,000	73,130
GSF Issuer LLC 2021-1 AS	(b)	2.638%	08/15/2026	11,000	11,330

(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)
Schedule of Investments	June 30, 2021 (Unaudited)
Asset-Backed / Mortgage-Backed Securities (Continued)		Rate	Maturity	Face Amount	Value
Financials (continued)
HFX Funding Issuer 2017-1	(b)	3.647%	03/15/2035	$ 280,000	$ 291,353
Home RE 2020-1 M1B	(b)	ML + 325	10/25/2030	195,626	197,643
Invitation Homes 2018-SFR1 C	(b)	ML + 125	03/17/2037	475,000	475,745
JP Morgan Chase Commercial Mortgage Securities Trust 2010-C2 A3	(b)	4.070%	11/15/2043	60,467	60,619
JP Morgan Chase Commercial Mortgage Securities Trust 2012-LC9 A5		2.840%	12/15/2047	213,476	218,159
JP Morgan Chase Commercial Mortgage Securities Trust 2013-C10 B		3.674%	12/15/2047	300,000	311,372
JPMBB Commercial Mortgage Securities Trust 2013-C15 AS		4.420%	11/15/2045	250,000	267,771
JPMBB Commercial Mortgage Securities Trust 2014-C21 C		4.803%	08/15/2047	295,000	311,972
JPMBB Commercial Mortgage Securities Trust 2015-C27 AS		3.634%	02/15/2048	130,694	139,500
Kayne CLO 11 Ltd. 2021-11A D	(b)	QL + 290	04/15/2034	250,000	250,043
Magnetite XXVI Ltd. 2020-26A A	(b)	QL + 175	07/15/2030	401,052	401,291
Morgan Stanley Capital I Trust 2018-H3 AS		4.429%	07/15/2051	270,000	310,113
Morgan Stanley Capital I Trust 2018-H4 A4		4.310%	12/15/2051	250,000	287,974
Neighborly Issuer LLC 2021-1A A2	(b)	3.584%	04/30/2051	126,627	130,232
Nelnet Student Loan Trust 2021-BA B	(b)	2.680%	04/20/2062	100,000	99,944
Neuberger Berman Loan Advisers Clo 2021-42A D	(b)	QL + 280	07/16/2035	301,613	300,707
Neuberger Berman Loan Advisers Clo 43 Ltd. 2021-43A D	(b)	QL + 310	07/17/2035	250,000	250,000
OCP CLO 2020-18A AR	(b)	QL + 109	07/20/2032	322,000	322,485
PMT Credit Risk Transfer Trust 2019-2R A	(b)	ML + 275	05/27/2023	201,044	199,095
Radnor RE 2020-2 M1C	(b)	ML + 460	10/25/2030	150,000	151,976
Rockford Tower CLO 2021-1A D	(b)	QL + 300	07/20/2034	306,626	305,476
Rockford Tower CLO 2021-2A A1	(b)	QL + 116	07/20/2034	250,000	250,000
SG Commercial Mortgage Securities Trust 2016-C5 A4		3.055%	10/10/2048	250,000	264,426
STACR Trust 2018-DNA3 M2	(b)	ML + 210	09/25/2048	110,313	111,763
Traingle Re 2020-1 M1B	(b)	ML + 390	10/25/2030	423,651	425,769
Traingle Re 2021-1 M1B	(b)	ML + 300	08/25/2033	150,146	151,218
UBS Commercial Mortgage Trust 2018-C10 A3		4.048%	05/15/2051	270,000	303,145
Upstart Securitization Trust 2020-3 A	(b)	1.702%	11/20/2030	104,869	105,482
VASA Trust 2021-VASA A	(b)	ML + 90	07/15/2039	460,000	460,138
Wells Fargo Commercial Mortgage Trust 2015-C28 A4		3.540%	05/15/2048	250,000	271,803
Wells Fargo Commercial Mortgage Trust 2015-C30 A3		3.411%	09/15/2058	232,889	251,431
Wells Fargo Commercial Mortgage Trust 2015-NXS3 A4		3.617%	09/15/2057	270,000	295,489
Wells Fargo Commercial Mortgage Trust 2016-C35 A3		2.674%	07/15/2048	300,000	311,994
Wells Fargo Commercial Mortgage Trust 2016-C35 B		3.438%	07/15/2048	270,000	284,857
Wells Fargo Commercial Mortgage Trust 2017-C39 A5		3.418%	09/15/2050	270,000	297,002
Wells Fargo Commercial Mortgage Trust 2017-C41 A3		3.210%	11/15/2050	270,000	288,369
Wells Fargo Commercial Mortgage Trust 2018-C44 A4		3.948%	05/15/2051	270,000	301,859
WFRBS Commercial Mortgage Trust 2014-C24 AS		3.931%	11/15/2047	270,000	285,070
					26,954,355
Total Asset-Backed / Mortgage-Backed Securities (Cost $27,007,314)					$ 27,567,473

U.S. Government Agency Mortgage-Backed Securities–2.2%	Rate	Maturity	Face Amount	Value
Fannie Mae or Freddie Mac UMBS TBA	2.500%	07/15/2051	$1,484,000	$ 1,534,897
Fannie Mae Pool FN AL5310	3.500%	04/01/2044	2,900	3,171
Fannie Mae Pool FN AL5887	4.500%	10/01/2044	19,191	21,403
Fannie Mae Pool FN AL6542	4.500%	03/01/2045	28,035	31,266
Fannie Mae Pool FN AL6620	4.500%	08/01/2042	173,524	191,812
Fannie Mae Pool FN AL6997	4.500%	11/01/2042	12,589	14,034
Fannie Mae Pool FN AL8855	3.500%	07/01/2046	11,096	11,995
Fannie Mae Pool FN AS7168	3.500%	05/01/2046	24,738	26,604
Fannie Mae Pool FN AS7587	3.500%	07/01/2046	124,077	134,690
Fannie Mae Pool FN AS7822	3.500%	08/01/2046	286,887	308,547
Fannie Mae Pool FN AZ9203	3.000%	10/01/2045	29,096	30,558
Fannie Mae Pool FN BA2885	3.000%	10/01/2045	54,413	57,298
Fannie Mae Pool FN BA4752	3.000%	01/01/2046	5,925	6,229
Fannie Mae Pool FN BC1520	3.500%	08/01/2046	212,471	229,057
Fannie Mae Pool FN BC2468	3.000%	03/01/2046	126,134	132,014
Fannie Mae Pool FN BC2488	3.000%	03/01/2046	155,393	162,708
Fannie Mae Pool FN BC9077	3.500%	12/01/2046	14,629	15,772
Fannie Mae Pool FN BH1902	3.500%	12/01/2047	12,392	13,580
Fannie Mae Pool FN BH3892	3.500%	08/01/2047	31,435	33,279
Fannie Mae Pool FN BH6940	3.500%	08/01/2047	27,528	29,606
Fannie Mae Pool FN BJ1692	3.500%	12/01/2047	67,380	72,923
Fannie Mae Pool FN BJ1695	3.500%	12/01/2047	9,494	10,153
Fannie Mae Pool FN BJ4558	3.500%	01/01/2048	48,469	52,454
Fannie Mae Pool FN BJ4559	3.500%	01/01/2048	18,052	19,363

(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)
Schedule of Investments	June 30, 2021 (Unaudited)
U.S. Government Agency Mortgage-Backed Securities (Continued)	Rate	Maturity	Face Amount	Value
Fannie Mae Pool FN BJ4566	4.000%	01/01/2048	$ 156,978	$ 172,442
Fannie Mae Pool FN BJ4567	4.000%	01/01/2048	232,230	249,535
Fannie Mae Pool FN BJ5170	3.500%	03/01/2048	11,374	12,460
Fannie Mae Pool FN BK1964	4.000%	03/01/2048	55,117	60,038
Fannie Mae Pool FN BK1975	3.500%	03/01/2048	28,160	30,131
Fannie Mae Pool FN BK3211	4.500%	03/01/2048	55,919	60,423
Fannie Mae Pool FN BK4157	4.000%	05/01/2048	94,406	101,056
Fannie Mae Pool FN BM3282	3.500%	12/01/2047	7,300	8,018
Fannie Mae Pool FN BM3511	4.500%	02/01/2046	104,045	115,679
Fannie Mae Pool FN BM3912	3.000%	03/01/2047	155,639	165,324
Fannie Mae Pool FN BM4427	3.500%	04/01/2048	97,714	105,073
Fannie Mae Pool FN BM4735	3.500%	04/01/2048	113,344	123,632
Fannie Mae Pool FN BM4896	3.000%	02/01/2047	1,023,089	1,087,131
Fannie Mae Pool FN BM5138	3.500%	11/01/2048	197,801	215,755
Fannie Mae Pool FN BM5334	3.500%	01/01/2049	52,746	56,332
Fannie Mae Pool FN BN0012	4.500%	08/01/2048	32,854	35,406
Fannie Mae Pool FN BO3223	3.000%	10/01/2034	43,404	45,957
Fannie Mae Pool FN BO4725	2.500%	11/01/2034	66,702	70,253
Fannie Mae Pool FN BO5957	3.000%	12/01/2034	8,593	9,172
Fannie Mae Pool FN BO7717	3.000%	11/01/2034	8,575	9,130
Fannie Mae Pool FN CA0108	3.500%	08/01/2047	25,458	27,963
Fannie Mae Pool FN FM0029	3.000%	09/01/2046	250,501	266,173
Fannie Mae Pool FN FM1036	3.000%	05/01/2043	136,903	144,892
Fannie Mae Pool FN MA3211	4.000%	12/01/2047	79,419	85,103
Fannie Mae Pool FN MA3239	4.000%	01/01/2048	12,511	13,441
Freddie Mac Gold Pool FG G60658	3.500%	07/01/2046	247,422	270,750
Freddie Mac Gold Pool FG G61360	3.500%	03/01/2048	50,278	54,237
Freddie Mac Gold Pool FG G61737	3.500%	11/01/2048	227,982	245,625
Freddie Mac Gold Pool FG Q54793	4.500%	03/01/2048	51,496	55,559
Freddie Mac Gold Pool FG Q55394	3.500%	04/01/2048	19,701	21,279
Freddie Mac Pool FR QN0783	3.000%	10/01/2034	37,030	39,339
Freddie Mac Pool FR QN0786	3.000%	10/01/2034	88,915	94,710
Freddie Mac Pool FR QN0951	2.500%	11/01/2034	58,429	61,724
Freddie Mac Pool FR SB0040	2.500%	12/01/2033	319,820	334,780
Freddie Mac Pool FR SB0116	2.500%	11/01/2034	83,769	88,466
Freddie Mac Pool FR ZA4718	3.000%	10/01/2046	191,863	203,175
Freddie Mac Pool FR ZK8962	3.000%	09/01/2032	74,865	79,232
Freddie Mac Pool FR ZK9009	3.000%	10/01/2032	28,283	29,898
Freddie Mac Pool FR ZK9163	3.000%	01/01/2033	41,350	43,961
Freddie Mac Pool FR ZM1434	3.500%	07/01/2046	39,920	42,757
Freddie Mac Pool FR ZM4821	3.500%	11/01/2047	35,776	38,760
Freddie Mac Pool FR ZM4939	3.500%	11/01/2047	59,501	63,665
Freddie Mac Pool FR ZM5102	3.500%	12/01/2047	78,964	85,430
Freddie Mac Pool FR ZM5228	3.500%	12/01/2047	46,827	50,438
Freddie Mac Pool FR ZM5705	3.500%	02/01/2048	20,946	22,553
Freddie Mac Pool FR ZM5707	3.500%	02/01/2048	15,814	16,972
Freddie Mac Pool FR ZM5945	4.000%	03/01/2048	48,627	52,818
Freddie Mac Pool FR ZM6220	4.000%	04/01/2048	30,902	32,951
Freddie Mac Pool FR ZM6276	4.000%	04/01/2048	59,864	64,607
Freddie Mac Pool FR ZM6427	4.000%	05/01/2048	144,567	154,285
Freddie Mac Pool FR ZN2165	4.500%	12/01/2048	67,832	74,967
Freddie Mac Pool FR ZS4598	3.000%	01/01/2045	25,445	26,800
Freddie Mac Pool FR ZS7403	3.000%	05/01/2031	231,935	244,538
Freddie Mac Pool FR ZS9830	3.500%	10/01/2046	263,481	283,692
Freddie Mac Pool FR ZT0272	3.500%	02/01/2047	151,262	162,999
Freddie Mac Pool FR ZT0337	3.500%	12/01/2044	26,849	28,992
Freddie Mac Pool FR ZT0537	3.500%	03/01/2048	202,520	219,332
Freddie Mac Pool FR ZT1633	4.000%	03/01/2047	14,186	15,470
Total U.S. Government Agency Mortgage-Backed Securities (Cost $9,323,280)				$ 9,718,693

Exchange Traded Funds–1.9%	Shares	Value
SPDR S&P 500 ETF Trust	20,176	$ 8,636,539
Total Exchange Traded Funds (Cost $6,675,743)		$ 8,636,539

Preferred Securities–0.8%	Rate	Quantity	Value
Financials–0.7%
American Express Co. DR (Consumer Finance)	QL + 329	61,000	$ 61,076
American Express Co. DR (Consumer Finance)	QL + 343	26,000	25,968

(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)
Schedule of Investments	June 30, 2021 (Unaudited)
Preferred Securities (Continued)		Rate	Quantity	Value
Financials (continued)
Bank of America Corp. DR (Rate is fixed until 09/05/2024, at which point, the rate becomes QL + 371) (Banks)	(c)	6.250%	286,000	$ 316,387
Bank of America Corp. DR (Rate is fixed until 03/17/2025, at which point, the rate becomes QL + 390) (Banks)	(c)	6.100%	124,000	139,236
Bank of New York Mellon Corp. / The DR (Rate is fixed until 09/20/2025, at which point, the rate becomes H15T5Y + 436) (Capital Markets)	(c)	4.700%	61,000	66,566
Capital One Financial Corp. (Consumer Finance)		QL + 380	330,000	331,181
Charles Schwab Corp. / The DR (Rate is fixed until 06/01/2026, at which point, the rate becomes H15T5Y + 317) (Capital Markets)	(c)	4.000%	455,000	474,337
Citigroup, Inc. DR (Rate is fixed until 01/30/2023, at which point, the rate becomes QL + 407) (Banks)	(c)	5.950%	217,000	228,144
Citigroup, Inc. DR (Rate is fixed until 05/15/2025, at which point, the rate becomes QL + 391) (Banks)	(c)	5.950%	142,000	155,412
Citigroup, Inc. (Rate is fixed until 12/10/2025, at which point, the rate becomes H15T5Y + 360) (Banks)	(c)	4.000%	101,000	104,409
Citigroup, Inc. DR (Rate is fixed until 02/15/2023, at which point, the rate becomes QL + 423) (Banks)	(c)	5.900%	27,000	28,498
Discover Financial Services (Rate is fixed until 09/23/2025, at which point, the rate becomes H15T5Y + 578) (Consumer Finance)	(c)	6.125%	404,000	453,369
Fifth Third Bancorp DR (Rate is fixed until 09/30/2025, at which point, the rate becomes H15T5Y + 422) (Banks)	(c)	4.500%	76,000	82,460
JPMorgan Chase & Co. DR (Banks)		QL + 347	131,000	131,327
JPMorgan Chase & Co. DR (Banks)		QL + 380	110,000	110,275
JPMorgan Chase & Co. DR (Banks)		QL + 332	65,000	65,163
Morgan Stanley DR (Capital Markets)		QL + 361	33,000	33,124
Truist Financial Corp. DR (Rate is fixed until 09/01/2030, at which point, the rate becomes H15T10Y + 435) (Banks)	(c)	5.100%	256,000	287,680
Wells Fargo & Co. DR (Rate is fixed until 06/15/2025, at which point, the rate becomes QL + 399) (Banks)	(c)	5.875%	292,000	327,014
				3,421,626
Industrials–0.1%
General Electric Co. (Industrial Conglomerates)		QL + 333	336,000	329,280
Total Preferred Securities (Cost $3,620,634)				$ 3,750,906

Sovereign Issues–0.7%		Rate	Maturity	Face Amount	Value
CDBL Funding 1		3.500%	10/24/2027	$ 230,000	$ 242,905
Colombia Government International Bond		3.125%	04/15/2031	540,000	528,412
Comision Federal de Electricidad	(b)	3.348%	02/09/2031	236,000	234,112
Corp. Financiera de Desarrollo SA	(b)	2.400%	09/28/2027	435,000	426,735
Dominican Republic International Bond	(b)	4.875%	09/23/2032	250,000	257,500
Egypt Government International Bond	(b)	5.875%	02/16/2031	307,000	298,097
ENA Master Trust	(b)	4.000%	05/19/2048	203,000	204,240
Huarong Finance 2017 Co. Ltd. (Rate is fixed until 01/24/2022, at which point, the rate becomes H15T5Y + 777)	(c)	4.500%	01/24/2022	248,000	167,400
Oleoducto Central SA	(b)	4.000%	07/14/2027	410,000	423,005
Oman Government International Bond		4.875%	02/01/2025	200,000	209,350
Oman Government International Bond	(b)	6.250%	01/25/2031	230,000	246,866
Total Sovereign Issues (Cost $3,286,380)					$ 3,238,622

Municipal Bonds–0.1%	Rate	Maturity	Face Amount	Value
Tobacco Settlement Finance Authority	3.000%	06/01/2035	$ 165,000	$ 170,260
University of California	3.071%	05/15/2051	310,000	313,129
Total Municipal Bonds (Cost $476,875)				$ 483,389

Money Market Funds–2.8%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 0.055%	(f)	8,996,115	$ 8,998,813
State Street Institutional U.S. Government Money Market Fund, 0.025%		3,715,520	3,715,520
Total Money Market Funds (Cost $12,714,333)			$ 12,714,333
Total Investments – 100.6% (Cost $362,066,385)	(g)		$456,068,823
Liabilities in Excess of Other Assets – (0.6)%			(2,670,415)
Net Assets – 100.0%			$453,398,408

Percentages are stated as a percent of net assets.

(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)
Schedule of Investments	June 30, 2021 (Unaudited)
Abbreviations:
ADR:	American Depositary Receipts
CLO:	Collaterized Loan Obligation
DR:	Depositary Receipt
H15T10Y:	U.S. Treasury Yield Curve Rate T-Note Constant Maturity 10 Year, 1.450% at 06/30/2021
H15T1Y:	U.S. Treasury Yield Curve Rate T-Note Constant Maturity 1 Year, 0.070% at 06/30/2021
H15T5Y:	U.S. Treasury Yield Curve Rate T-Note Constant Maturity 5 Year, 0.870% at 06/30/2021
ML:	Monthly U.S. LIBOR Rate, 0.101% at 06/30/2021
QL:	Quarterly U.S. LIBOR Rate, 0.146% at 06/30/2021
SOFR:	Secured Overnight Financing Rate, 0.050% at 06/30/2021
SOFR30A:	30 Day Average Secured Overnight Financing Rate, 0.027% at 06/30/2021
TBA:	To Be Announced
UMBS:	Uniform Mortgage-Backed Security; the securities actually delivered on settlement of the TBA could be issued by Fannie Mae, Freddie Mac, or any combination thereof
USISDA05:	USD ICE Swap Rate 11:00am NY 5 Year, 0.947% at 06/30/2021

Footnotes:
(a)	Non-income producing security.
(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At June 30, 2021, the value of these securities totaled $33,439,016, or 7.4% of the Portfolio’s net assets.
(c)	Security is a fixed-then-variable rate instrument in which the coupon or dividend rate is fixed until a later specified date, then is adjusted periodically. Rates stated, including interest rate caps and floors, if any, are those in effect at June 30, 2021.
(d)	100 shares per contract.
(e)	Security is partially pledged as collateral for the futures contracts outstanding at June 30, 2021. The market value pledged totaled $4,322,661. See also the following Schedule of Open Futures Contracts.
(f)	Rate represents the seven-day yield at June 30, 2021.
(g)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
The accompanying notes are an integral part of these financial statements.
Schedule of Open Futures Contracts	June 30, 2021 (Unaudited)
  Long Futures Contracts
Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CBT U.S. Long Bond - Long	75	September 21, 2021	$ 11,777,154	$ 12,056,250	$ 279,096	$ 49,219
CBT 10-Year U.S. Treasury Note - Long	1,365	September 21, 2021	179,652,856	180,862,500	1,209,644	319,915
CBT U.S. Ultra Bond - Long	21	September 21, 2021	3,901,859	4,046,438	144,579	23,625
CBT 2-Year U.S. Treasury Note - Long	344	September 30, 2021	75,885,540	75,790,188	(95,352)	20,357
CBT 5-Year U.S. Treasury Note - Long	29	September 30, 2021	3,586,047	3,579,461	(6,586)	1,578
			$274,803,456	$276,334,837	$1,531,381	$414,694
  Short Futures Contracts
Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini S&P 500 Index - Short	83	September 17, 2021	$ (17,594,866)	(17,797,690)	$ (202,824)	$ (27,390)
CBT 10-Year U.S. Ultra Bond - Short	69	September 21, 2021	(9,991,467)	(10,157,016)	(165,549)	(22,953)
			$ (27,586,333)	$ (27,954,706)	$ (368,373)	$ (50,343)
Total Futures Contracts			$247,217,123	$248,380,131	$1,163,008	$364,351
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Unaudited)
Objective/Strategy
The ON Federated Core Plus Bond Portfolio seeks to provide total return by investing at least 80% of its net assets in fixed-income investments, primarily U.S. dollar denominated, investment-grade, fixed income securities. Investment-grade, fixed income securities are rated in one of the four highest categories (BBB- or higher) by a nationally recognized statistical rating organization (“NRSRO”).
Performance as of June 30, 2021
Average Annual returns
One year	1.67%
Since inception (5/1/20)	2.99%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.66% per the Fund’s prospectus dated May 1, 2021. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2021 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the six-month period ended June 30, 2021, the Portfolio returned -1.15% versus -1.64% for its benchmark, the ICE BofAML U.S. Broad Market Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  U.S. Treasury rates increased for all maturities of two years and longer. The magnitude of the rate increases grew the further out the yield curve one moved. U.S. Treasury rates in the front end of the curve were unchanged to just down slightly during the period. The U.S. Federal Reserve’s accommodative monetary policy has supported short end rates, while the passage of a $1.9 trillion fiscal stimulus package and the rollout of the COVID-19 vaccine has contributed to improved U.S. economic prospects, and, ultimately, higher longer-term rates. As a result, the U.S. Treasury curve “bear steepened” during the reporting period.
The Portfolio’s average duration position was less than that of the benchmark’s duration during the period and generated positive returns relative to the benchmark in an environment of rising rates. (1)
Q.  How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?
A.  The Portfolio was positively affected by its sector allocation during the reporting period. The Portfolio benefited from its overweight to the strong performing energy and capital goods sectors. Underweights to the higher quality sovereign and mortgage-backed security sectors also contributed positively to performance. In addition, out-of-index allocations to emerging markets and bank loans also contributed to sector allocation. The Portfolio was negatively impacted by its underweight to the U.S. taxable municipal and commercial mortgage backed security sectors.
The Portfolio’s security selection positively contributed to its relative return during the reporting period. Specifically, the Portfolio had positive security selection in energy, U.S. Treasuries, and asset backed securities. The Portfolio was negatively impacted by security selection in banking, financial services, and real estate securities. (1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  The Portfolio held a short position in the March 2021 U.S interest rate futures contract. This position was used to help manage the Portfolio’s interest rate risk and was a positive contributor in a rising rate environment. An approximately 2.5% out-of-index position in the Federated Hermes Trust - Bank Loan Core Fund was the second largest contributor. This exposure to lower quality bank loans in a risk-on environment outperformed the higher quality benchmark. The Portfolio also held a short position in the June 2021 expiration U.S. interest rate futures contract. This position was used to help manage the Portfolio’s interest rate risk and was a positive contributor in a rising rate environment.
The Portfolio’s holding of 2050 maturity U.S. Treasury bonds underperformed in a period in which the U.S. Treasury curve “bear steepened,” with longer term rates increasing more than shorter term rates. The Portfolio’s holding of 2025 maturity U.S. Treasury bonds underperformed in a period in which U.S. Treasury securities were not able to keep pace with the returns of lower quality credits. The Portfolio held a short position in the September 2021 U.S. interest rate futures contract. This position was used to help manage the Portfolio’s interest rate risk and was a negative contributor, as interest rates declined at the end of the reporting period. (1)
Q.  How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?
A.  U.S. government interest rate futures were utilized to calibrate the Portfolio’s duration and yield curve positioning. The Portfolio’s average duration, which was less than the average duration of the benchmark, was a large positive contributor in the reporting period, while the Portfolio’s yield curve positioning was a slight negative contributor. These futures contributed 10 basis points to absolute return during the period. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2021.

(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Unaudited) (Continued)
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The ICE BofAML U.S. Broad Market Index measures the performance of U.S. dollar-denominated, investment grade debt securities, including U.S. Treasury notes and bonds, quasi-government securities, corporate securities, residential and commercial mortgage-backed securities and asset-backed securities. Securities are cap-weighted based on their amount outstanding times the market price plus accrued interest.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.
Portfolio Composition as of June 30, 2021 (1)
% of Net Assets
Corporate Bonds (4)	42.7
U.S. Treasury Obligations	26.0
U.S. Government Agency Mortgage-Backed Securities	17.4
Investment Companies	9.3
Asset-Backed / Mortgage-Backed Securities (4)	1.5
Sovereign Issues	0.7
U.S. Government Agency Issues	0.1
Money Market Funds Less Net Liabilities	2.3
100.0

Top 10 Portfolio Holdings as of June 30, 2021 (1) (2) (3)
		% of Net Assets
1.	U.S. Treasury Note 0.125%, 06/30/2023	4.9
2.	Federated Hermes Core Trust - Emerging Markets Core Fund	3.8
3.	U.S. Treasury Note 0.875%, 06/30/2026	3.4
4.	Federated Hermes Core Trust III - Project and Trade Finance Core Fund	3.0
5.	Federated Hermes Core Trust - Bank Loan Core Fund	2.5
6.	U.S. Treasury Note 2.375%, 05/15/2051	2.3
7.	U.S. Treasury Note 1.250%, 06/30/2028	2.2
8.	U.S. Treasury Note 1.625%, 05/15/2031	1.5
9.	U.S. Treasury Note 0.375%, 04/30/2025	1.3
10.	U.S. Treasury Note 2.250%, 05/15/2041	1.2

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Corporate Bonds, Asset-Backed / Mortgage Backed Securities):

% of Net Assets
Financials	11.0
Industrials	5.6
Communication Services	5.3
Energy	4.2
Health Care	3.8
Consumer Discretionary	3.0
Information Technology	2.9
Consumer Staples	2.8
Utilities	2.0
Real Estate	1.9
Materials	1.7
44.2

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio
Schedule of Investments	June 30, 2021 (Unaudited)
Corporate Bonds–42.7%		Rate	Maturity	Face Amount	Value
Communication Services–5.3%
Alphabet, Inc. (Interactive Media & Svs.)		1.900%	08/15/2040	$ 650,000	$ 590,913
AMC Networks, Inc. (Media)		5.000%	04/01/2024	20,000	20,254
AMC Networks, Inc. (Media)		4.250%	02/15/2029	100,000	100,875
America Movil S.A.B de C.V. (Wireless Telecom. Svs.)		2.875%	05/07/2030	550,000	579,698
AT&T, Inc. (Diversified Telecom. Svs.)		0.900%	03/25/2024	550,000	551,199
AT&T, Inc. (Diversified Telecom. Svs.)		1.700%	03/25/2026	550,000	555,812
AT&T, Inc. (Diversified Telecom. Svs.)		4.300%	02/15/2030	175,000	202,269
AT&T, Inc. (Diversified Telecom. Svs.)		3.500%	06/01/2041	875,000	908,921
AT&T, Inc. (Diversified Telecom. Svs.)		3.650%	06/01/2051	1,100,000	1,141,967
AT&T, Inc. (Diversified Telecom. Svs.)	(a)	3.800%	12/01/2057	1,870,000	1,948,320
Bell Telephone Co. of Canada or Bell Canada / The (Diversified Telecom. Svs.)		0.750%	03/17/2024	500,000	501,128
Cars.com, Inc. (Interactive Media & Svs.)	(a)	6.375%	11/01/2028	150,000	159,981
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(a)	5.500%	05/01/2026	50,000	51,695
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(a)	5.000%	02/01/2028	150,000	157,312
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(a)	4.500%	08/15/2030	450,000	468,546
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(a)	4.250%	02/01/2031	225,000	229,219
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(a)	4.500%	06/01/2033	175,000	179,070
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. (Media)		2.800%	04/01/2031	375,000	383,367
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. (Media)		6.484%	10/23/2045	750,000	1,032,886
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. (Media)		4.800%	03/01/2050	705,000	809,727
Comcast Corp. (Media)		3.400%	04/01/2030	225,000	248,365
Comcast Corp. (Media)		3.450%	02/01/2050	2,250,000	2,427,945
CSC Holdings LLC (Media)	(a)	5.500%	04/15/2027	200,000	210,010
CSC Holdings LLC (Media)	(a)	7.500%	04/01/2028	250,000	274,375
CSC Holdings LLC (Media)	(a)	5.750%	01/15/2030	200,000	207,750
CSC Holdings LLC (Media)	(a)	4.500%	11/15/2031	300,000	301,842
Cumulus Media New Holdings, Inc. (Media)	(a)	6.750%	07/01/2026	148,000	154,845
Deutsche Telekom International Finance B.V. (Diversified Telecom. Svs.)	(a)	3.600%	01/19/2027	1,100,000	1,209,876
Diamond Sports Group LLC / Diamond Sports Finance Co. (Media)	(a)	5.375%	08/15/2026	25,000	16,188
Diamond Sports Group LLC / Diamond Sports Finance Co. (Media)	(a)	6.625%	08/15/2027	25,000	12,278
DISH DBS Corp. (Media)		7.750%	07/01/2026	25,000	28,313
DISH DBS Corp. (Media)		7.375%	07/01/2028	125,000	134,516
DISH DBS Corp. (Media)	(a)	5.125%	06/01/2029	175,000	172,800
Entercom Media Corp. (Media)	(a)	6.500%	05/01/2027	175,000	182,000
Entercom Media Corp. (Media)	(a)	6.750%	03/31/2029	150,000	155,642
Fox Corp. (Media)		5.576%	01/25/2049	375,000	506,208
Gray Television, Inc. (Media)	(a)	5.875%	07/15/2026	25,000	25,813
Gray Television, Inc. (Media)	(a)	4.750%	10/15/2030	125,000	124,566
Grupo Televisa S.A.B. (Media)		5.000%	05/13/2045	1,100,000	1,310,243
iHeartCommunications, Inc. (Media)		6.375%	05/01/2026	50,000	53,188
iHeartCommunications, Inc. (Media)		8.375%	05/01/2027	200,000	214,250
iHeartCommunications, Inc. (Media)	(a)	5.250%	08/15/2027	225,000	235,215
Interpublic Group of Cos., Inc. / The (Media)		3.375%	03/01/2041	1,395,000	1,447,220
Lamar Media Corp. (Media)		3.750%	02/15/2028	75,000	76,313
Lamar Media Corp. (Media)		4.875%	01/15/2029	75,000	79,125
Match Group Holdings II LLC (Interactive Media & Svs.)	(a)	5.000%	12/15/2027	125,000	131,406
Match Group Holdings II LLC (Interactive Media & Svs.)	(a)	4.625%	06/01/2028	150,000	155,981
Match Group Holdings II LLC (Interactive Media & Svs.)	(a)	4.125%	08/01/2030	25,000	25,438
Nexstar Broadcasting, Inc. (Media)	(a)	5.625%	07/15/2027	250,000	265,000
Nexstar Broadcasting, Inc. (Media)	(a)	4.750%	11/01/2028	75,000	77,063
Omnicom Group, Inc. (Media)		2.450%	04/30/2030	725,000	736,425
Outfront Media Capital LLC / Outfront Media Capital Corp. (Media)	(a)	4.250%	01/15/2029	75,000	75,469
Outfront Media Capital LLC / Outfront Media Capital Corp. (Media)	(a)	4.625%	03/15/2030	25,000	25,375
Rackspace Technology Global, Inc. (Interactive Media & Svs.)	(a)	3.500%	02/15/2028	100,000	96,750
Rackspace Technology Global, Inc. (Interactive Media & Svs.)	(a)	5.375%	12/01/2028	75,000	76,875
Scripps Escrow, Inc. (Media)	(a)	5.875%	07/15/2027	275,000	284,721
Sinclair Television Group, Inc. (Media)	(a)	5.875%	03/15/2026	150,000	154,824
Sinclair Television Group, Inc. (Media)	(a)	5.125%	02/15/2027	100,000	100,375
Sinclair Television Group, Inc. (Media)	(a)	5.500%	03/01/2030	100,000	101,959
Sirius XM Radio, Inc. (Media)	(a)	4.625%	07/15/2024	250,000	256,600
Sirius XM Radio, Inc. (Media)	(a)	5.375%	07/15/2026	50,000	51,625
Sirius XM Radio, Inc. (Media)	(a)	5.500%	07/01/2029	50,000	54,485
Sirius XM Radio, Inc. (Media)	(a)	4.125%	07/01/2030	100,000	100,888
Sky Ltd. (Media)	(a)	3.750%	09/16/2024	575,000	628,455
Sprint Capital Corp. (Wireless Telecom. Svs.)		6.875%	11/15/2028	50,000	64,125

(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Continued)
Schedule of Investments	June 30, 2021 (Unaudited)
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Communication Services (continued)
Sprint Corp. (Wireless Telecom. Svs.)		7.625%	03/01/2026	$ 75,000	$ 91,500
TEGNA, Inc. (Media)	(a)	4.750%	03/15/2026	100,000	106,500
TEGNA, Inc. (Media)		4.625%	03/15/2028	150,000	155,625
TEGNA, Inc. (Media)		5.000%	09/15/2029	75,000	78,486
Telefonica Emisiones SA (Diversified Telecom. Svs.)		4.895%	03/06/2048	1,100,000	1,317,175
Telenet Finance Luxembourg Notes SARL (Media)	(a)	5.500%	03/01/2028	600,000	631,200
Terrier Media Buyer, Inc. (Media)	(a)	8.875%	12/15/2027	250,000	270,312
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		4.500%	02/01/2026	50,000	50,956
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		4.750%	02/01/2028	525,000	562,406
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)	(a)	3.375%	04/15/2029	200,000	206,399
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		3.875%	04/15/2030	525,000	586,855
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		4.500%	04/15/2050	450,000	535,830
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		3.300%	02/15/2051	700,000	698,845
Townsquare Media, Inc. (Media)	(a)	6.875%	02/01/2026	25,000	26,750
Univision Communications, Inc. (Media)	(a)	4.500%	05/01/2029	25,000	25,188
UPC Broadband Finco B.V. (Media)	(a)	4.875%	07/15/2031	200,000	200,460
Urban One, Inc. (Media)	(a)	7.375%	02/01/2028	175,000	189,000
Verizon Communications, Inc. (Diversified Telecom. Svs.)		3.400%	03/22/2041	2,205,000	2,332,543
Verizon Communications, Inc. (Diversified Telecom. Svs.)		4.000%	03/22/2050	1,300,000	1,492,940
ViacomCBS, Inc. (Media)		4.950%	01/15/2031	800,000	964,255
ViacomCBS, Inc. (Media)		4.900%	08/15/2044	450,000	545,816
Virgin Media Finance PLC (Media)	(a)	5.000%	07/15/2030	400,000	404,116
Vodafone Group PLC (Wireless Telecom. Svs.)		4.125%	05/30/2025	525,000	585,990
Vodafone Group PLC (Wireless Telecom. Svs.)		5.250%	05/30/2048	650,000	856,483
Walt Disney Co. / The (Entertainment)		3.800%	03/22/2030	125,000	142,745
Walt Disney Co. / The (Entertainment)		4.700%	03/23/2050	525,000	700,077
Walt Disney Co. / The (Entertainment)		3.600%	01/13/2051	350,000	396,728
WMG Acquisition Corp. (Entertainment)	(a)	3.875%	07/15/2030	50,000	50,495
Ziggo B.V. (Diversified Telecom. Svs.)	(a)	5.500%	01/15/2027	176,000	182,864
Ziggo Bond Co. B.V. (Media)	(a)	5.125%	02/28/2030	400,000	409,396
					38,643,819
Consumer Discretionary–3.0%
1011778 B.C. ULC / New Red Finance, Inc. (Hotels, Restaurants & Leisure)	(a)	4.000%	10/15/2030	350,000	338,625
Academy Ltd. (Specialty Retail)	(a)	6.000%	11/15/2027	100,000	106,875
Adient Global Holdings Ltd. (Auto Components)	(a)	4.875%	08/15/2026	250,000	257,307
Advance Auto Parts, Inc. (Specialty Retail)		3.900%	04/15/2030	1,375,000	1,532,416
Affinity Gaming (Hotels, Restaurants & Leisure)	(a)	6.875%	12/15/2027	175,000	185,719
Alibaba Group Holding Ltd. (Internet & Direct Marketing Retail)		2.125%	02/09/2031	700,000	688,114
Amazon.com, Inc. (Internet & Direct Marketing Retail)		3.875%	08/22/2037	875,000	1,043,394
Amazon.com, Inc. (Internet & Direct Marketing Retail)		2.500%	06/03/2050	725,000	685,054
Aramark Services, Inc. (Hotels, Restaurants & Leisure)	(a)	5.000%	04/01/2025	250,000	256,250
Aramark Services, Inc. (Hotels, Restaurants & Leisure)	(a)	5.000%	02/01/2028	75,000	78,540
AutoNation, Inc. (Specialty Retail)		4.750%	06/01/2030	1,135,000	1,342,368
AutoZone, Inc. (Specialty Retail)		4.000%	04/15/2030	675,000	767,182
Bally's Corp. (Hotels, Restaurants & Leisure)	(a)	6.750%	06/01/2027	75,000	79,922
Booking Holdings, Inc. (Hotels, Restaurants & Leisure)		4.625%	04/13/2030	700,000	835,293
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)	(a)	8.625%	06/01/2025	75,000	82,678
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)		4.750%	12/01/2027	250,000	258,750
Caesars Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	6.250%	07/01/2025	100,000	106,000
Caesars Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	8.125%	07/01/2027	75,000	83,415
Caesars Resort Collection LLC / CRC Finco, Inc. (Hotels, Restaurants & Leisure)	(a)	5.250%	10/15/2025	225,000	227,812
Clarios Global LP (Automobiles)	(a)	6.750%	05/15/2025	122,000	129,928
Clarios Global LP / Clarios U.S. Finance Co. (Auto Components)	(a)	6.250%	05/15/2026	22,000	23,437
Clarios Global LP / Clarios U.S. Finance Co. (Auto Components)	(a)	8.500%	05/15/2027	300,000	327,060
Daimler Finance North America LLC (Automobiles)	(a)	3.350%	02/22/2023	950,000	993,275
Dana Financing Luxembourg SARL (Auto Components)	(a)	5.750%	04/15/2025	75,000	77,344
Dana, Inc. (Auto Components)		5.375%	11/15/2027	125,000	133,125
Dollar General Corp. (Multiline Retail)		3.875%	04/15/2027	1,075,000	1,205,224
Dollar Tree, Inc. (Multiline Retail)		3.700%	05/15/2023	1,175,000	1,241,587
Expedia Group, Inc. (Hotels, Restaurants & Leisure)		3.800%	02/15/2028	750,000	815,693
Expedia Group, Inc. (Hotels, Restaurants & Leisure)		2.950%	03/15/2031	750,000	759,985
Garda World Security Corp. (Diversified Consumer Svs.)	(a)	9.500%	11/01/2027	225,000	249,187
Gates Global LLC / Gates Corp. (Auto Components)	(a)	6.250%	01/15/2026	275,000	288,067
General Motors Co. (Automobiles)		6.125%	10/01/2025	575,000	680,686
Hilton Domestic Operating Co., Inc. (Hotels, Restaurants & Leisure)	(a)	5.375%	05/01/2025	100,000	105,250
Hilton Domestic Operating Co., Inc. (Hotels, Restaurants & Leisure)	(a)	3.625%	02/15/2032	100,000	98,750
Home Depot, Inc. / The (Specialty Retail)		3.300%	04/15/2040	1,300,000	1,423,951
IHO Verwaltungs GmbH (Auto Components)	(a)(b)	4.750%, 5.500% PIK	09/15/2026	200,000	204,458

(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Continued)
Schedule of Investments	June 30, 2021 (Unaudited)
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Consumer Discretionary (continued)
J.B. Poindexter & Co., Inc. (Auto Components)	(a)	7.125%	04/15/2026	$ 50,000	$ 52,813
Levi Strauss & Co. (Textiles, Apparel & Luxury Goods)	(a)	3.500%	03/01/2031	25,000	24,855
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc. (Hotels, Restaurants & Leisure)	(a)	4.625%	06/15/2025	75,000	80,128
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc. (Hotels, Restaurants & Leisure)		4.500%	01/15/2028	75,000	79,313
MGM Resorts International (Hotels, Restaurants & Leisure)		6.750%	05/01/2025	75,000	80,337
MGM Resorts International (Hotels, Restaurants & Leisure)		4.625%	09/01/2026	100,000	105,625
MGM Resorts International (Hotels, Restaurants & Leisure)		4.750%	10/15/2028	50,000	53,125
Midwest Gaming Borrower LLC / Midwest Gaming Finance Corp. (Hotels, Restaurants & Leisure)	(a)	4.875%	05/01/2029	150,000	150,188
Mohegan Gaming & Entertainment (Hotels, Restaurants & Leisure)	(a)	8.000%	02/01/2026	325,000	339,592
NMG Holding Co., Inc. / Neiman Marcus Group LLC (Specialty Retail)	(a)	7.125%	04/01/2026	175,000	186,812
O'Reilly Automotive, Inc. (Specialty Retail)		4.200%	04/01/2030	500,000	575,638
O'Reilly Automotive, Inc. (Specialty Retail)		1.750%	03/15/2031	660,000	633,279
Penn National Gaming, Inc. (Hotels, Restaurants & Leisure)	(a)	5.625%	01/15/2027	100,000	103,875
Penn National Gaming, Inc. (Hotels, Restaurants & Leisure)	(a)	4.125%	07/01/2029	25,000	24,969
Raptor Acquisition Corp. / Raptor Co-Issuer LLC (Hotels, Restaurants & Leisure)	(a)	4.875%	11/01/2026	125,000	126,748
Real Hero Merger Sub 2, Inc. (Auto Components)	(a)	6.250%	02/01/2029	275,000	285,230
Scientific Games International, Inc. (Hotels, Restaurants & Leisure)	(a)	8.625%	07/01/2025	100,000	109,500
Scientific Games International, Inc. (Hotels, Restaurants & Leisure)	(a)	7.250%	11/15/2029	300,000	338,400
Signal Parent, Inc. (Diversified Consumer Svs.)	(a)	6.125%	04/01/2029	150,000	144,000
Six Flags Entertainment Corp. (Hotels, Restaurants & Leisure)	(a)	5.500%	04/15/2027	150,000	154,700
Stars Group Holdings B.V. / Stars Group U.S. Co-Borrower LLC (Hotels, Restaurants & Leisure)	(a)	7.000%	07/15/2026	100,000	103,504
Station Casinos LLC (Hotels, Restaurants & Leisure)	(a)	5.000%	10/01/2025	90,000	91,350
Station Casinos LLC (Hotels, Restaurants & Leisure)	(a)	4.500%	02/15/2028	125,000	127,131
William Carter Co. / The (Textiles, Apparel & Luxury Goods)	(a)	5.500%	05/15/2025	25,000	26,450
Wyndham Hotels & Resorts, Inc. (Hotels, Restaurants & Leisure)	(a)	4.375%	08/15/2028	75,000	77,866
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		3.625%	03/15/2031	50,000	49,750
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		4.625%	01/31/2032	150,000	157,500
					21,995,399
Consumer Staples–2.8%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC (Food & Staples Retailing)		5.750%	03/15/2025	233,000	238,243
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC (Food & Staples Retailing)	(a)	5.875%	02/15/2028	100,000	107,740
Alimentation Couche-Tard, Inc. (Food & Staples Retailing)	(a)	3.800%	01/25/2050	1,025,000	1,098,546
Altria Group, Inc. (Tobacco)		3.875%	09/16/2046	1,500,000	1,489,558
Anheuser-Busch InBev Worldwide, Inc. (Beverages)		4.350%	06/01/2040	600,000	714,144
Anheuser-Busch InBev Worldwide, Inc. (Beverages)		4.500%	06/01/2050	2,050,000	2,494,830
B.A.T. Capital Corp. (Tobacco)		3.734%	09/25/2040	300,000	293,134
B.A.T. Capital Corp. (Tobacco)		4.540%	08/15/2047	1,025,000	1,090,007
Coca-Cola Europacific Partners PLC (Beverages)	(a)	1.500%	01/15/2027	600,000	596,738
Coca-Cola Femsa S.A.B de C.V. (Beverages)		2.750%	01/22/2030	750,000	780,810
Coca-Cola Femsa S.A.B de C.V. (Beverages)		1.850%	09/01/2032	450,000	434,857
Conagra Brands, Inc. (Food Products)		1.375%	11/01/2027	680,000	663,578
Constellation Brands, Inc. (Beverages)		3.750%	05/01/2050	600,000	663,967
Edgewell Personal Care Co. (Personal Products)	(a)	5.500%	06/01/2028	75,000	79,500
Edgewell Personal Care Co. (Personal Products)	(a)	4.125%	04/01/2029	75,000	75,750
Energizer Holdings, Inc. (Household Products)	(a)	4.375%	03/31/2029	150,000	150,155
Flowers Foods, Inc. (Food Products)		3.500%	10/01/2026	925,000	1,006,497
Flowers Foods, Inc. (Food Products)		2.400%	03/15/2031	185,000	185,353
General Mills, Inc. (Food Products)		3.700%	10/17/2023	150,000	160,508
Grupo Bimbo S.A.B de C.V. (Food Products)	(a)	4.875%	06/27/2044	925,000	1,104,746
J.M. Smucker Co. / The (Food Products)		3.500%	03/15/2025	200,000	218,114
J.M. Smucker Co. / The (Food Products)		2.375%	03/15/2030	250,000	254,672
Keurig Dr Pepper, Inc. (Beverages)		4.417%	05/25/2025	150,000	168,277
Keurig Dr Pepper, Inc. (Beverages)		3.200%	05/01/2030	200,000	216,185
Kraft Heinz Foods Co. (Food Products)		3.875%	05/15/2027	150,000	164,816
Kraft Heinz Foods Co. (Food Products)		4.375%	06/01/2046	1,250,000	1,416,498
Kroger Co. / The (Food & Staples Retailing)		3.950%	01/15/2050	575,000	654,304
Mondelez International, Inc. (Food Products)		1.500%	05/04/2025	175,000	178,087
Philip Morris International, Inc. (Tobacco)		3.875%	08/21/2042	865,000	956,936
Post Holdings, Inc. (Food Products)	(a)	5.750%	03/01/2027	425,000	444,656
Post Holdings, Inc. (Food Products)	(a)	4.625%	04/15/2030	75,000	76,262
Smithfield Foods, Inc. (Food Products)	(a)	3.000%	10/15/2030	1,025,000	1,033,432
Sysco Corp. (Food & Staples Retailing)		4.450%	03/15/2048	1,025,000	1,225,132

(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Continued)
Schedule of Investments	June 30, 2021 (Unaudited)
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Consumer Staples (continued)
U.S. Foods, Inc. (Food & Staples Retailing)	(a)	4.750%	02/15/2029	$ 150,000	$ 153,000
Unilever Capital Corp. (Personal Products)		0.375%	09/14/2023	100,000	100,014
					20,689,046
Energy–4.2%
Antero Midstream Partners LP / Antero Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	7.875%	05/15/2026	125,000	139,701
Antero Midstream Partners LP / Antero Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.750%	03/01/2027	225,000	234,000
Antero Midstream Partners LP / Antero Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.750%	01/15/2028	100,000	105,227
Antero Midstream Partners LP / Antero Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.375%	06/15/2029	150,000	156,375
Antero Resources Corp. (Oil, Gas & Consumable Fuels)	(a)	8.375%	07/15/2026	50,000	56,875
Apache Corp. (Oil, Gas & Consumable Fuels)		4.375%	10/15/2028	225,000	239,512
Archrock Partners LP / Archrock Partners Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	6.875%	04/01/2027	125,000	132,656
Archrock Partners LP / Archrock Partners Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	6.250%	04/01/2028	150,000	156,586
Ascent Resources Utica Holdings LLC / ARU Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	7.000%	11/01/2026	100,000	104,621
Ascent Resources Utica Holdings LLC / ARU Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.875%	06/30/2029	100,000	100,000
Boardwalk Pipelines LP (Oil, Gas & Consumable Fuels)		3.400%	02/15/2031	1,300,000	1,379,872
BP Capital Markets America, Inc. (Oil, Gas & Consumable Fuels)		3.194%	04/06/2025	500,000	538,751
BP Capital Markets America, Inc. (Oil, Gas & Consumable Fuels)		3.588%	04/14/2027	1,000,000	1,107,158
Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels)		3.900%	02/01/2025	725,000	787,694
Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels)		2.050%	07/15/2025	725,000	744,890
Cenovus Energy, Inc. (Oil, Gas & Consumable Fuels)		4.250%	04/15/2027	1,300,000	1,452,621
Centennial Resource Production LLC (Oil, Gas & Consumable Fuels)	(a)	6.875%	04/01/2027	75,000	76,696
Cheniere Energy Partners LP (Oil, Gas & Consumable Fuels)		5.625%	10/01/2026	125,000	129,688
Cheniere Energy Partners LP (Oil, Gas & Consumable Fuels)		4.500%	10/01/2029	100,000	107,500
Cheniere Energy, Inc. (Oil, Gas & Consumable Fuels)	(a)	4.625%	10/15/2028	25,000	26,375
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)	(a)	5.875%	02/01/2029	25,000	27,061
Chevron Corp. (Oil, Gas & Consumable Fuels)		3.078%	05/11/2050	650,000	672,300
CNX Midstream Partners LP / CNX Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	6.500%	03/15/2026	250,000	262,250
Comstock Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	6.750%	03/01/2029	150,000	159,784
Continental Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	5.750%	01/15/2031	150,000	179,625
CrownRock LP / CrownRock Finance, Inc. (Oil, Gas & Consumable Fuels)	(a)	5.625%	10/15/2025	225,000	232,875
CrownRock LP / CrownRock Finance, Inc. (Oil, Gas & Consumable Fuels)	(a)	5.000%	05/01/2029	75,000	78,769
DT Midstream, Inc. (Oil, Gas & Consumable Fuels)	(a)	4.375%	06/15/2031	75,000	76,634
Eastern Gas Transmission & Storage, Inc. (Oil, Gas & Consumable Fuels)	(a)	3.900%	11/15/2049	150,000	162,449
Enbridge Energy Partners LP (Oil, Gas & Consumable Fuels)		5.500%	09/15/2040	700,000	902,335
Energy Transfer LP (Oil, Gas & Consumable Fuels)		3.750%	05/15/2030	700,000	760,402
Energy Transfer LP (Oil, Gas & Consumable Fuels)		5.000%	05/15/2050	575,000	664,593
Enterprise Products Operating LLC (Oil, Gas & Consumable Fuels)		3.950%	02/15/2027	300,000	335,152
Enterprise Products Operating LLC (Oil, Gas & Consumable Fuels)		3.700%	01/31/2051	1,150,000	1,233,283
Enviva Partners LP / Enviva Partners Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	6.500%	01/15/2026	75,000	78,375
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)		5.500%	07/15/2028	275,000	297,159
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)	(a)	4.500%	01/15/2029	75,000	76,303
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)		6.500%	07/15/2048	175,000	187,250
EQT Corp. (Oil, Gas & Consumable Fuels)		7.625%	02/01/2025	75,000	87,487
EQT Corp. (Oil, Gas & Consumable Fuels)		5.000%	01/15/2029	25,000	27,874
EQT Corp. (Oil, Gas & Consumable Fuels)	(a)	3.625%	05/15/2031	50,000	52,125
Hess Corp. (Oil, Gas & Consumable Fuels)		5.600%	02/15/2041	885,000	1,104,724
Hess Midstream Operations LP (Oil, Gas & Consumable Fuels)	(a)	5.125%	06/15/2028	75,000	78,656
Holly Energy Partners LP / Holly Energy Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.000%	02/01/2028	75,000	76,688
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)		4.300%	03/01/2028	875,000	998,765
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)		3.250%	08/01/2050	420,000	406,157
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)		4.400%	07/15/2027	1,025,000	1,160,929
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)		4.750%	09/15/2044	725,000	856,614
Nabors Industries Ltd. (Energy Equip. & Svs.)	(a)	7.250%	01/15/2026	125,000	122,500
NuStar Logistics LP (Oil, Gas & Consumable Fuels)		6.000%	06/01/2026	150,000	162,750
NuStar Logistics LP (Oil, Gas & Consumable Fuels)		6.375%	10/01/2030	75,000	82,868
Oasis Midstream Partners LP / OMP Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	8.000%	04/01/2029	75,000	79,729
Oasis Petroleum, Inc. (Oil, Gas & Consumable Fuels)	(a)	6.375%	06/01/2026	175,000	182,478
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		2.900%	08/15/2024	125,000	127,813
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		8.000%	07/15/2025	125,000	149,687
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		8.875%	07/15/2030	100,000	133,739
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		6.450%	09/15/2036	175,000	209,230
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		4.300%	08/15/2039	175,000	167,125
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		4.400%	04/15/2046	150,000	144,075
ONEOK, Inc. (Oil, Gas & Consumable Fuels)		2.200%	09/15/2025	225,000	231,229

(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Continued)
Schedule of Investments	June 30, 2021 (Unaudited)
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Energy (continued)
ONEOK, Inc. (Oil, Gas & Consumable Fuels)		4.500%	03/15/2050	$ 875,000	$ 973,853
PDC Energy, Inc. (Oil, Gas & Consumable Fuels)		5.750%	05/15/2026	25,000	26,117
Phillips 66 (Oil, Gas & Consumable Fuels)		0.900%	02/15/2024	150,000	150,197
Phillips 66 (Oil, Gas & Consumable Fuels)		3.850%	04/09/2025	500,000	550,222
Phillips 66 (Oil, Gas & Consumable Fuels)		4.875%	11/15/2044	725,000	901,373
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)		2.150%	01/15/2031	725,000	710,404
Precision Drilling Corp. (Energy Equip. & Svs.)	(a)	6.875%	01/15/2029	75,000	77,250
Range Resources Corp. (Oil, Gas & Consumable Fuels)		4.875%	05/15/2025	50,000	51,750
Range Resources Corp. (Oil, Gas & Consumable Fuels)		9.250%	02/01/2026	25,000	27,563
Range Resources Corp. (Oil, Gas & Consumable Fuels)	(a)	8.250%	01/15/2029	100,000	112,750
Rattler Midstream LP (Oil, Gas & Consumable Fuels)	(a)	5.625%	07/15/2025	25,000	26,281
Shell International Finance B.V. (Oil, Gas & Consumable Fuels)		0.375%	09/15/2023	680,000	679,509
Shell International Finance B.V. (Oil, Gas & Consumable Fuels)		2.375%	04/06/2025	575,000	604,491
SM Energy Co. (Oil, Gas & Consumable Fuels)		6.750%	09/15/2026	50,000	50,875
SM Energy Co. (Oil, Gas & Consumable Fuels)		6.500%	07/15/2028	100,000	102,750
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)		7.750%	10/01/2027	25,000	27,125
Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)		3.750%	03/04/2051	1,150,000	1,243,972
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)		5.875%	04/15/2026	100,000	105,031
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)		5.375%	02/01/2027	150,000	156,187
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	4.875%	02/01/2031	150,000	162,375
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	4.000%	01/15/2032	75,000	77,149
U.S.A. Compression Partners LP / U.S.A. Compression Finance Corp. (Energy Equip. & Svs.)		6.875%	04/01/2026	300,000	314,250
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		2.150%	09/15/2027	920,000	934,562
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		4.350%	06/01/2028	500,000	568,834
Western Midstream Operating LP (Oil, Gas & Consumable Fuels)		4.000%	07/01/2022	100,000	101,625
Western Midstream Operating LP (Oil, Gas & Consumable Fuels)		4.500%	03/01/2028	200,000	213,500
Western Midstream Operating LP (Oil, Gas & Consumable Fuels)		5.300%	03/01/2048	75,000	79,875
Western Midstream Operating LP (Oil, Gas & Consumable Fuels)		5.500%	08/15/2048	25,000	27,210
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		3.750%	06/15/2027	725,000	805,447
					30,669,166
Financials–9.5%
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer (Insurance)	(a)	6.750%	10/15/2027	100,000	105,096
American Express Credit Corp. (Consumer Finance)		3.300%	05/03/2027	1,150,000	1,272,162
American Honda Finance Corp. (Consumer Finance)		0.875%	07/07/2023	1,100,000	1,109,910
American International Group, Inc. (Insurance)		4.500%	07/16/2044	725,000	879,962
AmWINS Group, Inc. (Insurance)	(a)	7.750%	07/01/2026	425,000	450,776
Ardonagh Midco 2 PLC (Insurance)	(a)(b)	11.500%, 12.700% PIK	01/15/2027	200,000	219,000
AssuredPartners, Inc. (Insurance)	(a)	7.000%	08/15/2025	75,000	76,594
AssuredPartners, Inc. (Insurance)	(a)	5.625%	01/15/2029	125,000	125,000
Bank of America Corp. (Rate is fixed until 02/13/2025, at which point, the rate becomes QL + 64) (Banks)	(c)	2.015%	02/13/2026	3,425,000	3,531,334
Bank of America Corp. (Rate is fixed until 04/29/2030, at which point, the rate becomes SOFR + 215) (Banks)	(c)	2.592%	04/29/2031	2,600,000	2,680,437
Bank of America Corp. (Rate is fixed until 04/22/2031, at which point, the rate becomes SOFR + 132) (Banks)	(c)	2.687%	04/22/2032	1,450,000	1,491,752
Bank of New York Mellon Corp. / The (Capital Markets)		2.200%	08/16/2023	1,850,000	1,915,832
BlackRock, Inc. (Capital Markets)		1.900%	01/28/2031	575,000	575,351
BroadStreet Partners, Inc. (Insurance)	(a)	5.875%	04/15/2029	175,000	178,500
Capital One Financial Corp. (Consumer Finance)		3.900%	01/29/2024	1,025,000	1,106,200
Chubb INA Holdings, Inc. (Insurance)		3.350%	05/03/2026	575,000	631,299
Citigroup, Inc. (Rate is fixed until 01/24/2022, at which point, the rate becomes QL + 72) (Banks)	(c)	3.142%	01/24/2023	1,600,000	1,624,210
Citigroup, Inc. (Rate is fixed until 04/24/2024, at which point, the rate becomes QL + 90) (Banks)	(c)	3.352%	04/24/2025	1,000,000	1,065,553
Citigroup, Inc. (Rate is fixed until 01/28/2026, at which point, the rate becomes SOFR + 77) (Banks)	(c)	1.122%	01/28/2027	875,000	862,611
Citigroup, Inc. (Rate is fixed until 01/29/2030, at which point, the rate becomes SOFR + 115) (Banks)	(c)	2.666%	01/29/2031	2,200,000	2,270,468
Citizens Bank N.A. (Banks)		3.750%	02/18/2026	725,000	801,869
Comerica, Inc. (Banks)		3.800%	07/22/2026	675,000	747,140
Ford Motor Credit Co. LLC (Consumer Finance)		4.250%	09/20/2022	400,000	413,028
Ford Motor Credit Co. LLC (Consumer Finance)		4.063%	11/01/2024	250,000	265,912
Ford Motor Credit Co. LLC (Consumer Finance)		5.113%	05/03/2029	400,000	447,792
GE Capital Funding LLC (Diversified Financial Svs.)		4.400%	05/15/2030	1,550,000	1,806,265

(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Continued)
Schedule of Investments	June 30, 2021 (Unaudited)
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Financials (continued)
General Motors Financial Co., Inc. (Consumer Finance)		2.900%	02/26/2025	$ 1,175,000	$ 1,243,782
General Motors Financial Co., Inc. (Consumer Finance)		2.700%	08/20/2027	1,025,000	1,065,102
General Motors Financial Co., Inc. (Consumer Finance)		2.400%	04/10/2028	725,000	736,016
Goldman Sachs Group, Inc. / The (Capital Markets)		3.500%	04/01/2025	1,075,000	1,166,265
Goldman Sachs Group, Inc. / The (Capital Markets)		3.800%	03/15/2030	1,900,000	2,135,400
Goldman Sachs Group, Inc. / The (Rate is fixed until 01/27/2031, at which point, the rate becomes SOFR + 109) (Capital Markets)	(c)	1.992%	01/27/2032	1,100,000	1,068,314
GTCR AP Finance, Inc. (Insurance)	(a)	8.000%	05/15/2027	175,000	186,375
Hartford Financial Services Group, Inc. / The (Insurance)		3.600%	08/19/2049	575,000	630,451
HSBC Holdings PLC (Banks)		3.900%	05/25/2026	1,350,000	1,501,374
HUB International Ltd. (Insurance)	(a)	7.000%	05/01/2026	200,000	207,418
Huntington Bancshares, Inc. (Banks)		2.550%	02/04/2030	650,000	676,473
Hyundai Capital America (Consumer Finance)	(a)	2.375%	10/15/2027	1,330,000	1,359,720
Jefferies Group LLC (Diversified Financial Svs.)		2.750%	10/15/2032	605,000	607,550
John Deere Capital Corp. (Consumer Finance)		3.450%	03/07/2029	1,100,000	1,235,490
JPMorgan Chase & Co. (Rate is fixed until 04/25/2022, at which point, the rate becomes QL + 94) (Banks)	(c)	2.776%	04/25/2023	1,350,000	1,375,959
JPMorgan Chase & Co. (Banks)		3.125%	01/23/2025	725,000	778,005
JPMorgan Chase & Co. (Rate is fixed until 04/22/2030, at which point, the rate becomes SOFR + 204) (Banks)	(c)	2.522%	04/22/2031	900,000	926,094
JPMorgan Chase & Co. (Rate is fixed until 11/19/2030, at which point, the rate becomes SOFR + 111) (Banks)	(c)	1.764%	11/19/2031	100,000	95,901
JPMorgan Chase & Co. (Rate is fixed until 02/04/2031, at which point, the rate becomes SOFR + 107) (Banks)	(c)	1.953%	02/04/2032	1,710,000	1,660,750
JPMorgan Chase & Co. (Rate is fixed until 04/22/2031, at which point, the rate becomes SOFR + 125) (Banks)	(c)	2.580%	04/22/2032	100,000	102,634
LD Holdings Group LLC (Thrifts & Mortgage Finance)	(a)	6.125%	04/01/2028	25,000	24,969
Liberty Mutual Group, Inc. (Insurance)	(a)	3.951%	10/15/2050	650,000	724,037
Lincoln National Corp. (Insurance)		4.000%	09/01/2023	600,000	643,787
M&T Bank Corp. (Banks)		3.550%	07/26/2023	1,075,000	1,142,189
MetLife, Inc. (Insurance)		4.050%	03/01/2045	575,000	684,993
Morgan Stanley (Capital Markets)		4.100%	05/22/2023	650,000	692,113
Morgan Stanley (Capital Markets)		6.250%	08/09/2026	650,000	803,252
Morgan Stanley (Rate is fixed until 01/24/2028, at which point, the rate becomes QL + 114) (Capital Markets)	(c)	3.772%	01/24/2029	2,050,000	2,300,772
Morgan Stanley (Rate is fixed until 02/13/2031, at which point, the rate becomes SOFR + 103) (Capital Markets)	(c)	1.794%	02/13/2032	825,000	792,670
Morgan Stanley (Rate is fixed until 04/28/2031, at which point, the rate becomes SOFR + 102) (Capital Markets)	(c)	1.928%	04/28/2032	250,000	243,007
Nationwide Mutual Insurance Co. (Insurance)	(a)	4.950%	04/22/2044	460,000	550,042
Navient Corp. (Consumer Finance)		6.500%	06/15/2022	25,000	26,068
Navient Corp. (Consumer Finance)		5.875%	10/25/2024	175,000	188,781
Navient Corp. (Consumer Finance)		4.875%	03/15/2028	100,000	100,500
NFP Corp. (Insurance)	(a)	4.875%	08/15/2028	100,000	101,614
NFP Corp. (Insurance)	(a)	6.875%	08/15/2028	300,000	315,813
Prudential Financial, Inc. (Insurance)		3.700%	03/13/2051	875,000	997,629
Quicken Loans LLC (Thrifts & Mortgage Finance)	(a)	5.250%	01/15/2028	100,000	105,000
Quicken Loans LLC / Quicken Loans Co-Issuer, Inc. (Thrifts & Mortgage Finance)	(a)	3.625%	03/01/2029	150,000	148,125
Quicken Loans LLC / Quicken Loans Co-Issuer, Inc. (Thrifts & Mortgage Finance)	(a)	3.875%	03/01/2031	25,000	25,187
Raymond James Financial, Inc. (Capital Markets)		4.650%	04/01/2030	100,000	119,606
Regions Financial Corp. (Banks)		2.250%	05/18/2025	495,000	515,444
Stifel Financial Corp. (Capital Markets)		4.000%	05/15/2030	200,000	221,524
Synovus Bank (Rate is fixed until 02/10/2022, at which point, the rate becomes SOFR + 95) (Banks)	(c)	2.289%	02/10/2023	750,000	755,799
Toyota Motor Credit Corp. (Consumer Finance)		2.700%	01/11/2023	925,000	958,434
Travelers Cos., Inc. / The (Insurance)		2.550%	04/27/2050	875,000	844,271
Truist Bank (Banks)		3.000%	02/02/2023	2,050,000	2,132,070
U.S. Bancorp (Banks)		1.375%	07/22/2030	1,175,000	1,132,427
United Wholesale Mortgage LLC (Thrifts & Mortgage Finance)	(a)	5.500%	11/15/2025	275,000	284,771
United Wholesale Mortgage LLC (Thrifts & Mortgage Finance)	(a)	5.500%	04/15/2029	50,000	49,988
USI, Inc. (Insurance)	(a)	6.875%	05/01/2025	425,000	430,325
Volkswagen Group of America Finance LLC (Consumer Finance)	(a)	4.250%	11/13/2023	1,350,000	1,459,025
Wells Fargo & Co. (Banks)		3.750%	01/24/2024	1,025,000	1,102,336
Wells Fargo & Co. (Banks)		3.000%	10/23/2026	1,600,000	1,725,449
Wells Fargo & Co. (Rate is fixed until 02/11/2030, at which point, the rate becomes SOFR + 126) (Banks)	(c)	2.572%	02/11/2031	2,125,000	2,199,084
					69,954,227

(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Continued)
Schedule of Investments	June 30, 2021 (Unaudited)
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Health Care–3.8%
Abbott Laboratories (Health Care Equip. & Supplies)		3.750%	11/30/2026	$ 650,000	$ 734,063
AbbVie, Inc. (Biotechnology)		3.200%	11/21/2029	625,000	678,778
Acadia Healthcare Co., Inc. (Health Care Providers & Svs.)	(a)	5.500%	07/01/2028	75,000	80,063
AdaptHealth LLC (Health Care Providers & Svs.)	(a)	4.625%	08/01/2029	25,000	25,313
AHP Health Partners, Inc. (Health Care Providers & Svs.)	(a)	5.750%	07/15/2029	25,000	25,344
Alcon Finance Corp. (Health Care Equip. & Supplies)	(a)	2.600%	05/27/2030	700,000	714,855
Amgen, Inc. (Biotechnology)		3.375%	02/21/2050	675,000	712,660
Astrazeneca Finance LLC (Pharmaceuticals)		2.250%	05/28/2031	325,000	329,665
AstraZeneca PLC (Pharmaceuticals)		2.375%	06/12/2022	125,000	127,365
AstraZeneca PLC (Pharmaceuticals)		3.125%	06/12/2027	1,260,000	1,368,657
Avantor Funding, Inc. (Health Care Equip. & Supplies)	(a)	4.625%	07/15/2028	150,000	158,365
Bausch Health Americas, Inc. (Pharmaceuticals)	(a)	8.500%	01/31/2027	250,000	271,725
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	6.125%	04/15/2025	97,000	99,425
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	5.500%	11/01/2025	50,000	51,300
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	5.000%	01/30/2028	225,000	213,469
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	5.000%	02/15/2029	300,000	279,750
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	6.250%	02/15/2029	250,000	247,262
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	5.250%	02/15/2031	200,000	186,690
Bayer U.S. Finance LLC (Pharmaceuticals)	(a)	3.375%	10/08/2024	1,075,000	1,154,733
Becton Dickinson & Co. (Health Care Equip. & Supplies)		4.685%	12/15/2044	600,000	746,688
Becton Dickinson & Co. (Health Care Equip. & Supplies)		3.794%	05/20/2050	300,000	335,439
Biogen, Inc. (Biotechnology)		3.150%	05/01/2050	1,025,000	1,006,644
Bristol-Myers Squibb Co. (Pharmaceuticals)		0.750%	11/13/2025	345,000	342,001
Bristol-Myers Squibb Co. (Pharmaceuticals)		3.900%	02/20/2028	1,100,000	1,257,889
Bristol-Myers Squibb Co. (Pharmaceuticals)		4.250%	10/26/2049	300,000	378,546
Centene Corp. (Health Care Providers & Svs.)	(a)	5.375%	08/15/2026	150,000	156,750
Centene Corp. (Health Care Providers & Svs.)		4.250%	12/15/2027	450,000	474,187
Centene Corp. (Health Care Providers & Svs.)		3.000%	10/15/2030	150,000	154,092
Charles River Laboratories International, Inc. (Life Sciences Tools & Svs.)	(a)	3.750%	03/15/2029	100,000	101,375
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)	(a)	6.625%	02/15/2025	150,000	158,623
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)	(a)	5.625%	03/15/2027	75,000	80,063
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)	(a)	6.875%	04/15/2029	75,000	78,485
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)	(a)	6.125%	04/01/2030	75,000	76,125
CVS Health Corp. (Health Care Providers & Svs.)		2.875%	06/01/2026	575,000	617,572
CVS Health Corp. (Health Care Providers & Svs.)		4.250%	04/01/2050	1,225,000	1,452,069
Danaher Corp. (Health Care Equip. & Supplies)		2.600%	10/01/2050	870,000	831,884
DaVita, Inc. (Health Care Providers & Svs.)	(a)	4.625%	06/01/2030	125,000	128,528
DENTSPLY SIRONA, Inc. (Health Care Equip. & Supplies)		3.250%	06/01/2030	710,000	759,380
Endo DAC / Endo Finance LLC / Endo Finco, Inc. (Pharmaceuticals)	(a)	9.500%	07/31/2027	5,000	5,100
Endo DAC / Endo Finance LLC / Endo Finco, Inc. (Pharmaceuticals)	(a)	6.000%	06/30/2028	25,000	16,859
Endo Luxembourg Finance Co. I SARL / Endo U.S., Inc. (Pharmaceuticals)	(a)	6.125%	04/01/2029	100,000	98,000
Global Medical Response, Inc. (Health Care Providers & Svs.)	(a)	6.500%	10/01/2025	350,000	360,062
HCA, Inc. (Health Care Providers & Svs.)		5.375%	02/01/2025	100,000	112,800
HCA, Inc. (Health Care Providers & Svs.)		5.375%	09/01/2026	350,000	402,762
HCA, Inc. (Health Care Providers & Svs.)		3.500%	09/01/2030	150,000	159,805
IQVIA, Inc. (Life Sciences Tools & Svs.)	(a)	5.000%	05/15/2027	200,000	209,500
Jaguar Holding Co. II / PPD Development LP (Health Care Providers & Svs.)	(a)	4.625%	06/15/2025	25,000	26,250
Jaguar Holding Co. II / PPD Development LP (Health Care Providers & Svs.)	(a)	5.000%	06/15/2028	25,000	27,098
Jazz Securities DAC (Pharmaceuticals)	(a)	4.375%	01/15/2029	200,000	207,360
Legacy LifePoint Health LLC (Health Care Providers & Svs.)	(a)	6.750%	04/15/2025	150,000	159,847
LifePoint Health, Inc. (Health Care Providers & Svs.)	(a)	5.375%	01/15/2029	100,000	97,500
Mallinckrodt International Finance SA / Mallinckrodt CB LLC (Acquired 05/05/2020, Cost $12,500) (Pharmaceuticals)	(a)(d)	5.625%	10/15/2023	50,000	35,000
MEDNAX, Inc. (Health Care Providers & Svs.)	(a)	6.250%	01/15/2027	25,000	26,469
Merck & Co., Inc. (Pharmaceuticals)		3.400%	03/07/2029	1,300,000	1,456,878
MPH Acquisition Holdings LLC (Health Care Providers & Svs.)	(a)	5.750%	11/01/2028	225,000	226,105
Organon & Co / Organon Foreign Debt Co-Issuer B.V. (Pharmaceuticals)	(a)	5.125%	04/30/2031	200,000	206,040
Par Pharmaceutical, Inc. (Pharmaceuticals)	(a)	7.500%	04/01/2027	14,000	14,313
PerkinElmer, Inc. (Life Sciences Tools & Svs.)		3.300%	09/15/2029	575,000	621,877
PerkinElmer, Inc. (Life Sciences Tools & Svs.)		2.550%	03/15/2031	490,000	502,449
Prestige Brands, Inc. (Pharmaceuticals)	(a)	5.125%	01/15/2028	225,000	236,871
Prestige Brands, Inc. (Pharmaceuticals)	(a)	3.750%	04/01/2031	25,000	24,103
Regeneron Pharmaceuticals, Inc. (Biotechnology)		2.800%	09/15/2050	1,102,000	1,003,431
RegionalCare Hospital Partners Holdings, Inc. / LifePoint Health, Inc. (Health Care Providers & Svs.)	(a)	9.750%	12/01/2026	50,000	53,813
Royalty Pharma PLC (Pharmaceuticals)	(a)	3.550%	09/02/2050	785,000	780,797
Stryker Corp. (Health Care Equip. & Supplies)		3.500%	03/15/2026	600,000	662,345
Syneos Health, Inc. (Life Sciences Tools & Svs.)	(a)	3.625%	01/15/2029	200,000	198,000
Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)		2.050%	03/31/2030	550,000	545,645

(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Continued)
Schedule of Investments	June 30, 2021 (Unaudited)
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Health Care (continued)
Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)		3.025%	07/09/2040	$ 600,000	$ 605,660
Team Health Holdings, Inc. (Health Care Providers & Svs.)	(a)	6.375%	02/01/2025	150,000	142,659
Teleflex, Inc. (Health Care Equip. & Supplies)	(a)	4.250%	06/01/2028	75,000	78,188
Tenet Healthcare Corp. (Health Care Providers & Svs.)		6.750%	06/15/2023	100,000	109,125
Tenet Healthcare Corp. (Health Care Providers & Svs.)		4.625%	07/15/2024	50,000	50,735
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(a)	4.875%	01/01/2026	125,000	129,650
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(a)	6.125%	10/01/2028	125,000	133,205
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(a)	4.250%	06/01/2029	150,000	151,875
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		2.900%	05/15/2050	320,000	323,223
Vizient, Inc. (Health Care Providers & Svs.)	(a)	6.250%	05/15/2027	75,000	79,313
Zoetis, Inc. (Pharmaceuticals)		3.000%	05/15/2050	875,000	902,715
					27,779,249
Industrials–5.6%
Airbus SE (Aerospace & Defense)	(a)	3.150%	04/10/2027	1,100,000	1,182,467
Allegion PLC (Building Products)		3.500%	10/01/2029	1,150,000	1,249,851
Allied Universal Holdco LLC / Allied Universal Finance Corp. (Commercial Svs. & Supplies)	(a)	6.625%	07/15/2026	75,000	79,517
Allied Universal Holdco LLC / Allied Universal Finance Corp. (Commercial Svs. & Supplies)	(a)	9.750%	07/15/2027	125,000	137,656
Allied Universal Holdco LLC / Allied Universal Finance Corp. (Commercial Svs. & Supplies)	(a)	6.000%	06/01/2029	400,000	405,516
American Airlines, Inc. / AAdvantage Loyalty IP Ltd. (Airlines)	(a)	5.500%	04/20/2026	150,000	158,813
American Airlines, Inc. / AAdvantage Loyalty IP Ltd. (Airlines)	(a)	5.750%	04/20/2029	75,000	81,094
American Builders & Contractors Supply Co., Inc. (Trading Companies & Distributors)	(a)	4.000%	01/15/2028	75,000	76,853
BAE Systems PLC (Aerospace & Defense)	(a)	3.000%	09/15/2050	700,000	684,819
BCPE Empire Holdings, Inc. (Commercial Svs. & Supplies)	(a)	7.625%	05/01/2027	225,000	230,422
Boeing Co. / The (Aerospace & Defense)		2.500%	03/01/2025	600,000	621,992
Boeing Co. / The (Aerospace & Defense)		2.196%	02/04/2026	1,025,000	1,034,797
Boeing Co. / The (Aerospace & Defense)		2.950%	02/01/2030	225,000	230,377
Boeing Co. / The (Aerospace & Defense)		5.805%	05/01/2050	975,000	1,312,965
Brink's Co. / The (Commercial Svs. & Supplies)	(a)	5.500%	07/15/2025	25,000	26,547
Burlington Northern Santa Fe LLC (Road & Rail)		3.000%	04/01/2025	475,000	511,429
Canadian Pacific Railway Co. (Road & Rail)		2.050%	03/05/2030	175,000	174,175
Carrier Global Corp. (Building Products)		2.722%	02/15/2030	80,000	82,937
Carrier Global Corp. (Building Products)		2.700%	02/15/2031	565,000	581,733
Carrier Global Corp. (Building Products)		3.577%	04/05/2050	800,000	848,373
Clarivate Science Holdings Corp. (Professional Svs.)	(a)	4.875%	06/30/2029	125,000	128,281
CNH Industrial N.V. (Machinery)		3.850%	11/15/2027	1,100,000	1,217,913
Core & Main LP (Commercial Svs. & Supplies)	(a)	6.125%	08/15/2025	50,000	51,000
Cornerstone Building Brands, Inc. (Building Products)	(a)	6.125%	01/15/2029	175,000	187,687
CP Atlas Buyer, Inc. (Building Products)	(a)	7.000%	12/01/2028	175,000	181,344
Dun & Bradstreet Corp. / The (Professional Svs.)	(a)	10.250%	02/15/2027	210,000	231,888
Equifax, Inc. (Professional Svs.)		2.600%	12/15/2025	1,025,000	1,078,732
ERAC U.S.A. Finance LLC (Road & Rail)	(a)	3.850%	11/15/2024	1,350,000	1,471,650
Experian Finance PLC (Professional Svs.)	(a)	4.250%	02/01/2029	650,000	737,616
FedEx Corp. (Air Freight & Logistics)		4.250%	05/15/2030	300,000	349,292
FedEx Corp. (Air Freight & Logistics)		4.050%	02/15/2048	600,000	688,686
Foundation Building Materials, Inc. (Trading Companies & Distributors)	(a)	6.000%	03/01/2029	250,000	247,500
Garda World Security Corp. (Commercial Svs. & Supplies)	(a)	4.625%	02/15/2027	75,000	75,375
Garda World Security Corp. (Commercial Svs. & Supplies)	(a)	6.000%	06/01/2029	175,000	173,687
GE Capital International Funding Co. Unlimited Co. (Industrial Conglomerates)		4.418%	11/15/2035	900,000	1,078,633
General Dynamics Corp. (Aerospace & Defense)		1.150%	06/01/2026	670,000	672,477
GXO Logistics, Inc. (Air Freight & Logistics)	(a)	1.650%	07/15/2026	685,000	681,548
GXO Logistics, Inc. (Air Freight & Logistics)	(a)	2.650%	07/15/2031	670,000	664,620
GYP Holdings III Corp. (Building Products)	(a)	4.625%	05/01/2029	75,000	75,281
H&E Equipment Services, Inc. (Trading Companies & Distributors)	(a)	3.875%	12/15/2028	150,000	147,600
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd. (Airlines)	(a)	5.750%	01/20/2026	25,000	26,840
Honeywell International, Inc. (Industrial Conglomerates)		1.350%	06/01/2025	390,000	397,191
Honeywell International, Inc. (Industrial Conglomerates)		2.800%	06/01/2050	270,000	277,578
Huntington Ingalls Industries, Inc. (Aerospace & Defense)		3.483%	12/01/2027	1,175,000	1,282,645
IHS Markit Ltd. (Professional Svs.)		4.750%	08/01/2028	725,000	854,847
Interface, Inc. (Commercial Svs. & Supplies)	(a)	5.500%	12/01/2028	25,000	26,150
Kansas City Southern (Road & Rail)		3.500%	05/01/2050	675,000	711,431
KAR Auction Services, Inc. (Commercial Svs. & Supplies)	(a)	5.125%	06/01/2025	225,000	230,895
Lennox International, Inc. (Building Products)		3.000%	11/15/2023	1,125,000	1,179,058
Lockheed Martin Corp. (Aerospace & Defense)		2.900%	03/01/2025	775,000	830,782
Madison IAQ LLC (Commercial Svs. & Supplies)	(a)	4.125%	06/30/2028	25,000	25,250
Madison IAQ LLC (Commercial Svs. & Supplies)	(a)	5.875%	06/30/2029	125,000	127,188
Masco Corp. (Building Products)		3.500%	11/15/2027	650,000	713,746
Nielsen Finance LLC / Nielsen Finance Co. (Professional Svs.)	(a)	5.625%	10/01/2028	75,000	79,207
Nielsen Finance LLC / Nielsen Finance Co. (Professional Svs.)	(a)	4.500%	07/15/2029	50,000	50,140

(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Continued)
Schedule of Investments	June 30, 2021 (Unaudited)
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Industrials (continued)
Nielsen Finance LLC / Nielsen Finance Co. (Professional Svs.)	(a)	5.875%	10/01/2030	$ 150,000	$ 163,263
Northrop Grumman Corp. (Aerospace & Defense)		3.250%	01/15/2028	1,175,000	1,283,389
Otis Worldwide Corp. (Machinery)		3.112%	02/15/2040	825,000	852,692
Penske Truck Leasing Co. LP / PTL Finance Corp. (Road & Rail)	(a)	3.450%	07/01/2024	1,000,000	1,072,239
Penske Truck Leasing Co. LP / PTL Finance Corp. (Road & Rail)	(a)	1.700%	06/15/2026	600,000	603,968
Roper Technologies, Inc. (Industrial Conglomerates)		2.800%	12/15/2021	325,000	328,085
Roper Technologies, Inc. (Industrial Conglomerates)		1.000%	09/15/2025	1,025,000	1,019,811
Ryder System, Inc. (Road & Rail)		3.400%	03/01/2023	1,050,000	1,097,306
Sensata Technologies, Inc. (Electrical Equip.)	(a)	4.375%	02/15/2030	25,000	26,346
Sensata Technologies, Inc. (Electrical Equip.)	(a)	3.750%	02/15/2031	75,000	74,162
Solaris Midstream Holdings LLC (Commercial Svs. & Supplies)	(a)	7.625%	04/01/2026	75,000	79,500
Southwest Airlines Co. (Airlines)		5.250%	05/04/2025	1,075,000	1,226,548
Southwest Airlines Co. (Airlines)		5.125%	06/15/2027	350,000	411,765
Standard Industries, Inc. (Building Products)	(a)	5.000%	02/15/2027	375,000	388,359
Standard Industries, Inc. (Building Products)	(a)	3.375%	01/15/2031	50,000	47,861
Stena International SA (Transportation Infrastructure)	(a)	6.125%	02/01/2025	200,000	208,000
Tempo Acquisition LLC / Tempo Acquisition Finance Corp. (Professional Svs.)	(a)	6.750%	06/01/2025	100,000	101,688
Terex Corp. (Machinery)	(a)	5.000%	05/15/2029	75,000	78,188
Textron, Inc. (Aerospace & Defense)		3.650%	03/15/2027	1,000,000	1,107,773
TransDigm, Inc. (Aerospace & Defense)	(a)	6.250%	03/15/2026	275,000	290,125
TransDigm, Inc. (Aerospace & Defense)		5.500%	11/15/2027	375,000	390,937
TransDigm, Inc. (Aerospace & Defense)	(a)	4.625%	01/15/2029	25,000	25,009
TransDigm, Inc. (Aerospace & Defense)	(a)	4.875%	05/01/2029	50,000	50,475
Trident TPI Holdings, Inc. (Machinery)	(a)	9.250%	08/01/2024	250,000	261,250
United Rentals North America, Inc. (Trading Companies & Distributors)		4.875%	01/15/2028	200,000	212,100
United Rentals North America, Inc. (Trading Companies & Distributors)		5.250%	01/15/2030	50,000	54,770
United Rentals North America, Inc. (Trading Companies & Distributors)		3.875%	02/15/2031	25,000	25,438
Valmont Industries, Inc. (Construction & Engineering)		5.000%	10/01/2044	40,000	48,423
Valmont Industries, Inc. (Construction & Engineering)		5.250%	10/01/2054	265,000	329,190
Verisk Analytics, Inc. (Professional Svs.)		4.125%	03/15/2029	600,000	680,559
Vertical Holdco GmbH (Building Products)	(a)	7.625%	07/15/2028	200,000	217,038
Watco Cos. LLC / Watco Finance Corp. (Road & Rail)	(a)	6.500%	06/15/2027	150,000	160,500
WESCO Distribution, Inc. (Trading Companies & Distributors)	(a)	7.125%	06/15/2025	75,000	81,053
WESCO Distribution, Inc. (Trading Companies & Distributors)	(a)	7.250%	06/15/2028	175,000	194,924
Westinghouse Air Brake Technologies Corp. (Machinery)		3.200%	06/15/2025	300,000	319,050
White Cap Buyer LLC (Building Products)	(a)	6.875%	10/15/2028	150,000	160,538
White Cap Parent LLC (Building Products)	(a)(b)	8.250%, 9.000% PIK	03/15/2026	75,000	77,600
Xylem, Inc. (Machinery)		2.250%	01/30/2031	655,000	659,367
					41,075,380
Information Technology–2.9%
Apple, Inc. (Tech. Hardware, Storage & Periph.)		2.900%	09/12/2027	600,000	653,520
Apple, Inc. (Tech. Hardware, Storage & Periph.)		2.375%	02/08/2041	375,000	363,582
Banff Merger Sub, Inc. (IT Svs.)	(a)	9.750%	09/01/2026	250,000	263,125
BBVA U.S.A. (IT Svs.)		3.875%	04/10/2025	725,000	798,790
Black Knight InfoServ LLC (IT Svs.)	(a)	3.625%	09/01/2028	75,000	74,622
Booz Allen Hamilton, Inc. (IT Svs.)	(a)	4.000%	07/01/2029	50,000	51,125
Broadcom, Inc. (Semiconductors & Equip.)		4.150%	11/15/2030	300,000	336,425
Broadcom, Inc. (Semiconductors & Equip.)	(a)	3.419%	04/15/2033	1,060,000	1,113,174
Broadcom, Inc. (Semiconductors & Equip.)	(a)	3.750%	02/15/2051	325,000	339,270
BY Crown Parent LLC (Software)	(a)	7.375%	10/15/2024	50,000	50,900
BY Crown Parent LLC / BY Bond Finance, Inc. (Software)	(a)	4.250%	01/31/2026	25,000	26,188
CDW LLC / CDW Finance Corp. (Electronic Equip., Instr. & Comp.)		4.125%	05/01/2025	75,000	78,375
CDW LLC / CDW Finance Corp. (Electronic Equip., Instr. & Comp.)		4.250%	04/01/2028	25,000	26,250
Cisco Systems, Inc. (Communications Equip.)		3.625%	03/04/2024	825,000	892,453
Dell International LLC / EMC Corp. (Computers & Peripherals)	(a)	7.125%	06/15/2024	250,000	256,425
Dell International LLC / EMC Corp. (Computers & Peripherals)		5.850%	07/15/2025	1,025,000	1,202,545
Diebold Nixdorf, Inc. (Tech. Hardware, Storage & Periph.)	(a)	9.375%	07/15/2025	75,000	83,156
Elastic N.V. (Software)	(a)	4.125%	07/15/2029	50,000	50,000
Entegris, Inc. (Semiconductors & Equip.)	(a)	3.625%	05/01/2029	75,000	75,938
Fidelity National Information Services, Inc. (IT Svs.)		3.100%	03/01/2041	305,000	312,432
Fiserv, Inc. (IT Svs.)		3.800%	10/01/2023	450,000	481,607
Fiserv, Inc. (IT Svs.)		3.500%	07/01/2029	600,000	660,205
Fortinet, Inc. (Software)		1.000%	03/15/2026	670,000	663,736
Gartner, Inc. (IT Svs.)	(a)	4.500%	07/01/2028	25,000	26,403
Global Payments, Inc. (IT Svs.)		1.200%	03/01/2026	660,000	653,697
Go Daddy Operating Co. LLC / GD Finance Co., Inc. (IT Svs.)	(a)	5.250%	12/01/2027	150,000	157,500
Helios Software Holdings Inc / ION Corporate Solutions Finance SARL (Software)	(a)	4.625%	05/01/2028	200,000	195,764
INEOS Quattro Finance 2 PLC (Software)	(a)	3.375%	01/15/2026	200,000	202,646

(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Continued)
Schedule of Investments	June 30, 2021 (Unaudited)
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Information Technology (continued)
Keysight Technologies, Inc. (Electronic Equip., Instr. & Comp.)		3.000%	10/30/2029	$ 750,000	$ 792,947
Leidos, Inc. (IT Svs.)		3.625%	05/15/2025	345,000	374,911
Leidos, Inc. (IT Svs.)		4.375%	05/15/2030	800,000	908,424
LogMeIn, Inc. (Software)	(a)	5.500%	09/01/2027	150,000	155,257
Micron Technology, Inc. (Semiconductors & Equip.)		2.497%	04/24/2023	600,000	620,172
Micron Technology, Inc. (Semiconductors & Equip.)		4.663%	02/15/2030	750,000	871,763
Microsoft Corp. (Software)		2.375%	05/01/2023	1,200,000	1,240,111
NCR Corp. (Tech. Hardware, Storage & Periph.)	(a)	8.125%	04/15/2025	75,000	82,012
NCR Corp. (Tech. Hardware, Storage & Periph.)	(a)	5.750%	09/01/2027	50,000	52,906
NCR Corp. (Tech. Hardware, Storage & Periph.)	(a)	5.000%	10/01/2028	25,000	25,852
NCR Corp. (Tech. Hardware, Storage & Periph.)	(a)	5.125%	04/15/2029	25,000	25,781
NCR Corp. (Tech. Hardware, Storage & Periph.)	(a)	5.250%	10/01/2030	100,000	103,750
Nuance Communications, Inc. (Software)		5.625%	12/15/2026	25,000	26,045
ON Semiconductor Corp. (Semiconductors & Equip.)	(a)	3.875%	09/01/2028	75,000	77,261
Open Text Corp. (Software)	(a)	3.875%	02/15/2028	75,000	76,035
Oracle Corp. (Software)		3.600%	04/01/2050	2,000,000	2,053,705
PTC, Inc. (Software)	(a)	4.000%	02/15/2028	25,000	25,825
Qorvo, Inc. (Semiconductors & Equip.)		4.375%	10/15/2029	150,000	163,458
Qorvo, Inc. (Semiconductors & Equip.)	(a)	3.375%	04/01/2031	25,000	26,056
Rocket Software, Inc. (Software)	(a)	6.500%	02/15/2029	200,000	198,456
Science Applications International Corp. (IT Svs.)	(a)	4.875%	04/01/2028	75,000	78,656
Seagate HDD Cayman (Tech. Hardware, Storage & Periph.)	(a)	3.125%	07/15/2029	25,000	24,223
Skyworks Solutions, Inc. (Semiconductors & Equip.)		1.800%	06/01/2026	50,000	50,630
SS&C Technologies, Inc. (Software)	(a)	5.500%	09/30/2027	175,000	185,447
Synaptics, Inc. (Semiconductors & Equip.)	(a)	4.000%	06/15/2029	25,000	25,125
TTM Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a)	4.000%	03/01/2029	75,000	75,455
VeriSign, Inc. (IT Svs.)		2.700%	06/15/2031	660,000	670,514
Veritas U.S., Inc. / Veritas Bermuda Ltd. (Software)	(a)	7.500%	09/01/2025	225,000	234,281
Visa, Inc. (IT Svs.)		2.050%	04/15/2030	950,000	976,126
Vontier Corp. (Electronic Equip., Instr. & Comp.)	(a)	1.800%	04/01/2026	665,000	660,505
					20,971,542
Materials–1.7%
Albemarle Corp. (Chemicals)		4.150%	12/01/2024	375,000	410,285
Albemarle Corp. (Chemicals)		5.450%	12/01/2044	375,000	474,129
Anglo American Capital PLC (Metals & Mining)	(a)	2.875%	03/17/2031	1,175,000	1,201,166
ARD Finance SA (Containers & Packaging)	(a)(b)	6.500%, 7.250% PIK	06/30/2027	400,000	420,000
Ardagh Packaging Finance PLC / Ardagh Holdings U.S.A., Inc. (Containers & Packaging)	(a)	5.250%	08/15/2027	200,000	204,000
Ardagh Packaging Finance PLC / Ardagh Holdings U.S.A., Inc. (Containers & Packaging)	(a)	4.000%	09/01/2029	200,000	198,315
Axalta Coating Systems LLC / Axalta Coating Systems Dutch Holding B B.V. (Chemicals)	(a)	4.750%	06/15/2027	150,000	157,125
Berry Global, Inc. (Containers & Packaging)	(a)	5.625%	07/15/2027	100,000	105,759
Carpenter Technology Corp. (Metals & Mining)		4.450%	03/01/2023	300,000	313,504
Clearwater Paper Corp. (Paper & Forest Products)	(a)	4.750%	08/15/2028	200,000	199,250
Cleveland-Cliffs, Inc. (Metals & Mining)	(a)	4.625%	03/01/2029	75,000	78,920
Cleveland-Cliffs, Inc. (Metals & Mining)	(a)	4.875%	03/01/2031	175,000	183,750
Coeur Mining, Inc. (Metals & Mining)	(a)	5.125%	02/15/2029	75,000	74,250
Compass Minerals International, Inc. (Metals & Mining)	(a)	4.875%	07/15/2024	175,000	180,687
Compass Minerals International, Inc. (Metals & Mining)	(a)	6.750%	12/01/2027	75,000	80,625
Element Solutions, Inc. (Chemicals)	(a)	3.875%	09/01/2028	25,000	25,508
Flex Acquisition Co., Inc. (Containers & Packaging)	(a)	6.875%	01/15/2025	300,000	304,500
Flex Acquisition Co., Inc. (Containers & Packaging)	(a)	7.875%	07/15/2026	100,000	104,000
Freeport-McMoRan, Inc. (Metals & Mining)		5.000%	09/01/2027	50,000	52,813
Freeport-McMoRan, Inc. (Metals & Mining)		5.400%	11/14/2034	25,000	30,195
Glencore Funding LLC (Metals & Mining)	(a)	1.625%	04/27/2026	600,000	602,038
Glencore Funding LLC (Metals & Mining)	(a)	3.875%	04/27/2051	300,000	314,161
Graphic Packaging International LLC (Containers & Packaging)	(a)	3.500%	03/01/2029	25,000	24,768
HB Fuller Co. (Chemicals)		4.250%	10/15/2028	25,000	25,838
Herens Holdco SARL (Chemicals)	(a)	4.750%	05/15/2028	200,000	199,000
Hexion, Inc. (Chemicals)	(a)	7.875%	07/15/2027	75,000	80,906
Illuminate Buyer LLC / Illuminate Holdings IV, Inc. (Chemicals)	(a)	9.000%	07/01/2028	175,000	195,128
International Flavors & Fragrances, Inc. (Chemicals)	(a)	1.832%	10/15/2027	900,000	897,443
Koppers, Inc. (Chemicals)	(a)	6.000%	02/15/2025	225,000	232,200
Mauser Packaging Solutions Holding Co. (Containers & Packaging)	(a)	5.500%	04/15/2024	25,000	25,250
Mauser Packaging Solutions Holding Co. (Containers & Packaging)	(a)	7.250%	04/15/2025	25,000	24,500
Owens-Brockway Glass Container, Inc. (Containers & Packaging)	(a)	5.375%	01/15/2025	150,000	159,375
Owens-Brockway Glass Container, Inc. (Containers & Packaging)	(a)	6.625%	05/13/2027	75,000	81,562
Packaging Corp. of America (Containers & Packaging)		3.650%	09/15/2024	1,175,000	1,268,966
Polar U.S. Borrower LLC / Schenectady International Group, Inc. (Chemicals)	(a)	6.750%	05/15/2026	175,000	175,219
PPL Capital Funding, Inc. (Chemicals)		3.100%	05/15/2026	200,000	215,011

(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Continued)
Schedule of Investments	June 30, 2021 (Unaudited)
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Materials (continued)
PQ Corp. (Chemicals)	(a)	5.750%	12/15/2025	$ 25,000	$ 25,656
Reliance Steel & Aluminum Co. (Metals & Mining)		4.500%	04/15/2023	1,060,000	1,122,227
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer SA (Containers & Packaging)	(a)	4.000%	10/15/2027	50,000	49,654
RPM International, Inc. (Chemicals)		4.550%	03/01/2029	575,000	659,078
SRS Distribution, Inc. (Construction Materials)	(a)	6.125%	07/01/2029	100,000	102,911
Trivium Packaging Finance B.V. (Containers & Packaging)	(a)	8.500%	08/15/2027	200,000	217,440
W.R. Grace & Co.-Conn (Chemicals)	(a)	4.875%	06/15/2027	25,000	26,508
WRKCo, Inc. (Containers & Packaging)		4.000%	03/15/2028	725,000	818,581
					12,342,201
Real Estate–1.9%
Alexandria Real Estate Equities, Inc. (Equity REIT)		1.875%	02/01/2033	1,430,000	1,351,787
American Tower Corp. (Equity REIT)		2.900%	01/15/2030	625,000	657,625
American Tower Corp. (Equity REIT)		2.950%	01/15/2051	660,000	630,133
AvalonBay Communities, Inc. (Equity REIT)		3.350%	05/15/2027	1,125,000	1,233,577
Boston Properties LP (Equity REIT)		3.650%	02/01/2026	1,300,000	1,432,453
Camden Property Trust (Equity REIT)		2.800%	05/15/2030	600,000	635,801
Crown Castle International Corp. (Equity REIT)		2.250%	01/15/2031	405,000	399,746
Crown Castle International Corp. (Equity REIT)		3.250%	01/15/2051	750,000	745,560
Cushman & Wakefield U.S. Borrower LLC (Real Estate Mgmt. & Development)	(a)	6.750%	05/15/2028	75,000	80,884
Healthcare Trust of America Holdings LP (Equity REIT)		2.000%	03/15/2031	725,000	700,154
Kimco Realty Corp. (Equity REIT)		2.700%	10/01/2030	750,000	770,349
Mid-America Apartments LP (Equity REIT)		4.000%	11/15/2025	1,125,000	1,248,934
Regency Centers LP (Equity REIT)		2.950%	09/15/2029	1,100,000	1,158,372
UDR, Inc. (Equity REIT)		3.500%	01/15/2028	1,125,000	1,229,227
VICI Properties LP / VICI Note Co., Inc. (Equity REIT)	(a)	4.250%	12/01/2026	150,000	156,033
Welltower, Inc. (Equity REIT)		4.250%	04/01/2026	675,000	761,279
WP Carey, Inc. (Equity REIT)		3.850%	07/15/2029	750,000	830,088
WP Carey, Inc. (Equity REIT)		2.400%	02/01/2031	120,000	119,371
					14,141,373
Utilities–2.0%
Ameren Corp. (Multi-Utilities)		1.750%	03/15/2028	1,500,000	1,484,319
AmeriGas Partners LP / AmeriGas Finance Corp. (Gas Utilities)		5.500%	05/20/2025	150,000	164,625
AmeriGas Partners LP / AmeriGas Finance Corp. (Gas Utilities)		5.750%	05/20/2027	25,000	27,875
Berkshire Hathaway Energy Co. (Multi-Utilities)		4.050%	04/15/2025	250,000	277,585
Black Hills Corp. (Multi-Utilities)		2.500%	06/15/2030	370,000	376,600
Calpine Corp. (Ind. Power & Renewable Elec.)	(a)	5.250%	06/01/2026	50,000	51,438
Calpine Corp. (Ind. Power & Renewable Elec.)	(a)	5.000%	02/01/2031	150,000	149,250
Calpine Corp. (Ind. Power & Renewable Elec.)	(a)	3.750%	03/01/2031	75,000	71,426
Dominion Energy, Inc. (Multi-Utilities)		1.450%	04/15/2026	670,000	674,729
Duke Energy Corp. (Electric Utilities)		3.750%	09/01/2046	650,000	694,250
Duke Energy Corp. (Electric Utilities)		4.200%	06/15/2049	725,000	818,564
Emera U.S. Finance LP (Electric Utilities)		3.550%	06/15/2026	600,000	655,320
Emera U.S. Finance LP (Electric Utilities)		4.750%	06/15/2046	600,000	712,578
Eversource Energy (Electric Utilities)		3.350%	03/15/2026	670,000	724,345
Exelon Corp. (Electric Utilities)		4.050%	04/15/2030	1,175,000	1,338,251
FirstEnergy Corp. (Electric Utilities)		2.650%	03/01/2030	250,000	248,992
National Fuel Gas Co. (Gas Utilities)		5.500%	01/15/2026	750,000	867,768
National Fuel Gas Co. (Gas Utilities)		2.950%	03/01/2031	520,000	523,017
NextEra Energy Capital Holdings, Inc. (Electric Utilities)		2.750%	05/01/2025	610,000	647,859
NextEra Energy Capital Holdings, Inc. (Electric Utilities)		3.550%	05/01/2027	600,000	662,462
NextEra Energy Capital Holdings, Inc. (Electric Utilities)		2.250%	06/01/2030	600,000	604,682
NRG Energy, Inc. (Electric Utilities)		5.750%	01/15/2028	150,000	159,750
NRG Energy, Inc. (Electric Utilities)	(a)	3.625%	02/15/2031	25,000	24,568
Pattern Energy Operations LP / Pattern Energy Operations, Inc. (Ind. Power & Renewable Elec.)	(a)	4.500%	08/15/2028	25,000	25,880
Puget Energy, Inc. (Electric Utilities)	(a)	2.379%	06/15/2028	685,000	692,005
Southern Co. / The (Rate is fixed until 01/15/2026, at which point, the rate becomes H15T5Y + 373) (Electric Utilities)	(c)	4.000%	01/15/2051	1,350,000	1,427,625
Suburban Propane Partners LP / Suburban Energy Finance Corp. (Gas Utilities)		5.875%	03/01/2027	100,000	104,990
TerraForm Power Operating LLC (Ind. Power & Renewable Elec.)	(a)	5.000%	01/31/2028	250,000	264,687
Vistra Operations Co. LLC (Ind. Power & Renewable Elec.)	(a)	5.500%	09/01/2026	175,000	180,469
Vistra Operations Co. LLC (Ind. Power & Renewable Elec.)	(a)	4.375%	05/01/2029	25,000	25,125
WEC Energy Group, Inc. (Multi-Utilities)		0.800%	03/15/2024	220,000	220,507
					14,901,541
Total Corporate Bonds (Cost $309,868,337)					$313,162,943

(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Continued)
Schedule of Investments	June 30, 2021 (Unaudited)
U.S. Treasury Obligations–26.0%		Rate	Maturity	Face Amount	Value
U.S. Treasury Note		0.125%	04/30/2022	$10,050,000	$ 10,053,141
U.S. Treasury Note		0.125%	06/30/2022	1,400,000	1,400,328
U.S. Treasury Note		0.125%	12/31/2022	1,000,000	999,141
U.S. Treasury Note		0.125%	03/31/2023	1,275,000	1,273,058
U.S. Treasury Note		0.250%	04/15/2023	5,500,000	5,503,008
U.S. Treasury Note		0.125%	04/30/2023	3,000,000	2,994,375
U.S. Treasury Note		0.125%	06/30/2023	36,000,000	35,914,219
U.S. Treasury Note		0.250%	05/15/2024	7,500,000	7,458,984
U.S. Treasury Note		0.375%	04/30/2025	9,900,000	9,793,652
U.S. Treasury Note		0.375%	12/31/2025	3,000,000	2,943,164
U.S. Treasury Note		0.875%	06/30/2026	25,000,000	24,988,281
U.S. Treasury Note	(e)	0.500%	04/30/2027	3,200,000	3,103,625
U.S. Treasury Note		1.250%	03/31/2028	575,000	577,269
U.S. Treasury Note		1.250%	06/30/2028	16,000,000	16,025,000
U.S. Treasury Note		1.125%	02/15/2031	405,000	393,166
U.S. Treasury Note		1.625%	05/15/2031	11,000,000	11,168,437
U.S. Treasury Note		1.375%	11/15/2040	525,000	471,598
U.S. Treasury Note		1.875%	02/15/2041	180,000	176,203
U.S. Treasury Note		2.250%	05/15/2041	8,300,000	8,635,891
U.S. Treasury Note		2.000%	02/15/2050	3,750,000	3,684,082
U.S. Treasury Note		1.875%	02/15/2051	3,940,000	3,760,237
U.S. Treasury Note		2.375%	05/15/2051	16,000,000	17,082,500
United States Treasury Inflation Indexed Bond		0.125%	04/15/2026	6,617,260	7,197,994
United States Treasury Inflation Indexed Bond		0.125%	07/15/2030	1,692,113	1,866,523
United States Treasury Inflation Indexed Bond		0.125%	01/15/2031	4,922,880	5,417,155
United States Treasury Inflation Indexed Bond		0.250%	02/15/2050	2,518,241	2,848,334
United States Treasury Inflation Indexed Bond		0.125%	02/15/2051	4,101,880	4,502,561
Total U.S. Treasury Obligations (Cost $190,984,569)					$190,231,926

U.S. Government Agency Mortgage-Backed Securities–17.4%	Rate	Maturity	Face Amount	Value
Fannie Mae Pool FN BM4333	3.500%	12/01/2047	$ 1,795,555	$ 1,926,475
Fannie Mae Pool FN BN6715	4.000%	06/01/2049	4,992,353	5,099,012
Fannie Mae Pool FN BP2797	2.500%	05/01/2050	1,935,813	2,004,085
Fannie Mae Pool FN BP6700	2.500%	09/01/2050	4,976,132	5,090,146
Fannie Mae Pool FN BP8188	2.000%	09/01/2050	6,974,926	7,033,540
Fannie Mae Pool FN BR1844	2.500%	01/01/2051	1,482,084	1,538,052
Fannie Mae Pool FN CA4574	4.000%	08/01/2049	3,650,951	3,590,447
Fannie Mae Pool FN CA4819	4.000%	12/01/2049	1,618,053	1,755,681
Fannie Mae Pool FN CA5348	3.500%	03/01/2050	2,765,654	2,951,203
Fannie Mae Pool FN CA6998	3.000%	09/01/2050	4,890,025	4,918,722
Fannie Mae Pool FN CA7231	2.500%	10/01/2050	918,384	951,593
Fannie Mae Pool FN CA8118	2.000%	12/01/2050	2,163,680	2,187,848
Fannie Mae Pool FN FM2778	3.000%	03/01/2050	3,184,175	3,368,009
Fannie Mae Pool FN FM3734	3.500%	09/01/2049	1,619,085	1,748,205
Fannie Mae Pool FN FM3919	4.000%	05/01/2049	1,211,425	1,300,298
Fannie Mae Pool FN FM4122	2.000%	08/01/2050	7,344,741	7,425,967
Fannie Mae Pool FN FM4317	3.000%	09/01/2050	5,014,739	4,989,638
Fannie Mae Pool FN FM4532	3.000%	09/01/2050	4,904,242	4,978,595
Fannie Mae Pool FN FM5815	2.500%	12/01/2035	5,053,326	5,185,391
Fannie Mae Pool FN FM6708	2.500%	01/01/2051	4,924,429	4,985,340
Fannie Mae Pool FN FM7293	2.500%	05/01/2051	1,493,428	1,549,568
Fannie Mae Pool FN FM7502	3.500%	06/01/2050	4,873,811	4,865,657
Fannie Mae Pool FN FM7554	3.500%	04/01/2050	5,000,176	4,918,055
Fannie Mae Pool FN FM7706	3.500%	08/01/2050	5,000,000	5,149,263
Fannie Mae Pool FN MA4119	2.000%	09/01/2050	1,117,625	1,129,193
Fannie Mae Pool FN MA4138	1.500%	09/01/2050	4,914,139	4,774,351
Fannie Mae Pool FN MA4403	2.000%	07/01/2036	5,000,000	5,161,353
Freddie Mac Pool FR QB4932	1.500%	11/01/2050	979,314	960,442
Freddie Mac Pool FR RA3357	2.000%	08/01/2050	1,465,117	1,480,419
Freddie Mac Pool FR RA3575	2.000%	09/01/2050	7,091,217	7,118,615
Freddie Mac Pool FR RA3611	2.500%	09/01/2050	5,096,189	5,186,097
Freddie Mac Pool FR SD0451	3.000%	10/01/2050	2,471,144	2,609,111
Freddie Mac Pool FR SD7505	4.500%	08/01/2049	1,258,447	1,385,891
Freddie Mac Pool FR SD7514	3.500%	04/01/2050	2,266,846	2,434,551
Freddie Mac Pool FR SD8135	2.500%	03/01/2051	732,238	758,062
Freddie Mac Pool FR SD8141	2.500%	04/01/2051	1,479,718	1,532,456
Freddie Mac Pool FR ZT1257	3.000%	01/01/2046	959,437	1,030,721
Ginnie Mae II Pool G2 MA6866	3.000%	09/20/2050	2,455,124	2,563,273
Total U.S. Government Agency Mortgage-Backed Securities (Cost $127,948,472)				$127,635,325

(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Continued)
Schedule of Investments	June 30, 2021 (Unaudited)
Investment Companies–9.3%		Shares	Value
Federated Hermes Core Trust - Bank Loan Core Fund (Acquired 05/01/2020 through 06/28/2021, Cost $17,850,000)	(f)(g)	1,874,699	$ 18,165,835
Federated Hermes Core Trust - Emerging Markets Core Fund (Acquired 05/01/2020 through 06/28/2021, Cost $27,084,522)	(f)(g)	2,700,431	27,733,427
Federated Hermes Core Trust III - Project and Trade Finance Core Fund (Acquired 05/01/2020 through 06/28/2021, Cost $21,725,000)	(g)(h)	2,465,645	21,870,271
Total Investment Companies (Cost $66,659,522)			$ 67,769,533

Asset-Backed / Mortgage-Backed Securities–1.5%		Rate	Maturity	Face Amount	Value
Financials–1.5%
AmeriCredit Automobile Receivables Trust 2020-2 D		2.130%	03/18/2026	$ 180,000	$ 184,579
AmeriCredit Automobile Receivables Trust 2020-3 D		1.490%	09/18/2026	175,000	176,408
Benchmark 2020-B19 A5		1.850%	09/15/2053	1,150,000	1,135,926
Benchmark 2021-B26 A2		1.957%	06/15/2054	520,000	534,634
Carmax Auto Owner Trust 2021-1 D		1.280%	07/15/2027	100,000	99,415
Chesapeake Funding II LLC 2020-1A D	(a)	2.830%	08/16/2032	150,000	155,676
Ford Credit Auto Lease Trust 2020-B C		1.700%	02/15/2025	335,000	341,572
Ford Credit Floorplan Master Owner Trust A 2020-1 D		2.120%	09/15/2025	395,000	404,264
Freddie Mac Multifamily Structured Pass Through Certificates K108 A2		1.517%	03/25/2030	400,000	400,978
Freddie Mac Multifamily Structured Pass Through Certificates K109 A2		1.558%	04/25/2030	400,000	401,997
GM Financial Automobile Leasing Trust 2020-2 C		2.560%	07/22/2024	375,000	386,962
GM Financial Consumer Automobile Receivables Trust 2020-3 C		1.370%	01/16/2026	180,000	183,337
GM Financial Consumer Automobile Receivables Trust 2020-3 D		1.910%	09/16/2027	400,000	410,406
GMF Floorplan Owner Revolving Trust 2020-1 C	(a)	1.480%	08/15/2025	100,000	101,511
HPEFS Equipment Trust 2020-2A C	(a)	2.000%	07/22/2030	525,000	535,610
HPEFS Equipment Trust 2020-2A D	(a)	2.790%	07/22/2030	750,000	774,050
Hyundai Auto Receivables Trust 2020-B C		1.600%	12/15/2026	150,000	152,622
MMAF Equipment Finance LLC 2020-A A5	(a)	1.560%	10/09/2042	750,000	754,844
Navient Private Education Refi Loan Trust 2020-FA A	(a)	1.220%	07/15/2069	300,617	302,360
Navistar Financial Dealer Note Master Trust 2020-1 D	(a)	ML + 290	07/25/2025	275,000	278,060
PFS Financing Corp. 2020-G B	(a)	1.570%	02/15/2026	310,000	313,736
Santander Consumer Auto Receivables Trust 2020-BA D	(a)	2.140%	12/15/2026	200,000	202,439
Santander Drive Auto Receivables Trust 2020-2 D		2.220%	09/15/2026	450,000	460,598
Santander Drive Auto Receivables Trust 2020-3 D		1.640%	11/16/2026	750,000	759,588
Sierra Timeshare 2020-2A A	(a)	1.330%	07/20/2037	459,422	461,808
SMB Private Education Loan Trust 2020-B A1A	(a)	1.290%	07/15/2053	666,278	668,401
Tesla Auto Lease Trust 2020-A C	(a)	1.680%	02/20/2024	330,000	334,809
Tesla Auto Lease Trust 2020-A D	(a)	2.330%	02/20/2024	100,000	102,584
World Omni Select Auto Trust 2020-A D		1.700%	10/15/2026	250,000	252,769
Total Asset-Backed / Mortgage-Backed Securities (Cost $11,196,622)					$ 11,271,943

Sovereign Issues–0.7%	Rate	Maturity	Face Amount	Value
Colombia Government International Bond	4.500%	03/15/2029	$ 1,100,000	$ 1,198,890
Colombia Government International Bond	3.000%	01/30/2030	725,000	710,239
Mexico Government International Bond	3.750%	01/11/2028	1,025,000	1,115,907
Mexico Government International Bond	4.500%	01/31/2050	1,175,000	1,248,790
Republic of Poland Government International Bond	4.000%	01/22/2024	600,000	653,019
Total Sovereign Issues (Cost $4,882,018)				$ 4,926,845

U.S. Government Agency Issues–0.1%	Rate	Maturity	Face Amount	Value
Federal Farm Credit Banks Funding Corp.	0.700%	01/27/2027	$ 1,000,000	$ 980,047
Total U.S. Government Agency Issues (Cost $1,000,000)				$ 980,047

Money Market Funds–14.9%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 0.055%	(i)	98,646,743	$ 98,676,337
State Street Institutional U.S. Government Money Market Fund, 0.025%		10,583,836	10,583,836
Total Money Market Funds (Cost $109,260,173)			$109,260,173
Total Investments – 112.6% (Cost $821,799,713)	(j)		$825,238,735
Liabilities in Excess of Other Assets – (12.6)%	(e)		(92,501,543)
Net Assets – 100.0%			$732,737,192

Percentages are stated as a percent of net assets.

Abbreviations:
H15T5Y:	U.S. Treasury Yield Curve Rate T-Note Constant Maturity 5 Year, 0.870% at 06/30/2021
ML:	Monthly U.S. LIBOR Rate, 0.101% at 06/30/2021
PIK:	Payment-in-Kind
QL:	Quarterly U.S. LIBOR Rate, 0.146% at 06/30/2021
SOFR:	Secured Overnight Financing Rate, 0.050% at 06/30/2021

(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Continued)
Schedule of Investments	June 30, 2021 (Unaudited)
Footnotes:
(a)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At June 30, 2021, the value of these securities totaled $74,227,543, or 10.1% of the Portfolio’s net assets.
(b)	Issuer of the security has the option to make coupon payments in cash or in additional par value of this bond (Payment-in-Kind).
(c)	Security is a fixed-then-variable rate instrument in which the coupon or dividend rate is fixed until a later specified date, then is adjusted periodically. Rates stated, including interest rate caps and floors, if any, are those in effect at June 30, 2021.
(d)	Represents a security that is in default and deemed to be non-income producing.
(e)	Security is partially pledged, in addition to $336,945 of the Portfolio's cash and foreign currency holdings, as collateral for the futures contracts outstanding at June 30, 2021. The market value of securities pledged totaled $869,985. See also the following Schedule of Open Futures Contracts.
(f)	Shares of this fund have not been registered and are issued in reliance on Section 4(a)(2) and Regulation D of the Securities Act of 1933. Investments in this fund may only be made by investment companies, insurance company separate accounts, common or commingled trust funds or similar organizations or entities that are “accredited investors” within the meaning of Regulation D of the 1933 Act.
(g)	Represents a security deemed to be restricted. At June 30, 2021, the value of restricted securities in the Portfolio totaled $67,769,533, or 9.3% of the Portfolio’s net assets.
(h)	Open-end extended payment fund. Beneficial interests in this fund are issued solely in private placement transactions which do not involve any “public offering” within the meaning of Section 4(a)(2) and Regulation D of the Securities Act of 1933. Investments in this fund may only be made by organizations or entities that are “accredited investors” within the meaning of Regulation D of the 1933 Act and that are also “qualified purchasers” as defined in Section 2(a)(51) of the Investment Company Act of 1940, as amended (“Eligible Investors”). This fund has adopted policies to limit the transfer of its shares, which may occur only pursuant to authorization by this fund's Board of Directors, and only to Eligible Investors.When a redeeming shareholder of this fund presents shares to the fund's transfer agent in proper order for redemption, the fund will have up to 31 days to make payment to the redeeming shareholder. The price of redeemed shares will be determined as of the closing net asset value of the fund 24 days after receipt of a shareholder redemption request or, if such date is a weekend or holiday, on the preceding business day. The fund's NAV is calculated each day the NYSE is open.
(i)	Rate represents the seven-day yield at June 30, 2021.
(j)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
The accompanying notes are an integral part of these financial statements.
Schedule of Open Futures Contracts	June 30, 2021 (Unaudited)
  Long Futures Contracts
Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CBT 2-Year U.S. Treasury Note - Long	75	September 30, 2021	$16,547,536	$16,523,906	$(23,630)	$1,758
  Short Futures Contracts
Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CBT 10-Year U.S. Ultra Bond - Short	26	September 21, 2021	$ (3,763,494)	$ (3,827,281)	$ (63,787)	$ (12,594)
CBT 10-Year U.S. Treasury Note - Short	70	September 21, 2021	(9,242,613)	(9,275,000)	(32,387)	(16,406)
CBT U.S. Ultra Bond - Short	156	September 21, 2021	(29,685,577)	(30,059,250)	(373,673)	(94,563)
			$(42,691,684)	$(43,161,531)	$(469,847)	$(123,563)
Total Futures Contracts			$(26,144,148)	$(26,637,625)	$(493,477)	$(121,805)
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Janus Henderson U.S. Low Volatility Portfolio (Unaudited)
Objective/Strategy
The ON Janus Henderson U.S. Low Volatility Portfolio seeks capital appreciation by investing, under normal circumstances, at least 80% of its net assets in U.S. common stocks of companies included in the S&P 500® Index. Those stocks are selected by a mathematical investment process which seeks to achieve returns similar to those of the S&P 500® Index over the long-term with lower absolute volatility.
Performance as of June 30, 2021
Average Annual returns
Since inception (6/25/21)	0.20%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.63% per the Fund’s prospectus dated May 1, 2021. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2021 can be found in the Portfolio’s Financial Highlights.
Portfolio Composition as of June 30, 2021 (1)
% of Net Assets
Common Stocks (4)	100.1
Money Market Funds Less Net Liabilities	(0.1)
100.0

Top 10 Portfolio Holdings as of June 30, 2021 (1) (2) (3)
		% of Net Assets
1.	Apple, Inc.	4.5
2.	Microsoft Corp.	4.4
3.	Johnson & Johnson	3.9
4.	Procter & Gamble Co. / The	3.3
5.	Walmart, Inc.	3.0
6.	Motorola Solutions, Inc.	2.9
7.	Estee Lauder Cos., Inc. / The Class A	2.8
8.	McDonald's Corp.	2.7
9.	Progressive Corp. / The	2.7
10.	Amazon.com, Inc.	2.6

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):

% of Net Assets
Health Care	21.4
Information Technology	19.5
Consumer Staples	18.7
Financials	11.3
Consumer Discretionary	10.6
Industrials	8.3
Communication Services	5.4
Utilities	4.8
Real Estate	0.1
100.1

Ohio National Fund, Inc.	ON Janus Henderson U.S. Low Volatility Portfolio
Schedule of Investments	June 30, 2021 (Unaudited)
Common Stocks–100.1%		Shares	Value
Communication Services–5.4%
Alphabet, Inc. Class A (Interactive Media & Svs.)	(a)	2,006	$ 4,898,231
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a)	1,818	4,556,490
Charter Communications, Inc. Class A (Media)	(a)	8,497	6,130,161
Facebook, Inc. Class A (Interactive Media & Svs.)	(a)	20,100	6,988,971
T-Mobile U.S., Inc. (Wireless Telecom. Svs.)	(a)	171,027	24,769,840
Verizon Communications, Inc. (Diversified Telecom. Svs.)		37,279	2,088,742
Walt Disney Co. / The (Entertainment)	(a)	22,083	3,881,529
			53,313,964
Consumer Discretionary–10.6%
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a)	7,440	25,594,790
Dollar General Corp. (Multiline Retail)		43,253	9,359,517
Garmin Ltd. (Household Durables)		87,773	12,695,487
McDonald's Corp. (Hotels, Restaurants & Leisure)		112,597	26,008,781
Target Corp. (Multiline Retail)		66,335	16,035,823
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		127,813	14,702,329
			104,396,727
Consumer Staples–18.7%
Campbell Soup Co. (Food Products)		95,362	4,347,554
Church & Dwight Co., Inc. (Household Products)		151,131	12,879,384
Colgate-Palmolive Co. (Household Products)		67,179	5,465,012
Conagra Brands, Inc. (Food Products)		40,114	1,459,347
Costco Wholesale Corp. (Food & Staples Retailing)		64,106	25,364,821
Estee Lauder Cos., Inc. / The Class A (Personal Products)		87,647	27,878,758
Hershey Co. / The (Food Products)		74,724	13,015,426
Kellogg Co. (Food Products)		78,630	5,058,268
Kraft Heinz Co. / The (Food Products)		28,182	1,149,262
Kroger Co. / The (Food & Staples Retailing)		67,681	2,592,859
McCormick & Co., Inc. (Food Products)		25,363	2,240,060
Mondelez International, Inc. Class A (Food Products)		223,509	13,955,902
Monster Beverage Corp. (Beverages)	(a)	52,058	4,755,498
PepsiCo, Inc. (Beverages)		10,437	1,546,450
Procter & Gamble Co. / The (Household Products)		238,231	32,144,509
Walmart, Inc. (Food & Staples Retailing)		211,950	29,889,189
			183,742,299
Financials–11.3%
Allstate Corp. / The (Insurance)		190,648	24,868,125
Aon PLC Class A (Insurance)		4,242	1,012,820
Arthur J. Gallagher & Co. (Insurance)		17,412	2,439,073
Assurant, Inc. (Insurance)		58,945	9,206,030
Berkshire Hathaway, Inc. Class B (Diversified Financial Svs.)	(a)	16,055	4,462,006
Everest Re Group Ltd. (Insurance)		16,547	4,170,009
Marsh & McLennan Cos., Inc. (Insurance)		102,563	14,428,563
Progressive Corp. / The (Insurance)		264,693	25,995,500
Willis Towers Watson PLC (Insurance)		106,801	24,566,366
			111,148,492
Health Care–21.4%
AbbVie, Inc. (Biotechnology)		51,779	5,832,387
Amgen, Inc. (Biotechnology)		15,721	3,831,994
Anthem, Inc. (Health Care Providers & Svs.)		615	234,807
Biogen, Inc. (Biotechnology)	(a)	19,320	6,689,936
Boston Scientific Corp. (Health Care Equip. & Supplies)	(a)	127,424	5,448,650
Bristol-Myers Squibb Co. (Pharmaceuticals)		47,962	3,204,821
Common Stocks (Continued)		Shares	Value
Health Care (continued)
Cerner Corp. (Health Care Technology)		211,681	$ 16,544,987
CVS Health Corp. (Health Care Providers & Svs.)		15,144	1,263,615
Danaher Corp. (Health Care Equip. & Supplies)		79,275	21,274,239
DENTSPLY SIRONA, Inc. (Health Care Equip. & Supplies)		168,158	10,637,675
Eli Lilly & Co. (Pharmaceuticals)		7,628	1,750,779
Gilead Sciences, Inc. (Biotechnology)		66,078	4,550,131
Humana, Inc. (Health Care Providers & Svs.)		6,688	2,960,911
Johnson & Johnson (Pharmaceuticals)		230,527	37,977,018
Medtronic PLC (Health Care Equip. & Supplies)		58,759	7,293,755
Quest Diagnostics, Inc. (Health Care Providers & Svs.)		132,258	17,454,088
ResMed, Inc. (Health Care Equip. & Supplies)		58,706	14,472,203
STERIS PLC (Health Care Equip. & Supplies)		46,783	9,651,333
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		28,994	11,610,357
Waters Corp. (Life Sciences Tools & Svs.)	(a)	8,482	2,931,464
West Pharmaceutical Services, Inc. (Health Care Equip. & Supplies)		20,698	7,432,652
Zoetis, Inc. (Pharmaceuticals)		90,507	16,866,885
			209,914,687
Industrials–8.3%
Copart, Inc. (Commercial Svs. & Supplies)	(a)	186,218	24,549,119
Jacobs Engineering Group, Inc. (Construction & Engineering)		18,002	2,401,827
L3Harris Technologies, Inc. (Aerospace & Defense)		29,850	6,452,078
Republic Services, Inc. (Commercial Svs. & Supplies)		207,230	22,797,372
Trane Technologies PLC (Building Products)		30,166	5,554,767
Waste Management, Inc. (Commercial Svs. & Supplies)		140,531	19,689,798
			81,444,961
Information Technology–19.5%
Accenture PLC Class A (IT Svs.)		19,581	5,772,283
Akamai Technologies, Inc. (IT Svs.)	(a)	114,325	13,330,295
Apple, Inc. (Tech. Hardware, Storage & Periph.)		324,257	44,410,239
Broadridge Financial Solutions, Inc. (IT Svs.)		51,332	8,291,658
Citrix Systems, Inc. (Software)		136,772	16,039,252
Cognizant Technology Solutions Corp. Class A (IT Svs.)		17,001	1,177,489
International Business Machines Corp. (IT Svs.)		72,993	10,700,044
Leidos Holdings, Inc. (IT Svs.)		22,021	2,226,323
Microsoft Corp. (Software)		159,174	43,120,236
Motorola Solutions, Inc. (Communications Equip.)		133,009	28,843,002
NortonLifeLock, Inc. (Software)		326,353	8,883,329
Oracle Corp. (Software)		106,933	8,323,665
			191,117,815
Real Estate–0.1%
Crown Castle International Corp. (Equity REIT)		2,633	513,698
Utilities–4.8%
American Water Works Co., Inc. (Water Utilities)		23,266	3,585,988
Consolidated Edison, Inc. (Multi-Utilities)		318,747	22,860,535
Dominion Energy, Inc. (Multi-Utilities)		47,069	3,462,866
Eversource Energy (Electric Utilities)		148,090	11,882,742
NextEra Energy, Inc. (Electric Utilities)		28,196	2,066,203
WEC Energy Group, Inc. (Multi-Utilities)		22,739	2,022,634
Xcel Energy, Inc. (Electric Utilities)		12,134	799,388
			46,680,356
Total Common Stocks (Cost $980,262,301)			$982,272,999

(continued)

Ohio National Fund, Inc.	ON Janus Henderson U.S. Low Volatility Portfolio (Continued)
Schedule of Investments	June 30, 2021 (Unaudited)
Money Market Funds–0.1%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 0.055%	(b)	849,928	$ 850,183
Total Money Market Funds (Cost $850,183)			$ 850,183
Total Investments – 100.2% (Cost $981,112,484)	(c)		$983,123,182
Liabilities in Excess of Other Assets – (0.2)%			(1,601,219)
Net Assets – 100.0%			$981,521,963

Percentages are stated as a percent of net assets.

Footnotes:
(a)	Non-income producing security.
(b)	Rate represents the seven-day yield at June 30, 2021.
(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON iShares Managed Risk Balanced Portfolio (Unaudited)
Objective/Strategy
The ON iShares Managed Risk Balanced Portfolio seeks income and capital appreciation by investing in underlying exchange traded funds (“ETFs”) and futures. Under normal market conditions, through investments in the underlying funds and derivatives, the Portfolio invests a minimum of 25% of its assets in equity investments and a minimum of 25% of its assets in fixed income investments.
Performance as of June 30, 2021
Average Annual returns
Since inception (6/25/21)	-0.10%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.73% per the Fund’s prospectus dated May 1, 2021. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2021 can be found in the Portfolio’s Financial Highlights.
Portfolio Composition as of June 30, 2021 (1)
% of Net Assets
Exchange Traded Funds	89.8
Money Market Funds and Other Net Assets	10.2
100.0

Top 10 Portfolio Holdings as of June 30, 2021 (1) (2) (3)
		% of Net Assets
1.	iShares Core U.S. Aggregate Bond ETF	50.0
2.	iShares Core S&P 500 ETF	15.4
3.	iShares Russell 1000 ETF	10.0
4.	iShares Core MSCI EAFE ETF	4.9
5.	iShares MSCI Japan ETF	1.8
6.	iShares MSCI China ETF	1.1
7.	iShares MSCI United Kingdom ETF	1.1
8.	iShares MSCI India ETF	0.8
9.	iShares MSCI Taiwan ETF	0.7
10.	iShares MSCI France ETF	0.6

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

Ohio National Fund, Inc.	ON iShares Managed Risk Balanced Portfolio
Schedule of Investments	June 30, 2021 (Unaudited)
Exchange Traded Funds–89.8%	Shares	Value
iShares Core MSCI EAFE ETF	278,219	$ 20,827,474
iShares Core S&P 500 ETF	151,926	65,316,026
iShares Core U.S. Aggregate Bond ETF	1,839,628	212,164,297
iShares MSCI Australia ETF	44,925	1,167,151
iShares MSCI Brazil ETF	19,458	788,827
iShares MSCI Canada ETF	13,508	503,443
iShares MSCI Chile ETF	32,356	937,677
iShares MSCI China ETF	58,918	4,857,200
iShares MSCI France ETF	63,863	2,417,215
iShares MSCI Germany ETF	25,608	886,037
iShares MSCI Hong Kong ETF	31,024	828,961
iShares MSCI India ETF	75,715	3,350,389
iShares MSCI Italy ETF	44,594	1,444,400
iShares MSCI Japan ETF	111,233	7,512,677
iShares MSCI Mexico ETF	15,872	761,697
iShares MSCI Poland ETF	70,729	1,518,552
iShares MSCI South Africa ETF	14,425	704,805
iShares MSCI South Korea ETF	24,634	2,295,396
iShares MSCI Spain ETF	36,421	1,035,085
iShares MSCI Sweden ETF	32,267	1,497,189
iShares MSCI Taiwan ETF	44,868	2,869,309
iShares MSCI United Kingdom ETF	145,306	4,751,506
iShares Russell 1000 ETF	175,563	42,500,291
Total Exchange Traded Funds (Cost $380,530,492)		$380,935,604

Money Market Funds–8.2%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 0.055%	(a)	34,541,963	$ 34,552,326
Total Money Market Funds (Cost $34,552,326)			$ 34,552,326
Total Investments – 98.0% (Cost $415,082,818)	(b)		$415,487,930
Other Assets in Excess of Liabilities – 2.0%	(c)		8,679,746
Net Assets – 100.0%			$424,167,676

Percentages are stated as a percent of net assets.

Footnotes:
(a)	Rate represents the seven-day yield at June 30, 2021.
(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
(c)	Includes $5,259,890 of cash pledged as collateral for the futures contracts outstanding at June 30, 2021. See also the following Schedule of Open Futures Contracts.
The accompanying notes are an integral part of these financial statements.
Schedule of Open Futures Contracts	June 30, 2021 (Unaudited)
  Long Futures Contracts
Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
MRV IBEX 35 Index - Long	73	July 16, 2021	$ 7,820,385	$ 7,607,131	$(213,254)	$ (76,692)
OSE TOPIX Index - Long	8	September 9, 2021	1,412,875	1,399,163	(13,712)	(2,520)
Euro Currency Future - Long	93	September 13, 2021	13,903,395	13,793,063	(110,332)	(63,938)
MOD S&P TSX 60 Index - Long	16	September 16, 2021	3,113,836	3,104,743	(9,093)	(9,051)
CME E-mini S&P 500 Index - Long	64	September 17, 2021	13,667,424	13,723,520	56,096	21,120
DMI FTSE MIB Index - Long	52	September 17, 2021	7,829,612	7,708,609	(121,003)	(74,916)
IFLL FTSE 100 Index - Long	14	September 17, 2021	1,368,580	1,351,858	(16,722)	(7,650)
MSCI Emerging Markets Index - Long	196	September 17, 2021	13,427,995	13,375,040	(52,955)	(89,605)
MSCI EAFE Index - Long	62	September 17, 2021	7,233,908	7,142,710	(91,198)	(55,180)
			$69,778,010	$69,205,837	$(572,173)	$(358,432)

(continued)

Ohio National Fund, Inc.	ON iShares Managed Risk Balanced Portfolio (Continued)
  Short Futures Contracts
Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CBT U.S. Ultra Bond - Short	39	September 21, 2021	$ (7,390,329)	$ (7,514,813)	$(124,484)	$ (43,875)
Total Futures Contracts			$62,387,681	$61,691,024	$(696,657)	$(402,307)
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Moderately Conservative Model Portfolio (Unaudited)
Objective/Strategy
The ON Moderately Conservative Model Portfolio is a fund of funds that seeks current income and moderate growth of capital with a greater emphasis on current income by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 20-40%, International Equity 5-20%, and Fixed Income 30-70%.
Performance as of June 30, 2021
Average Annual returns
One year	17.58%
Since inception (3/1/17)	7.66%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total gross expense ratio is estimated to be 1.08% per the Fund’s prospectus dated May 1, 2021. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2021 can be found in the Portfolio’s Financial Highlights. The Portfolio’s expense ratio included in the Financial Highlights does not include Acquired Fund Fees and Expenses (AFFE), which is a major component of the expense ratio that is required to be presented in the Fund’s prospectus. The Adviser has contractually agreed to make payments to the Fund to the extent necessary to maintain the Portfolio's expense ratio (including AFFE, but excluding certain other expenses) at 1.00% through April 30, 2022.
Comments from Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the six-month period ended June 30, 2021, the Portfolio returned 5.05% versus 4.41% for its benchmark, the Morningstar® Moderately Conservative Target Risk Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  Domestic and foreign equity markets provided positive returns during the period. Domestic stocks generally outperformed foreign stocks, and small/mid cap stocks generally outperformed large cap stocks. Value stocks outperformed growth stocks, reversing a trend that has been in place over the last four years. The Portfolio’s exposure to small cap, mid cap, domestic, and value stocks benefited relative performance.
Fixed income markets mostly provided negative returns during the period, with high yield, lower quality bonds being the exception. Interest rates increased in the intermediate and long part of the curve, while short term interest rates remained anchored near zero. In this environment, shorter duration bonds outperformed longer duration bonds. Corporate credit spreads tightened during the period, and lower quality bonds generally outperformed higher quality bonds. The Portfolio’s overweight to corporate bonds, and its exposure to shorter duration bonds enhanced relative performance. The Portfolio’s exposure to longer duration, high quality bonds detracted from performance. (1)
Q.  How did asset class allocation impact the Portfolio’s performance relative to its benchmark?
A.  The Portfolio invests in affiliated and unaffiliated mutual funds, comprised mostly of fixed income funds, but also some equity funds. The asset allocation between fixed income funds and equity funds was roughly in-line with the benchmark. On the equity side, the overweight to domestic equity funds benefited relative performance. The investment in real estate related funds also enhanced performance. The exposure to growth stocks, relative to value stocks, modestly detracted from performance. On the fixed income side, the overweight allocation to corporate bonds and exposure to high yield and shorter duration bonds aided relative performance, while the allocation to longer duration bonds detracted from performance. (1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  The top three performing funds in the Portfolio were Fidelity Advisor® Real Estate I, ON S&P MidCap 400® Index Portfolio, and ON Blackrock Advantage Large Cap Value Portfolio. Each of those funds benefited from exposure to domestic stocks. Fidelity Advisor® Real Estate I benefited from its focus on real estate investment trust (“REIT”) stocks, which were some of the top performers during the period. ON S&P MidCap 400® Index Portfolio benefited from its exposure to midcap stocks, while the ON Blackrock Advantage Large Cap Value Portfolio benefited from its focus on value stocks. The top three funds that detracted from performance were Western Asset Core Plus Bond IS, ON Bond Portfolio, and ON Federated Core Plus Bond Portfolio. Each of these funds detracted from performance due to exposure to fixed income investments. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2021.
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The Morningstar® Target Risk Index Family is a series of Morningstar Indexes that provide exposure to a broad array of asset classes using Morningstar asset allocation methodology. The index family provides global equity market risk levels that are scaled to fit five equity market risk profiles: aggressive, moderately aggressive, moderate, moderately conservative, and conservative. The five levels of global equity exposure are set at 95%, 80%, 60%, 40%, and 20%, respectively, and the Morningstar® Moderately Conservative Target Risk Index exposure is set at 40%.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

(continued)

Ohio National Fund, Inc.	ON Moderately Conservative Model Portfolio (Unaudited) (Continued)
Portfolio Composition as of June 30, 2021
% of Net Assets
Open-End Mutual Funds Less Net Liabilities	100.0
100.0
Top 10 Portfolio Holdings as of June 30, 2021
		% of Net Assets
1.	Western Asset Core Plus Bond IS	13.0
2.	PIMCO Total Return Institutional	13.0
3.	ON Federated Core Plus Bond Portfolio	13.0
4.	ON S&P 500® Index Portfolio	13.0
5.	PIMCO Low Duration Institutional	8.0
6.	ON Bond Portfolio	7.0
7.	ON BlackRock Advantage Large Cap Value Portfolio	5.0
8.	ON Federated High Income Bond Portfolio	5.0
9.	ON S&P MidCap 400® Index Portfolio	5.0
10.	ON BlackRock Advantage International Equity Portfolio	4.5

Ohio National Fund, Inc.	ON Moderately Conservative Model Portfolio
Schedule of Investments in Unaffiliated Issuers	June 30, 2021 (Unaudited)
Open-End Mutual Funds–39.6%	Shares	Value
DFA Emerging Markets Portfolio Institutional	124,003	$ 4,423,176
DFA International Core Equity Portfolio Institutional	551,679	8,882,036
PIMCO Low Duration Institutional	2,369,105	23,477,832
PIMCO Total Return Institutional	3,679,319	38,191,338
Vanguard International Growth Fund Admiral Class	17,200	2,932,885
Western Asset Core Plus Bond IS	3,154,789	38,204,491
Total Open-End Mutual Funds		$116,111,758
Total Investments in Securities of Unaffiliated Issuers – 39.6% (Cost $110,206,358)		$116,111,758
Total Investments in Affiliates – 60.4% (Cost $142,686,160) (see schedule below)		177,439,508
Liabilities in Excess of Other Assets – 0.0%		(133,526)
Net Assets – 100.0%		$293,417,740

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.
Schedule of Investments in Affiliates	June 30, 2021 (Unaudited)

Affiliate		Value at January 1, 2021	Cost of Purchases	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Income Distributions	Shares at June 30, 2021	Value at June 30, 2021
Open-End Mutual Funds – 60.4%
Fidelity Advisor® Real Estate I	(a)	$ 3,034,303	$ 165,665	$ 819,401	$ 36,455	$ 515,862	$ 570	123,960	$ 2,932,884
ON AB Mid Cap Core Portfolio	(a)	3,034,303	49,529	459,312	140,372	167,993	—	46,510	2,932,885
ON AB Small Cap Portfolio	(a)	3,034,303	148,170	426,462	109,444	67,429	—	62,362	2,932,884
ON BlackRock Advantage International Equity Portfolio	(a)	13,654,362	491,861	2,287,758	313,165	1,026,350	—	726,761	13,197,980
ON BlackRock Advantage Large Cap Core Portfolio	(a)	6,068,605	71,093	1,132,085	196,058	662,098	—	131,579	5,865,769
ON BlackRock Advantage Large Cap Value Portfolio	(a)	15,171,513	470,751	3,357,022	751,689	1,627,491	—	656,126	14,664,422
ON Bond Portfolio	(a)	21,240,118	702,437	1,137,726	156,438	(431,076)	—	1,000,009	20,530,191
ON Federated Core Plus Bond Portfolio	(a)	30,343,026	9,725,478	1,731,037	50,614	(260,583)	—	3,683,816	38,127,498
ON Federated High Income Bond Portfolio	(a)	15,171,513	318,973	1,386,171	210,793	349,314	—	652,332	14,664,422
ON Janus Henderson Forty Portfolio	(a)	3,034,303	45,487	518,073	198,047	173,120	—	73,876	2,932,884
ON Nasdaq-100® Index Portfolio	(a)	6,068,605	118,207	1,071,649	403,577	347,029	—	184,632	5,865,769
ON S&P 500® Index Portfolio	(a)	39,445,934	410,286	7,219,641	1,961,501	3,529,418	—	855,836	38,127,498
ON S&P MidCap 400® Index Portfolio	(a)	15,171,513	242,114	3,215,401	959,059	1,507,137	—	575,979	14,664,422
Total Open-End Mutual Funds					$5,487,212	$9,281,582	$ 570		$177,439,508

Percentages are stated as a percent of net assets.

Footnotes:
(a)	Pursuant to Section 2(a)(3) of the Investment Company Act of 1940, the investment meets the definition of “affiliated person”, as the Portfolio directly or indirectly owns, controls, or holds with power to vote 5 percent or more of the outstanding voting securities of the holding at June 30, 2021.
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Balanced Model Portfolio (Unaudited)
Objective/Strategy
The ON Balanced Model Portfolio is a fund of funds that seeks a balance between growth of capital and current income with a greater emphasis on growth of capital by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 25-50%, International Equity 10-25%, and Fixed Income 25-50%.
Performance as of June 30, 2021
Average Annual returns
One year	25.67%
Since inception (3/1/17)	9.08%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total gross expense ratio is estimated to be 1.04% per the Fund’s prospectus dated May 1, 2021. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2021 can be found in the Portfolio’s Financial Highlights. The Portfolio’s expense ratio included in the Financial Highlights does not include Acquired Fund Fees and Expenses (AFFE), which is a major component of the expense ratio that is required to be presented in the Fund’s prospectus. The Adviser has contractually agreed to make payments to the Fund to the extent necessary to maintain the Portfolio's expense ratio (including AFFE, but excluding certain other expenses) at 1.00% through April 30, 2022.
Comments from Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the six-month period ended June 30, 2021, the Portfolio returned 7.58% versus 7.26% for its benchmark, the Morningstar® Moderate Target Risk Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  Domestic and foreign equity markets provided positive returns during the period. Domestic stocks generally outperformed foreign stocks, and small/mid cap stocks generally outperformed large cap stocks. Value stocks outperformed growth stocks, reversing a trend that has been in place over the last four years. The Portfolio’s exposure to small cap, mid cap, domestic, and value stocks benefited relative performance.
Fixed income markets mostly provided negative returns during the period, with high yield, lower quality bonds being the exception. Interest rates increased in the intermediate and long part of the curve, while short term interest rates remained anchored near zero. In this environment, shorter duration bonds outperformed longer duration bonds. Corporate credit spreads tightened during the period, and lower quality bonds generally outperformed higher quality bonds. The Portfolio’s overweight to corporate bonds, and its exposure to shorter duration bonds enhanced relative performance. The Portfolio’s exposure to longer duration, high quality bonds detracted from performance. (1)
Q.  How did asset class allocation impact the Portfolio’s performance relative to its benchmark?
A.  The Portfolio invests in affiliated and unaffiliated mutual funds, comprised of fixed income and equity funds. The asset allocation between fixed income funds and equity funds was roughly in-line with the benchmark. On the equity side, the overweight to domestic equity funds benefited relative performance. The investment in real estate related funds also enhanced performance. The exposure to growth stocks, relative to value stocks, modestly detracted from performance. On the fixed income side, the overweight allocation to corporate bonds and exposure to high yield and shorter duration bonds aided relative performance, while the allocation to longer duration bonds detracted from performance. (1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  The top three performing funds in the Portfolio were Fidelity Advisor® Real Estate I, ON S&P MidCap 400® Index Portfolio, and ON Blackrock Advantage Large Cap Value Portfolio. Each of those funds benefited from exposure to domestic stocks. Fidelity Advisor® Real Estate I benefited from its focus on real estate investment trust (“REIT”) stocks, which were some of the top performers during the period. ON S&P MidCap 400® Index Portfolio benefited from its exposure to midcap stocks, while the ON Blackrock Advantage Large Cap Value Portfolio benefited from its focus on value stocks. The top three funds that detracted from performance were Western Asset Core Plus Bond IS, ON Bond Portfolio, and ON Federated Core Plus Bond Portfolio. Each of these funds detracted from performance due to exposure to fixed income investments.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2021.
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The Morningstar® Target Risk Index Family is a series of Morningstar Indexes that provide exposure to a broad array of asset classes using Morningstar asset allocation methodology. The index family provides global equity market risk levels that are scaled to fit five equity market risk profiles: aggressive, moderately aggressive, moderate, moderately conservative, and conservative. The five levels of global equity exposure are set at 95%, 80%, 60%, 40%, and 20%, respectively, and the Morningstar® Moderate Target Risk Index exposure is set at 60%.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

(continued)

Ohio National Fund, Inc.	ON Balanced Model Portfolio (Unaudited) (Continued)
Portfolio Composition as of June 30, 2021
% of Net Assets
Open-End Mutual Funds Less Net Liabilities	100.0
100.0
Top 10 Portfolio Holdings as of June 30, 2021
		% of Net Assets
1.	ON S&P 500® Index Portfolio	14.0
2.	Western Asset Core Plus Bond IS	9.0
3.	ON S&P MidCap 400® Index Portfolio	9.0
4.	PIMCO Total Return Institutional	8.0
5.	ON BlackRock Advantage International Equity Portfolio	8.0
6.	ON Federated Core Plus Bond Portfolio	8.0
7.	PIMCO Low Duration Institutional	6.0
8.	ON BlackRock Advantage Large Cap Value Portfolio	6.0
9.	ON Bond Portfolio	5.0
10.	DFA International Core Equity Portfolio Institutional	4.0

Ohio National Fund, Inc.	ON Balanced Model Portfolio
Schedule of Investments in Unaffiliated Issuers	June 30, 2021 (Unaudited)
Open-End Mutual Funds–34.1%	Shares	Value
DFA Emerging Markets Portfolio Institutional	1,271,277	$ 45,346,455
DFA International Core Equity Portfolio Institutional	2,827,864	45,528,609
PIMCO Low Duration Institutional	6,830,666	67,691,899
PIMCO Total Return Institutional	8,704,255	90,350,170
Vanguard International Growth Fund Admiral Class	198,364	33,825,028
Western Asset Core Plus Bond IS	8,396,313	101,679,353
Total Open-End Mutual Funds		$ 384,421,514
Total Investments in Securities of Unaffiliated Issuers – 34.1% (Cost $345,401,657)		$ 384,421,514
Total Investments in Affiliates – 65.9% (Cost $557,310,870) (see schedule below)		744,150,601
Liabilities in Excess of Other Assets – 0.0%		(440,802)
Net Assets – 100.0%		$1,128,131,313

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.
Schedule of Investments in Affiliates	June 30, 2021 (Unaudited)

Affiliate		Value at January 1, 2021	Cost of Purchases	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Income Distributions	Shares at June 30, 2021	Value at June 30, 2021
Open-End Mutual Funds – 65.9%
Fidelity Advisor® Real Estate I	(a)	$ 11,276,978	$ 115,743	$ 2,192,460	$ (61,697)	$ 2,136,445	$2,161	476,543	$ 11,275,009
ON AB Mid Cap Core Portfolio	(a)	11,276,978	—	1,156,832	354,658	800,205	—	178,798	11,275,009
ON AB Small Cap Portfolio	(a)	11,276,978	250,085	900,437	348,484	299,899	—	239,741	11,275,009
ON BlackRock Advantage International Equity Portfolio	(a)	90,215,828	1,538,586	10,462,047	1,418,750	7,488,956	—	4,966,964	90,200,073
ON BlackRock Advantage Large Cap Core Portfolio	(a)	22,553,957	—	3,244,083	819,630	2,420,514	—	505,832	22,550,018
ON BlackRock Advantage Large Cap Growth Portfolio	(a)	22,553,957	1,724	2,890,981	986,920	1,898,398	—	546,800	22,550,018
ON BlackRock Advantage Large Cap Value Portfolio	(a)	67,661,871	1,077,586	11,830,148	2,774,247	7,966,499	—	3,026,848	67,650,055
ON BlackRock Advantage Small Cap Growth Portfolio	(a)	22,553,957	692,939	2,767,903	1,020,856	1,050,169	—	496,041	22,550,018
ON Bond Portfolio	(a)	56,384,892	1,840,144	1,201,832	171,571	(819,729)	—	2,745,984	56,375,046
ON Federated Core Plus Bond Portfolio	(a)	90,215,828	1,621,556	630,455	22,684	(1,029,540)	—	8,714,983	90,200,073
ON Federated High Income Bond Portfolio	(a)	33,830,935	42,683	1,315,421	213,507	1,053,323	—	1,504,672	33,825,027
ON Janus Henderson Forty Portfolio	(a)	22,553,957	876	2,813,507	1,309,985	1,498,707	—	568,010	22,550,018
ON Nasdaq-100® Index Portfolio	(a)	22,553,957	9,812	2,853,092	1,096,268	1,743,073	—	709,790	22,550,018
ON S&P 500® Index Portfolio	(a)	157,877,698	—	22,355,637	6,788,841	15,539,226	—	3,543,213	157,850,128
ON S&P MidCap 400® Index Portfolio	(a)	101,492,806	1,127,950	17,786,947	5,029,499	11,611,774	—	3,985,667	101,475,082
Total Open-End Mutual Funds					$22,294,203	$53,657,919	$2,161		$744,150,601

Percentages are stated as a percent of net assets.

Footnotes:
(a)	Pursuant to Section 2(a)(3) of the Investment Company Act of 1940, the investment meets the definition of “affiliated person”, as the Portfolio directly or indirectly owns, controls, or holds with power to vote 5 percent or more of the outstanding voting securities of the holding at June 30, 2021.
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Moderate Growth Model Portfolio (Unaudited)
Objective/Strategy
The ON Moderate Growth Model Portfolio is a fund of funds that seeks growth of capital and moderate current income with a greater emphasis on growth of capital by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 40-60%, International Equity 15-35%, and Fixed Income 10-30%.
Performance as of June 30, 2021
Average Annual returns
One year	33.39%
Since inception (3/1/17)	10.91%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total gross expense ratio is estimated to be 1.01% per the Fund’s prospectus dated May 1, 2021. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2021 can be found in the Portfolio’s Financial Highlights. The Portfolio’s expense ratio included in the Financial Highlights does not include Acquired Fund Fees and Expenses (AFFE), which is a major component of the expense ratio that is required to be presented in the Fund’s prospectus. The Adviser has contractually agreed to make payments to the Fund to the extent necessary to maintain the Portfolio's expense ratio (including AFFE, but excluding certain other expenses) at 1.07% through April 30, 2022.
Comments from Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the six-month period ended June 30, 2021, the Portfolio returned 10.10% versus 10.20% for its benchmark, the Morningstar® Moderately Aggressive Target Risk Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  Domestic and foreign equity markets provided positive returns during the period. Domestic stocks generally outperformed foreign stocks, and small/mid cap stocks generally outperformed large cap stocks. Value stocks outperformed growth stocks, reversing a trend that has been in place over the last four years. The Portfolio’s exposure to small cap, mid cap, domestic, and value stocks benefited relative performance.
Fixed income markets mostly provided negative returns during the period, with high yield, lower quality bonds being the exception. Interest rates increased in the intermediate and long part of the curve, while short term interest rates remained anchored near zero. In this environment, shorter duration bonds outperformed longer duration bonds. Corporate credit spreads tightened during the period, and lower quality bonds generally outperformed higher quality bonds. The Portfolio’s overweight to corporate bonds, and its exposure to shorter duration bonds enhanced relative performance. The Portfolio’s exposure to longer duration, high quality bonds detracted from performance. (1)
Q.  How did asset class allocation impact the Portfolio’s performance relative to its benchmark?
A.  The Portfolio invests in affiliated and unaffiliated mutual funds, comprised mostly of equity funds, but also some fixed income funds. The asset allocation between fixed income funds and equity funds was roughly in-line with the benchmark. On the equity side, the overweight to domestic equity funds benefited relative performance. The investment in real estate related funds also enhanced performance. The exposure to growth stocks, relative to value stocks, modestly detracted from performance. On the fixed income side, the overweight allocation to corporate bonds and exposure to high yield and shorter duration bonds aided relative performance, while the allocation to longer duration bonds detracted from performance. (1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  The top three performing funds in the Portfolio were Fidelity Advisor® Real Estate I, ON S&P MidCap 400® Index Portfolio, and ON Blackrock Advantage Large Cap Value Portfolio. Each of those funds benefited from exposure to domestic stocks. Fidelity Advisor® Real Estate I benefited from its focus on real estate investment trust (“REIT”) stocks, which were some of the top performers during the period. ON S&P MidCap 400® Index Portfolio benefited from its exposure to midcap stocks, while the ON Blackrock Advantage Large Cap Value Portfolio benefited from its focus on value stocks. The top three funds that detracted from performance were Western Asset Core Plus Bond IS, ON Bond Portfolio, and ON Federated Core Plus Bond Portfolio. Each of these funds detracted from performance due to exposure to fixed income investments. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2021.
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The Morningstar® Target Risk Index Family is a series of Morningstar Indexes that provide exposure to a broad array of asset classes using Morningstar asset allocation methodology. The index family provides global equity market risk levels that are scaled to fit five equity market risk profiles: aggressive, moderately aggressive, moderate, moderately conservative, and conservative. The five levels of global equity exposure are set at 95%, 80%, 60%, 40%, and 20%, respectively, and the Morningstar® Moderately Aggressive Target Risk Index exposure is set at 80%.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

(continued)

Ohio National Fund, Inc.	ON Moderate Growth Model Portfolio (Unaudited) (Continued)
Portfolio Composition as of June 30, 2021
% of Net Assets
Open-End Mutual Funds Less Net Liabilities	100.0
100.0
Top 10 Portfolio Holdings as of June 30, 2021
		% of Net Assets
1.	ON S&P 500® Index Portfolio	17.0
2.	ON S&P MidCap 400® Index Portfolio	10.0
3.	ON BlackRock Advantage International Equity Portfolio	9.0
4.	Western Asset Core Plus Bond IS	7.0
5.	ON BlackRock Advantage Large Cap Value Portfolio	7.0
6.	DFA International Core Equity Portfolio Institutional	6.0
7.	ON Federated Core Plus Bond Portfolio	6.0
8.	DFA Emerging Markets Portfolio Institutional	4.0
9.	ON BlackRock Advantage Large Cap Core Portfolio	4.0
10.	ON Nasdaq-100® Index Portfolio	4.0

Ohio National Fund, Inc.	ON Moderate Growth Model Portfolio
Schedule of Investments in Unaffiliated Issuers	June 30, 2021 (Unaudited)
Open-End Mutual Funds–23.6%	Shares	Value
DFA Emerging Markets Portfolio Institutional	2,263,606	$ 80,742,841
DFA International Core Equity Portfolio Institutional	7,552,939	121,602,318
PIMCO Low Duration Institutional	3,040,644	30,132,781
PIMCO Total Return Institutional	1,937,321	20,109,395
Vanguard International Growth Fund Admiral Class	470,941	80,304,854
Western Asset Core Plus Bond IS	11,628,018	140,815,295
Total Open-End Mutual Funds		$ 473,707,484
Total Investments in Securities of Unaffiliated Issuers – 23.6% (Cost $400,528,318)		$ 473,707,484
Total Investments in Affiliates – 76.4% (Cost $1,113,447,543) (see schedule below)		1,535,830,327
Liabilities in Excess of Other Assets – 0.0%		(656,959)
Net Assets – 100.0%		$2,008,880,852

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.
Schedule of Investments in Affiliates	June 30, 2021 (Unaudited)

Affiliate		Value at January 1, 2021	Cost of Purchases	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Income Distributions	Shares at June 30, 2021	Value at June 30, 2021
Open-End Mutual Funds – 76.4%
Fidelity Advisor® Real Estate I	(a)	$ 19,878,241	$ 129,590	$ 3,595,083	$ (127,810)	$ 3,791,275	$3,796	848,530	$ 20,076,213
ON AB Mid Cap Core Portfolio	(a)	19,878,241	—	1,842,431	562,487	1,477,916	—	318,367	20,076,213
ON AB Small Cap Portfolio	(a)	39,756,483	1,264,270	3,178,018	1,192,719	1,116,973	—	853,762	40,152,427
ON BlackRock Advantage International Equity Portfolio	(a)	178,904,172	2,942,436	18,867,996	2,541,934	15,165,375	—	9,949,665	180,685,921
ON BlackRock Advantage Large Cap Core Portfolio	(a)	79,512,965	—	10,661,674	4,073,402	7,380,161	—	1,801,365	80,304,854
ON BlackRock Advantage Large Cap Growth Portfolio	(a)	59,634,724	—	7,081,547	3,439,501	4,235,962	—	1,460,442	60,228,640
ON BlackRock Advantage Large Cap Value Portfolio	(a)	139,147,689	2,428,814	23,105,310	5,164,583	16,897,718	—	6,287,852	140,533,494
ON BlackRock Advantage Small Cap Growth Portfolio	(a)	59,634,724	2,363,814	7,261,644	2,674,455	2,817,291	—	1,324,871	60,228,640
ON Bond Portfolio	(a)	69,573,845	2,555,492	1,076,611	154,309	(940,288)	—	3,422,637	70,266,747
ON Federated Core Plus Bond Portfolio	(a)	119,269,448	3,372,189	863,214	31,108	(1,352,250)	—	11,638,385	120,457,281
ON Federated High Income Bond Portfolio	(a)	39,756,483	17,008	1,112,392	172,480	1,318,848	—	1,786,140	40,152,427
ON Janus Henderson Forty Portfolio	(a)	79,512,965	251,338	9,420,617	3,679,029	6,282,139	—	2,022,792	80,304,854
ON Nasdaq-100® Index Portfolio	(a)	79,512,965	624,424	9,897,840	3,791,691	6,273,614	—	2,527,695	80,304,854
ON S&P 500® Index Portfolio	(a)	337,930,102	—	44,549,068	13,469,021	34,445,573	—	7,660,957	341,295,628
ON S&P MidCap 400® Index Portfolio	(a)	198,782,413	2,773,523	33,289,130	9,290,185	23,205,143	—	7,885,394	200,762,134
Total Open-End Mutual Funds					$50,109,094	$122,115,450	$3,796		$1,535,830,327

Percentages are stated as a percent of net assets.

Footnotes:
(a)	Pursuant to Section 2(a)(3) of the Investment Company Act of 1940, the investment meets the definition of “affiliated person”, as the Portfolio directly or indirectly owns, controls, or holds with power to vote 5 percent or more of the outstanding voting securities of the holding at June 30, 2021.
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Growth Model Portfolio (Unaudited)
Objective/Strategy
The ON Growth Model Portfolio is a fund of funds that seeks growth of capital and some current income by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 50-80%, International Equity 15-45%, and Fixed Income 0-15%.
Performance as of June 30, 2021
Average Annual returns
One year	40.37%
Since inception (3/1/17)	12.40%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total gross expense ratio is estimated to be 1.08% per the Fund’s prospectus dated May 1, 2021. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2021 can be found in the Portfolio’s Financial Highlights. The Portfolio’s expense ratio included in the Financial Highlights does not include Acquired Fund Fees and Expenses (AFFE), which is a major component of the expense ratio that is required to be presented in the Fund’s prospectus. The Adviser has contractually agreed to make payments to the Fund to the extent necessary to maintain the Portfolio's expense ratio (including AFFE, but excluding certain other expenses) at 1.14% through April 30, 2022.
Comments from Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the six-month period ended June 30, 2021, the Portfolio returned 12.14% versus 12.54% for its benchmark, the Morningstar® Aggressive Target Risk Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  Domestic and foreign equity markets provided positive returns during the period. Domestic stocks generally outperformed foreign stocks, and small/mid cap stocks generally outperformed large cap stocks. Value stocks outperformed growth stocks, reversing a trend that has been in place over the last four years. The Portfolio’s exposure to small cap, mid cap, domestic, and value stocks benefited relative performance.
Fixed income markets mostly provided negative returns during the period, with high yield, lower quality bonds being the exception. Interest rates increased in the intermediate and long part of the curve, while short term interest rates remained anchored near zero. In this environment, shorter duration bonds outperformed longer duration bonds. Corporate credit spreads tightened during the period, and lower quality bonds generally outperformed higher quality bonds. The Portfolio’s overweight to corporate bonds, and its exposure to shorter duration bonds enhanced relative performance. The Portfolio’s exposure to longer duration, high quality bonds detracted from performance. (1)
Q.  How did asset class allocation impact the Portfolio’s performance relative to its benchmark?
A.  The Portfolio invests in affiliated and unaffiliated mutual funds, comprised mostly of equity funds, but also some fixed income funds. The asset allocation between fixed income funds and equity funds was roughly in-line with the benchmark. On the equity side, the overweight to domestic equity funds benefited relative performance. The investment in real estate related funds also enhanced performance. The exposure to growth stocks, relative to value stocks, modestly detracted from performance. On the fixed income side, the overweight allocation to corporate bonds and exposure to high yield and shorter duration bonds aided relative performance, while the allocation to longer duration bonds detracted from performance. (1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  The top three performing funds in the Portfolio were Fidelity Advisor® Real Estate I, ON S&P MidCap 400® Index Portfolio, and ON Blackrock Advantage Large Cap Value Portfolio. Each of those funds benefited from exposure to domestic stocks. Fidelity Advisor® Real Estate I benefited from its focus on real estate investment trust (“REIT”) stocks, which were some of the top performers during the period. ON S&P MidCap 400® Index Portfolio benefited from its exposure to midcap stocks, while the ON Blackrock Advantage Large Cap Value Portfolio benefited from its focus on value stocks. The top three funds that detracted from performance were Western Asset Core Plus Bond IS, ON Bond Portfolio, and PIMCO Total Return Institutional. Each of these funds detracted from performance due to exposure to fixed income investments. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2021.
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The Morningstar® Target Risk Index Family is a series of Morningstar Indexes that provide exposure to a broad array of asset classes using Morningstar asset allocation methodology. The index family provides global equity market risk levels that are scaled to fit five equity market risk profiles: aggressive, moderately aggressive, moderate, moderately conservative, and conservative. The five levels of global equity exposure are set at 95%, 80%, 60%, 40%, and 20%, respectively, and the Morningstar® Aggressive Target Risk Index exposure is set at 95%.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

(continued)

Ohio National Fund, Inc.	ON Growth Model Portfolio (Unaudited) (Continued)
Portfolio Composition as of June 30, 2021
% of Net Assets
Open-End Mutual Funds Less Net Liabilities	100.0
100.0
Top 10 Portfolio Holdings as of June 30, 2021
		% of Net Assets
1.	ON S&P 500® Index Portfolio	17.0
2.	ON BlackRock Advantage International Equity Portfolio	12.0
3.	ON S&P MidCap 400® Index Portfolio	11.5
4.	DFA International Core Equity Portfolio Institutional	7.1
5.	ON BlackRock Advantage Large Cap Value Portfolio	7.0
6.	ON Nasdaq-100® Index Portfolio	7.0
7.	DFA Emerging Markets Portfolio Institutional	5.0
8.	ON BlackRock Advantage Large Cap Core Portfolio	5.0
9.	ON Janus Henderson Forty Portfolio	5.0
10.	Vanguard International Growth Fund Admiral Class	5.0

Ohio National Fund, Inc.	ON Growth Model Portfolio
Schedule of Investments in Unaffiliated Issuers	June 30, 2021 (Unaudited)
Open-End Mutual Funds–20.1%	Shares	Value
DFA Emerging Markets Portfolio Institutional	639,326	$ 22,804,761
DFA International Core Equity Portfolio Institutional	1,990,979	32,054,757
PIMCO Total Return Institutional	437,743	4,543,778
Vanguard International Growth Fund Admiral Class	133,012	22,681,236
Western Asset Core Plus Bond IS	750,679	9,090,722
Total Open-End Mutual Funds		$ 91,175,254
Total Investments in Securities of Unaffiliated Issuers – 20.1% (Cost $72,214,398)		$ 91,175,254
Total Investments in Affiliates – 79.9% (Cost $253,076,417) (see schedule below)		362,899,771
Liabilities in Excess of Other Assets – 0.0%		(211,726)
Net Assets – 100.0%		$453,863,299

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.
Schedule of Investments in Affiliates	June 30, 2021 (Unaudited)

Affiliate		Value at January 1, 2021	Cost of Purchases	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Income Distributions	Shares at June 30, 2021	Value at June 30, 2021
Open-End Mutual Funds – 79.9%
Fidelity Advisor® Real Estate I	(a)	$ 4,432,373	$ 82,763	$ 805,161	$ 38,504	$ 787,768	$ 855	191,726	$ 4,536,247
ON AB Mid Cap Core Portfolio	(a)	4,432,373	10,169	364,834	112,301	346,238	—	71,935	4,536,247
ON AB Small Cap Portfolio	(a)	17,729,493	811,674	1,428,865	533,186	499,501	—	385,817	18,144,989
ON BlackRock Advantage International Equity Portfolio	(a)	53,188,478	1,067,391	5,130,162	713,858	4,595,401	—	2,997,520	54,434,966
ON BlackRock Advantage Large Cap Core Portfolio	(a)	22,161,866	—	2,706,753	1,040,732	2,185,391	—	508,776	22,681,236
ON BlackRock Advantage Large Cap Growth Portfolio	(a)	13,297,120	106,446	1,528,080	747,402	985,853	—	329,989	13,608,741
ON BlackRock Advantage Large Cap Value Portfolio	(a)	31,026,612	613,849	4,849,848	1,083,030	3,880,087	—	1,420,749	31,753,730
ON BlackRock Advantage Small Cap Growth Portfolio	(a)	19,945,679	1,190,829	2,567,527	850,837	993,294	—	449,035	20,413,112
ON Bond Portfolio	(a)	4,432,373	273,869	120,804	19,510	(68,701)	—	220,957	4,536,247
ON Federated High Income Bond Portfolio	(a)	4,432,373	77,156	141,541	17,149	151,110	—	201,790	4,536,247
ON Janus Henderson Forty Portfolio	(a)	22,161,866	233,774	2,529,840	996,464	1,818,972	—	571,316	22,681,236
ON Nasdaq-100® Index Portfolio	(a)	31,026,612	530,082	3,778,911	1,522,613	2,453,334	—	999,488	31,753,730
ON S&P 500® Index Portfolio	(a)	75,350,344	—	9,023,940	3,271,935	7,517,862	—	1,731,003	77,116,201
ON S&P MidCap 400® Index Portfolio	(a)	50,972,292	750,286	7,931,320	2,218,611	6,156,973	—	2,048,973	52,166,842
Total Open-End Mutual Funds					$13,166,132	$32,303,083	$ 855		$362,899,771

Percentages are stated as a percent of net assets.

Footnotes:
(a)	Pursuant to Section 2(a)(3) of the Investment Company Act of 1940, the investment meets the definition of “affiliated person”, as the Portfolio directly or indirectly owns, controls, or holds with power to vote 5 percent or more of the outstanding voting securities of the holding at June 30, 2021.
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Statements of Assets and Liabilities	June 30, 2021 (Unaudited)
	ON Bond Portfolio	ON BlackRock Balanced Allocation Portfolio	ON BlackRock Advantage International Equity Portfolio	ON Janus Henderson Forty Portfolio	ON AB Small Cap Portfolio	ON AB Mid Cap Core Portfolio	ON S&P 500® Index Portfolio	ON BlackRock Advantage Large Cap Value Portfolio
Assets:
Investments in securities of unaffiliated issuers, at value*	$284,210,680	$547,028,673	$501,259,345	$211,048,850	$178,218,022	$107,381,789	$1,275,462,515	$313,883,934
Cash	—	31,604	—	—	1,208	26,584	421,671	21,492
Cash subject to usage restrictions	—	275,000	689,990	—	—	—	649,000	278,300
Foreign currencies, at value**	—	—	390,345	—	—	21,255	—	489,810
Receivable for securities sold	—	9,369,157	21,520,594	—	2,757,047	437,697	9,977,848	7,345,105
Receivable for fund shares sold	612,675	36,740	6,024,261	3,736	115,202	30,219	1,231,905	4,342,734
Receivable for variation margin on futures contracts	—	6,410	—	—	—	—	17,203	7,590
Dividends and accrued interest receivable	2,326,705	1,352,722	776,969	30,343	93,386	74,738	745,251	171,836
Foreign tax reclaim receivable	—	27,160	1,320,224	3,426	6,938	2,642	—	137,502
Prepaid expenses and other assets	3,270	6,148	5,683	2,232	2,034	1,248	15,082	3,641
Total assets	287,153,330	558,133,614	531,987,411	211,088,587	181,193,837	107,976,172	1,288,520,475	326,681,944
Liabilities:
Cash overdraft	—	—	7,822	—	—	—	—	—
Payable for securities purchased	—	9,189,360	21,211,175	416,051	3,084,467	247,288	—	7,951,578
Payable for fund shares redeemed	874,388	1,105,713	251,780	2,997,468	614,021	463,420	10,296,390	55,472
Payable for investment management services	123,939	216,938	299,320	120,073	105,729	63,011	353,563	174,608
Payable for variation margin on futures contracts	—	—	75,650	—	—	—	—	—
Accrued custody expense	1,232	8,150	106,265	1,897	6,878	2,506	14,028	6,440
Accrued professional fees	5,504	5,498	5,486	5,512	5,516	5,513	5,493	5,506
Accrued accounting fees	9,131	17,210	24,647	4,974	5,167	3,605	26,467	8,101
Accrued printing and filing fees	1,816	1,977	2,080	1,593	1,567	1,553	2,650	1,631
Other liabilities	5,716	5,798	6,144	6,065	5,846	5,952	6,624	6,018
Withholding tax payable	—	—	77,299	—	—	154	825	—
Total liabilities	1,021,726	10,550,644	22,067,668	3,553,633	3,829,191	793,002	10,706,040	8,209,354
Commitments and contingent liabilities (see Note 8 of Notes to Financial Statements)
Net assets	$286,131,604	$547,582,970	$509,919,743	$207,534,954	$177,364,646	$107,183,170	$1,277,814,435	$318,472,590
Net assets consist of:
Paid in capital	252,007,204	373,705,442	433,989,254	84,086,642	71,642,178	59,918,829	619,867,461	251,277,211
Total distributable earnings	34,124,400	173,877,528	75,930,489	123,448,312	105,722,468	47,264,341	657,946,974	67,195,379
Net assets	$286,131,604	$547,582,970	$509,919,743	$207,534,954	$177,364,646	$107,183,170	$1,277,814,435	$318,472,590
*Investments in securities of unaffiliated issuers, at cost	$262,099,435	$475,991,188	$468,417,135	$122,579,550	$169,351,625	$104,392,524	$ 763,438,079	$280,960,245
**Foreign currencies, at cost	$ —	$ —	$ 391,095	$ —	$ —	$ 21,647	$ —	$ 464,815
Shares outstanding, par value, $1 per share	13,938,571	12,601,454	28,084,844	5,227,135	3,771,200	1,699,778	28,681,264	14,252,183
Authorized Fund shares allocated to Portfolio	22,000,000	22,000,000	50,000,000	9,000,000	7,000,000	4,000,000	50,000,000	26,000,000
Net asset value per share	$ 20.53	$ 43.45	$ 18.16	$ 39.70	$ 47.03	$ 63.06	$ 44.55	$ 22.35

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Statements of Assets and Liabilities	June 30, 2021 (Unaudited)
	ON Federated High Income Bond Portfolio	ON Nasdaq-100® Index Portfolio	ON BlackRock Advantage Large Cap Core Portfolio	ON BlackRock Advantage Small Cap Growth Portfolio	ON S&P MidCap 400® Index Portfolio	ON BlackRock Advantage Large Cap Growth Portfolio	ON Risk Managed Balanced Portfolio
Assets:
Investments in securities of unaffiliated issuers, at value*	$174,761,889	$395,504,827	$435,478,301	$206,598,969	$433,279,922	$121,769,780	$456,068,823
Cash	—	501,633	49,930	20,016	170,492	4,140	—
Cash subject to usage restrictions	—	224,000	308,000	156,000	202,500	64,000	—
Receivable for securities sold	—	3,459,381	10,721,639	21,561,172	—	2,680,960	523,094
Receivable for fund shares sold	308,075	42,401	90,198	308,792	4,794,604	217	39,066
Receivable for variation margin on futures contracts	—	—	5,560	6,645	3,900	—	364,351
Dividends and accrued interest receivable	2,711,524	54,372	138,770	31,074	341,331	21,041	1,011,418
Prepaid expenses and other assets	2,014	4,214	4,753	2,335	4,933	1,321	4,082
Total assets	177,783,502	399,790,828	446,797,151	228,685,003	438,797,682	124,541,459	458,010,834
Liabilities:
Cash overdraft	35	—	—	—	—	—	19,412
Payable for securities purchased	657,703	—	10,442,334	20,786,268	—	2,987,744	3,000,369
Payable for fund shares redeemed	323,132	5,301,612	4,250,922	854,174	100,931	3,226,289	1,222,536
Payable for investment management services	103,303	113,646	227,782	128,125	126,382	64,627	325,956
Payable for variation margin on futures contracts	—	12,843	—	—	—	1,120	—
Accrued custody expense	1,628	5,398	6,224	4,931	16,239	3,683	10,042
Accrued professional fees	5,504	5,508	5,502	5,517	5,505	5,512	5,502
Accrued accounting fees	13,562	8,211	9,800	6,588	10,455	3,622	20,901
Accrued printing and filing fees	1,861	1,650	1,618	1,609	1,652	1,559	1,895
Other liabilities	5,723	6,102	6,318	5,781	6,025	5,869	5,656
Withholding tax payable	—	683	—	—	—	—	157
Total liabilities	1,112,451	5,455,653	14,950,500	21,792,993	267,189	6,300,025	4,612,426
Net assets	$176,671,051	$394,335,175	$431,846,651	$206,892,010	$438,530,493	$118,241,434	$453,398,408
Net assets consist of:
Paid in capital	166,648,679	114,428,891	268,760,473	109,249,895	287,372,489	56,762,892	281,991,765
Total distributable earnings	10,022,372	279,906,284	163,086,178	97,642,115	151,158,004	61,478,542	171,406,643
Net assets	$176,671,051	$394,335,175	$431,846,651	$206,892,010	$438,530,493	$118,241,434	$453,398,408
*Investments in securities of unaffiliated issuers, at cost	$168,994,170	$205,867,814	$363,626,769	$171,910,548	$317,360,362	$ 96,509,453	$362,066,385
Shares outstanding, par value, $1 per share	7,860,396	12,413,639	9,685,918	4,550,578	17,227,113	2,867,213	24,119,912
Authorized Fund shares allocated to Portfolio	13,000,000	22,000,000	17,000,000	8,000,000	31,000,000	42,000,000	175,000,000
Net asset value per share	$ 22.48	$ 31.77	$ 44.58	$ 45.46	$ 25.46	$ 41.24	$ 18.80
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Statements of Assets and Liabilities	June 30, 2021 (Unaudited)
	ON Federated Core Plus Bond Portfolio	ON Janus Henderson U.S. Low Volatility Portfolio	ON iShares Managed Risk Balanced Portfolio	ON Moderately Conservative Model Portfolio	ON Balanced Model Portfolio	ON Moderate Growth Model Portfolio	ON Growth Model Portfolio
Assets:
Investments in securities of unaffiliated issuers, at value*	$825,238,735	$983,123,182	$415,487,930	$116,111,758	$ 384,421,514	$ 473,707,484	$ 91,175,254
Investments in affiliates, at value**	—	—	—	177,439,508	744,150,601	1,535,830,327	362,899,771
Cash	34,514,142	—	—	—	—	—	—
Cash subject to usage restrictions	336,945	—	5,259,890	—	—	—	—
Foreign currencies, at value***	—	—	4,058,760	—	—	—	—
Receivable for securities sold	—	—	—	1,083,831	6,815,706	14,472,989	4,115,078
Receivable for fund shares sold	3,226,975	33,114	43,526	2,041	9,077	160,022	1,277
Dividends and accrued interest receivable	3,515,317	163,167	187	263,404	1,074,555	1,924,808	452,527
Prepaid expenses and other assets	2,675	607	273	3,158	13,599	23,723	4,961
Total assets	866,834,789	983,320,070	424,850,566	294,903,700	1,136,485,052	2,026,119,353	458,648,868
Liabilities:
Cash overdraft	—	—	91,246	—	—	—	—
Payable for securities purchased	133,443,951	—	—	1,257,730	7,571,013	16,119,763	4,051,298
Payable for fund shares redeemed	373,598	1,763,114	174,380	91,546	328,325	438,057	517,584
Payable for investment management services	124,064	31,830	13,513	117,059	434,432	659,656	198,165
Payable for variation margin on futures contracts	121,805	—	402,307	—	—	—	—
Accrued custody expense	2,810	469	71	3,153	2,900	2,728	2,236
Accrued professional fees	4,755	440	333	4,324	3,723	3,091	4,223
Accrued accounting fees	19,677	677	125	3,848	3,856	3,856	3,848
Accrued printing and filing fees	1,866	70	60	1,761	2,493	3,938	1,617
Other liabilities	5,071	1,507	855	6,539	6,997	7,412	6,598
Total liabilities	134,097,597	1,798,107	682,890	1,485,960	8,353,739	17,238,501	4,785,569
Net assets	$732,737,192	$981,521,963	$424,167,676	$293,417,740	$1,128,131,313	$2,008,880,852	$453,863,299
Net assets consist of:
Paid in capital	724,952,378	979,382,484	424,508,150	246,301,340	895,530,004	1,542,640,578	334,173,182
Total distributable earnings	7,784,814	2,139,479	(340,474)	47,116,400	232,601,309	466,240,274	119,690,117
Net assets	$732,737,192	$981,521,963	$424,167,676	$293,417,740	$1,128,131,313	$2,008,880,852	$453,863,299
*Investments in securities of unaffiliated issuers, at cost	$821,799,713	$981,112,484	$415,082,818	$110,206,358	$ 345,401,657	$ 400,528,318	$ 72,214,398
**Investments in affiliates, at cost	$ —	$ —	$ —	$142,686,160	$ 557,310,870	$1,113,447,543	$253,076,417
***Foreign currencies, at cost	$ —	$ —	$ 4,078,664	$ —	$ —	$ —	$ —
Shares outstanding, par value, $1 per share	70,803,345	97,939,011	42,450,814	22,038,944	80,266,849	135,583,846	28,570,198
Authorized Fund shares allocated to Portfolio	115,000,000	155,000,000	133,000,000	36,000,000	130,000,000	240,000,000	48,000,000
Net asset value per share	$ 10.35	$ 10.02	$ 9.99	$ 13.31	$ 14.05	$ 14.82	$ 15.89

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Statements of Operations	For the Six-Month Period Ended June 30, 2021 (Unaudited)
	ON Bond Portfolio	ON BlackRock Balanced Allocation Portfolio	ON BlackRock Advantage International Equity Portfolio	ON Janus Henderson Forty Portfolio	ON AB Small Cap Portfolio	ON AB Mid Cap Core Portfolio	ON S&P 500® Index Portfolio	ON BlackRock Advantage Large Cap Value Portfolio
Investment income:
Interest	$ 4,492,287	$ 2,130,976	$ —	$ 186	$ 230	$ —	$ 483	$ —
Dividends from unaffiliated issuers, net of taxes withheld*	1,323	2,775,709	8,491,029	405,980	427,484	645,891	9,105,090	3,213,031
Total investment income	4,493,610	4,906,685	8,491,029	406,166	427,714	645,891	9,105,573	3,213,031
Expenses:
Management fees	748,125	1,291,882	1,795,663	712,678	690,048	432,777	2,105,397	1,067,700
Custodian fees	3,294	24,215	314,380	5,346	22,109	6,723	40,342	19,560
Directors' fees	12,133	22,902	21,816	8,674	7,772	4,699	53,440	13,826
Professional fees	12,713	14,882	19,056	12,013	11,925	11,193	21,579	13,088
Accounting fees	27,244	51,336	75,626	14,897	16,001	10,889	79,280	24,735
Administration fees	14,558	15,962	20,476	15,085	15,243	15,204	19,152	15,618
Printing and filing fees	5,625	7,049	5,208	4,228	4,700	4,539	6,535	4,692
Compliance expense	6,275	6,275	6,275	6,275	6,275	6,275	6,275	6,275
Other	3,763	8,545	10,707	3,173	2,721	1,683	19,131	5,901
Total expenses	833,730	1,443,048	2,269,207	782,369	776,794	493,982	2,351,131	1,171,395
Net investment income (loss)	3,659,880	3,463,637	6,221,822	(376,203)	(349,080)	151,909	6,754,442	2,041,636
Realized/unrealized gain on investments, futures contracts, and foreign currency related transactions:
Net realized gain (loss) on:
Investments in securities of unaffiliated issuers	103,115	48,781,542	54,399,054	13,322,080	78,037,247	38,138,777	59,405,093	41,623,872
Futures contracts	—	1,763,578	1,105,584	—	—	(2,656)	1,145,979	1,432,195
Foreign currency related transactions	—	—	12,498	(139)	(537)	878	—	18
Change in unrealized appreciation/depreciation on:
Investments in securities of unaffiliated issuers	(7,480,961)	(1,055,972)	(11,394,275)	12,340,797	(67,411,963)	(27,237,858)	108,651,209	5,255,837
Futures contracts	—	(253,691)	(327,138)	—	—	—	(84,304)	(210,562)
Foreign currency related transactions	—	(1)	(51,028)	(53)	(203)	(469)	—	(1,933)
Net realized/unrealized gain (loss) on investments, futures contracts, and foreign currency related transactions	(7,377,846)	49,235,456	43,744,695	25,662,685	10,624,544	10,898,672	169,117,977	48,099,427
Change in net assets from operations	$(3,717,966)	$52,699,093	$ 49,966,517	$25,286,482	$ 10,275,464	$ 11,050,581	$175,872,419	$50,141,063
*Taxes withheld	$ —	$ 416	$ 768,938	$ 7,154	$ 337	$ 3,338	$ 825	$ 337
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Statements of Operations	For the Six-Month Period Ended June 30, 2021 (Unaudited)
	ON Federated High Income Bond Portfolio	ON Nasdaq-100® Index Portfolio	ON BlackRock Advantage Large Cap Core Portfolio	ON BlackRock Advantage Small Cap Growth Portfolio	ON S&P MidCap 400® Index Portfolio	ON BlackRock Advantage Large Cap Growth Portfolio	ON Risk Managed Balanced Portfolio
Investment income:
Interest	$4,692,306	$ 243	$ —	$ —	$ 330	$ —	$ 2,107,662
Dividends from unaffiliated issuers, net of taxes withheld*	5,778	1,364,043	3,093,255	509,387	2,944,916	423,044	1,178,852
Total investment income	4,698,084	1,364,286	3,093,255	509,387	2,945,246	423,044	3,286,514
Expenses:
Management fees	618,168	673,758	1,353,292	792,385	769,964	384,479	1,933,118
Custodian fees	4,848	13,546	17,066	14,603	56,469	10,033	27,788
Directors' fees	7,431	16,262	18,126	9,002	18,909	5,007	18,788
Professional fees	11,753	13,525	13,921	12,063	14,059	11,260	14,063
Accounting fees	40,752	24,463	29,232	20,022	31,821	10,863	63,939
Administration fees	14,670	15,599	17,384	14,991	15,932	14,582	14,941
Printing and filing fees	5,909	4,647	4,980	4,668	4,871	4,787	6,994
Compliance expense	6,275	6,275	6,275	6,275	6,275	6,275	6,275
Other	2,318	5,929	6,585	3,166	6,546	1,829	6,781
Total expenses	712,124	774,004	1,466,861	877,175	924,846	449,115	2,092,687
Net investment income (loss)	3,985,960	590,282	1,626,394	(367,788)	2,020,400	(26,071)	1,193,827
Realized/unrealized gain (loss) on investments and futures contracts:
Net realized gain (loss) on:
Investments in securities of unaffiliated issuers	(237,854)	18,830,947	49,520,830	39,408,690	35,191,414	14,325,437	21,458,990
Futures contracts	—	680,069	1,784,281	891,718	744,492	453,164	(7,647,557)
Change in unrealized appreciation/depreciation on:
Investments in securities of unaffiliated issuers	2,780,285	27,663,837	8,093,391	(20,888,887)	32,627,253	330,059	12,850,914
Futures contracts	—	15,712	(284,063)	(81,162)	(71,599)	(78,737)	532,609
Net realized/unrealized gain on investments and futures contracts	2,542,431	47,190,565	59,114,439	19,330,359	68,491,560	15,029,923	27,194,956
Change in net assets from operations	$6,528,391	$47,780,847	$60,740,833	$ 18,962,571	$70,511,960	$15,003,852	$28,388,783
*Taxes withheld	$ —	$ 2,031	$ 458	$ 1,005	$ —	$ —	$ 6,855
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Statements of Operations	For the Six-Month Period Ended June 30, 2021 (Unaudited)
	ON Federated Core Plus Bond Portfolio	ON Janus Henderson U.S. Low Volatility Portfolio	ON iShares Managed Risk Balanced Portfolio	ON Moderately Conservative Model Portfolio	ON Balanced Model Portfolio	ON Moderate Growth Model Portfolio	ON Growth Model Portfolio
Investment income:
Interest	$ 2,527,361	$ —	$ —	$ —	$ —	$ —	$ —
Dividends from unaffiliated issuers, net of taxes withheld*	475,121	163,167	187	1,119,177	3,197,237	3,861,761	656,280
Dividends from affililiates	—	—	—	570	2,161	3,796	855
Total investment income	3,002,482	163,167	187	1,119,747	3,199,398	3,865,557	657,135
Expenses:
Management fees	668,983	31,830	13,513	595,518	2,246,657	3,976,365	895,794
Custodian fees	8,929	470	71	8,786	8,366	7,799	6,350
Directors' fees	10,047	379	171	12,833	48,182	85,056	19,139
Professional fees	8,606	440	333	12,291	19,548	27,624	13,202
Accounting fees	58,496	677	125	10,712	11,823	11,823	11,767
Administration fees	12,567	199	160	17,447	19,688	22,319	17,474
Printing and filing fees	5,777	70	59	5,958	6,024	8,416	4,708
Compliance expense	6,275	242	241	6,275	6,275	6,275	6,275
Recoupment of previously reimbursed expenses	—	—	—	—	25,117	34,233	118,147
Other	2,472	79	11	4,155	14,284	24,639	5,365
Total expenses	782,152	34,386	14,684	673,975	2,405,964	4,204,549	1,098,221
Less expenses reduced or reimbursed by advisor	—	—	—	(64,732)	(137,994)	—	—
Net expenses	782,152	34,386	14,684	609,243	2,267,970	4,204,549	1,098,221
Net investment income (loss)	2,220,330	128,781	(14,497)	510,504	931,428	(338,992)	(441,086)
Realized/unrealized gain (loss) on investments, capital gain distributions received from underlying mutual funds, futures contracts, and foreign currency related transactions:
Net realized gain (loss) on:
Investments in securities of unaffiliated issuers	(386,762)	—	—	1,567,286	3,595,810	6,905,846	1,918,449
Investments in affiliates	—	—	—	5,487,212	22,294,203	50,109,094	13,166,132
Capital gain distributions received from underlying unaffiliated mutual funds	—	—	—	246,359	654,338	902,946	58,400
Futures contracts	634,398	—	(4,169)	—	—	—	—
Foreign currency related transactions	—	—	(10,359)	—	—	—	—
Change in unrealized appreciation/depreciation on:
Investments in securities of unaffiliated issuers	(4,067,508)	2,010,698	405,112	(2,488,927)	1,662,489	12,489,341	4,403,328
Investments in affiliates	—	—	—	9,281,582	53,657,919	122,115,450	32,303,083
Futures contracts	(533,675)	—	(696,657)	—	—	—	—
Foreign currency related transactions	—	—	(19,904)	—	—	—	—
Net realized/unrealized gain (loss) on investments, capital gain distributions received from underlying mutual funds, futures contracts, and foreign currency related transactions	(4,353,547)	2,010,698	(325,977)	14,093,512	81,864,759	192,522,677	51,849,392
Change in net assets from operations	$(2,133,217)	$2,139,479	$(340,474)	$14,604,016	$82,796,187	$192,183,685	$51,408,306
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Statements of Changes in Net Assets
	ON Bond Portfolio		ON BlackRock Balanced Allocation Portfolio		ON BlackRock Advantage International Equity Portfolio		ON Janus Henderson Forty Portfolio
	Six-Month Period	Year Ended	Six-Month Period	Year Ended	Six-Month Period	Year Ended	Six-Month Period	Year Ended
	Ended June 30, 2021 (Unaudited)	December 31, 2020	Ended June 30, 2021 (Unaudited)	December 31, 2020	Ended June 30, 2021 (Unaudited)	December 31, 2020	Ended June 30, 2021 (Unaudited)	December 31, 2020
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$ 3,659,880	$ 7,643,059	$ 3,463,637	$ 8,003,896	$ 6,221,822	$ 6,290,888	$ (376,203)	$ (458,258)
Net realized gain (loss) on investments, futures contracts, and foreign currency related transactions	103,115	1,088,784	50,545,120	41,192,682	55,517,136	(3,041,516)	13,321,941	22,565,835
Change in unrealized appreciation/depreciation on investments, futures contracts, and foreign currency related transactions	(7,480,961)	16,136,193	(1,309,664)	25,891,058	(11,772,441)	33,927,185	12,340,744	39,196,159
Change in net assets from operations	(3,717,966)	24,868,036	52,699,093	75,087,636	49,966,517	37,176,557	25,286,482	61,303,736
Distributions:
Distributions to shareholders	—	(1,955,669)	—	(3,456,539)	—	(2,738,370)	—	(4,403,993)
Capital transactions:
Received from shares sold	21,477,573	60,133,879	16,754,189	48,633,016	9,689,506	39,904,840	3,745,894	11,932,642
Received from shares issued in reorganizations	—	—	—	—	—	39,436,084	—	—
Received from dividends reinvested	—	1,955,669	—	3,456,539	—	2,738,370	—	4,403,993
Paid for shares redeemed	(26,689,596)	(80,405,191)	(55,559,959)	(135,249,225)	(54,152,467)	(86,338,732)	(25,135,579)	(66,548,074)
Change in net assets from capital transactions	(5,212,023)	(18,315,643)	(38,805,770)	(83,159,670)	(44,462,961)	(4,259,438)	(21,389,685)	(50,211,439)
Change in net assets	(8,929,989)	4,596,724	13,893,323	(11,528,573)	5,503,556	30,178,749	3,896,797	6,688,304
Net assets:
Beginning of period	295,061,593	290,464,869	533,689,647	545,218,220	504,416,187	474,237,438	203,638,157	196,949,853
End of period	$286,131,604	$295,061,593	$547,582,970	$ 533,689,647	$509,919,743	$504,416,187	$207,534,954	$203,638,157
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Statements of Changes in Net Assets
	ON AB Small Cap Portfolio		ON AB Mid Cap Core Portfolio		ON S&P 500® Index Portfolio		ON BlackRock Advantage Large Cap Value Portfolio
	Six-Month Period	Year Ended	Six-Month Period	Year Ended	Six-Month Period	Year Ended	Six-Month Period	Year Ended
	Ended June 30, 2021 (Unaudited)	December 31, 2020	Ended June 30, 2021 (Unaudited)	December 31, 2020	Ended June 30, 2021 (Unaudited)	December 31, 2020	Ended June 30, 2021 (Unaudited)	December 31, 2020
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$ (349,080)	$ (770,353)	$ 151,909	$ (120,181)	$ 6,754,442	$ 16,822,955	$ 2,041,636	$ 4,947,760
Net realized gain (loss) on investments, futures contracts, and foreign currency related transactions	78,036,710	19,972,855	38,136,999	6,171,111	60,551,072	69,188,819	43,056,085	(13,076,657)
Change in unrealized appreciation/depreciation on investments, futures contracts, and foreign currency related transactions	(67,412,166)	32,201,515	(27,238,327)	12,175,034	108,566,905	105,946,641	5,043,342	20,977,953
Change in net assets from operations	10,275,464	51,404,017	11,050,581	18,225,964	175,872,419	191,958,415	50,141,063	12,849,056
Distributions:
Distributions to shareholders	—	(3,319,361)	—	(1,446,892)	—	(16,545,732)	—	(4,616,269)
Capital transactions:
Received from shares sold	7,207,303	26,259,176	1,546,579	7,735,887	38,332,247	87,145,272	7,079,402	28,451,695
Received from dividends reinvested	—	3,319,361	—	1,446,892	—	16,545,732	—	4,616,269
Paid for shares redeemed	(22,569,494)	(65,886,679)	(14,607,088)	(26,741,822)	(165,175,163)	(252,910,129)	(55,275,982)	(45,453,705)
Change in net assets from capital transactions	(15,362,191)	(36,308,142)	(13,060,509)	(17,559,043)	(126,842,916)	(149,219,125)	(48,196,580)	(12,385,741)
Change in net assets	(5,086,727)	11,776,514	(2,009,928)	(779,971)	49,029,503	26,193,558	1,944,483	(4,152,954)
Net assets:
Beginning of period	182,451,373	170,674,859	109,193,098	109,973,069	1,228,784,932	1,202,591,374	316,528,107	320,681,061
End of period	$177,364,646	$182,451,373	$107,183,170	$109,193,098	$1,277,814,435	$1,228,784,932	$318,472,590	$316,528,107
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Statements of Changes in Net Assets
	ON Federated High Income Bond Portfolio		ON Nasdaq-100® Index Portfolio		ON BlackRock Advantage Large Cap Core Portfolio		ON BlackRock Advantage Small Cap Growth Portfolio
	Six-Month Period	Year Ended	Six-Month Period	Year Ended	Six-Month Period	Year Ended	Six-Month Period	Year Ended
	Ended June 30, 2021 (Unaudited)	December 31, 2020	Ended June 30, 2021 (Unaudited)	December 31, 2020	Ended June 30, 2021 (Unaudited)	December 31, 2020	Ended June 30, 2021 (Unaudited)	December 31, 2020
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$ 3,985,960	$ 8,702,265	$ 590,282	$ 1,718,327	$ 1,626,394	$ 4,080,468	$ (367,788)	$ (323,087)
Net realized gain (loss) on investments and futures contracts	(237,854)	(2,319,010)	19,511,016	69,212,424	51,305,111	37,137,038	40,300,408	25,652,045
Change in unrealized appreciation/depreciation on investments and futures contracts	2,780,285	2,340,340	27,679,549	70,395,037	7,809,328	22,049,754	(20,970,049)	34,122,797
Change in net assets from operations	6,528,391	8,723,595	47,780,847	141,325,788	60,740,833	63,267,260	18,962,571	59,451,755
Distributions:
Distributions to shareholders	—	(2,647,672)	—	(17,027,006)	—	(742,987)	—	(2,304,466)
Capital transactions:
Received from shares sold	7,010,015	16,805,407	27,888,146	53,369,383	4,256,305	13,469,658	8,243,202	14,648,310
Received from dividends reinvested	—	2,647,672	—	17,027,006	—	742,987	—	2,304,466
Paid for shares redeemed	(12,477,204)	(48,571,296)	(64,346,489)	(164,668,793)	(51,604,250)	(88,853,122)	(30,095,622)	(69,166,327)
Change in net assets from capital transactions	(5,467,189)	(29,118,217)	(36,458,343)	(94,272,404)	(47,347,945)	(74,640,477)	(21,852,420)	(52,213,551)
Change in net assets	1,061,202	(23,042,294)	11,322,504	30,026,378	13,392,888	(12,116,204)	(2,889,849)	4,933,738
Net assets:
Beginning of period	175,609,849	198,652,143	383,012,671	352,986,293	418,453,763	430,569,967	209,781,859	204,848,121
End of period	$176,671,051	$175,609,849	$394,335,175	$ 383,012,671	$431,846,651	$418,453,763	$206,892,010	$209,781,859
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Statements of Changes in Net Assets
	ON S&P MidCap 400® Index Portfolio		ON BlackRock Advantage Large Cap Growth Portfolio		ON Risk Managed Balanced Portfolio		ON Federated Core Plus Bond Portfolio
	Six-Month Period	Year Ended	Six-Month Period	Year Ended	Six-Month Period	Year Ended	Six-Month Period	Period from May 1, 2020 (inception) to
	Ended June 30, 2021 (Unaudited)	December 31, 2020	Ended June 30, 2021 (Unaudited)	December 31, 2020	Ended June 30, 2021 (Unaudited)	December 31, 2020	Ended June 30, 2021 (Unaudited)	December 31, 2020
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$ 2,020,400	$ 5,201,608	$ (26,071)	$ 221,041	$ 1,193,827	$ 3,075,686	$ 2,220,330	$ 2,422,945
Net realized gain (loss) on investments, futures contracts, and foreign currency related transactions	35,935,906	(5,139,972)	14,778,601	21,546,043	13,811,433	60,426,073	247,636	(51,642)
Change in unrealized appreciation/depreciation on investments, futures contracts, and foreign currency related transactions	32,555,654	52,421,868	251,322	9,631,527	13,383,523	17,484,277	(4,601,183)	7,546,728
Change in net assets from operations	70,511,960	52,483,504	15,003,852	31,398,611	28,388,783	80,986,036	(2,133,217)	9,918,031
Distributions:
Distributions to shareholders	—	(2,070,321)	—	(1,579,491)	—	(10,638,087)	—	—
Capital transactions:
Received from shares sold	13,522,017	51,504,179	1,599,099	5,714,920	27,676,181	57,289,980	500,154,003	238,621,576
Received from dividends reinvested	—	2,070,321	—	1,579,491	—	10,638,087	—	—
Paid for shares redeemed	(73,746,633)	(126,683,792)	(15,204,147)	(33,463,060)	(46,484,444)	(98,065,105)	(5,154,995)	(8,668,206)
Change in net assets from capital transactions	(60,224,616)	(73,109,292)	(13,605,048)	(26,168,649)	(18,808,263)	(30,137,038)	494,999,008	229,953,370
Change in net assets	10,287,344	(22,696,109)	1,398,804	3,650,471	9,580,520	40,210,911	492,865,791	239,871,401
Net assets:
Beginning of period	428,243,149	450,939,258	116,842,630	113,192,159	443,817,888	403,606,977	239,871,401	—
End of period	$438,530,493	$ 428,243,149	$118,241,434	$116,842,630	$453,398,408	$443,817,888	$732,737,192	$239,871,401
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Statements of Changes in Net Assets
	ON Janus Henderson U.S. Low Volatility Portfolio	ON iShares Managed Risk Balanced Portfolio	ON Moderately Conservative Model Portfolio		ON Balanced Model Portfolio
	Period from June 25, 2021 (inception) to	Period from June 25, 2021 (inception) to	Six-Month Period	Year Ended	Six-Month Period	Year Ended
	June 30, 2021 (Unaudited)	June 30, 2021 (Unaudited)	Ended June 30, 2021 (Unaudited)	December 31, 2020	Ended June 30, 2021 (Unaudited)	December 31, 2020
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$ 128,781	$ (14,497)	$ 510,504	$ 2,130,733	$ 931,428	$ 7,000,354
Net realized gain (loss) on investments , futures contracts, and capital gain distributions received from underlying mutual funds	—	(14,528)	7,300,857	6,951,893	26,544,351	27,145,863
Change in unrealized appreciation/depreciation on investments and futures contracts	2,010,698	(311,449)	6,792,655	15,239,533	55,320,408	102,587,548
Change in net assets from operations	2,139,479	(340,474)	14,604,016	24,322,159	82,796,187	136,733,765
Capital transactions:
Received from shares sold	157,102	425,254,939	10,898,646	13,528,216	12,125,225	41,303,093
Received from shares issued in reorganizations	—	—	—	79,451,302	—	—
Received from in-kind transfer (see Note 3 of Notes to Financial Statements)	983,714,079	—	—	—	—	—
Paid for shares redeemed	(4,488,697)	(746,789)	(35,566,769)	(37,043,498)	(94,615,490)	(159,709,700)
Change in net assets from capital transactions	979,382,484	424,508,150	(24,668,123)	55,936,020	(82,490,265)	(118,406,607)
Change in net assets	981,521,963	424,167,676	(10,064,107)	80,258,179	305,922	18,327,158
Net assets:
Beginning of period	—	—	303,481,847	223,223,668	1,127,825,391	1,109,498,233
End of period	$981,521,963	$424,167,676	$293,417,740	$303,481,847	$1,128,131,313	$1,127,825,391
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Statements of Changes in Net Assets
	ON Moderate Growth Model Portfolio		ON Growth Model Portfolio
	Six-Month Period	Year Ended	Six-Month Period	Year Ended
	Ended June 30, 2021 (Unaudited)	December 31, 2020	Ended June 30, 2021 (Unaudited)	December 31, 2020
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$ (338,992)	$ 6,311,329	$ (441,086)	$ 651,228
Net realized gain on investments and capital gain distributions received from underlying mutual funds	57,917,886	43,533,935	15,142,981	11,114,798
Change in unrealized appreciation on investments	134,604,791	215,977,554	36,706,411	58,111,743
Change in net assets from operations	192,183,685	265,822,818	51,408,306	69,877,769
Capital transactions:
Received from shares sold	15,900,133	21,843,156	3,437,587	6,891,742
Paid for shares redeemed	(186,613,444)	(261,640,579)	(44,046,238)	(67,341,557)
Change in net assets from capital transactions	(170,713,311)	(239,797,423)	(40,608,651)	(60,449,815)
Change in net assets	21,470,374	26,025,395	10,799,655	9,427,954
Net assets:
Beginning of period	1,987,410,478	1,961,385,083	443,063,644	433,635,690
End of period	$2,008,880,852	$1,987,410,478	$453,863,299	$443,063,644
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Financial Highlights
	Selected per-share data							Ratios and supplemental data
		Operations			Distributions			Ratios to average net assets
								Ratios net of expenses reduced or reimbursed by adviser		Ratios assuming no expenses reduced or reimbursed by adviser
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from operations	Distributions to shareholders	Net asset value, end of year or period	Total Return#	Expenses	Net investment income (loss)	Expenses	Net assets, end of year or period (millions)	Portfolio turnover rate
ON Bond Portfolio
Six-Month Period Ended June 30, 2021+	$20.79	0.27	(0.53)	(0.26)	—	$20.53	(1.25)%*	0.59% **	2.59%**	0.59%**	$286.1	6% *
Year Ended December 31, 2020	$19.10	0.55	1.28	1.83	(0.14)	$20.79	9.59%	0.60%	2.72%	0.60%	$295.1	69%
Year Ended December 31, 2019	$17.02	0.55	1.96	2.51	(0.43)	$19.10	14.73%	0.60%	3.19%	0.60%	$290.5	60%
Year Ended December 31, 2018	$17.56	0.64	(1.18)	(0.54)	—	$17.02	(3.08)%	0.59%	3.27%	0.59%	$257.7	40%
Year Ended December 31, 2017	$16.54	0.04	0.98	1.02	—	$17.56	6.17%	0.63%	3.16%	0.63%	$317.3	114%
ON BlackRock Balanced Allocation Portfolio
Six-Month Period Ended June 30, 2021+	$39.40	0.32	3.73	4.05	—	$43.45	10.28%*	0.54%**	1.30%**	0.54%**	$547.6	57%*
Year Ended December 31, 2020	$34.30	0.60	4.75	5.35	(0.25)	$39.40	15.65%	0.55%	1.57%	0.55%	$533.7	121%
Year Ended December 31, 2019	$27.85	0.26	7.85	8.11	(1.66)	$34.30	29.29%	0.59%	1.77%	0.59%	$545.2	97% (a)
Year Ended December 31, 2018	$32.60	0.40	(5.15)	(4.75)	—	$27.85	(14.57)%	0.77%	1.16%	0.77%	$ 53.6	225%
Year Ended December 31, 2017	$26.93	0.31	5.36	5.67	—	$32.60	21.05%	0.78%	1.02%	0.78%	$ 68.4	187%
ON BlackRock Advantage International Equity Portfolio
Six-Month Period Ended June 30, 2021+	$16.47	0.24	1.45	1.69	—	$18.16	10.26%*	0.89%**	2.45%**	0.89%**	$509.9	111%*
Year Ended December 31, 2020	$15.52	0.20	0.83	1.03	(0.08)	$16.47	6.74%	0.91%	1.40%	0.91%	$504.4	238%
Year Ended December 31, 2019	$13.07	0.34	2.37	2.71	(0.26)	$15.52	20.72%	0.87%	2.15%	0.87%	$474.2	105% (b)
Year Ended December 31, 2018	$15.08	0.23	(2.24)	(2.01)	—	$13.07	(13.33)%	0.86%	1.93%	0.86%	$518.8	44%
Year Ended December 31, 2017	$11.89	0.18	3.01	3.19	—	$15.08	26.83%	1.06%	1.25%	1.06%	$158.1	132% (c)
ON Janus Henderson Forty Portfolio
Six-Month Period Ended June 30, 2021+	$35.13	(0.07)	4.64	4.57	—	$39.70	13.01%*	0.77%**	(0.37)%**	0.77%**	$207.5	17%*
Year Ended December 31, 2020	$26.06	(0.08)	9.87	9.79	(0.72)	$35.13	37.87%	0.79%	(0.24)%	0.79%	$203.6	36%
Year Ended December 31, 2019	$20.97	(—) (d)	7.25	7.25	(2.16)	$26.06	34.89%	0.81%	(—)% (d)	0.81%	$196.9	53%
Year Ended December 31, 2018	$19.93	(0.03)	1.07	1.04	—	$20.97	5.22%	0.87%	(0.15)%	0.87%	$149.3	48%
Year Ended December 31, 2017	$15.61	(0.03)	4.35	4.32	—	$19.93	27.67%	0.96%	(0.15)%	0.96%	$ 60.6	57%

+	Unaudited
*	Not annualized
**	Annualized
(a)	The cost of purchases and proceeds from sales of Portfolio securities that were incurred to realign the Portfolio’s holdings subsequent to the August 23, 2019 reorganization are excluded from the portfolio turnover rate calculation. If such amounts had not been excluded, the portfolio turnover rate would have been 261%. Effective February 1, 2019, the sub-adviser for the equity portion of the ON BlackRock Balanced Allocation Portfolio changed from Suffolk Capital Management, LLC to BlackRock Investment Management, LLC.
(b)	Effective December 7, 2019, the sub-adviser to the ON ON BlackRock Advantage International Equity Portfolio changed from Lazard Asset Management LLC to BlackRock Investment Management, LLC. Costs of purchases and proceeds from sales of portfolio securities associated with the change in sub-advisers contributed to a higher portfolio turnover rate for the year ended December 31, 2019 as compared to prior years.
(c)	Effective May 1, 2017, the sub-adviser to the ON BlackRock Advantage International Equity Portfolio changed from Federated Global Investment Management Corp. to Lazard Asset Management LLC. Costs of purchases and proceeds from sales of portfolio securities associated with the change in the sub-adviser contributed to a higher portfolio turnover rate for the year ended December 31, 2017 as compared to prior years.
(d)	The absolute value of per share or ratio data is less than $0.005 per share, or 0.005%, respectively.
# Performance does not include fees and expenses imposed by a variable annuity contract. Had those fees and expenses been included, performance would have been lower than the returns presented.
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Financial Highlights
	Selected per-share data							Ratios and supplemental data
		Operations			Distributions			Ratios to average net assets
								Ratios net of expenses reduced or reimbursed by adviser		Ratios assuming no expenses reduced or reimbursed by adviser
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from operations	Distributions to shareholders	Net asset value, end of year or period	Total Return#	Expenses	Net investment income (loss)	Expenses	Net assets, end of year or period (millions)	Portfolio turnover rate
ON AB Small Cap Portfolio
Six-Month Period Ended June 30, 2021+	$44.52	(0.09)	2.60	2.51	—	$47.03	5.64%*	0.87% **	(0.39)%**	0.87%**	$ 177.4	109% *, (a)
Year Ended December 31, 2020	$33.89	(0.22)	11.55	11.33	(0.70)	$44.52	34.04%	0.89%	(0.48)%	0.89%	$ 182.5	26%
Year Ended December 31, 2019	$30.89	(0.15)	8.87	8.72	(5.72)	$33.89	28.61%	0.88%	(0.35)%	0.88%	$ 170.7	17%
Year Ended December 31, 2018	$32.99	(0.10)	(2.00)	(2.10)	—	$30.89	(6.37)%	0.85%	(0.23)%	0.85%	$ 207.4	33%
Year Ended December 31, 2017	$26.61	(0.06)	6.44	6.38	—	$32.99	23.98%	0.85%	(0.19)%	0.85%	$ 276.2	26%
ON AB Mid Cap Core Portfolio
Six-Month Period Ended June 30, 2021+	$56.98	0.08	6.00	6.08	—	$63.06	10.67%*	0.92%**	0.28%**	0.92%**	$ 107.2	107%* (a)
Year Ended December 31, 2020	$48.53	(0.06)	9.21	9.15	(0.70)	$56.98	19.15%	0.98%	(0.12)%	0.98%	$ 109.2	14%
Year Ended December 31, 2019	$37.36	0.05	13.54	13.59	(2.42)	$48.53	36.57%	0.96%	0.10%	0.96%	$ 110.0	10%
Year Ended December 31, 2018	$38.60	0.02	(1.26)	(1.24)	—	$37.36	(3.21)%	0.96%	0.06%	0.96%	$ 102.6	103% (b)
Year Ended December 31, 2017	$30.37	(0.09)	8.32	8.23	—	$38.60	27.10%	0.98%	(0.24)%	0.98%	$ 77.8	57%
ON S&P 500® Index Portfolio
Six-Month Period Ended June 30, 2021+	$38.72	0.30	5.53	5.83	—	$44.55	15.06%*	0.38%**	1.08%**	0.38%**	$1,277.8	1%*
Year Ended December 31, 2020	$33.29	0.54	5.40	5.94	(0.51)	$38.72	17.99%	0.39%	1.49%	0.39%	$1,228.8	6%
Year Ended December 31, 2019	$28.11	0.57	8.00	8.57	(3.39)	$33.29	30.97%	0.39%	1.64%	0.39%	$1,202.6	7%
Year Ended December 31, 2018	$29.52	0.48	(1.89)	(1.41)	—	$28.11	(4.78)%	0.38%	1.58%	0.38%	$1,111.5	18%
Year Ended December 31, 2017	$24.32	0.37	4.83	5.20	—	$29.52	21.38%	0.38%	1.65%	0.38%	$1,144.2	8%
ON BlackRock Advantage Large Cap Value Portfolio
Six-Month Period Ended June 30, 2021+	$19.13	0.19	3.03	3.22	—	$22.35	16.83%*	0.74%**	1.28%**	0.74%**	$ 318.5	70%*
Year Ended December 31, 2020	$18.75	0.30	0.35	0.65	(0.27)	$19.13	3.66%	0.74%	1.70%	0.74%	$ 316.5	150%
Year Ended December 31, 2019	$16.37	0.76	2.38	3.14	(0.76)	$18.75	19.21%	0.77%	3.94%	0.77%	$ 320.7	127% (c)
Year Ended December 31, 2018	$17.88	0.87	(2.38)	(1.51)	—	$16.37	(8.45)%	0.76%	3.88%	0.76%	$ 321.8	18%
Year Ended December 31, 2017	$15.60	0.59	1.69	2.28	—	$17.88	14.62%	0.75%	3.77%	0.75%	$ 596.7	27%

+	Unaudited
*	Not annualized
**	Annualized
(a)	Effective May 1, 2021, the sub-adviser to the ON AB Small Cap Portfolio and ON AB Mid Cap Core Portfolio changed from Janus Capital Management LLC to AllianceBernstein, L.P. Costs of purchases and proceeds from sales of portfolio securities associated with the change in the sub-adviser contributed to a higher portfolio turnover rate for the six-month period ended June 30, 2021 as compared to prior years.
(b)	Effective May 1, 2018, the sub-adviser changed from Goldman Sachs Asset Management, L.P. to Janus Capital Management LLC. Costs of purchases and proceeds from sales of portfolio securities associated with the change in the sub-adviser contributed to a higher portfolio turnover rate for the year ended December 31, 2018 as compared to prior years.
(c)	Effective December 7, 2019, the sub-adviser changed from Federated Equity Management Company of Pennsylvania to BlackRock Investment Management, LLC. Costs of purchases and proceeds from sales of portfolio securities associated with the change in the sub-adviser contributed to a higher portfolio turnover rate for the year ended December 31, 2019 as compared to prior years.
# Performance does not include fees and expenses imposed by a variable annuity contract. Had those fees and expenses been included, performance would have been lower than the returns presented.
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Financial Highlights
	Selected per-share data							Ratios and supplemental data
		Operations			Distributions			Ratios to average net assets
								Ratios net of expenses reduced or reimbursed by adviser		Ratios assuming no expenses reduced or reimbursed by adviser
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from operations	Distributions to shareholders	Net asset value, end of year or period	Total Return#	Expenses	Net investment income (loss)	Expenses	Net assets, end of year or period (millions)	Portfolio turnover rate
ON Federated High Income Bond Portfolio
Six-Month Period Ended June 30, 2021+	$21.65	0.54	0.29	0.83	—	$22.48	3.83%*	0.82% **	4.61%**	0.82%**	$176.7	20% *
Year Ended December 31, 2020	$20.69	1.12	0.16	1.28	(0.32)	$21.65	6.26%	0.83%	4.97%	0.83%	$175.6	33%
Year Ended December 31, 2019	$18.73	1.14	1.70	2.84	(0.88)	$20.69	15.29%	0.80%	5.34%	0.80%	$198.7	23%
Year Ended December 31, 2018	$19.36	1.41	(2.04)	(0.63)	—	$18.73	(3.25)%	0.75%	5.39%	0.75%	$202.1	14%
Year Ended December 31, 2017	$18.10	1.04	0.22	1.26	—	$19.36	6.96%	0.74%	5.21%	0.74%	$319.1	30%
ON Nasdaq-100® Index Portfolio
Six-Month Period Ended June 30, 2021+	$28.08	0.06	3.63	3.69	—	$31.77	13.14%*	0.41%**	0.31%**	0.41%**	$394.3	1%*
Year Ended December 31, 2020	$19.83	0.13	9.30	9.43	(1.18)	$28.08	48.32%	0.42%	0.49%	0.42%	$383.0	10%
Year Ended December 31, 2019	$16.60	0.14	6.15	6.29	(3.06)	$19.83	38.86%	0.42%	0.66%	0.42%	$353.0	8%
Year Ended December 31, 2018	$16.67	0.12	(0.19)	(0.07)	—	$16.60	(0.42)%	0.41%	0.67%	0.41%	$327.6	22%
Year Ended December 31, 2017	$12.59	0.07	4.01	4.08	—	$16.67	32.41%	0.45%	0.71%	0.45%	$257.2	9%
ON BlackRock Advantage Large Cap Core Portfolio
Six-Month Period Ended June 30, 2021+	$38.66	0.21	5.71	5.92	—	$44.58	15.31%*	0.69%**	0.77%**	0.69%**	$431.8	67%*
Year Ended December 31, 2020	$32.95	0.38	5.39	5.77	(0.06)	$38.66	17.55%	0.70%	1.04%	0.70%	$418.5	137%
Year Ended December 31, 2019	$24.79	0.22	8.10	8.32	(0.16)	$32.95	33.60%	0.74%	1.28%	0.74%	$430.6	152% (a)
Year Ended December 31, 2018	$30.22	0.20	(5.63)	(5.43)	—	$24.79	(17.97)%	0.82%	0.63%	0.82%	$155.3	272%
Year Ended December 31, 2017	$24.02	0.16	6.04	6.20	—	$30.22	25.81%	0.82%	0.47%	0.82%	$223.7	220%
ON BlackRock Advantage Small Cap Growth Portfolio
Six-Month Period Ended June 30, 2021+	$41.69	(0.08)	3.85	3.77	—	$45.46	9.04%*	0.85%**	(0.35)%**	0.85%**	$206.9	53%*
Year Ended December 31, 2020	$31.42	(0.06)	10.73	10.67	(0.40)	$41.69	34.34%	0.86%	(0.17)%	0.86%	$209.8	87%
Year Ended December 31, 2019	$23.62	0.02	8.02	8.04	(0.24)	$31.42	34.07%	0.91%	0.11%	0.91%	$204.8	114% (a)
Year Ended December 31, 2018	$24.91	(0.26)	(1.03)	(1.29)	—	$23.62	(5.18)%	1.05%	(0.55)%	1.05%	$ 25.5	201%
Year Ended December 31, 2017	$20.49	(0.21)	4.63	4.42	—	$24.91	21.57%	0.98%	(0.55)%	0.98%	$ 56.8	196%

+	Unaudited
*	Not annualized
**	Annualized
(a)	The cost of purchases and proceeds from sales of Portfolio securities that were incurred to realign the Portfolios holdings subsequent to the August 23, 2019 reorganization are excluded from the portfolio turnover rate calculation. If such amounts had not been excluded, the portfolio turnover rates would have been 211% for the ON BlackRock Advantage Large Cap Core Portfolio and and 177% for the ON BlackRock Advantage Small Cap Growth Portolio. Effective February 1, 2019, the sub-adviser to the Portfolios changed from Suffolk Capital Management, LLC to BlackRock Investment Management, LLC.
# Performance does not include fees and expenses imposed by a variable annuity contract. Had those fees and expenses been included, performance would have been lower than the returns presented.
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Financial Highlights
	Selected per-share data							Ratios and supplemental data
		Operations			Distributions			Ratios to average net assets
								Ratios net of expenses reduced or reimbursed by adviser		Ratios assuming no expenses reduced or reimbursed by adviser
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from operations	Distributions to shareholders	Net asset value, end of year or period	Total Return#	Expenses	Net investment income (loss)	Expenses	Net assets, end of year or period (millions)	Portfolio turnover rate
ON S&P MidCap 400® Index Portfolio
Six-Month Period Ended June 30, 2021+	$21.70	0.15	3.61	3.76	—	$25.46	17.33%*	0.42% **	0.93%**	0.42%**	$438.5	9% *
Year Ended December 31, 2020	$19.25	0.27	2.27	2.54	(0.09)	$21.70	13.33%	0.42%	1.31%	0.42%	$428.2	28%
Year Ended December 31, 2019	$15.46	0.21	3.74	3.95	(0.16)	$19.25	25.58%	0.44%	1.37%	0.44%	$450.9	39%
Year Ended December 31, 2018	$17.46	0.10	(2.10)	(2.00)	—	$15.46	(11.45)%	0.51%	1.32%	0.51%	$306.6	28%
Year Ended December 31, 2017	$15.12	0.04	2.30	2.34	—	$17.46	15.48%	0.71%	0.92%	0.71%	$ 88.8	41%
ON BlackRock Advantage Large Cap Growth Portfolio
Six-Month Period Ended June 30, 2021+	$36.36	(—) (a)	4.88	4.88	—	$41.24	13.42%*	0.77%**	(0.04)%**	0.77%**	$118.2	74%*
Year Ended December 31, 2020	$27.54	0.08	9.22	9.30	(0.48)	$36.36	33.97%	0.79%	0.21%	0.79%	$116.8	143%
Year Ended December 31, 2019	$20.59	0.16	7.77	7.93	(0.98)	$27.54	38.68%	0.80%	0.62%	0.80%	$113.2	214%
Year Ended December 31, 2018	$24.19	0.12	(3.72)	(3.60)	—	$20.59	(14.88)%	0.88%	0.43%	0.88%	$ 87.5	269%
Year Ended December 31, 2017	$18.65	0.07	5.47	5.54	—	$24.19	29.71%	0.88%	0.24%	0.88%	$128.0	218%
ON Risk Managed Balanced Portfolio
Six-Month Period Ended June 30, 2021+	$17.63	0.05	1.12	1.17	—	$18.80	6.64%*	0.95%**	0.54%**	0.95%**	$453.4	26%*
Year Ended December 31, 2020	$14.81	0.13	3.12	3.25	(0.43)	$17.63	22.15%	0.98%	0.76%	0.98%	$443.8	114% (b), (c)
Year Ended December 31, 2019	$12.91	0.21	3.01	3.22	(1.32)	$14.81	25.16%	0.99%	1.39%	0.99%	$403.6	105% (c)
Year Ended December 31, 2018	$13.01	0.17	(0.27)	(0.10)	—	$12.91	(0.77)%	0.99%	1.27%	0.99%	$347.1	131% (c)
Year Ended December 31, 2017	$11.06	0.14	1.81	1.95	—	$13.01	17.63%	1.00%	1.22%	1.00%	$344.2	72% (c)
ON Federated Core Plus Bond Portfolio
Six-Month Period Ended June 30, 2021+	$10.47	(0.04)	(0.08)	(0.12)	—	$10.35	(1.15)%*	0.64%**	1.81%**	0.64%**	$732.7	15%*
Period From May 1, 2020 (inception) to December 31, 2020	$10.00	0.11	0.36	0.47	—	$10.47	4.70% *	0.65% **	1.65% **	0.65% **	$239.9	30% *

+	Unaudited
*	Not annualized
**	Annualized
(a)	The absolute value of per share or ratio data is less than $0.005 per share, or 0.005%, respectively.
(b)	Effective May 1, 2020, the sub-adviser(s) to the ON Risk Managed Balanced Portfolio changed from Janus Capital Management LLC and AnchorPath Financial, LLC to AllianceBernstein, L.P. Costs of purchases and proceeds from sales of portfolio securities associated with the change in the sub-adviser contributed to a higher portfolio turnover rate for the year ended December 31, 2020 as compared to prior years.
(c)	The portfolio turnover calculation in previous years includes purchases and sales from mortgage dollar roll transactions. Without the effect of mortgage dollar roll transactions, the portfolio turnover rate would have been 102% for the year ended December 31, 2020, 84% for the year ended December 31, 2019, 102% for the year ended December 31, 2018, and 63% for the year ended December 31, 2017 (see Note 2 of the Notes to Financial Statements).
# Performance does not include fees and expenses imposed by a variable annuity contract. Had those fees and expenses been included, performance would have been lower than the returns presented.
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Financial Highlights
	Selected per-share data									Ratios and supplemental data
		Operations			Distributions					Ratios to average net assets
										Ratios net of expenses reduced or reimbursed by adviser		Ratios assuming no expenses reduced or reimbursed by adviser
	Net asset value, beginning of year or period	Net investment income	Net realized and unrealized gain (loss)	Total from operations	Distributions to shareholders	Return of capital	Total distributions	Net asset value, end of year or period	Total Return#	Expenses	Net investment income (loss)	Expenses	Net assets, end of year or period (millions)	Portfolio turnover rate
ON Janus Henderson U.S. Low Volatility Portfolio
Period from June 25, 2021 (inception) to June 30, 2021+	$10.00	— (a)	0.02	0.02	—	—	—	$10.02	0.20%*	0.64% **	2.39%**	0.64%**	$ 981.5	—% *
ON iShares Managed Risk Balanced Portfolio
Period from June 25, 2021 (inception) to June 30, 2021+	$10.00	(—) (a)	(0.01)	(0.01)	—	—	—	$ 9.99	(0.10)%*	0.63%**	(0.62)%**	0.63%**	$ 424.2	—%*
ON Moderately Conservative Model Portfolio
Six-Month Period Ended June 30, 2021+	$12.67	0.03	0.61	0.64	—	—	—	$13.31	5.05%*	0.41%**	0.34%**	0.45%**	$ 293.4	6%*
Year Ended December 31, 2020	$11.37	0.09	1.21	1.30	—	—	—	$12.67	11.43%	0.40%	0.97%	0.47%	$ 303.5	23% (b)
Year Ended December 31, 2019	$10.09	0.26	1.41	1.67	(0.37)	(0.02)	(0.39)	$11.37	16.58%	0.35%	2.22%	0.46%	$ 223.2	18%
Year Ended December 31, 2018	$10.69	0.15	(0.75)	(0.60)	—	—	—	$10.09	(5.61)%	0.28%	1.26%	0.45%	$ 237.2	38%
Period From March 1, 2017 (inception) to December 31, 2017	$10.00	0.13	0.56	0.69	—	—	—	$10.69	6.90% *	0.25% **	1.40% **	0.45% **	$ 326.0	22% *
ON Balanced Model Portfolio
Six-Month Period Ended June 30, 2021+	$13.06	0.02	0.97	0.99	—	—	—	$14.05	7.58%*	0.41%**	0.17%**	0.43%**	$1,128.1	2%*
Year Ended December 31, 2020	$11.48	0.08	1.50	1.58	—	—	—	$13.06	13.76%	0.39%	0.67%	0.43%	$1,127.8	22%
Year Ended December 31, 2019	$ 9.97	0.21	1.73	1.94	(0.24)	(0.19)	(0.43)	$11.48	19.46%	0.36%	1.82%	0.43%	$1,109.5	22%
Year Ended December 31, 2018	$10.81	0.09	(0.93)	(0.84)	—	—	—	$ 9.97	(7.77)%	0.31%	0.77%	0.42%	$1,146.9	37%
Period From March 1, 2017 (inception) to December 31, 2017	$10.00	0.09	0.72	0.81	—	—	—	$10.81	8.10% *	0.25% **	1.01% **	0.42% **	$1,562.6	25% *

+	Unaudited
*	Not annualized
**	Annualized
(a)	The absolute value of per share or ratio data is less than $0.005 per share, or 0.005%, respectively.
(b)	The cost of purchases and proceeds from sales of Portfolio securities that were incurred to realign the Portfolio’s holdings subsequent to the December 4, 2020 reorganization are excluded from the portfolio turnover rate calculation. If such amounts had not been excluded, the portfolio turnover rate would have been 28%.
# Performance does not include fees and expenses imposed by a variable annuity contract. Had those fees and expenses been included, performance would have been lower than the returns presented.
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Financial Highlights
	Selected per-share data									Ratios and supplemental data
		Operations			Distributions					Ratios to average net assets
										Ratios net of expenses reduced or reimbursed by adviser		Ratios assuming no expenses reduced or reimbursed by adviser
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from operations	Distributions to shareholders	Return of capital	Total distributions	Net asset value, end of year or period	Total Return#	Expenses †	Net investment income (loss)†	Expenses †	Net assets, end of year or period (millions)	Portfolio turnover rate
ON Moderate Growth Model Portfolio
Six-Month Period Ended June 30, 2021+	$13.46	— (a)	1.36	1.36	—	—	—	$14.82	10.10%*	0.42%** **	(0.03)%**	0.42%**	$2,008.9	2% *
Year Ended December 31, 2020	$11.63	0.04	1.79	1.83	—	—	—	$13.46	15.74%	0.44%	0.35%	0.45%	$1,987.4	16%
Year Ended December 31, 2019	$ 9.93	0.16	2.20	2.36	(0.30)	(0.36)	(0.66)	$11.63	23.81%	0.43%	1.31%	0.44%	$1,961.4	20%
Year Ended December 31, 2018	$11.05	0.05	(1.17)	(1.12)	—	—	—	$ 9.93	(10.14)%	0.35%	0.42%	0.42%	$1,945.0	49%
Period From March 1, 2017 (inception) to December 31, 2017	$10.00	0.07	0.98	1.05	—	—	—	$11.05	10.50% *	0.26% **	0.80% **	0.42% **	$2,646.8	23% *
ON Growth Model Portfolio
Six-Month Period Ended June 30, 2021+	$14.17	(0.01)	1.73	1.72	—	—	—	$15.89	12.14%*	0.49%**	(0.20)%**	0.49%**	$ 453.9	2%*
Year Ended December 31, 2020	$11.94	0.02	2.21	2.23	—	—	—	$14.17	18.68%	0.46%	0.16%	0.47%	$ 443.1	11%
Year Ended December 31, 2019	$ 9.86	0.11	2.50	2.61	(0.35)	(0.18)	(0.53)	$11.94	26.47%	0.45%	0.92%	0.47%	$ 433.6	18%
Year Ended December 31, 2018	$11.15	0.02	(1.31)	(1.29)	—	—	—	$ 9.86	(11.57)%	0.31%	0.17%	0.43%	$ 424.2	62%
Period From March 1, 2017 (inception) to December 31, 2017	$10.00	0.05	1.10	1.15	—	—	—	$11.15	11.50% *	0.25% **	0.51% **	0.43% **	$ 543.8	24% *

*	Not annualized
**	Annualized
(a)	The absolute value of per share or ratio data is less than $0.005 per share, or 0.005%, respectively.
# Performance does not include fees and expenses imposed by a variable annuity contract. Had those fees and expenses been included, performance would have been lower than the returns presented.
† Ratios presented only reflect the direct income and expenses for the Portfolio, and do not include the indirect expenses related to the underlying funds in which the Portfolio invests.
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Notes to Financial Statements	June 30, 2021 (Unaudited)
(1)Organization
Ohio National Fund, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "40 Act"). The Fund is an open-end investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The Fund consists of twenty-two separate investment portfolios (the “Portfolios”) that seek the following objectives and strategies:
■	ON Bond Portfolio – High level of income and opportunity for capital appreciation consistent with preservation of capital by investing, under normal circumstances, at least 80% of its net assets in corporate debt securities.

■	ON BlackRock Balanced Allocation Portfolio – High level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.
■	ON BlackRock Advantage International Equity Portfolio – Long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in non-U.S. equity securities and equity-like instruments of companies that are components of, or have characteristics similar to, the companies included in the MSCI EAFE Index (Net - USD).

■	ON Janus Henderson Forty Portfolio – Long-term capital growth by investing primarily in domestic and foreign equity securities selected for growth potential.
■	ON AB Small Cap Portfolio (formerly ON Janus Henderson Venture Portfolio) – Long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in equity securities of small capitalization companies with market capitalizations at the time of investment that fall within the lowest 20% of the total U.S. equity market capitalization (excluding companies with market capitalizations of less than $10 million).

■	ON AB Mid Cap Core Portfolio (formerly ON Janus Henderson Enterprise Portfolio) – Long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in equity securities of mid-capitalization companies with market capitalization at the time of investment that are within the range of market capitalizations of the companies constituting the Russell Midcap® Index.

■	ON S&P 500® Index Portfolio – Total return approximating that of the Standard & Poor's 500® Index (S&P 500® Index), at a risk level consistent with that of the S&P 500® Index by investing, under normal circumstances, more than 80% of its net assets in securities included in the S&P 500® Index.

■	ON BlackRock Advantage Large Cap Value Portfolio – Growth of capital by investing, under normal circumstances, at least 80% of its net assets in stocks of large capitalization companies with market capitalizations at the time of investment that are within the range of market capitalizations of the companies in the Russell 1000® Value Index for the previous twelve months.

■	ON Federated High Income Bond Portfolio – High current income by investing, under normal circumstances, at least 80% of its net assets in lower rated corporate debt obligations commonly referred to as "junk bonds". The Portfolio's investments are generally rated BB or lower by Standard & Poor’s or Fitch, or Ba or lower by Moody's.

■	ON Nasdaq-100® Index Portfolio – Long-term growth of capital by investing, under normal circumstances, more than 80% of its net assets in the common stocks of companies that are included in the Nasdaq-100® Index.
■	ON BlackRock Advantage Large Cap Core Portfolio – Long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

■	ON BlackRock Advantage Small Cap Growth Portfolio – Long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in stocks of companies with a market capitalization at the time of investment that is no greater than the largest market capitalization of a company in the Russell 2000® Index for the previous twelve months.

■	ON S&P MidCap 400® Index Portfolio – Total return approximating that of the Standard & Poor’s MidCap 400® Index (S&P MidCap 400® Index), including reinvestment of dividends, at a risk level consistent with that of the S&P MidCap 400® Index by investing, under normal circumstances, more than 80% of its net assets in the securities included in the S& P MidCap 400® Index.

■	ON BlackRock Advantage Large Cap Growth Portfolio – Long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in stocks of companies with market capitalizations at the time of investment that are within the range of market capitalizations of the companies in the Russell 1000® Growth Index for the previous twelve months.

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	June 30, 2021 (Unaudited)
■	ON Risk Managed Balanced Portfolio – Long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio invests in a balanced portfolio of equity and fixed-income securities and a risk management portfolio intended to enhance the risk adjusted return of the Portfolio.
■	ON Federated Core Plus Bond Portfolio - Total return by investing, under normal circumstances, at least 80% of its net assets in fixed-income investments, primarily U.S. dollar denominated, investment-grade, fixed income securities. Investment-grade, fixed income securities are rated in one of the four highest categories (BBB- or higher) by a nationally recognized statistical rating organization (“NRSRO”).

■	ON Janus Henderson U.S. Low Volatility Portfolio - Capital appreciation by investing, under normal circumstances, at least 80% of its net assets in U.S. common stocks of companies included in the S& P 500® Index. Those stocks are selected by a mathematical investment process which seeks to achieve returns similar to those of the S&P 500® Index over the long-term with lower absolute volatility.
■	ON iShares Managed Risk Balanced Portfolio - Income and capital appreciation by investing in underlying exchange traded funds ("ETFs") and futures. Under normal market conditions, through investments in the underlying funds and derivatives, the Portfolio invests a minimum of 25% of its assets in equity investments and a minimum of 25% of its assets in fixed income investments.

■	ON Moderately Conservative Model Portfolio* – Current income and moderate growth of capital with a greater emphasis on current income by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 20-40%, International Equity 5-20%, and Fixed Income 30-70%.

■	ON Balanced Model Portfolio* – A balance between growth of capital and current income with a greater emphasis on growth of capital by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 25-50%, International Equity 10-25%, and Fixed Income 25-50%.

■	ON Moderate Growth Model Portfolio* – Growth of capital and moderate current income with a greater emphasis on growth of capital by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 40-60%, International Equity 15-35%, and Fixed Income 10-30%.

■	ON Growth Model Portfolio* – Growth of capital and some current income by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 50-80%, International Equity 15-45%, and Fixed Income 0-15%.
*	Collectively, the "ON Model Portfolios".
Additional detail regarding portfolio-specific objectives, policies, and investment strategies is provided in the Prospectus and Statement of Additional Information of Ohio National Fund, Inc. There are no assurances that these objectives will be met. Each Portfolio, except the ON Nasdaq-100® Index Portfolio, is classified as diversified for purposes of Section 5(b) of the 40 Act.
At present, the Fund issues its shares to separate accounts of The Ohio National Life Insurance Company (“ONLIC”), Ohio National Life Assurance Corporation (“ONLAC”), and National Security Life and Annuity Company (“NSLA”) to support certain benefits under variable contracts issued by those entities, as well as for purchases by other Portfolios of the Fund. In the future, Fund shares may be used for other purposes but, unless there is a change in applicable law, they will not be sold directly to the public.
ONLIC and NSLA no longer market, nor issue, variable annuities. ONLIC and NSLA will continue to service the in-force variable annuity contracts, the variable separate accounts, and underlying subaccounts regardless of new sales.
Interest in each Portfolio is represented by a separate class of the Fund’s capital stock, par value $1. Each share of a Portfolio participates equally in the Portfolio’s dividends, distributions, net assets, and voting matters.

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	June 30, 2021 (Unaudited)
The Fund is authorized to issue 1.55 billion of its capital shares. Of this total, shares authorized have been allocated to specific Portfolios of the Fund as follows:
Portfolio	Authorized Shares	Portfolio	Authorized Shares
ON Bond	22,000,000	ON S&P MidCap 400® Index	31,000,000
ON BlackRock Balanced Allocation	22,000,000	ON BlackRock Advantage Large Cap Growth	42,000,000
ON BlackRock Advantage International Equity	50,000,000	ON Risk Managed Balanced	175,000,000
ON Janus Henderson Forty	9,000,000	ON Federated Core Plus Bond	115,000,000
ON AB Small Cap	7,000,000	ON Janus Henderson U.S. Low Volatility	155,000,000
ON AB Mid Cap Core	4,000,000	ON iShares Managed Risk Balanced	133,000,000
ON S&P 500® Index	50,000,000	ON iShares Managed Risk Moderate Growth**	105,000,000
ON BlackRock Advantage Large Cap Value	26,000,000	ON iShares Managed Risk Growth**	90,000,000
ON Federated High Income Bond	13,000,000	ON Moderately Conservative Model	36,000,000
ON Nasdaq-100® Index	22,000,000	ON Balanced Model	130,000,000
ON BlackRock Advantage Large Cap Core	17,000,000	ON Moderate Growth Model	240,000,000
ON BlackRock Advantage Small Cap Growth	8,000,000	ON Growth Model	48,000,000
**	These Portfolios and their respective authorized shares have been approved, but are not yet in operation.
The Fund’s Board of Directors (the “Board”) periodically reallocates authorized shares among the Portfolios of the Fund and may authorize additional shares as deemed necessary.
Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the risk of loss to the Fund is expected to be remote.
(2)Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements:
Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Security Valuation
Investments are valued using pricing procedures approved by the Board.
Fixed income instruments that mature in sixty days or less, and of sufficient credit quality, are valued at amortized cost. Amortized cost valuation involves valuing a security at its cost initially and thereafter amortizing to maturity any discounts or premiums on the level-yield method, regardless of the impact of fluctuating market interest rates on the value of the security. In these instances, amortized cost approximates fair value.
Investments, other than those securities aforementioned, are valued as follows:
Domestic equity securities that are traded on U.S. exchanges, other than the Nasdaq Stock Market, are valued at the last trade price reported by the primary exchange of each security (4:00 pm Eastern Time for normal trading sessions). Domestic equity securities that are listed on the Nasdaq Stock Market are valued at the Nasdaq Official Closing Price (“NOCP”). Over-the-counter domestic equity securities are valued at the last trade price reported daily as of 4:00 pm Eastern Time (normal trading sessions). If, on a particular day, a domestic equity security does not trade, or otherwise cannot be priced by independent pricing services, then a broker quotation as of the end of the current trading session, the evaluated mean between the bid and ask prices, as reported by an approved independent pricing source, or the last trade price may be used when appropriate.
Over-the-counter traded American Depositary Receipts ("ADRs") may also be valued at an evaluated price based on the value of the underlying securities. If a domestic equity security is not traded on a particular day, the mean between the bid and ask prices reported at 4:00 pm Eastern Time (normal trading sessions) by the primary exchange will generally be used for valuation purposes. The principal sources for market quotations are independent pricing services that have been approved by the Board.

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	June 30, 2021 (Unaudited)
Fixed income securities that have a remaining maturity exceeding sixty days are generally valued at the evaluated bid price reported at 4:00 pm Eastern Time (normal trading sessions), as provided by independent pricing services approved by the Board. Many fixed income securities, including investment grade and high-yield corporate bonds, U.S. Treasury and government agency obligations, and other asset-backed instruments are not actively traded on a daily basis. As such, the approved pricing services may use asset type-specific valuation models to provide good faith determinations that the holders of securities would receive in an orderly transaction under current market conditions. The valuation models may use observable market data such as recent transaction data, benchmark yields, broker/dealer inputs, valuations and yields of comparable instruments, relative credit information, observed market movements, and market research and news. Asset-backed securities and mortgage-backed securities may use valuation models that heavily consider predicted cash flows of each tranche of an issue, benchmark spreads, and unique attributes of the tranche. The last trade or last evaluated bid may be used if an evaluated bid price is not available.
U.S exchange-traded options are valued at the composite basis last sale price as reported to a Board-approved independent pricing service by the OPRA (Options Price Reporting Authority) at 4:15 pm Eastern Time (normal trading sessions). If there are no reported trades for a trading session, the evaluated composite-basis bid price, or other method will be used for valuation purposes.
Futures contracts are valued at the daily quoted settlement prices as reported by an approved independent pricing source.
Shares of open-end mutual funds are valued at each fund’s last calculated net asset value per share.
Shares of closed-end mutual funds that are traded on U.S. exchanges are valued similarly to other domestic equity securities, typically at the last trade price reported by the primary exchange of each fund (4:00 pm Eastern Time for normal trading sessions).
Foreign equity securities are initially priced at the reported close price of the exchange on which a security is primarily traded. Securities not traded on a particular day are valued at the mean between the last reported bid and ask quotes at daily close, or the last sale price when appropriate. The principal sources for market quotations are independent pricing services that have been approved by the Board.
Equity securities that are primarily traded on foreign exchanges, other than those with close times that are consistent with the normal 4:00 pm Eastern Time close of U.S. equity markets, are further subjected to fair valuation pricing procedures provided by an independent fair valuation service. The service provides data that can be used to estimate the price of a foreign issue that would prevail in a liquid market given market information available daily at 4:00 pm Eastern Time (normal trading sessions). Multiple factors may be considered in performing this valuation, including an issue’s local close price, relevant general and sector indices, currency fluctuations, and pricing of related depository receipts, exchange traded funds, and futures. The pricing procedures are performed for each individual security for which there is a fairly large degree of certainty that the local close price is not the liquid market price at the time of U.S. market close. The procedures are performed each day there is a change in a consistently used market index from the time of local close to the U.S. market close. Backtesting analysis is performed on a quarterly basis to monitor the effectiveness of these procedures. The testing is reviewed by management of the Fund and is reported to the Board. Prior results have indicated that these procedures have been effective in reaching valuation objectives.
Restricted securities, illiquid securities, or other investments for which market quotations or other observable market inputs are not readily available are valued at an estimate of value using methods determined in good faith by the Fund’s Pricing Committee under the supervision of the Board.
The differences between the aggregate cost and values of investments are reflected as unrealized appreciation or unrealized depreciation.

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	June 30, 2021 (Unaudited)
Pricing inputs used in the Fund’s determination of its investment values are categorized according to a three-tier hierarchy framework. The hierarchy is summarized in three broad levels:
Level 1:	Quoted prices in active markets for identical securities.
Level 2:	Other significant observable inputs, including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.
Level 3:	Significant unobservable inputs, including the Fund’s own assumptions used to determine the value of securities.
The following is a summary of the inputs used in valuing each of the Portfolio’s assets (liabilities) at value as of June 30, 2021:
Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3
ON Bond	Corporate Bonds***	$ —	$269,645,518	$ —
	Asset-Backed Securities***	—	7,493,015	—
	U.S. Treasury Obligations	—	3,045,938	—
	Money Market Funds	4,026,209	—	—
		$ 4,026,209	$280,184,471	$ —
ON BlackRock Balanced Allocation	Common Stocks***	$ 380,504,964	$ —	$ —
	Corporate Bonds***	—	150,012,279	—
	U.S. Treasury Obligations	—	5,182,617	—
	Asset-Backed Securities***	—	3,042,239	—
	Money Market Funds	8,286,574	—	—
		$ 388,791,538	$158,237,135	$ —
	Long Futures Contracts	$ 62,594	$ —	$ —
ON BlackRock Advantage International Equity	Common Stocks***	$ 1,673,728	$487,247,058	$ —
	Preferred Securities***	—	2,630,377	—
	Money Market Funds	9,708,182	—	—
		$ 11,381,910	$489,877,435	$ —
	Long Futures Contracts	$ (264,545)	$ —	$ —
ON Janus Henderson Forty	Common Stocks***	$ 203,526,806	$ 4,800,180	$ —
	Warrants***	35,071	—	—
	Money Market Funds	2,686,793	—	—
		$ 206,248,670	$ 4,800,180	$ —
ON AB Small Cap	Common Stocks***	$ 174,708,912	$ —	$ —
	Exchange Traded Funds	810,519	—	—
	Money Market Funds	2,698,591	—	—
		$ 178,218,022	$ —	$ —
ON AB Mid Cap Core	Common Stocks***	$ 106,269,789	$ —	$ —
	Money Market Funds	1,112,000	—	—
		$ 107,381,789	$ —	$ —
ON S&P 500® Index	Common Stocks***	$1,274,162,571	$ —	$ —
	Money Market Funds	1,299,944	—	—
		$1,275,462,515	$ —	$ —
	Long Futures Contracts	$ 42,145	$ —	$ —

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	June 30, 2021 (Unaudited)
Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3
ON BlackRock Advantage Large Cap Value	Common Stocks***	$ 309,117,970	$ —	$ —
	Money Market Funds	4,765,964	—	—
		$ 313,883,934	$ —	$ —
	Long Futures Contracts	$ 51,862	$ —	$ —
ON Federated High Income Bond	Corporate Bonds***	$ —	$171,195,444	$ —
	Common Stocks***	643,625	557,542	—
	Warrants***	96,365	—	—
	Money Market Funds	2,268,913	—	—
		$ 3,008,903	$171,752,986	$ —
ON Nasdaq-100® Index	Common Stocks***	$ 395,504,827	$ —	$ —
	Long Futures Contracts	$ 25,791	$ —	$ —
ON BlackRock Advantage Large Cap Core	Common Stocks***	$ 430,052,776	$ —	$ —
	Money Market Funds	5,425,525	—	—
		$ 435,478,301	$ —	$ —
	Long Futures Contracts	$ 69,368	$ —	$ —
ON BlackRock Advantage Small Cap Growth	Common Stocks***	$ 204,781,395	$ —	$ —
	Rights***	—	13,991	—
	Money Market Funds	1,803,583	—	—
		$ 206,584,978	$ 13,991	$ —
	Long Futures Contracts	$ 1,547	$ —	$ —
ON S&P MidCap 400® Index	Common Stocks***	$ 429,634,222	$ —	$ —
	Money Market Funds	3,645,700	—	—
		$ 433,279,922	$ —	$ —
	Long Futures Contracts	$ (44,147)	$ —	$ —
ON BlackRock Advantage Large Cap Growth	Common Stocks***	$ 120,291,443	$ —	$ —
	Money Market Funds	1,478,337	—	—
		$ 121,769,780	$ —	$ —
	Long Futures Contracts	$ 24,718	$ —	$ —

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	June 30, 2021 (Unaudited)
Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3
ON Risk Managed Balanced	Common Stocks***	$ 227,624,846	$ —	$ —
	Corporate Bonds***	—	69,710,143	—
	Purchased Options	10,785,888	37,295,480	—
	U.S. Treasury Obligations	—	44,542,511	—
	Asset-Backed / Mortgage-Backed Securities***	—	27,567,473	—
	U.S. Government Agency Mortgage-Backed Securities	—	9,718,693	—
	Exchange Traded Funds	8,636,539	—	—
	Preferred Securities***	—	3,750,906	—
	Sovereign Issues	—	3,238,622	—
	Municipal Bonds	—	483,389	—
	Money Market Funds	12,714,333	—	—
		$ 259,761,606	$196,307,217	$ —
	Long Futures Contracts	$ 1,531,381	$ —	$ —
	Short Futures Contracts	$ (368,373)	$ —	$ —
ON Federated Core Plus Bond	Corporate Bonds***	$ —	$313,162,943	$ —
	U.S. Treasury Obligations	—	190,231,926	—
	U.S. Government Agency Mortgage-Backed Securities	—	127,635,325	—
	Investment Companies	67,769,533	—	—
	Asset-Backed / Mortgage-Backed Securities***	—	11,271,943	—
	Sovereign Issues	—	4,926,845	—
	U.S. Government Agency Issues	—	980,047	—
	Money Market Funds	109,260,173	—	—
		$ 177,029,706	$648,209,029	$ —
	Long Futures Contracts	$ (23,630)	$ —	$ —
	Short Futures Contracts	$ (469,847)	$ —	$ —
ON Janus Henderson U.S. Low Volatility	Common Stocks***	$ 982,272,999	$ —	$ —
	Money Market Funds	850,183	—	—
		$ 983,123,182	$ —	$ —
ON iShares Managed Risk Balanced	Exchange Traded Funds	$ 380,935,604	$ —	$ —
	Money Market Funds	34,552,326	—	—
		$ 415,487,930	$ —	$ —
	Long Futures Contracts	$ (572,173)	$ —	$ —
	Short Futures Contracts	$ (124,484)	$ —	$ —
ON Moderately Conservative Model	Open-End Mutual Funds	$ 293,551,266	$ —	$ —
ON Balanced Model	Open-End Mutual Funds	$1,128,572,115	$ —	$ —
ON Moderate Growth Model	Open-End Mutual Funds	$2,009,537,811	$ —	$ —
ON Growth Model	Open-End Mutual Funds	$ 454,075,025	$ —	$ —

***	For detailed industry descriptions, see the accompanying Schedules of Investments.

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	June 30, 2021 (Unaudited)
Foreign Securities and Currency
The books and records of all the Portfolios are maintained in U.S. dollars. All investments and cash quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates provided by an independent source. These exchange rates are currently determined daily at 4:00 pm Eastern Time for normal trading sessions. Purchases and sales of foreign-denominated investments are recorded at rates of exchange prevailing on the respective dates of such transactions.
The Fund may not fully isolate that portion of the results of operations resulting from changes in foreign exchange rates from fluctuations arising from changes in market prices on foreign currency-denominated investments. For the portion that is isolated, amounts are reflected in the Statements of Operations as other foreign currency related transactions. However, for tax purposes, the Fund does fully isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon sale or maturity of such investments to the extent required by federal income tax regulations.
All Portfolios of the Fund may invest in securities of foreign issuers. The ON BlackRock Advantage International Equity Portfolio may be invested entirely in foreign securities. Investments in securities of foreign issuers, including investments in foreign companies through the use of depositary receipts, carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect capital investment within those countries.
Restricted Securities
Restricted securities are typically those securities purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (“the 1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. 144A securities are issued by corporations without registration in reliance on 1933 Act provisions allowing for the private resale of unregistered securities to qualified institutional buyers. Section 4(a)(2) commercial paper is issued pursuant to Section 4(a)(2) of the 1933 Act which exempts an issue from registration. This paper may be used to finance non-current transactions, such as acquisitions, stock repurchase programs, and other long-term assets. Investments by a Portfolio in Rule 144A and Section 4(a)(2) securities could have the effect of decreasing the liquidity of a Portfolio during any period in which qualified institutional investors were no longer interested in purchasing these securities.
Investment Transactions and Related Income
For financial reporting purposes, investment transactions are accounted for on a trade date (T+0) basis. For purposes of executing separate account shareholder transactions in the normal course of business, however, the Fund’s investment transactions are recorded no later than the first calculation on the first business day following the trade date (T+1), in accordance with Rule 2a-4 of the 40 Act. Accordingly, differences between the net asset values for financial reporting and for executing separate account shareholder transactions may arise.
Dividend income is recognized on the ex-dividend date, except in the case of those Portfolios holding foreign securities, in which dividends are recorded as soon after the ex-dividend date as the Fund’s information agents become aware of such dividends. Interest income is accrued daily as earned and includes the amortization of premium and accretion of discount using the interest method. The period of amortization or accretion extends from the purchase date to the maturity date, except for securities that are purchased at a premium and have explicit, noncontingent call features, whereby the securities are callable at fixed prices and on pre-determined dates. The premium amounts related to those securities are generally amortized to the earliest call date. Net realized gain or loss on investments and foreign exchange transactions are determined using the specific identification method.
Distributions to Shareholders and Federal Taxes
The Fund satisfies its distribution requirements, as required for each of the Portfolios to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code. The Fund has the intent to continue to comply with tax provisions pertaining to regulated investment companies and make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. As such, no provisions for federal income or excise taxes have been recorded. Also, no tax-related interest or penalties have been incurred or accrued. The Board's intent is that the Fund will not initiate any realized gain distributions until any applicable capital loss carryforwards have been offset.

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	June 30, 2021 (Unaudited)
The character of ordinary income distributions, realized capital gains distributions, and return of capital, if any, are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains for financial reporting purposes. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, they are reclassified within the composition of net assets; temporary differences do not require such reclassification. Distributions to shareholders that exceed taxable income and net taxable realized gains are reported as return of capital distributions.
The Fund’s management and its tax agent perform an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e. greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Implementation of the evaluation included a review of tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal tax and the state of Maryland. The determination has been made that there are no uncertain tax positions that would require the Portfolios to record a tax liability or provision.
Expense Allocation
Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses that cannot be directly attributed to a Portfolio are allocated among all the benefited Portfolios on a basis of relative net assets or other appropriate method.
Foreign Withholding Taxes
Certain Portfolios in the Fund may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally withheld based on income earned. These Portfolios accrue such taxes as the related income is earned.
TBA Commitments
To-Be-Announced (“TBA”) commitments are agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date beyond the customary settlement period for such securities. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and term and be within industry-accepted “good delivery” standards. When entering into TBA commitments, a Portfolio may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.
Mortgage Dollar Rolls
A Portfolio may enter into a mortgage dollar roll (“MDR”) transaction, in which the Portfolio agrees to both sell and purchase a similar, but not identical, TBA mortgage-backed security with the same issuer, rate, and term on a later date at a set price. MDRs are treated as purchases and sales, which may have the effect of increasing portfolio turnover rates, and result in realized gains and losses based on the agreed-upon fixed prices.
New Accounting Pronouncements and Regulations
In December 2020, the Securities and Exchange Commission (the “SEC”) adopted Rules 2a-5 and 31a-4 ("Rules") that clarify how investment companies may satisfy their valuation obligations under the 1940 Act, as amended. The Rules permit an investment company’s board to designate the determination of fair value to an investment adviser. The Rules also create a framework for the determination of the fair value of an investment company’s investments to establish a standard baseline for valuation practices. The Rules will have a compliance date eighteen months following their effective date of March 8, 2021. Management of the Fund is evaluating the Rules to determine their potential impact on the Fund’s financial statements.
LIBOR Transition
The Portfolios may invest in certain fixed income securities that rely upon the London Interbank Offered Rate (“LIBOR”) for determination of variable interest rate terms. LIBOR is an average interest rate that banks charge one another for the use of short-term money. In 2017, the head of the United Kingdom's Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. The administrator of LIBOR recently announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until mid-2023, with the remainder of the LIBOR publications to end at the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate. Any potential effects of the transition away from LIBOR on the Portfolios, or on certain instruments in which the Portfolios invest, are not known.

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	June 30, 2021 (Unaudited)
Pandemic Risks
The COVID-19 virus pandemic has continued to significantly impact the global economy and market environment. Liquidity and performance of the Portfolios may be negatively impacted as a result of ongoing economic uncertainties caused by the pandemic. The values for the investments in future financial statements may differ significantly from those presented for this period end.
Subsequent Events
Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements, and there are no subsequent events to report.
(3)Related Party and Other Transactions
The Fund has an Investment Advisory Agreement with Ohio National Investments, Inc. ("ONI"), a wholly-owned subsidiary of ONLIC. Under the terms of this agreement, ONI provides portfolio management and investment advice to the Fund and administers its operations, subject to the supervision of the Board. This agreement is renewed annually upon the approval by the Board. As compensation for its services, ONI receives advisory fees from the Fund calculated on the basis of each Portfolio's average daily net assets and the following current schedule of Board-approved annualized fee breakpoints.
ON Bond
0.60% of first $100 million
0.50% of next $150 million
0.45% of next $250 million
0.40% of next $500 million
0.30% of next $1 billion
0.25% over $2 billion
ON BlackRock Balanced Allocation
0.58% of first $100 million
0.50% of next $150 million
0.45% of next $250 million
0.40% of next $500 million
0.30% of next $1 billion
0.25% over $2 billion
ON BlackRock Advantage International Equity
0.72% of first $200 million
0.70% of next $800 million
0.66% over $1 billion
ON Janus Henderson Forty
0.73% of first $100 million
0.68% of next $400 million
0.63% over $500 million
ON AB Small Cap[1]
0.73% of first $400 million
0.675% of next $200 million
0.63% over $600 million
ON ON AB Mid Cap Core[1]
0.715% of first $100 million
0.71% of next $200 million
0.69% of next $200 million
0.66% over $500 million
ON S&P 500® Index
0.40% of first $100 million
0.35% of next $150 million
0.33% over $250 million
ON BlackRock Advantage Large Cap Value
0.67% of first $500 million
0.65% over $500 million
ON Federated High Income Bond
0.75% of first $75 million
0.70% of next $75 million
0.65% of next $75 million
0.60% over $225 million
ON Nasdaq-100® Index
0.40% of first $100 million
0.35% of next $150 million
0.33% over $250 million
ON BlackRock Advantage Large Cap Core
0.64% of first $500 million
0.62% over $500 million
ON BlackRock Advantage Small Cap Growth
0.78% of first $100 million
0.75% of next $400 million
0.70% over $500 million
ON S&P MidCap 400® Index
0.40% of first $100 million
0.35% of next $150 million
0.33% over $250 million
ON BlackRock Advantage Large Cap Growth
0.66% of first $500 million
0.64% over $500 million
ON Risk Managed Balanced
0.88% of first $500 million
0.74% of next $1.3 billion
0.72% over $1.8 billion
ON Federated Core Plus Bond
0.56% of first $100 million
0.54% of next $150 million
0.50% of next $150 million
0.45% of next $350 million
0.43% over $750 million
ON Janus Henderson U.S. Low Volatility
0.60% of first $500 million
0.58% over $500 million
ON iShares Managed Risk Balanced
0.58% of first $1.5 billion
0.55% over $1.5 billion
ON Model Portfolios
0.40% of all net assets
[1]	At a meeting held on February 16-17, 2021, the Board, including a majority of the Directors who are not “interested persons” of the Fund (the "Independent Directors"), approved the replacement of the sub-adviser to the Portfolios.
Effective May 1, 2021, AllianceBernstein, L.P. (“AB”) replaced the Portfolios' previous sub-adviser, Janus Capital Management, LLC ("Janus"). In connection with this change in sub-adviser, the Board approved a revision to the Portfolios' advisory fee breakpoint schedule, also effective May 1, 2021. Previously, the advisory fee breakpoints, based on of the Portfolios' daily net assets were as follows:
ON AB Small Cap	ON AB Mid Cap Core
0.80% of first $150 million	0.85% of first $100 million
0.75% of next $150 million	0.80% of next $100 million
0.70% of next $300 million	0.75% of next $300 million
0.65% over $600 million	0.70% over $500 million
(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	June 30, 2021 (Unaudited)
Under the Investment Advisory Agreement, the Fund authorizes ONI to retain sub-advisers for all Portfolios of the Fund, subject to the approval of the Board. ONI has entered into sub-advisory agreements with BlackRock Investment Management, LLC ("BlackRock"), Janus Capital Management LLC (“Janus”), Geode Capital Management, LLC (“Geode”), Federated Investment Management Company (“Federated”), and AllianceBernstein, L.P. (“AB”) to manage the investment of certain Portfolios’ assets, subject to the supervision of ONI.
The sub-advisers receive from ONI a sub-advisory fee calculated on the basis of each of the aforementioned Portfolios' average daily net assets and the following current Board-approved schedule of annualized fee breakpoints.
ON BlackRock Advantage International Equity (BlackRock)
0.32% of first $200 million
0.30% over $200 million
ON Janus Henderson Forty (Janus)
0.40% of first $100 million
0.35% of next $400 million
0.30% over $500 million
ON AB Small Cap (AB)[2]
0.32% of first $400 million
0.29% of next $200 million
0.255% over $600 million
ON AB Mid Cap Core (AB)[2]
0.28% of first $100 million
0.27% of next $200 million
0.265% of next $200 million
0.26% over $500 million
ON S&P 500® Index (Geode)[3]
0.01% of all net assets
ON Federated High Income Bond (Federated)
0.50% of first $30 million
0.40% of next $20 million
0.30% of next $25 million
0.25% over $75 million
ON Nasdaq-100® Index (Geode)[3]
0.05% of first $100 million
0.04% of next $150 million
0.03% over $250 million
ON BlackRock Advantage Small Cap Growth (BlackRock)
0.40% of first $250 million
0.35% over $250 million
ON S&P MidCap 400® Index (Geode)[3]
0.039% of first $100 million
0.038% of next $150 million
0.037% of next $250 million
0.036% of next $500 million
0.035% over $1 billion
ON Risk Managed Balanced (AB)
0.50% of first $400 million
0.40% of next $800 million
0.30% over $1.2 billion
ON Federated Core Plus Bond (Federated)
0.18% of first $100 million
0.15% of next $150 million
0.12% of next $150 million
0.10% of next $350 million
0.08% over $750 million
ON Janus Henderson U.S. Low Volatility (Janus)
0.15% of all net assets
ON iShares Managed Risk Balaced (BlackRock)
0.20% of first $1.5 billion
0.18% over $1.5 billion
[2]	Effective May 1, 2021, AB replaced the Portfolios' previous sub-adviser, Janus. In conjunction with the change in sub-adviser, the Board approved a revision to the sub-advisory fee schedules shown above. Previously, the sub-advisory fee breakpoints, based on the Portfolios' daily net assets, were:
ON AB Small Cap	ON AB Mid Cap Core
0.55% of first $150 million	0.60% of first $100 million
0.45% over $150 million	0.55% of next $100 million
0.50% over $200 million
[3]	The sub-advisory fees for the three Portfolios sub-advised by Geode could be impacted by an agreed-upon minimum aggregate per annum fee of $150,000. For the six-month period ended June 30, 2021, the minimum aggregate fee had no impact on the sub-advisory fees that were calculated based on the breakpoint schedule indicated above.
BlackRock receives from ONI a sub-advisory fee on the aggregate average daily net assets of the ON BlackRock Advantage Large Cap Core Portfolio, ON BlackRock Advantage Large Cap Growth Portfolio, ON BlackRock Advantage Large Cap Value Portfolio, and the equity sleeve of the ON BlackRock Balanced Allocation Portfolio that is sub-advised. The fee for the Portfolios is calculated based on 0.20% of the first $500 million in aggregate daily net assets, and 0.18% for aggregate daily net assets over $500 million.
Pursuant to a service agreement among ONI, ONLIC, and the Fund, ONLIC has agreed to provide personnel and facilities to ONI on a cost-reimbursement basis. These personnel members include officers of the Fund. ONLIC also provides clerical and administrative services and such supplies and equipment as may be reasonably required in order for ONI to properly perform its advisory function pursuant to the Investment Advisory Agreement. ONLIC further performs duties to fulfill the transfer agent function on behalf of the Fund. Performance of these duties by ONLIC and availability of facilities, personnel, supplies, and equipment does not represent an expense to the Fund in excess of the advisory fees paid to ONI.
Pursuant to the Investment Advisory Agreement between ONI and the Fund, if the total expenses applicable to any Portfolio during any calendar quarter (excluding taxes, brokerage commissions, interest expense and management fees) exceed 1%, on an annualized basis, evaluated quarterly, of such Portfolio’s average daily net asset value, ONI will reimburse the Portfolio for such excess expenses. There were no expense reimbursements associated with this agreement during the six-month period ended June 30, 2021.
ONI has contractually agreed to reimburse the Fund to the extent that the annual ordinary operating expenses of the four ON Model Portfolios, excluding: portfolio transaction and other investment related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); fees and expenses associated with investments
(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	June 30, 2021 (Unaudited)
in derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the 40 Act; any administrative and/or shareholder servicing fees payable pursuant to a plan approved by the Board; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Fund officers and Directors and contractual indemnification of Portfolio service providers); and other expenses that the Directors agree have not been incurred in the ordinary course of the Portfolio’s business, exceed certain percentages of the average daily net assets (the "Expense Limitation Agreement.").
The applicable percentages of the average daily net assets of the four ON Model Portfolios are as follows:
Portfolio	May 1, 2021 to April 30, 2022	May 1, 2020 to April 30, 2021	May 1, 2019 to April 30, 2020
ON Moderately Conservative Model	1.00%	1.00%	1.00%
ON Balanced Model	1.00%	1.00%	1.00%
ON Moderate Growth Model	1.07%	1.07%	1.07%
ON Growth Model	1.14%	1.14%	1.14%
For purposes of calculating the expenses subject to the Expense Limitation Agreement, the annual operating expenses are those as presented pursuant to the Fund's prospectus requirements. The prospectus presentation of Fund expenses includes Acquired Fund Fees and Expenses, which is a calculation of the indirect costs associated with the Portfolios' underlying investments in other investment companies. The current Expense Limitation Agreement will continue through April 30, 2022. The Expense Limitation Agreement may only be terminated with the consent of the Board.
Pursuant to the current Expense Limitation Agreement, as well as the prior agreements for the periods May 1, 2020 to April 30, 2021 and May 1, 2019 to April 30, 2020, ONI reimbursed the expenses of the ON Model Portfolios as follows:
Portfolio	Six-Month Period Ended June 30, 2021	Year Ended December 31, 2020
ON Moderately Conservative Model	$ 64,732	$162,366
ON Balanced Model	137,994	416,068
ON Moderate Growth Model	—	163,559
ON Growth Model	—	55,388
Under the terms of the current Expense Limitation Agreement and prior expense limitation agreements, ONI is entitled to recover expenses waived or reimbursed for a period of up to three years from the date on which ONI reimbursed excess expenses. No recoupment will occur unless a Portfolio's operating expenses are below the expense limitation amount in effect at the time of the waiver or reimbursement and the Portfolio's current expense limitation. For the six-month period ended June 30, 2021, ONI recouped reimbursed expenses from the ON Balanced, ON Moderate Growth and ON Growth Model Portfolios amounting to $25,117, $34,233, and $118,147, respectively. These recouped expenses were related to expenses reimbursed by ONI during the periods May 1, 2018 to April 30, 2019 and May 1, 2019 to April 30, 2020. For the year ended December 31, 2020, ONI recouped reimbursed expenses from the ON Moderate Growth and ON Growth Model Portfolios amounting to $355,499 and $97,617, respectively. These recouped expenses were related to expenses reimbursed by ONI during the periods May 1, 2018 to April 30, 2019 and May 1, 2019 to April 30, 2020.
Amounts of expenses, previously reimbursed by ONI under the Expense Limitation Agreement and prior agreements, that are available for future recoupments at June 30, 2021 are as follows:
Portfolio	Expires April 30, 2022	Expires April 30, 2023	Expires April 30, 2024	Total
ON Moderately Conservative Model	$376,793	$198,007	$178,135	$ 752,935
ON Balanced Model	926,926	656,506	380,376	1,963,808
ON Growth Model	44,527	55,388	—	99,915
The Fund, along with ONLIC, NSLA and certain variable separate account entities affiliated with ONLIC and NSLA, was a party to an application filed with the SEC for an order of approval pursuant to Section 26(c) and order of exemption pursuant to Section 17(b) of the 40 Act. In the application, those entities proposed to substitute shares of certain unaffiliated underlying funds currently available

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	June 30, 2021 (Unaudited)
under certain variable contracts for shares of different underlying funds. The entities also requested permission to carry out in-kind security transfers in order to execute certain of the proposed substitution transactions. The proposed substitution transactions that affected the Fund were:
Unaffiliated Funds	Replacement Ohio National Fund Portfolios
Federated Hermes Managed Volatility Fund II (Primary Shares and Service Shares)	ON iShares Managed Risk Balanced Portfolio
Janus Henderson VIT U.S. Low Volatility Portfolio (Service Shares)	ON Janus Henderson U.S. Low Volatility Portfolio
Morgan Stanley VIF Core Plus Fixed Income Portfolio (Class II)	ON Federated Core Plus Bond Portfolio
PIMCO Total Return Portfolio (Administrative Share Class)	ON Federated Core Plus Bond Portfolio
On May 4, 2021, the application for the substitution transactions and in-kind transfers was approved by the SEC. The substitution transactions were effected on June 25, 2021 (the "Substitution Date") via cash redemptions from the Unaffiliated Funds and cash subscriptions to the Replacement Ohio National Fund Portfolios, with the exception of the transaction involving the ON Janus Henderson U.S. Low Volatility Portfolio. The substitution transaction involving that Portfolio was carried out via an in-kind transfer of securities from the related Unaffiliated Fund. The cost basis of each security transferred in-kind to the ON Janus Henderson U.S. Low Volatility Portfolio was the fair value of that security, valued at the relevant active market exchange close price at the end of the Substitution Date. In conjunction with the substitution transactions, ONI entered into expense limitation agreements with certain of the affected Portfolios whereby, for a period of two years following the Substitution Date, the annual net operating expenses of the applicable Replacement Ohio National Fund Portfolios will not exceed the annual net operating expenses of the related Unaffiliated Fund for the fiscal year ended December 31, 2019. The net operating expense limitations for each applicable Portfolio, stated as a percent of net assets, are as follows:
Portfolio	Expense Limitation
ON Federated Core Plus Bond	0.86%
ON Janus Henderson U.S. Low Volatility	0.82%
ON iShares Managed Risk Balanced Portfolio	0.96%
There were no recorded liabilities related to the expense limitation agreements at June 30, 2021.
The Investment Advisory Agreement allows for a portion of the expenses related to the Fund’s Chief Compliance Officer and staff to be incurred by the Fund and paid from the Fund to the Fund’s adviser, ONI. Pursuant to the service agreement among ONI, ONLIC, and the Fund, ONLIC has provided the personnel, services, and equipment necessary for the execution of the Fund’s regulation-mandated compliance function and ONI has reimbursed ONLIC for costs allocated to the Fund. For the six-month period ended June 30, 2021, the Fund incurred compliance expenses totaling $125,983, which are allocated to the Portfolios by equal dollar amounts on a daily basis. Expenses incurred by the Portfolios are reflected on the Statements of Operations as “Compliance expense”.
Each director of the Board is compensated based on an annual retainer fee of $160,000, paid quarterly. The Board chair receives an additional quarterly retainer fee of $3,750, the Lead Independent Director receives an additional quarterly retainer fee of $3,125, and the Audit Committee chair receives an additional quarterly retainer fee of $1,250; each paid quarterly. For the six-month period ended June 30, 2021, directors’ compensation and reimbursement of director expenses by the Portfolios of the Fund totaled $414,595.
The accounting agent and custodian for the Fund is State Street Bank (Kansas City, MO and Boston, MA). For assets held outside of the United States, State Street Bank utilizes a foreign sub-custodian network that is subject to oversight and periodic approval of the Board.

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	June 30, 2021 (Unaudited)
(4)Capital Share Transactions
Capital share transactions for the six-month period ended June 30, 2021, and the year ended December 31, 2020, respectively, were as follows:
	ON Bond		ON BlackRock Balanced Allocation		ON BlackRock Advantage International Equity
	Six-Month Period Ended	Year Ended	Six-Month Period Ended	Year Ended	Six-Month Period Ended	Year Ended
	June 30, 2021 (Unaudited)	December 31, 2020	June 30, 2021 (Unaudited)	December 31, 2020	June 30, 2021 (Unaudited)	December 31, 2020
Capital shares issued on sales	1,066,261	3,025,583	408,908	1,428,525	541,316	2,995,446
Capital shares issued in reorganizations	—	—	—	—	—	2,973,410
Capital shares issued on reinvested distributions	—	97,007	—	95,038	—	189,376
Capital shares redeemed	(1,318,660)	(4,141,734)	(1,351,827)	(3,873,512)	(3,087,534)	(6,075,879)
Net increase (decrease)	(252,399)	(1,019,144)	(942,919)	(2,349,949)	(2,546,218)	82,353

	ON Janus Henderson Forty		ON AB Small Cap		ON AB Mid Cap Core
	Six-Month Period Ended	Year Ended	Six-Month Period Ended	Year Ended	Six-Month Period Ended	Year Ended
	June 30, 2021 (Unaudited)	December 31, 2020	June 30, 2021 (Unaudited)	December 31, 2020	June 30, 2021 (Unaudited)	December 31, 2020
Capital shares issued on sales	103,489	409,782	156,977	868,308	25,509	183,549
Capital shares issued on reinvested distributions	—	138,883	—	96,662	—	30,674
Capital shares redeemed	(673,063)	(2,310,411)	(484,127)	(1,903,112)	(242,177)	(563,927)
Net increase (decrease)	(569,574)	(1,761,746)	(327,150)	(938,142)	(216,668)	(349,704)

	ON S&P 500® Index		ON BlackRock Advantage Large Cap Value		ON Federated High Income Bond
	Six-Month Period Ended	Year Ended	Six-Month Period Ended	Year Ended	Six-Month Period Ended	Year Ended
	June 30, 2021 (Unaudited)	December 31, 2020	June 30, 2021 (Unaudited)	December 31, 2020	June 30, 2021 (Unaudited)	December 31, 2020
Capital shares issued on sales	916,510	2,755,108	324,634	1,839,033	317,777	845,753
Capital shares issued on reinvested distributions	—	473,954	—	274,451	—	128,465
Capital shares redeemed	(3,966,794)	(7,623,506)	(2,619,645)	(2,671,144)	(567,751)	(2,467,416)
Net increase (decrease)	(3,050,284)	(4,394,444)	(2,295,011)	(557,660)	(249,974)	(1,493,198)

	ON Nasdaq-100® Index		ON BlackRock Advantage Large Cap Core		ON BlackRock Advantage Small Cap Growth
	Six-Month Period Ended	Year Ended	Six-Month Period Ended	Year Ended	Six-Month Period Ended	Year Ended
	June 30, 2021 (Unaudited)	December 31, 2020	June 30, 2021 (Unaudited)	December 31, 2020	June 30, 2021 (Unaudited)	December 31, 2020
Capital shares issued on sales	959,065	2,394,007	101,617	418,930	187,140	554,312
Capital shares issued on reinvested distributions	—	686,296	—	21,289	—	72,354
Capital shares redeemed	(2,183,510)	(7,238,843)	(1,240,488)	(2,683,509)	(668,227)	(2,115,320)
Net increase (decrease)	(1,224,445)	(4,158,540)	(1,138,871)	(2,243,290)	(481,087)	(1,488,654)

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	June 30, 2021 (Unaudited)
	ON S&P MidCap 400® Index		ON BlackRock Advantage Large Cap Growth		ON Risk Managed Balanced
	Six-Month Period Ended	Year Ended	Six-Month Period Ended	Year Ended	Six-Month Period Ended	Year Ended
	June 30, 2021 (Unaudited)	December 31, 2020	June 30, 2021 (Unaudited)	December 31, 2020	June 30, 2021 (Unaudited)	December 31, 2020
Capital shares issued on sales	545,727	3,398,152	42,417	187,147	1,560,502	3,554,679
Capital shares issued on reinvested distributions	—	117,498	—	48,229	—	643,174
Capital shares redeemed	(3,053,903)	(7,203,988)	(388,864)	(1,132,110)	(2,609,563)	(6,273,202)
Net increase (decrease)	(2,508,176)	(3,688,338)	(346,447)	(896,734)	(1,049,061)	(2,075,349)

	ON Federated Core Plus Bond		ON Janus Henderson U.S. Low Volatility	ON iShares Managed Risk Balanced	ON Moderately Conservative Model
	Six-Month Period Ended	Period from May 1, 2020 (inception) to	Period from June 25, 2021 (inception) to	Period from June 25, 2021 (inception) to	Six-Month Period Ended	Year Ended
	June 30, 2021 (Unaudited)	December 31, 2020	June 30, 2021 (Unaudited)	June 30, 2021 (Unaudited)	June 30, 2021 (Unaudited)	December 31, 2020
Capital shares issued on sales	48,390,139	23,758,028	15,679	42,525,498	846,276	1,195,040
Capital shares issued in reorganizations	—	—	—	—	—	6,350,022
Capital shares issued as a result of in-kind transfer (see Note 3 of Notes to Financial Statements)	—	—	98,371,408	—	—	—
Capital shares redeemed	(498,594)	(846,228)	(448,076)	(74,684)	(2,750,673)	(3,232,252)
Net increase (decrease)	47,891,545	22,911,800	97,939,011	42,450,814	(1,904,397)	4,312,810

	ON Balanced Model		ON Moderate Growth Model		ON Growth Model
	Six-Month Period Ended	Year Ended	Six-Month Period Ended	Year Ended	Six-Month Period Ended	Year Ended
	June 30, 2021 (Unaudited)	December 31, 2020	June 30, 2021 (Unaudited)	December 31, 2020	June 30, 2021 (Unaudited)	December 31, 2020
Capital shares issued on sales	898,787	3,569,104	1,122,855	1,938,457	229,080	625,756
Capital shares redeemed	(6,995,730)	(13,888,420)	(13,224,230)	(22,860,477)	(2,925,632)	(5,689,737)
Net increase (decrease)	(6,096,943)	(10,319,316)	(12,101,375)	(20,922,020)	(2,696,552)	(5,063,981)

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	June 30, 2021 (Unaudited)
(5)Investment Transactions
Cost of purchases and proceeds from sales of investments (excluding short-term and government securities) for the six-month period ended June 30, 2021 were as follows:
	ON Bond	ON BlackRock Balanced Allocation	ON BlackRock Advantage International Equity	ON Janus Henderson Forty	ON AB Small Cap
Cost of purchases	$15,566,757	$276,682,678	$548,606,189	$33,341,164	$192,804,741
Proceeds from sales	$11,877,011	$311,612,847	$604,913,184	$50,034,330	$211,006,197

	ON AB Mid Cap Core	ON S&P 500® Index	ON BlackRock Advantage Large Cap Value	ON Federated High Income Bond	ON Nasdaq-100® Index
Cost of purchases	$113,087,829	$ 14,145,916	$218,924,907	$36,228,574	$ 2,652,959
Proceeds from sales	$127,512,365	$136,003,426	$267,400,923	$33,417,122	$37,172,274

	ON BlackRock Advantage Large Cap Core	ON BlackRock Advantage Small Cap Growth	ON S&P MidCap 400® Index	ON BlackRock Advantage Large Cap Growth	ON Risk Managed Balanced
Cost of purchases	$278,496,863	$107,431,626	$ 37,050,947	$84,358,229	$ 84,556,506
Proceeds from sales	$312,537,266	$132,674,108	$110,530,625	$92,470,080	$106,463,410

	ON Federated Core Plus Bond	ON Janus Henderson U.S. Low Volatility[1]	ON iShares Managed Risk Balanced[1]	ON Moderately Conservative Model	ON Balanced Model
Cost of purchases	$385,454,620	$ —	$380,530,492	$18,437,210	$ 22,191,341
Proceeds from sales	$ 33,800,011	$ —	$ —	$42,365,571	$102,989,336

	ON Moderate Growth Model	ON Growth Model
Cost of purchases	$ 41,199,138	$10,941,502
Proceeds from sales	$211,473,231	$51,921,852
[1]	Period from June 25, 2021 (inception) to June 30, 2021
Cost of purchases and proceeds from sales of government securities for the six-month period ended June 30, 2021 were as follows:
	ON Bond	ON BlackRock Balanced Allocation	ON Risk Managed Balanced	ON Federated Core Plus Bond
Cost of purchases	$8,917,070	$20,566,133	$23,194,768	$158,259,498
Proceeds from sales	$5,639,395	$15,366,641	$15,832,716	$ 11,718,557
(6)Financial Instruments
The Portfolios may trade in financial instruments with off-balance sheet risk for hedging purposes or, otherwise, in accordance with stated investment objectives. These financial instruments may include options, futures, and foreign currency contracts that may involve, to a varying degree, elements of risk in excess of the amounts recognized on financial statements.
Options
A Portfolio may buy call and put options. In purchasing call options, a Portfolio pays the seller of the call option a premium for the right of the Portfolio to buy the underlying securities from the seller at a specified exercise price prior to the expiration of the option. In purchasing put options, a Portfolio pays the seller of the put option a premium for the right of the Portfolio to sell the underlying securities to the seller at a specified exercise price prior to the expiration of the option. In order to terminate its position as the purchaser of an option, the Portfolio may enter into a “closing” transaction, which is the sale of an option on the same underlying securities and having the same exercise price and expiration date as the option previously purchased by the Portfolio.

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	June 30, 2021 (Unaudited)
When a Portfolio purchases a put or call option, an amount equal to the premium paid is included on the Portfolio’s Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Portfolio enters into a closing sale transaction, a gain or loss is realized. If a Portfolio exercises a call option on an individual security, the cost of the security acquired is increased by the premium paid for the call. If the Portfolio exercises a put option on an individual security, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. If the Portfolio exercises a put option on a security index, a gain or loss is realized as determined by the premium originally paid, the exercise price and the market value of the index.
The ON Risk Managed Balanced Portfolio purchased call and put options associated with the S&P 500® Index or related exchange traded fund during the six-month period ended  June 30, 2021. These instruments were used by the Risk Management Component of the Portfolio to provide for the Portfolio’s stated risk management strategy. Transactions involving purchased options by the ON Risk Managed Balanced Portfolio for the six-month period ended  June 30, 2021 were: Cost of purchases: $16.1 million, Proceeds from sales: $14.1 million.
Purchased options are non-income producing securities.
Futures Contracts
A Portfolio may buy or sell futures contracts relating to stock indices, foreign currencies, or interest rates. Stock index futures contracts are contracts developed by and traded on national commodity exchanges whereby the buyer will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract multiplied by the specific dollar amount set by the exchange. Futures contracts may be based on broad-based stock indices such as the S&P 500® Index or on narrow-based stock indices. A particular index will be selected according to the Adviser’s investment strategy for the particular Portfolio. Foreign currency futures contracts are contracts traded on commodity exchanges whereby the buyer will, on a specified future date, pay or receive a final cash payment equal to the difference between the value of a stated foreign currency in relation to the U.S dollar, or other currency, on the last day of the contract and the relative value of those currencies on the date of executing the contract. Foreign currency futures may be valued by exchange rates that are based on the relative value of a variety of foreign currencies. An interest rate futures contract is an agreement whereby one party agrees to sell and another party agrees to purchase a specified amount of a specified financial instrument (debt security) at a specified price at a specified date, time and place. Although interest rate futures contracts typically require actual future delivery of and payment for financial instruments, the contracts are usually closed out before the delivery date. A public market exists in interest rate futures contracts covering primarily the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. U.S. futures contracts are traded on exchanges which have been designated “contract markets” by the Commodities Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (“FCM”), or brokerage firm, which is a member of the relevant contract market.
The Fund, on behalf of each Portfolio, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to each Portfolio's operation. Accordingly, the Portfolios are not subject to registration or regulation as a commodity pool operator.
The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the broker when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and are similar to good faith deposits or performance bonds.
Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of a Portfolio’s investment limitations. A Portfolio, its futures commission merchant and the Custodian retain control of the initial margin until the contract is liquidated. If the value of either party's position declines, the party on the side of the declining position will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Variation margin is recognized as a receivable and/or payable for variation margin on futures contracts on the Statement of Assets and Liabilities. In the event of a bankruptcy of the FCM that holds margin on behalf of a Portfolio, the Portfolio may be entitled to return of margin owed to the Portfolio only in proportion to the amount received by the FCM’s other customers. ONI and the sub-advisers will attempt to minimize this risk by carefully monitoring the creditworthiness of the FCMs with which the Portfolios do business. In addition to the margin restrictions discussed above, transactions in futures contracts and options on futures contracts may involve the segregation of funds pursuant to requirements imposed by the SEC. Under those requirements, where a Portfolio has a long position in a futures contract or sells a put option, it will be required to establish a segregated account (not with an FCM or broker) containing cash or certain liquid assets equal to the

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	June 30, 2021 (Unaudited)
purchase price of the contract or the exercise price of the option (less any margin on deposit). For a short position in futures contacts held by a Portfolio or call options sold by a Portfolio, those requirements mandate the establishment of a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts or call options. However, segregation of assets is not required if a Portfolio “covers” its position.
Portions of certain Portfolios’ securities and cash holdings, as noted on those Portfolios’ Schedules of Investments, were pledged at June 30, 2021 as collateral for the Portfolios’ futures contracts. The futures contracts, except those held by the ON Risk Managed Balanced, ON Federated Core Plus Bond, and ON iShares Managed Risk Balanced Portfolios , were used for the purpose of gaining equity exposure for cash and cash equivalents, thereby seeking to lessen a performance difference between the Portfolios and their respective benchmark indices. For the ON Risk Managed Balanced Portfolio and ON iShares Managed Risk Balanced Portfolio, these futures contracts were used by the Portfolio to provide for the Portfolio’s stated risk management strategy. For the ON Federated Core Plus Bond Portfolio, futures contracts were used by the Portfolio to manage total exposure to underlying investments, to manage interest rate risk, or to otherwise execute the Portfolio's stated investment strategy. There were other futures contracts executed and closed in the Portfolios during the six-month period ended June 30, 2021. Those contracts were executed for similar purposes as the contracts outstanding at June 30, 2021. For the six-month period ended June 30, 2021, the notional values of futures contracts opened and closed prior to contract settlement date by the Portfolios were as follows:
Portfolio	Collateral Pledged	Futures Contracts Opened (in millions)	Futures Contracts Closed (in millions)
ON BlackRock Balanced Allocation	Portions of cash holdings	$ 39.4	$ 45.0
ON BlackRock Advantage International Equity	Portions of cash holdings	67.5	63.4
ON AB Mid Cap Core	Portions of cash holdings	0.8	0.8
ON S&P 500® Index	Portions of cash holdings	111.5	107.3
ON BlackRock Advantage Large Cap Value	Portions of cash holdings	59.2	63.8
ON Nasdaq-100® Index	Portions of cash holdings	39.0	37.0
ON BlackRock Advantage Large Cap Core	Portions of cash holdings	56.6	63.2
ON BlackRock Advantage Small Cap Growth	Portions of cash holdings	42.6	45.3
ON S&P MidCap 400® Index	Portions of cash holdings	55.0	54.2
ON BlackRock Advantage Large Cap Growth	Portions of cash holdings	13.5	15.8
ON Risk Managed Balanced	Portions of securities	985.9	1,027.2
ON Federated Core Plus Bond	Portions of securities and cash holdings	131.4	84.9
ON iShares Managed Risk Balanced(a)	Portions of cash holdings	84.4	7.0
The values and financial statement effects of derivative instruments that were not accounted for as hedging instruments as of, and for, the six-month period ended June 30, 2021, were as follows:
Portfolio	Instrument	Primary Risk Type	Value- Asset Derivatives	Value- Liability Derivatives	Location on Statements of Assets and Liabilities
ON BlackRock Balanced Allocation	Futures contracts	Equity price	$ 5,360,750	$ 5,298,156	(1)
ON BlackRock Advantage International Equity	Futures contracts	Equity price	10,138,040	10,402,585	(1)
ON S&P 500® Index	Futures contracts	Equity price	12,651,370	12,609,225	(1)
ON BlackRock Advantage Large Cap Value	Futures contracts	Equity price	4,931,890	4,880,028	(1)
ON Nasdaq-100® Index	Futures contracts	Equity price	4,073,720	4,047,929	(1)
ON BlackRock Advantage Large Cap Core	Futures contracts	Equity price	6,004,040	5,934,672	(1)
ON BlackRock Advantage Small Cap Growth	Futures contracts	Equity price	2,769,360	2,767,813	(1)
ON S&P MidCap 400® Index	Futures contracts	Equity price	4,038,600	4,082,747	(1)
ON BlackRock Advantage Large Cap Growth	Futures contracts	Equity price	1,163,920	1,139,202	(1)
ON Risk Managed Balanced	Futures contracts	Equity price	17,594,866	17,797,690	(1)
	Futures contracts	Interest rate	286,326,304	284,960,472	(1)
	Purchased options	Equity price	48,081,368	—	(2)

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	June 30, 2021 (Unaudited)
Portfolio	Instrument	Primary Risk Type	Value- Asset Derivatives	Value- Liability Derivatives	Location on Statements of Assets and Liabilities
ON Federated Core Plus Bond	Futures contracts	Interest rate	$59,215,590	$59,709,067	(1)
ON iShares Managed Risk Balanced(a)	Futures contracts	Equity price	55,412,774	55,874,615	(1)
	Futures contracts	Interest rate	7,390,329	7,514,813	(1)
	Futures contracts	Foreign currency	13,793,063	13,903,395	(1)

(a)	Period from June 25, 2021 (inception) to June 30, 2021
(1)	Total distributable earnings. The amounts represent the cumulative appreciation (depreciation) of these futures contracts as reported in the Statements of Assets and Liabilities. Only the current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities as receivable (payable) for variation margin on futures contracts. Each Portfolio's Schedule of Open Futures Contracts details the values by futures contract type.
(2)	Investments in securities of unaffiliated issuers, at value.

Portfolio	Instrument	Primary Risk Type	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income	Location on Statements of Operations
ON BlackRock Balanced Allocation	Futures contracts	Equity price	$ 1,763,578	$ (253,691)	(1),(2)
ON BlackRock Advantage International Equity	Futures contracts	Equity price	1,105,584	(327,138)	(1),(2)
ON AB Mid Cap Core	Futures contracts	Equity price	(2,656)	—	(1),(2)
ON S&P 500® Index	Futures contracts	Equity price	1,145,979	(84,304)	(1),(2)
ON BlackRock Advantage Large Cap Value	Futures contracts	Equity price	1,432,195	(210,562)	(1),(2)
ON Nasdaq-100® Index	Futures contracts	Equity price	680,069	15,712	(1),(2)
ON BlackRock Advantage Large Cap Core	Futures contracts	Equity price	1,784,281	(284,063)	(1),(2)
ON BlackRock Advantage Small Cap Growth	Futures contracts	Equity price	891,718	(81,162)	(1),(2)
ON S&P MidCap 400® Index	Futures contracts	Equity price	744,492	(71,599)	(1),(2)
ON BlackRock Advantage Large Cap Growth	Futures contracts	Equity price	453,164	(78,737)	(1),(2)
ON Risk Managed Balanced	Futures contracts	Equity price	(1,456,173)	(653,082)	(1),(2)
	Futures contracts	Interest rate	(6,191,384)	1,185,691	(1),(2)
	Purchased options	Equity price	5,532,770	1,912,135	(3),(4)
ON Federated Core Plus Bond	Futures contracts	Interest rate	634,398	(533,675)	(1),(2)
ON iShares Managed Risk Balanced(a)	Futures contracts	Equity price	(4,169)	(461,841)	(1),(2)
	Futures contracts	Interest rate	—	(124,484)	(1),(2)
	Futures contracts	Foreign currency	—	(110,332)	(1),(2)

(a)	Period from June 25, 2021 (inception) to June 30, 2021
(1)	Net realized gain (loss) on futures contracts.
(2)	Change in unrealized appreciation/depreciation on futures contracts.
(3)	Net realized gain (loss) on investments in securities of unaffiliated issuers.
(4)	Change in unrealized appreciation/depreciation on investments in securities of unaffiliated issuers.

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	June 30, 2021 (Unaudited)
The Portfolios may enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar agreements with their derivative contract counterparties whereby the Portfolios may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables and create one single net payment. For financial reporting purposes, the Portfolios offset derivative assets and liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. At June 30, 2021, there were no outstanding derivative transactions subject to netting arrangements.
(7)Federal Income Tax Information
The following information is presented on a federal income tax basis. Differences between amounts for financial statements and federal income tax purposes are primarily due to timing and character differences in recognizing certain gains and losses on investment transactions. Permanent differences between financial statement and federal income tax reporting are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. Reclassifications related to permanent differences relate principally to foreign currency gains and losses, net investment losses, and distributions from real estate investment trusts and closed end mutual funds.
The cost basis for federal income tax purposes may differ from the cost basis for financial reporting purposes. The table below details the unrealized appreciation (depreciation) and aggregate cost of investments at June 30, 2021 for federal income tax purposes.
	ON Bond	ON BlackRock Balanced Allocation	ON BlackRock Advantage International Equity	ON Janus Henderson Forty	ON AB Small Cap	ON AB Mid Cap Core
Gross unrealized:
Appreciation	$ 22,968,119	$ 73,853,933	$ 47,468,722	$ 89,211,526	$ 15,127,405	$ 6,300,049
Depreciation	(876,556)	(5,699,699)	(20,221,029)	(1,169,353)	(6,494,246)	(3,707,378)
Net unrealized appreciation	$ 22,091,563	$ 68,154,234	$ 27,247,693	$ 88,042,173	$ 8,633,159	$ 2,592,671
Aggregate cost of investments:	$262,119,117	$478,937,033	$473,747,107	$123,006,677	$169,584,863	$104,789,118

	ON S&P 500® Index	ON BlackRock Advantage Large Cap Value	ON Federated High Income Bond	ON Nasdaq-100® Index	ON BlackRock Advantage Large Cap Core	ON BlackRock Advantage Small Cap Growth
Gross unrealized:
Appreciation	$533,391,202	$ 35,635,419	$ 7,878,320	$191,252,928	$ 74,640,729	$ 41,431,962
Depreciation	(32,312,203)	(7,027,997)	(2,176,149)	(2,374,627)	(5,999,668)	(8,447,494)
Net unrealized appreciation	$501,078,999	$ 28,607,422	$ 5,702,171	$188,878,301	$ 68,641,061	$ 32,984,468
Aggregate cost of investments:	$774,425,661	$285,328,374	$169,059,718	$206,652,317	$366,906,608	$173,616,048

	ON S&P MidCap 400® Index	ON BlackRock Advantage Large Cap Growth	ON Risk Managed Balanced	ON Federated Core Plus Bond	ON Janus Henderson U.S. Low Volatility	ON iShares Managed Risk Balanced
Gross unrealized:
Appreciation	$122,470,763	$25,746,869	$109,478,370	$ 5,665,720	$ 6,241,844	$414,791,273
Depreciation	(20,915,565)	(753,799)	(22,059,938)	(2,883,841)	(4,231,146)	—
Net unrealized appreciation	$101,555,198	$24,993,070	$ 87,418,432	$ 2,781,879	$ 2,010,698	$414,791,273
Aggregate cost of investments:	$331,680,577	$96,801,428	$369,813,400	$821,963,379	$981,112,484	$415,082,818

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	June 30, 2021 (Unaudited)
	ON Moderately Conservative Model	ON Balanced Model	ON Moderate Growth Model	ON Growth Model
Gross unrealized:
Appreciation	$ 40,658,748	$225,859,589	$ 496,097,346	$128,902,538
Depreciation	(8,756,832)	(42,289,966)	(112,371,540)	(29,014,079)
Net unrealized appreciation	$ 31,901,916	$183,569,623	$ 383,725,806	$ 99,888,459
Aggregate cost of investments:	$261,649,350	$945,002,492	$1,625,812,005	$354,186,566
(8)Legal Matters
In December 2007, the ON S&P 500® Index Portfolio and the ON BlackRock Advantage Large Cap Value Portfolio (formerly known as "Strategic Value Portfolio"), shareholders of the Tribune Company, participated in a cash out merger in which shareholders received $34 per share of consideration. The value of the proceeds received by the ON S&P 500® Index Portfolio and ON BlackRock Advantage Large Cap Value Portfolio was $37,910 and $384,200, respectively. The company subsequently filed for bankruptcy and several legal complaints have been initiated by groups of Tribune Company creditors seeking to recover, or clawback, proceeds received by shareholders based on fraudulent transfer claims (the "Tribune Bankruptcy").
The first action, Official Committee of Unsecured Creditors of Tribune Company v. FitzSimons, et. al. (“FitzSimons”) was initiated on November 1, 2010 in the U.S. Bankruptcy Court for the District of Delaware. As a result of these proceedings, the Court agreed to allow individual creditors to file similar complaints in U.S. district courts. The Fund is specifically named in a complaint in the U.S. District Court, Southern District of Ohio, Western Division, Deutsche Bank Trust Company Americas, et. al. v. American Electric Power, et. al., that was initiated in June of 2011. The Fund, along with the Strategic Value Portfolio, is also named in a similar complaint in the U.S. District Court, Eastern District of Pennsylvania, Deutsche Bank Trust Company Americas, et. al. v. Ametek Inc. Employees Master Retirement Trust, et. al. These Tribune litigation actions have been consolidated into a single Multidistrict Litigation ("MDL") in the U.S. District Court, Southern District of New York ("District Court").
Thereafter, certain defendants in the MDL, including the Fund, filed various motions to dismiss. The District Court dismissed the Creditor Actions on September 23, 2013, holding that the plaintiffs could not pursue their claims so long as the Trustee pursued essentially the same claims in his action. On December 20, 2013, the plaintiffs appealed the dismissal to the Second Circuit Court of Appeals ("Second Circuit"). On March 29, 2016, the Second Circuit affirmed the dismissal and rejected the plaintiffs’ appeal. On September 9, 2016, plaintiffs filed a petition for writ of certiorari in the Supreme Court and the defendants opposed it. April 3, 2018, the Supreme Court issued a “Statement” from two justices announcing that consideration of the petition for certiorari would be deferred for an undetermined period of time to “allow” the Second Circuit or the District Court to consider, among other things, whether the Second Circuit’s decision should be vacated as a result of the Supreme Court’s recent decision in Merit Management Group, LP v. FTI Consulting, Inc. On May 15, 2018, the Second Circuit recalled the mandate on its earlier decision for further panel review.
In December 2019, the Second Circuit reinstated its prior affirmance of dismissal, which safe-harbors all of the claims except the trustee’s actual intent claims (those claims are excepted from the safe harbor altogether). Those claims were earlier dismissed on traditional grounds, and that dismissal is now on appeal.
In January 2020, the Tribune creditors sought panel rehearing and rehearing en banc, asserting, among other arguments, that the Second Circuit improperly relied on extrinsic evidence to reach its decision regarding Computershare’s status as Tribune’s agent, that the question of Computershare’s agency was a new argument on appeal that should not have been considered, and that the Court’s findings regarding preemption go against the Supreme Court’s decision in Merit Management and other cases. On February 6, 2020 the Second Circuit denied this request.
In July 2020, the creditors filed a petition for writ of certiorari appealing the Second Circuit’s decision to the Supreme Court. The creditors dropped some of shareholder defendants, mostly unaffiliated funds, from the appeal to the Supreme Court. For those defendants only, this has the effect of accepting the adverse judgment and ending the case. Any non-listed defendant presumably is still a party to the appeal. On April 19, 2021 the Supreme Court denied the creditor’s petition for writ of certiorari, meaning that the Second Circuit’s decision in our favor stands.
In the Trustee Action, in 2014, various shareholder defendants filed a motion to dismiss the intentional fraudulent transfer claims. On January 9, 2017, the Court granted the motion to dismiss the Trustee's actual fraudulent conveyance claim. On April 23, 2019, the District Court denied the Trustee’s motion to amend and add federal constructive fraudulent transfer claims. In June 2019, the

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	June 30, 2021 (Unaudited)
Trustee appealed the dismissal of the intentional fraudulent transfer claims and the ruling that any constructive claims would be barred by the safe harbor. On August 20, 2021, the Second Circuit affirmed those decisions. Although the Trustee can seek an appeal to the Supreme Court, it is unlikely that the Supreme Court would entertain the appeal.
The outcome of these proceedings cannot be predicted. Management of the Fund continues to assess litigation matters and any offers of settlement.

Ohio National Fund, Inc.
Additional Information	June 30, 2021 (Unaudited)
(1)Review and approval of Advisory and Sub-Advisory Agreements for ON AB Mid Cap Core Portfolio (formerly the ON Janus Henderson Enterprise Portfolio) and ON AB Small Cap Portfolio (formerly the ON Janus Henderson Venture Portfolio)
At meetings held on February 16 and 17, 2021, the Board of Directors of Ohio National Fund, Inc. (the “Fund”), including a majority of the Directors who are not “interested persons” of the Fund (the “Independent Directors”) approved an amended Investment Advisory Agreement between the Fund and Ohio National, Inc. (the “Adviser”) and new sub-advisory agreements (each a “Sub-Advisory Agreement”) between the Adviser and AllianceBernstein L.P. (“AllianceBernstein”) for the ON AB Mid Cap Core Portfolio and the ON AB Small Cap Portfolio (collectively, the “Portfolios”). The Adviser recommended approving the Sub-Advisory Agreements, noting that AllianceBernstein already serves as a sub-adviser to another portfolio of the Fund. The Directors met with representatives of the Adviser and AllianceBernstein to discuss how the Portfolios would be managed.
The Directors noted that the Adviser is responsible for monitoring the investment performance of the Portfolios and other responsibilities of AllianceBernstein, which has the responsibility for supervising and managing the assets in the Portfolios on a fully discretionary basis. They also noted that the Adviser will report to the Board on its analysis of AllianceBernstein’s performance at the regular meetings of the Board, which are held at least quarterly. Finally, the Board noted that the Adviser provides the facilities and equipment utilized by the Fund; supplies business management services to the Fund, including monitoring expense accruals and preparing each Portfolio’s financial statements; prepares and files Fund registration statements, proxies, shareholder reports and other regulatory filings; provides financial oversight; and ensures that proxies related to each Portfolio’s holdings are voted in compliance with policies approved by the Board.
In considering the amendment to the Advisory Agreement and the approval of the Sub-Advisory Agreements, the Board requested and reviewed a significant amount of information relating to each Portfolio, including the following: (1) proposed advisory and sub-advisory fee information; (2) comparative advisory fee and expense ratio information for a peer group of funds; (3) performance for a strategy similar to that of each Portfolio; and (4) other information regarding the nature, extent and quality of services anticipated to be provided by AllianceBernstein.
The Directors, including all the Independent Directors, were assisted by experienced independent legal counsel throughout the contract review process. The Independent Directors discussed the proposed amendment to the Advisory Agreement and approval of the Sub-Advisory Agreements in a private session with such counsel at which no representatives of management, the Adviser or AllianceBernstein were present. The Directors, including all of the Independent Directors, relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating whether to amend the Advisory Agreement and approve the Sub-Advisory Agreements and the weight to be given to each such factor. The conclusions reached by the Directors were based on a comprehensive evaluation of all the information provided and were not the result of any one factor. Moreover, each Director may have afforded different weight to the various factors in reaching his or her conclusions with respect to approving the amendment to the Advisory Agreement and the approval of the Sub-Advisory Agreements.
Nature, Extent and Quality of Services
The Board noted that it evaluated the nature, extent and quality of the advisory services provided to each Portfolio by the Adviser at meetings held on November 11, 2020, at which time it renewed the Investment Advisory Agreement. As part of that renewal, the Board reviewed information regarding the Adviser’s operations, procedures and personnel. The Directors took into account information they received during the previous year at Board meetings in connection with the Adviser’s service to the Portfolios and through periodic reports regarding the Adviser’s performance of its duties to the other portfolios. The Directors considered the capabilities and resources that the Adviser has dedicated to performing services on behalf of the Fund and its portfolios, as well as the quality of the Adviser’s administrative and other services, including the Adviser’s support to contract owners. The Directors also considered the quality of the compliance programs of the Adviser and its responsiveness to inquiries and requests from the Board. It was the Directors’ conclusion that overall, they were satisfied with the nature, extent and quality of services provided to the Portfolios by the Adviser.
The Board also evaluated the nature, extent and quality of the advisory services anticipated to be provided by AllianceBernstein. As part of its review of AllianceBernstein, the Board reviewed information regarding AllianceBernstein’s operations, procedures and personnel. The Directors considered the capabilities and resources that AllianceBernstein is expected to dedicate to performing services on behalf of the Portfolios, as well as the quality of its administrative and other services. The Directors also considered the quality of the compliance program of AllianceBernstein, and reviewed information on AllianceBernstein’s portfolio management and brokerage practices. The Directors noted that they were familiar with the quality of services AllianceBernstein provides to another portfolio of the Fund. The Directors concluded that, overall, they were satisfied with the nature, extent and quality of services anticipated to be provided to the Portfolios by AllianceBernstein.

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Ohio National Fund, Inc.
Additional Information (Continued)	June 30, 2021 (Unaudited)
Investment Performance
For the ON AB Mid Cap Core Portfolio, the Directors reviewed information showing the performance of a hypothetical portfolio using the strategies that AllianceBernstein intended to implement in the Portfolio (the “Hypothetical Portfolio”) and compared it to the performance of the Russell Mid Cap Index. The Directors noted that the Hypothetical Portfolio outperformed the index for the 1-, 3-, 5- and 10-year periods ended December 31, 2020. Based on this performance, the Directors concluded that AllianceBernstein has the ability to manage the Portfolio effectively going forward. The Board also considered the Adviser’s effectiveness in monitoring the performance of AllianceBernstein and the Adviser’s timeliness in responding to performance issues.
For the ON AB Small Cap Portfolio, the Directors reviewed information showing the performance of a hypothetical portfolio using the strategies that AllianceBernstein intended to implement in the Portfolio (the “Hypothetical Portfolio”) and compared it to the performance of the Russell 2000 Growth Index. The Directors noted that the Hypothetical Portfolio trailed the index over the 1-year period, but outperformed the index for the 3- and 5- year periods ended December 31, 2020. Based on this performance, the Directors concluded that AllianceBernstein has the ability to manage the Portfolio effectively going forward. The Board also considered the Adviser’s effectiveness in monitoring the performance of AllianceBernstein, and the Adviser’s timeliness in responding to performance issues.
Fees and Expenses
The Board reviewed each Portfolio’s proposed advisory and sub-advisory fees compared to the advisory and sub-advisory fees of funds in its peer group, as well as a chart showing where each Portfolio’s proposed advisory fee and sub-advisory fee were located in the dispersion of its peer funds’ advisory fees and sub-advisory fees. Each chart showed the number of funds in the peer group within each defined range of advisory fees or sub-advisory fees, and the range that included the applicable Portfolio. The Directors also noted that the Adviser, and not the Portfolios, is responsible for paying sub-advisory fees to AllianceBernstein. The Board also considered the reasonableness of the proposed sub-advisory fees to be paid by the Adviser to AllianceBernstein. The Directors discussed the sub-adviser oversight provided by the Adviser and the strategic analysis the Adviser provides to the Board on sub-adviser performance. The Directors relied on the ability of the Adviser to negotiate the terms of each Sub-Advisory Agreement, including the sub-advisory fee, at arm’s-length, noting that the Adviser is not affiliated with AllianceBernstein. The Directors noted that the proposed advisory fee payable by each Portfolio was well within the range of fees payable by the Portfolio’s peer group and included fee breakpoints. The Directors acknowledged that, because the sub-advisory fees are paid by the Adviser and not by the Portfolios, the Adviser is incentivized to negotiate a favorable fee. The Directors considered that each Portfolio’s proposed advisory fee was significantly lower than the current advisory fee. Overall, the Directors concluded that the proposed advisory and sub-advisory fees were reasonable.
Profitability and Economies of Scale
The Board noted that it reviewed the profitability of the Adviser at the November 11, 2020, Board of Director’s meeting, noting the Adviser reported a pre-tax operating margin of -3.5% for the ON AB Mid Cap Core Portfolio and a pre-tax operating margin of -3.3% for the ON AB Small Cap Portfolio. The Adviser represented there was no material change in profitability since that time. The Board also considered whether the net advisory fee received by the Adviser for each Portfolio, after paying sub-advisory fees to the Sub-Adviser, was reasonable, given the level of the Adviser’s services to the Portfolio.
The Directors noted that the advisory fee schedules contain breakpoints that would reduce the applicable advisory fees on assets above a specified level as each Portfolio’s assets increase. The Directors also noted that each Portfolio would realize additional economies of scale if the Portfolio’s net assets increase over time proportionately more than certain other expenses. After considering the Portfolio’s current size and potential for growth, the Board concluded that each Portfolio was likely to benefit from economies of scale as the Portfolio’s net assets increased, and that the proposed breakpoints are appropriate.
After consideration of the foregoing, the Board reached the following conclusions regarding the Advisory Agreement and Sub-Advisory Agreement with respect to each Portfolio, in addition to the conclusions set forth above: (a) the Adviser and AllianceBernstein possess the capability and resources to perform the duties required of them under the Advisory Agreement and each Sub-Advisory Agreement; (b) the investment philosophy, strategies and techniques of AllianceBernstein are appropriate for pursuing each Portfolio’s investment objective; (c) AllianceBernstein is likely to execute its investment philosophy, strategies and techniques consistently over time; and (d) the Adviser and AllianceBernstein maintain appropriate compliance programs. Based on the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Director not necessarily attributing the same weight to each factor, the Directors unanimously concluded that approval of the amendment to the Advisory Agreement and approval of the Sub-Advisory Agreements were in the best interests of the Portfolios and their shareholders. Accordingly, the Board, including all the Independent Directors, voted unanimously to approve the amendments to the Advisory Agreement and approve the Sub-Advisory Agreements.

(continued)

Ohio National Fund, Inc.
Additional Information (Continued)	June 30, 2021 (Unaudited)
(2)Review and approval of Advisory and Sub-Advisory Agreement for ON Janus Henderson U.S. Low Volatility Portfolio
At a meeting held on December 20, 2019, the Board of Directors of Ohio National Fund, Inc. (the “Fund) approved registration with the Securities and Exchange Commission of the ON Janus Henderson U.S. Low Volatility Portfolio (the “Portfolio”), a new portfolio of the Fund. At a meeting held on February 12, 2020, the Board of Directors of the Fund, including a majority of the Directors who are not “interested persons” of the Fund, approved an amendment to the Investment Advisory Agreement (the “Advisory Agreement”) between Ohio National Investments, Inc. (the “Adviser”) and the Ohio National Fund, Inc. (the “Fund”) to add the Portfolio to the portfolios managed by the Adviser under the Advisory Agreement. The Directors, including a majority of the Independent Directors, also approved a new Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between the Adviser and Janus Capital Management LLC (“Sub-Adviser”) and a Master Sub-Management Agreement (“Sub-Management Agreement”) between Janus and Intech Investment Management LLC (“Sub-Manager”) for the Portfolio. At the February 12, 2020 meeting, the Directors met with representatives of the Adviser and Sub-Adviser to discuss how the Portfolio would be managed. The Portfolio commenced operations on June 25, 2021.
The Directors noted that the Adviser will be responsible for monitoring the investment performance and other responsibilities of the Sub-Adviser, which has the responsibility for supervising and managing the assets in the Portfolio on a fully discretionary basis. They also noted that the Adviser will report to the Board on its analysis of the Sub-Adviser’s performance at the regular meetings of the Board, which are held at least quarterly. Finally, the Board noted that the Adviser provides the facilities and equipment utilized by the Fund; supplies business management services to the Fund, including monitoring expenses accruals and preparing the Portfolio’s financial statements; prepares and files Fund registration statements, proxies, shareholder reports and other regulatory filings; provides financial oversight; and ensures that proxies related to the Portfolio’s holdings are voted in compliance with policies approved by the Board.
In considering the amendment to the Advisory Agreement and the approval of the Sub-Advisory Agreement and Sub-Management Agreement, the Board requested and reviewed a significant amount of information relating to the Portfolio, including the following: (1) proposed advisory and sub-advisory fee information; (2) comparative advisory fee and expense ratio information for a peer group of funds; (3) performance data for funds employing strategies similar to that of the Portfolio; and (4) other information regarding the nature, extent and quality of services anticipated to be provided by the Sub-Adviser and Sub-Manager.
The Directors, including all the Independent Directors, were assisted by experienced independent legal counsel throughout the contract review process. The Independent Directors discussed the proposed amendment to the Advisory Agreement and the new Sub-Advisory and Sub-Management Agreements in a private session with such counsel at which no representatives of management, the Adviser or the Sub-Advisers were present. The Directors, including all of the Independent Directors, relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating whether to add the Portfolio to the Advisory Agreement and approve the Sub-Advisory and Sub-Management Agreements and the weight to be given to each such factor. The conclusions reached by the Directors were based on a comprehensive evaluation of all the information provided and were not the result of any one factor. Moreover, each Director may have afforded different weight to the various factors in reaching his or her conclusions with respect to approving the amendment to the Advisory Agreement and the new Sub-Advisory Agreement and Sub-Management Agreement.
Nature, Extent and Quality of Services
The Board evaluated the nature, extent and quality of the advisory services anticipated to be provided to the Portfolio by the Adviser. As part of its review, the Board reviewed information regarding the Adviser’s operations, procedures and personnel. The Directors took into account information they received during the previous year at Board meetings in connection with the Adviser’s service to other portfolios of the Fund and through periodic reports regarding the Adviser’s performance of its duties to the other portfolios. The Directors considered the capabilities and resources that the Adviser has dedicated to performing services on behalf of the Fund and its portfolios, as well as the quality of the Adviser’s administrative and other services, including the Adviser’s support to contract owners. The Directors also considered the quality of the compliance programs of the Adviser and its responsiveness to inquiries and requests from the Board. It was the Directors’ conclusion that overall, they were satisfied with the nature, extent and quality of services anticipated to be provided to the Portfolio by the Adviser.
The Board also evaluated the nature, extent and quality of the advisory services anticipated to be provided by the Sub-Adviser and Sub-Manager, noting that the Board has experience with the Sub-Adviser, as it is the Sub-Adviser for other portfolios of the Fund. As part of its review, the Board reviewed information regarding the operations, procedures and personnel of the Sub-Adviser and Sub-Manager. The Directors considered the capabilities and resources that the Sub-Adviser and Sub-Manager are expected to dedicate to performing services on behalf of the Portfolio, as well as the quality of its administrative and other services. The

(continued)

Ohio National Fund, Inc.
Additional Information (Continued)	June 30, 2021 (Unaudited)
Directors also considered the quality of the compliance programs of the Sub-Adviser and Sub-Manager, and reviewed information on the Sub-Adviser’s and Sub-Manager’s portfolio management and brokerage practices, including any soft dollar benefits received. The Directors concluded that, overall, they were satisfied with the nature, extent and quality of services anticipated to be provided to the Portfolio by the Sub-Adviser and Sub-Manager.
Investment Performance
The Directors reviewed the performance of a comparable retail fund managed by the Sub-Adviser that utilizes a strategy similar to that of the Portfolio, relative to that of its Morningstar peer group and benchmark. The Directors noted that although it had underperformed the benchmark for the year-to-date, 1-, 3- and 5- year periods ended September 30, 2019, the comparable retail fund outperformed its peer group median for the same periods. They noted in particular that the comparable fund ranked in the 6th percentile for the 5- year period, the 13th percentile for the 3-year period and the 20th percentile for the 1-year and year-to-date periods. Based on this performance, the Directors concluded that the Sub-Adviser and Sub-Manager have the ability to manage the Portfolio effectively going forward. The Board also considered the Adviser’s effectiveness in monitoring the performance of the Sub-Adviser, and the Adviser’s timeliness in responding to performance issues, with respect to the other portfolios of the Fund that the Sub-Adviser sub-advises.
Fees and Expenses
The Board reviewed the Portfolio’s proposed advisory and sub-advisory fees compared to the advisory and sub-advisory fees of funds in its peer group, as well as a chart showing where the Portfolio’s proposed advisory fee and sub-advisory fee were located in the dispersion of its peer funds’ advisory fees and sub-advisory fees. The chart showed the number of funds in the peer group within each defined range of advisory fees or sub-advisory fees, and the range that included the Portfolio. The Directors also noted that the Adviser and Sub-Adviser, and not the Portfolio, are responsible for paying sub-advisory and sub-management fees to the Sub-Adviser and Sub-Manager, respectively. The Board also considered the reasonableness of the proposed sub-advisory fees to be paid by the Adviser to the Sub-Adviser. The Directors relied on the ability of the Adviser to negotiate the terms of the Sub-Advisory Agreement, including the sub-advisory fee, at arm’s-length, noting that the Adviser is not affiliated with any Sub-Adviser. The Directors noted that the proposed advisory fee payable by the Portfolio was well within the range of fees payable by the Portfolio’s peer group and included fee breakpoints. The Directors acknowledged that, because the sub-advisory fees are paid by the Adviser and not by the Portfolio, the Adviser is incentivized to negotiate a favorable fee. The Directors noted that the Sub-Manager is compensated solely by the Sub-Adviser and neither the Fund nor the Portfolio are responsible for compensating the Sub-Manager. Accordingly, as to the Sub-Adviser and Sub-Manager, the cost of services provided by the Sub-Adviser and Sub-Manager and the profitability of the Sub-Adviser and Sub-Manager in connection with its relationship with the Portfolio were not material factors in the Board’s deliberations. The Directors considered that the Portfolio’s proposed advisory fee was in the 30th percentile and below the peer group average and the Portfolio’s net expense ratio was below the peer group average and in the 14th percentile. Overall, the Directors concluded that the proposed advisory and sub-advisory fees were reasonable.
Profitability and Economies of Scale
The Directors agreed that any projection of profit with respect to the Portfolio would be purely speculative at this time, as the Portfolio has not yet commenced operations. Accordingly, the profitability of the Adviser and Sub-Adviser in connection with their relationship with the Portfolio was not a material factor in the Board’s deliberations.
The Directors noted that that advisory fee schedules contain breakpoints that would reduce the applicable advisory fees on assets above a specified level as the Portfolio’s assets increase. The Directors also noted that the Portfolio would realize additional economies of scale if the Portfolio’s net assets increase over time proportionately more than certain other expenses. After considering the Portfolio’s current size and potential for growth, the Board concluded that the Portfolio was likely to benefit from economies of scale as the Portfolio’s net assets increased, and that the proposed breakpoints are appropriate.
After consideration of the foregoing, the Board reached the following conclusions regarding the Advisory Agreement, Sub-Advisory Agreement and Sub-Management Agreement with respect to the Portfolio, in addition to the conclusions set forth above: (a) the Adviser, Sub-Adviser and Sub-Manager possess the capability and resources to perform the duties required of them under the Advisory Agreement, Sub-Advisory Agreement and Sub-Management Agreement, respectively; (b) the investment philosophy, strategies and techniques of the Sub-Adviser and Sub-Manager are appropriate for pursuing the Portfolio’s investment objective; (c) the Sub-Adviser and Sub-Manager are likely to execute their investment philosophy, strategies and techniques consistently over time; and (d) the Adviser, Sub-Adviser and Sub-Manager maintain appropriate compliance programs. Based on the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Director not necessarily attributing the same weight to each factor, the Directors unanimously concluded that approval of the

(continued)

Ohio National Fund, Inc.
Additional Information (Continued)	June 30, 2021 (Unaudited)
amendment to the Advisory Agreement and approval of the Sub-Advisory Agreement and Sub-Management Agreement were in the best interests of the Portfolio and its shareholders. Accordingly, the Board, including all the Independent Directors, voted unanimously to approve the amendment to the Advisory Agreement and to approve the Sub-Advisory Agreement and Sub-Management Agreement for the Portfolio.
(3)Review and approval of Advisory and Sub-Advisory Agreements for ON iShares Managed Risk (BlackRock) Portfolios
At a meeting held on November 14, 2019, The Board of Directors, including a majority of the Directors who are not “interested persons” of the Fund (the “Independent Directors”), approved an amendment to the advisory agreement (the “Advisory Agreement”) between Ohio National Investments, Inc. (the “Adviser”) and the Ohio National Fund, Inc. (the “Fund”) for the purpose of adding the ON iShares Managed Risk Balanced Portfolio (the “BlackRock Balanced Portfolio”), the ON iShares Managed Risk Moderate Growth Portfolio (the “BlackRock Moderate Growth Portfolio”), and the ON iShares Managed Risk Growth Portfolio (the “BlackRock Growth Portfolio”) (collectively, the “Portfolios”) to the portfolios managed by the Adviser under the Advisory Agreement, as well as new sub-advisory agreements (each, a Sub-Advisory Agreement”) between the Adviser and BlackRock Investment Management, LLC (“Sub-adviser”) for the BlackRock Balanced Portfolio, the BlackRock Moderate Growth Portfolio and the BlackRock Growth Portfolio (collectively, the “BlackRock Portfolios”). The ON iShares Managed Risk Balanced Portfolio commenced operations on June 25, 2021.
The Directors noted that the Adviser will be responsible for monitoring the investment performance and other responsibilities of the Sub-Adviser that has day-to-day responsibility for the decisions made for a Portfolio. They also noted that the Adviser will report to the Board on its analysis of the Sub-Adviser’s performance at the regular meetings of the Board, which are held at least quarterly. Finally, the Board noted that the Adviser provides the facilities and equipment utilized by the Fund; supplies business management services to the Fund, including monitoring expenses accruals and preparing the Portfolios’ financial statements; prepares and files Fund registration statements, proxies, shareholder reports and other regulatory filings; provides financial oversight; and ensures that proxies related to each Portfolio’s holdings are voted in compliance with policies approved by the Board.
In considering the amendment to the Advisory Agreement and the approval of the Sub-Advisory Agreement, the Board requested and reviewed a significant amount of information relating to each Portfolio, including the following: (1) proposed advisory and sub-advisory fee information; (2) comparative advisory fee and expense ratio information for a peer group of funds; (3) performance data for funds employing similar strategies to that of the Portfolio; and (4) other information regarding the nature, extent and quality of services anticipated to be provided by the Sub-Adviser.
The Directors, including all of the Independent Directors, were assisted by experienced independent legal counsel throughout the contract review process. The Independent Directors discussed the proposed amendment to the Advisory Agreement and the new Sub-Advisory Agreement in private session with such counsel at which no representatives of management, the Adviser or the Sub-Adviser were present. The Directors, including all of the Independent Directors, relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating adding the Portfolios to the Advisory Agreement and approving the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Directors were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Director may have afforded different weight to the various factors in reaching his or her conclusions with respect to approving the amendment to the Advisory Agreement and the new Sub-Advisory Agreement.
Nature, Extent and Quality of Services
The Board evaluated the nature, extent and quality of the advisory services anticipated to be provided to the Portfolios by the Adviser. As part of its review, the Board reviewed information regarding the Adviser’s operations, procedures and personnel. The Directors took into account information they received during the previous year at Board meetings in connection with the Adviser’s service to other portfolios of the Fund and through periodic reports regarding the Adviser’s performance of its duties to the other portfolios. The Directors considered the capabilities and resources that the Adviser has dedicated to performing services on behalf of the Fund and its portfolios, as well as the quality of the Adviser’s administrative and other services, including the Adviser’s support to contract owners. The Directors also considered the quality of the compliance programs of the Adviser and its responsiveness to inquiries and requests from the Board. It was the Directors’ conclusion that overall, they were satisfied with the nature, extent and quality of services anticipated to be provided to each Portfolio by the Adviser.
The Board also evaluated the nature, extent and quality of the advisory services anticipated to be provided by the Sub-Adviser, noting that the Board has experience with the Sub-Adviser, as it is a Sub-Adviser for at least one other portfolio of the Fund. As part of its review, the Board reviewed information regarding the Sub-Adviser’s operations, procedures and personnel. The Directors considered the capabilities and resources that the Sub-Adviser is expected to dedicate to performing services on behalf of the applicable Portfolio, as well as the quality of its administrative and other services. The Directors also considered the quality of the compliance programs of the Sub-Adviser, and reviewed information on the Sub-Adviser’s portfolio management and brokerage

(continued)

Ohio National Fund, Inc.
Additional Information (Continued)	June 30, 2021 (Unaudited)
practices, including any soft dollar benefits received. The Directors concluded that, overall they were satisfied with the nature, extent and quality of services anticipated to be provided to each Portfolio by the Sub-Adviser.
Investment Performance
Representatives of the Adviser reviewed with the Directors comparative performance of the Sub-Adviser, and a Portfolio-by-Portfolio discussion regarding that performance is set forth below. The Board also considered the Adviser’s effectiveness in monitoring the performance of the Sub-Adviser, and the Adviser’s timeliness in responding to performance issues, with respect to the other portfolios of the Fund that are sub-advised. A Portfolio-by-Portfolio discussion of each Portfolio’s performance and the Board’s conclusions regarding that performance is set forth below.
Fees and Expenses and Profitability
The Board reviewed each Portfolio’s proposed advisory and sub-advisory fees compared to the advisory and sub-advisory fees of funds in its peer group, as well as a chart showing where the Portfolio’s proposed advisory fee and sub-advisory fee were located in the dispersion of its peer funds’ advisory fees and sub-advisory fees. The chart showed the number of funds in the peer group within each defined range of advisory fees or sub-advisory fees, and the range that included the Portfolio. The Directors also noted that the Adviser, and not the Portfolio, is responsible for paying sub-advisory fees to the Sub-Adviser. The Board also considered the reasonableness of the proposed sub-advisory fees to be paid by the Adviser to the Sub-Adviser for each applicable Portfolio. The Directors relied on the ability of the Adviser to negotiate the terms of each Sub-Advisory Agreement, including the sub-advisory fee, at arm’s-length, noting that the Adviser is not affiliated with any Sub-Adviser. The Directors noted that the proposed advisory fee payable by each Portfolio was well within the range of fees payable by the Portfolio’s peer group and included fee breakpoints. The Directors remarked that, because the sub-advisory fees were paid by the Adviser and not by the Portfolio, the Adviser was incentivized to negotiate a favorable fee. Accordingly, as to the Sub-Adviser, the cost of services provided by the Sub-Adviser and the profitability of the Sub-Adviser in connection with its relationship with the applicable Portfolio were not material factors in the Board’s deliberations. A Portfolio-by-Portfolio discussion of each Portfolio’s fees and expenses and the Board’s conclusions regarding the Portfolio’s fees and expenses is set forth below.
Profitability and Economies of Scale
The Directors agreed that any projection of profit with respect to a Portfolio would be purely speculative at this time, as the Portfolios have not yet commenced operations. Accordingly, the profitability of the Adviser in connection with its relationship with the Portfolios was not a material factor in the Board’s deliberations.
The Directors noted that that advisory and sub-advisory fee schedules contain breakpoints that would reduce the applicable advisory or sub-advisory fees on assets above a specified level as a Portfolio’s assets increase. The Directors also noted that each Portfolio would realize additional economies of scale if the Portfolio’s net assets increase over time proportionately more than certain other expenses. After considering each Portfolio’s current size and potential for growth, the Board concluded that each Portfolio was likely to benefit from economies of scale as the Portfolio’s net assets increased, and that the proposed breakpoints are appropriate.
Portfolio-by-Portfolio Analysis
With respect to the BlackRock Portfolios, the Board noted that the advisory fees and sub-advisory fees are proposed to be applied to the assets of all three BlackRock Portfolios in the aggregate. As all three BlackRock Portfolios have a managed volatility overlay, the Board considered the performance of two funds managed by BlackRock that have a managed volatility overlay, with allocations between equity and fixed income investments that varied from each other and from the target allocations for the three BlackRock Portfolios (which also varied from each other). The Board reviewed a comparison of the risk-adjusted returns of the two funds in comparison with a peer group of 17 funds (including the two funds managed by BlackRock) that have a managed volatility overlay upon a portfolio allocated between equity and fixed income investments. The Directors noted that the total returns of the two BlackRock funds exceeded the total returns of the peer group median for the year-to-date, 1- year, 3- year and 5- year periods ended September 30, 2019, and that the two BlackRock funds ranked better than the peer group median in Sharpe Ratio (which compares returns on a risk-adjusted basis) and downside capture ratio (which measures downside volatility). Based on this performance, the Directors concluded that BlackRock has the ability to manage each of the BlackRock Portfolios effectively going forward. The Directors considered that, although the Portfolio’s proposed advisory fee was above the peer group average, the Portfolio’s projected net expense ratio was below the peer group average. Overall, the Directors concluded that the proposed advisory and sub-advisory fees were reasonable.

(continued)

Ohio National Fund, Inc.
Additional Information (Continued)	June 30, 2021 (Unaudited)
After consideration of the foregoing, the Board reached the following conclusions regarding the Advisory Agreement and Sub-Advisory Agreement with respect to each Portfolio, in addition to the conclusions set forth above: (a) the Adviser and the Sub-Adviser possess the capability and resources to perform the duties required of them under the Advisory Agreement and the Sub-Advisory Agreement, respectively; (b) the investment philosophy, strategies and techniques of the Sub-Adviser are appropriate for pursuing the Portfolio’s investment objective; (c) the Sub-Adviser is likely to execute its investment philosophy, strategies and techniques consistently over time; and (d) the Adviser and the Sub-Adviser maintain appropriate compliance programs. Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Director not necessarily attributing the same weight to each factor, the Directors unanimously concluded that approval of the amendment to the Advisory Agreement and the Sub-Advisory Agreement is in the best interests of each Portfolio and its shareholders. Accordingly, the Board, including all of the Independent Directors, voted unanimously to approve the amendment to the Advisory Agreement and the Sub-Advisory Agreement for each Portfolio.
(4)Review and Approval of Investment Advisory and Sub-Advisory Agreements Due to Anticipated Transaction
At a special meeting held on June 22, 2021 the Board of Directors (the “Board” or “Directors”), including a majority of the Directors who are not “interested persons” (the “Independent Directors”) of Ohio National Fund, Inc. (the “Fund”), approved the Investment Advisory Agreement (the “Advisory Agreement”) with Ohio National Investments, Inc. (“ONI” or “Adviser”) and, as applicable, each sub-advisory agreement with a sub-adviser (each a “Sub-Adviser,” and together the “Sub-Advisers”) for the certain of the Fund’s investment portfolios identified below (each, a “Portfolio”). The Directors noted that the existing advisory agreement and each sub-advisory agreement with respect to the applicable Portfolios were last considered by the Directors either at their November 12, 2020 meeting or their February 17, 2021 meeting. The Directors observed that the Advisory Agreement and new sub-advisory agreements were being presented at this meeting because of an anticipated transaction that would effect a change of control in the Adviser and terminate the existing advisory agreement and sub-advisory agreements. The Independent Directors were separately represented by independent legal counsel in connection with their consideration of the approval of the continuation of these agreements.
The Directors noted that the Adviser is responsible for monitoring the investment performance and other responsibilities of the various Sub-Advisers that have day-to-day responsibility for the decisions made for the Portfolios. The Directors further noted that for those Portfolios subject to the Securities and Exchange Commission order (the “Order”) permitting them to operate as “funds of funds” and to invest in other investment companies in excess of the limits of Section 12(d)(1), the Adviser bears significant responsibility and administrative burden in the monitoring and reporting required by the Order’s conditions. They also noted that the Adviser reports to the Board on its analysis of each Sub-Adviser’s performance at the regular meetings of the Board, which are held at least quarterly. Finally, the Board noted that the Adviser provides the facilities and equipment utilized by the Portfolios; supplies business management services to the Fund, including monitoring expenses accruals and preparing the Portfolios’ financial statements; prepares and files Fund registration statements, proxies, shareholder reports and other regulatory filings; provides financial oversight; and ensures that proxies related to each Portfolio’s holdings are voted in compliance with policies approved by the Board.
In considering the Advisory Agreement and sub-advisory agreements, the Board requested, received and reviewed a significant amount of information relating to each Portfolio, the Adviser and the Sub-Advisers, including the following: (1) performance data for each Portfolio for various time periods, including year-to-date, through March 31, 2021, (2) comparative performance, advisory fee, and expense ratio information for a peer group of funds in each respective Portfolio’s Morningstar category (a “Morningstar Peer Group” or “peer group”), through March 31, 2021, (3) comparable performance information for each Portfolio’s relevant benchmark index or indices; (4) comparative data regarding the expense ratio of each Portfolio, as compared to its Morningstar Peer Group; (5) a profitability analysis for the Adviser with respect to each Portfolio; and (6) other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers, as applicable. The Directors acknowledged that the information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers had not changed since they were last considered in either November 2020 or February 2021. With respect to the ON AB Mid Cap Core Portfolio and ON AB Small Cap Portfolio, the Adviser verbally provided updated performance data for the period after May 1, 2021. The Directors noted that in November 2020 and February 2021, they reviewed management fee peer comparison charts showing where each Portfolio’s advisory fee was located in the dispersion of its peer group’s advisory fees, as well as other comparative data regarding advisory fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other institutional funds and institutional accounts using investment strategies and techniques similar to those used in managing the Portfolios, as applicable. The Directors had continued access to the previously provided information and noted no materials changes since the information was last considered. The Directors took into account information regarding the services provided by the Adviser and each Sub-Adviser, and performance, fee and expense ratio information regarding each Portfolio provided to them periodically throughout the year. They also met with representatives of the Adviser to review the relative performance of each Portfolio, as compared with its benchmark index(es) and peer group.

(continued)

Ohio National Fund, Inc.
Additional Information (Continued)	June 30, 2021 (Unaudited)
The Directors, including all of the Independent Directors, were assisted by experienced independent legal counsel throughout the Advisory Agreement and sub-advisory agreement review process. The Independent Directors discussed the proposed approvals in private session with such counsel at which no representatives of management, the Adviser or any Sub-Adviser were present. Each Director, including each of the Independent Directors, relied upon the advice of independent legal counsel and his or her own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and each sub-advisory agreement and the weight to be given to each such factor. The conclusions reached by the Directors were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Director may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreement and each sub-advisory agreement.
Nature, Extent and Quality of Services
The Board evaluated the nature, extent and quality of the advisory services provided to the Portfolios by the Adviser. As part of its review, the Board reviewed information regarding the Adviser’s operations, procedures and personnel. The Directors took into account information they received during the previous year at Board meetings and other discussions and through periodic reports regarding the Adviser’s performance of its duties. The Directors considered the capabilities and resources that the Adviser has dedicated to performing services on behalf of the Fund and its Portfolios, as well as the quality of administrative and other services provided by the Adviser, which include monitoring each Sub-Adviser’s performance, monitoring the quality of each Sub-Adviser’s compliance program and providing other support to contract owners. The Directors also considered the quality of the Adviser’s compliance programs and the Adviser’s responsiveness to Board inquiries and requests.
For each Portfolio with a fund-of-funds structure, the Directors considered that the Adviser performs significant services to the Portfolio that are in addition to, rather than duplicative of, services provided under the advisory contracts of the underlying funds. The Directors noted that the Adviser performs regular reviews of each Portfolio and its underlying funds, focusing on the asset class make-up of the Portfolio, the percentages invested in each underlying fund, and each underlying fund’s performance against its benchmark, in order to confirm that the Portfolio is diversified, has the appropriate asset mix, and is performing well.
For each Portfolio subject to a sub-advisory agreement, the Board considered similar criteria as applied to each Sub-Adviser, including the nature, extent and quality of the sub-advisory services provided by each Sub-Adviser. In addition to the criteria used to review the Adviser, the Directors reviewed information on each Sub-Adviser’s portfolio management and brokerage practices, including any soft dollar benefits received. The Directors also reviewed the performance record of each Portfolio managed by the applicable Sub-Adviser. The Directors determined that overall, they were satisfied with the nature, extent and quality of services provided to the Fund and each of the Portfolios.
Investment Performance
Representatives of the Adviser reviewed with the Directors each Portfolio’s performance for the quarter-to-date, year-to-date, 1-year, 3-year and 5-year periods ended March 31, 2021 (except where noted), as compared to the Portfolio’s Morningstar Peer Group and benchmark(s). The Board also considered the Adviser’s effectiveness in monitoring the performance of each Sub-Adviser and the Adviser’s timeliness in responding to performance issues. The Directors discussed with the Adviser representatives certain Portfolios that underperformed their respective benchmarks. A Portfolio-by-Portfolio discussion of each Portfolio’s performance and the Board’s conclusions regarding that performance is set forth below.
Fees and Expenses
The Board considered the advisory fee for each Portfolio, as well as the difference of each Portfolio’s fee from the average advisory fee for the Portfolio’s Morningstar Peer Group and the fee’s percentile ranking within the peer group. The Board also considered charts showing, for each Portfolio, how the Portfolio’s advisory fees compared to the advisory fees of the funds in its peer group. The Board also reviewed the difference between each Portfolio’s overall expense ratio and that of its Morningstar Peer Group, as well as the expense ratio’s percentile ranking within the peer group. For these purposes, the Morningstar Peer Groups excluded funds with net assets over $1 billion, all funds identified as a fund-of-funds, and for all Portfolios other than the ON S&P 500 Index Portfolio, ON S&P MidCap 400 Index Portfolio and the ON Nasdaq-100 Index Portfolio, all index funds. Non-index funds were excluded from the Morningstar Peer Group for the ON S&P 500 Index Portfolio, ON S&P MidCap 400 Index Portfolio, and the ON Nasdaq-100 Index Portfolio.
When applicable, the Board considered the amount of the net advisory fee retained by the Adviser, after payment of the sub-advisory fee, as well as the proportion the net fee represented of the total advisory fee, in light of the services provided by the Adviser to the Portfolio.

(continued)

Ohio National Fund, Inc.
Additional Information (Continued)	June 30, 2021 (Unaudited)
When applicable, the Board also considered the fees paid to Sub-Advisers. The Board relied to a degree on the Adviser’s negotiation of each sub-advisory agreement at an arm’s-length basis and noted that, when the Adviser has negotiated decreases in the sub-advisory fee for certain Portfolios, it has usually passed some, if not all, of the decrease on to shareholders by reducing its advisory fee. The Board relied on information provided in November 2020 or February 2021 to consider the fees the Adviser and Sub-Advisers charge their separately managed institutional accounts and other accounts and expressed no concerns with those rates relative to the fees charged to the Portfolios. The Directors also recognized that it was difficult to make comparisons of advisory fees because there were variations in the services that were included in the fees paid by other funds and separately managed accounts.
Profitability
The Directors reviewed the advisory fee paid to the Adviser for each Portfolio and noted the pre-tax profit margins reported by the Adviser for each Portfolio. The Directors noted that the profit margins for the Portfolios ranged from -28.9% to 40.0% with average profitability of 20.0%. The Directors also noted that the Adviser, and not the Portfolios, is responsible for paying sub-advisory fees to the Sub-Advisers. The Board also evaluated whether the net advisory fee received by the Adviser for each Portfolio, after paying sub-advisory fees to the Sub-Adviser, was reasonable, given the level of the Adviser’s services to the Portfolio. The Directors took into account the fact that the Adviser had contractually agreed to limit Portfolio expenses and reimburse expenses to the extent necessary to keep total Portfolio expenses at or below a specified amount. The Directors further considered the statement of a representative of the Adviser that the profitability calculations account for all of the Adviser’s costs in providing services to the Fund, including services outside the investment advisory function (such as Fund operations and legal functions). The Directors discussed that, if an adviser is extremely efficient, resulting in enhanced profitability, the adviser’s effective use of resources should not be penalized on a comparative basis. The Directors then considered potential benefits that the Adviser may receive in connection with the Fund, noting in particular that its insurance company parent earns revenue on the variable products through which the Fund is available as an investment vehicle. Additionally, the Directors acknowledged that calculating the Adviser’s profitability related to a specific Portfolio can be challenging and imprecise because of the difficulties in suitably allocating the Adviser’s expenses across the Portfolios given the Adviser’s shared efforts with respect to the Portfolios.
In considering the reasonableness of the sub-advisory fees paid by the Adviser to each Sub-Adviser, the Directors relied on the ability of the Adviser to negotiate the sub-advisory fee at arm’s length, noting that the Adviser is not affiliated with any Sub-Adviser. The Directors also noted that the sub-advisory fees were paid by the Adviser and not by a Portfolio and, therefore, the Adviser was incentivized to negotiate a favorable fee. The Directors noted that they further considered the breakpoints established in the sub-advisory agreements and the impact of these breakpoints on the Sub-Adviser’s profitability at the November 2020 or February 2021 meetings. The Board discussed economies of scale and agreed it was a matter more appropriately considered at the Advisory Agreement level. The Board concluded that the profitability, fees and potential realization of economies of scale by the Portfolios from the sub-advisory arrangements with the unaffiliated Sub-Advisers should not be a material factor in its deliberations.
After considering all of the above, the Board concluded that the profitability of the Adviser with respect to each Portfolio was reasonable.
Economies of Scale
The Directors noted that all of the advisory and sub-advisory fee schedules contain breakpoints that would reduce the applicable advisory or sub-advisory fees on assets above a specified level as the applicable Portfolio’s assets increase. The Directors also noted that a Portfolio would realize additional economies of scale if the Portfolio’s net assets increase over time proportionately more than certain other expenses. The Directors took into account that many of the Portfolios had a small amount of net assets relative to the funds in their respective peer groups. After considering each Portfolio’s current size and potential for growth, the Board concluded that each Portfolio was likely to benefit from economies of scale as the Portfolio’s net assets increased, and that the existing breakpoints are appropriate.
In addition to the foregoing, the Directors considered the specific factors and related conclusions set forth below with respect to each Portfolio’s performance and fees and expenses. Except as otherwise indicated, the performance data described below for each Portfolio is for periods ended March 31, 2021.
ON Bond Portfolio (Adviser – ONI). The Directors noted that the Portfolio outperformed its benchmark index and peer group for the 1-year period and outperformed the benchmark index for the 5-year period. The Directors noted that the Portfolio’s advisory fee was in line with the peer group average while its net expense ratio was below the peer group average. Overall, the Board concluded that the Portfolio’s performance was acceptable, and its advisory fee was reasonable.

(continued)

Ohio National Fund, Inc.
Additional Information (Continued)	June 30, 2021 (Unaudited)
ON BlackRock Balanced Allocation Portfolio (Adviser – ONI, Sub-Adviser – BlackRock). The Directors focused on the year-to-date and 1-year performance for the Portfolio, as the performance prior to February 2019 was attributable to the prior sub-adviser. They observed that the Portfolio underperformed its benchmark index and peer group for the year-to-date and 1-year periods. The Directors remarked that although the Portfolio’s performance for the year-to-date lagged its benchmark index and peer group, it had improved significantly. The Directors noted that the Portfolio’s advisory fee and net expense ratio were below the averages of its peer group. Overall, the Directors concluded that the Portfolio’s performance was improving and that the advisory and sub-advisory fees were reasonable.
ON BlackRock Advantage International Equity Portfolio (Adviser – ONI, Sub-Adviser – BlackRock). The Directors focused on the year-to-date and 1-year performance for the Portfolio, as the performance prior to December 2019 was attributable to the prior sub-advisor. The Directors observed that the Portfolio had outperformed its benchmark index over both periods and outperformed its peer group over the year-to-date period. The Board noted that the Portfolio’s advisory fee and net expense ratio were below the peer group averages. Overall, the Board concluded that the Portfolio’s performance was acceptable and that the advisory fee was reasonable.
ON Janus Henderson Forty Portfolio (Adviser – ONI, Sub-Adviser – Janus). The Directors reviewed the Portfolio’s performance and noted that it underperformed its benchmark index over the year-to-date, 1-year and 3-year periods but outperformed its benchmark index over the 5-year period and had significantly outperformed its peer group across the 3-year and 5-year periods. The Directors noted that the Portfolio’s advisory fee was in line with the peer group average while its net expense ratio was below the peer group average. Overall, the Board concluded that the Portfolio’s performance was acceptable, and the advisory and sub-advisory fees were reasonable.
ON AB Small Cap Portfolio, formerly the ON Janus Henderson Venture Portfolio (Adviser – ONI, Sub-Adviser – AllianceBernstein). The Directors recalled that the Sub-Adviser assumed management of the Portfolio in May 2021 and that performance as of March 31, 2021 was attributable to the prior sub-adviser. The Directors discussed the Adviser’s representation that the Portfolio had underperformed the benchmark index and peer group since May 1, 2021. The Directors considered the Adviser’s representation that the gross advisory fee and net expense ratio for the Portfolio were lower since the Sub-Adviser assumed management of the portfolio. Overall, the Directors concluded that the Sub-Adviser should be given more time to manage the Portfolio and that the advisory and sub-advisory fees were reasonable.
ON AB Mid Cap Core Portfolio, formerly the ON Janus Henderson Enterprise Portfolio (Adviser – ONI, Sub-Adviser – AllianceBernstein). The Directors recalled that the Sub-Adviser assumed management of the Portfolio in May 2021 and that performance as of March 31, 2021 was attributable to the prior sub-adviser. The Directors discussed the Adviser’s representation that the Portfolio had outperformed the benchmark index and peer group since May 1, 2021. The Directors considered the Adviser’s representation that the gross advisory fee and net expense ratio for the Portfolio were lower since the Sub-Adviser assumed management of the Portfolio. Overall, the Directors concluded that the Portfolio’s performance was improving and that the advisory and sub-advisory fees were reasonable.
ON S&P 500® Index Portfolio (Adviser – ONI, Sub-Adviser – Geode). The Directors observed that while the Portfolio underperformed its benchmark index for the year-to-date, 1-year, 3-year and 5-year periods, but it outperformed its peer group over the 3-year and 5-year periods and its performance generally was in line with the index when expenses were excluded. The Directors noted that peer group performance data for index funds was generally irrelevant and did not rely on peer group comparison performance figures for the Portfolio. The Directors noted that, while the advisory fee was above the Portfolio’s peer group average, the overall expense ratio was the statistic most important to index fund shareholders, and the Portfolio’s net expense ratio was lower than the average for the peer group. Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory and sub-advisory fees were reasonable.
ON BlackRock Advantage Large Cap Value Portfolio (Adviser – ONI, Sub-Adviser – BlackRock). The Directors focused on the year-to-date and 1-year performance for the Portfolio, as the performance prior to December 2019 was attributable to the prior sub-adviser. The Directors considered that the Portfolio underperformed its benchmark index and peer group over both periods. The Directors noted that although the Portfolio’s performance continued to lag the benchmark index and peer group over the year-to-date, it had improved significantly. The Board noted that the Portfolio’s advisory fee was in line with the peer group average, and its expense ratio was below the peer group average. Overall, the Board concluded that the Portfolio’s performance was improving and that its advisory fee and sub-advisory fee were reasonable.
ON Federated High Income Bond Portfolio (Adviser – ONI, Sub-Adviser – Federated Investment). The Directors observed that the Portfolio outperformed its benchmark index for the year-to-date, 1-year and 3-year periods and outperformed its peer group over all time periods. The Directors noted that the advisory fee was above the peer group average, while the net expense ratio was on par

(continued)

Ohio National Fund, Inc.
Additional Information (Continued)	June 30, 2021 (Unaudited)
with the peer group average. The Adviser noted that the Portfolio was smaller than most of its peers, thus not allowing the portfolio to take advantage of adviser fee break points, and that many of its peers were managed by larger fund complexes. Overall, the Board concluded that the Portfolio’s performance was acceptable, and the advisory and sub-advisory fees were reasonable.
ON Nasdaq-100® Index Portfolio (Adviser – ONI, Sub-Adviser – Geode). The Directors observed that while the Portfolio underperformed its benchmark index across all time periods shown, its performance was generally in line with the index when expenses were excluded. The Directors noted that the Portfolio outperformed its peer group across the 1-year, 3-year and 5-year periods, but deemed peer group performance data for index funds to be generally irrelevant and did not rely on peer group comparison performance. The Directors noted that the Portfolio’s advisory fee and net expense ratio were below the peer group average. Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory and sub-advisory fees were reasonable.
ON BlackRock Advantage Large Cap Core Portfolio (Adviser – ONI, Sub-Adviser – BlackRock). The Directors focused on the year-to-date and 1-year performance for the Portfolio, as the performance prior to February 2019 was attributable to the prior sub-adviser. They observed that the Portfolio underperformed its benchmark index and peer group for the year-to-date and 1-year period. The Directors remarked that although the Portfolio’s performance for the year-to-date lagged its benchmark index and peer group, it had improved significantly. The Directors considered that the Portfolio’s advisory fee was in line with its peer group’s average and its net expense ratio was below its peer group average. Overall, the Directors concluded that the Portfolio’s performance was improving and that the advisory fee and sub-advisory fees were reasonable.
ON BlackRock Advantage Small Cap Growth Portfolio (Adviser – ONI, Sub-Adviser – BlackRock). The Directors focused on the year-to-date and 1-year performance for the Portfolio, as the performance prior to February 2019 was attributable to the prior sub-advisor. They observed that the Portfolio outperformed the benchmark over the 1-year period and the peer group over both periods. The Directors noted that the Portfolio’s advisory fee and net expense ratio were below the averages of its peer group. Overall, the Directors concluded that the Portfolio’s performance was acceptable and the advisory fee and sub-advisory fee were reasonable.
ON S&P MidCap 400® Index (Adviser – ONI, Sub-Adviser – Geode). The Directors observed that the Portfolio had only been operating as an index fund since December 16, 2016 and therefore did not consider the Portfolio’s performance for the 5-year period. The Directors acknowledged that while the Portfolio underperformed its benchmark index for the year-to-date, 1-year and 3-year periods, its performance generally was in line with the benchmark index when expenses were excluded. The Directors deemed peer group performance data for index funds to be generally irrelevant and did not rely on peer group comparison performance figures for the Portfolio. The Directors noted that, while the advisory fee was above the Portfolio’s peer group average, the overall expense ratio was the statistic most important to index fund shareholders, and the Portfolio’s net expense ratio was lower than the average for the peer group. Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory and sub-advisory fees were reasonable.
ON BlackRock Advantage Large Cap Growth Portfolio (Adviser – ONI, Sub-Adviser – BlackRock). The Directors focused on the year-to-date and 1-year performance for the Portfolio, as the performance prior to February 2019 was attributable to the prior sub-adviser. They observed that the Portfolio outperformed its benchmark index for the year-to-date but underperformed its benchmark index over the 1-year period and its peer group over both periods. The Directors remarked that although the Portfolio’s performance for the year-to-date lagged its peer group, it had improved significantly. The Directors noted that the Portfolio’s advisory fee was slightly below the peer group average and that the Portfolio’s net expense ratio was below the peer group average. Overall, the Directors concluded that the Portfolio’s performance was improving and the advisory fee and sub-advisory fee were reasonable.
ON Risk Managed Balanced Portfolio (Adviser – ONI, Sub-Adviser – AllianceBernstein). The Directors focused on the year-to-date and 1-year performance for the Portfolio as the performance prior to May 2020 was attributable to the prior sub-adviser. They noted that the Portfolio underperformed its benchmark index and peer group over the year-to-date and 1-year periods. The Directors observed that the none of the Portfolio’s peers had a risk management overlay. The Directors discussed that since March 31, 2021, the decline in interest rates had positively impacted the Portfolio and the Portfolio had been outperforming its benchmark index and peer group. The Directors noted that the Portfolio’s advisory fee and net expense ratio were higher than its peer group’s average, but considered the Adviser’s comment that other funds in the peer group do not have risk management overlays and the fee differential is consistent with industry charges for risk management overlay services. Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory and sub-advisory fees were reasonable.

(continued)

Ohio National Fund, Inc.
Additional Information (Continued)	June 30, 2021 (Unaudited)
ON Federated Core Plus Bond Portfolio (Adviser – ONI, Sub-Adviser – Federated Investment). The Directors recalled that the Portfolio commenced operations on May 1, 2020 and observed that it had outperformed its benchmark index and peer group since inception. The Directors noted that the Portfolio’s advisory fee was slightly above the peer group average while its net expense ratio was slightly below the peer group average. Overall, the Board concluded that the Portfolio’s performance was acceptable and its advisory fee and sub-advisory fees were reasonable.
Fund-of-Funds Portfolios (the "ON Model Portfolios")
With respect to each of the fund-of-funds Portfolios, the Directors noted each fund-of-funds Portfolio had shown positive performance relative to its benchmark and peer group over the 1-year period ended March 31, 2021. The Board noted the difficulty in assembling a meaningful peer group of funds-of-funds for expense comparison purposes because, while the fund-of-funds Portfolios consist of underlying mutual funds, the funds-of-funds in the peer groups are comprised primarily of exchange traded funds, which have much lower net expense ratios. To correct for this difference, the Adviser presented information comparing the average net expense ratio for each peer group with the expense ratio of each fund-of-funds Portfolio as reported in that Portfolio’s annual report, which does not show fees and expenses of investing in underlying mutual funds.
ON Moderately Conservative Model Portfolio (Adviser – ONI). The Directors noted that while the Portfolio outperformed its benchmark index for the year-to-date and 1-year periods and outperformed the peer group median for the 1-year and 3-year periods, it underperformed the benchmark for the 3-year period and the peer group average for the year-to-date period. The Directors observed that the Portfolio’s advisory fee was slightly above the peer group average, and the net expense ratio as reported in the annual shareholder report was lower than the average of its peer group. Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory fee was reasonable.
ON Balanced Model Portfolio (Adviser – ONI). The Directors observed that while the Portfolio underperformed its benchmark index for the 3-year period, it outperformed the benchmark index for the year-to-date and 1-year periods. The Directors noted that the Portfolio significantly overperformed the peer group over the 1-year period but underperformed the peer group over the year-to-date and 3-year periods. The Directors noted that the Portfolio’s advisory fee was above the peer group average and the next expense ratio as reported in the annual shareholder report was lower than the peer group average. Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory fee was reasonable.
ON Moderate Growth Model Portfolio (Adviser – ONI). The Directors observed that while the Portfolio underperformed its benchmark index and peer group for the year-to-date period and the benchmark index for the 3-year period, it significantly outperformed the benchmark index and peer group average over the 1-year period and outperformed the peer group over the 3-year period. The Directors also noted that the Portfolio’s advisory fee was above the peer group average and the net expense ratio as reported in the annual shareholder report was lower than the average of its peer group. Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory fee was reasonable.
ON Growth Model Portfolio (Adviser – ONI). The Directors observed that while the Portfolio underperformed its benchmark index and peer group for the year-to-date, the Portfolio significantly outperformed both over the 1-year period and outperformed both over the 3-year period. The Directors noted that the Portfolio’s advisory fee was higher than the average of its peer group, and that the net expense ratio as reported in the annual shareholder report was slightly lower than the average of its peer group. Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory fee was reasonable.
After consideration of the foregoing, the Board reached the following conclusions regarding the Advisory Agreement and, as applicable, the sub-advisory agreement with respect to each Portfolio, in addition to the conclusions set forth above: (a) ONI and the Sub-Advisers demonstrated that they possessed the capability and resources to perform the duties required of them under the Advisory Agreement and applicable sub-advisory agreement(s), respectively; (b) the investment philosophy, strategies and techniques of ONI (with respect to the Portfolios without a Sub-Adviser) and the Sub-Advisers were appropriate for pursuing the applicable Portfolio’s investment objective; (c) ONI (with respect to the Portfolios without a Sub-Adviser) and the Sub-Advisers were likely to execute their investment philosophy, strategies and techniques consistently over time; and (d) ONI and the Sub-Advisers maintained appropriate compliance programs. Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Director not necessarily attributing the same weight to each factor, the Directors unanimously concluded that approval of the Advisory Agreements and, as applicable, the sub-advisory agreements was in the best interests of the Portfolios and their shareholders. Accordingly, the Board, including all of the Independent Directors, voted unanimously to approve the Advisory Agreements and, as applicable, the sub-advisory agreements for the Portfolios.

(continued)

Ohio National Fund, Inc.
Additional Information (Continued)	June 30, 2021 (Unaudited)
(5)Expense Disclosure
An individual may not buy or own membership interests of the Fund directly. An individual acquires an indirect interest in the Fund by purchasing a variable annuity contract or variable insurance policy and allocating premiums or purchase payments to Fund Portfolios available through the separate accounts of ONLIC, ONLAC, and NSLA. Separate accounts of these entities are the shareholders of the Fund.
As a shareholder of the Fund, a separate account incurs ongoing costs, including management fees and other Fund expenses. This example is intended to help a policy/contract owner understand ongoing costs (in dollars) associated with the underlying investment in the Portfolios by the separate account shareholder and to compare these costs with the ongoing costs associated with investing in other mutual funds.
The example is based on an investment of $1,000 invested at January 1, 2021 and held through June 30, 2021.
Actual Expenses
The table below provides information about investment values and actual expenses associated with each Portfolio of the Fund. The information below, together with the amount of an underlying investment, can be used to estimate expenses paid over the period. An estimate can be obtained by simply dividing an underlying investment value by $1,000 (for example, an $8,600 investment value divided by $1,000 = 8.6), then multiplying the result by the number in the table under the heading entitled “Expenses Paid During Period”.
Portfolio	Beginning Investment Value 1/1/2021	Ending Investment Value 6/30/2021	Expenses Paid During Period* 1/1/2021 – 6/30/2021	Expense Ratio During Period 1/1/2021 – 6/30/2021 (Annualized)
ON Bond	$1,000.00	$ 987.50	$2.91	0.59%
ON BlackRock Balanced Allocation	$1,000.00	$1,102.80	$2.82	0.54%
ON BlackRock Advantage International Equity	$1,000.00	$1,102.60	$4.64	0.89%
ON Janus Henderson Forty	$1,000.00	$1,130.10	$4.07	0.77%
ON AB Small Cap	$1,000.00	$1,056.40	$4.44	0.87%
ON AB Mid Cap Core	$1,000.00	$1,106.70	$4.81	0.92%
ON S&P 500® Index	$1,000.00	$1,150.60	$2.03	0.38%
ON BlackRock Advantage Large Cap Value	$1,000.00	$1,168.30	$3.98	0.74%
ON Federated High Income Bond	$1,000.00	$1,038.30	$4.14	0.82%
ON Nasdaq-100® Index	$1,000.00	$1,131.40	$2.17	0.41%
ON BlackRock Advantage Large Cap Core	$1,000.00	$1,153.10	$3.68	0.69%
ON BlackRock Advantage Small Cap Growth	$1,000.00	$1,090.40	$4.41	0.85%
ON S&P MidCap 400® Index	$1,000.00	$1,173.30	$2.26	0.42%
ON BlackRock Advantage Large Cap Growth	$1,000.00	$1,134.20	$4.07	0.77%
ON Risk Managed Balanced	$1,000.00	$1,066.40	$4.87	0.95%
ON Federated Core Plus Bond	$1,000.00	$ 988.50	$3.16	0.64%
ON Janus Henderson U.S. Low Volatility	$1,000.00	$1,002.00	$0.10	0.02%
ON iShares Managed Risk Balanced	$1,000.00	$ 999.00	$0.10	0.02%
ON Moderately Conservative Model	$1,000.00	$1,050.50	$2.08	0.41%
ON Balanced Model	$1,000.00	$1,075.80	$2.11	0.41%
ON Moderate Growth Model	$1,000.00	$1,101.00	$2.19	0.42%
ON Growth Model	$1,000.00	$1,121.40	$2.58	0.49%

(continued)

Ohio National Fund, Inc.
Additional Information (Continued)	June 30, 2021 (Unaudited)
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical investment values and hypothetical expenses based on each respective Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not an actual return. The hypothetical investment values and expenses may not be used to estimate the actual ending investment balance or expenses actually paid for the period by the shareholders. A policy/contract holder may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Portfolio	Beginning Investment Value 1/1/2021	Ending Investment Value 6/30/2021	Expenses Paid During Period* 1/1/2021 – 6/30/2021	Expense Ratio During Period 1/1/2021 – 6/30/2021 (Annualized)
ON Bond	$1,000.00	$1,021.87	$2.96	0.59%
ON BlackRock Balanced Allocation	$1,000.00	$1,022.12	$2.71	0.54%
ON BlackRock Advantage International Equity	$1,000.00	$1,020.38	$4.46	0.89%
ON Janus Henderson Forty	$1,000.00	$1,020.98	$3.86	0.77%
ON AB Small Cap	$1,000.00	$1,020.48	$4.36	0.87%
ON AB Mid Cap Core	$1,000.00	$1,020.23	$4.61	0.92%
ON S&P 500® Index	$1,000.00	$1,022.91	$1.91	0.38%
ON BlackRock Advantage Large Cap Value	$1,000.00	$1,021.12	$3.71	0.74%
ON Federated High Income Bond	$1,000.00	$1,020.73	$4.11	0.82%
ON Nasdaq-100® Index	$1,000.00	$1,022.76	$2.06	0.41%
ON BlackRock Advantage Large Cap Core	$1,000.00	$1,021.37	$3.46	0.69%
ON BlackRock Advantage Small Cap Growth	$1,000.00	$1,020.58	$4.26	0.85%
ON S&P MidCap 400® Index	$1,000.00	$1,022.71	$2.11	0.42%
ON BlackRock Advantage Large Cap Growth	$1,000.00	$1,020.98	$3.86	0.77%
ON Risk Managed Balanced	$1,000.00	$1,020.08	$4.76	0.95%
ON Federated Core Plus Bond	$1,000.00	$1,021.62	$3.21	0.64%
ON Janus Henderson U.S. Low Volatility	$1,000.00	$1,024.70	$0.10	0.02%
ON iShares Managed Risk Balanced	$1,000.00	$1,024.70	$0.10	0.02%
ON Moderately Conservative Model	$1,000.00	$1,022.76	$2.06	0.41%
ON Balanced Model	$1,000.00	$1,022.76	$2.06	0.41%
ON Moderate Growth Model	$1,000.00	$1,022.71	$2.11	0.42%
ON Growth Model	$1,000.00	$1,022.36	$2.46	0.49%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (181 days) divided by the number of days in the fiscal year (366 days). Please note that the expenses shown in these tables are meant to highlight ongoing Fund costs only and do not reflect any contract-level expenses or Fund transactional costs, such as sales charges (loads) or exchange fees (if any). Therefore, these tables are useful in comparing ongoing fund costs only, and will not fully assist a policy/contract owner in determining the relative total expenses of different funds. In addition, if transactional costs were included, costs may have been higher for these Portfolios as well as for a fund being compared.
(6)Other Disclosures
The Statement of Additional Information of the Fund includes additional information about the the Board and is available at http://www.ohionationalfund.com or upon request, without charge, by calling 877-781-6392 (toll-free).
A description of the policies and procedures that the Fund uses in voting proxies relating to Fund securities, as well as information regarding how the Fund voted proxies during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling 877-781-6392 (toll-free) and on the SEC's website at http://www.sec.gov.
The Fund has filed its Schedules of Investments as of March 31 and September 30 with the SEC, as required, on Form N-PORT Part F. Form N-PORT Part F is required to be filed with the SEC for the first and third quarters of each fiscal year within sixty days after the end of each period and is available on the SEC website upon acceptance of each submission.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus of the Fund. For a prospectus containing more complete information, including charges and expenses, please contact Ohio National Investments, Inc., One Financial Way, Cincinnati, OH 45242, telephone 877-781-6392 (toll-free).

Ohio National Fund, Inc.
Information about Directors and Officers	June 30, 2021 (Unaudited)
Name and Address	Age	Position(s) with the Fund	Term of Office and Length of Time Served	Number of Portfolios in the Fund to be Overseen by Director	Principal Occupation(s) During Past Five Years and Other Directorships
Independent Directors
George M. Vredeveld One Financial Way Cincinnati, Ohio	78	Director, Member of Audit and Independent Directors Committees	Indefinite; Since March 1996	22	Professor Emeritus, Finance: University of Cincinnati (January 2014 - Present); Honorary Consul; Republic of Bulgaria (2019 - Present); Alpaugh Professor of Economics: Lindner College of Business, University of Cincinnati (2004 - 2013); Founder/President: Economics Center at the University of Cincinnati (1977 - 2012).
Madeleine W. Ludlow One Financial Way Cincinnati, Ohio	66	Director, Chairman of Audit Committee and Member of Independent Directors Committee	Indefinite; Since April 2012	22	Founder/Managing Director: West Capital Partners LLC (2010 - Present), General Partner: H Ventures LLC (2020 - Present); Director: ALLETE, Inc.
Geoffrey Keenan One Financial Way Cincinnati, Ohio	62	Chairman (through June 30, 2021) and Director, Member of Audit and Independent Directors Committees	Indefinite; Since January 2015	22	Executive Vice President - Asset Management Operations: Acrisure LLC (May 2021 - Present); Executive Vice President and Chief Operating Officer: Gateway Investment Advisers, LLC (1995 - 2013).
Lawrence L. Grypp One Financial Way Cincinnati, Ohio	72	Director, Member of Audit and Independent Directors Committees, Lead Independent Director, effective July 1, 2021	Indefinite; Since December 2016	22	Senior Business Advisor and Board Member (January 2018 - Present); President: Goering Center for Family and Private Business (August 2008 - December 2017).
Interested Director
Christopher A. Carlson One Financial Way Cincinnati, Ohio	61	Director, Chairman, effective July 1, 2021	Indefinite; Since July 2020	22	President/Vice Chairman and other positions: Ohio National Financial Services and subsidiaries (June 1993 - December 2018); President: Ohio National Fund, Inc. (March 2010 - May 2016).
Officers
Tara York One Financial Way Cincinnati, Ohio	32	President	Indefinite; Since May 2021		Vice President; Annuity Funds Complex and Product Management: ONLIC (May 2021 - Present); Second VP, Head of Investment Manager Research: ONLIC (July 2020 – April 2021); Director, Senior Investment Analyst: ONLIC (July 2019 – June 2020); Senior Investment Analyst: ONLIC (August 2018 – June 2019); Fund Evaluation Analyst: ONLIC (May 2017 – August 2018); Client Portfolio Manager, PNC Institutional Asset Management (September 2013 – May 2017)
Paul J. Gerard One Financial Way Cincinnati, Ohio	61	Vice President	Indefinite; Since March 2016		Senior Vice President and Chief Investment Officer: ONLIC and NSLA (January 2016 - Present).

Ohio National Fund, Inc.
Information about Directors and Officers (Continued)	June 30, 2021 (Unaudited)
Name and Address	Age	Position(s) with the Fund	Term of Office and Length of Time Served	Number of Portfolios in the Fund to be Overseen by Director	Principal Occupation(s) During Past Five Years and Other Directorships
R. Todd Brockman One Financial Way Cincinnati, Ohio	52	Treasurer	Indefinite; Since August 2004		Vice President, Mutual Fund Operations: ONLIC and NSLA (February 2014 - Present); Treasurer: ONI.
Kimberly A. Plante One Financial Way Cincinnati, Ohio	47	Secretary	Indefinite; Since March 2005		Vice President and Counsel: ONLIC (November 2017 - Present); Second Vice President and Counsel: ONLIC (January 2016 - November 2017); Senior Associate Counsel: ONLIC (January 2011 - January 2016); Secretary: ONI; Officer of various other Ohio National-affiliated companies.
Keith Dwyer One Financial Way Cincinnati, Ohio	48	Chief Compliance Officer	Indefinite; Since August 2016		Second Vice President, Fund Compliance: ONLIC (August 2016 - Present); Director, Fund Compliance: ONLIC (January 2015 - August 2016); Administrator, Fund Compliance: ONLIC (January 2014 - January 2015); Chief Compliance Officer: ONI and other Ohio National-affiliated companies (August 2016 - present); Chief Compliance Officer: Fiduciary Capital Management ("FCM") (August 2016 - December 2017); Chief Compliance Officer: Suffolk Capital Management, LLC ("Suffolk") (August 2016 - December 2016); Interim Chief Compliance Officer: ONI, Suffolk, FCM and other Ohio National-affiliated companies (November 2015 - August 2016).
Daniel P. Leming One Financial Way Cincinnati, Ohio	36	Assistant Treasurer	Indefinite; Since March 2016		Assistant Vice President; Mutual Fund Operations: ONLIC (December 2020 - Present); Director, Fund Operations and Analysis: ONLIC (July 2018 - December 2020); Assistant Director, Fund Operations and Analysis: ONLIC (December 2016 - June 2018); Manager, Fund Operations and Analysis: ONLIC (February 2016 - December 2016)

[THIS PAGE LEFT INTENTIONALLY BLANK]

Ohio National Fund, Inc.
Post Office Box 371
Cincinnati, Ohio 45201
Form 1325 Rev. 8-21

(b) Not applicable.

Item 2. Code Of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees And Services.

Not applicable for semiannual reports.

Item 5. Audit Committee Of Listed Registrants.

Not applicable for semiannual reports.

Item 6. Investments.

Not applicable, as the schedules are included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure Of Proxy Voting Policies And Procedures For Closed-End Management Investment Companies.

Not applicable for open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable for open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors.

Item 11. Controls and Procedures.

(a) The Fund’s principal executive officer and principal financial officer have concluded, based on their evaluation conducted as of a date within the most recent fiscal half-year of the filing of this report, that the Fund’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Fund, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the Fund’s internal control over financial reporting that occurred during the most recent fiscal half-year covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a)(1)	Not applicable for semiannual reports.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the Fund as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3)	The certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ohio National Fund, Inc.

By:	/s/ Tara York
Tara York
President
(Principal Executive Officer)
September 2, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Ohio National Fund, Inc.

By	/s/ Tara York
Tara York
President
(Principal Executive Officer)
September 2, 2021

By:	/s/ Todd Brockman
R. Todd Brockman
Treasurer
(Principal Financial Officer)
September 2, 2021